RS Investment Trust

RS Focused Growth Opportunity Fund	RS International Fund
RS Focused Opportunity Fund	RS China Fund
RS Growth Fund	RS Emerging Markets Fund
RS Mid Cap Growth Fund	RS Emerging Markets Small Cap Fund
RS Select Growth Fund	RS Global Natural Resources Fund
RS Small Cap Equity Fund	RS Investment Quality Bond Fund
RS Small Cap Growth Fund	RS Low Duration Bond Fund
RS Technology Fund	RS High Yield Fund
RS Investors Fund	RS Tax-Exempt Fund
RS Large Cap Alpha Fund	RS High Income Municipal Bond Fund
RS Partners Fund	RS Floating Rate Fund
RS Value Fund	RS Strategic Income Fund
RS Global Fund

Dear Shareholder:

A meeting of shareholders (the "Meeting") of each series of RS Investment Trust listed above (each an "Acquired Fund") has been scheduled for May 19, 2016 at the offices of RS Investment Management Co. LLC ("RS Investments") at One Bush Street, Suite 900, San Francisco, California 94104, at 9:00 a.m. Pacific Time.

Victory Capital Holdings, Inc. ("Victory Holdings") has agreed to purchase RS Investments from its current shareholders, including its parent company and certain investment professionals and employees of RS Investments who hold equity in RS Investments (the "Transaction"). RS Investments is the investment adviser to the Acquired Funds. The closing of the Transaction is expected to occur in the second quarter of 2016, subject to customary closing conditions, including regulatory approvals and client consents. Upon the closing of the Transaction, most of the investment professionals and certain other key employees of RS Investments are expected to become employees of Victory Capital Management Inc. ("Victory Capital"), a subsidiary of Victory Holdings.

The purpose of the Meeting is to seek shareholder approval of an Agreement and Plan of Reorganization (the "Agreement") under which each Acquired Fund will reorganize (each, a "Reorganization") into a newly created corresponding series of Victory Portfolios (each an "Acquiring Fund"), a registered investment company advised by Victory Capital. The proposed Reorganizations of the Acquired Funds are part of the larger plans to integrate the advisory businesses of RS Investments and Victory Capital in connection with the Transaction. The Reorganizations are proposed to close at approximately the same time as the Transaction.

If shareholders of an Acquired Fund approve the Agreement described in the accompanying materials, they will become shareholders of the corresponding Acquiring Fund; Victory Capital will be the investment adviser to each Acquiring

Fund. The investment objective of each Acquiring Fund will be substantially identical to that of the corresponding Acquired Fund. The principal investment strategies and principal risks of each Acquiring Fund will be substantially identical to those of the corresponding Acquired Fund except for certain differences between the investment strategies and risks of RS Investors Fund, RS Technology Fund, RS Investment Quality Bond Fund, and RS Low Duration Bond Fund and their corresponding Acquiring Funds. These changes are described in detail in the combined prospectus/proxy statement accompanying this letter. Victory Capital intends to employ or retain the Acquired Funds' current investment management teams to manage the Acquiring Funds after the Reorganizations, except that it is anticipated that the proposed Acquiring Fund for each of RS Investment Quality Bond Fund and RS Low Duration Bond Fund will be managed by members of INCORE Capital Management, an existing Victory Capital investment franchise. With these exceptions, no material change in the day-to-day portfolio management of the Acquired Funds is expected as a result of the Reorganizations.

Each Reorganization is expected to be tax-free for U.S. federal income tax purposes. Accordingly, it is expected that each Acquired Fund and its shareholders will not recognize gain or loss as a direct result of a Reorganization, as described in more detail in the combined prospectus/proxy statement.

No sales charges (including contingent deferred sales charges) will be imposed on Acquired Fund shareholders as a result of Reorganization. It is expected that, following the proposed Reorganizations, the expenses associated with investing in the Acquiring Funds will be the same as or lower than the expenses associated with investing in the Acquired Funds as of December 31, 2015, for at least two years following the Reorganizations, as described in detail in the combined prospectus/proxy statement. An Acquiring Fund may experience higher gross total operating expenses after that date unless the expense limitation agreement that will be in place during that period is continued.

The board of trustees (the "Board") of RS Investment Trust believes that approval of each Reorganization is in the best interests of each Acquired Fund. Accordingly, the Board recommends that you vote in favor of the Agreement related to the proposed Reorganization of your Acquired Fund.

In addition, in connection with the Reorganizations of RS Investors Fund and RS Global Natural Resources Fund, shareholders of RS Investors Fund and RS Global Natural Resources Fund are being asked to approve a proposal that each of the corresponding Acquiring Funds adopt a fundamental investment policy to operate as a "non-diversified" fund under the Investment Company Act of 1940. Each of RS Investors Fund and RS Global Natural Resources Fund currently operates as a "diversified" fund. The proposed fundamental investment policy would allow each corresponding Acquiring Fund to invest more of its assets in the securities of fewer issuers than is currently the case for the Acquired Fund.

Detailed information about the proposed Reorganizations and the reasons for the Board's approval of the Agreement, as well as the proposal relating to RS Investors

Fund and RS Global Natural Resources Fund, are contained in the enclosed prospectus/proxy statement materials.

Please exercise your right to vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. In addition to voting by mail you may also vote either by telephone or via the Internet, as follows:

To vote by telephone:	To vote by Internet:
(1) Read the prospectus/proxy statement and have the enclosed proxy card at hand.	(1) Read the prospectus/proxy statement and have the enclosed proxy card at hand.
(2) Call the toll-free number that appears on the enclosed proxy card.	(2) Go to the website that appears on the enclosed proxy card.
(3) Enter the control number set forth on the enclosed proxy card and follow the simple instructions.	(3) Enter the control number set forth on the enclosed proxy card and follow the simple instructions.

It is very important that you vote and that your voting instructions be received no later than the close of business on May 18, 2016, whether or not you plan to attend the shareholder meeting in person. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

NOTE: You may receive more than one proxy package if you hold shares in more than one account. You must return separate proxy cards or record separate votes via telephone or the Internet for each of your accounts. We have provided return envelopes for each proxy card, which require no postage if mailed in the United States.

Thank you for taking the time to consider these important Reorganization proposals and for your continuing investment in the RS Funds. If you have any questions regarding the proposed Reorganizations to be voted on, please do not hesitate to call our proxy information line at 1-866-209-8568. Representatives are available to answer your call Monday through Friday 9:00 a.m. to 11:00 p.m. Eastern Time and Saturday 12:00 p.m. to 6:00 p.m. Eastern Time.

Sincerely,

Matthew H. Scanlan
President and Principal Executive Officer
RS Investment Trust

March 23, 2016

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NOTICE OF MEETING OF SHAREHOLDERS
RS Investment Trust

RS Focused Growth Opportunity Fund	RS International Fund
RS Focused Opportunity Fund	RS China Fund
RS Growth Fund	RS Emerging Markets Fund
RS Mid Cap Growth Fund	RS Emerging Markets Small Cap Fund
RS Select Growth Fund	RS Global Natural Resources Fund
RS Small Cap Equity Fund	RS Investment Quality Bond Fund
RS Small Cap Growth Fund	RS Low Duration Bond Fund
RS Technology Fund	RS High Yield Fund
RS Investors Fund	RS Tax-Exempt Fund
RS Large Cap Alpha Fund	RS High Income Municipal Bond Fund
RS Partners Fund	RS Floating Rate Fund
RS Value Fund	RS Strategic Income Fund
RS Global Fund

To be held May 19, 2016

A Meeting of Shareholders (the "Meeting") of each of the funds listed above (each, an "Acquired Fund") will be held at 9:00 a.m. PT on May 19, 2016, at the offices of RS Investment Management Co. LLC ("RS Investments") at One Bush Street, Suite 900, San Francisco, California 94104. At the Meeting, shareholders of each Acquired Fund will consider the following proposal with respect to their Fund:

•  To approve the Agreement and Plan of Reorganization (the "Agreement") by and among RS Investment Trust, on behalf of the Acquired Fund, Victory Portfolios, on behalf of the corresponding fund indicated below (each, an "Acquiring Fund"), RS Investments, and Victory Capital Management Inc.

Shareholders of each Acquired Fund will vote separately on the proposal to reorganize the Acquired Fund into the corresponding Acquiring Fund pursuant to the Agreement as shown below:

	Acquired Fund	Acquiring Fund
1	RS Focused Growth Opportunity Fund	Victory RS Focused Growth Opportunity Fund
2	RS Focused Opportunity Fund	Victory RS Focused Opportunity Fund
3	RS Growth Fund	Victory RS Growth Fund
4	RS Mid Cap Growth Fund	Victory RS Mid Cap Growth Fund
5	RS Select Growth Fund	Victory RS Select Growth Fund
6	RS Small Cap Equity Fund	Victory RS Small Cap Equity Fund

	Acquired Fund	Acquiring Fund
7	RS Small Cap Growth Fund	Victory RS Small Cap Growth Fund
8	RS Technology Fund	Victory RS Science and Technology Fund
9	RS Investors Fund	Victory RS Investors Fund
10	RS Large Cap Alpha Fund	Victory RS Large Cap Alpha Fund
11	RS Partners Fund	Victory RS Partners Fund
12	RS Value Fund	Victory RS Value Fund
13	RS Global Fund	Victory RS Global Fund
14	RS International Fund	Victory RS International Fund
15	RS China Fund	Victory RS China Fund
16	RS Emerging Markets Fund	Victory RS Emerging Markets Fund
17	RS Emerging Markets Small Cap Fund	Victory RS Emerging Markets Small Cap Fund
18	RS Global Natural Resources Fund	Victory Global Natural Resources Fund
19	RS Investment Quality Bond Fund	Victory INCORE Investment Quality Bond Fund
20	RS Low Duration Bond Fund	Victory INCORE Low Duration Bond Fund
21	RS High Yield Fund	Victory High Yield Fund
22	RS Tax-Exempt Fund	Victory Tax-Exempt Fund
23	RS High Income Municipal Bond Fund	Victory High Income Municipal Bond Fund
24	RS Floating Rate Fund	Victory Floating Rate Fund
25	RS Strategic Income Fund	Victory Strategic Income Fund

In addition, shareholders of each of RS Investors Fund and RS Global Natural Resources Fund, voting separately, will consider the following proposal with respect to the corresponding Acquiring Fund:

•  To approve the adoption of a fundamental investment policy to operate the Acquiring Fund as a "non-diversified" fund under the Investment Company Act of 1940.

Please carefully read the enclosed combined prospectus/proxy statement. It discusses these proposals in more detail. If you were a shareholder of an Acquired Fund as of the close of business on March 4, 2016, you may vote at the Meeting or at any adjournment or postponement of the Meeting. You are welcome to attend the Meeting in person. If you cannot attend in person, please vote by mail, telephone, or internet. Just follow the instructions on the enclosed proxy card. If you have questions, please call the Acquired Funds' proxy solicitor toll free at 1-866-209-8568. It is important that you vote. The board of trustees of RS Investment Trust recommends that you vote FOR the proposed Reorganization of your Acquired Fund.

By order of the Board of Trustees

Nina Gupta, Secretary
March 23, 2016

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RS Investment Trust

RS Focused Growth Opportunity Fund	RS International Fund
RS Focused Opportunity Fund	RS China Fund
RS Growth Fund	RS Emerging Markets Fund
RS Mid Cap Growth Fund	RS Emerging Markets Small Cap Fund
RS Select Growth Fund	RS Global Natural Resources Fund
RS Small Cap Equity Fund	RS Investment Quality Bond Fund
RS Small Cap Growth Fund	RS Low Duration Bond Fund
RS Technology Fund	RS High Yield Fund
RS Investors Fund	RS Tax-Exempt Fund
RS Large Cap Alpha Fund	RS High Income Municipal Bond Fund
RS Partners Fund	RS Floating Rate Fund
RS Value Fund	RS Strategic Income Fund
RS Global Fund

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

March 23, 2016

This is a brief overview of the reorganization proposed for your fund. We encourage you to read the full text of the enclosed combined prospectus/proxy statement.

Q:  Why am I being asked to vote?

As announced on December 18, 2015, the parent company of Victory Capital Management Inc. ("Victory Capital") has entered into an agreement to acquire RS Investment Management Co. LLC ("RS Investments"), the investment adviser to your Acquired Fund, from its current shareholders, including its parent company and certain investment professionals and employees of RS Investments who hold equity in RS Investments (the "Transaction"). The fund reorganizations are being proposed as part of the plans to integrate the investment advisory businesses of RS Investments and Victory Capital.

Mutual funds are required to seek shareholder approval for certain kinds of transactions, like the reorganizations proposed in the enclosed combined prospectus/proxy statement. As a shareholder of one or more of the above-listed funds (each, an "Acquired Fund" and together, the "Acquired Funds"), you are being asked to vote on a reorganization involving your fund.

Q:  What is a fund reorganization?

A fund reorganization involves one fund (referred to in this prospectus/proxy statement as the Acquired Fund) transferring all of its assets to another fund (referred to in this prospectus/proxy statement as the Acquiring Fund) in exchange for shares of the Acquiring Fund and the Acquiring Fund's assumption of the Acquired Fund's liabilities. Following the reorganization, shareholders of the Acquired Fund will be shareholders of the Acquiring Fund and hold the same aggregate value of shares of the Acquiring Fund as they held in the Acquired Fund prior to the reorganization. (The Acquired Funds and the Acquiring Funds are referred to individually or collectively as a "Fund" or the "Funds," respectively.)

Q:  Is my vote important?

Yes, absolutely! While the board of trustees (the "Board") of RS Investment Trust has reviewed the proposed reorganization for your Acquired Fund and recommends that you approve it, the proposal generally cannot go forward without the approval of shareholders of your Fund. Your Acquired Fund will continue to contact shareholders asking them to vote until it is sure that a quorum will be reached, and may continue to contact you thereafter.

Q:  On what am I being asked to vote?

You are being asked to vote on the reorganization (the "Reorganization") of the Acquired Fund of which you are a shareholder into the corresponding Acquiring Fund, as noted in the table below:

Acquired Fund	Acquiring Fund
RS Focused Growth Opportunity Fund	Victory RS Focused Growth Opportunity Fund
RS Focused Opportunity Fund	Victory RS Focused Opportunity Fund
RS Growth Fund	Victory RS Growth Fund
RS Mid Cap Growth Fund	Victory RS Mid Cap Growth Fund
RS Select Growth Fund	Victory RS Select Growth Fund
RS Small Cap Equity Fund	Victory RS Small Cap Equity Fund
RS Small Cap Growth Fund	Victory RS Small Cap Growth Fund
RS Technology Fund	Victory RS Science and Technology Fund
RS Investors Fund	Victory RS Investors Fund
RS Large Cap Alpha Fund	Victory RS Large Cap Alpha Fund
RS Partners Fund	Victory RS Partners Fund
RS Value Fund	Victory RS Value Fund
RS Global Fund	Victory RS Global Fund
RS International Fund	Victory RS International Fund
RS China Fund	Victory RS China Fund
RS Emerging Markets Fund	Victory RS Emerging Markets Fund
RS Emerging Markets Small Cap Fund	Victory RS Emerging Markets Small Cap Fund
RS Global Natural Resources Fund	Victory Global Natural Resources Fund
RS Investment Quality Bond Fund	Victory INCORE Investment Quality Bond Fund
RS Low Duration Bond Fund	Victory INCORE Low Duration Bond Fund
RS High Yield Fund	Victory High Yield Fund
RS Tax-Exempt Fund	Victory Tax-Exempt Fund

Acquired Fund	Acquiring Fund
RS High Income Municipal Bond Fund	Victory High Income Municipal Bond Fund
RS Floating Rate Fund	Victory Floating Rate Fund
RS Strategic Income Fund	Victory Strategic Income Fund

If shareholders of your Acquired Fund approve the Reorganization and the other closing conditions are met, your shares of the Acquired Fund will, in effect, be converted into shares of the corresponding Acquiring Fund with the same aggregate net asset value as your Acquired Fund shares at the time of the Reorganization. The number and value of Acquiring Fund shares you will receive in the Reorganization will be equal to the number and value of the Acquired Fund shares you held immediately prior to the Reorganization.

We encourage you to read the full text of the enclosed combined prospectus/proxy statement to obtain a more detailed understanding of the matters relating to each proposed Reorganization.

Q:  How will the Reorganizations benefit the Acquired Funds and the shareholders?

Victory Capital and RS Investments believe the Reorganizations will benefit the Acquired Funds and their shareholders by offering them, among other things:

•  in most cases, the continued ability to benefit from the expertise of the same portfolio managers currently managing the Acquired Funds;

•  for the RS Low Duration Fund and RS Investment Quality Bond Fund, the ability to benefit from the expertise of portfolio managers with Victory Capital's investment franchise, INCORE Capital Management;

•  opportunities for increased asset growth and improved economies of scale, over the long-term, as a result of the combined distribution capabilities of the new organization;

•  anticipated total operating expenses for all classes of shares that, on a net basis under a contractual Victory Capital expense limitation agreement, are expected to be equal to or lower than current operating expenses for at least two years following the closing of the Reorganizations, although some Acquiring Funds may experience higher gross total operating expenses after that date unless the expense limitation agreement is continued; and

•  the ability to spread fixed costs over a larger combined asset base of Victory funds, which has the potential to result in a reduction in the per share expenses paid by shareholders of the Acquiring Funds over the longer term.

Q:  Will there be any changes to the Acquired Funds' investment program or portfolio management teams as a result of the Reorganizations?

No, for most Funds. After the Reorganizations, Victory Capital intends to employ or retain the Acquired Funds' current investment management teams to manage the Acquiring Funds in accordance with substantially identical investment objectives, principal investment strategies, and principal risks of each Acquiring Fund except as follows:

•  RS Investors Fund and RS Global Natural Resources Fund: Currently, each of RS Investors Fund and RS Global Natural Resources Fund is classified as a diversified fund. Subject to approval of shareholders of each of RS Investors Fund and RS Global Natural Resources Fund of the fundamental investment policy proposal described below, the corresponding Acquiring Fund will be classified as a non-diversified fund, which means that the Acquiring Fund will have the ability to invest a greater percentage of its assets in a fewer number of portfolio holdings.

•  RS Technology Fund: The Acquiring Fund corresponding to the RS Technology Fund, the Victory RS Science and Technology Fund, intends to invest at least 80% of its net assets in securities of issuers engaged in a broader range of activities which includes science and/or technology companies, as well as companies that utilize technology to create competitive advantages or benefit from the use or application of scientific or technological developments. The Acquiring Fund expects to employ two additional portfolio managers, both of whom currently are members of RS Investments' Growth Team, in addition to those individuals who manage the RS Technology Fund currently (who are also members of RS Investments' Growth Team).

•  RS Investment Quality Bond Fund and RS Low Duration Bond Fund: the Acquiring Funds corresponding to each of RS Investment Quality Bond Fund and RS Low Duration Bond Fund will be managed by an investment management team at INCORE Capital Management, a Victory Capital investment franchise. The investment strategies of these Acquiring Funds will be substantially similar to those of the Acquired Funds.

With these exceptions, no material change in the investment program or change in the day-to-day portfolio management of the Acquired Funds is expected as a result of the Reorganizations.

Q:  Will there be any changes to the options or services associated with my shareholder account as a result of the Reorganizations?

Yes. Most account-level features and options such as dividend distributions, dividend diversification, automatic investment plans and systematic withdrawals will automatically carry over from accounts in each Acquired Fund to accounts in the corresponding Acquiring Fund. However, there are some differences, including that the exchange privilege will be limited to exchanges among the Acquiring Funds and will not be available for exchanges among the broader family of Victory funds immediately following the Reorganizations and for so long as the Acquiring Funds and the other Victory funds maintain different transfer agents. Also, additional purchases of Class A shares of certain Acquiring Funds may be subject to higher sales charges than they would have been under the sales charge schedule applicable to Class A purchases of the corresponding Acquired Funds. In addition, the Acquiring Funds do not offer dollar cost averaging as an available investment option.

Q:  Are there any other significant differences in the management of the Acquired Funds and the Acquiring Funds?

The investment advisory services to be provided by Victory Capital to the Acquiring Funds under the Acquiring Funds' investment advisory agreement are similar to the investment advisory services provided by RS Investments to the Acquired Funds under the Acquired Funds' investment advisory agreement. Under these agreements, Victory Capital and RS Investments each may retain the services of an investment sub-adviser provided certain conditions are met.

The Acquiring Funds have obtained a "manager of managers" exemptive order from the Securities and Exchange Commission ("SEC") granting relief from certain requirements relating to the hiring of investment sub-advisers (the "Victory order"). The Victory order permits the Acquiring Funds' Board of Trustees, subject to certain conditions, to approve a sub-adviser and modify any existing or future sub-advisory agreement with such sub-advisers at any time without shareholder approval. The Acquired Funds have not received comparable exemptive relief and would, therefore, be required to obtain shareholder approval to appoint a new sub-adviser in most cases.

Use of the manager of managers structure in reliance on the Victory order has been approved by the initial shareholder of each of the Acquiring Funds, although Victory Capital does not currently intend to recommend any changes in reliance on the Victory order.

Please see the section entitled "Additional Information About Each Reorganization and the Proposals — Manager of Managers Structure — Victory Funds," in the prospectus/proxy statement for more information.

Q:  Are there direct costs or tax consequences of the Reorganizations?

No. The direct costs associated with the Reorganizations will be borne by Victory Capital and RS Investments and not by the shareholders of the Funds. Each Reorganization is expected to be tax-free for U.S. federal income tax purposes. Accordingly, it is expected that each Acquired Fund and its shareholders will not recognize gain or loss as a direct result of a Reorganization, as described in more detail in the section entitled "Tax Status of the Reorganizations." To the extent that any portfolio assets of an Acquired Fund are sold in connection with its Reorganization, an Acquired Fund would incur transaction costs and may result in a taxable distribution of gains to shareholders. However, except as noted below for RS Technology Fund and RS Global Natural Resources Fund, it is not anticipated that the amount of such transaction costs incurred, if any, will be significant to any Fund or that sales of portfolio securities resulting in taxable distributions of gains to shareholders will be significant.

Q:  If approved, when will the Reorganizations happen?

If approved by shareholders, the Reorganizations will take place as soon as practicable following shareholder approval of each Reorganization, subject to satisfaction of customary closing conditions and consents, including that the Transaction involving RS Investments and Victory Capital proceeds to close. The closing of the Transaction is also subject to customary closing conditions, including regulatory approvals and the consent of clients (including the Acquired Funds) representing a minimum level of revenue. The Transaction is expected to be completed in the second quarter of 2016 and the Reorganizations are proposed to close generally concurrently with the close of the Transaction.

Q:  How will the Reorganizations work?

As a result of the Reorganizations, shareholders of each Acquired Fund will become owners of shares of the Acquiring Fund with the same value as the shares of the Acquired Fund that they held prior to the Reorganizations, subject to any changes in valuation of portfolios securities under the Funds' valuation guidelines. More specifically, the Reorganizations provide that each class of shares of an Acquired Fund will transfer all of its assets to the corresponding Acquiring Fund in exchange for shares of the class of that Acquiring Fund designated as follows:

Acquired Fund Class	Acquiring Fund Class
Class A	Class A
Class C	Class C
Class K	Class R
Class Y	Class Y

Each Acquiring Fund will assume all of the liabilities of the Acquired Fund. Under the Reorganizations, each Acquired Fund will distribute the Acquiring Fund shares pro rata to its shareholders in cancellation of such shareholders' proportional interests in the Acquired Fund.

Following the Reorganizations, Class K shareholders of an Acquired Fund will become Class R shareholders of the corresponding Acquiring Fund. Class K shares and Class R shares have similar shareholder eligibility requirements. While it is anticipated that the two share classes will have similar expense ratios, they differ in their fee structures. Class R shares pay a lower rate under a distribution and service plan adopted pursuant to Rule 12b-1 ("Rule 12b-1 Plan") under the Investment Company Act of 1940, as amended (50 basis points for Class R shares versus 65 basis points for Class K shares), but Class R shares also separately pay for administrative, recordkeeping, and account maintenance services provided by financial intermediaries outside of Class R's Rule 12b-1 Plan. A portion of the fees paid under Class K's Rule 12b-1 Plan are used to pay for administrative, recordkeeping, and account maintenance services provided by financial intermediaries; in addition, Class K shares separately pay such fees from Class K's assets. For at least two years following the Reorganizations, Victory Capital has agreed to cap the expenses associated with investing in Class R shares of the Acquiring Funds at a level that is the same as the expenses associated with investing in Class K shares of the Acquired Funds as of December 31, 2015. Please see Exhibit D to the proxy statement/prospectus for more information about Class R shares.

Q:  What will happen if a Reorganization is not approved?

Approval of one Reorganization is not expressly conditioned upon the approval of any other Reorganization, but closing of each Reorganization is conditioned upon closing of the Transaction by RS Investments and Victory Capital. Since the Transaction is conditioned upon, among other things, obtaining the consent of clients (including the Acquired Funds) representing a minimum level of revenue, even if an Acquired Fund's shareholders approve a Reorganization, it may not be sufficient to satisfy the revenue condition for the closing of the Transaction if shareholders of enough other Acquired Funds do not approve their Reorganization or if enough private clients of RS Investments do not provide their consent. If the Transaction between Victory Capital and RS Investments is not closed, none of the Reorganizations will take place and the Acquired Funds will continue to operate with RS Investments as their investment adviser.

If the shareholders of an Acquired Fund have not approved the Reorganization and the parties to the Transaction proceed to close the Transaction, then the Acquired Fund's existing investment advisory agreement with RS Investments will terminate. At that point, the Board of RS Investment Trust may take any further action it deems to be in the best interest of the Acquired Fund and its shareholders, including: (1) approval of an interim advisory agreement with Victory Capital to permit additional time to solicit shareholder approval of the Reorganization; (2) identifying another adviser to serve as the adviser for the Acquired Fund; or (3) liquidating the Acquired Fund.

Q:  What other proposals are being presented to shareholders at the meeting?

In addition to being asked to approve the Reorganizations, shareholders of RS Investors Fund and RS Global Natural Resources Fund are being asked to approve the adoption of a fundamental investment policy for each corresponding Acquiring Fund to operate as a "non-diversified" fund under the Investment Company Act of 1940. Currently, each of RS Investors Fund and RS Global Natural Resources Fund operates as a "diversified" fund. As a non-diversified fund, each corresponding Acquiring Fund will have the ability to invest a greater percentage of its assets in a fewer number of portfolio holdings than is currently the case.

Shareholders of each of RS Investors Fund and RS Global Natural Resources Fund will vote separately on the fundamental investment policy proposal. If the Reorganization for RS Investors Fund and/or RS Global Natural Resources Fund is approved by shareholders, but the proposed fundamental investment policy for the corresponding Acquiring Fund is not approved, the applicable Acquiring Fund will be operated as a diversified fund. If shareholders approve the proposal to change the Acquiring Fund's fundamental investment policy but do not approve the Reorganization or if the Reorganization does not close for some reason, the Acquired Fund's fundamental investment policy would remain unchanged and the Board will consider what other actions, if any, may be appropriate for the Acquired Fund, including those listed in response to the immediately preceding question.

Q:  How does my Board recommend that I vote?

After careful consideration, your Board recommends that you vote FOR the Reorganization of your Acquired Fund.

Q:  How can I vote?

You can vote in one of four ways:

•  By telephone (call the toll free number listed on your proxy card)

•  By internet (log on to the internet site listed on your proxy card)

•  By mail (using the enclosed postage prepaid envelope)

•  In person at the shareholder meeting scheduled to occur at One Bush Street, Suite 900, San Francisco, California 94104 on May 19, 2016

The deadline for voting by telephone or internet is close of business on May 18, 2016. We encourage you to vote as soon as possible to avoid the cost of additional solicitation efforts. Please refer to the enclosed proxy card for instructions for voting by telephone, internet or mail.

Q:  Whom should I call if I have questions?

If you have questions about any of the proposals described in the combined prospectus/proxy statement or about voting procedures, please call the Acquired Funds' proxy solicitor, Computershare Inc. (operating through its Computershare Fund Services division), a Delaware corporation ("CFS") toll free at 1-866-209-8568. You may obtain a copy of the Acquired Funds' annual report for the fiscal year ended December 31, 2015, without charge. Please direct any such requests by e-mail to funds@rsinvestments.com, by telephone to 1-800-766-FUND, by writing to RS Investment Management Co. LLC at One Bush Street, Suite 900, San Francisco, California 94104 or by downloading from www.rsinvestments.com.

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RS Investment Trust

RS Focused Growth Opportunity Fund	RS International Fund
RS Focused Opportunity Fund	RS China Fund
RS Growth Fund	RS Emerging Markets Fund
RS Mid Cap Growth Fund	RS Emerging Markets Small Cap Fund
RS Select Growth Fund	RS Global Natural Resources Fund
RS Small Cap Equity Fund	RS Investment Quality Bond Fund
RS Small Cap Growth Fund	RS Low Duration Bond Fund
RS Technology Fund	RS High Yield Fund
RS Investors Fund	RS Tax-Exempt Fund
RS Large Cap Alpha Fund	RS High Income Municipal Bond Fund
RS Partners Fund	RS Floating Rate Fund
RS Value Fund	RS Strategic Income Fund
RS Global Fund

(Each of the above funds, an "Acquired Fund")

Victory Portfolios

Victory RS Focused Growth Opportunity Fund	Victory RS International Fund
Victory RS Focused Opportunity Fund	Victory RS China Fund
Victory RS Growth Fund	Victory RS Emerging Markets Fund
Victory RS Mid Cap Growth Fund	Victory RS Emerging Markets Small Cap Fund
Victory RS Select Growth Fund	Victory Global Natural Resources Fund
Victory RS Small Cap Equity Fund	Victory INCORE Investment Quality Bond Fund
Victory RS Small Cap Growth Fund	Victory INCORE Low Duration Bond Fund
Victory RS Science and Technology Fund	Victory High Yield Fund
Victory RS Investors Fund	Victory Tax-Exempt Fund
Victory RS Large Cap Alpha Fund	Victory High Income Municipal Bond Fund
Victory RS Partners Fund	Victory Floating Rate Fund
Victory RS Value Fund	Victory Strategic Income Fund
Victory RS Global Fund

(Each of the above funds, an "Acquiring Fund")

COMBINED PROSPECTUS/PROXY STATEMENT

March 23, 2016

This document is a proxy statement for each Acquired Fund and a prospectus for each Acquiring Fund. The address and telephone number of each Acquired Fund is c/o RS Investment Management Co. LLC, One Bush Street, Suite 900, San Francisco, California 94104, and 1-800-766-3863. The address and telephone number of each Acquiring Fund is c/o Victory Capital Management Inc., 4900 Tiedeman Road, Brooklyn, Ohio 44144, and 1-800-539-3863. This combined prospectus/proxy statement and the enclosed proxy card were first mailed to shareholders of each Acquired Fund beginning on or about March 29, 2016. This combined prospectus/proxy statement contains information you should know before voting on the following proposals with respect to your Acquired Fund, as indicated below. You should read this document carefully and retain it for future reference.

At the Meeting, shareholders will consider whether, with respect to their Acquired Fund:

•  To approve the Agreement and Plan of Reorganization (the "Agreement") by and among RS Investment Trust, on behalf of the Acquired Fund, Victory Portfolios, on behalf of the corresponding Acquiring Fund, RS Investment Management Co. LLC ("RS Investments"), and Victory Capital Management Inc. ("Victory Capital").

Shareholders of each Acquired Fund will vote separately on the proposal to reorganize the Acquired Fund into the corresponding Acquiring Fund pursuant to the Agreement as shown below:

	Acquired Fund	Acquiring Fund
1	RS Focused Growth Opportunity Fund	Victory RS Focused Growth Opportunity Fund
2	RS Focused Opportunity Fund	Victory RS Focused Opportunity Fund
3	RS Growth Fund	Victory RS Growth Fund
4	RS Mid Cap Growth Fund	Victory RS Mid Cap Growth Fund
5	RS Select Growth Fund	Victory RS Select Growth Fund
6	RS Small Cap Equity Fund	Victory RS Small Cap Equity Fund
7	RS Small Cap Growth Fund	Victory RS Small Cap Growth Fund
8	RS Technology Fund	Victory RS Science and Technology Fund
9	RS Investors Fund	Victory RS Investors Fund
10	RS Large Cap Alpha Fund	Victory RS Large Cap Alpha Fund
11	RS Partners Fund	Victory RS Partners Fund
12	RS Value Fund	Victory RS Value Fund
13	RS Global Fund	Victory RS Global Fund
14	RS International Fund	Victory RS International Fund
15	RS China Fund	Victory RS China Fund

	Acquired Fund	Acquiring Fund
16	RS Emerging Markets Fund	Victory RS Emerging Markets Fund
17	RS Emerging Markets Small Cap Fund	Victory RS Emerging Markets Small Cap Fund
18	RS Global Natural Resources Fund	Victory Global Natural Resources Fund
19	RS Investment Quality Bond Fund	Victory INCORE Investment Quality Bond Fund
20	RS Low Duration Bond Fund	Victory INCORE Low Duration Bond Fund
21	RS High Yield Fund	Victory High Yield Fund
22	RS Tax-Exempt Fund	Victory Tax-Exempt Fund
23	RS High Income Municipal Bond Fund	Victory High Income Municipal Bond Fund
24	RS Floating Rate Fund	Victory Floating Rate Fund
25	RS Strategic Income Fund	Victory Strategic Income Fund

In addition, shareholders of each of RS Investors Fund and RS Global Natural Resources Fund will consider the following proposal with respect to the corresponding Acquiring Fund:

•  To approve the adoption of a fundamental investment policy to operate the Acquiring Fund as a "non-diversified" fund under the Investment Company Act of 1940.

The proposals will be considered by shareholders who owned shares of the Acquired Funds on March 4, 2016 at a meeting of shareholders (the "Meeting") that will be held at 9:00 a.m. PT on May 19, 2016, at the offices of RS Investments at One Bush Street, Suite 900, San Francisco, California 94104. Each of the Acquired Funds and the Acquiring Funds (each a "Fund" and collectively, the "Funds") is a registered open-end management investment company (or a series thereof).

Although the Board of Trustees (the "Board") of RS Investment Trust recommends that shareholders of each Acquired Fund approve the reorganization of such Acquired Fund into the corresponding Acquiring Fund pursuant to the Agreement (each a "Reorganization"), the Reorganization of each Acquired Fund is not conditioned upon the Reorganization of any other Acquired Fund. Accordingly, if shareholders of one Acquired Fund approve its Reorganization, but shareholders of a second Acquired Fund do not approve the second Acquired Fund's Reorganization, assuming all other conditions to closing of the Reorganization have been satisfied, it is expected that the Reorganization of the first Acquired Fund will take place as described in this combined prospectus/proxy statement. If shareholders of any Acquired Fund fail to approve its Reorganization, the Board will consider what other actions, if any, may be appropriate.

For RS Investors Fund and RS Global Natural Resources Fund, if the Reorganization of one or both of the Funds is approved by shareholders, but the proposed fundamental investment policy for the corresponding Acquiring Fund is not approved, the applicable Acquiring Fund will be operated as a diversified fund.

Where to Get More Information

The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated into this combined prospectus/proxy statement by reference:

RS Investment Trust (SEC file no. 033-16439)

•  the prospectus of RS Investment Trust, dated May 1, 2015, as supplemented through the date of this combined prospectus/proxy statement;

•  the Statement of Additional Information of RS Investment Trust, dated May 1, 2015, as supplemented through the date of this combined prospectus/proxy statement;

•  the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of RS Investment Trust for the year ended December 31, 2015;

For a free copy of any of the documents listed above and/or to ask questions about this combined prospectus/proxy statement, please call your Acquired Fund's proxy solicitor toll free at 1-866-209-8568.

Additional information contained in a Statement of Additional Information relating to this prospectus/proxy statement, as required by the SEC, is on file with the SEC. The Statement of Additional Information is also available without charge, upon request by calling the toll free number set forth above for RS Investments or by writing to RS Investments at the address set forth above. The SAI, dated March 23, 2016, is incorporated by reference into this prospectus/proxy statement.

Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), and files reports, prospectus/proxy statement materials and other information with the SEC. These reports, prospectus/proxy statement materials and other information can be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Branch of the SEC Office of Consumer Affairs and Information Services, 100 F Street, N.E., Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed online or downloaded from the SEC's website at www.sec.gov.

Please note that investments in the Funds are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value. There is no assurance that any Fund will achieve its investment objectives.

As with all mutual funds, the SEC has not approved or disapproved these securities or passed on the adequacy of this combined prospectus/proxy statement. Any representation to the contrary is a criminal offense.

Comparison of Investment Management Team	34
7. Reorganization of RS Small Cap Growth Fund into Victory RS Small Cap Growth Fund	35
Comparison of Current and Pro Forma Expenses	35
Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks	37
Comparison of Investment Management Team	38
8. Reorganization of RS Technology Fund into Victory RS Science and Technology Fund	39
Comparison of Current and Pro Forma Expenses	39
Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks	41
Comparison of Investment Management Team	42
9. Reorganization of RS Investors Fund into Victory RS Investors Fund	43
Comparison of Current and Pro Forma Expenses	43
Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks	45
Comparison of Investment Management Team	47
10. Reorganization of RS Large Cap Alpha Fund into Victory RS Large Cap Alpha Fund	48
Comparison of Current and Pro Forma Expenses	48
Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks	50
Comparison of Investment Management Team	51
11. Reorganization of RS Partners Fund into Victory RS Partners Fund	52
Comparison of Current and Pro Forma Expenses	52
Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks	54
Comparison of Investment Management Team	55
12. Reorganization of RS Value Fund into Victory RS Value Fund	56
Comparison of Current and Pro Forma Expenses	56
Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks	58
Comparison of Investment Management Team	59
13. Reorganization of RS Global Fund into Victory RS Global Fund	60
Comparison of Current and Pro Forma Expenses	60
Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks	62
Comparison of Investment Management Team	64
14. Reorganization of RS International Fund into Victory RS International Fund	65
Comparison of Current and Pro Forma Expenses	65
Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks	67

Comparison of Investment Management Team	69
15. Reorganization of RS China Fund into Victory RS China Fund	70
Comparison of Current and Pro Forma Expenses	70
Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks	72
Comparison of Investment Management Team	74
16. Reorganization of RS Emerging Markets Fund into Victory RS Emerging Markets Fund	75
Comparison of Current and Pro Forma Expenses	75
Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks	77
Comparison of Investment Management Team	79
17. Reorganization of RS Emerging Markets Small Cap Fund into Victory RS Emerging Markets Small Cap Fund	80
Comparison of Current and Pro Forma Expenses	80
Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks	82
Comparison of Investment Management Team	84
18. Reorganization of RS Global Natural Resources Fund into Victory Global Natural Resources Fund	85
Comparison of Current and Pro Forma Expenses	85
Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks	87
Comparison of Investment Management Team	89
19. Reorganization of RS Investment Quality Bond Fund into Victory INCORE Investment Quality Bond Fund	90
Comparison of Current and Pro Forma Expenses	90
Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks	92
Comparison of Investment Management Team	96
20. Reorganization of RS Low Duration Bond Fund into Victory INCORE Low Duration Bond Fund	97
Comparison of Current and Pro Forma Expenses	97
Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks	99
Comparison of Investment Management Team	103
21. Reorganization of RS High Yield Fund into Victory High Yield Fund	104
Comparison of Current and Pro Forma Expenses	104
Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks	106
Comparison of Investment Management Team	108
22. Reorganization of RS Tax-Exempt Fund into Victory Tax-Exempt Fund	109
Comparison of Current and Pro Forma Expenses	109

Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks	111
Comparison of Investment Management Team	113
23. Reorganization of RS High Income Municipal Bond Fund into Victory High Income Municipal Bond Fund	114
Comparison of Current and Pro Forma Expenses	114
Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks	116
Comparison of Investment Management Team	118
24. Reorganization of RS Floating Rate Fund into Victory Floating Rate Fund	119
Comparison of Current and Pro Forma Expenses	119
Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks	121
Comparison of Investment Management Team	124
25. Reorganization of RS Strategic Income Fund into Victory Strategic Income Fund	125
Comparison of Current and Pro Forma Expenses	125
Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks	127
Comparison of Investment Management Team	129
PROPOSAL — APPROVING A FUNDAMENTAL INVESTMENT POLICY REGARDING DIVERSIFICATION OF INVESTMENTS	130
Affected Funds: RS Investors Fund and RS Global Natural Resources Fund
ADDITIONAL INFORMATION ABOUT EACH REORGANIZATION AND THE PROPOSALS	131
Principal Risks	131
Purchases and Sales of Acquired Fund and Acquiring Fund Shares	131
Jurisdiction of Organization	132
Terms of Each Reorganization	132
Conditions to Closing Each Reorganization	133
Termination of the Agreement	134
Tax Status of the Reorganizations	134
Reasons for the Proposed Reorganizations and Board Deliberations Regarding the Proposals	136
Board Recommendation and Required Vote	140
Agreement Between RS Investments and Victory Capital Regarding the Reorganizations	141
Agreement Between Park Avenue and Victory Capital	142
Comparison of Investment Advisers and Investment Advisory Fees	142
Manager of Managers Structure — Victory Funds	147
Comparison of Other Principal Service Providers	148
Payments to Broker-Dealers and Other Financial Intermediaries	148

PROXY VOTING AND SHAREHOLDER MEETING INFORMATION	148
CAPITALIZATION AND OWNERSHIP OF FUND SHARES	152
Capitalization of Acquired Funds and Acquiring Funds	152
Current and Pro Forma Capitalization of each Acquired Fund and each Acquiring Fund	153
Interest of Certain Persons in the Reorganizations	163
Acquired Funds	163
Acquiring Funds	163
Financial Highlights	163
Acquired Funds	163
Acquiring Funds	163
Exhibit A Form of Agreement and Plan of Reorganization	A-1
Exhibit B Comparison of Fundamental and Non-Fundamental Investment Policies and Limitations	B-1
Exhibit C Principal Risks	C-1
Exhibit D Additional Information About the Acquiring Funds	D-1
Exhibit E Comparison of Organizational Documents	E-1
Exhibit F Principal Holders	F-1
Exhibit G Financial Highlights of the Acquired Funds	G-1

[This page is intentionally left blank]

SUMMARY OF REORGANIZATION PROPOSALS

This combined prospectus/proxy statement is being used by each Acquired Fund to solicit proxies to vote at a meeting of shareholders. Shareholders of each Acquired Fund will consider a proposal to approve the Agreement and Plan of Reorganization (the "Agreement") providing for the Reorganization of their Acquired Fund into the corresponding Acquiring Fund. A form of the Agreement is included at Exhibit A.

The following is a summary. More complete information appears later in this combined prospectus/proxy statement. You should carefully read the entire combined prospectus/proxy statement and the exhibits because they contain details that are not included in this summary.

How Each Reorganization Will Work

If approved by shareholders and all other closing condition have been satisfied:

•  Each Acquired Fund will transfer all of its assets to the corresponding Acquiring Fund in exchange for shares of the corresponding Acquiring Fund and the assumption by the corresponding Acquiring Fund of all of the Acquired Fund's liabilities (the "Reorganization Shares").

•  Each Acquiring Fund will issue Reorganization Shares with an aggregate net asset value equal to the aggregate value of the assets that it receives from the corresponding Acquired Fund, less the liabilities it assumes from the corresponding Acquired Fund. The number and value of Acquiring Fund shares each Acquired Fund shareholder will receive in the Reorganization will be equal to the number and value of the Acquired Fund shares held by such shareholder immediately prior to the Reorganization. Securities held by each Acquired Fund for which no market quotation is readily available will be fair valued in good faith in a manner consistent with the Acquiring Fund's valuation guidelines at the time of the Reorganization, which may vary from the Acquired Fund's valuation guidelines. Thus, in some cases, the Acquiring Fund may assign a higher or lower value than that assigned by the Acquired Fund, which may affect the net asset value of the shares that the Acquiring Fund will issue upon the Reorganization.

•  The direct costs associated with the Reorganizations will be borne by Victory Capital and RS Investments and not by the shareholders of the Funds.

•  Each Reorganization is expected to be tax-free for U.S. federal income tax purposes. Accordingly, it is expected that the Acquired Fund and its shareholders will not recognize gain or loss as a direct result of the Reorganization, as described in more detail in the section entitled "Tax Status of the Reorganizations."

•  In the case RS Technology Fund and RS Global Natural Resources Fund, a portion of the portfolio assets may be sold in connection with the change in investment strategies anticipated to occur in connection with their Reorganizations. Any such sales may result in a taxable distribution of gains to shareholders. See the section entitled "Tax Status of the Reorganizations."

•  After a Reorganization is completed, Acquired Fund shareholders will be shareholders of the corresponding Acquiring Fund, and the Acquired Fund will be dissolved.

Comparison of Acquired Funds and Acquiring Funds

•  Each Acquired Fund and its corresponding Acquiring Fund share substantially identical investment objectives.

•  The principal investment strategies and principal risks of each Acquiring Fund are substantially identical to those of the corresponding Acquired Fund, except for certain differences between the investment strategies and risks of RS Investors Fund, RS Global Natural Resources Fund, RS Technology Fund, RS Investment Quality Bond Fund, and RS Low Duration Bond Fund, and their corresponding Acquiring Funds. These differences are described in the proposals below with respect to each of these Funds.

•  The Reorganizations contemplate that, except for Class K shares, the share classes of each Acquired Fund will be reorganized into the corresponding share classes of the Acquiring Funds with the same designation. Class K shares of each Acquired Fund (if offered) will be reorganized into Class R shares of the corresponding Acquiring Fund. Each Acquiring Fund share class offers similar distribution and/or shareholder servicing (Rule 12b-1) fees, investor eligibility requirements and other features as the corresponding class of Acquired Funds except that Class R shares are subject to a lower Rule 12b-1 fee than Class K shares (however, it is anticipated that the two share classes will have similar expense ratios as a result of payments Class R shares make for administrative, recordkeeping, and account maintenance services provided by financial intermediaries outside of Class R's Rule 12b-1 Plan). Because distribution and/or shareholder servicing (Rule 12b-1) fees are paid out of the applicable share class's assets on an on-going basis, over time these fees will increase the cost of an investment in Class A, C, and K shares of an Acquired Fund and Class A, C and R shares of an Acquiring Fund, and may cost you more than paying other types of sales charges. Class Y shares of both the Acquired Funds and Acquiring Funds do not pay any distribution or shareholder servicing (Rule 12b-1) fees.

•  The Acquired Fund and the Acquiring Fund will have similar policies for buying and selling shares and similar exchange rights. However, there are some differences, including:

•  The exchange privilege will be limited to exchanges among the Acquiring Funds and will not be available for exchanges among the broader family of Victory funds immediately following the Reorganizations and for so long as the Acquiring Funds and the other Victory funds maintain different transfer agents.

•  Shareholders of the Victory INCORE Investment Quality Bond Fund, Victory INCORE Low Duration Bond Fund, Victory Floating Rate Fund, Victory High Income Municipal Bond Fund, Victory High Yield Fund, Victory Strategic Income Fund and Victory Tax-Exempt Fund (together, the "Fixed Income Acquiring Funds") will not be able to purchase or redeem their shares on days when the New York Stock Exchange ("NYSE") is closed or on days when the bond markets are closed; shareholders of the corresponding Acquired Funds are not able to purchase or redeem their shares on days when the NYSE is closed, but are able to purchase or redeem their shares on days when the bond markets are closed if the NYSE is open.

•  Additional purchases of Class A shares of the Acquiring Funds (except the Fixed Income Acquiring Funds) may be subject to higher sales charges than they would have been under the sales charge schedule applicable to Class A purchases of the corresponding Acquired Funds.

•  Although the Acquired Funds offer dollar cost averaging under certain circumstances, the Acquiring Funds do not offer dollar cost averaging as an available investment option.

•  Both the Acquired Funds and the Acquiring Funds discourage frequent purchases and redemptions of fund shares (market timing) and have similar policies and procedures regarding market timing. However there are some differences between the Acquired Funds' and the Acquiring Funds' policies and procedures regarding market timing. For example, under the Acquired Funds' policies and procedures, a shareholder who effects two material round trips in an Acquired Fund's shares within a 60 day period may be restricted for a period of time or permanently from investing in the Acquired Funds. Under the Acquiring Funds' policies and procedures, a shareholder's trading privileges are suspended (other than redemption of Acquiring Fund shares) if the shareholder has a history of three short-term transactions within 90 days or less. The Acquired Funds have implemented a "zero-tolerance" policy with respect to identified market timing activity in the Acquired Funds.

•  The Acquired Funds and the Acquiring Funds will have the same policies with respect to dividends and distributions.

•  The Acquired Funds and the Acquiring Funds will have the same tax treatment of distributions.

•  All Acquiring Funds except Victory Tax-Exempt Fund and Victory High Income Municipal Bond Fund: Fund distributions are generally taxable to the shareholder as ordinary income or capital gains, unless the shareholder is investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case the shareholder will generally be taxed only upon withdrawal of monies from the arrangement.

•  Victory Tax-Exempt Fund: Fund distributions normally consist of exempt-interest dividends, which are generally not taxable to the shareholder for federal income or alternative minimum tax purposes. A portion of the Fund's distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to the shareholder as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case the shareholder will generally be taxed only upon withdrawal of monies from the arrangement.

•  Victory High Income Municipal Bond Fund: Fund distributions normally consist of exempt-interest dividends, which are generally not taxable to you for federal income tax purposes, but may be subject to the federal alternative minimum tax. A portion of the Fund's distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

•  With respect to each Acquiring Fund, the advisory fee will be identical to the advisory fee applicable to the corresponding Acquired Fund.

•  Contractual fees and expenses relating to the operations of the Acquired Funds, such as custody and administration costs, are expected to be substantially the same as those applicable to the operations of the Acquiring Funds. Other categories of fees and expenses, such as blue sky registration costs, brokerage commissions and audit expenses, are not expected to differ materially between the Acquiring Funds and Acquired Funds. Victory Capital has informed the Board that it will look for opportunities to achieve economies of scale through consolidation of the service providers to the Acquiring Funds and the other mutual funds managed by Victory Capital.

•  Victory Capital has contractually agreed to limit expenses and/or waive fees for each Acquiring Fund so that, for a two-year period following the Reorganization, such Fund's total expenses will not exceed the levels that apply under RS Investments' current contractual expense limitation in place for certain Acquired Funds, or, in the absence of an RS Investments expense limitation agreement for an Acquired Fund, the levels applicable to each Class of each such Acquired Fund as of December 31, 2015. Following that two-year period, an Acquiring Fund's total expenses may increase if the Victory Capital expense limitation agreement is not renewed or if the Board of Trustees of Victory Portfolios approves different arrangements with service providers.

•  No sales charges (including contingent deferred sales charges) will be imposed on the shares of the Acquiring Funds issued in connection with the Reorganizations.

•  RS Investments currently may not recoup waived advisory fees or reimbursed expenses of the Acquired Funds. Under the terms of its expense limitation agreement, Victory Capital may recoup waived advisory fees and reimbursed expenses for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement.

Tax Consequences

Each Reorganization is expected to be tax-free for U.S. federal income tax purposes and will not take place unless the Acquired Fund and the corresponding Acquiring Fund receive a satisfactory opinion of tax counsel substantially to the effect that the Reorganization will be tax-free, as described in more detail in the section entitled "Tax Status of the Reorganizations." Accordingly, no gain or loss is expected to be recognized by the Acquired Fund or its shareholders as a direct result of its Reorganization.

A portion of the portfolio assets of an Acquired Fund may be sold in connection with its Reorganization (or in certain cases, in connection with a change in investment strategy expected to occur in connection with its Reorganization). Except in the case of RS Technology Fund and RS Global Natural Resources Fund, it is not anticipated that such sales will be significant. The actual tax effect of such sales will depend on the difference between the price at which such portfolio assets are sold and the tax basis in such assets of the Acquired Fund. Any capital gains recognized in any such sales on a net basis, after reduction by any available capital losses, will be distributed to shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale, and such distributions will be taxable to shareholders. As of December 31, 2015, RS Technology Fund had a net built-in gain of $37,302,451 and capital loss carryovers available to offset such gain of $0, and RS Global Natural Resources Fund had a net built-in loss of $1,623,026,895 and $251,765,330 of capital loss carryovers.

At any time prior to a Reorganization, a shareholder may redeem shares of an Acquired Fund. Any such redemption would likely result in the recognition of gain or loss by the shareholder for U.S. federal income tax purposes. If a shareholder holds Acquired Fund shares in a non-taxable account, distributions and redemption proceeds with respect to those shares will not be taxable to the shareholder if those amounts remain in the non-taxable account.

The Acquired Fund shareholders' aggregate tax basis in the Reorganization Shares is expected to carry over from the shareholders' Acquired Fund shares, and the Acquired Fund shareholders' holding period in the Reorganization Shares is expected to include the shareholders' holding period in the Acquired Fund shares.

For more information about the U.S. federal income tax consequences of the Reorganizations, see the section entitled "Tax Status of the Reorganizations."

Principal Risk Factors

The principal investment risks of an investment in the Acquiring Fund are substantially identical to the principal investment risks of an investment in the Acquired Fund except as described below for RS Investors Fund, RS Global Natural Resources Fund, RS Technology Fund, RS Investment Quality Bond Fund, and RS Low Duration Bond Fund.

COMPARISON OF ACQUIRED FUNDS AND ACQUIRING FUNDS — ALL REORGANIZATIONS

Fees and Expenses. Set forth below is a comparison of each Acquired Fund's and each Acquiring Fund's fees and expenses. Shareholders of an Acquired Fund or an Acquiring Fund pay indirectly various expenses because each Fund pays fees and expenses that reduce the return on their investment. The tables below describe the fees and expenses that you may pay if you buy and hold shares of an Acquired Fund or the corresponding Acquiring Fund. The information shown is based on the annual period ended December 31, 2015 (in the case of the Acquiring Funds, on a pro forma basis, as if each Reorganization had been consummated the prior year). Only pro forma information is provided since each Acquiring Fund will not commence operations until its Reorganization is completed.

The fees and expenses shown below reflect the application of any contractual expense limitation agreement in place for a Fund. Pursuant to an expense limitation agreement (the "Victory Expense Limitation Agreement"), Victory Capital has contractually agreed to limit expenses and/or waive fees for each Acquiring Fund so that, for a two-year period following the Reorganization, such Acquiring Fund's total expenses will not exceed the levels that apply under RS Investments' current contractual expense limitation in place for certain Acquired Funds, or, in the absence of an RS Investments expense limitation agreement, at levels that are no higher than the total annual operating expenses of the Acquired Funds as of December 31, 2015. However, some Acquiring Funds may experience higher gross total operating expenses after that date unless the Victory Expense Limitation Agreement is continued.

Under the terms of the Victory Expense Limitation Agreement with respect to the Acquiring Funds, Victory Capital may recoup waived advisory fees and reimbursed expenses for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement. Under the terms of its expense limitation agreement with respect to the Acquired Funds, RS Investments may not recoup any waived advisory fees or reimbursed expenses of the Acquired Funds.

Victory Capital and RS Investments have agreed to share the costs associated with the Reorganization. The Acquired Funds, the Acquiring Funds and their shareholders will not bear any direct costs associated with the Reorganizations.

Investment Objectives, Principal Investment Strategies, Principal Risks, Management Team, and Performance. In addition, for each Reorganization, set forth below is a comparison of the Acquired Fund's and the Acquiring Fund's investment objectives, principal investment strategies, and principal risks, as well as information about the investment management team. The following information is applicable to each of the Reorganizations:

•  The Acquired Funds have RS Investments as their investment adviser; the Acquiring Funds have Victory Capital as their investment adviser.

•  Since the Acquiring Funds were established for the sole purpose of effecting the Reorganizations, the investment objective of each Acquiring Fund is substantially identical to that of its corresponding Acquired Fund. Similarly, the principal investment strategies and principal risks of each Acquiring Fund are substantially identical to those of the corresponding Acquired Fund, except for certain differences between the investment strategies and risks of RS Investors Fund, RS Global Natural Resources Fund, RS Technology Fund, RS Investment Quality Bond Fund, and RS Low Duration Bond Fund, and their corresponding Acquiring Funds. Please see below and Exhibit D for additional information about each Acquiring Fund's investment strategies.

•  The Acquiring Funds are subject to fundamental investment policies and limitations that may differ from the fundamental investment policies and limitations of the Acquired Fund. RS Investments does not believe that the differences between the fundamental investment policies and limitations of the Acquired Funds and the Acquiring Funds will result in any material differences between the way the Acquired Fund has been managed and the way the Acquiring Fund will be managed. A "fundamental" investment policy and limitation is one that may not be changed without a shareholder vote. Each Fund's fundamental investment policies are set forth below in Exhibit B; Exhibit B also discusses the Acquiring Funds' non-fundamental investment policies.

•  Performance information for the Acquired Funds is available in each Acquired Fund's prospectus dated May 1, 2015, as supplemented to date. For a discussion of each Acquired Fund's performance during the period ended December 31, 2015, see the Annual Report of RS Investment Trust, dated December 31, 2015. Past performance is no guarantee of future results. Because the Acquiring Funds have not commenced operations prior to the date of this prospectus/proxy statement, no performance is available. Since the Acquired Funds will be considered the accounting survivors of the Reorganizations, each Acquiring Fund is expected to assume the performance history of its corresponding Acquired Fund at the closing of its respective Reorganization.

1. Reorganization of RS Focused Growth Opportunity Fund into Victory
RS Focused Growth Opportunity Fund

Comparison of Current and Pro Forma Expenses
Shareholder Fees (fees paid directly from your investment)

RS Focused Growth Opportunity Fund (Current)
(Acquired Fund)

	Class A	Class C		Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	None(1)	1.00	%(2)	None

Victory RS Focused Growth Opportunity Fund (Current and Pro Forma)
(Acquiring Fund)

	Class A	Class C		Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	None(1)	1.00	%(2)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

RS Focused Growth Opportunity Fund (Current)
(Acquired Fund)

	Class A	Class C	Class Y
Management Fees	1.25%	1.25%	1.25%
Distribution (12b-1) Fees	0.25%	1.00%	N/A
Other Expenses(3)	0.63%	0.74%	0.60%
Dividend/Interest Expense on Short Sales(4)	0.86%	0.86%	0.86%
Total Annual Fund Operating Expenses(4)	2.99%	3.85%	2.71%
Fee Waiver/Expense Reimbursement(4)	-0.23%	-0.34%	-0.20%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(4)	2.76%	3.51%	2.51%

Victory RS Focused Growth Opportunity Fund (Current and Pro Forma)
(Acquiring Fund)

	Class A	Class C	Class Y
Management Fees	1.25%	1.25%	1.25%
Distribution (12b-1) Fees	0.25%	1.00%	N/A
Other Expenses(5)	0.57%	0.68%	0.54%
Dividend/Interest Expense on Short Sales(6)	0.86%	0.86%	0.86%
Total Annual Fund Operating Expenses(6)	2.93%	3.79%	2.65%
Fee Waiver/Expense Reimbursement(6)	-0.17%	-0.28%	-0.14%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(6)	2.76%	3.51%	2.51%

(1)  A deferred sales load of 1.00% applies to purchases of $1 million or more of Class A shares of the Acquired Fund if these shares are sold within 18 months of purchase. A deferred sales charge of 0.75% may be imposed on Class A shares of the Acquiring Fund with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase.

(2)  Deferred sales load applies for shares sold within one year of purchase.

(3)  "Other Expenses" have been annualized or restated to reflect a full year of expenses. "Other Expenses" have been restated to reflect non-recurring offering costs that will be fully amortized in the Fund's current fiscal year.

(4)  RS Investments has contractually agreed to pay or reimburse the Fund's expenses (excluding expenses indirectly incurred by the Fund through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), dividend and interest expense on short sales, and extraordinary expenses), to the extent necessary to limit Total Annual Fund Operating Expenses to 1.90% for Class A shares, 2.65% for Class C shares, and 1.65% for Class Y shares. This expense limitation will continue through April 30, 2017 and cannot be terminated by RS Investments prior to that date without the action or consent of the Acquired Fund's Board of Trustees.

(5)  "Other Expenses" reflect estimated expenses that the Acquiring Fund expects to bear in the current fiscal year, which may differ from the "Other Expenses" of the Acquired Fund.

(6)  Victory Capital has contractually agreed to waive its management fee and/or reimburse expenses for at least two years following the closing of the Reorganization so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding acquired fund fees and expenses and certain other items such as dividend and interest expenses on short sales, interest, taxes and brokerage commissions) do not exceed 1.90%, 2.65%, and 1.65% of the Fund's Class A, Class C and Class Y shares, respectively. Victory Capital is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement. This agreement may only be terminated by the Acquiring Fund's Board of Trustees.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such period (unless otherwise indicated). These examples also assume that your investment earns a 5% return each year and that each Fund's operating expenses remain the same as shown above. These examples reflect the waivers and reimbursed expenses of the Acquired Fund for one year and the Acquiring Fund for two years. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
RS Focused Growth Opportunity Fund (Current) (Acquired Fund)
Class A	$741	$1,335	$1,953	$3,611
Class C
Assuming redemption at end of period	$454	$1,144	$1,953	$4,058
Assuming no redemption	$354	$1,144	$1,953	$4,058
Class Y	$254	$822	$1,417	$3,027

	1 year	3 years	5 years	10 years
Victory RS Focused Growth Opportunity Fund (Current and Pro Forma) (Acquiring Fund)
Class A	$838	$1,399	$2,000	$3,616
Class C
Assuming redemption at end of period	$454	$1,105	$1,905	$3,991
Assuming no redemption	$354	$1,105	$1,905	$3,991
Class Y	$254	$796	$1,379	$2,962

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the fund's performance. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have portfolio turnover rates similar to those of the Acquired Fund. The Acquired Fund commenced operations in February 2015. During the period from the Fund's commencement of operations through December 31, 2015, the Acquired Fund's portfolio turnover rate was 152% of the average value of the Fund's portfolio.

Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks

Each Fund's investment objective is to seek long-term capital appreciation.

Subsequent to the Reorganization, the Acquiring Fund, like the Acquired Fund, will invest principally in a diversified portfolio of growth-oriented equity securities selected by the Acquiring Fund's investment management team using a fundamental stock selection process. The Acquiring Fund will take short positions in an attempt to eliminate or reduce specific investment or risk exposures within the portfolio and to focus the Acquiring Fund's potential for investment return on the most desirable opportunities presented by its portfolio of investments.

The Acquiring Fund's investment management team currently expects that the Acquiring Fund will typically hold between 40 and 70 equity securities in long positions. The Acquiring Fund may hold any number of short positions, and the number and aggregate investment exposure of the Acquiring Fund's short positions at any time may be greater than the number and aggregate exposure of the Acquiring Fund's long positions. The Acquiring Fund may use derivatives transactions, including options, total return swaps, futures, and contracts for differences, to gain long or short exposure to equity securities, as an alternative to direct positions in those securities. Although short positions will be used primarily to reduce specific risk exposures in the Acquiring Fund's portfolio, the Acquiring Fund's investment management team will generally attempt to enter into short positions on securities it expects to decline in value, attempting to create over time an incremental total return, or "alpha," to the Acquiring Fund.

Through the combination of long and short positions, the Acquiring Fund's investment management team intends to create a portfolio with significantly less exposure to broad market risks than a typical long-only portfolio, and with focused exposures to individual company, industry, and broad market themes. The Acquiring Fund generally expects to forego some of the potential up-side return associated with a long-only investment strategy in return for the potential for reduced volatility provided by its short positions, although the Acquiring Fund's investment management team seeks to minimize this effect over time through above-average returns on the Acquiring Fund's long investments. The Acquiring Fund's investment management team will enter into short positions in an effort to eliminate or reduce risk exposure in the Acquiring Fund's long positions. The aggregate of the investment exposures created by the Acquiring Fund's long positions and its short positions will likely exceed the value of the Acquiring Fund's assets.

The Acquiring Fund invests primarily in equity securities of companies of any size market capitalization. Equity securities may include common and preferred stocks, and options, warrants, or rights with respect to common or preferred stocks. The Acquiring Fund may invest in other investment companies, including, for example, other open-end or closed-end investment companies, exchange-traded funds ("ETFs"), and domestic or foreign private investment vehicles, including investment companies sponsored or managed by Victory Capital or its affiliates. The Acquiring Fund typically invests most of its assets in equity securities of U.S. companies but may invest any portion of its assets in foreign securities, including direct investments and investments through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or similar investment vehicles.

The Acquiring Fund's short positions might include, for example, taking a short position on a basket of equity securities or index of equity securities to reduce broad equity market risk. The Acquiring Fund might also take a short position on one or a small number of equity securities in order to eliminate more specific investment elements, such as risks of investments in particular industries or sectors, or certain risks the Acquiring Fund's investment management team identifies as potentially affecting a number of the Acquiring Fund's portfolio investments. The Acquiring Fund's investment management team may create short positions for the Acquiring Fund by entering into short sales of specific equity securities or groups of securities, or by entering into derivatives transactions, including options, total return swaps, futures, and contracts for differences, providing short exposure to one or more equity securities or indices of equity securities. The Acquiring Fund's investment management team relies on fundamental and quantitative analyses in identifying investment exposures and risks it might seek to reduce within the Acquiring Fund's portfolio and in identifying the specific short exposures that are intended to reduce those exposures and risks.

As a result of its investment strategy, the Acquiring Fund may experience annual portfolio turnover in excess of 100%.

Subsequent to the Reorganization, Victory Capital expects to employ the same investment management team, which will continue to implement the same strategy as it pursued for the Acquired Fund by:

•  employing both fundamental analysis to identify companies that can produce sustainable earnings growth over a multi-year horizon;

•  identifying investment candidates that typically exhibit some or all of the following key criteria: strong organic revenue growth, expanding margins and profitability, innovative products or services, defensible competitive advantages, growing market share, and experienced management teams;

•  considering valuation as an integral part of the investment process;

•  basing purchase decisions on the Acquiring Fund's investment management team's expectation of the potential reward relative to risk of each security based in part on the investment management team's proprietary earnings calculations; and

•  applying a quantitative analytical model to evaluate overall portfolio construction and investment themes within the portfolio.

Since there will be no changes to the principal investment strategies followed by the Acquiring Fund subsequent to the Reorganization, the principal investment risks of an investment in the Fund will continue to include:

•  Equity Securities Risk

•  Investment Style Risk

•  Small and Mid-sized Companies Risk

•  Limited Portfolio Risk

•  Short Sale Risk

•  Derivatives Risk

•  Leverage Risk

•  Overweighting Risk

•  Underweighting Risk

•  Focused Investment Risk

•  Portfolio Turnover Risk

•  Cash Position Risk

•  Prime Brokerage Risk

•  Liquidity Risk

•  Foreign Securities Risk

Given that the Acquired Fund commenced operations recently, the principal investment risks of an investment in the Acquiring Fund will also include "Limited History of Operations Risk." See Exhibit C below for a detailed description of each of these risks.

Comparison of Investment Management Team

Both the Acquired Fund and the Acquiring Fund share the same investment management team. See Exhibit D for information about the members of the Acquiring Fund's investment management team.

2. Reorganization of RS Focused Opportunity Fund into Victory
RS Focused Opportunity Fund

Comparison of Current and Pro Forma Expenses
Shareholder Fees (fees paid directly from your investment)

RS Focused Opportunity Fund (Current)
(Acquired Fund)

	Class A	Class C		Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	None(1)	1.00	%(2)	None

Victory RS Focused Opportunity Fund (Current and Pro Forma)
(Acquiring Fund)

	Class A	Class C		Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	None(1)	1.00	%(2)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

RS Focused Opportunity Fund (Current)
(Acquired Fund)

	Class A	Class C	Class Y
Management Fees	1.25%	1.25%	1.25%
Distribution (12b-1) Fees	0.25%	1.00%	N/A
Other Expenses(3)	1.13%	1.36%	1.08%
Dividend/Interest Expense on Short Sales(4)	0.96%	0.96%	0.96%
Total Annual Fund Operating Expenses(4)	3.59%	4.57%	3.29%
Fee Waiver/Expense Reimbursement(4)	-0.73%	-0.96%	-0.68%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(4)	2.86%	3.61%	2.61%

Victory RS Focused Opportunity Fund (Current and Pro Forma)
(Acquiring Fund)

	Class A	Class C	Class Y
Management Fees	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	N/A
Other Expenses(5)	1.04%	1.27%	0.99%
Dividend/Interest Expense on Short Sales(6)	0.96%	0.96%	0.96%
Total Annual Fund Operating Expenses(6)	3.50%	4.48%	3.20%
Fee Waiver/Expense Reimbursement(6)	-0.64%	-0.87%	-0.59%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(6)	2.86%	3.61%	2.61%

(1)  A deferred sales load of 1.00% applies to purchases of $1 million or more of Class A shares of the Acquired Fund if these shares are sold within 18 months of purchase. A deferred sales charge of 0.75% may be imposed on Class A shares of the Acquiring Fund with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase.

(2)  Deferred sales load applies for shares sold within one year of purchase.

(3)  "Other Expenses" have been annualized or restated to reflect a full year of expenses. "Other Expenses" have been restated to reflect non-recurring offering costs that will be fully amortized in the Fund's current fiscal year.

(4)  RS Investments has contractually agreed to pay or reimburse the Fund's expenses (excluding expenses indirectly incurred by the Fund through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), dividend and interest expense on short sales, and extraordinary expenses), to the extent necessary to limit Total Annual Fund Operating Expenses to 1.90% for Class A shares, 2.65% for Class C shares, and 1.65% for Class Y shares. This expense limitation will continue through April 30, 2017 and cannot be terminated by RS Investments prior to that date without the action or consent of the Acquired Fund's Board of Trustees.

(5)  "Other Expenses" reflect estimated expenses that the Acquiring Fund expects to bear in the current fiscal year, which may differ from the "Other Expenses" of the Acquired Fund.

(6)  Victory Capital has contractually agreed to waive its management fee and/or reimburse expenses for at least two years following the closing of the Reorganization so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding acquired fund fees and expenses and certain other items such as dividend and interest expenses on short sales, interest, taxes and brokerage commissions) do not exceed 1.90%, 2.65%, and 1.65% of the Fund's Class A, Class C and Class Y shares, respectively. Victory Capital is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement. This agreement may only be terminated by the Acquiring Fund's Board of Trustees.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such period (unless otherwise indicated). These examples also assume that your investment earns a 5% return each year and that each Fund's operating expenses remain the same as shown above. These examples reflect the contractual expense limitation agreement applicable to the Acquired Fund for one year and the Acquiring Fund for two years. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
RS Focused Opportunity Fund (Current) (Acquired Fund)
Class A	$750	$1,459	$2,187	$4,100
Class C
Assuming redemption at end of period	$464	$1,294	$2,233	$4,615
Assuming no redemption	$364	$1,294	$2,233	$4,615
Class Y	$264	$949	$1,658	$3,540

	1 year	3 years	5 years	10 years
Victory RS Focused Opportunity Fund (Current and Pro Forma) (Acquiring Fund)
Class A	$847	$1,472	$2,182	$4,050
Class C
Assuming redemption at end of period	$464	$1,194	$2,125	$4,494
Assuming no redemption	$364	$1,194	$2,125	$4,494
Class Y	$264	$873	$1,568	$3,419

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the fund's performance. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have portfolio turnover rates similar to those of the Acquired Fund. The Acquired Fund commenced operations in February 2015. During the period from the Fund's commencement of operations through December 31, 2015, the Acquired Fund's portfolio turnover rate was 139% of the average value of the Fund's portfolio.

Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks

Each Fund's investment objective is to seek long-term capital appreciation.

Subsequent to the Reorganization, the Acquiring Fund, like the Acquired Fund, will invest principally in a diversified portfolio of equity securities of U.S. companies that the Acquiring Fund's investment management team considers to be high quality companies. The Acquiring Fund will take short positions in an attempt to eliminate or reduce specific investment or risk exposures within the portfolio and to focus the Acquiring Fund's potential for investment return on the most desirable opportunities presented by its portfolio of investments.

The Acquiring Fund's investment management team currently expects that the Acquiring Fund will typically hold between 40 and 70 equity securities in long positions. The Acquiring Fund may hold any number of short positions, and the number and aggregate investment exposure of the Acquiring Fund's short positions at any time may be greater than the number and aggregate exposure of the Acquiring Fund's long positions. The Acquiring Fund may use derivatives transactions, including options, total return swaps, futures, and contracts for differences, to gain long or short exposure to equity securities, as an alternative to direct positions in those equity securities. Although short positions will be used primarily to reduce specific risk exposures in the Acquiring Fund's portfolio, the Acquiring Fund's investment management team will generally attempt to enter into short positions on securities it expects to decline in value, attempting to create over time an incremental total return, or "alpha," to the Acquiring Fund.

Through the combination of long and short positions, the Acquiring Fund's investment management team intends to create a portfolio with significantly less exposure to broad market risks than a typical long-only portfolio, and with focused exposures to individual company, industry, and broad market themes. The Acquiring Fund generally expects to forego some of the potential up-side return associated with a long-only investment strategy in return for the potential for reduced volatility provided by its short positions, although the Acquiring Fund's investment management team seeks to minimize this effect over time through above-average returns on the Acquiring Fund's long investments. The Acquiring Fund's investment management team will enter into short positions in an effort to eliminate or reduce risk exposure in the Acquiring Fund's long positions. The aggregate of the investment exposures created by the Acquiring Fund's long positions and its short positions will likely exceed the value of the Acquiring Fund's assets.

The Acquiring Fund invests primarily in equity securities of companies of any size market capitalization. Equity securities may include common and preferred stocks, and options, warrants, or rights with respect to common or preferred stocks. The Acquiring Fund may invest in other investment companies, including, for example, other open-end or closed-end investment companies, exchange-traded funds ("ETFs"), and private investment vehicles, including investment companies sponsored or managed by Victory Capital or its affiliates. The Acquiring Fund typically invests most of its assets in equity securities of U.S. companies but may invest any portion of its assets in foreign securities, including direct investments and investments through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or similar investment vehicles.

The Acquiring Fund's short positions might include, for example, taking a short position on a basket of equity securities or index of equity securities to reduce broad equity market risk. The Acquiring Fund might also take a short position on one or a small number of equity securities in order to eliminate more specific investment elements, such as risks of investments in particular industries or sectors, or certain risks the Acquiring Fund's investment management team identifies as potentially affecting a number of the Acquiring Fund's portfolio investments. The Acquiring Fund's investment management team may create short positions for the Acquiring Fund by entering into short sales of specific equity securities or groups of securities, or by entering into derivatives transactions, including options, total return swaps, futures, and contracts for differences, providing short exposure to one or more equity securities or indices of equity securities. The Acquiring Fund's investment management team relies on fundamental and quantitative analyses in identifying investment exposures and risks it might seek to reduce within the Acquiring Fund's portfolio and in identifying the specific short exposures that are intended to reduce those exposures and risks.

As a result of its investment strategy, the Acquiring Fund may experience annual portfolio turnover in excess of 100%.

Subsequent to the Reorganization, Victory Capital expects to employ the same investment management team, which will continue to implement the same strategy as it pursued for the Acquired Fund by:

•  using a fundamental stock selection process to identify companies for investment, which seeks to identify companies with, among other things, attractive relative valuations, strong and stable growth, increasing return on invested capital, and improving market sentiment; and

•  using a quantitative analytical model to evaluate individual securities and to aid in the portfolio construction process.

Since there will be no changes to the principal investment strategies followed by the Acquiring Fund subsequent to the Reorganization, the principal investment risks of an investment in the Fund will continue to include:

•  Equity Securities Risk

•  Investment Style Risk

•  Small and Mid-sized Companies Risk

•  Limited Portfolio Risk

•  Short Sale Risk

•  Derivatives Risk

•  Leverage Risk

•  Overweighting Risk

•  Underweighting Risk

•  Focused Investment Risk

•  Portfolio Turnover Risk

•  Cash Position Risk

•  Prime Brokerage Risk

•  Liquidity Risk

•  Foreign Securities Risk

Given that the Acquired Fund commenced operations recently, the principal investment risks of an investment in the Acquiring Fund will also include "Limited History of Operations Risk." See Exhibit C below for a detailed description of each of these risks.

Comparison of Investment Management Team

Both the Acquired Fund and the Acquiring Fund share the same investment management team. See Exhibit D for information about the members of the Acquiring Fund's investment management team.

3. Reorganization of RS Growth Fund into Victory RS Growth Fund

Comparison of Current and Pro Forma Expenses
Shareholder Fees (fees paid directly from your investment)

RS Growth Fund (Current)
(Acquired Fund)

	Class A	Class C		Class K	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	None(1)	1.00	%(2)	None	None
Victory RS Growth Fund (Current and Pro Forma) (Acquiring Fund)
	Class A	Class C		Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None		None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of net asset value at the time of your purchase or redemption, whichever is lower)	None(1)	1.00	%(2)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
RS Growth Fund (Current) (Acquired Fund)
	Class A	Class C		Class K	Class Y
Management Fees	0.75%	0.75%		0.75%	0.75%
Distribution (12b-1) Fees	0.25%	1.00%		0.65%	N/A
Other Expenses	0.19%	0.27%		0.39%	0.20%
Total Annual Fund Operating Expenses(3)	1.19%	2.02%		1.79%	0.95%
Fee Waiver/Expense Reimbursement(3)	-0.09%	-0.09%		-0.08%	-0.12%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(3)	1.10%	1.93%		1.71%	0.83%
Victory RS Growth Fund (Current and Pro Forma) (Acquiring Fund)
	Class A	Class C		Class R	Class Y
Management Fees	0.75%	0.75%		0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%		0.50%	N/A
Other Expenses(4)	0.18%	0.25%		0.54%	0.19%
Total Annual Fund Operating Expenses(5)	1.18%	2.00%		1.79%	0.94%
Fee Waiver/Expense Reimbursement(5)	-0.08%	-0.07%		-0.08%	-0.11%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(5)	1.10%	1.93%		1.71%	0.83%

(1)  A deferred sales load of 1.00% applies to purchases of $1 million or more of Class A shares of the Acquired Fund if these shares are sold within 18 months of purchase. A deferred sales charge of 0.75% may be imposed on Class A shares of the Acquiring Fund with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase.

(2)  Deferred sales load applies for shares sold within one year of purchase.

(3)  RS Investments has contractually agreed to pay or reimburse the Fund's expenses (excluding expenses indirectly incurred by the Fund through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses), to the extent necessary to limit Total Annual Fund Operating Expenses to 1.10% for Class A shares, 1.93% for Class C shares, 1.71% for Class K shares, and 0.83% for Class Y shares. This expense limitation will continue through April 30, 2017 and cannot be terminated by RS Investments prior to that date without the action or consent of the Acquired Fund's Board of Trustees.

(4)  "Other Expenses" reflect estimated expenses that the Acquiring Fund expects to bear in the current fiscal year,which may differ from the "Other Expenses" of the Acquired Fund.

(5)  Victory Capital has contractually agreed to waive its management fee and/or reimburse expenses for at least two years following the closing of the Reorganization so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding acquired fund fees and expenses and certain other items such as interest, taxes and brokerage commissions) do not exceed 1.10%, 1.93%, 1.71% and 0.83% of the Fund's Class A, Class C, Class R and Class Y shares, respectively. Victory Capital is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement. This agreement may only be terminated by the Acquiring Fund's Board of Trustees.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such period (unless otherwise indicated). These examples also assume that your investment earns a 5% return each year and that each Fund's operating expenses remain the same as shown above. These examples reflect the contractual expense limitation agreement applicable to the Acquired Fund for one year and the Acquiring Fund for two years. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
RS Growth Fund (Current) (Acquired Fund)
Class A	$582	$826	$1,090	$1,842
Class C
Assuming redemption at end of period	$296	$625	$1,080	$2,341
Assuming no redemption	$196	$625	$1,080	$2,341
Class K	$174	$556	$962	$2,099
Class Y	$85	$291	$514	$1,155

	1 year	3 years	5 years	10 years
Victory RS Growth Fund (Current and Pro Forma) (Acquiring Fund)
Class A	$681	$913	$1,172	$1,911
Class C
Assuming redemption at end of period	$296	$614	$1,065	$2,316
Assuming no redemption	$196	$614	$1,065	$2,316
Class R	$174	$547	$954	$2,092
Class Y	$85	$277	$498	$1,134

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the fund's performance. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have portfolio turnover rates similar to those of the Acquired Fund. During the fiscal year ended December 31, 2015, the Acquired Fund's portfolio turnover rate was 105% of the average value of the Fund's portfolio.

Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks

Each Fund's investment objective is to seek long-term capital growth.

Subsequent to the Reorganization, the Acquiring Fund, like the Acquired Fund, will invest principally in equity securities of companies considered by the Acquiring Fund's investment management team (at the time of purchase) to be large-cap companies. For purposes of this investment strategy, a company is considered to be large-cap if its market capitalization is at least $5 billion.

The Acquiring Fund will typically invest most of its assets in equity securities of U.S. companies but may also invest any portion of its assets in foreign securities.

As a result of its investment strategy, the Acquiring Fund may experience annual portfolio turnover in excess of 100%.

Subsequent to the Reorganization, Victory Capital expects to employ the same investment management team, which will continue to implement the same strategy as it pursued for the Acquired Fund by:

•  employing both fundamental analysis and quantitative screening in seeking to identify companies that the investment management team believes will produce sustainable earnings growth over a multi-year horizon;

•  identifying investment candidates that typically exhibit some or all of the following key criteria: strong organic revenue growth, expanding margins and profitability, innovative products or services, defensible competitive advantages, growing market share, and experienced management teams;

•  considering valuation as an integral part of the investment process; and

•  basing purchase decisions on the investment management team's expectation of the potential reward relative to risk of each security based in part on the investment management team's proprietary earnings calculations.

Since there will be no changes to the principal investment strategies followed by the Acquiring Fund subsequent to the Reorganization, the principal investment risks of an investment in the Fund will continue to include:

•  Equity Securities Risk

•  Investment Style Risk

•  Overweighting Risk

•  Underweighting Risk

•  Focused Investment Risk

•  Foreign Securities Risk

•  Portfolio Turnover Risk

•  Cash Position Risk

•  Mid-sized Companies Risk

See Exhibit C below for a detailed description of each of these risks.

Comparison of Investment Management Team

Both the Acquired Fund and the Acquiring Fund share the same investment management team. See Exhibit D for information about the members of the Acquiring Fund's investment management team.

4. Reorganization of RS Mid Cap Growth Fund into Victory
RS Mid Cap Growth Fund

Comparison of Current and Pro Forma Expenses
Shareholder Fees (fees paid directly from your investment)

RS Mid Cap Growth Fund (Current)
(Acquired Fund)

	Class A	Class C		Class K	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	None(1)	1.00	%(2)	None	None

Victory RS Mid Cap Growth Fund (Current and Pro Forma)
(Acquiring Fund)

	Class A	Class C		Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None		None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of net asset value at the time of your purchase or redemption, whichever is lower)	None(1)	1.00	%(2)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

RS Mid Cap Growth Fund (Current)
(Acquired Fund)

	Class A	Class C	Class K	Class Y
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution (12b-1) Fees	0.25%	1.00%	0.65%	N/A
Other Expenses	0.21%	0.26%	0.24%	0.23%
Total Annual Fund Operating Expenses(3)	1.31%	2.11%	1.74%	1.08%
Fee Waiver/Expense Reimbursement(3)	-0.11%	0.00%	0.00%	-0.13%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(3)	1.20%	2.11%	1.74%	0.95%

Victory RS Mid Cap Growth Fund (Current and Pro Forma)
(Acquiring Fund)

	Class A	Class C	Class R	Class Y
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	N/A
Other Expenses(4)	0.19%	0.24%	0.38%	0.20%
Total Annual Fund Operating Expenses(5)	1.29%	2.09%	1.73%	1.05%
Fee Waiver/Expense Reimbursement(5)	-0.09%	0.00%	0.00%	-0.10%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(5)	1.20%	2.09%	1.73%	0.95%

(1)  A deferred sales load of 1.00% applies to purchases of $1 million or more of Class A shares of the Acquired Fund if these shares are sold within 18 months of purchase. A deferred sales charge of 0.75% may be imposed on Class A shares of the Acquiring Fund with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase.

(2)  Deferred sales load applies for shares sold within one year of purchase.

(3)  RS Investments has contractually agreed to pay or reimburse the Fund's expenses (excluding expenses indirectly incurred by the Fund through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses), to the extent necessary to limit Total Annual Fund Operating Expenses to 1.20% for Class A shares, 2.11% for Class C shares, 1.80% for Class K shares, and 0.95% for Class Y shares. This expense limitation will continue through April 30, 2017 and cannot be terminated by RS Investments prior to that date without the action or consent of the Acquired Fund's Board of Trustees.

(4)  "Other Expenses" reflect estimated expenses that the Acquiring Fund expects to bear in the current fiscal year, which may differ from the "Other Expenses" of the Acquired Fund.

(5)  Victory Capital has contractually agreed to waive its management fee and/or reimburse expenses for at least two years following the closing of the Reorganization so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding acquired fund fees and expenses and certain other items such as interest, taxes and brokerage commissions) do not exceed 1.20%, 2.11%, 1.80% and 0.95% of the Fund's Class A, Class C, Class R and Class Y shares, respectively. Victory Capital is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement. This agreement may only be terminated by the Acquiring Fund's Board of Trustees.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such period (unless otherwise indicated). These examples also assume that your investment earns a 5% return each year and that each Fund's operating expenses remain the same as shown above. The examples reflect the contractual expense limitation agreement applicable to the Acquired Fund for one year and the Acquiring Fund for two years. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
RS Mid Cap Growth Fund (Current) (Acquired Fund)
Class A	$591	$860	$1,149	$1,970
Class C
Assuming redemption at end of period	$314	$661	$1,134	$2,441
Assuming no redemption	$214	$661	$1,134	$2,441
Class K	$177	$548	$944	$2,052
Class Y	$97	$331	$583	$1,305

	1 year	3 years	5 years	10 years
Victory RS Mid Cap Growth Fund (Current and Pro Forma) (Acquiring Fund)
Class A	$690	$943	$1,225	$2,027
Class C
Assuming redemption at end of period	$312	$655	$1,124	$2,421
Assuming no redemption	$212	$655	$1,124	$2,421
Class R	$176	$545	$939	$2,041
Class Y	$97	$314	$559	$1,264

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the fund's performance. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have portfolio turnover rates similar to those of the Acquired Fund. During the fiscal year ended December 31, 2015, the Acquired Fund's portfolio turnover rate was 120% of the average value of the Fund's portfolio.

Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks

Each Fund's investment objective is to seek long-term capital growth.

Subsequent to the Reorganization, the Acquiring Fund, like the Acquired Fund, will invest principally in equity securities. The Acquiring Fund will normally invest at least 80% of its net assets in companies considered by the Acquiring Fund's investment management team at the time to be mid-capitalization companies. The Acquired Fund's policy to invest at least 80% of its net assets in certain investments may not be changed without 60 days' prior written notice to shareholders. For purposes of this investment strategy, a company is considered to be mid-capitalization company if the company has a market capitalization between $1 billion and 120% of the market capitalization of the largest company included in the Russell Midcap® Index on the last day of the most recent quarter. The Acquiring Fund typically invests most of its assets in equity securities of U.S. companies but may also invest any portion of its assets in foreign securities.

As a result of its investment strategy, the Acquiring Fund may experience annual portfolio turnover in excess of 100%.

Subsequent to the Reorganization, Victory Capital expects to employ the same investment management team, which will continue to implement the same strategy as it pursued for the Acquired Fund by:

•  employing both fundamental analysis and quantitative screening in seeking to identify companies that the investment management team believes will produce sustainable earnings growth over a multi-year horizon;

•  identifying investment candidates that typically exhibit some or all of the following key criteria: strong organic revenue growth, expanding margins and profitability, innovative products or services, defensible competitive advantages, growing market share, and experienced management teams;

•  considering valuation as an integral part of the investment process; and

•  basing purchase decisions on the investment management team's expectation of the potential reward relative to risk of each security based in part on the investment management team's proprietary earnings calculations.

Since there will be no changes to the principal investment strategies followed by the Acquiring Fund subsequent to the Reorganization, the principal investment risks of an investment in the Fund will continue to include:

•  Equity Securities Risk

•  Investment Style Risk

•  Mid-sized Companies Risk

•  Overweighting Risk

•  Underweighting Risk

•  Focused Investment Risk

•  Portfolio Turnover Risk

•  Cash Position Risk

•  Foreign Securities Risk

See Exhibit C below for a detailed description of each of these risks.

Comparison of Investment Management Team

Both the Acquired Fund and the Acquiring Fund share the same investment management team. See Exhibit D for information about the members of the Acquiring Fund's investment management team.

5. Reorganization of RS Select Growth Fund into Victory
RS Select Growth Fund

Comparison of Current and Pro Forma Expenses
Shareholder Fees (fees paid directly from your investment)

RS Select Growth Fund (Current)
(Acquired Fund)

	Class A	Class C		Class K	Class Y
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	4.75%	None		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	None(1)	1.00	%(2)	None	None

Victory RS Select Growth Fund (Current and Pro Forma)
(Acquiring Fund)

	Class A	Class C		Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None		None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of net asset value at the time of your purchase or redemption, whichever is lower)	None(1)	1.00	%(2)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

RS Select Growth Fund (Current)
(Acquired Fund)

	Class A	Class C	Class K	Class Y
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	1.00%	0.65%	N/A
Other Expenses	0.19%	0.20%	0.25%	0.18%
Total Annual Fund Operating Expenses(3)	1.44%	2.20%	1.90%	1.18%
Fee Waiver/Expense Reimbursement(3)	-0.04%	-0.02%	0.00%	-0.04%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(3)	1.40%	2.18%	1.90%	1.14%

Victory RS Select Growth Fund (Current and Pro Forma)
(Acquiring Fund)

	Class A	Class C	Class R	Class Y
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	1.00%	0.50%	N/A
Other Expenses(4)	0.18%	0.19%	0.39%	0.17%
Total Annual Fund Operating Expenses(5)	1.43%	2.19%	1.89%	1.17%
Fee Waiver/Expense Reimbursement(5)	-0.03%	-0.01%	0.00%	-0.03%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(5)	1.40%	2.18%	1.89%	1.14%

(1)  A deferred sales load of 1.00% applies to purchases of $1 million or more of Class A shares of the Acquired Fund if these shares are sold within 18 months of purchase. A deferred sales charge of 0.75% may be imposed on Class A shares of the Acquiring Fund with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase.

(2)  Deferred sales load applies for shares sold within one year of purchase.

(3)  RS Investments has contractually agreed to pay or reimburse the Fund's expenses (excluding expenses indirectly incurred by the Fund through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses), to the extent necessary to limit Total Annual Fund Operating Expenses to 1.40% for Class A shares, 2.18% for Class C shares, 1.91% for Class K shares, and 1.14% for Class Y shares. This expense limitation will continue through April 30, 2017 and cannot be terminated by RS Investments prior to that date without the action or consent of the Fund's Board of Trustees.

(4)  "Other Expenses" reflect estimated expenses that the Acquiring Fund expects to bear in the current fiscal year, which may differ from the "Other Expenses" of the Acquired Fund.

(5)  Victory Capital has contractually agreed to waive its management fee and/or reimburse expenses for at least two years following the closing of the Reorganization so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding acquired fund fees and expenses and certain other items such as interest, taxes and brokerage commissions) do not exceed 1.40%, 2.18%, 1.91% and 1.14% of the Fund's Class A, Class C, Class R and Class Y shares, respectively. The Acquiring Fund is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement. This agreement may only be terminated by the Acquiring Fund's Board of Trustees.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such period (unless otherwise indicated). These examples also assume that your investment earns a 5% return each year and that each Fund's operating expenses remain the same as shown above. These examples reflect the contractual expense limitation agreement applicable to the Acquired Fund for one year and the Acquiring Fund for two years. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
RS Select Growth Fund (Current) (Acquired Fund)
Class A	$611	$905	$1,221	$2,114
Class C
Assuming redemption at end of period	$321	$686	$1,178	$2,532
Assuming no redemption	$221	$686	$1,178	$2,532
Class K	$193	$597	$1,026	$2,222
Class Y	$116	$371	$645	$1,428

	1 year	3 years	5 years	10 years
Victory RS Select Growth Fund (Current and Pro Forma) (Acquiring Fund)
Class A	$709	$996	$1,306	$2,185
Class C
Assuming redemption at end of period	$321	$683	$1,173	$2,522
Assuming no redemption	$221	$683	$1,173	$2,522
Class R	$192	$594	$1,021	$2,212
Class Y	$116	$366	$638	$1,415

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the fund's performance. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have portfolio turnover rates similar to those of the Acquired Fund. During the fiscal year ended December 31, 2015, the Acquired Fund's portfolio turnover rate was 88% of the average value of the Fund's portfolio.

Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks

Each Fund's investment objective is to seek long-term capital growth.

Subsequent to the Reorganization, the Acquiring Fund, like the Acquired Fund, will typically invest in a portfolio of small- and mid-capitalization growth-oriented companies. The Acquiring Fund typically invests most of its assets in equity securities of U.S. companies but may also invest any portion of its assets in foreign securities. The Acquiring Fund invests principally in equity securities of companies with market capitalizations (at the time of purchase) less than $8 billion or 120% of the market capitalization of the largest company included in the Russell 2500® Index on the last day of the most recent quarter, whichever is greater. The Acquiring Fund may hold investments in companies whose market capitalizations fall outside the preceding parameters due to changes in values of those companies after the Acquiring Fund's purchase of their securities.

Subsequent to the Reorganization, Victory Capital expects to employ the same investment management team, which will continue to implement the same strategy as it pursued for the Acquired Fund by:

•  employing both fundamental analysis and quantitative screening in seeking to identify companies that the investment management team believes will produce sustainable earnings growth over a multi-year horizon;

•  identifying investment candidates that typically exhibit some or all of the following key criteria: strong organic revenue growth, expanding margins and profitability, innovative products or services, defensible competitive advantages, growing market share, and experienced management teams;

•  considering valuation as an integral part of the investment process; and

•  basing purchase decisions on the investment management team's expectation of the potential reward relative to risk of each security based in part on the investment management team's proprietary earnings calculations.

As a result of its investment strategy, the Acquiring Fund may experience annual portfolio turnover in excess of 100%.

Since there will be no changes to the principal investment strategies followed by the Acquiring Fund subsequent to the Reorganization, the principal investment risks of an investment in the Fund will continue to include:

•  Equity Securities Risk

•  Investment Style Risk

•  Small and Mid-sized Companies Risk

•  Limited Portfolio Risk

•  Overweighting Risk

•  Underweighting Risk

•  Focused Investment Risk

•  Portfolio Turnover Risk

•  Cash Position Risk

•  Liquidity Risk

•  Foreign Securities Risk

See Exhibit C below for a detailed description of each of these risks.

Comparison of Investment Management Team

Both the Acquired Fund and the Acquiring Fund share the same investment management team. See Exhibit D for information about the members of the Acquiring Fund's investment management team.

6. Reorganization of RS Small Cap Equity Fund into Victory
RS Small Cap Equity Fund

Comparison of Current and Pro Forma Expenses
Shareholder Fees (fees paid directly from your investment)

RS Small Cap Equity Fund (Current)
(Acquired Fund)

	Class A	Class C		Class K	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	None(1)	1.00	%(2)	None	None

Victory RS Small Cap Equity Fund (Current and Pro Forma)
(Acquiring Fund)

	Class A	Class C		Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None		None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of net asset value at the time of your purchase or redemption, whichever is lower)	None(1)	1.00	%(2)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

RS Small Cap Equity Fund (Current)
(Acquired Fund)

	Class A	Class C	Class K	Class Y
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	0.25%	1.00%	0.65%	N/A
Other Expenses	0.30%	0.64%	0.31%	0.32%
Total Annual Fund Operating Expenses(3)	1.30%	2.39%	1.71%	1.07%
Fee Waiver/Expense Reimbursement(3)	0.00%	-0.29%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(3)	1.30%	2.10%	1.71%	1.07%

Victory RS Small Cap Equity Fund (Current and Pro Forma)
(Acquiring Fund)

	Class A	Class C	Class R	Class Y
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	N/A
Other Expenses(4)	0.27%	0.61%	0.49%	0.30%
Total Annual Fund Operating Expenses(5)	1.27%	2.36%	1.74%	1.05%
Fee Waiver/Expense Reimbursement(5)	0.00%	-0.26%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(5)	1.27%	2.10%	1.74%	1.05%

(1)  A deferred sales load of 1.00% applies to purchases of $1 million or more of Class A shares of the Acquired Fund if these shares are sold within 18 months of purchase. A deferred sales charge of 0.75% may be imposed on Class A shares of the Acquiring Fund with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase.

(2)  Deferred sales load applies for shares sold within one year of purchase.

(3)  RS Investments has contractually agreed to pay or reimburse the Fund's expenses (excluding expenses indirectly incurred by the Fund through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses), to the extent necessary to limit Total Annual Fund Operating Expenses to 1.35% for Class A shares, 2.10% for Class C shares, 1.75% for Class K shares, and 1.10% for Class Y shares. This expense limitation will continue through April 30, 2017 and cannot be terminated by RS Investments prior to that date without the action or consent of the Acquired Fund's Board of Trustees.

(4)  "Other Expenses" reflect estimated expenses that the Acquiring Fund expects to bear in the current fiscal year, which may differ from the "Other Expenses" of the Acquired Fund.

(5)  Victory Capital has contractually agreed to waive its management fee and/or reimburse expenses for at least two years following the closing of the Reorganization so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding acquired fund fees and expenses and certain other items such as interest, taxes and brokerage commissions) do not exceed 1.35%, 2.10%, 1.75% and 1.10% of the Fund's Class A, Class C, Class R and Class Y shares, respectively. Victory Capital is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement. This agreement may only be terminated by the Acquiring Fund's Board of Trustees.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such period (unless otherwise indicated). These examples also assume that your investment earns a 5% return each year and that each Fund's operating expenses remain the same as shown above. These examples reflect the contractual expense limitation agreement applicable to the Acquired Fund for one year and the Acquiring Fund for two years. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
RS Small Cap Equity Fund (Current) (Acquired Fund)
Class A	$601	$868	$1,154	$1,968
Class C
Assuming redemption at end of period	$313	$718	$1,249	$2,704
Assuming no redemption	$213	$718	$1,249	$2,704
Class K	$174	$539	$928	$2,019
Class Y	$109	$340	$590	$1,306

	1 year	3 years	5 years	10 years
Victory RS Small Cap Equity Fund (Current and Pro Forma) (Acquiring Fund)
Class A	$697	$955	$1,232	$2,021
Class C
Assuming redemption at end of period	$313	$685	$1,212	$2,655
Assuming no redemption	$213	$685	$1,212	$2,655
Class R	$177	$548	$944	$2,052
Class Y	$107	$334	$579	$1,283

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the fund's performance. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have portfolio turnover rates similar to those of the Acquired Fund. During the fiscal year ended December 31, 2015, the Acquired Fund's portfolio turnover rate was 98% of the average value of the Fund's portfolio.

Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks

Each Fund's investment objective is to seek long-term capital growth.

Subsequent to the Reorganization, the Acquiring Fund, like the Acquired Fund, will normally invest at least 80% of its net assets in equity securities of small-capitalization companies, which may include common stocks, preferred stocks, or other securities convertible into common stock. The Acquired Fund's policy to invest at least 80% of its net assets in certain investments may not be changed without 60 days' prior written notice to shareholders. For purposes of this investment strategy, a company is considered to be a small-capitalization company if its market capitalization (at the time of purchase) does not exceed $3 billion or 120% of the market capitalization of the largest company included in the Russell 2000® Index on the last day of the most recent quarter, whichever is greater. The Acquiring Fund typically invests most of its assets in equity securities of U.S. companies but may also invest any portion of its assets in foreign securities.

Subsequent to the Reorganization, Victory Capital expects to employ the same investment management team, which will continue to implement the same strategy as it pursued for the Acquired Fund by:

•  employing both fundamental analysis and quantitative screening in seeking to identify companies that the investment management team believes will produce sustainable earnings growth over a multi-year horizon;

•  identifying investment candidates that typically exhibit some or all of the following key criteria: strong organic revenue growth, expanding margins and profitability, innovative products or services, defensible competitive advantages, growing market share, and experienced management teams;

•  seeking to categorize each potential investment based on its view of a company's stage of development on a spectrum that identifies companies as promising, developing, or proven;

•  considering valuation as an integral part of the growth investment process; and

•  basing purchase decisions on the investment management team's expectation of the potential reward relative to risk of each security based in part on the investment management team's proprietary earnings calculations.

Since there will be no changes to the principal investment strategies followed by the Acquiring Fund subsequent to the Reorganization, the principal investment risks of an investment in the Fund will continue to include:

•  Equity Securities Risk

•  Investment Style Risk

•  Small Companies Risk

•  Overweighting Risk

•  Underweighting Risk

•  Focused Investment Risk

•  Portfolio Turnover Risk

•  Cash Position Risk

•  Liquidity Risk

•  Foreign Securities Risk

See Exhibit C below for a detailed description of each of these risks.

Comparison of Investment Management Team

Both the Acquired Fund and the Acquiring Fund share the same investment management team. See Exhibit D for information about the members of the Acquiring Fund's investment management team.

7. Reorganization of RS Small Cap Growth Fund into Victory
RS Small Cap Growth Fund

Comparison of Current and Pro Forma Expenses
Shareholder Fees (fees paid directly from your investment)

RS Small Cap Growth Fund (Current)
(Acquired Fund)

	Class A	Class C		Class K	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	None(1)	1.00	%(2)	None	None

Victory RS Small Cap Growth Fund (Current and Pro Forma)
(Acquiring Fund)

	Class A	Class C		Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None		None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of net asset value at the time of your purchase or redemption, whichever is lower)	None(1)	1.00	%(2)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

RS Small Cap Growth Fund (Current)
(Acquired Fund)

	Class A	Class C	Class K	Class Y
Management Fees	0.95%	0.95%	0.95%	0.95%
Distribution (12b-1) Fees	0.25%	1.00%	0.65%	N/A
Other Expenses	0.21%	0.23%	0.15%	0.23%
Total Annual Fund Operating Expenses(3)	1.41%	2.18%	1.75%	1.18%
Fee Waiver/Expense Reimbursement(3)	-0.01%	-0.02%	0.00%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(3)	1.40%	2.16%	1.75%	1.13%

Victory RS Small Cap Growth Fund (Current and Pro Forma)
(Acquiring Fund)

	Class A	Class C	Class R	Class Y
Management Fees	0.95%	0.95%	0.95%	0.95%
Distribution (12b-1) Fees	0.25%	1.00%	0.50%	N/A
Other Expenses(4)	0.19%	0.21%	0.29%	0.21%
Total Annual Fund Operating Expenses(5)	1.39%	2.16%	1.74%	1.16%
Fee Waiver/Expense Reimbursement(5)	0.00%	0.00%	0.00%	-0.03%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(5)	1.39%	2.16%	1.74%	1.13%

(1)  A deferred sales load of 1.00% applies to purchases of $1 million or more of Class A shares of the Acquired Fund if these shares are sold within 18 months of purchase. A deferred sales charge of 0.75% may be imposed on Class A shares of the Acquiring Fund with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase.

(2)  Deferred sales load applies for shares sold within one year of purchase.

(3)  RS Investments has contractually agreed to pay or reimburse the Fund's expenses (excluding expenses indirectly incurred by the Fund through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses), to the extent necessary to limit Total Annual Fund Operating Expenses to 1.40% for Class A shares, 2.16% for Class C shares, 1.86% for Class K shares, and 1.13% for Class Y shares. This expense limitation will continue through April 30, 2017 and cannot be terminated by RS Investments prior to that date without the action or consent of the Acquired Fund's Board of Trustees.

(4)  "Other Expenses" reflect estimated expenses that the Acquiring Fund expects to bear in the current fiscal year, which may differ from the "Other Expenses" of the Acquired Fund.

(5)  Victory Capital has contractually agreed to waive its management fee and/or reimburse expenses for at least two years following the closing of the Reorganization so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding acquired fund fees and expenses and certain other items such as interest, taxes and brokerage commissions) do not exceed 1.40%, 2.16%, 1.86% and 1.13% of the Fund's Class A, Class C, Class R and Class Y shares, respectively. Victory Capital is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement. This agreement may only be terminated by the Acquiring Fund's Board of Trustees.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such period (unless otherwise indicated). These examples also assume that your investment earns a 5% return each year and that each Fund's operating expenses remain the same as shown above. These examples reflect the contractual expense limitation agreement applicable to the Acquired Fund for one year and the Acquiring Fund for two years. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
RS Small Cap Growth Fund (Current) (Acquired Fund)
Class A	$611	$899	$1,209	$2,085
Class C
Assuming redemption at end of period	$319	$680	$1,168	$2,512
Assuming no redemption	$219	$680	$1,168	$2,512
Class K	$178	$551	$949	$2,062
Class Y	$115	$370	$644	$1,427

	1 year	3 years	5 years	10 years
Victory RS Small Cap Growth Fund (Current and Pro Forma) (Acquiring Fund)
Class A	$708	$990	$1,292	$2,148
Class C
Assuming redemption at end of period	$319	$676	$1,159	$2,493
Assuming no redemption	$219	$676	$1,159	$2,493
Class R	$177	$548	$944	$2,052
Class Y	$115	$362	$632	$1,403

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the fund's performance. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have portfolio turnover rates similar to those of the Acquired Fund. During the fiscal year ended December 31, 2015, the Acquired Fund's portfolio turnover rate was 94% of the average value of the Fund's portfolio.

Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks

Each Fund's investment objective is to seek long-term capital growth.

Subsequent to the Reorganization, the Acquiring Fund, like the Acquired Fund, will normally invest at least 80% of its net assets in small-capitalization companies. The Acquired Fund's policy to invest at least 80% of its net assets in certain investments may not be changed without 60 days' prior written notice to shareholders. For purposes of this investment strategy, a company is considered to be a small-capitalization company if its market capitalization (at the time of purchase) does not exceed $3 billion or 120% of the market capitalization of the largest company included in the Russell 2000® Index on the last day of the most recent quarter, whichever is greater. The Acquiring Fund typically invests most of its assets in equity securities of U.S. companies but may also invest any portion of its assets in foreign securities.

Subsequent to the Reorganization, Victory Capital expects to employ the same investment management team, which will continue to implement the same strategy as it pursued for the Acquired Fund by:

•  employing both fundamental analysis and quantitative screening in seeking to identify companies that the investment management team believes will produce sustainable earnings growth over a multi-year horizon;

•  focusing on investment candidates that typically exhibit some or all of the following key criteria: strong organic revenue growth, expanding margins and profitability, innovative products or services, defensible competitive advantages, growing market share, and experienced management teams;

•  seeking to categorize each potential investment based on its view of a company's stage of development on a spectrum that identifies companies as promising, developing, or proven;

•  considering valuation as an integral part of the growth investment process; and

•  basing purchase decisions on the investment management team's expectation of the potential reward relative to risk of each security based in part on the investment management team's proprietary earnings calculations.

Since there will be no changes to the principal investment strategies followed by the Acquiring Fund subsequent to the Reorganization, the principal investment risks of an investment in the Fund will continue to include:

•  Equity Securities Risk

•  Investment Style Risk

•  Small Companies Risk

•  Overweighting Risk

•  Underweighting Risk

•  Focused Investment Risk

•  Portfolio Turnover Risk

•  Cash Position Risk

•  Liquidity Risk

•  Foreign Securities Risk

See Exhibit C below for a detailed description of each of these risks.

Comparison of Investment Management Team

Both the Acquired Fund and the Acquiring Fund share the same investment management team. See Exhibit D for information about the members of the Acquiring Fund's investment management team.

8. Reorganization of RS Technology Fund into Victory
RS Science and Technology Fund

Comparison of Current and Pro Forma Expenses
Shareholder Fees (fees paid directly from your investment)

RS Technology Fund (Current)
(Acquired Fund)

	Class A	Class C		Class K	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	None(1)	1.00	%(2)	None	None

Victory RS Science and Technology Fund (Current and Pro Forma)
(Acquiring Fund)

	Class A	Class C		Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None		None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of net asset value at the time of your purchase or redemption, whichever is lower)	None(1)	1.00	%(2)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

RS Technology Fund (Current)
(Acquired Fund)

	Class A	Class C	Class K	Class Y
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	1.00%	0.65%	N/A
Other Expenses	0.24%	0.28%	0.28%	0.24%
Total Annual Fund Operating Expenses	1.49%	2.28%	1.93%	1.24%

Victory RS Science and Technology Fund (Current and Pro Forma)
(Acquiring Fund)

	Class A	Class C	Class R	Class Y
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	N/A
Other Expenses(3)	0.22%	0.26%	0.47%	0.23%
Total Annual Fund Operating Expenses(4)	1.47%	2.26%	1.97%	1.23%
Fee Waiver/Expense Reimbursement(4)	0.00%	0.00%	-0.04%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(4)	1.47%	2.26%	1.93%	1.23%

(1)  A deferred sales load of 1.00% applies to purchases of $1 million or more of Class A shares of the Acquired Fund if these shares are sold within 18 months of purchase. A deferred sales charge of 0.75% may be imposed on Class A shares of the Acquiring Fund with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase.

(2)  Deferred sales load applies for shares sold within one year of purchase.

(3)  "Other Expenses" reflect estimated expenses that the Acquiring Fund expects to bear in the current fiscal year, which may differ from the "Other Expenses" of the Acquired Fund.

(4)  Victory Capital has contractually agreed to waive its management fee and/or reimburse expenses for at least two years following the closing of the Reorganization so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding acquired fund fees and expenses and certain other items such as interest, taxes and brokerage commissions) do not exceed 1.49%, 2.28%, 1.93% and 1.24% of the Fund's Class A, Class C, Class R and Class Y shares, respectively. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement. This agreement may only be terminated by the Acquiring Fund's Board of Trustees.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such period (unless otherwise indicated). These examples also assume that your investment earns a 5% return each year and that each Fund's operating expenses remain the same as shown above. These examples reflect the contractual expense limitation agreement applicable to the Acquiring Fund for two years. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
RS Technology Fund (Current) (Acquired Fund)
Class A	$619	$924	$1,250	$2,170
Class C
Assuming redemption at end of period	$331	$712	$1,220	$2,615
Assuming no redemption	$231	$712	$1,220	$2,615
Class K	$196	$606	$1,042	$2,254
Class Y	$126	$393	$681	$1,500
Victory RS Science and Technology Fund (Current and Pro Forma) (Acquiring Fund)
Class A	$716	$1,013	$1,332	$2,231
Class C
Assuming redemption at end of period	$329	$706	$1,210	$2,595
Assuming no redemption	$229	$706	$1,210	$2,595
Class R	$196	$610	$1,055	$2,289
Class Y	$125	$390	$676	$1,489

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the fund's performance. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have portfolio turnover rates similar to those of the Acquired Fund. During the fiscal year ended December 31, 2015, the Acquired Fund's portfolio turnover rate was 119% of the average value of the Fund's portfolio.

Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks

Each Fund's investment objective is to seek long-term capital growth. Subsequent to the Reorganization, the Acquiring Fund, like the Acquired Fund, will invest principally in equity securities. Following the Reorganization, however, the Acquiring Fund will have a broader investment mandate than the Acquired Fund and will normally invest at least 80% of its net assets in securities of science and/or technology companies, as compared to the Acquired Fund's policy to invest at least 80% of its net assets in securities of technology companies. The Acquired Fund's policy to invest at least 80% of its net assets in certain investments may not be changed without 60 days' prior written notice to shareholders. The Acquiring Fund, like the Acquired Fund, will invest in companies of any size. The Acquiring Fund will continue to typically invest most of its assets in equity securities of U.S. companies but may also invest any portion of its assets in foreign securities.

A particular company will be considered to be a science or technology company if the Acquiring Fund's investment team determines that it applies scientific or technological developments or discoveries to grow its business or increase its competitive advantage. Science and technology companies may also include companies whose products, processes or services, in the opinion of the Acquiring Fund's investment team, are being, or are expected to be, significantly benefited by the use or commercial application of scientific or technological developments or discoveries. The Acquiring Fund also may invest in companies that utilize science and/or technology as an agent of change to significantly enhance their business opportunities.

As a result of its investment strategy, the Acquiring Fund may experience annual portfolio turnover in excess of 100%.

Subsequent to the Reorganization, the investment management team of the Acquiring Fund will utilize a substantially similar investment approach that was utilized for the Acquired Fund by:

•  performing in-depth analysis in search of what it believes are innovative companies that drive market share gains in technology, leading to sustainable earnings growth and long-term stock price appreciation;

•  employing both fundamental analysis and quantitative screening in seeking to identify potential investment candidates with greater earnings potential than expected by the market;

•  identifying investment candidates that typically exhibit some or all of the following key criteria: strong organic revenue growth, expanding margins and profitability, defensible competitive advantages, growing market share, and experienced management teams;

•  considering valuation as an integral part of the growth investment process; and

•  basing purchase decisions on the investment management team's expectation of the potential reward relative to risk of each security based in part on the investment management team's proprietary earnings calculations.

The principal investment risks of an investment in the Fund will continue to include:

•  Equity Securities Risk

•  Investment Style Risk

•  Overweighting Risk

•  Underweighting Risk

•  Foreign Securities Risk

•  Portfolio Turnover Risk

•  Cash Position Risk

•  Liquidity Risk

•  Small and Mid-sized Companies Risk

However, in light of the Acquiring Fund's broader mandate to invest at least 80% of its net assets in science and/or technology companies, the principal investment risks of an investment in the Fund will also include "Science and Technology Related Investment Risk" as opposed to the "Technology Investment Risk" that was applicable to the Acquired Fund and will include "Science and Technology Concentration Risk" as opposed to the "Concentration Risk" that was applicable to the Acquired Fund.

See Exhibit C below for a detailed description of each of these risks.

Comparison of Investment Management Team

Both the Acquired Fund and the Acquiring Fund share the same investment management team. See Exhibit D for information about the members of the Acquiring Fund's investment management team.

9. Reorganization of RS Investors Fund into Victory RS Investors Fund

Comparison of Current and Pro Forma Expenses Shareholder Fees (fees paid directly from your investment)
RS Investors Fund (Current) (Acquired Fund)
	Class A	Class C		Class K	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	None(1)	1.00	%(2)	None	None
Victory RS Investors Fund (Current and Pro Forma) (Acquiring Fund)
	Class A	Class C		Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None		None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of net asset value at the time of your purchase or redemption, whichever is lower)	None(1)	1.00	%(2)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
RS Investors Fund (Current) (Acquired Fund)
	Class A	Class C		Class K	Class Y
Management Fees	1.00%	1.00%		1.00%	1.00%
Distribution (12b-1) Fees	0.25%	1.00%		0.65%	N/A
Other Expenses	0.26%	0.29%		0.25%	0.21%
Total Annual Fund Operating Expenses(3)	1.51%	2.29%		1.90%	1.21%
Fee Waiver/Expense Reimbursement(3)	-0.18%	-0.22%		0.00%	-0.16%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(3)	1.33%	2.07%		1.90%	1.05%
Victory RS Investors Fund (Current and Pro Forma) (Acquiring Fund)
	Class A	Class C		Class R	Class Y
Management Fees	1.00%	1.00%		1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%		0.50%	N/A
Other Expenses(4)	0.24%	0.27%		0.39%	0.19%
Total Annual Fund Operating Expenses(5)	1.49%	2.27%		1.89%	1.19%
Fee Waiver/Expense Reimbursement(5)	-0.16%	-0.20%		0.00%	-0.14%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(5)	1.33%	2.07%		1.89%	1.05%

(1)  A deferred sales load of 1.00% applies to purchases of $1 million or more of Class A shares of the Acquired Fund if these shares are sold within 18 months of purchase. A deferred sales charge of 0.75% may be imposed on Class A shares of the Acquiring Fund with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase.

(2)  Deferred sales load applies for shares sold within one year of purchase.

(3)  RS Investments has contractually agreed to pay or reimburse the Fund's expenses (excluding expenses indirectly incurred by the Fund through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses), to the extent necessary to limit Total Annual Fund Operating Expenses to 1.33% for Class A shares, 2.07% for Class C shares, 1.95% for Class K shares, and 1.05% for Class Y shares. This expense limitation will continue through April 30, 2017 and cannot be terminated by RS Investments prior to that date without the action or consent of the Acquired Fund's Board of Trustees.

(4)  "Other Expenses" reflect estimated expenses that the Acquiring Fund expects to bear in the current fiscal year, which may differ from the "Other Expenses" of the Acquired Fund.

(5)  Victory Capital has contractually agreed to waive its management fee and/or reimburse expenses for at least two years following the closing of the Reorganization so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding acquired fund fees and expenses and certain other items such as interest, taxes and brokerage commissions) do not exceed 1.33%, 2.07%, 1.95% and 1.05% of the Fund's Class A, Class C, Class R and Class Y shares, respectively. Victory Capital is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement. This agreement may only be terminated by the Acquiring Fund's Board of Trustees.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such period (unless otherwise indicated). These examples also assume that your investment earns a 5% return each year and that each Fund's operating expenses remain the same as shown above. These examples reflect the contractual expense limitation agreement applicable to the Acquired Fund for one year and the Acquiring Fund for two years. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
RS Investors Fund (Current) (Acquired Fund)
Class A	$604	$913	$1,243	$2,176
Class C
Assuming redemption at end of period	$310	$694	$1,205	$2,609
Assuming no redemption	$210	$694	$1,205	$2,609
Class K	$193	$597	$1,026	$2,222
Class Y	$107	$368	$650	$1,452

	1 year	3 years	5 years	10 years
Victory RS Investors Fund (Current and Pro Forma) (Acquiring Fund)
Class A	$703	$989	$1,312	$2,226
Class C
Assuming redemption at end of period	$310	$670	$1,178	$2,573
Assuming no redemption	$210	$670	$1,178	$2,573
Class R	$192	$594	$1,021	$2,212
Class Y	$107	$349	$627	$1,418

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the fund's performance. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have portfolio turnover rates similar to those of the Acquired Fund. During the fiscal year ended December 31, 2015, the Acquired Fund's portfolio turnover rate was 50% of the average value of the Fund's portfolio.

Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks

Each Fund's investment objective is to seek long-term capital appreciation.

Subsequent to the Reorganization, the Acquiring Fund, like the Acquired Fund, will invest in equity securities that the Acquiring Fund's investment management team believes are undervalued. The Acquired Fund's policy to invest at least 80% of its net assets in certain investments may not be changed without 60 days' prior written notice to shareholders. The Acquiring Fund will typically invest most of its assets in equity securities of small-, mid-, or large-capitalization companies. The Acquiring Fund typically invests most of its assets in equity securities of U.S. companies but may also invest any portion of its assets in foreign securities.

Although the Acquired Fund is a "diversified" investment company under the 1940 Act, as discussed in the proposal below, shareholders of the Acquired Fund are being asked to approve the adoption of a fundamental investment policy to operate the Acquiring Fund as "non-diversified" under the 1940 Act. If shareholders approve the proposed fundamental investment policy, the Acquiring Fund may invest a larger portion of its assets in smaller number of issuers. Investment in a smaller number of issuers could make the Acquiring Fund more susceptible to economic or credit risks than a diversified fund. The Acquiring Fund will likely hold a more limited number of securities than many other mutual funds. The Acquiring Fund's investment management team currently expects that the Acquiring Fund typically will hold between 15 and 30 securities positions if shareholders approve the proposed fundamental policy to operate the Acquiring Fund as non-diversified. If the

Acquiring Fund is operated as a diversified fund, it is expected that the Acquiring Fund typically will hold between 20 and 30 securities positions. The Acquiring Fund may at times, but will not necessarily, hold a substantial portion of its assets in cash and cash equivalents.

Subsequent to the Reorganization, Victory Capital expects to employ the same investment management team, which will continue to implement the same strategy as it pursued for the Acquired Fund by:

•  conducting fundamental research to identify companies with improving returns on invested capital;

•  seeking to identify the primary economic and value drivers for each company;

•  focusing research on a company's capital deployment strategy, including decisions about capital expenditures, acquisitions, cost-saving initiatives, and share repurchase/dividend plans in seeking to understand how returns on invested capital may improve over time;

•  considering valuation as an important part of the investment process; and

•  seeking to invest in companies based on the investment management team's assessment of risk (the possibility of permanent capital impairment) and its assessment of reward (the future value of the enterprise).

Since there will be no changes to the principal investment strategies (other than, if approved by shareholders of the Acquired Fund, the Acquiring Fund's operation as a "non-diversified" fund) followed by the Acquiring Fund subsequent to the Reorganization, the principal investment risks of an investment in the Fund will continue to include:

•  Equity Securities Risk

•  Investment Style Risk

•  Small and Mid-sized Companies Risk

•  Overweighting Risk

•  Underweighting Risk

•  Foreign Securities Risk

•  Portfolio Turnover Risk

•  Cash Position Risk

•  Liquidity Risk

•  Focused Investment Risk

If shareholders approve the Acquiring Fund's proposed fundamental investment policy to operate as a "non-diversified" fund, the principal investment risks of an investment in the Fund will also include "Non-Diversification Risk," whereas the

Acquired Fund is subject to "Limited Portfolio Risk." Non-Diversification Risk typically involves a greater risk that a Fund will be subject to economic or credit risks than Limited Portfolio Risk because the Fund may concentrate its investments in the securities of fewer issuers.

See Exhibit C below for a detailed description of each of these risks.

Comparison of Investment Management Team

Both the Acquired Fund and the Acquiring Fund share the same investment management team. See Exhibit D for information about the members of the Acquiring Fund's investment management team.

10. Reorganization of RS Large Cap Alpha Fund into Victory RS Large Cap Alpha Fund

Comparison of Current and Pro Forma Expenses Shareholder Fees (fees paid directly from your investment)
RS Large Cap Alpha Fund (Current) (Acquired Fund)
	Class A	Class C		Class K	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	None(1)	1.00	%(2)	None	None
Victory RS Large Cap Alpha Fund (Current and Pro Forma) (Acquiring Fund)
	Class A	Class C		Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None		None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of net asset value at the time of your purchase or redemption, whichever is lower)	None(1)	1.00	%(2)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
RS Large Cap Alpha Fund (Current) (Acquired Fund)
	Class A	Class C		Class K	Class Y
Management Fees	0.50%	0.50%		0.50%	0.50%
Distribution (12b-1) Fees	0.25%	1.00%		0.65%	N/A
Other Expenses	0.14%	0.19%		0.11%	0.18%
Total Annual Fund Operating Expenses	0.89%	1.69%		1.26%	0.68%
Victory RS Large Cap Alpha Fund (Current and Pro Forma) (Acquiring Fund)
	Class A	Class C		Class R	Class Y
Management Fees	0.50%	0.50%		0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%		0.50%	N/A
Other Expenses(3)	0.13%	0.18%		0.28%	0.17%
Total Annual Fund Operating Expenses(4)	0.88%	1.68%		1.28%	0.67%
Fee Waiver/Expense Reimbursement(4)	0.00%	0.00%		-0.02%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(4)	0.88%	1.68%		1.26%	0.67%

(1)  A deferred sales load of 1.00% applies to purchases of $1 million or more of Class A shares of the Acquired Fund if these shares are sold within 18 months of purchase. A deferred sales charge of 0.75% may be imposed on Class A shares of the Acquiring Fund with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase.

(2)  Deferred sales load applies for shares sold within one year of purchase.

(3)  "Other Expenses" reflect estimated expenses that the Acquiring Fund expects to bear in the current fiscal year, which may differ from the "Other Expenses" of the Acquired Fund.

(4)  Victory Capital has contractually agreed to waive its management fee and/or reimburse expenses for at least two years following the closing of the Reorganization so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding acquired fund fees and expenses and certain other items such as interest, taxes and brokerage commissions) do not exceed 0.89%, 1.69%, 1.26% and 0.68% of the Fund's Class A, Class C, Class R and Class Y shares, respectively. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement. This agreement may only be terminated by the Acquiring Fund's Board of Trustees.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such period (unless otherwise indicated). These examples also assume that your investment earns a 5% return each year and that each Fund's operating expenses remain the same as shown above. These examples reflect the contractual expense limitation agreement applicable to the Acquiring Fund for two years. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
RS Large Cap Alpha Fund (Current) (Acquired Fund)
Class A	$562	$745	$945	$1,519
Class C
Assuming redemption at end of period	$272	$533	$918	$1,998
Assuming no redemption	$172	$533	$918	$1,998
Class K	$128	$400	$692	$1,523
Class Y	$69	$218	$379	$847

	1 year	3 years	5 years	10 years
Victory RS Large Cap Alpha Fund (Current and Pro Forma) (Acquiring Fund)
Class A	$660	$840	$1,035	$1,597
Class C
Assuming redemption at end of period	$271	$530	$913	$1,987
Assuming no redemption	$171	$530	$913	$1,987
Class R	$128	$402	$698	$1,542
Class Y	$68	$214	$373	$835

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the fund's performance. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have portfolio turnover rates similar to those of the Acquired Fund. During the fiscal year ended December 31, 2015, the Acquired Fund's portfolio turnover rate was 39% of the average value of the Fund's portfolio.

Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks

Each Fund's investment objective is to seek long-term capital appreciation.

Subsequent to the Reorganization, the Acquiring Fund, like the Acquired Fund, will normally invest at least 80% of its net assets in companies considered by the Acquiring Fund's investment management team to be (at the time of purchase) large-capitalization companies. The Acquired Fund's policy to invest at least 80% of its net assets in certain investments may not be changed without 60 days' prior written notice to shareholders. For purposes of this investment strategy, a company is considered to be large-capitalization if its market capitalization is at least $5 billion. The Acquiring Fund may at times, but will not necessarily, hold a substantial portion of its assets in cash and cash equivalents. The Acquiring Fund will typically invest principally in equity securities. The Acquiring Fund typically invests most of its assets in equity securities of U.S. companies but may also invest any portion of its assets in foreign securities.

Subsequent to the Reorganization, Victory Capital expects to employ the same investment management team, which will continue to implement the same strategy as it pursued for the Acquired Fund by:

•  holding between 35 and 50 securities positions;

•  conducting fundamental research to identify companies with improving returns on invested capital;

•  seeking to identify the primary economic and value drivers for each company;

•  focusing research on a company's capital deployment strategy, including decisions about capital expenditures, acquisitions, cost-saving initiatives, and share repurchase/dividend plans in seeking to understand how returns on invested capital may improve over time;

•  considering valuation as an important part of the investment process; and

•  seeking to invest in companies based on the investment management team's assessment of risk (the possibility of permanent capital impairment) and its assessment of reward (the future value of the enterprise).

Since there will be no changes to the principal investment strategies followed by the Acquiring Fund subsequent to the Reorganization, the principal investment risks of an investment in the Fund will continue to include:

•  Equity Securities Risk

•  Investment Style Risk

•  Overweighting Risk

•  Underweighting Risk

•  Foreign Securities Risk

•  Cash Position Risk

•  Limited Portfolio Risk

•  Mid-sized Companies Risk

•  Focused Investment Risk

See Exhibit C below for a detailed description of each of these risks.

Comparison of Investment Management Team

Both the Acquired Fund and the Acquiring Fund share the same investment management team. See Exhibit D for information about the members of the Acquiring Fund's investment management team.

11. Reorganization of RS Partners Fund into Victory RS Partners Fund

Comparison of Current and Pro Forma Expenses Shareholder Fees (fees paid directly from your investment)
RS Partners Fund (Current) (Acquired Fund)
	Class A	Class K	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	None(1)	None	None
Victory RS Partners Fund (Current and Pro Forma) (Acquiring Fund)
	Class A	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of net asset value at the time of your purchase or redemption, whichever is lower)	None(1)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
RS Partners Fund (Current) (Acquired Fund)
	Class A	Class K	Class Y
Management Fees	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	0.65%	N/A
Other Expenses	0.17%	0.16%	0.18%
Total Annual Fund Operating Expenses(2)	1.42%	1.81%	1.18%
Fee Waiver/Expense Reimbursement(2)	0.00%	0.00%	-0.06%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(2)	1.42%	1.81%	1.12%
Victory RS Partners Fund (Current and Pro Forma) (Acquiring Fund)
	Class A	Class R	Class Y
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	0.50%	N/A
Other Expenses(3)	0.16%	0.35%	0.17%
Total Annual Fund Operating Expenses(4)	1.41%	1.85%	1.17%
Fee Waiver/Expense Reimbursement(4)	0.00%	-0.04%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(4)	1.41%	1.81%	1.12%

(1)  A deferred sales load of 1.00% applies to purchases of $1 million or more of Class A shares of the Acquired Fund if these shares are sold within 18 months of purchase. A deferred sales charge of 0.75% may be imposed on Class A shares of the Acquiring Fund with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase.

(2)  RS Investments has contractually agreed to pay or reimburse the Fund's expenses (excluding expenses indirectly incurred by the Fund through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses), to the extent necessary to limit Total Annual Fund Operating Expenses to 1.45% for Class A shares, 1.81% for Class K shares, and 1.12% for Class Y shares. This expense limitation will continue through April 30, 2017 and cannot be terminated by RS Investments prior to that date without the action or consent of the Acquired Fund's Board of Trustees.

(3)  "Other Expenses" reflect estimated expenses that the Acquiring Fund expects to bear in the current fiscal year, which may differ from the "Other Expenses" of the Acquired Fund.

(4)  Victory Capital has contractually agreed to waive its management fee and/or reimburse expenses for at least two years following the closing of the Reorganization so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding acquired fund fees and expenses and certain other items such as interest, taxes and brokerage commissions) do not exceed 1.45%, 1.81%, and 1.12% of the Fund's Class A, Class R and Class Y shares, respectively. Victory Capital is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement. This agreement may only be terminated by the Acquiring Fund's Board of Trustees.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such period (unless otherwise indicated) , whether or not you redeem at the end of such periods. These examples also assume that your investment earns a 5% return each year and that each Fund's operating expenses remain the same as shown above. These examples reflect the contractual expense limitation agreement applicable to the Acquired Fund for one year and the Acquiring Fund for two years. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
RS Partners Fund (Current) (Acquired Fund)
Class A	$613	$903	$1,214	$2,096
Class K	$184	$569	$980	$2,127
Class Y	$114	$369	$643	$1,426
Victory RS Partners Fund (Current and Pro Forma) (Acquiring Fund)
Class A	$710	$996	$1,302	$2,169
Class R	$184	$574	$993	$2,162
Class Y	$114	$361	$634	$1,411

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the fund's performance. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have portfolio turnover rates similar to those of the Acquired Fund. During the fiscal year ended December 31, 2015, the Acquired Fund's portfolio turnover rate was 42% of the average value of the Fund's portfolio.

Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks

Each Fund's investment objective is to seek long-term capital appreciation.

Subsequent to the Reorganization, the Acquiring Fund, like the Acquired Fund, will invest principally in equity securities of small-capitalization companies. For purposes of this investment strategy, a company is considered to be small-capitalization if its market capitalization (at the time of purchase) does not exceed $3 billion or 120% of the market capitalization of the largest company included in the Russell 2000® Index on the last day of the most recent quarter, whichever is greater. The Acquiring Fund typically invests most of its assets in equity securities of U.S. companies but may also invest any portion of its assets in foreign securities. The Acquiring Fund's investment management team currently expects that the Acquiring Fund typically will hold between 40 and 65 securities positions. The Acquiring Fund may at times, but will not necessarily, hold a substantial portion of its assets in cash and cash equivalents.

Subsequent to the Reorganization, Victory Capital expects to employ the same investment management team, which will continue to implement the same strategy as it pursued for the Acquired Fund by:

•  conducting fundamental research to identify companies with improving returns on invested capital;

•  seeking to identify the primary economic and value drivers for each company;

•  focusing research on a company's capital deployment strategy, including decisions about capital expenditures, acquisitions, cost-saving initiatives, and share repurchase/dividend plans in seeking to understand how returns on invested capital may improve over time;

•  considering valuation as an important part of the investment process; and

•  seeking to invest in companies based on the investment management team's assessment of risk (the possibility of permanent capital impairment) and its assessment of reward (the future value of the enterprise).

Since there will be no changes to the principal investment strategies followed by the Acquiring Fund subsequent to the Reorganization, the principal investment risks of an investment in the Fund will continue to include:

•  Equity Securities Risk

•  Investment Style Risk

•  Small and Mid-sized Companies Risk

•  Overweighting Risk

•  Underweighting Risk

•  Limited Portfolio Risk

•  Foreign Securities Risk

•  Cash Position Risk

•  Liquidity Risk

•  Focused Investment Risk

See Exhibit C below for a detailed description of each of these risks.

Comparison of Investment Management Team

Both the Acquired Fund and the Acquiring Fund share the same investment management team. See Exhibit D for information about the members of the Acquiring Fund's investment management team.

12. Reorganization of RS Value Fund into Victory RS Value Fund

Comparison of Current and Pro Forma Expenses Shareholder Fees (fees paid directly from your investment)
RS Value Fund (Current) (Acquired Fund)
	Class A	Class C		Class K	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	None(1)	1.00	%(2)	None	None
Victory RS Value Fund (Current and Pro Forma) (Acquiring Fund)
	Class A	Class C		Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None		None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of net asset value at the time of your purchase or redemption, whichever is lower)	None(1)	1.00	%(2)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
RS Value Fund (Current) (Acquired Fund)
	Class A	Class C		Class K	Class Y
Management Fees	0.85%	0.85%		0.85%	0.85%
Distribution (12b-1) Fees	0.25%	1.00%		0.65%	N/A
Other Expenses	0.16%	0.19%		0.15%	0.26%
Total Annual Fund Operating Expenses(3)	1.26%	2.04%		1.65%	1.11%
Fee Waiver/Expense Reimbursement(3)	0.00%	0.00%		0.00%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(3)	1.26%	2.04%		1.65%	1.06%
Victory RS Value Fund (Current and Pro Forma) (Acquiring Fund)
	Class A	Class C		Class R	Class Y
Management Fees	0.85%	0.85%		0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%		0.50%	N/A
Other Expenses(4)	0.15%	0.18%		0.23%	0.25%
Total Annual Fund Operating Expenses(5)	1.25%	2.03%		1.58%	1.10%
Fee Waiver/Expense Reimbursement(5)	0.00%	0.00%		0.00%	-0.04%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(5)	1.25%	2.03%		1.58%	1.06%

(1)  A deferred sales load of 1.00% applies to purchases of $1 million or more of Class A shares of the Acquired Fund if these shares are sold within 18 months of purchase. A deferred sales charge of 0.75% may be imposed on Class A shares of the Acquiring Fund with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase.

(2)  Deferred sales load applies for shares sold within one year of purchase.

(3)  RS Investments has contractually agreed to pay or reimburse the Fund's expenses (excluding expenses indirectly incurred by the Fund through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses), to the extent necessary to limit Total Annual Fund Operating Expenses to 1.30% for Class A shares, 2.07% for Class C shares, 1.69% for Class K shares, and 1.06% for Class Y shares. This expense limitation will continue through April 30, 2017 and cannot be terminated by RS Investments prior to that date without the action or consent of the Acquired Fund's Board of Trustees.

(4)  "Other Expenses" reflect estimated expenses that the Acquiring Fund expects to bear in the current fiscal year, which may differ from the "Other Expenses" of the Acquired Fund.

(5)  Victory Capital has contractually agreed to waive its management fee and/or reimburse expenses for at least two years following the closing of the Reorganization so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding acquired fund fees and expenses and certain other items such as interest, taxes and brokerage commissions) do not exceed 1.30%, 2.07%, 1.69% and 1.06% of the Fund's Class A, Class C, Class R and Class Y shares, respectively. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement. This agreement may only be terminated by the Acquiring Fund's Board of Trustees.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such period (unless otherwise indicated). These examples also assume that your investment earns a 5% return each year and that each Fund's operating expenses remain the same as shown above. These examples reflect the contractual expense limitation agreement applicable to the Acquired Fund for one year and the Acquiring Fund for two years. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
RS Value Fund (Current) (Acquired Fund)
Class A	$597	$856	$1,134	$1,925
Class C
Assuming redemption at end of period	$307	$640	$1,098	$2,369
Assuming no redemption	$207	$640	$1,098	$2,369
Class K	$168	$520	$897	$1,955
Class Y	$108	$348	$607	$1,347

	1 year	3 years	5 years	10 years
Victory RS Value Fund (Current and Pro Forma) (Acquiring Fund)
Class A	$695	$949	$1,222	$1,999
Class C
Assuming redemption at end of period	$306	$637	$1,093	$2,358
Assuming no redemption	$206	$637	$1,093	$2,358
Class R	$161	$499	$860	$1,878
Class Y	$108	$342	$598	$1,333

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the fund's performance. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have portfolio turnover rates similar to those of the Acquired Fund. During the fiscal year ended December 31, 2015, the Acquired Fund's portfolio turnover rate was 55% of the average value of the Fund's portfolio.

Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks

Each Fund's investment objective is to seek long-term capital appreciation.

Subsequent to the Reorganization, the Acquiring Fund, like the Acquired Fund, will invest principally in equity securities that the Acquiring Fund's investment management team believes are undervalued, of companies with market capitalizations between $1 billion and 120% of the market capitalization of the largest company included in the Russell Midcap® Index on the last day of the most recent quarter. The Acquiring Fund typically invests most of its assets in equity securities of U.S. companies but may also invest any portion of its assets in foreign securities. The Acquiring Fund's investment management team currently expects that the Acquiring Fund typically will hold between 40 and 60 securities positions. The Acquiring Fund may at times, but will not necessarily, hold a substantial portion of its assets in cash and cash equivalents.

Subsequent to the Reorganization, Victory Capital expects to employ the same investment management team, which will continue to implement the same strategy as it pursued for the Acquired Fund by:

•  conducting fundamental research in seeking to identify companies with improving returns on invested capital;

•  seeking to identify the primary economic and value drivers for each company;

•  focusing research on a company's capital deployment strategy, including decisions about capital expenditures, acquisitions, cost-saving initiatives, and share repurchase/dividend plans, in seeking to understand how returns on invested capital may improve over time;

•  considering valuation as an important part of the investment process; and

•  seeking to invest in companies based on the investment management team's assessment of risk (the possibility of permanent capital impairment) and its assessment of reward (the future value of the enterprise).

Since there will be no changes to the principal investment strategies followed by the Acquiring Fund subsequent to the Reorganization, the principal investment risks of an investment in the Fund will continue to include:

•  Equity Securities Risk

•  Investment Style Risk

•  Small and Mid-sized Companies Risk

•  Overweighting Risk

•  Underweighting Risk

•  Foreign Securities Risk

•  Cash Position Risk

•  Liquidity Risk

•  Limited Portfolio Risk

•  Focused Investment Risk

See Exhibit C below for a detailed description of each of these risks.

Comparison of Investment Management Team

Both the Acquired Fund and the Acquiring Fund share the same investment management team. See Exhibit D for information about the members of the Acquiring Fund's investment management team.

13. Reorganization of RS Global Fund into Victory RS Global Fund

Comparison of Current and Pro Forma Expenses Shareholder Fees (fees paid directly from your investment)
RS Global Fund (Current) (Acquired Fund)
	Class A	Class C		Class K	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	None(1)	1.00	%(2)	None	None
Victory RS Global Fund (Current and Pro Forma) (Acquiring Fund)
	Class A	Class C		Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None		None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of net asset value at the time of your purchase or redemption, whichever is lower)	None(1)	1.00	%(2)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
RS Global Fund (Current) (Acquired Fund)
	Class A	Class C		Class K	Class Y
Management Fees	0.80%	0.80%		0.80%	0.80%
Distribution (12b-1) Fees	0.25%	1.00%		0.65%	N/A
Other Expenses(3)	0.53%	0.59%		0.56%	0.57%
Total Annual Fund Operating Expenses(4)	1.58%	2.39%		2.01%	1.37%
Fee Waiver/Expense Reimbursement(4)	-0.17%	-0.21%		-0.19%	-0.27%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(4)	1.41%	2.18%		1.82%	1.10%
Victory RS Global Fund (Current and Pro Forma) (Acquiring Fund)
	Class A	Class C		Class R	Class Y
Management Fees	0.80%	0.80%		0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%		0.50%	N/A
Other Expenses(5)	0.49%	0.54%		0.51%	0.52%
Total Annual Fund Operating Expenses(6)	1.54%	2.34%		1.81%	1.32%
Fee Waiver/Expense Reimbursement(6)	-0.13%	-0.16%		0.00%	-0.22%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(6)	1.41%	2.18%		1.81%	1.10%

(1)  A deferred sales load of 1.00% applies to purchases of $1 million or more of Class A shares of the Acquired Fund if these shares are sold within 18 months of purchase. A deferred sales charge of 0.75% may be imposed on Class A shares of the Acquiring Fund with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase.

(2)  Deferred sales load applies for shares sold within one year of purchase.

(3)  "Other Expenses" include expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles of 0.01% or less of the Fund's average daily net assets for the fiscal year ended December 31, 2015.

(4)  RS Investments has contractually agreed to pay or reimburse the Fund's expenses (excluding expenses indirectly incurred by the Fund through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses), to the extent necessary to limit Total Annual Fund Operating Expenses to 1.40% for Class A shares, 2.17% for Class C shares, 1.81% for Class K shares, and 1.09% for Class Y shares. This expense limitation will continue through April 30, 2017 and cannot be terminated by RS Investments prior to that date without the action or consent of the Acquired Fund's Board of Trustees.

(5)  "Other Expenses" reflect estimated expenses that the Acquiring Fund expects to bear in the current fiscal year, which may differ from the "Other Expenses" of the Acquired Fund. "Other Expenses" include expenses expected to be incurred indirectly by the Fund through investments in certain pooled investment vehicles of 0.01% or less of the Fund's average daily net assets.

(6)  Victory Capital has contractually agreed to waive its management fee and/or reimburse expenses for at least two years following the closing of the Reorganization so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding acquired fund fees and expenses and certain other items such as interest, taxes and brokerage commissions) do not exceed 1.40%, 2.17%, 1.81% and 1.09% of the Fund's Class A, Class C, Class R and Class Y shares, respectively. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement. This agreement may only be terminated by the Acquiring Fund's Board of Trustees.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such period (unless otherwise indicated). These examples also assume that your investment earns a 5% return each year and that each Fund's operating expenses remain the same as shown above. These examples reflect the contractual expense limitation agreement applicable to the Acquired Fund for one year and the Acquiring

Fund for two years. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
RS Global Fund (Current) (Acquired Fund)
Class A	$612	$934	$1,279	$2,250
Class C
Assuming redemption at end of period	$321	$725	$1,256	$2,710
Assuming no redemption	$221	$725	$1,256	$2,710
Class K	$185	$612	$1,065	$2,322
Class Y	$112	$407	$724	$1,622
Victory RS Global Fund (Current and Pro Forma) (Acquiring Fund)
Class A	$710	$1,009	$1,342	$2,282
Class C
Assuming redemption at end of period	$321	$699	$1,220	$2,650
Assuming no redemption	$221	$699	$1,220	$2,650
Class R	$184	$569	$980	$2,126
Class Y	$112	$374	$680	$1,550

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the fund's performance. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have portfolio turnover rates similar to those of the Acquired Fund. During the fiscal year ended December 31, 2015, the Acquired Fund's portfolio turnover rate was 90% of the average value of the Fund's portfolio.

Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks

Each Fund's investment objective is to seek long-term capital appreciation.

Subsequent to the Reorganization, the Acquiring Fund, like the Acquired Fund, will invest at least 80% of the value of its net assets in common stocks, preferred stocks, and other securities convertible into common or preferred stock of publicly traded companies wherever they may be in the world. The Acquired Fund's policy to invest at least 80% of its net assets in certain investments may not be changed without 60 days' prior written notice to shareholders. The Acquiring Fund may invest in companies of any size. The Acquiring Fund expects that substantially all of the securities held by the Acquiring Fund will be listed on at least one securities exchange.

Under normal circumstances, the Acquiring Fund will invest in companies located in at least three different countries including the United States. The Acquiring Fund will normally invest 40% of more of its total assets in securities of non-U.S. companies. The Acquiring Fund may invest any portion of its assets in companies located in emerging markets.

The Acquiring Fund will not typically seek to hedge its foreign currency exposure (arising from investments denominated in foreign currencies) relative to the U.S. dollar, although the Acquiring Fund may engage in foreign currency exchange contracts to take advantage of changes in currency exchange rates anticipated by the Acquiring Fund's investment management team. The Acquiring Fund may also invest in foreign issuers through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or similar investment vehicles.

Subsequent to the Reorganization, Victory Capital expects to employ the same investment management team, which will continue to implement the same strategy as it pursued for the Acquired Fund by:

•  employing both fundamental analysis and a data-driven approach in seeking to identify companies across the market capitalization spectrum that it believes can sustain long-term growth;

•  considering valuation as an integral part of the investment process;

•  seeking to identify companies that it believes possess strong earnings quality, operational efficiency, sound management, favorable growth characteristics, attractive valuations, and that enjoy favorable market sentiment; and

•  monitoring macroeconomic and political trends, as well as risk exposures, as part of the overall investment process.

Since there will be no changes to the principal investment strategies followed by the Acquiring Fund subsequent to the Reorganization, the principal investment risks of an investment in the Fund will continue to include:

•  Equity Securities Risk

•  Foreign Securities Risk

•  Currency Risk

•  Emerging Market Risk

•  Small Companies Risk

•  Liquidity Risk

•  Cash Position Risk

•  Overweighting Risk

•  Underweighting Risk

•  Portfolio Turnover Risk

See Exhibit C below for a detailed description of each of these risks.

Comparison of Investment Management Team

Both the Acquired Fund and the Acquiring Fund share the same investment management team. See Exhibit D for information about the members of the Acquiring Fund's investment management team.

14. Reorganization of RS International Fund into Victory RS
International Fund

Comparison of Current and Pro Forma Expenses Shareholder Fees (fees paid directly from your investment)
RS International Fund (Current) (Acquired Fund)
	Class A	Class C		Class K	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	None(1)	1.00	%(2)	None	None
Victory RS International Fund (Current and Pro Forma) (Acquiring Fund)
	Class A	Class C		Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None		None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of net asset value at the time of your purchase or redemption, whichever is lower)	None(1)	1.00	%(2)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
RS International Fund (Current) (Acquired Fund)
	Class A	Class C		Class K	Class Y
Management Fees	0.80%	0.80%		0.80%	0.80%
Distribution (12b-1) Fees	0.25%	1.00%		0.65%	N/A
Other Expenses(3)	0.84%	1.02%		0.83%	0.95%
Total Annual Fund Operating Expenses(4)	1.89%	2.82%		2.28%	1.75%
Fee Waiver/Expense Reimbursement(4)	-0.49%	-0.67%		-0.48%	-0.60%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(4)	1.40%	2.15%		1.80%	1.15%
Victory RS International Fund (Current and Pro Forma) (Acquiring Fund)
	Class A	Class C		Class R	Class Y
Management Fees	0.80%	0.80%		0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%		0.50%	N/A
Other Expenses(5)	0.77%	0.95%		0.96%	0.89%
Total Annual Fund Operating Expenses(6)	1.82%	2.75%		2.26%	1.69%
Fee Waiver/Expense Reimbursement(6)	-0.42%	-0.60%		-0.46%	-0.54%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(6)	1.40%	2.15%		1.80%	1.15%

(1)  A deferred sales load of 1.00% applies to purchases of $1 million or more of Class A shares of the Acquired Fund if these shares are sold within 18 months of purchase. A deferred sales charge of 0.75% may be imposed on Class A shares of the Acquiring Fund with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase.

(2)  Deferred sales load applies for shares sold within one year of purchase.

(3)  "Other Expenses" include expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles of 0.01% or less of the Fund's average daily net assets for the fiscal year ended December 31, 2015.

(4)  RS Investments has contractually agreed to pay or reimburse the Fund's expenses (excluding expenses indirectly incurred by the Fund through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses), to the extent necessary to limit Total Annual Fund Operating Expenses to 1.40% for Class A shares, 2.15% for Class C shares, 1.80% for Class K shares, and 1.15% for Class Y shares. This expense limitation will continue through April 30, 2017 and cannot be terminated by RS Investments prior to that date without the action or consent of the Acquired Fund's Board of Trustees.

(5)  "Other Expenses" reflect estimated expenses that the Acquiring Fund expects to bear in the current fiscal year, which may differ from the "Other Expenses" of the Acquired Fund. "Other Expenses" include expenses expected to be incurred indirectly by the Fund through investments in certain pooled investment vehicles of 0.01% or less of the Fund's average daily net assets.

(6)  Victory Capital has contractually agreed to waive its management fee and/or reimburse expenses for at least two years following the closing of the Reorganization so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding acquired fund fees and expenses and certain other items such as interest, taxes and brokerage commissions) do not exceed 1.40%, 2.15%, 1.80% and 1.15% of the Fund's Class A, Class C, Class R and Class Y shares, respectively. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement. This agreement may only be terminated by the Acquiring Fund's Board of Trustees.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such period (unless otherwise indicated). These examples also assume that your investment earns a 5% return each year and that each Fund's operating expenses remain the same as shown above. These examples reflect the contractual expense limitation agreement applicable to the Acquired Fund for one year and the Acquiring

Fund for two years. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
RS International Fund (Current) (Acquired Fund)
Class A	$611	$997	$1,407	$2,548
Class C
Assuming redemption at end of period	$319	$812	$1,432	$3,103
Assuming no redemption	$219	$812	$1,432	$3,103
Class K	$183	$668	$1,179	$2,583
Class Y	$118	$494	$895	$2,017
Victory RS International Fund (Current and Pro Forma) (Acquiring Fund)
Class A	$710	$1,037	$1,430	$2,527
Class C
Assuming redemption at end of period	$319	$738	$1,347	$2,994
Assuming no redemption	$219	$738	$1,347	$2,994
Class R	$183	$617	$1,126	$2,526
Class Y	$118	$426	$816	$1,910

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the fund's performance. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have portfolio turnover rates similar to those of the Acquired Fund. During the fiscal year ended December 31, 2015, the Acquired Fund's portfolio turnover rate was 117% of the average value of the Fund's portfolio.

Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks

Each Fund's investment objective is to seek long-term capital appreciation.

Subsequent to the Reorganization, the Acquiring Fund, like the Acquired Fund, will normally invest at least 80% of the value of the Acquiring Fund's net assets in common stocks and convertible securities issued by (i) companies organized, domiciled, or with a principal office outside of the United States, (ii) companies which primarily trade in a market located outside of the United States, or (iii) companies which do a substantial amount of business outside of the United States. For purposes of this investment strategy, a company is considered to do a substantial amount of business outside of the United States if the company derives at least 50% of its revenue or profits from business outside the United States or has at least 50% of its sales or assets outside the United States. The Acquired Fund's policy to invest at least 80% of its net assets in certain investments may not be changed without 60 days' prior written notice to shareholders.

The Acquiring Fund does not usually focus its investments in a particular industry or country. A significant part of the Acquiring Fund's assets will normally be divided among continental Europe, the United Kingdom, Japan, and Asia/Pacific region (including Australia and New Zealand). However, there are no limitations on how much money the Acquiring Fund can invest in any one country. The Acquiring Fund may invest up to 20% (measured at the time of purchase) of its total assets in countries in emerging markets when the Acquiring Fund's investment management team believes it would be appropriate to do so. The Acquiring Fund may also invest in foreign issuers through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or similar investment vehicles.

As a result of its investment strategy, the Acquiring Fund may experience annual portfolio turnover in excess of 100%.

Subsequent to the Reorganization, Victory Capital expects to employ the same investment management team, which will continue to implement the same strategy as it pursued for the Acquired Fund by:

•  employing both fundamental analysis and a data-driven approach in seeking to identify companies across the market capitalization spectrum that it believes can sustain long-term growth;

•  considering valuation as an integral part of the investment process;

•  seeking to identify companies that it believes possess strong earnings quality, operational efficiency, sound management, favorable growth characteristics, attractive valuations, and that enjoy favorable market sentiment; and

•  monitoring macroeconomic and political trends, as well as risk exposures, as part of the overall investment process.

Since there will be no changes to the principal investment strategies followed by the Acquiring Fund subsequent to the Reorganization, the principal investment risks of an investment in the Fund will continue to include:

•  Equity Securities Risk

•  Foreign Securities Risk

•  Currency Risk

•  Small Companies Risk

•  Emerging Market Risk

•  Liquidity Risk

•  Cash Position Risk

•  Overweighting Risk

•  Underweighting Risk

•  Portfolio Turnover Risk

See Exhibit C below for a detailed description of each of these risks.

Comparison of Investment Management Team

Both the Acquired Fund and the Acquiring Fund share the same investment management team. See Exhibit D for information about the members of the Acquiring Fund's investment management team.

15. Reorganization of RS China Fund into Victory RS China Fund

Comparison of Current and Pro Forma Expenses Shareholder Fees (fees paid directly from your investment)
RS China Fund (Current) (Acquired Fund)
	Class A	Class C		Class K	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	None(1)	1.00	%(2)	None	None
Victory RS China Fund (Current and Pro Forma) (Acquiring Fund)
	Class A	Class C		Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None		None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of net asset value at the time of your purchase or redemption, whichever is lower)	None(1)	1.00	%(2)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
RS China Fund (Current) (Acquired Fund)
	Class A	Class C		Class K	Class Y
Management Fees	1.10%	1.10%		1.10%	1.10%
Distribution (12b-1) Fees	0.25%	1.00%		0.65%	N/A
Other Expenses	0.67%	0.65%		0.64%	0.63%
Acquired Fund Fees and Expenses(3)	0.07%	0.07%		0.07%	0.07%
Total Annual Fund Operating Expenses(4)	2.09%	2.82%		2.46%	1.80%
Fee Waiver/Expense Reimbursement(4)	-0.27%	-0.25%		-0.25%	-0.31%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(4)	1.82%	2.57%		2.21%	1.49%

Victory RS China Fund (Current and Pro Forma) (Acquiring Fund)
	Class A	Class C	Class R	Class Y
Management Fees	1.10%	1.10%	1.10%	1.10%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	N/A
Other Expenses(5)	0.61%	0.59%	0.57%	0.57%
Acquired Fund Fees and Expenses(3)	0.07%	0.07%	0.07%	0.07%
Total Annual Fund Operating Expenses(6)	2.03%	2.76%	2.24%	1.74%
Fee Waiver/Expense Reimbursement(6)	-0.21%	-0.19%	-0.03%	-0.25%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(6)	1.82%	2.57%	2.21%	1.49%

(1)  A deferred sales load of 1.00% applies to purchases of $1 million or more of Class A shares of the Acquired Fund if these shares are sold within 18 months of purchase. A deferred sales charge of 0.75% may be imposed on Class A shares of the Acquiring Fund with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase.

(2)  Deferred sales load applies for shares sold within one year of purchase.

(3)  The amounts indicated are expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles for the fiscal year ended December 31, 2015.

(4)  RS Investments has contractually agreed to pay or reimburse the Fund's expenses (excluding expenses indirectly incurred by the Fund through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses), to the extent necessary to limit Total Annual Fund Operating Expenses to 1.75% for Class A shares, 2.50% for Class C shares, 2.14% for Class K shares, and 1.42% for Class Y shares. This expense limitation will continue through April 30, 2017 and cannot be terminated by RS Investments prior to that date without the action or consent of the Acquired Fund's Board of Trustees.

(5)  "Other Expenses" reflect estimated expenses that the Acquiring Fund expects to bear in the current fiscal year, which may differ from the "Other Expenses" of the Acquired Fund.

(6)  Victory Capital has contractually agreed to waive its management fee and/or reimburse expenses for at least two years following the closing of the Reorganization so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding acquired fund fees and expenses and certain other items such as interest, taxes and brokerage commissions) do not exceed 1.75%, 2.50%, 2.14% and 1.42% of the Fund's Class A, Class C, Class R and Class Y shares, respectively. Victory Capital is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement. This agreement may only be terminated by the Acquiring Fund's Board of Trustees.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such period (unless otherwise indicated). These examples also assume that your investment earns a 5% return each year and that each Fund's operating expenses remain the same as shown above. These examples reflect the contractual expense limitation agreement applicable to the Acquired Fund for one year and the Acquiring Fund for two years. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
RS China Fund (Current) (Acquired Fund)
Class A	$651	$1,073	$1,520	$2,758
Class C
Assuming redemption at end of period	$360	$850	$1,465	$3,127
Assuming no redemption	$260	$850	$1,465	$3,127
Class K	$224	$742	$1,287	$2,774
Class Y	$151	$535	$944	$2,087
Victory RS China Fund (Current and Pro Forma) (Acquiring Fund)
Class A	$749	$1,135	$1,566	$2,762
Class C
Assuming redemption at end of period	$360	$819	$1,423	$3,058
Assuming no redemption	$260	$819	$1,423	$3,058
Class R	$224	$693	$1,193	$2,567
Class Y	$151	$497	$894	$2,006

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the fund's performance. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have portfolio turnover rates similar to those of the Acquired Fund. During the fiscal year ended December 31, 2015, the Acquired Fund's portfolio turnover rate was 125% of the average value of the Fund's portfolio.

Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks

Each Fund's investment objective is to seek long-term capital appreciation.

Subsequent to the Reorganization, the Acquiring Fund, like the Acquired Fund, will normally invest at least 80% of the value of its net assets in common stocks, preferred stocks, and other securities convertible into common or preferred stock of Chinese companies. The Acquired Fund's policy to invest at least 80% of its net assets in certain investments may not be changed without 60 days' prior written notice to shareholders. The Acquiring Fund may invest in companies of any size. For purposes of this investment strategy, the Acquiring Fund will define a "Chinese company" as (i) a company that has securities that are traded primarily on any stock exchange in China or Hong Kong; (ii) a company that the Acquiring Fund's investment management team considers to derive 50% or more of its revenues or profits from goods produced, services performed, or sales made in China or Hong Kong; (iii) a company that is organized under the laws of, or has its principal office in, China or Hong Kong; or (iv) a company that the Acquiring Fund's investment management team determines has a majority of its physical assets located in China or Hong Kong.

Because the Acquiring Fund focuses its investments in Chinese companies, the values of its shares will be more greatly affected by economic, financial, political, and other factors affecting China or Hong Kong than mutual funds that invest more broadly. The Acquiring Fund may invest in companies of any size. The Acquiring Fund will not typically seek to hedge its foreign currency exposure (arising from investments denominated in foreign currencies) relative to the U.S. dollar, although the Acquiring Fund may engage in foreign currency exchange contracts to take advantage of changes in currency exchange rates anticipated by the Acquiring Fund's investment management team. The Acquiring Fund may also invest in foreign issuers through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or similar investment vehicles.

As a result of its investment strategy, the Acquiring Fund may experience annual portfolio turnover in excess of 100%.

Subsequent to the Reorganization, Victory Capital expects to employ the same investment management team, which will continue to implement the same strategy as it pursued for the Acquired Fund by:

•  employing both fundamental analysis and quantitative screening in seeking to identify companies that the investment management team believes can sustain above-average earnings growth relative to their peers;

•  considering valuation as an integral part of the investment process;

•  conducting fundamental, bottom-up research focused on companies that rank highly within the investment management team's quantitative screen, with particular emphasis placed on a company's earnings growth, business strategy, value creation, competitive position, management quality, market position, and political and economic backdrop; and

•  monitoring market and sovereign risk as part of the overall investment process.

Since there will be no changes to the principal investment strategies followed by the Acquiring Fund subsequent to the Reorganization, the principal investment risks of an investment in the Fund will continue to include:

•  Equity Securities Risk

•  Foreign Securities Risk

•  China Risk

•  Currency Risk

•  Emerging Market Risk

•  Focused Investment Risk

•  Small Companies Risk

•  Liquidity Risk

•  Cash Position Risk

•  Portfolio Turnover Risk

•  Overweighting Risk

•  Underweighting Risk

See Exhibit C below for a detailed description of each of these risks.

Comparison of Investment Management Team

Both the Acquired Fund and the Acquiring Fund share the same investment management team. See Exhibit D for information about the members of the Acquiring Fund's investment management team.

16. Reorganization of RS Emerging Markets Fund into Victory RS Emerging Markets Fund

Comparison of Current and Pro Forma Expenses Shareholder Fees (fees paid directly from your investment)
RS Emerging Markets Fund (Current) (Acquired Fund)
	Class A	Class C		Class K	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	None(1)	1.00	%(2)	None	None
Victory RS Emerging Markets Fund (Current and Pro Forma) (Acquiring Fund)
	Class A	Class C		Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None		None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of net asset value at the time of your purchase or redemption, whichever is lower)	None(1)	1.00	%(2)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
RS Emerging Markets Fund (Current) (Acquired Fund)
	Class A	Class C		Class K	Class Y
Management Fees	1.00%	1.00%		1.00%	1.00%
Distribution (12b-1) Fees	0.25%	1.00%		0.65%	N/A
Other Expenses	0.32%	0.38%		0.22%	0.30%
Total Annual Fund Operating Expenses(3)	1.57%	2.38%		1.87%	1.30%
Fee Waiver/Expense Reimbursement(3)	0.00%	0.00%		0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(3)	1.57%	2.38%		1.87%	1.30%
Victory RS Emerging Markets Fund (Current and Pro Forma) (Acquiring Fund)
	Class A	Class C		Class R	Class Y
Management Fees	1.00%	1.00%		1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%		0.50%	N/A
Other Expenses(4)	0.31%	0.36%		0.36%	0.28%
Total Annual Fund Operating Expenses(5)	1.56%	2.36%		1.86%	1.28%
Fee Waiver/Expense Reimbursement(5)	0.00%	0.00%		0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(5)	1.56%	2.36%		1.86%	1.28%

(1)  A deferred sales load of 1.00% applies to purchases of $1 million or more of Class A shares of the Acquired Fund if these shares are sold within 18 months of purchase. A deferred sales charge of 0.75% may be imposed on Class A shares of the Acquiring Fund with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase.

(2)  Deferred sales load applies for shares sold within one year of purchase.

(3)  RS Investments has contractually agreed to pay or reimburse the Fund's expenses (excluding expenses indirectly incurred by the Fund through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses), to the extent necessary to limit Total Annual Fund Operating Expenses to 1.65% for Class A shares, 2.45% for Class C shares, 1.96% for Class K shares, and 1.32% for Class Y shares. This expense limitation will continue through April 30, 2017 and cannot be terminated by RS Investments prior to that date without the action or consent of the Acquired Fund's Board of Trustees.

(4)  "Other Expenses" reflect estimated expenses that the Acquiring Fund expects to bear in the current fiscal year, which may differ from the "Other Expenses" of the Acquired Fund.

(5)  Victory Capital has contractually agreed to waive its management fee and/or reimburse expenses for at least two years following the closing of the Reorganization so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding acquired fund fees and expenses and certain other items such as interest, taxes and brokerage commissions) do not exceed 1.65%, 2.45%, 1.96% and 1.32% of the Fund's Class A, Class C, Class R and Class Y shares, respectively. Victory Capital is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement. This agreement may only be terminated by the Acquiring Fund's Board of Trustees.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such period (unless otherwise indicated). These examples also assume that your investment earns a 5% return each year and that each Fund's operating expenses remain the same as shown above. These examples reflect the contractual expense limitation agreement applicable to the Acquired Fund for one year and the Acquiring

Fund for two years. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
RS Emerging Markets Fund (Current) (Acquired Fund)
Class A	$627	$947	$1,290	$2,254
Class C
Assuming redemption at end of period	$341	$742	$1,270	$2,716
Assuming no redemption	$241	$742	$1,270	$2,716
Class K	$190	$588	$1,011	$2,190
Class Y	$132	$412	$713	$1,568
Victory RS Emerging Markets Fund (Current and Pro Forma) (Acquiring Fund)
Class A	$725	$1,039	$1,376	$2,325
Class C
Assuming redemption at end of period	$339	$736	$1,260	$2,696
Assuming no redemption	$239	$736	$1,260	$2,696
Class R	$189	$585	$1,006	$2,180
Class Y	$130	$406	$702	$1,545

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the fund's performance. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have portfolio turnover rates similar to those of the Acquired Fund. During the fiscal year ended December 31, 2015, the Acquired Fund's portfolio turnover rate was 111% of the average value of the Fund's portfolio.

Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks

Each Fund's investment objective is to seek long-term capital appreciation.

Subsequent to the Reorganization, the Acquiring Fund, like the Acquired Fund, will normally invest at least 80% of its net assets in securities of emerging market companies, which may include common stocks, preferred stocks, or other securities convertible into common stock. The Acquired Fund's policy to invest at least 80% of its net assets in certain investments may not be changed without 60 days' prior written notice to shareholders. For purposes of this investment strategy, an emerging market country is defined as one that is included in the MSCI emerging market indices or the MSCI frontier market indices, or whose economy or markets are classified by the International Finance Corporation and the World Bank to be emerging or developing, as well as any country classified by the United Nations as developing or any country that has economies, industries, and stock markets with similar characteristics. For purposes of this investment strategy, a company is considered an emerging market company if it is organized under the laws of, or has its principal office in, an emerging market country; derives 50% or more of its revenue from goods produced, services performed, or sales made in emerging market countries; or for which the principal securities market is located in an emerging market country.

The Acquiring Fund may also invest in foreign issuers through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or similar investment vehicles.

As a result of its investment strategy, the Acquiring Fund may experience annual portfolio turnover in excess of 100%.

Subsequent to the Reorganization, Victory Capital expects to employ the same investment management team, which will continue to implement the same strategy as it pursued for the Acquired Fund by:

•  employing both fundamental analysis and quantitative screening in seeking to identify companies that the investment management team believes can sustain above-average earnings growth relative to their peers;

•  considering valuation as an integral part of the investment process;

•  conducting fundamental, bottom-up research focused on companies that rank highly within the investment management team's quantitative screen, with particular emphasis placed on a company's earnings growth, business strategy, value creation, competitive position, management quality, market position, and political and economic backdrop; and

•  monitoring market and sovereign risk as part of the overall investment process.

Since there will be no changes to the principal investment strategies followed by the Acquiring Fund subsequent to the Reorganization, the principal investment risks of an investment in the Fund will continue to include:

•  Equity Securities Risk

•  Foreign Securities Risk

•  Currency Risk

•  Emerging Market Risk

•  Small Companies Risk

•  Liquidity Risk

•  Cash Position Risk

•  Portfolio Turnover Risk

•  Overweighting Risk

•  Underweighting Risk

See Exhibit C below for a detailed description of each of these risks.

Comparison of Investment Management Team

Both the Acquired Fund and the Acquiring Fund share the same investment management team. See Exhibit D for information about the members of the Acquiring Fund's investment management team.

17. Reorganization of RS Emerging Markets Small Cap Fund into Victory RS Emerging Markets Small Cap Fund

Comparison of Current and Pro Forma Expenses Shareholder Fees (fees paid directly from your investment)
RS Emerging Markets Small Cap Fund (Current) (Acquired Fund)
	Class A	Class C		Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	None(1)	1.00	%(2)	None
Victory RS Emerging Markets Small Cap Fund (Current and Pro Forma) (Acquiring Fund)
	Class A	Class C		Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None		None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of net asset value at the time of your purchase or redemption, whichever is lower)	None(1)	1.00	%(2)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
RS Emerging Markets Small Cap Fund (Current) (Acquired Fund)
	Class A	Class C		Class Y
Management Fees	1.25%	1.25%		1.25%
Distribution (12b-1) Fees	0.25%	1.00%		N/A
Other Expenses	0.94%	0.80%		0.76%
Total Annual Fund Operating Expenses(3)	2.44%	3.05%		2.01%
Fee Waiver/Expense Reimbursement(3)	-0.69%	-0.55%		-0.51%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(3)	1.75%	2.50%		1.50%
Victory RS Emerging Markets Small Cap Fund (Current and Pro Forma) (Acquiring Fund)
	Class A	Class C		Class Y
Management Fees	1.25%	1.25%		1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%		N/A
Other Expenses(4)	0.86%	0.72%		0.68%
Total Annual Fund Operating Expenses(5)	2.36%	2.97%		1.93%
Fee Waiver/Expense Reimbursement(5)	-0.61%	-0.47%		-0.43%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(5)	1.75%	2.50%		1.50%

(1)  A deferred sales load of 1.00% applies to purchases of $1 million or more of Class A shares of the Acquired Fund if these shares are sold within 18 months of purchase. A deferred sales charge of 0.75% may be imposed on Class A shares of the Acquiring Fund with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase.

(2)  Deferred sales load applies for shares sold within one year of purchase.

(3)  RS Investments has contractually agreed to pay or reimburse the Fund's expenses (excluding expenses indirectly incurred by the Fund through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses), to the extent necessary to limit Total Annual Fund Operating Expenses to 1.75% for Class A Shares, 2.50% for Class C Shares, and 1.50% for Class Y Shares. This expense limitation will continue through April 30, 2017 and cannot be terminated by RS Investments prior to that date without the action or consent of the Acquired Fund's Board of Trustees.

(4)  "Other Expenses" reflect estimated expenses that the Acquiring Fund expects to bear in the current fiscal year, which may differ from the "Other Expenses" of the Acquired Fund.

(5)  Victory Capital has contractually agreed to waive its management fee and/or reimburse expenses for at least two years following the closing of the Reorganization so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding acquired fund fees and expenses and certain other items such as interest, taxes and brokerage commissions) do not exceed 1.75%, 2.50%, and 1.50% of the Fund's Class A, Class C, and Class Y shares, respectively. Victory Capital is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement. This agreement may only be terminated by the Acquiring Fund's Board of Trustees.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such period (unless otherwise indicated). These examples also assume that your investment earns a 5% return each year and that each Fund's operating expenses remain the same as shown above. These examples reflect the contractual expense limitation agreement applicable to the Acquired Fund for one year and the Acquiring

Fund for two years. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
RS Emerging Markets Small Cap Fund (Current) (Acquired Fund)
Class A	$644	$1,137	$1,655	$3,070
Class C
Assuming redemption at end of period	$353	$891	$1,553	$3,326
Assuming no redemption	$253	$891	$1,553	$3,326
Class Y	$153	$581	$1,036	$2,297
Victory RS Emerging Markets Small Cap Fund (Current and Pro Forma) (Acquiring Fund)
Class A	$743	$1,156	$1,656	$3,025
Class C
Assuming redemption at end of period	$353	$828	$1,478	$3,221
Assuming no redemption	$253	$828	$1,478	$3,221
Class Y	$153	$521	$960	$2,182

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the fund's performance. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have portfolio turnover rates similar to those of the Acquired Fund. During the fiscal year ended December 31, 2015, the Acquired Fund's portfolio turnover rate was 107% of the average value of the Fund's portfolio.

Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks

Each Fund's investment objective is to seek long-term capital appreciation.

Subsequent to the Reorganization, the Acquiring Fund, like the Acquired Fund, will normally invest at least 80% of its net assets in securities of small-capitalization emerging market companies. The Acquired Fund's policy to invest at least 80% of its net assets in certain investments may not be changed without 60 days' prior written notice to shareholders. For purposes of this investment strategy, a company is considered to be a small-capitalization company if its market capitalization (at the time of purchase) does not exceed $5 billion or 120% of the market capitalization of the largest company included in the MSCI Emerging Markets Small Cap Index on the last day of the most recent quarter, whichever is greater. For purposes of this investment strategy, the Acquiring Fund will generally define an emerging market country as one that is included in the MSCI emerging market indices or the MSCI frontier market indices, or whose economy or markets are classified by the

International Finance Corporation and the World Bank to be emerging or developing, as well as any country classified by the United Nations as developing or any country that has economies, industries, and stock markets with similar characteristics. For purposes of this investment strategy, the Acquiring Fund will define an emerging market company as one that is organized under the laws of, or has its principal office in, an emerging market country; that derives 50% or more of its revenue from goods produced, services performed, or sales made in emerging market countries; or for which the principal securities market is located in an emerging market country.

The Acquiring Fund will not typically seek to hedge its foreign currency exposure (arising from investments denominated in foreign currencies) relative to the U.S. dollar, although the Acquiring Fund may engage in foreign currency exchange contracts to take advantage of changes in currency exchange rates anticipated by the Acquiring Fund's investment management team. The Acquiring Fund's investments may include common stocks, preferred stocks, or other securities convertible into common stock. The Acquiring Fund may also invest in foreign issuers through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or similar investment vehicles.

As a result of its investment strategy, the Acquiring Fund may experience annual portfolio turnover in excess of 100%.

Subsequent to the Reorganization, Victory Capital expects to employ the same investment management team, which will continue to implement the same strategy as it pursued for the Acquired Fund by:

•  employing both fundamental analysis and quantitative screening in seeking to identify companies that the investment management team believes can sustain above-average earnings growth relative to their peers;

•  considering valuation as an integral part of the investment process;

•  conducting fundamental, bottom-up research focused on companies that rank highly within the investment management team's quantitative screen, with particular emphasis placed on a company's earnings growth, business strategy, value creation, competitive position, management quality, market position, and political and economic backdrop; and

•  monitoring market and sovereign risk as part of the overall investment process.

Since there will be no changes to the principal investment strategies followed by the Acquiring Fund subsequent to the Reorganization, the principal investment risks of an investment in the Fund will continue to include:

•  Equity Securities Risk

•  Foreign Securities Risk

•  Emerging Market Risk

•  Small Companies Risk

•  Currency Risk

•  Liquidity Risk

•  Cash Position Risk

•  Portfolio Turnover Risk

•  Overweighting Risk

•  Underweighting Risk

See Exhibit C below for a detailed description of each of these risks.

Comparison of Investment Management Team

Both the Acquired Fund and the Acquiring Fund share the same investment management team. See Exhibit D for information about the members of the Acquiring Fund's investment management team.

18. Reorganization of RS Global Natural Resources Fund into Victory Global Natural Resources Fund

Comparison of Current and Pro Forma Expenses Shareholder Fees (fees paid directly from your investment)
RS Global Natural Resources Fund (Current) (Acquired Fund)
	Class A	Class C		Class K	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	None(1)	1.00	%(2)	None	None
Victory Global Natural Resources Fund (Current and Pro Forma) (Acquiring Fund)
	Class A	Class C		Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None		None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of net asset value at the time of your purchase or redemption, whichever is lower)	None(1)	1.00	%(2)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
RS Global Natural Resources Fund (Current) (Acquired Fund)
	Class A	Class C		Class K	Class Y
Management Fees	1.00%	1.00%		1.00%	1.00%
Distribution (12b-1) Fees	0.25%	1.00%		0.65%	N/A
Other Expenses	0.20%	0.25%		0.13%	0.14%
Total Annual Fund Operating Expenses(3)	1.45%	2.25%		1.78%	1.14%
Fee Waiver/Expense Reimbursement(3)	0.00%	0.00%		0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(3)	1.45%	2.25%		1.78%	1.14%
Victory Global Natural Resources Fund (Current and Pro Forma) (Acquiring Fund)
	Class A	Class C		Class R	Class Y
Management Fees	1.00%	1.00%		1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%		0.50%	N/A
Other Expenses(4)	0.19%	0.25%		0.23%	0.14%
Total Annual Fund Operating Expenses(5)	1.44%	2.25%		1.73%	1.14%
Fee Waiver/Expense Reimbursement(5)	0.00%	0.00%		0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(5)	1.44%	2.25%		1.73%	1.14%

(1)  A deferred sales load of 1.00% applies to purchases of $1 million or more of Class A shares of the Acquired Fund if these shares are sold within 18 months of purchase. A deferred sales charge of 0.75% may be imposed on Class A shares of the Acquiring Fund with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase.

(2)  Deferred sales load applies for shares sold within one year of purchase.

(3)  RS Investments has contractually agreed to pay or reimburse the Fund's expenses (excluding expenses indirectly incurred by the Fund through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses), to the extent necessary to limit Total Annual Fund Operating Expenses to 1.48% for Class A shares, 2.28% for Class C shares, 1.86% for Class K shares, and 1.15% for Class Y shares. This expense limitation will continue through April 30, 2017 and cannot be terminated by RS Investments prior to that date without the action or consent of the Acquired Fund's Board of Trustees.

(4)  "Other Expenses" reflect estimated expenses that the Acquiring Fund expects to bear in the current fiscal year, which may differ from the "Other Expenses" of the Acquired Fund.

(5)  Victory Capital has contractually agreed to waive its management fee and/or reimburse expenses for at least two years following the closing of the Reorganization so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding acquired fund fees and expenses and certain other items such as interest, taxes and brokerage commissions) do not exceed 1.48%, 2.28%, 1.86% and 1.15% of the Fund's Class A, Class C, Class R and Class Y shares, respectively. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement. This agreement may only be terminated by the Acquiring Fund's Board of Trustees.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such period (unless otherwise indicated). These examples also assume that your investment earns a 5% return each year and that each Fund's operating expenses remain the same as shown above. These examples reflect the contractual expense limitation agreement applicable to the Acquired Fund for one year and the Acquiring Fund for two years. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
RS Global Natural Resources Fund (Current) (Acquired Fund)
Class A	$616	$912	$1,230	$2,128
Class C
Assuming redemption at end of period	$328	$703	$1,205	$2,585
Assuming no redemption	$228	$703	$1,205	$2,585
Class K	$181	$560	$964	$2,095
Class Y	$116	$362	$628	$1,386

	1 year	3 years	5 years	10 years
Victory Global Natural Resources Fund (Current and Pro Forma) (Acquiring Fund)
Class A	$713	$1,004	$1,317	$2,200
Class C
Assuming redemption at end of period	$328	$703	$1,205	$2,585
Assuming no redemption	$228	$703	$1,205	$2,585
Class R	$176	$545	$939	$2,041
Class Y	$116	$362	$628	$1,386

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the fund's performance. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have portfolio turnover rates similar to those of the Acquired Fund. During the fiscal year ended December 31, 2015, the Acquired Fund's portfolio turnover rate was 33% of the average value of the Fund's portfolio.

Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks

Each Fund's investment objective is to seek long-term capital appreciation.

Subsequent to the Reorganization, the Acquiring Fund, like the Acquired Fund, will normally invest at least 80% of its net assets in securities of companies that SailingStone Capital Partners LLC, the Acquiring Fund's sub-adviser ("SailingStone"), considers to be principally engaged in natural resources industries. The Acquired Fund's policy to invest at least 80% of its net assets in certain investments may not be changed without 60 days' prior written notice to shareholders. For purposes of this investment strategy, companies in natural resources industries include companies that the Acquiring Fund's investment management team considers to be principally engaged in the discovery, development, production, or distribution of natural resources; the development of technologies for the production or efficient use of natural resources; or the furnishing of related supplies or services.

For purposes of this investment strategy, a particular company will be considered to be principally engaged in natural resources industries if at the time of investment at least 50% of the company's assets, gross income, cash flow, or net profits is, in the Acquiring Fund's investment management team's judgment, committed to, or derived from, those industries. Natural resources may include, for example, energy sources, precious and other metals, forest products, real estate, food and agriculture, and other basic commodities. A company will also be considered to be principally engaged in natural resources industries if the Acquiring Fund's investment management team believes that the company has the potential for capital appreciation primarily as a result of particular products, technology, patents, or other market advantages in natural resources industries.

The Acquiring Fund may at times, but will not necessarily, hold a substantial portion of its assets in cash and cash equivalents. The Acquiring Fund may invest in securities of issuers located anywhere in the world and normally will invest in securities of companies located in at least three countries, which may include the United States.

Although the Acquired Fund is a "diversified" investment company under the 1940 Act, as discussed in the proposal below, shareholders of the Acquired Fund are being asked to approve the adoption of a fundamental investment policy to operate the Acquiring Fund as "non-diversified" under the 1940 Act. If shareholders approve the proposed fundamental investment policy, the Acquiring Fund may invest a larger portion of its assets in a smaller number of issuers. Investment in a smaller number of issuers could make the Acquiring Fund more susceptible to economic or credit risks than a diversified fund. The Acquiring Fund will likely hold a more limited number of securities than many other mutual funds. The Acquiring Fund's investment management team currently expects that the Acquiring Fund typically will hold between 15 and 25 securities positions if shareholders approve the proposed fundamental policy to operate the Acquiring Fund as non-diversified. If the Acquiring Fund is operated as a diversified fund, it is expected that the Acquiring Fund typically will hold between 20 and 30 securities positions.

The Acquiring Fund may invest in companies of any size, although it is likely that many of the companies offering the most attractive long-term returns will be smaller and medium-sized companies. The Acquiring Fund's investment management team does not attempt to replicate within the Acquiring Fund's portfolio the commodity exposures of broad natural resources equity indices or to replicate or approximate any index return. As a result, the representations of the various natural resources equity industries in the Acquiring Fund's portfolio will likely differ significantly from the representations of those same industries in any one or more natural resources equity indices, and the Acquiring Fund's investment performance will likely differ, at times substantially, from that of such indices. The Acquiring Fund may at times, but will not necessarily, hold a substantial portion of its assets in cash and cash equivalents.

Subsequent to the Reorganization, Victory Capital will retain the services of SailingStone's investment management team, which will continue to implement the same strategy as it pursued for the Acquired Fund by:

•  conducting fundamental analysis focused on the following factors: supply cost curve of a given commodity, asset location along that curve to identify "advantaged assets," inventory of future projects which provide the basis for future value creation, management team quality to determine capital allocation discipline and history of value creation, and country risk. "Advantaged assets" are the low-cost producers of a given commodity that the investment team believes offer a competitive advantage in the form of achieving higher returns on capital relative to their cost of capital and the returns of other producers;

•  maintaining the belief that investments in the securities of advantaged producers run by capable management teams can create value for long-term investors independent of commodity prices;

•  considering valuation as an important part of the investment process;

•  seeking to purchase interests in companies with these characteristics when the investment management team believes the price reflects a limited possibility of permanent capital impairment; and

•  seeking to identify companies that have the potential to provide favorable long-term investment performance in any of the natural resources industries over a commodity price cycle.

Since there will be no changes to the principal investment strategies (other than, if approved by shareholders of the Acquired Fund, the Acquiring Fund's operation as a "non-diversified" fund) followed by the Acquiring Fund subsequent to the Reorganization, the principal investment risks of an investment in the Fund will continue to include:

•  Equity Securities Risk

•  Investment Style Risk

•  Natural Resources Investment Risk

•  Small and Mid-sized Companies Risk

•  Global Natural Resources Concentration Risk

•  Foreign Securities Risk

•  Cash Position Risk

•  Liquidity Risk

•  Currency Risk

If shareholders approve the Acquiring Fund's proposed fundamental investment policy to operate as a "non-diversified" fund, the principal investment risks of an investment in the Fund will also include "Non-Diversification Risk," whereas the Acquired Fund is subject to "Limited Portfolio Risk." Non-Diversification Risk typically involves a greater risk that the Fund will be subject to economic or credit risks than Limited Portfolio Risk because the Fund may concentrate its investments in the securities of fewer issuers.

See Exhibit C below for a detailed description of each of these risks.

Comparison of Investment Management Team

The Acquired Fund and the Acquiring Fund each are subadvised by SailingStone, and share the same investment management team at SailingStone. See Exhibit D for information about the members of the Acquiring Fund's investment management team.

19. Reorganization of RS Investment Quality Bond Fund into Victory INCORE Investment Quality Bond Fund

Comparison of Current and Pro Forma Expenses Shareholder Fees (fees paid directly from your investment)
RS Investment Quality Bond Fund (Current) (Acquired Fund)
	Class A	Class C		Class K	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	None(1)	1.00	%(2)	None	None
Victory INCORE Investment Quality Bond Fund (Current and Pro Forma) (Acquiring Fund)
	Class A	Class C		Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.00%	None		None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of net asset value at the time of your purchase or redemption, whichever is lower)	None(1)	1.00	%(2)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
RS Investment Quality Bond Fund (Current) (Acquired Fund)
	Class A	Class C		Class K	Class Y
Management Fees	0.50%	0.50%		0.50%	0.50%
Distribution (12b-1) Fees	0.25%	1.00%		0.65%	N/A
Other Expenses	0.32%	0.35%		0.30%	0.36%
Total Annual Fund Operating Expenses(3)	1.07%	1.85%		1.45%	0.86%
Fee Waiver/Expense Reimbursement(3)	-0.17%	-0.08%		-0.15%	-0.20%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(3)	0.90%	1.77%		1.30%	0.66%

Victory INCORE Investment Quality Bond Fund (Current and Pro Forma) (Acquiring Fund)
	Class A	Class C	Class R	Class Y
Management Fees	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	N/A
Other Expenses(4)	0.29%	0.33%	0.47%	0.33%
Total Annual Fund Operating Expenses(5)	1.04%	1.83%	1.47%	0.83%
Fee Waiver/Expense Reimbursement(5)	-0.14%	-0.06%	-0.17%	-0.17%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(5)	0.90%	1.77%	1.30%	0.66%

(1)  A deferred sales load of 1.00% applies to purchases of $1 million or more of Class A shares of the Acquired Fund if these shares are sold within 18 months of purchase. A deferred sales charge of 0.75% may be imposed on Class A shares of the Acquiring Fund with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase.

(2)  Deferred sales load applies for shares sold within one year of purchase.

(3)  RS Investments has contractually agreed to pay or reimburse the Fund's expenses (excluding expenses indirectly incurred by the Fund through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses), to the extent necessary to limit Total Annual Fund Operating Expenses to 0.90% for Class A shares, 1.77% for Class C shares, 1.30% for Class K shares, and 0.66% for Class Y shares. This expense limitation will continue through April 30, 2017 and cannot be terminated by RS Investments prior to that date without the action or consent of the Acquired Fund's Board of Trustees.

(4)  "Other Expenses" reflect estimated expenses that the Acquiring Fund expects to bear in the current fiscal year, which may differ from the "Other Expenses" of the Acquired Fund.

(5)  Victory Capital has contractually agreed to waive its management fee and/or reimburse expenses for at least two years following the closing of the Reorganization so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding acquired fund fees and expenses and certain other items such as interest, taxes and brokerage commissions) do not exceed 0.90%, 1.77%, 1.30% and 0.66% of the Fund's Class A, Class C, Class R and Class Y shares, respectively. Victory Capital is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement. This agreement may only be terminated by the Acquiring Fund's Board of Trustees.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such period (unless otherwise indicated). These examples also assume that your investment earns a 5% return each year and that each Fund's operating expenses remain the same as shown above. These examples reflect the contractual expense limitation agreement applicable to the Acquired Fund for one year and the Acquiring Fund for two years. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
RS Investment Quality Bond Fund (Current) (Acquired Fund)
Class A	$463	$686	$927	$1,617
Class C
Assuming redemption at end of period	$280	$574	$993	$2,163
Assuming no redemption	$180	$574	$993	$2,163
Class K	$132	$444	$778	$1,722
Class Y	$67	$254	$457	$1,042
Victory INCORE Investment Quality Bond Fund (Current and Pro Forma) (Acquiring Fund)
Class A	$290	$496	$735	$1,420
Class C
Assuming redemption at end of period	$280	$564	$979	$2,138
Assuming no redemption	$180	$564	$979	$2,138
Class R	$132	$431	$770	$1,727
Class Y	$67	$230	$426	$993

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the fund's performance. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have portfolio turnover rates similar to those of the Acquired Fund. During the fiscal year ended December 31, 2015, the Acquired Fund's portfolio turnover rate was 73% of the average value of the Fund's portfolio.

Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks

Each Fund's investment objective is to seek a high level of current income and capital appreciation without undue risk to principal.

Like the Acquired Fund, the Acquiring Fund will normally invest at least 80% of its net assets in investment-grade debt securities. Under normal market conditions, the average duration of both the Acquired Fund's and the Acquiring Fund's portfolio is expected to be between 3 and 10 years but each Fund may lengthen or shorten its duration within the intermediate range to reflect changes in the overall composition of the investment-grade debt markets.

Subsequent to the Reorganization, the Acquiring Fund's principal investment strategy will use bond market sector allocation, comprehensive credit analysis, and yield curve positioning to select securities for the Acquiring Fund, which differs from the approach used by the Acquired Fund's current investment team. The Acquiring Fund's principal investment strategy will also permit the Acquiring Fund to purchase or sell securities on a when-issued, to-be-announced (TBA), delayed delivery or forward commitment basis and the Acquiring Fund may engage in short-term trading of portfolio securities. The Acquiring Fund may enter into both long and short futures contracts and will invest in investment companies, including exchange-traded funds (ETFs), for cash management purposes or to seek exposure to a particular asset class.

A comparison of the principal investment strategies of the Acquired Fund and the Acquiring Fund is below:

Acquired Funds

The Fund invests primarily in investment-grade securities, including corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies.

The Fund's investment team allocates the Fund's investments among various sectors of the debt markets by analyzing overall economic conditions within and among these sectors. The Fund normally allocates its assets broadly among the debt securities markets but may emphasize some sectors over others based on what the investment team believes to be their attractiveness relative to one another. Within sector allocations, the Fund's investment team selects individual securities by considering the yield paid by the security, potential appreciation in the value of the security, credit quality of the issuer, maturity, and the degree of risk associated with a specific security relative to other securities in the sector.

Acquiring Funds

The Fund invests, under normal circumstances, at least 80% of its net assets in investment-grade debt securities. The Fund's fixed income securities may include without limitation: U.S. government securities, including securities issued by agencies or instrumentalities of the U.S. government; long- and short-term corporate debt obligations; mortgage-backed securities, including collateralized mortgage obligations (CMOs) and commercial mortgage-backed securities (CMBS); asset-backed securities, including collateralized debt obligations (CDOs); and U.S. dollar-denominated obligations of foreign governments, corporations and banks (i.e., Yankee Bonds).

The Adviser uses bond market sector allocation, comprehensive credit analysis, and yield curve positioning to select securities for the Fund. Under normal market conditions, the average duration of the Fund's portfolio is expected to be between 3 and 10 years but it may lengthen or shorten its duration within the intermediate range to

The Fund seeks to maintain an intermediate duration (between three and 10 years) but may lengthen or shorten its duration within the intermediate range to reflect changes in the overall composition of the investment-grade debt markets. Duration is a measure of a bond price's sensitivity to changes in interest rates. Generally, the longer a bond's duration, the greater its price sensitivity to a change in interest rates. For example, the price of a bond with a duration of five years would be expected to fall approximately 5% if rates were to rise by one percentage point.

The Fund normally invests at least 80% of its net assets in investment-grade debt securities. Debt securities may include, for example, corporate bonds, mortgage-backed and asset-backed securities, zero-coupon bonds, loans, and obligations of the U.S. government and its agencies and instrumentalities. An investment-grade security is one that is rated by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group Baa3 or BBB-, respectively, or higher or, if unrated, that has been determined by the Fund's investment team to be of comparable quality. The Fund may invest in below investment grade debt securities, commonly known as "high-yield" securities or "junk bonds"; normally, up to 20% of the Fund's assets will be invested in below investment grade securities.

The Fund may also invest up to 20% of the value of its net assets in foreign securities denominated in foreign currencies. In addition, the Fund may invest without limit in reflect changes in the overall composition of the investment-grade debt markets. Duration is a measure of a bond price's sensitivity to changes in interest rates. Generally, the longer a bond's duration, the greater its price sensitivity to a change in interest rates. For example, the price of a bond with a duration of five years would be expected to fall approximately 5% if rates were to rise by one percentage point.

An investment-grade security is one that is rated by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group Baa3 or BBB-, respectively, or higher or, if unrated, that has been determined by the Adviser to be of comparable quality. The Fund may invest up to 20% of its total assets in below investment grade debt securities, commonly known as "high-yield" securities or "junk bonds."

Although the Fund will primarily be invested in domestic securities, up to 20% of the Fund's assets may be invested in foreign securities, which may be denominated in foreign currencies.

The Fund may purchase or sell securities on a when-issued, to-be-announced (TBA), delayed delivery or forward commitment basis and may engage in short-term trading of portfolio securities. There is no limitation on the maturity of any specific security the Fund may purchase, and the Fund may sell any security before it matures. The Fund may also utilize dollar roll transactions to obtain market exposure to certain types of securities, particularly mortgage-backed securities. The Fund may enter into exchange-traded or so-called Yankee securities, which include debt securities issued by non-U.S. corporate or government entities but denominated in U.S. dollars.

The Fund may engage in dollar roll and reverse repurchase agreement transactions. The Fund may enter into exchange-traded or over-the-counter derivatives transactions of any kind, such as futures contracts, options on futures, and swap contracts, including, for example, interest rate swaps and credit default swaps. The Fund also may enter into exchange-traded or over-the-counter foreign currency exchange transactions, including currency futures, forward, and option transactions. The Fund may enter into any of these transactions for a variety of purposes, including, but not limited to, hedging various risks such as credit risk, interest rate risk, currency risk, and liquidity risk; taking a net long or short position in certain investments or markets; providing liquidity in the Fund; equitizing cash; minimizing transaction costs; generating income; adjusting the Fund's sensitivity to interest rate risk, currency risk, or other risk; replicating certain direct investments; and asset and sector allocation.

The Fund may invest in loans of any maturity and credit quality. If the Fund invests in loans, the Fund's investment team may seek to avoid the receipt of material non-public information about the issuers of the loans being considered for purchase by the Fund, which may affect its ability to assess the loans as compared to investors that do receive such information.

over-the-counter derivatives transactions of any kind, such as futures contracts (both long and short positions), options on futures, and swap contracts, including, for example, interest rate swaps and credit default swaps. The Fund also may enter into exchange-traded or over-the-counter foreign currency exchange transactions, including currency futures, forward, and option transactions. The Fund may enter into any of these transactions for a variety of purposes, including, but not limited to, hedging various risks such as credit risk, interest rate risk, currency risk, and liquidity risk; taking a net long or short position in certain investments or markets; providing liquidity in the Fund; equitizing cash; minimizing transaction costs; generating income; adjusting the Fund's sensitivity to interest rate risk, currency risk, or other risk; replicating certain direct investments; and asset and sector allocation.

The Fund may invest in loans of any maturity and credit quality. If the Fund invests in loans, the Fund's investment team may seek to avoid the receipt of material non-public information about the issuers of the loans being considered for purchase by the Fund, which may affect its ability to assess the loans as compared to investors that do receive such information.

The Adviser will invest in investment companies, including exchange-traded funds (ETFs), for cash management purposes or to seek exposure to a particular asset class.

There is no guarantee that the Fund will achieve its objective.

Subsequent to the Reorganization, the principal investment risks of an investment in the Fund will continue to include:

•  Debt Securities Risk

•  Foreign Securities Risk

•  Mortgage- and Asset-backed Securities Risk

•  High-yield/Junk Bond Risk

•  Liquidity Risk

•  Portfolio Turnover Risk

•  Derivatives Risk

•  Currency Risk

•  Loan Risk

•  Credit Derivatives Risk

However, in light of the changes to the Acquiring Fund's principal investment strategies, the principal investment risks of an investment in the Fund will also include "When-Issued, TBA and Delayed Delivery" and "Underlying Investment Vehicle Risk."

See Exhibit C below for a detailed description of each of these risks.

Comparison of Investment Management Team

The Acquired Fund is subadvised by Park Avenue Institutional Advisers LLC ("Park Avenue") and an investment management team at Park Avenue is responsible for day-to-day management of the Acquired Fund, subject to the oversight of RS Investments. An investment management team at INCORE Capital Management ("INCORE"), an existing Victory Capital investment franchise, will be responsible for day-to-day management of the Acquiring Fund. See Exhibit D for information about the members of the Acquiring Fund's investment management team.

20. Reorganization of RS Low Duration Bond Fund into Victory INCORE Low Duration Bond Fund

Comparison of Current and Pro Forma Expenses Shareholder Fees (fees paid directly from your investment)
RS Low Duration Bond Fund (Current) (Acquired Fund)
	Class A	Class C		Class K	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	None(1)	1.00	%(2)	None	None
Victory INCORE Low Duration Bond Fund (Current and Pro Forma) (Acquiring Fund)
	Class A	Class C		Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.00%	None		None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of net asset value at the time of your purchase or redemption, whichever is lower)	None(1)	1.00	%(2)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
RS Low Duration Bond Fund (Current) (Acquired Fund)
	Class A	Class C		Class K	Class Y
Management Fees	0.45%	0.45%		0.45%	0.45%
Distribution (12b-1) Fees	0.25%	1.00%		0.65%	N/A
Other Expenses	0.15%	0.17%		0.17%	0.17%
Total Annual Fund Operating Expenses	0.85%	1.62%		1.27%	0.62%
Victory INCORE Low Duration Bond Fund (Current and Pro Forma) (Acquiring Fund)
	Class A	Class C		Class R	Class Y
Management Fees	0.45%	0.45%		0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%		0.50%	N/A
Other Expenses(3)	0.13%	0.15%		0.24%	0.15%
Total Annual Fund Operating Expenses(4)	0.83%	1.60%		1.19%	0.60%
Fee Waiver/Expense Reimbursement(4)	0.00%	0.00%		0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(4)	0.83%	1.60%		1.19%	0.60%

(1)  A deferred sales load of 1.00% applies to purchases of $500,000 or more of Class A shares if these shares are sold within 12 months of purchase. For shareholders who purchased $1 million or more of Class A shares prior to March 2, 2015, a deferred sales load of 1.00% applies for shares sold within 18 months of purchase. A deferred sales charge of 0.75% may be imposed on Class A shares of the Acquiring Fund with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase.

(2)  Deferred sales load applies for shares sold within one year of purchase.

(3)  "Other Expenses" reflect estimated expenses that the Acquiring Fund expects to bear in the current fiscal year, which may differ from the "Other Expenses" of the Acquired Fund.

(4)  Victory Capital Management Inc., the Fund's investment adviser, ("Adviser") has contractually agreed to waive its management fee and/or reimburse expenses for at least two years following the closing of the Reorganization so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding acquired fund fees and expenses and certain other items such as interest, taxes and brokerage commissions) do not exceed 0.85%, 1.62%, 1.27% and 0.62% of the Fund's Class A, Class C, Class R and Class Y shares, respectively. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement. This agreement may only be terminated by the Fund's Board of Trustees.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such period (unless otherwise indicated). These examples also assume that your investment earns a 5% return each year and that each Fund's operating expenses remain the same as shown above. These examples reflect the contractual expense limitation agreement applicable to the Acquiring Fund for two years. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
RS Low Duration Bond Fund (Current) (Acquired Fund)
Class A	$310	$490	$686	$1,250
Class C
Assuming redemption at end of period	$265	$511	$881	$1,922
Assuming no redemption	$165	$511	$881	$1,922
Class K	$129	$403	$697	$1,534
Class Y	$63	$199	$346	$774
Victory INCORE Low Duration Bond Fund (Current and Pro Forma) (Acquiring Fund)
Class A	$283	$460	$651	$1,205
Class C
Assuming redemption at end of period	$263	$505	$871	$1,900
Assuming no redemption	$163	$505	$871	$1,900
Class R	$121	$378	$654	$1,443
Class Y	$61	$192	$335	$750

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the fund's performance. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have portfolio turnover rates similar to those of the Acquired Fund. During the fiscal year ended December 31, 2015, the Acquired Fund's portfolio turnover rate was 36% of the average value of the Fund's portfolio.

Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks

Each Fund's investment objective is to seek a high level of current income consistent with preservation of capital.

Like the Acquired Fund, the Acquiring Fund will normally invest at least 80% of its net assets in investment-grade debt securities. Under normal market conditions, the average duration of both the Acquired Fund's and the Acquiring Fund's portfolio is expected to be between 1 to 3 years and an average maturity between 1 to 3 years.

Subsequent to the Reorganization, the Acquiring Fund's investment team will use bond market sector allocation, comprehensive credit analysis, and yield curve positioning to select securities for the Acquiring Fund, which differs from the approach used by the Acquired Fund's current investment team. The Acquiring Fund's principal investment strategy will also permit the Acquiring Fund to purchase or sell securities on a when-issued, to-be-announced (TBA), delayed delivery or forward commitment basis and the Acquiring Fund may engage in short-term trading of portfolio securities. The Acquiring Fund may enter into both long and short futures contracts and will invest in investment companies, including exchange-traded funds (ETFs), for cash management purposes or to seek exposure to a particular asset class.

A comparison of the principal investment strategies of the Acquired Fund and the Acquiring Fund is below:

Acquired Funds

The Fund invests primarily in investment-grade securities, including corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies.

Acquiring Funds

The Fund invests, under normal circumstances, at least 80% of its net assets in debt securities. The Fund's fixed income securities may include without limitation: U.S. government securities, including securities issued by agencies or instrumentalities of the

The Fund's investment team allocates the Fund's investments among various sectors of the debt markets by analyzing overall economic conditions within and among these sectors. The Fund normally allocates its assets broadly among the debt securities markets but may emphasize some sectors over others based on what the investment team believes to be their attractiveness relative to one another.

Within sector allocations, the Fund's investment team selects individual securities by considering the yield paid by the security, potential appreciation in the value of the security, the credit quality of the issuer, maturity, and the degree of risk associated with a specific security relative to other securities in the sector. The Fund tends to have an average duration within a range of one to three years and an average maturity between one and three years. The Fund seeks to maintain a low duration but may lengthen or shorten its duration within that range to reflect changes in the overall composition of the short-term investment-grade debt markets. Duration is a measure of a bond price's sensitivity to a given change in interest rates. Generally, the longer a bond's duration, the greater its price sensitivity to a change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if rates were to rise by one percentage point.

The Fund normally invests at least 80% of its net assets in debt securities, which may include, for example, corporate bonds, mortgage-backed and

U.S. government; long- and short-term corporate debt obligations; mortgage-backed securities, including collateralized mortgage obligations (CMOs) and commercial mortgage-backed securities (CMBS); asset-backed securities, including collateralized debt obligations (CDOs); and U.S. dollar-denominated obligations of foreign governments, corporations and banks (i.e., Yankee Bonds).

The Adviser uses bond market sector allocation, comprehensive credit analysis, and yield curve positioning to select securities for the Fund. Under normal market conditions, the average duration of the Fund's portfolio is expected to be between 1 to 3 years and an average maturity between 1 to 3 years. The Fund seeks to maintain a low duration but may lengthen or shorten its duration within that range to reflect changes in the overall composition of the short-term investment-grade debt markets. Duration is a measure of a bond price's sensitivity to a given change in interest rates. Generally, the longer a bond's duration, the greater its price sensitivity to a change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if rates were to rise by one percentage point.

An investment-grade security is one that is rated by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group Baa3 or BBB-, respectively, or higher or, if unrated, that has been determined by the Fund's investment team to be of comparable quality. The Fund may invest up to 20%

asset-backed securities, loans, and obligations of the U.S. government and its agencies and instrumentalities. An investment-grade security is one that is rated by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group Baa3 or BBB-, respectively, or higher or, if unrated, that has been determined by the Fund's investment team to be of comparable quality. The Fund may invest in below investment grade debt securities, commonly known as "high-yield" securities or "junk bonds"; normally, less than 20% of the Fund's assets will be invested in below investment grade securities.

The Fund may also invest up to 20% of the value of its net assets in foreign securities denominated in foreign currencies. In addition, the Fund may invest without limit in so-called Yankee securities, which include debt securities issued by non-U.S. corporate or government entities but denominated in U.S. dollars.

The Fund may engage in dollar roll and reverse repurchase agreement transactions. The Fund may enter into exchange-traded or over-the-counter derivatives transactions of any kind, such as futures contracts, options on futures, and swap contracts, including, for example, interest rate swaps and credit default swaps. The Fund also may enter into exchange-traded or over-the-counter foreign currency exchange transactions, including currency futures, forward, and option transactions. The Fund may enter into any of these transactions for a variety of purposes, including, but not limited to, hedging various risks such as credit risk, interest rate risk, currency risk, and liquidity risk; taking a net long or short position of its total assets in below investment grade debt securities, commonly known as "high-yield" securities or "junk bonds."

Although the Fund will primarily be invested in domestic securities, up to 20% of the Fund's assets may be invested in foreign securities, which may be denominated in foreign currencies.

The Fund may purchase or sell securities on a when-issued, to-be-announced (TBA), delayed delivery or forward commitment basis and may engage in short-term trading of portfolio securities. There is no limitation on the maturity of any specific security the Fund may purchase, and the Fund may sell any security before it matures. The Fund may also utilize dollar roll transactions to obtain market exposure to certain types of securities, particularly mortgage-backed securities. The Fund may enter into exchange-traded or over-the-counter derivatives transactions of any kind, such as futures contracts (both long and short positions), options on futures, and swap contracts, including, for example, interest rate swaps and credit default swaps. The Fund also may enter into exchange-traded or over-the-counter foreign currency exchange transactions, including currency futures, forward, and option transactions. The Fund may enter into any of these transactions for a variety of purposes, including, but not limited to, hedging various risks such as credit risk, interest rate risk, currency risk, and liquidity risk; taking a net long or short position in certain investments or markets; providing liquidity in the in certain investments or markets; providing liquidity in the Fund; equitizing cash; minimizing transaction costs; generating income; adjusting the Fund's sensitivity to interest rate risk, currency risk, or other risk; replicating certain direct investments; and asset and sector allocation.

The Fund may invest in loans of any maturity and credit quality. If the Fund invests in loans, the Fund's investment team may seek to avoid the receipt of material non-public information about the issuers of the loans being considered for purchase by the Fund, which may affect its ability to assess the loans as compared to investors that do receive such information.

Fund; equitizing cash; minimizing transaction costs; generating income; adjusting the Fund's sensitivity to interest rate risk, currency risk, or other risk; replicating certain direct investments; and asset and sector allocation.

The Fund may invest in loans of any maturity and credit quality. If the Fund invests in loans, the Fund's investment team may seek to avoid the receipt of material non-public information about the issuers of the loans being considered for purchase by the Fund, which may affect its ability to assess the loans as compared to investors that do receive such information.

The Adviser will invest in investment companies, including exchange-traded funds (ETFs), for cash management purposes or to seek exposure to a particular asset class.

In recent periods, the Fund has experienced annual portfolio turnover in excess of 100% and will likely experience high portfolio turnover rates in the future.

There is no guarantee that the Fund will achieve its objective.

Subsequent to the Reorganization, the principal investment risks of an investment in the Fund will continue to include:

•  Debt Securities Risk

•  Foreign Securities Risk

•  Mortgage- and Asset-backed Securities Risk

•  High-yield/Junk Bond Risk

•  Portfolio Turnover Risk

•  Liquidity Risk

•  Derivatives Risk

•  Currency Risk

•  Loan Risk

•  Credit Derivatives Risk

However, in light of the changes to the Acquiring Fund's principal investment strategies, the principal investment risks of an investment in the Fund will also include "When-Issued, TBA and Delayed Delivery" and "Underlying Investment Vehicle Risk."

See Exhibit C below for a detailed description of each of these risks.

Comparison of Investment Management Team

The Acquired Fund is subadvised by Park Avenue and an investment management team at Park Avenue is responsible for day-to-day management of the Acquired Fund, subject to the oversight of RS Investments. An investment management team at INCORE, an existing Victory Capital investment franchise, will be responsible for day-to-day management of the Acquiring Fund. See Exhibit D for information about the members of the Acquiring Fund's investment management team.

21. Reorganization of RS High Yield Fund into Victory High Yield Fund

Comparison of Current and Pro Forma Expenses Shareholder Fees (fees paid directly from your investment)
RS High Yield Fund (Current) (Acquired Fund)
	Class A	Class C		Class K	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	None(1)	1.00	%(2)	None	None
Victory High Yield Fund (Current and Pro Forma) (Acquiring Fund)
	Class A	Class C		Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.00%	None		None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of net asset value at the time of your purchase or redemption, whichever is lower)	None(1)	1.00	%(2)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
RS High Yield Fund (Current) (Acquired Fund)
	Class A	Class C		Class K	Class Y
Management Fees	0.60%	0.60%		0.60%	0.60%
Distribution (12b-1) Fees	0.25%	1.00%		0.65%	N/A
Other Expenses	0.31%	0.30%		0.26%	0.35%
Total Annual Fund Operating Expenses(3)	1.16%	1.90%		1.51%	0.95%
Fee Waiver/Expense Reimbursement(3)	-0.16%	-0.20%		-0.16%	-0.19%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(3)	1.00%	1.70%		1.35%	0.76%
Victory High Yield Fund (Current and Pro Forma) (Acquiring Fund)
	Class A	Class C		Class R	Class Y
Management Fees	0.60%	0.60%		0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%		0.50%	N/A
Other Expenses(4)	0.28%	0.27%		0.28%	0.32%
Total Annual Fund Operating Expenses(5)	1.13%	1.87%		1.38%	0.92%
Fee Waiver/Expense Reimbursement(5)	-0.13%	-0.17%		-0.03%	-0.16%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(5)	1.00%	1.70%		1.35%	0.76%

(1)  A deferred sales load of 1.00% applies to purchases of $1 million or more of Class A shares of the Acquired Fund if these shares are sold within 18 months of purchase. A deferred sales charge of 0.75% may be imposed on Class A shares of the Acquiring Fund with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase.

(2)  Deferred sales load applies for shares sold within one year of purchase.

(3)  RS Investments has contractually agreed to pay or reimburse the Fund's expenses (excluding expenses indirectly incurred by the Fund through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses), to the extent necessary to limit Total Annual Fund Operating Expenses to 1.00% for Class A shares, 1.70% for Class C shares, 1.35% for Class K shares, and 0.76% for Class Y shares. This expense limitation will continue through April 30, 2017 and cannot be terminated by RS Investments prior to that date without the action or consent of the Acquired Fund's Board of Trustees.

(4)  "Other Expenses" reflect estimated expenses that the Acquiring Fund expects to bear in the current fiscal year, which may differ from the "Other Expenses" of the Acquired Fund.

(5)  Victory Capital has contractually agreed to waive its management fee and/or reimburse expenses for at least two years following the closing of the Reorganization so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding acquired fund fees and expenses and certain other items such as interest, taxes and brokerage commissions) do not exceed 1.00%, 1.70%, 1.35%, and 0.76% of the Fund's Class A, Class C, Class R and Class Y shares, respectively. Victory Capital is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement. This agreement may only be terminated by the Acquiring Fund's Board of Trustees.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such period (unless otherwise indicated). These examples also assume that your investment earns a 5% return each year and that each Fund's operating expenses remain the same as shown above. These examples reflect the contractual expense limitation agreement applicable to the Acquired Fund for one year and the Acquiring

Fund for two years. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
RS High Yield Fund (Current) (Acquired Fund)
Class A	$473	$714	$975	$1,717
Class C
Assuming redemption at end of period	$273	$578	$1,008	$2,206
Assuming no redemption	$173	$578	$1,008	$2,206
Class K	$137	$462	$809	$1,788
Class Y	$78	$284	$507	$1,149
Victory High Yield Fund (Current and Pro Forma) (Acquiring Fund)
Class A	$300	$526	$785	$1,524
Class C
Assuming redemption at end of period	$273	$554	$979	$2,162
Assuming no redemption	$173	$554	$979	$2,162
Class R	$137	$431	$749	$1,652
Class Y	$78	$261	$477	$1,101

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the fund's performance. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have portfolio turnover rates similar to those of the Acquired Fund. During the fiscal year ended December 31, 2015, the Acquired Fund's portfolio turnover rate was 151% of the average value of the Fund's portfolio.

Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks

Each Fund's investment objective is to seek current income. Capital appreciation is a secondary objective.

Subsequent to the Reorganization, the Acquiring, like the Acquired Fund, Fund will normally invest at least 80% of its net assets in debt securities and other investments that, at the time of purchase, are rated below investment grade. The Acquired Fund's policy to invest at least 80% of its net assets in certain investments may not be changed without 60 days' prior written notice to shareholders. For purposes of this investment strategy, an investment is considered to be rated below investment grade if it is rated by Moody's Investors Service, Inc. and Standard & Poor's Ratings Group Ba1 or BB+, respectively, or lower or, if unrated, has been determined by Park Avenue, the Acquiring Fund's sub-adviser, to be of comparable quality. The debt securities and other investments in which the Acquiring Fund invests may include, for example, corporate bonds, mortgage-backed and asset-backed securities, zero-coupon bonds, "payment-in-kind" securities, convertible bonds, and loans. The Acquiring Fund may invest in loans and corporate bonds issued in connection with highly leveraged transactions such as mergers, leveraged buy-outs, recapitalizations, and acquisitions.

The Acquiring Fund may invest in common and preferred stocks, warrants to purchase common stocks, bonds, or other securities; typically, not more than 20% of the Acquiring Fund's assets will be invested in these types of securities. The Acquiring Fund also may invest up to 35% of the value of its total assets in foreign securities and so-called Yankee securities, which include debt securities issued by non-U.S. corporate or government entities but denominated in U.S. dollars. The Acquiring Fund may enter into exchange-traded or over-the-counter derivatives transactions of any kind, such as futures contracts, options on futures, and swap contracts, including, for example, interest rate swaps and credit default swaps.

The Acquiring Fund also may enter into exchange-traded or over-the-counter foreign currency exchange transactions, including currency futures, forward, and option transactions. The Acquiring Fund may enter into any of these transactions for a variety of purposes, including, but not limited to, hedging various risks such as credit risk, interest rate risk, currency risk, and liquidity risk; taking a net long or short position in certain investments or markets; providing liquidity in the Acquiring Fund; equitizing cash; minimizing transaction costs; generating income; adjusting the Acquiring Fund's sensitivity to interest rate risk, currency risk, or other risk; replicating certain direct investments; and asset and sector allocation. The Acquiring Fund may invest in loans of any maturity and credit quality.

If the Acquiring Fund invests in loans, the Acquiring Fund's investment management team may seek to avoid the receipt of material non-public information about the issuers of the loans being considered for purchase by the Acquiring Fund, which may affect its ability to assess the loans as compared to investors that do receive such information.

The Fund invests primarily in securities, including high-yield corporate bonds, convertible bonds, and other debt securities, that are rated below investment grade by nationally recognized statistical ratings organizations (commonly known as "high-yield" securities or "junk bonds") at the time of purchase or, if unrated, have been determined by the Acquiring Fund's investment management team to be of comparable quality.

As a result of its investment strategy, the Acquiring Fund may experience annual portfolio turnover in excess of 100%.

Subsequent to the Reorganization, Victory Capital will retain the services of Park Avenue's investment management team, which will continue to implement the same strategy as it pursued for the Acquired Fund by:

•  considering several factors in purchasing and selling securities, such as the price of the security and the earnings patterns, the financial history, the management structure, and the general prospects of the issuer; and

•  considering the duration and the maturity of the Acquiring Fund's portfolio; however, these factors are a lesser consideration than credit and yield considerations due to the nature of the high yield securities in which the Acquiring Fund invests. There is no lower limit on the rating of securities that may be in the Acquiring Fund. Some of the securities that the Acquiring Fund buys and holds may be in default.

Since there will be no changes to the principal investment strategies followed by the Acquiring Fund subsequent to the Reorganization, the principal investment risks of an investment in the Fund will continue to include:

•  High-yield/Junk Bond Risk

•  Debt Securities Risk

•  Liquidity Risk

•  Foreign Securities Risk

•  Mortgage- and Asset-backed Securities Risk

•  Derivatives Risk

•  Currency Risk

•  Loan Risk

•  Portfolio Turnover Risk

•  Credit Derivatives Risk

See Exhibit C below for a detailed description of each of these risks.

Comparison of Investment Management Team

The Acquired Fund and the Acquiring Fund each are subadvised by Park Avenue and share the same investment management team at Park Avenue. See Exhibit D for information about the members of the Acquiring Fund's investment management team.

22. Reorganization of RS Tax-Exempt Fund into Victory Tax-Exempt Fund

Comparison of Current and Pro Forma Expenses Shareholder Fees (fees paid directly from your investment)
RS Tax-Exempt Fund (Current) (Acquired Fund)
	Class A	Class C		Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	None(1)	1.00	%(2)	None
Victory Tax-Exempt Fund (Current and Pro Forma) (Acquiring Fund)
	Class A	Class C		Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.00%	None		None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of net asset value at the time of your purchase or redemption, whichever is lower)	None(1)	1.00	%(2)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
RS Tax-Exempt Fund (Current) (Acquired Fund)
	Class A	Class C		Class Y
Management Fees	0.50%	0.50%		0.50%
Distribution (12b-1) Fees	0.25%	1.00%		N/A
Other Expenses	0.18%	0.20%		0.21%
Total Annual Fund Operating Expenses(3)	0.93%	1.70%		0.71%
Fee Waiver/Expense Reimbursement(3)	-0.13%	-0.10%		-0.02%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(3)	0.80%	1.60%		0.69%
Victory Tax-Exempt Fund (Current and Pro Forma) (Acquiring Fund)
	Class A	Class C		Class Y
Management Fees	0.50%	0.50%		0.50%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%		N/A
Other Expenses(4)	0.16%	0.18%		0.19%
Total Annual Fund Operating Expenses(5)	0.91%	1.68%		0.69%
Fee Waiver/Expense Reimbursement(5)	-0.11%	-0.08%		0.00%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(5)	0.80%	1.60%		0.69%

(1)  A deferred sales load of 1.00% applies to purchases of $1 million or more of Class A shares of the Acquired Fund if these shares are sold within 18 months of purchase. A deferred sales charge of 0.75% may be imposed on Class A shares of the Acquiring Fund with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase.

(2)  Deferred sales load applies for shares sold within one year of purchase.

(3)  RS Investments has contractually agreed to pay or reimburse the Fund's expenses (excluding expenses indirectly incurred by the Fund through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses), to the extent necessary to limit Total Annual Fund Operating Expenses to 0.80% for Class A shares, 1.60% for Class C shares, and 0.69% for Class Y shares. This expense limitation will continue through April 30, 2017 and cannot be terminated by RS Investments prior to that date without the action or consent of the Acquired Fund's Board of Trustees.

(4)  "Other Expenses" reflect estimated expenses that the Acquiring Fund expects to bear in the current fiscal year, which may differ from the "Other Expenses" of the Acquired Fund.

(5)  The Adviser has contractually agreed to waive its management fee and/or reimburse expenses for at least two years following the closing of the Reorganization so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding acquired fund fees and expenses and certain other items such as interest, taxes and brokerage commissions) do not exceed 0.80%, 1.60%, and 0.69% of the Fund's Class A, Class C and Class Y shares, respectively. Victory Capital is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement. This agreement may only be terminated by the Acquiring Fund's Board of Trustees.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such period (unless otherwise indicated). These examples also assume that your investment earns a 5% return each year and that each Fund's operating expenses remain the same as shown above.

These examples reflect the contractual expense limitation agreement applicable to the Acquired Fund for one year and the Acquiring Fund for two years. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
RS Tax-Exempt Fund (Current) (Acquired Fund)
Class A	$454	$648	$858	$1,464
Class C
Assuming redemption at end of period	$263	$526	$914	$2,000
Assuming no redemption	$163	$526	$914	$2,000
Class Y	$70	$225	$393	$881
Victory Tax-Exempt Fund (Current and Pro Forma) (Acquiring Fund)
Class A	$280	$462	$672	$1,277
Class C
Assuming redemption at end of period	$263	$514	$897	$1,973
Assuming no redemption	$163	$514	$897	$1,973
Class Y	$70	$221	$384	$859

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the fund's performance. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have portfolio turnover rates similar to those of the Acquired Fund. During the fiscal year ended December 31, 2015, the Acquired Fund's portfolio turnover rate was 39% of the average value of the Fund's portfolio.

Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks

Each Fund's investment objective is to maximize current income exempt from federal income taxes, consistent with the preservation of capital.

Subsequent to the Reorganization, the Acquiring Fund, like the Acquired Fund, will invest primarily in investment-grade municipal obligations, the interest on which is, in the opinion of the issuer's bond counsel, exempt from federal income tax including the federal alternative minimum tax ("AMT"). Under normal circumstances, the Acquiring Fund will invest at least 80% of the value of the Acquiring Fund's net assets in tax-exempt municipal obligations. This is a fundamental policy of the Acquiring Fund, and it cannot be changed without the approval of the Acquiring Fund's shareholders.

For purposes of the fundamental policy stated above, the Acquiring Fund will include borrowings for investment purposes when it calculates its net assets. Up to 20% of the value of the Acquiring Fund's net assets may be invested in bonds that pay interest subject to federal income tax, including bonds that pay interest subject to the AMT. Municipal obligations are debt securities issued by states, the District of Columbia, and territories and possessions of the United States, their political subdivisions, agencies, authorities, and instrumentalities. Types of municipal obligations in which the Acquiring Fund may invest include:

•  general obligation bonds, guaranteed by the issuer's full faith, credit, and taxing power;

•  specific obligation bonds, payable by a special tax or revenue source;

•  revenue bonds, supported by a revenue source related to the project being financed;

•  notes or short-term obligations issued in anticipation of a bond sale, guaranteed by the collection of taxes or receipt of revenues; and

•  private activity bonds, including industrial development bonds, issued by or on behalf of public authorities.

The Acquiring Fund will normally invest in municipal securities that, at the time of purchase, are of investment grade. An investment-grade security is one that is rated by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group Baa3 or BBB-, respectively, or higher, or, if unrated, has been determined by Park Avenue, the Acquiring Fund's sub-adviser, to be of comparable quality. The Acquiring Fund may invest up to 10% of its assets in below investment grade or unrated municipal obligations that the Acquiring Fund's investment management team determines to be of comparable quality.

The Acquiring Fund is not required to sell a bond that has been downgraded to below investment grade after the Acquiring Fund acquires it, but the Acquiring Fund's overall holdings in below investment grade bonds, including those that have been downgraded since the time of investment, generally will not exceed 20% of the Acquiring Fund's assets. The Acquiring Fund may invest in other tax-exempt securities that are not municipal obligations. The Acquiring Fund's investments may include any type of debt instrument, including, for example, zero-coupon securities as well as floating and variable rate demand notes and bonds.

The Acquiring Fund may invest without limit in municipal obligations that pay interest from similar revenue sources, in municipal securities of issuers within a single state, or in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic areas or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Acquiring Fund's investments more susceptible to economic, political, regulatory, or other factors affecting issuers in those geographic areas or issuers whose revenues are derived from such projects, and may increase the volatility of the Acquiring Fund's net asset value. The Acquiring Fund may invest more than 25% of its total assets in a segment of the municipal securities market with similar characteristics if the Acquiring

Fund's investment management team determines that the potential return from such investment justifies the additional risk.

The Acquiring Fund may enter into exchange-traded or over-the-counter derivatives transactions of any kind, such as futures contracts, options on futures, and swap contracts, including, for example, interest rate swaps and credit default swaps. The Acquiring Fund may enter into any of these transactions for a variety of purposes, including, but not limited to, hedging various risks such as credit risk, interest rate risk, and liquidity risk; taking a net long or short position in certain investments or markets; providing liquidity in the Acquiring Fund; equitizing cash; minimizing transaction costs; generating income; adjusting the Acquiring Fund's sensitivity to interest rate risk or other risk; replicating certain direct investments; and asset and sector allocation.

Subsequent to the Reorganization, Victory Capital will retain the services of Park Avenue's investment management team, which will continue to implement the same strategy as it pursued for the Acquired Fund by:

•  allocating the Acquiring Fund's investments among a diversified portfolio of investment-grade municipal obligations and will invest primarily in municipal securities with remaining maturities of between seven and 25 years; and

•  potentially investing in municipal obligations with remaining maturities outside of that range based on its analysis of the market and the economy.

Since there will be no changes to the principal investment strategies followed by the Acquiring Fund subsequent to the Reorganization, the principal investment risks of an investment in the Fund will continue to include:

•  Debt Securities Risk

•  Municipal Obligations Risk

•  High-yield/Junk Bond Risk

•  Liquidity Risk

•  Derivatives Risk

•  Credit Derivatives Risk

See Exhibit C below for a detailed description of each of these risks.

Comparison of Investment Management Team

The Acquired Fund and the Acquiring Fund each are subadvised by Park Avenue and share the same investment management team at Park Avenue. See Exhibit D for information about the members of the Acquiring Fund's investment management team.

23. Reorganization of RS High Income Municipal Bond Fund into Victory High Income Municipal Bond Fund

Comparison of Current and Pro Forma Expenses
Shareholder Fees (fees paid directly from your investment)

RS High Income Municipal Bond Fund (Current)
(Acquired Fund)

	Class A	Class C		Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	None(1)	1.00	%(2)	None

Victory High Income Municipal Bond Fund (Current and Pro Forma)
(Acquiring Fund)

	Class A	Class C		Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.00%	None		None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of net asset value at the time of your purchase or redemption, whichever is lower)	None(1)	1.00	%(2)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

RS High Income Municipal Bond Fund (Current)
(Acquired Fund)

	Class A	Class C	Class Y
Management Fees	0.50%	0.50%	0.50%
Distribution (12b-1) Fees	0.25%	1.00%	N/A
Other Expenses	0.20%	0.23%	0.23%
Total Annual Fund Operating Expenses(3)	0.95%	1.73%	0.73%
Fee Waiver/Expense Reimbursement(3)	-0.15%	-0.16%	-0.16%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(3)	0.80%	1.57%	0.57%

Victory High Income Municipal Bond Fund (Current and Pro Forma)
(Acquiring Fund)

	Class A	Class C	Class Y
Management Fees	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	N/A
Other Expenses(4)	0.18%	0.21%	0.21%
Total Annual Fund Operating Expenses(5)	0.93%	1.71%	0.71%
Fee Waiver/Expense Reimbursement(5)	-0.13%	-0.14%	-0.14%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(5)	0.80%	1.57%	0.57%

(1)  A deferred sales load of 1.00% applies to purchases of $1 million or more of Class A shares of the Acquired Fund if these shares are sold within 18 months of purchase.

A deferred sales charge of 0.75% may be imposed on Class A shares of the Acquiring Fund with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase.

(2)  Deferred sales load applies for shares sold within one year of purchase.

(3)  RS Investments has contractually agreed to pay or reimburse the Fund's expenses (excluding expenses indirectly incurred by the Fund through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses), to the extent necessary to limit Total Annual Fund Operating Expenses to 0.80% for Class A shares, 1.57% for Class C shares, and 0.57% for Class Y shares. This expense limitation will continue through April 30, 2017 and cannot be terminated by RS Investments prior to that date without the action or consent of the Acquired Fund's Board of Trustees.

(4)  "Other Expenses" reflect estimated expenses that the Acquiring Fund expects to bear in the current fiscal year, which may differ from the "Other Expenses" of the Acquired Fund.

(5)  Victory Capital has contractually agreed to waive its management fee and/or reimburse expenses for at least two years following the closing of the Reorganization so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding acquired fund fees and expenses and certain other items such as interest, taxes and brokerage commissions) do not exceed 0.80%, 1.57%, and 0.57% of the Fund's Class A, Class C and Class Y shares, respectively. Victory Capital is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement. This agreement may only be terminated by the Acquiring Fund's Board of Trustees.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such period (unless otherwise indicated). These examples also assume that your investment earns a 5% return each year and that each Fund's operating expenses remain the same as shown above. These examples reflect the contractual expense limitation agreement applicable to the Acquired Fund for one year and the Acquiring Fund for two years. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
RS High Income Municipal Bond Fund (Current) (Acquired Fund)
Class A	$454	$652	$867	$1,484
Class C
Assuming redemption at end of period	$260	$529	$924	$2,028
Assuming no redemption	$160	$529	$924	$2,028
Class Y	$58	$217	$390	$891

	1 year	3 years	5 years	10 years
Victory High Income Municipal Bond Fund (Current and Pro Forma) (Acquiring Fund)
Class A	$280	$464	$679	$1,296
Class C
Assuming redemption at end of period	$260	$511	$901	$1,995
Assuming no redemption	$160	$511	$901	$1,995
Class Y	$58	$198	$367	$855

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the fund's performance. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have portfolio turnover rates similar to those of the Acquired Fund. During the fiscal year ended December 31, 2015, the Acquired Fund's portfolio turnover rate was 53% of the average value of the Fund's portfolio.

Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks

Each Fund's investment objective is to seek high current income exempt from federal income taxes with a secondary objective of capital appreciation.

Subsequent to the Reorganization, the Acquiring Fund, like the Acquired Fund, will invest primarily in municipal obligations, the interest on which is, in the opinion of the issuer's bond counsel, exempt from federal individual income tax (but not necessarily the AMT). The Acquiring Fund may invest any portion of its assets in obligations that pay interest subject to the AMT. The Acquiring Fund's investment management team allocates the Acquiring Fund's investments among a diversified portfolio of municipal securities offering the potential for high current income. The Acquiring Fund may invest any portion of its assets in municipal securities that are rated below investment grade (or, if unrated, considered by Park Avenue, the Acquiring Fund's sub-adviser, to be of comparable quality), commonly known as "high yield" or "junk" bonds. There is no lower limit on the rating of securities that may be in the Acquiring Fund. Some of the securities that the Acquiring Fund buys and holds may be in default.

The Fund may invest up to 100% of its assets in high yield, lower-rated fixed-income securities, including securities below investment grade, commonly known as "high yield" or "junk" bonds. A security will be considered to be below investment grade if it is rated Ba1 by Moody's Investors Service, Inc. and BB+ by Standard & Poor's Ratings Group, or lower or, if unrated, is considered by the Acquiring Fund's investment management team to be of comparable quality. A below investment grade rating reflects a greater possibility that the issuer of an investment may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the value of that investment will usually be more volatile and is likely to fall.

Under normal circumstances, the Acquiring Fund will invest at least 80% of the value of the Acquiring Fund's net assets in tax-exempt municipal obligations (which may include obligations that pay interest subject to the AMT). This is a fundamental policy of the Acquiring Fund, and it cannot be changed without the approval of the Acquiring Fund's shareholders. For purposes of the fundamental policy stated above, the Acquiring Fund will include borrowings for investment purposes when it calculates net assets. Municipal obligations are debt securities issued by states, the District of Columbia, and territories and possessions of the United States, their political subdivisions, agencies, authorities, and instrumentalities. Types of municipal obligations in which the Acquiring Fund may invest include:

•  general obligation bonds of state and local governments secured by the issuer's unlimited or limited taxing power;

•  specific obligation bonds, payable by a special tax or revenue source;

•  revenue bonds, supported by a revenue source related to the project being financed;

•  notes or short-term obligations issued in anticipation of a bond sale, backed by the collection of taxes or receipt of revenues; and

•  private activity bonds, including industrial development bonds, issued by or on behalf of public authorities.

The Acquiring Fund may invest in other tax-exempt securities that are not municipal obligations. The Acquiring Fund's investments may include any type of debt instrument, including, for example, zero-coupon securities, floating and variable-rate demand notes and bonds, and residual interest bonds, which are an inverse floating rate security ("inverse floaters").

The Acquiring Fund may invest without limit in municipal obligations that pay interest from similar revenue sources, in municipal securities of issuers within a single state, or in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic areas or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Acquiring Fund's investments more susceptible to economic, political, regulatory, or other factors affecting issuers in those geographic areas or issuers whose revenues are derived from such projects, and may increase the volatility of the Acquiring Fund's net asset value.

The Acquiring Fund may invest more than 25% of its total assets in a segment of the municipal securities market with similar characteristics if the Acquiring Fund's investment management team determines that the potential return from such investment justifies the additional risk. The Acquiring Fund may enter into exchange-traded or over-the-counter derivatives transactions of any kind, such as futures contracts, options on futures, and swap contracts, including, for example, interest rate swaps and credit default swaps. The Acquiring Fund may enter into any of these transactions for a variety of purposes, including, but not limited to, hedging various risks such as credit risk, interest rate risk, and liquidity risk; taking a net long or short position in certain investments or markets; providing liquidity in the Acquiring Fund; equitizing cash; minimizing transaction costs; generating income; adjusting the Acquiring Fund's sensitivity to interest rate risk or other risk; replicating certain direct investments; and asset and sector allocation.

Subsequent to the Reorganization, Victory Capital will retain the services of Park Avenue's investment management team, which will continue to implement the same strategy as it pursued for the Acquired Fund by:

•  allocating the Acquiring Fund's investments among a diversified portfolio of municipal securities offering the potential for high current income;

•  performing in-depth credit analysis of the issuer's creditworthiness and of the securities;

•  attempting to identify securities paying attractive current income, and securities that it believes are undervalued; and

•  considering the duration and the maturity of the Acquiring Fund's portfolio, though these factors are a lesser consideration than credit and yield considerations due to the nature of the securities in which the Acquiring Fund invests.

Since there will be no changes to the principal investment strategies followed by the Acquiring Fund subsequent to the Reorganization, the principal investment risks of an investment in the Fund will continue to include:

•  Debt Securities Risk

•  Municipal Obligations Risk

•  High-yield/Junk Bond Risk

•  Liquidity Risk

•  Derivatives Risk

•  Credit Derivatives Risk

See Exhibit C below for a detailed description of each of these risks.

Comparison of Investment Management Team

The Acquired Fund and the Acquiring Fund each are subadvised by Park Avenue and share the same investment management team at Park Avenue. See Exhibit D for information about the members of the Acquiring Fund's investment management team.

24. Reorganization of RS Floating Rate Fund into Victory Floating Rate Fund

Comparison of Current and Pro Forma Expenses
Shareholder Fees (fees paid directly from your investment)

RS Floating Rate Fund (Current)
(Acquired Fund)

	Class A	Class C		Class K	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	None(1)	1.00	%(2)	None	None

Victory Floating Rate Fund (Current and Pro Forma)
(Acquiring Fund)

	Class A	Class C		Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.00%	None		None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of net asset value at the time of your purchase or redemption, whichever is lower)	None(1)	1.00	%(2)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

RS Floating Rate Fund (Current)
(Acquired Fund)

	Class A	Class C	Class K	Class Y
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution (12b-1) Fees	0.25%	1.00%	0.65%	N/A
Other Expenses	0.16%	0.20%	0.22%	0.19%
Total Annual Fund Operating Expenses(3)	1.06%	1.85%	1.52%	0.84%
Fee Waiver/Expense Reimbursement(3)	-0.06%	-0.05%	0.00%	-0.06%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(3)	1.00%	1.80%	1.52%	0.78%

Victory Floating Rate Fund (Current and Pro Forma)
(Acquiring Fund)

	Class A	Class C	Class R	Class Y
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	N/A
Other Expenses(4)	0.15%	0.19%	0.26%	0.18%
Total Annual Fund Operating Expenses(5)	1.05%	1.84%	1.41%	0.83%
Fee Waiver/Expense Reimbursement(5)	-0.05%	-0.04%	0.00%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(5)	1.00%	1.80%	1.41%	0.78%

(1)  A deferred sales load of 1.00% applies to purchases of $500,000 or more of Class A shares if these shares are sold within 12 months of purchase. For shareholders who purchased $1 million or more of Class A shares prior to March 2, 2015, a deferred sales load of 1.00% applies for shares sold within 18 months of purchase. A deferred sales charge of 0.75% may be imposed on Class A shares of the Acquiring Fund with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase.

(2)  Deferred sales load applies for shares sold within one year of purchase.

(3)  RS Investments has contractually agreed to pay or reimburse the Fund's expenses (excluding expenses indirectly incurred by the Fund through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses), to the extent necessary to limit Total Annual Fund Operating Expenses to 1.00% for Class A shares, 1.80% for Class C shares, 1.56% for Class K shares, and 0.78% for Class Y shares. This expense limitation will continue through April 30, 2017 and cannot be terminated by RS Investments prior to that date without the action or consent of the Acquired Fund's Board of Trustees.

(4)  "Other Expenses" reflect estimated expenses that the Acquiring Fund expects to bear in the current fiscal year, which may differ from the "Other Expenses" of the Acquired Fund.

(5)  Victory Capital has contractually agreed to waive its management fee and/or reimburse expenses for at least two years following the closing of the Reorganization so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding acquired fund fees and expenses and certain other items such as interest, taxes and brokerage commissions) do not exceed 1.00%, 1.80%, 1.56% and 0.78% of the Fund's Class A, Class C, Class R and Class Y shares, respectively. Victory Capital is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement. This agreement may only be terminated by the Acquiring Fund's Board of Trustees

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such period (unless otherwise indicated). These examples also assume that your investment earns a 5% return each year and that each Fund's operating expenses remain the same as shown above.

These examples reflect the contractual expense limitation agreement applicable to the Acquired Fund for one year and the Acquiring Fund for two years. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
RS Floating Rate Fund (Current) (Acquired Fund)
Class A	$325	$549	$791	$1,485
Class C
Assuming redemption at end of period	$283	$577	$996	$2,165
Assuming no redemption	$183	$577	$996	$2,165
Class K	$155	$480	$829	$1,813
Class Y	$80	$262	$460	$1,032

	1 year	3 years	5 years	10 years
Victory Floating Rate Fund (Current and Pro Forma) (Acquiring Fund)
Class A	$300	$517	$758	$1,448
Class C
Assuming redemption at end of period	$283	$571	$988	$2,152
Assuming no redemption	$183	$571	$988	$2,152
Class R	$144	$446	$771	$1,691
Class Y	$80	$255	$450	$1,016

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the fund's performance. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have portfolio turnover rates similar to those of the Acquired Fund. During the fiscal year ended December 31, 2015, the Acquired Fund's portfolio turnover rate was 29% of the average value of the Fund's portfolio.

Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks

Each Fund's investment objective is to seek a high level of current income.

Subsequent to the Reorganization, the Acquiring Fund, like the Acquired Fund, will invest primarily in floating rate loans and other floating rate investments. Floating rate investments are debt obligations of companies or other entities that have interest rates that adjust or "float" periodically, normally on a daily, monthly, quarterly, or semiannual basis by reference to a base lending rate (such as LIBOR) plus a premium. A floating rate loan is typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. The Acquiring Fund will typically acquire loans directly in a transaction arranged through an agent or by assignment from another holder of the loan. The Acquiring Fund will typically invest in senior secured corporate loans.

The Acquiring Fund will normally invest at least 80% of its net assets in floating rate loans and other floating rate investments. The Acquired Fund's policy to invest at least 80% of its net assets in certain investments may not be changed without 60 days' prior written notice to shareholders. Floating rate investments include, without limitation, floating rate debt securities, money market securities of all types, repurchase agreements, and shares of money market funds. For this purpose, the investment management team considers floating rate investments to include investments whose interest rates do not by their terms reset prior to maturity but have maturities of six months or less. The Acquiring Fund may invest up to 100% of its assets in obligations of foreign issuers, including sovereign and private issuers.

The Acquiring Fund may enter into foreign currency exchange transactions in order to hedge against adverse changes in the values of currencies in which those obligations are denominated.

Floating rate loans in which the Acquiring Fund invests are expected to be "senior" loans, although the Acquiring Fund may invest in other types of loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. For example, the Acquiring Fund may be delayed or prevented from realizing on its collateral. A significant portion of the Acquiring Fund's floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments.

The Acquiring Fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations. Other debt obligations in which the Acquiring Fund may invest include all types of debt instruments such as corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities.

The investment management team expects that most or all of the investments held by the Acquiring Fund will typically be below investment grade. An investment is considered to be below investment grade if it is rated Ba1 by Moody's Investors Service, Inc. and BB+ by Standard & Poor's Ratings Group, or lower or, if unrated, is considered by Park Avenue, the Acquiring Fund's sub-adviser, to be of comparable quality. A below investment grade rating reflects a greater possibility that the issuer of an investment may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the value of that investment will usually be more volatile and is likely to fall.

Senior loans typically are of below investment grade quality and (if rated) have below investment grade credit ratings, which ratings are associated with securities having high risk, speculative characteristics (sometimes referred to as "junk"). Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although the Acquiring Fund's investment management team considers credit ratings in making investment decisions, it performs its own investment analysis and does not rely only on ratings assigned by the rating agencies. The Acquiring Fund depends more on the Acquiring Fund's investment management team's ability to buy lower-rated debt than it does on its ability to buy investment-grade debt. The Acquiring

Fund may have to participate in legal proceedings or take possession of and manage assets that secure the issuer's obligations. This could increase the Acquiring Fund's operating expenses and decrease its net asset value.

The Acquiring Fund may enter into exchange-traded or over-the-counter derivatives transactions of any kind, such as futures contracts, options on futures, and swap contracts, including, for example, interest rate swaps and credit default swaps. The Acquiring Fund also may enter into exchange-traded or over-the-counter foreign currency exchange transactions, including currency futures, forward, and option transactions. The Acquiring Fund may enter into any of these transactions for a variety of purposes, including, but not limited to, hedging various risks such as credit risk, interest rate risk, currency risk, and liquidity risk; taking a net long or short position in certain investments or markets; providing liquidity in the Acquiring Fund; equitizing cash; minimizing transaction costs; generating income; adjusting the Acquiring Fund's sensitivity to interest rate risk, currency risk, or other risk; replicating certain direct investments; and asset and sector allocation.

Subsequent to the Reorganization, Victory Capital will retain the services of Park Avenue's investment management team, which will continue to implement the same strategy as it pursued for the Acquired Fund by:

•  considering several factors in purchasing and selling investments for the Acquiring Fund, such as fundamental analysis of the issuer, the credit quality of the issuer and any collateral securing the investment, the issuer's management, capital structure, leverage, and operational performance, and the business outlook for the industry of the issuer; and

•  seeking to avoid the receipt of material non-public information about the issuers of floating rate loans being considered for purchase by the Acquiring Fund, which may affect its ability to assess the floating rate loans as compared to investors that do receive such information.

Since there will be no changes to the principal investment strategies followed by the Acquiring Fund subsequent to the Reorganization, the principal investment risks of an investment in the Fund will continue to include:

•  Debt Securities Risk

•  High-yield/Junk Bond Risk

•  Liquidity Risk

•  Loan Risk

•  Foreign Securities Risk

•  Derivatives Risk

•  Currency Risk

•  Credit Derivatives Risk

See Exhibit C below for a detailed description of each of these risks.

Comparison of Investment Management Team

The Acquired Fund and the Acquiring Fund each are subadvised by Park Avenue and share the same investment management team at Park Avenue. See Exhibit D for information about the members of the Acquiring Fund's investment management team.

25. Reorganization of RS Strategic Income Fund into Victory Strategic Income Fund

Comparison of Current and Pro Forma Expenses
Shareholder Fees (fees paid directly from your investment)

RS Strategic Income Fund (Current)
(Acquired Fund)

	Class A	Class C		Class K	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	None(1)	1.00	%(2)	None	None

Victory Strategic Income Fund (Current and Pro Forma)
(Acquiring Fund)

	Class A	Class C		Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.00%	None		None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of net asset value at the time of your purchase or redemption, whichever is lower)	None(1)	1.00	%(2)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

RS Strategic Income Fund (Current)
(Acquired Fund)

	Class A	Class C	Class K	Class Y
Management Fees	0.60%	0.60%	0.60%	0.60%
Distribution (12b-1) Fees	0.25%	1.00%	0.65%	N/A
Other Expenses	0.31%	0.37%	0.33%	0.38%
Total Annual Fund Operating Expenses(3)	1.16%	1.97%	1.58%	0.98%
Fee Waiver/Expense Reimbursement(3)	-0.21%	-0.23%	-0.24%	-0.24%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(3)	0.95%	1.74%	1.34%	0.74%

Victory Strategic Income Fund (Current and Pro Forma)
(Acquiring Fund)

	Class A	Class C	Class R	Class Y
Management Fees	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	N/A
Other Expenses(4)	0.28%	0.34%	0.32%	0.35%
Total Annual Fund Operating Expenses(5)	1.13%	1.94%	1.42%	0.95%
Fee Waiver/Expense Reimbursement(5)	-0.18%	-0.20%	-0.08%	-0.21%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(5)	0.95%	1.74%	1.34%	0.74%

(1)  A deferred sales load of 1.00% applies to purchases of $1 million or more of Class A shares of the Acquired Fund if these shares are sold within 18 months of purchase.

A deferred sales charge of 0.75% may be imposed on Class A shares of the Acquiring Fund with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase.

(2)  Deferred sales load applies for shares sold within one year of purchase.

(3)  RS Investments has contractually agreed to pay or reimburse the Fund's expenses (excluding expenses indirectly incurred by the Fund through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses), to the extent necessary to limit Total Annual Fund Operating Expenses to 0.95% for Class A shares, 1.74% for Class C shares, 1.34% for Class K shares, and 0.74% for Class Y shares. This expense limitation will continue through April 30, 2017 and cannot be terminated by RS Investments prior to that date without the action or consent of the Acquired Fund's Board of Trustees.

(4)  "Other Expenses" reflect estimated expenses that the Acquiring Fund expects to bear in the current fiscal year, which may differ from the "Other Expenses" of the Acquired Fund.

(5)  Victory Capital has contractually agreed to waive its management fee and/or reimburse expenses for at least two years following the closing of the Reorganization so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding acquired fund fees and expenses and certain other items such as interest, taxes and brokerage commissions) do not exceed 0.95%, 1.74%, 1.34%, and 0.74% of the Fund's Class A, Class C, Class R and Class Y shares, respectively. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement. This agreement may only be terminated by the Acquiring Fund's Board of Trustees.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such period (unless otherwise indicated). These examples also assume that your investment earns a 5% return each year and that each Fund's operating expenses remain the same as shown above. These examples reflect the contractual expense limitation agreement applicable to the Acquired Fund for one year and the Acquiring Fund for two years. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
RS Strategic Income Fund (Current) (Acquired Fund)
Class A	$468	$710	$970	$1,713
Class C
Assuming redemption at end of period	$277	$596	$1,041	$2,277
Assuming no redemption	$177	$596	$1,041	$2,277
Class K	$136	$475	$838	$1,858
Class Y	$76	$288	$518	$1,180

	1 year	3 years	5 years	10 years
Victory Strategic Income Fund (Current and Pro Forma) (Acquiring Fund)
Class A	$295	$516	$775	$1,515
Class C
Assuming redemption at end of period	$277	$569	$1,009	$2,231
Assuming no redemption	$177	$569	$1,009	$2,231
Class R	$136	$433	$761	$1,688
Class Y	$76	$260	$483	$1,127

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the fund's performance. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have portfolio turnover rates similar to those of the Acquired Fund. During the fiscal year ended December 31, 2015, the Acquired Fund's portfolio turnover rate was 41% of the average value of the Fund's portfolio.

Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks

Each Fund's investment objective is to seek high current income with a secondary objective of capital appreciation.

Subsequent to the Reorganization, the Acquiring Fund, like the Acquired Fund, will invest in fixed-income obligations of any kind, including, by way of example, U.S. and foreign corporate investment-grade securities; U.S. government securities and securities of foreign governments and supranational entities; U.S. and foreign below investment grade bonds; and cash instruments. The Acquiring Fund may invest in investments of any maturity. The Acquiring Fund may invest in securities of any quality, and may invest without limit in below investment grade securities or unrated securities considered by the Acquiring Fund's investment management team to be of comparable quality, sometimes referred to as "high yield" or "junk" bonds. An investment is considered to be below investment grade if it is rated Ba1 by Moody's Investors Service, Inc. and BB+ by Standard & Poor's Ratings Group, or lower or, if unrated, is considered by Park Avenue, the Acquired Fund's sub-adviser, to be of comparable quality. A below investment grade rating reflects a greater possibility that the issuer of an investment may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the value of that investment will usually be more volatile and is likely to fall.

The Acquiring Fund may invest in emerging markets debt. There is no limit on the amount of the Acquiring Fund's assets that may be invested in obligations of issuers in any country or group of countries. The Acquiring Fund may invest in any type of debt instrument, including, for example, domestic or foreign corporate debt securities, securities issued or guaranteed by sovereign governments, their agencies, or instrumentalities, and mortgage-backed securities. The Acquiring Fund may invest in "tax credit bonds" (including Build America Bonds, clean renewable energy bonds and qualified tax credit bonds) and tax-exempt bonds. The Acquiring Fund may invest in convertible securities and warrants. The Acquiring Fund may invest a substantial portion of its assets in mortgage-backed securities, including collateralized mortgage obligations, and other asset-backed securities. The Acquiring Fund may invest in loans of any maturity and credit quality.

If the Acquiring Fund invests in loans, the Acquiring Fund's investment management team may seek to avoid the receipt of material non-public information about the issuers of the loans being considered for purchase by the Acquiring Fund, which may affect its ability to assess the loans as compared to investors that do receive such information.

The Acquiring Fund may enter into exchange-traded or over-the-counter derivatives transactions of any kind, such as futures contracts, options on futures, and swap contracts, including, for example, interest rate swaps and credit default swaps. The Acquiring Fund also may enter into exchange-traded or over-the-counter foreign currency exchange transactions, including currency futures, forward, and option transactions. The Acquiring Fund may enter into any of these transactions for a variety of purposes, including, but not limited to, hedging various risks such as credit risk, interest rate risk, currency risk, and liquidity risk; taking a net long or short position in certain investments or markets; providing liquidity in the Acquiring Fund; equitizing cash; minimizing transaction costs; generating income; adjusting the Acquiring Fund's sensitivity to interest rate risk, currency risk, or other risk; replicating certain direct investments; and asset and sector allocation. In addition, as a substitute for investments directly in debt securities, the Acquiring Fund may seek exposure to such debt securities through investments in exchange-traded funds.

Subsequent to the Reorganization, Victory Capital will retain the services of Park Avenue's investment management team, which will continue to implement the same strategy as it pursued for the Acquired Fund by:

•  allocating the Acquiring Fund's investments among fixed-income obligations of any kind (and other) types of obligations based on its detailed analysis of market, economic, political, and other factors, and of the potential for the various obligations to provide high current income and/or capital appreciation;

•  selecting specific investments for the Acquiring Fund by considering a wide variety of factors, including yield, potential for appreciation in value, the credit quality of the issuer or collateral, maturity, and the degree of risk associated with a specific investment relative to the potential for favorable investment returns and to other investments; and

•  selling investments when it believes that they no longer offer attractive potential future returns compared to other investment opportunities or that they present undesirable risks, or in an attempt to limit losses on investments that may decline or have declined in value.

Since there will be no changes to the principal investment strategies followed by the Acquiring Fund subsequent to the Reorganization, the principal investment risks of an investment in the Fund will continue to include:

•  Debt Securities Risk

•  High-yield/Junk Bond Risk

•  Liquidity Risk

•  Derivatives Risk

•  Mortgage- and Asset-backed Securities Risk

•  Foreign Securities Risk

•  Emerging Market Risk

•  Municipal Obligations Risk

•  Currency Risk

•  Loan Risk

•  Portfolio Turnover Risk

•  Credit Derivatives Risk

See Exhibit C below for a detailed description of each of these risks.

Comparison of Investment Management Team

The Acquired Fund and the Acquiring Fund each are subadvised by Park Avenue and share the same investment management team at Park Avenue. See Exhibit D for information about the members of the Acquiring Fund's investment management team.

PROPOSAL — APPROVING A FUNDAMENTAL INVESTMENT POLICY
REGARDING DIVERSIFICATION OF INVESTMENTS

Affected Funds: RS Investors Fund and RS Global Natural Resources Fund

Each of RS Investors Fund and RS Global Natural Resources Fund is currently classified as a "diversified" fund for purposes of Section 5(b)(1) of the 1940 Act. As a diversified fund, with respect to 75% of its total assets, no more than 5% of each Fund's total assets may be invested in the securities of any single issuer, and it may not hold more than 10% of the outstanding voting securities of any single issuer. With respect to the remaining 25% of its total assets, there is no limit on the percentage of assets each Fund may invest in the securities of a single issuer or on the outstanding voting securities of an issuer that may be held by the Fund. These 1940 Act limits do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to securities issued by other investment companies. These limits apply only at the time a Fund purchases a security. Each Fund may exceed these limits if positions it already holds increase in value relative to the rest of the Fund's holdings.

RS Investments and Victory Capital have proposed that shareholders of each of RS Investors Fund and RS Global Natural Resources Fund approve a fundamental investment policy to operate the corresponding Acquiring Fund as a "non-diversified" fund under the 1940 Act. RS Investments and Victory Capital believe that operating each Acquiring Fund as a diversified fund would give the portfolio managers of the Fund more flexibility in implementing the Fund's investment strategy. While a non-diversified fund is not subject to the restrictions described in the preceding paragraph, it is subject to the diversification requirements that apply to "regulated investment companies" under the Internal Revenue Code.

For each applicable Acquiring Fund, the proposed change would allow the Fund to operate as a non-diversified fund and to invest more of its assets in the securities of fewer issuers than a diversified fund. Each Fund would be exposed to non-diversification risk, as its ability to invest more of its assets in the securities of fewer issuers would increase its vulnerability to factors affecting a single investment; therefore, the Funds may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

For RS Investors Fund, it is expected that any disposition of portfolio securities in connection with the proposed change to operate as a non-diversified fund would be insignificant, and as such, any resulting transaction costs and taxable distributions of gains to shareholders are also expected to be insignificant. The portion of the portfolio securities that RS Global Natural Resources Fund will sell in order to effect its conversion to a non-diversified fund has not been determined as of this date. Accordingly, the amount of transaction costs is not known. The actual tax effect of any such sales will depend on the difference between the price at which such portfolio assets are sold and the tax basis in such assets. Any capital gains recognized in any such sales on a net basis, after reduction by any capital loss carryovers, will be distributed to shareholders as taxable distributions. As of

December 31, 2015, RS Global Natural Resources Fund had a net built-in loss of $1,623,026,895 and $251,765,330 of capital loss carryovers. The Board of RS Investment Trust has been informed by Victory Capital that, if the Reorganization for one or both of the Funds is approved by shareholders, but the proposed fundamental investment policy for the corresponding Acquiring Fund is not approved, the applicable Acquiring Fund will be operated as a diversified fund.

ADDITIONAL INFORMATION ABOUT EACH REORGANIZATION AND THE PROPOSALS

Principal Risks

Except for certain differences between the investment strategies and risks of RS Investors Fund, RS Global Natural Resources Fund, RS Technology Fund, RS Investment Quality Bond Fund, and RS Low Duration Bond Fund and their corresponding Acquiring Funds discussed above, the principal risks of the Acquired Funds and the Acquiring Funds will be substantially identical. Set forth in Exhibit C is a glossary of risks, in alphabetical order, describing the principal risks indicated for each Acquiring Fund in "Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks" above. You may lose money by investing in any of these Funds.

Purchases and Sales of Acquired Fund and Acquiring Fund Shares

The Acquired Fund and the Acquiring Fund have similar policies for buying and selling shares and similar exchange rights. Please see Exhibit D for a description of these policies for the Acquiring Funds, which are the same as the comparable policies for the Acquired Funds, except as noted below:

•  Acquired Fund shareholders are able to exchange their shares among all funds in the RS family of funds. Shareholders of the Acquiring Funds will be limited to exchanges among the Acquiring Funds and exchanges will not be available among the broader family of Victory funds immediately following the Reorganizations and for so long as the Acquiring Funds and the other Victory funds maintain different transfer agents. While Victory Capital expects that shareholders will be able to exchange their shares for shares of any other Fund in the Victory Funds complex within 12 months, there can be no assurance that the exchange feature will be available within that time frame.

•  Currently, shareholders of RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS Floating Rate Fund, RS High Income Municipal Bond Fund, RS High Yield Fund, RS Strategic Income Fund and RS Tax-Exempt Fund are not able to purchase or redeem their shares on days when the New York Stock Exchange ("NYSE") is closed; however, shareholders are able to purchase or redeem their shares in these Funds on days when the bond markets are closed if the NYSE is open. Shareholders of the corresponding Acquiring Funds, however, are not able to purchase or redeem their shares on days when the NYSE is closed or on days when the bond markets are closed.

•  Additional purchases of Class A shares of the Acquiring Funds (except the Fixed Income Acquiring Funds) may be subject to higher sales charges than they would have been under the sales charge schedule applicable to Class A purchases of the corresponding Acquired Funds. See Exhibit D for a comparison of the sales charge schedules applicable to Class A shares of the Acquired Funds and the Acquiring Funds.

•  The Acquired Funds offer dollar cost averaging, which means that a shareholder can arrange to have amounts of $100 or more automatically exchanged among the Acquiring Funds on a monthly or quarterly basis, subject to certain conditions. The Acquiring Funds do not offer dollar cost averaging as an available investment option.

•  Both the Acquired Funds and the Acquiring Funds discourage frequent purchases and redemptions of fund shares (market timing) and have similar policies and procedures regarding market timing. However there are some differences between the Acquired Funds' and the Acquiring Funds' policies and procedures regarding market timing. For example, under the Acquired Funds' policies and procedures, a shareholder who effects two material round trips in an Acquired Fund's shares within a 60 day period may be restricted for a period of time or permanently from investing in the Acquired Funds. Under the Acquiring Funds' policies and procedures, a shareholder's trading privileges are suspended (other than redemption of Acquiring Fund shares) if the shareholder has a history of three short-term transactions within 90 days or less. The Acquired Funds have implemented a "zero-tolerance" policy with respect to identified market timing activity in the Acquired Funds.

Jurisdiction of Organization

Both the Acquired Funds and the Acquiring Funds are structured as series of open-end management investment companies. The Acquired Funds are organized as series of a Massachusetts business trust and the Acquiring Funds are organized as series of a Delaware statutory trust. Please see Exhibit E for a comparison of the material rights of shareholders of the Acquired Funds and shareholders of the Acquiring Funds.

Terms of Each Reorganization

The Board of each Fund has approved the Agreement, a copy of which is attached to this combined prospectus/proxy statement as Exhibit A. The following is a summary of certain terms of the Agreement:

•  Each Reorganization is expected to occur in the second quarter of 2016, subject to approval by Acquired Fund shareholders, receipt of any necessary regulatory approvals and satisfaction of any other conditions to closing. However, following such approvals, each Reorganization is expected to occur as soon as is conveniently practicable.

•  On the closing date of each Reorganization, the Acquired Fund will transfer all of its assets to the corresponding Acquiring Fund and, in exchange, the corresponding Acquiring Fund will assume all the Acquired Fund's liabilities and will issue Reorganization Shares to the Acquired Fund. The value of each Acquired Fund's assets, as well as the number of Reorganization Shares to be issued to the Acquired Fund, will be determined in accordance with the Agreement. The Reorganization Shares will have an aggregate net asset value on the business day immediately preceding the closing of the Reorganization equal to the value of the assets received from the Acquired Fund, less the liabilities assumed by the corresponding Acquiring Fund in the transaction. The Reorganization Shares will be distributed to Acquired Fund shareholders in proportion to their holdings of shares of the Acquired Fund, in liquidation of the Acquired Fund. As a result, shareholders of the Acquired Fund will become shareholders of the corresponding Acquiring Fund.

The members of the Board of RS Investment Trust who are not "interested persons" (as defined in the 1940 Act) of the Acquired Funds (the "independent trustees") have determined that they will receive additional compensation for the additional work they have undertaken in reviewing and evaluating the Reorganizations, attending additional meetings and related matters, and that those independent trustees who will not serve as trustees of the Acquiring Funds following the Reorganizations will receive additional compensation in return for serving on an advisory committee and making themselves available for consultations regarding the Acquiring Funds for a one-year period following the Reorganizations. RS Investments will bear the cost of any additional compensation.

Conditions to Closing Each Reorganization

The completion of each Reorganization is subject to certain conditions described in the Agreement, including:

•  The Transaction by RS Investments and Victory Capital closes;

•  The Acquired Fund has delivered to the corresponding Acquiring Fund a certificate executed in its name by a duly authorized officer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in the Agreement and Plan of Reorganization are true and correct as of the Closing Date.

•  The Acquiring Fund has delivered to the corresponding Acquired Fund a certificate executed in its name by a duly authorized officer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in the Agreement and Plan of Reorganization are true and correct as of the Closing Date.

•  The Acquired Fund and the corresponding Acquiring Fund will have received any opinions of counsel necessary to carry out the Reorganization.

•  The Acquired Fund and the corresponding Acquiring Fund will have received any approvals, consents or exemptions from the SEC or any other regulatory body necessary to carry out the Reorganization.

•  A registration statement on Form N-14 relating to the Reorganization will have been filed with the SEC and become effective.

•  The shareholders of the Acquired Fund will have approved the Agreement by the requisite vote of a majority of the outstanding voting securities.

•  The Acquired Fund and the corresponding Acquiring Fund will have received an opinion of tax counsel substantially to the effect that, as described in more detail in the section entitled "Tax Status of the Reorganizations," the shareholders of the Acquired Fund will not recognize gain or loss for U.S. federal income tax purposes upon the exchange of their Acquired Fund shares for the Reorganization Shares of the corresponding Acquiring Fund in connection with the Reorganization and the Acquired Fund will not recognize gain or loss as a direct result of the Reorganization.

Termination of the Agreement

The Agreement and the transactions contemplated by it may be terminated and abandoned with respect to any Reorganization by mutual agreement of the Acquired Fund and the Acquiring Fund at any time prior to the closing thereof; by either the Acquired Fund or the Acquiring Fund in the event of a material breach of the Agreement by the other Fund; by a failure of any condition precedent to the terminating Fund's obligations under the Agreement; by any judgment, injunction, order, ruling or decree or any other action restraining, enjoining or otherwise prohibiting the Agreement or any Reorganization by any governmental authority of competent jurisdiction. In the event of a termination, RS Investments and Victory Capital will bear all costs associated with the Reorganization.

Tax Status of the Reorganizations

Each Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Reorganization, the Acquired Fund and the Acquiring Fund will receive an opinion from Morrison & Foerster LLP substantially to the effect that, as further described below, on the basis of existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, and court decisions, generally for U.S. federal income tax purposes:

•  The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares, followed by the distribution by the Acquired Fund of such Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

•  No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or (ii) upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in liquidation.

•  No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of the liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares.

•  The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer.

•  The holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund.

•  No gain or loss will be recognized by Acquired Fund shareholders upon the exchange of all of their Acquired Fund Shares for the Acquiring Fund Shares.

•  The aggregate tax basis of the Acquiring Fund Shares to be received by each shareholder of the Acquired Fund will be the same as the aggregate tax basis of Acquired Fund Shares exchanged therefor.

•  An Acquired Fund shareholder's holding period for the Acquiring Fund Shares to be received will include the period during which Acquired Fund Shares exchanged therefor were held, provided that the shareholder held Acquired Fund Shares as a capital asset on the date of the exchange.

•  The Acquiring Fund will succeed to and take into account the items of the corresponding Acquired Fund described in Section 381(c) of the Code (including capital loss carryovers), subject to the conditions and limitations specified in the Code, the regulations thereunder, and existing court decisions and published interpretations of the Code and Regulations.

Each opinion will be based on certain factual certifications made by officers of the Acquired Trust and the Acquiring Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the Internal Revenue Service (the "IRS") or a court would agree with Morrison & Foerster LLP's opinion.

Opinions of counsel are not binding upon the IRS or the courts. If a Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, a shareholder of the Acquired Fund would recognize a taxable gain or loss for federal income tax purposes equal to the difference between his or her tax basis in his or her Acquired Fund shares and the fair market value of the Reorganization Shares he or she received. Shareholders of an Acquired Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances.

A portion of the portfolio assets of each Acquired Fund may be sold at any time before or after the Reorganization in connection with its Reorganization (or in certain cases, in connection with a change in investment strategy expected to occur in connection with its Reorganization). Except in the case of RS Technology Fund and RS Global Natural Resources Fund, it is not anticipated that such sales will be significant. The actual tax effect of any such sales depends on the difference between the price at which such portfolio assets are sold and the tax basis in such assets of the Fund making the sale. Any capital gains recognized in these sales on a net basis, after reduction by any available capital losses, will be distributed to shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale, and such distributions will be taxable to shareholders. As of December 31, 2015, RS Technology Fund had a net built-in gain of $37,302,451 and capital loss carryovers available to offset such gain of $0, and RS Global Natural Resources Fund had a net built-in loss of $1,623,026,895 and $251,765,330 of capital loss carryovers.

The ability of each Acquiring Fund to carry forward capital losses (if any) of its corresponding Acquired Fund and to use such losses to offset future gains is not expected to be limited as a direct result of the Reorganizations.

This description of the federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the U.S. federal income tax consequences of the Reorganizations, shareholders should also consult their tax advisers as to the state, local, foreign and non-income tax consequences, if any, of the Reorganization.

Reasons for the Proposed Reorganizations and Board Deliberations Regarding the Proposals

Each Reorganization was reviewed by the Board of RS Investment Trust, with the advice and assistance of Fund counsel and independent legal counsel to the independent trustees. At a meeting of the Board on January 19, 2016, the Board considered the Reorganization of each Acquired Fund. In advance of this meeting, RS Investments and Victory Capital provided background materials, analyses and other information to the Board regarding, among other things, the topics discussed below, including responses to specific requests by the Board, and responded to questions raised by the Board at the meeting. Before that meeting, the independent trustees also met among themselves and with their independent counsel to discuss the information provided and to prepare for the meeting.

After the Board reviewed, evaluated and discussed the materials, analyses and information provided to it that the Board considered relevant to its deliberations, the Board, including the independent trustees thereof, unanimously approved the Reorganization of each Acquired Fund overseen by it. The Board, including the independent trustees thereof, also unanimously determined that participation by each Acquired Fund in its corresponding Reorganization would be in the best interests of the Acquired Fund and that the interests of existing shareholders of the Acquired Fund would not be diluted as a result of the Reorganization.

When it considered the proposed Reorganizations, the Board of the Acquired Funds took note of the following factors and considerations:

•  various potential benefits of each Reorganization to the shareholders of the Acquired Funds, including without limitation that:

•  in most cases, shareholders will continue to benefit from the expertise of the same portfolio managers who currently manage the Acquired Funds;

•  there are opportunities for increased asset growth and improved economies of scale, over the long-term, as a result of the combined distribution capabilities of the new organization;

•  Victory Capital has agreed to contractually limit each Acquired Fund's total operating expenses for all classes of shares so that, on a net basis, such expenses are expected to be equal to or lower than current operating expenses for at least two years following the closing of the Reorganizations, although the Board noted that total operating expenses could increase after that date unless the Victory Capital expense limitation agreement is continued;

•  the ability to spread fixed costs over a larger combined asset base of Victory funds, which has the potential to result in a reduction in the per share expenses paid by shareholders of the Acquiring Funds over the longer term;

•  the investment advisory fee paid by each Acquiring Fund will be the same as that paid by the corresponding Acquired Fund;

•  the substantially identical investment objectives, principal investment strategies, and principal risks of the Acquired Fund and the Acquiring Fund except as follows:

•  RS Investors Fund and RS Global Natural Resources Fund: The Board considered that shareholders of RS Investors Fund and RS Global Natural Resources Fund will have the opportunity to vote on whether each Acquiring Fund corresponding to RS Investors Fund and RS Global Natural Resources Fund will be operated as a "non-diversified" fund. RS Investors Fund and

RS Global Natural Resources Fund are each currently operated as a "diversified" fund. Further detail on these considerations is included below.

•  RS Technology Fund: The Acquiring Fund corresponding to the RS Technology Fund, the Victory RS Science and Technology Fund, intends to invest at least 80% of its net assets in securities issuers engaged in a broader range of activities which includes science and/or technology companies, as well as companies that utilize technology to create competitive advantages or benefit from the use or application of scientific or technological developments. The Acquiring Fund expects to employ two additional portfolio managers, both of whom currently are members of RS Investments' Growth Team in addition to those individuals who manage the RS Technology Fund currently (who are also members of RS Investments' Growth Team). The Board considered that, by broadening the opportunity set and the number of portfolio managers overseeing the Acquiring Fund as compared to the Acquired Fund, RS Investments believes that the Acquiring Fund can provide the investor with better diversification of both market exposure and alpha opportunity.

•  RS Investment Quality Bond Fund and RS Low Duration Bond Fund: the Acquiring Funds corresponding to each of RS Investment Quality Bond Fund and RS Low Duration Bond Fund will be managed by an investment management team at INCORE Capital Management, a Victory Capital investment franchise. The investment strategies of these Acquiring Funds will be substantially similar to those of the Acquired Funds; the investment objectives of the Acquiring Funds and the corresponding Acquired Funds will be substantially identical.

•  that there was not expected to be any change in the investment management team for any of the Funds, other than RS Technology Fund, RS Investment Quality Bond Fund, and RS Low Duration Bond Fund. In this regard, to assess those changes, the Board considered:

•  The portfolio management personnel and other professionals involved with INCORE's services;

•  The investment strategy and style currently used by INCORE for its other fixed income advisory clients, as well as its portfolio holdings;

•  The administrative, operational and compliance resources available to INCORE in performing its advisory services for those Acquiring Funds;

•  The somewhat broader investment mandate for the RS Technology Fund that should allow for additional investment opportunities generally comparable to the strategy of the RS Fund.

•  the expected absence of any material unfavorable U.S. federal income tax consequences of the Reorganization (see "Tax Status of the Reorganizations");

•  that the direct costs associated with the Reorganizations will be borne by Victory Capital and RS Investments and not by the shareholders of the Acquired Funds;

•  Victory Capital's representation that the Reorganizations are not expected to result in diminution in the level or quality of services that Acquired Fund shareholders currently receive;

•  the alternatives available to each Acquired Fund if that Acquired Fund, or various Acquired Funds, do not participate in the Reorganization, and the likely less favorable effects on the shareholders of that Acquired Fund of those alternatives;

•  that one or more independent trustees are expected to join the board of the investment trust that includes the Acquiring Funds;

•  the services expected to be provided by any sub-advisers to certain of the Acquiring Funds, and the related proposed terms; and

•  the expectations of RS Investments, based on an undertaking by Victory Capital, that the conditions under Section 15(f) of the 1940 Act would be satisfied including a three-year period after the closing of the Reorganizations during which at least 75% of the members of the board of trustees for the Acquiring Funds would remain disinterested within the meaning of the 1940 Act, and a two-year period during which no "unfair burden" would be imposed on the Acquiring Funds.

In their deliberations, the Board did not identify any single factor that was paramount or controlling and individual Board members may have attributed different weights to various factors. The Board also evaluated the information available to it on an Acquired Fund-by-Acquired Fund basis, and made determinations separately in respect of each Acquired Fund it oversees.

In addition to the approval of the Board of RS Investment Trust, the Board of Victory Portfolios also separately met to consider information provided by RS Investments and Victory Capital concerning the Funds, the Transaction and the proposed Reorganizations. The Board, including the independent trustees thereof, also unanimously determined that participation by each Acquiring Fund in its corresponding Reorganization would be in the best interests of the Acquiring Fund and that the interests of any shareholders of the Acquiring Fund would not be diluted as a result of the Reorganization.

In addition, the Board of RS Investment Trust, with the advice and assistance of Fund counsel and independent legal counsel to the independent trustees, considered the proposed fundamental policy with respect to diversification of investments for the corresponding Acquiring Funds for RS Investors Fund and RS Global Natural Resources Fund at meetings of the Board in January and March 2016, respectively.

When it considered the proposed fundamental policy with respect to diversification of investments, the Board of RS Investment Trust took note of the following factors and considerations:

•  Currently, each of RS Investors Fund and RS Global Natural Resources Fund is classified as a diversified fund. RS Investments and Victory Capital propose that the corresponding Acquiring Fund be classified as a non-diversified fund, which means that the Acquiring Fund will have the ability to invest a greater percentage of its assets in a fewer number of portfolio holdings. The Board considered the potentially greater risks of loss from a less diversified portfolio and did not object to the proposed change that would result for the corresponding Acquiring Funds.

•  For RS Investors Fund, the Board considered the belief of RS Investments and Victory Capital that operating the corresponding Acquiring Fund as a non-diversified fund would give the portfolio managers more flexibility in implementing the Acquiring Fund's focused investment strategy, and greater ability to invest in the portfolio management team's "best ideas."

•  For RS Global Natural Resources Fund, the Board considered representations from SailingStone that:

•  the change in classification to non-diversified would have a limited impact on the liquidity of the corresponding Acquiring Fund;

•  the ability to invest in fewer issuers than is currently the case is consistent with SailingStone's objective of generating superior risk-adjusted returns across a commodity price cycle; and

•  the change in classification should eventually help to reduce dispersion costs across the Acquiring Fund and other portfolios managed by SailingStone and also to reduce cash drag as commodity prices approach mid-cycle levels.

The Board of RS Investment Trust concluded that, in light of the fact that each of RS Investors Fund and RS Global Natural Resources Fund is currently operated as a "diversified" fund under the 1940 Act, shareholders of each Fund, in connection with their consideration of the proposed Reorganizations, should also separately consider whether the corresponding Acquiring Fund should adopt a policy to operate as non-diversified. As such, if the Reorganization for one or both of the Funds is approved by shareholders, but the proposed fundamental investment policy for the corresponding Acquiring Fund is not approved, the Board of RS Investment Trust has been informed by Victory Capital that the applicable Acquiring Fund will be operated as a diversified fund.

Board Recommendation and Required Vote

The Board of RS Investment Trust unanimously recommends that shareholders of each Acquired Fund approve the proposed Agreement.

For each Acquired Fund, and for each of RS Investors Fund and RS Global Natural Resources Fund, the Agreement and the fundamental investment policy with respect to diversification of investments, respectively, must be approved by the affirmative vote of a majority of the outstanding voting securities of each Fund, as defined in the 1940 Act. A vote of a majority of the outstanding voting securities of the Fund is defined in the 1940 Act as the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Fund that are present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy at the Meeting; or (b) more than 50% of the outstanding voting securities of the Fund.

If the Agreement is not approved for an Acquired Fund, the Board will consider what further action should be taken with respect to the Acquired Fund. The approval of the Reorganization of one Acquired Fund is not conditioned upon the approval of the Reorganization of any other Acquired Fund.

If shareholders approve the Reorganization of an Acquired Fund and the other conditions to closing are met, including closing of the Transaction, then it is anticipated that the Reorganization would occur in the second quarter of 2016.

Agreement Between RS Investments and Victory Capital Regarding the Reorganizations

On December 18, 2015, RS Investments and Victory Capital announced that Victory Capital intends to acquire RS Investments. Pursuant to an Agreement and Plan of Merger ("Merger Agreement") dated December 17, 2015 entered into among Victory Capital's parent company, Victory Capital Holdings, Inc. ("Victory Holdings"), RS Investments' parent company, Victory Capital, VCO MS, LLC and RS Investments. Pursuant to the Merger Agreement, RS Investments will merge with and into VCO MS, LLC with RS Investments as the surviving entity and an indirect subsidiary of Victory Holdings. Victory Capital expects that, subsequently, RS Investments will combine with or merge into Victory Capital. As a result of the Transaction, Victory Capital will own substantially all of the assets related to RS Investments' business of providing investment advisory and investment management services to the Acquired Funds, including the books and records relating to the Acquired Funds and the investment performance of each Acquired Fund.

The closing of the Transaction, which is expected to occur in the second quarter of 2016, is subject to customary closing conditions, including regulatory approvals and the consent of clients (including the Acquired Funds) representing a minimum level of revenue. The closing of the Reorganizations is expected to occur generally concurrently with the closing of the Transaction. Upon closing of the Transaction, the investment professionals and certain key employees of RS Investments are expected to become employees of Victory Capital. Under the Merger Agreement, RS Investments and Victory Capital have each agreed, for the minimum time periods specified in Section 15(f) of the 1940 Act and subject to compliance with its respective fiduciary duties, to satisfy the conditions of Section 15(f).

Approval of one Reorganization is not expressly conditioned upon the approval of any other Reorganization, but closing of each Reorganization is conditioned upon closing of the Transaction by the investment advisers. The client revenue condition for the closing of the Transaction effectively means that even if a Fund's shareholders approve a Reorganization, it may not be sufficient to satisfy the revenue condition for the closing of the Transaction if shareholders of enough other Acquired Funds do not approve their Reorganization and/or if enough private clients of RS Investments do not provide their consent. If the Transaction between Victory Capital and RS Investments is not closed, none of the Reorganizations will take place and the Acquired Funds will continue to operate with RS Investments as their investment adviser.

If the shareholders of an Acquired Fund do not approve the Reorganization and the parties to the Transaction proceed to close the Transaction, then the Acquired Fund's existing investment advisory agreement with RS Investments will terminate. At that point, the Board of RS Investment Trust may take any further action it deems to be in the best interest of the Acquired Fund and its shareholders, including: (1) approval of an interim advisory agreement with Victory Capital to permit additional time to solicit shareholder approval of the Reorganization; (2) identifying another adviser to serve as the adviser for the Acquired Fund; or (3) liquidating the Acquired Fund.

Agreement Between Park Avenue and Victory Capital

Victory Holdings and Park Avenue, the subadviser to each of Victory High Yield Fund, Victory Tax-Exempt Fund, Victory High Income Municipal Bond Fund, Victory Floating Rate Fund, and Victory Strategic Income Fund and a subsidiary of The Guardian Life Insurance Company of America, RS Investments' parent company, have entered into a letter agreement as part of the Transaction. Under the letter agreement, Victory Capital has agreed, for a period of three years after the Transaction closes, not to terminate its sub-advisory agreement with Park Avenue, or recommend that the Acquiring Funds' Board of Trustees terminate the sub-advisory agreement with Park Avenue, unless such termination is required by applicable law or by Victory Capital's fiduciary duties to the Acquiring Funds and their shareholders; however, the Acquiring Funds' Board of Trustees or requisite portion of the Fund's shareholders may terminate the sub-advisory agreement at any time (with appropriate notice) in accordance with the terms of the sub-advisory agreement.

Comparison of Investment Advisers and Investment Advisory Fees

About RS Investment Management Co. LLC

RS Investments serves as the investment adviser to each of the Acquired Funds. RS Investments is a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). RS Investments oversees the operations of each Acquired Fund according to investment policies and procedures adopted by the RS Investment Trust. As of December 31, 2015, RS Investments managed approximately $17.7 billion in assets. RS Investments' address is One Bush Street, Suite 900, San Francisco, California 94104.

For the advisory services provided and expenses assumed by it under an Investment Advisory Agreement, RS Investments receives an annual fee from each Acquired Fund which is accrued daily and paid monthly (or more frequently). The table below sets forth (1) the advisory fee rate payable by each Acquired Fund under the Investment Advisory Agreement and (2) the advisory fee rate paid by each

Acquired Fund during the fiscal year ended December 31, 2015 after expense limitations and fee waivers, if applicable.

Acquired Fund	Advisory Fee Rate Under Investment Advisory Agreement (as a Percentage of each Fund's Average Net Assets)	Net Advisory Fee Rate Paid During Most Recent Fiscal Year (as a Percentage of each Fund's Average Net Assets)
RS Focused Growth Opportunity Fund(2)	1.25%	1.25%
RS Focused Opportunity Fund(2)	1.25%	1.25%
RS Growth Fund	0.75%	0.65	%(1)
RS Mid Cap Growth Fund	0.85%	0.76	%(1)
RS Select Growth Fund	1.00%	0.96	%(1)
RS Small Cap Equity Fund	0.75%	0.75	%(1)
RS Small Cap Growth Fund	0.95%	0.92	%(1)
RS Technology Fund	1.00%	1.00%
RS Investors Fund	1.00%	0.83	%(1)
RS Large Cap Alpha Fund	0.50%	0.50%
RS Partners Fund	1.00%	0.97	%(1)
RS Value Fund	0.85%	0.82	%(1)
RS Global Fund	0.80%	0.57	%(1)
RS International Fund	0.80%	0.30	%(1)
RS China Fund	1.10%	0.83	%(1)
RS Emerging Markets Fund	1.00%	1.00	%(1)
RS Emerging Markets Small Cap Fund	1.25%	0.73	%(1)
RS Global Natural Resources Fund	1.00%	1.00	%(1)
RS Investment Quality Bond Fund	0.50%	0.34	%(1)
RS Low Duration Bond Fund	0.45%	0.44%
RS High Yield Fund	0.60%	0.42	%(1)
RS Tax-Exempt Fund	0.50%	0.41	%(1)
RS High Income Municipal Bond Fund	0.50%	0.34	%(1)
RS Floating Rate Fund	0.65%	0.59	%(1)
RS Strategic Income Fund	0.60%	0.38	%(1)

(1)  Net Advisory Fee Rate Paid reflect the effects of any expense limitations and fee waivers by RS Investments in effect during the year.

(2)  The Fund has not operated for a full fiscal year. The amount set forth in the table reflects the Fund's contractual advisory fee rate.

A discussion regarding the basis for the RS Investment Trust Board's approval of the advisory agreements for the Acquired Funds is available in the Acquired Funds' annual reports to shareholders for the fiscal year ended December 31, 2015.

About Victory Capital Management Inc. Victory Capital will serve as the investment adviser to each of the Acquiring Funds. Victory Capital is a New York corporation registered as an investment adviser under the Advisers Act. Victory Capital will oversee the operations of each Acquiring Fund according to investment policies and procedures adopted by the Board of Trustees of Victory Portfolios. As of December 31, 2015, Victory Capital managed or advised assets totaling approximately $33.1 billion for individual and institutional clients. Victory Capital's address is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144.

Under its Investment Management Agreement with Victory Portfolios on behalf of the Acquiring Funds, Victory will regularly provide investment advice to each of the Acquiring Funds and continuously supervise the investment and reinvestment of cash, securities and other property composing the assets of each Acquiring Fund. For the advisory services it provides, the Acquiring Funds will pay Victory Capital an advisory fee, accrued daily and payable monthly at the annual rates set forth in the table below with respect to the Acquired Funds:

Acquiring Fund	Annual Fee (as a Percentage of Daily Net Assets)
Victory RS Focused Growth Opportunity Fund	1.25%
Victory RS Focused Opportunity Fund	1.25%
Victory RS Growth Fund	0.75%
Victory RS Mid Cap Growth Fund	0.85%
Victory RS Select Growth Fund	1.00%
Victory RS Small Cap Equity Fund	0.75%
Victory RS Small Cap Growth Fund	0.95%
Victory RS Science and Technology Fund	1.00%
Victory RS Investors Fund	1.00%
Victory RS Large Cap Alpha Fund	0.50%
Victory RS Partners Fund	1.00%
Victory RS Value Fund	0.85%
Victory RS Global Fund	0.80%
Victory RS International Fund	0.80%
Victory RS China Fund	1.10%
Victory RS Emerging Markets Fund	1.00%
Victory RS Emerging Markets Small Cap Fund	1.25%
Victory Global Natural Resources Fund	1.00%
Victory INCORE Investment Quality Bond Fund	0.50%
Victory INCORE Low Duration Bond Fund	0.45%
Victory High Yield Fund	0.60%
Victory Tax-Exempt Fund	0.50%
Victory High Income Municipal Bond Fund	0.50%
Victory Floating Rate Fund	0.65%
Victory Strategic Income Fund	0.60%

Pursuant to the Victory Expense Limitation Agreement with the Acquiring Funds, for at least two years following the closing of the Reorganizations, Victory Capital has contractually agreed to waive fees or reimburse certain expenses of the each class of shares of each Acquiring Fund to the extent necessary to maintain the total net annual operating expenses of such class (excluding any acquired fund fees and expenses, dividend and interest expenses on short sales, other interest expenses, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) at a level that will be no higher than they are under the current RS Investments Expense Limitation Agreement or, in the absence of such an Agreement, as of December 31, 2015, as applicable. See "Comparison of Current and Pro Forma Expenses" in each Acquired Fund's proposal for more details on Victory Capital's Expense Limitation Agreement.

A discussion regarding the basis for the Victory Portfolios Board's approval of the investment advisory agreement for each of the Acquiring Funds will be available in each Acquiring Fund's next shareholder report following the close of the Reorganizations.

About Park Avenue Institutional Advisers LLC

Park Avenue currently serves as the sub-adviser for each of RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Fund, RS Tax-Exempt Fund, RS High Income Municipal Bond Fund, RS Floating Rate Fund, and RS Strategic Income Fund (the "Park Avenue Sub-Advised Funds"). Park Avenue is a wholly-owned subsidiary of Guardian Investor Services LLC ("GIS"). Park Avenue and RS Investments have entered into a written Sub-Advisory Agreement pursuant to which Park Avenue provides sub-advisory services with respect to the Park Avenue Sub-Advised Funds, subject to the general oversight of RS Investments and the Board of RS Investment Trust.

For its services under the Sub-Advisory Agreement, RS Investments pays Park Avenue monthly fees for each Park Avenue Sub-Advised Fund in an amount equal to 28% of all fees due from such Fund to RS Investments for such month prior to any reductions as a result of any voluntary or contractual fee waiver observed or expense reimbursement borne by RS Investments with respect to that Fund for such period; provided that the monthly fee due to Park Avenue in respect of a Fund will be reduced in the same proportion as the fee due to RS Investments from the Fund for such period as a result of any voluntary or contractual fee waiver observed or expense reimbursement borne by RS Investments in respect of the Fund to which Park Avenue has agreed.

Following the Reorganizations, Park Avenue will serve as the sub-adviser for Victory High Yield Fund, Victory Tax-Exempt Fund, Victory High Income Municipal Bond Fund, Victory Floating Rate Fund, and Victory Strategic Income Fund. Park Avenue and Victory Capital will enter into a written Sub-Advisory Agreement pursuant to which Park Avenue provides sub-advisory services to the Funds, subject to the general oversight of Victory Capital and the Board of Victory Portfolios. For its services under the Sub-Advisory Agreement, Victory Capital will pay Park Avenue a monthly fee for each applicable Fund in an amount equal to 28% of all fees due from such Fund to Victory Capital for such month prior to any reductions as a result of any voluntary or contractual fee waiver observed or expense reimbursement borne by Victory Capital with respect to that Fund for such period; provided that the monthly fee due to Park Avenue in respect of a Fund is reduced in the same proportion as the fee due to Victory Capital from the Fund for such period as a result of any voluntary or contractual fee waiver observed or expense reimbursement borne by Victory Capital in respect of the Fund to which Park Avenue has agreed.

A discussion regarding the basis for the Victory Portfolios Board's approval of the investment sub-advisory agreement for Victory High Yield Fund, Victory Tax-Exempt Fund, Victory High Income Municipal Bond Fund, Victory Floating Rate Fund, and Victory Strategic Income Fund will be available in the Funds' next shareholder report following the close of the Reorganizations.

About SailingStone Capital Partners LLC

SailingStone currently serves as the sub-adviser for RS Global Natural Resources Fund. SailingStone and RS Investments have entered into a written Sub-Advisory Agreement (the "SailingStone Sub-Advisory Agreement"), pursuant to which SailingStone provides sub-advisory services with respect to RS Global Natural Resources Fund, subject to the general oversight of RS Investments and the Board of RS Investment Trust.

For its services under the SailingStone Sub-Advisory Agreement, RS Investments will pay SailingStone a monthly fee, based on RS Global Natural Resources Fund's assets, as specified from time to time by RS Investments (the "Managed Assets"), at the following annual rates: 0.50% of Managed Assets up to $1 billion; 0.32% of Managed Assets above $1 billion and up to $2 billion; and 0.22% of Managed Assets above $2 billion. The SailingStone Sub-Advisory Agreement also provides that, in the event that RS Investments implements any advisory fee waiver, advisory fee reduction, or expense limitation in respect of RS Global Natural Resources Fund (a "Fee Modification") for any period, the sub-advisory fee, as set forth above, shall be reduced for any such period by (i) the dollar value of such Fee Modification multiplied by (ii) the proportion that (A) the sub-advisory fee bears to (B) the advisory fee (absent such Fee Modification).

SailingStone will serve as the sub-adviser for Victory Global Natural Resources Fund. SailingStone and Victory Capital will enter into a written Sub-Advisory Agreement pursuant to which SailingStone will provide sub-advisory services to the Fund, subject to the general oversight of Victory Capital and the Board of Victory Portfolios. For its services under the Sub-Advisory Agreement, Victory pays SailingStone a monthly fee in an amount based on Victory Global Natural Resources Fund's assets, as specified from time to time by Victory Capital (the "Managed Assets"), at the following annual rates: 0.50% of Managed Assets up to $1 billion; 0.32% of Managed Assets above $1 billion and up to $2 billion; and 0.22% of Managed Assets above $2 billion. The Sub-Advisory Agreement also provides that, in the event that Victory Capital implements any Fee Modification for any period, the sub-advisory fee, as set forth above, shall be reduced for any such period by (i) the dollar value of such Fee Modification multiplied by (ii) the proportion that (A) the sub-advisory fee bears to (B) the advisory fee (absent such Fee Modification).

A discussion regarding the basis for the Victory Portfolios Board's approval of the investment sub-advisory agreement for Victory Global Natural Resources Fund will be available in the Fund's next shareholder report following the close of the Reorganization.

Manager of Managers Structure — Victory Funds

Victory Portfolios and a predecessor to Victory Capital received an exemptive order from the SEC that permits Victory Capital, subject to the approval of the Victory Portfolios Board, to appoint or replace certain sub-advisors to manage all or a portion of a Fund's assets and enter into, amend or terminate a sub-advisory agreement with certain sub-advisors without obtaining shareholder approval (the "Victory Order"). Under the terms of the Victory Order, the manager of managers structure applies to sub-advisors that are not affiliated with the Acquiring Funds or Victory Capital.

Pursuant to the Victory Order, Victory Capital, with the approval of the Victory Portfolios Board, would have the discretion to terminate any sub-advisor and allocate and reallocate an Acquiring Fund's assets among Victory Capital and any other non-affiliated sub-advisors. Victory Capital, subject to oversight and supervision by the Victory Portfolios Board, has responsibility to oversee any sub-advisor to an Acquiring Fund and to recommend, for approval by the Victory Portfolios Board, the hiring, termination and replacement of sub-advisors for an Acquiring Fund. In evaluating a prospective sub-adviser, Victory Capital would consider, among other things, the proposed sub-adviser's experience, investment philosophy and historical performance. Victory Capital would remain ultimately responsible for supervising, monitoring and evaluating the performance of any sub-adviser retained to manage an Acquiring Fund. In the event that Victory Capital hires a new sub-advisor pursuant to the multi-manager structure, the Victory Fund will provide shareholders with information about the new sub-advisor and sub-advisory agreement within 60 days.

Use of the manager of managers structure would not diminish Victory Capital's responsibilities to the Acquiring Funds under the Advisory Agreement. Victory Capital would continue to have overall responsibility, subject to oversight by the Victory Portfolios Board, to oversee the sub-advisers and recommend their hiring, termination and replacement. Specifically, Victory Capital would, subject to the review and approval of the Victory Portfolios Board: (a) set an Acquiring Fund's overall investment strategy; (b) evaluate, select and recommend sub-advisers to manage all or a portion of an Acquiring Fund's assets; and (c) implement procedures reasonably designed to ensure that each sub-adviser complies with the Acquiring Fund's investment goal, policies and restrictions. Subject to the review by the Victory Portfolios Board, Victory Capital would: (a) when appropriate, allocate and reallocate the Acquiring Funds' assets among multiple sub-advisers; and (b) monitor and evaluate the performance of the sub-advisers. Replacement of Victory Capital or the imposition of material changes to the Advisory Agreement would continue to require prior shareholder approval.

Comparison of Other Principal Service Providers

The following table lists the principal service providers for the Acquired Funds and those expected to serve the Acquiring Funds following the closing of the Reorganizations.

SERVICE PROVIDERS

Service	Acquired Funds	Acquiring Funds
Distributor	RS Funds Distributor LLC* One Bush Street, Suite 900 San Francisco, CA 94104	Victory Capital Advisers, Inc.* 4900 Tiedeman Road, 4th Floor Brooklyn, Ohio 44144
Administrator	State Street Bank and Trust Company 200 Newport Avenue Quincy, MA 02171	State Street Bank and Trust Company 200 Newport Avenue Quincy, MA 02171
Custodian	State Street Bank and Trust Company 200 Newport Avenue Quincy, MA 02171	State Street Bank and Trust Company 200 Newport Avenue Quincy, MA 02171
Fund Accountant	State Street Bank and Trust Company 200 Newport Avenue Quincy, MA 02171	State Street Bank and Trust Company 200 Newport Avenue Quincy, MA 02171
Transfer Agent	Boston Financial Data Services P.O. Box 219717 Kansas City, MO 64121	Boston Financial Data Services P.O. Box 219717 Kansas City, MO 64121

*  Registered broker-dealer and member of FINRA.

PricewaterhouseCoopers LLP is the independent registered public accounting firm for the Acquired Funds. The broader Victory family of funds uses a different independent registered public accounting firm and it is possible that Victory Capital will recommend to the Victory Portfolio Board that an accounting firm other than PricewaterhouseCoopers LLP be chosen as the independent registered public accounting firm of the Acquiring Funds.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

Voting. Shareholders of record of each Acquired Fund on March 4, 2016 (the "Record Date") are entitled to vote at the Meeting. With respect to each Reorganization, shareholders of each Acquired Fund are entitled to one vote for each full share owned and proportionate, fractional votes for fractional shares held. All share classes of an Acquired Fund will vote together as one class on the Acquired Fund's proposed Reorganization. The total number of shares of each class of each Acquired Fund outstanding and entitled to vote as of the close of business on the Record Date are set forth below.

	Class A	Class C	Class K	Class Y	Total
RS Focused Growth Opportunity Fund	607,379	200,000	N/A	1,240,036	2,047,415
RS Focused Opportunity Fund	303,570	100,000	N/A	616,905	1,020,474
RS Growth Fund	11,489,060	725,554	55,095	1,998,032	14,267,742
RS Mid Cap Growth Fund	9,709,791	1,440,315	92,036	8,639,111	19,881,253
RS Select Growth Fund	4,941,372	1,984,607	42,166	7,927,218	14,895,362
RS Small Cap Equity Fund	4,396,773	79,385	290,655	227,502	4,994,315
RS Small Cap Growth Fund	11,929,194	345,224	90,076	22,750,130	35,114,623
RS Technology Fund	6,193,525	705,494	81,771	1,410,340	8,391,129
RS Investors Fund	2,975,709	1,677,371	140,853	6,285,710	11,079,644
RS Large Cap Alpha Fund	10,730,930	705,579	244,132	625,251	12,305,891
RS Partners Fund	16,458,559	N/A	93,235	17,491,468	34,043,262
RS Value Fund	11,722,390	890,216	125,579	24,939,482	37,677,666
RS Global Fund	1,185,529	627,340	457,705	1,346,925	3,617,498
RS International Fund	1,924,147	252,981	295,305	403,151	2,875,584
RS China Fund	962,480	426,841	407,421	585,005	2,381,747
RS Emerging Markets Fund	4,866,770	1,313,613	1,321,371	6,288,670	13,790,424
RS Emerging Markets Small Cap Fund	524,401	255,687	N/A	1,787,272	2,567,359
RS Global Natural Resources Fund	20,240,706	1,797,996	234,889	73,699,643	95,973,235
RS Investment Quality Bond Fund	5,141,495	1,074,580	567,024	567,240	7,350,339
RS Low Duration Bond Fund	32,571,646	15,091,815	370,955	39,715,270	87,749,685
RS High Yield Fund	4,546,417	3,821,866	3,068,972	1,082,542	12,519,797
RS Tax-Exempt Fund	8,732,013	4,034,074	N/A	4,891,994	17,658,081
RS High Income Municipal Bond Fund	4,920,255	3,399,695	N/A	4,289,114	12,609,064
RS Floating Rate Fund	22,802,625	41,554,498	196,543	45,337,215	109,890,880
RS Strategic Income Fund	3,887,235	1,305,691	324,992	1,315,304	6,833,223

Shareholder Approval. Assuming a quorum is present, each proposal will be approved by the affirmative "vote of a majority of the outstanding voting securities" of each Acquired Fund, as such phrase is defined in the 1940 Act. The "vote of a majority of the outstanding voting securities" means: the affirmative vote of the lesser of (i) 67% or more of the outstanding voting securities present at the meeting if more than 50% of the outstanding voting securities are present in person or by proxy or (ii) more than 50% of the outstanding voting securities.

Shareholder Instructions. The giving of a proxy will not affect a shareholder's right to vote in person should the shareholder decide to attend the Meeting. To vote proxies or submit voting instructions by mail, please mark, sign, date, and return all of the enclosed proxy card(s) and/or voting instruction card(s), as applicable, following the instructions printed on the card. You may also record your vote via the Internet or telephone. To use the Internet, please access the Internet address listed on your proxy card and/or voting instruction card and follow the instructions on the website. To record your vote via automated telephone service, call the toll-free number listed on your proxy card and/or voting instruction card.

As the Meeting date approaches, certain shareholders may receive a telephone call from a representative of CFS, if their proxy card(s) and/or voting instruction card(s) have not yet been received. Proxy cards and voting instruction cards that are obtained telephonically will be recorded in accordance with the procedures described below.

In all cases where a telephonic proxy or voting instruction is solicited, the CFS representative is required to ask for each shareholder's full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the notice of Internet availability in the mail. If the shareholder is a corporation or other entity, the CFS representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to CFS , then the CFS representative has the responsibility to explain the process, read the proposals, as applicable, listed on the proxy card or voting instruction card and ask for the shareholder's instructions on the proposals, as applicable. Although the CFS representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. CFS will record the shareholder's instructions on the applicable card. If your vote is taken over the telephone by a CFS representative you will be sent a letter to confirm your instructions. If your instructions are not correctly reflected in the confirmation letter, call CFS immediately for assistance. Shareholders can call CFS with any additional questions at 1-866-209-8586.

Manner of Voting Proxies; Quorum. Votes cast by proxy or in person at the Meeting will be counted by one or more persons appointed by RS Investment Trust to act as inspectors of election for the Meeting. The inspectors of election will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. In determining whether a quorum is present, the inspectors of election will count shares represented by proxies that reflect abstentions, "broker non-votes," and the withholding of authority to vote as shares that are present and entitled to vote. For purposes of each proposal, abstentions and "broker non-votes" will have the same effect as a vote against the proposal.

"Broker non-votes" are, with respect to a proposal, shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted, but for which a broker or nominee returns the proxy card and/or voting instruction card or otherwise votes without actually voting on such proposal. RS Investment Trust may request that selected brokers or nominees return proxies in respect of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.

For each Acquired Fund, forty percent (40%) of the shares entitled to vote on a matter shall constitute a quorum for the transaction of business on that matter at a meeting of shareholders.

Shareholder Proxies. If a shareholder properly authorizes its proxy by internet or telephone, or by executing and returning the enclosed proxy card by mail, and the proxy is not subsequently revoked, the shareholder's vote will be cast at the Meeting and at any postponement or adjournment thereof. If a shareholder gives instructions, the shareholder's vote will be cast in accordance with your instructions. If a shareholder returns a signed proxy card without instructions, the shareholder's vote will be cast in favor of each proposal for which the shareholder is entitled to vote. Your votes will be cast in the discretion of the proxy holders on any other matter that may properly come before the Meeting, including, but not limited to, proposing the adjournment of the Meeting with respect to one or more proposals in the event that sufficient votes in favor of any proposal are not received. Not all proposals affect each Acquired Fund, and shareholders of an Acquired Fund will be entitled to cast votes and authorize proxies on only those proposals affecting the Acquired Fund in which they are shareholders.

If you intend to vote in person at the Meeting, please call 1-800-766-3863 to obtain important information regarding your attendance at the Meeting, including directions.

Revoking a Shareholder's Proxy. Shareholders may revoke their voting instructions by submitting a subsequent voting instruction card before the Meeting, by telephone or via the internet before the Meeting, by timely written notice, or by attending and providing voting instructions at the Meeting.

Simultaneous Meetings. The meeting for each Acquired Fund will be held simultaneously with the meeting for each other Acquired Fund, with each proposal being voted on separately by the shareholders of the relevant Acquired Fund. If any shareholder objects to the holding of simultaneous meetings, the shareholder may move for an adjournment of his or her Acquired Fund's meeting to a time after the Meeting so that a meeting for that Acquired Fund may be held separately. If a shareholder makes this motion, the persons named as proxies will take into consideration the reasons for the objection in deciding whether to vote in favor of the adjournment, and may vote for or against the adjournment in their discretion.

Solicitation of Proxies. The Board of each Acquired Fund is asking for your voting instructions and for you to provide your voting instructions as promptly as possible. Victory Capital and RS Investments have retained, at their expense, CFS to assist in printing and mailing the prospectus/proxy statement materials and the solicitation of proxies, for which they expect to pay proxy solicitation fees and additional out-of-pocket expenses of approximately $2.36 million.

Shareholder Proposals. The Acquired Funds do not hold annual meetings of shareholders. Shareholders who wish to make a proposal not involving the nomination of a person for election as a trustee at an Acquired Fund's next meeting that may be included in the Acquired Fund's proxy materials must notify the relevant Acquired Fund a reasonable amount of time before the Acquired Fund begins to print and mail its proxy materials. The fact that an Acquired Fund receives such a shareholder proposal in a timely manner does not ensure inclusion of the proposal in the proxy materials, because there are other requirements in the proxy rules and the Acquired Fund's bylaws relating to such inclusion.

Dissenters' Right of Appraisal. Shareholders of the Acquired Funds do not have appraisal or dissenters' rights.

Other Business. The Board of RS Investment Trust does not know of any matters to be presented at the Meeting other than the Reorganizations. However, if any other matters properly come before the Meeting, it is the Board of RS Investment Trust's intention that proxies which do not contain specific restrictions to the contrary will be voted on such other matters in accordance with the judgment of the persons named as proxies in the enclosed proxy card and/or voting card instruction.

Adjournment. If the quorum required for the Meeting has not been met for any Acquired Fund, the persons named as proxies may propose adjournment of the Meeting and vote all shares that they are entitled to vote in favor of such adjournment. If the quorum required for the Meeting has been met, but sufficient votes in favor of one or more proposals are not received by the time scheduled for the Meeting, then the persons named as proxies may move for one or more adjournments of the Meeting as to one or more proposals to allow further solicitation of shareholders. For each Acquired Fund, the Meeting may be adjourned, whether or not a quorum is present, by the vote of a majority of the shares present in person or represented by proxy at the Meeting. The persons named as proxies will vote in favor of adjournment with respect to a proposal those shares they are entitled to vote in favor of such proposal. They will vote against any such adjournment those shares they are required to vote against such proposal. The costs of any additional solicitation and of any adjourned Meeting will be borne in the same manner as the other expenses associated with the proposals described herein.

CAPITALIZATION AND OWNERSHIP OF FUND SHARES

Capitalization of Acquired Funds and Acquiring Funds

Each Acquiring Fund will be the successor to the accounting and performance information of the corresponding Acquired Fund after consummation of the Reorganizations. Only pro forma capitalization information is shown for the Acquiring Funds because the Acquiring Funds will not commence investment operations until the completion of the Reorganizations. The following table shows the capitalization as of February 29, 2016 for each Acquired Fund and, with respect to each Acquiring Fund, on a pro forma basis, assuming the Reorganizations had taken place as of that date and that the Fund's assets were valued based upon the Acquiring Fund's valuation procedures.

Current and Pro Forma Capitalization of each Acquired Fund and each Acquiring Fund

Fund	Net assets	Net asset value per share	Shares outstanding*
RS Focused Growth Opportunity Fund (Current) (Acquired Fund)
Class A	$5,754,281	$9.47	607,379
Class C	$1,880,632	$9.40	200,000
Class Y	$11,905,889	$9.50	1,253,528
Total	$19,540,802		2,060,907
Victory RS Focused Growth Opportunity Fund (Pro Forma) (Acquiring Fund)
Class A	$5,754,281	$9.47	607,379
Class C	$1,880,632	$9.40	200,000
Class Y	$11,905,889	$9.50	1,253,528
Total	$19,540,802		2,060,907
RS Focused Opportunity Fund (Current) (Acquired Fund)
Class A	$2,795,837	$9.21	303,570
Class C	$914,101	$9.14	100,000
Class Y	$5,695,897	$9.23	616,905
Total	$9,405,835		1,020,474
Victory RS Focused Opportunity Fund (Pro Forma) (Acquiring Fund)
Class A	$2,795,837	$9.21	303,570
Class C	$914,101	$9.14	100,000
Class Y	$5,695,897	$9.23	616,905
Total	$9,405,835		1,020,474
RS Growth Fund (Current) (Acquired Fund)
Class A	$185,134,710	$16.09	11,503,350
Class C	$10,455,845	$14.45	723,517
Class K	$841,915	$15.30	55,011
Class Y	$33,315,611	$16.45	2,025,580
Total	$229,748,080		14,307,458

Fund	Net assets	Net asset value per share	Shares outstanding*
Victory RS Growth Fund (Pro Forma) (Acquiring Fund)
Class A	$185,134,710	$16.09	11,503,350
Class C	$10,455,845	$14.45	723,517
Class R	$841,915	$15.30	55,011
Class Y	$33,315,611	$16.45	2,025,580
Total	$229,748,080		14,307,458
RS Mid Cap Growth Fund (Current) (Acquired Fund)
Class A	$178,292,496	$18.39	9,697,351
Class C	$24,233,560	$16.84	1,438,721
Class K	$1,596,181	$17.40	91,736
Class Y	$158,627,251	$18.85	8,416,208
Total	$362,749,487		19,644,016
Victory RS Mid Cap Growth Fund (Pro Forma) (Acquiring Fund)
Class A	$178,292,496	$18.39	9,697,351
Class C	$24,233,560	$16.84	1,438,721
Class R	$1,596,181	$17.40	91,736
Class Y	$158,627,251	$18.85	8,416,208
Total	$362,749,487		19,644,016

RS Select Growth Fund (Current) (Acquired Fund)
Class A	$195,583,695	$38.97	5,018,820
Class C	$71,008,271	$35.73	1,987,235
Class K	$1,508,218	$35.71	42,232
Class Y	$317,472,750	$39.82	7,973,085
Total	$585,572,934		15,021,372

Victory RS Select Growth Fund (Pro Forma) (Acquiring Fund)
Class A	$195,583,695	$38.97	5,018,820
Class C	$71,008,271	$35.73	1,987,235
Class R	$1,508,218	$35.71	42,232
Class Y	$317,472,750	$39.82	7,973,085
Total	$585,572,934		15,021,372

Fund	Net assets	Net asset value per share	Shares outstanding*
RS Small Cap Equity Fund (Current) (Acquired Fund)
Class A	$52,930,434	$11.98	4,417,476
Class C	$514,255	$6.48	79,385
Class K	$3,008,275	$10.37	290,126
Class Y	$2,919,685	$12.12	240,891
Total	$59,372,650		5,027,878

Victory RS Small Cap Equity Fund (Pro Forma) (Acquiring Fund)
Class A	$52,930,434	$11.98	4,417,476
Class C	$514,255	$6.48	79,385
Class R	$3,008,275	$10.37	290,126
Class Y	$2,919,685	$12.12	240,891
Total	$59,372,650		5,027,878

RS Small Cap Growth Fund (Current) (Acquired Fund)
Class A	$652,205,173	$54.64	11,935,764
Class C	$17,169,859	$49.66	345,760
Class K	$4,670,299	$51.69	90,356
Class Y	$1,269,184,240	$56.01	22,660,676
Total	$1,943,229,571		35,032,556

Victory RS Small Cap Growth Fund (Pro Forma) (Acquiring Fund)
Class A	$652,205,173	$54.64	11,935,764
Class C	$17,169,859	$49.66	345,760
Class R	$4,670,299	$51.69	90,356
Class Y	$1,269,184,240	$56.01	22,660,676
Total	$1,943,229,571		35,032,556

RS Technology Fund (Current) (Acquired Fund)
Class A	$94,033,308	$15.16	6,204,723
Class C	$9,430,308	$13.30	708,888
Class K	$1,133,038	$13.89	81,562
Class Y	$23,087,085	$15.80	1,461,407
Total	$127,683,740		8,456,580

Fund	Net assets	Net asset value per share	Shares outstanding*
Victory RS Science and Technology Fund (Pro Forma) (Acquiring Fund)
Class A	$94,033,308	$15.16	6,204,723
Class C	$9,430,308	$13.30	708,888
Class R	$1,133,038	$13.89	81,562
Class Y	$23,087,085	$15.80	1,461,407
Total	$127,683,740		8,456,580

RS Investors Fund (Current) (Acquired Fund)
Class A	$36,139,392	$11.64	3,105,947
Class C	$18,410,782	$10.92	1,685,803
Class K	$1,541,880	$10.98	140,394
Class Y	$74,227,608	$11.76	6,310,682
Total	$130,319,663		11,242,826

Victory RS Investors Fund (Pro Forma) (Acquiring Fund)
Class A	$36,139,392	$11.64	3,105,947
Class C	$18,410,782	$10.92	1,685,803
Class R	$1,541,880	$10.98	140,394
Class Y	$74,227,608	$11.76	6,310,682
Total	$130,319,663		11,242,826

RS Large Cap Alpha Fund (Current) (Acquired Fund)
Class A	$511,514,114	$47.53	10,761,148
Class C	$30,120,895	$42.64	706,380
Class K	$11,662,696	$47.45	245,769
Class Y	$29,590,336	$47.39	624,368
Total	$582,888,041		12,337,665

Victory RS Large Cap Alpha Fund (Pro Forma) (Acquiring Fund)
Class A	$511,514,114	$47.53	10,761,148
Class C	$30,120,895	$42.64	706,380
Class R	$11,662,696	$47.45	245,769
Class Y	$29,590,336	$47.39	624,368
Total	$582,888,041		12,337,665

Fund	Net assets	Net asset value per share	Shares outstanding*
RS Partners Fund (Current) (Acquired Fund)
Class A	$421,089,873	$25.27	16,661,249
Class K	$2,237,453	$24.02	93,144
Class Y	$461,256,179	$26.09	17,678,931
Total	$884,583,505		34,433,324

Victory RS Partners Fund (Pro Forma) (Acquiring Fund)
Class A	$421,089,873	$25.27	16,661,249
Class R	$2,237,453	$24.02	93,144
Class Y	$461,256,179	$26.09	17,678,931
Total	$884,583,505		34,433,324

RS Value Fund (Current) (Acquired Fund)
Class A	$319,420,433	$26.75	11,941,750
Class C	$22,431,346	$25.16	891,458
Class K	$3,257,462	$25.96	125,503
Class Y	$674,928,815	$26.98	25,014,525
Total	$1,020,038,057		37,973,235

Victory RS Value Fund (Pro Forma) (Acquiring Fund)
Class A	$319,420,433	$26.75	11,941,750
Class C	$22,431,346	$25.16	891,458
Class R	$3,257,462	$25.96	125,503
Class Y	$674,928,815	$26.98	25,014,525
Total	$1,020,038,057		37,973,235

RS Global Fund (Current) (Acquired Fund)
Class A	$12,970,861	$10.93	1,186,824
Class C	$6,766,305	$10.79	627,378
Class K	$4,975,014	$10.87	457,701
Class Y	$14,797,927	$10.97	1,349,048
Total	$39,510,107		3,620,951

Fund	Net assets	Net asset value per share	Shares outstanding*
Victory RS Global Fund (Pro Forma) (Acquiring Fund)
Class A	$12,970,861	$10.93	1,186,824
Class C	$6,766,305	$10.79	627,378
Class R	$4,975,014	$10.87	457,701
Class Y	$14,797,927	$10.97	1,349,048
Total	$39,510,107		3,620,951

RS International Fund (Current) (Acquired Fund)
Class A	$17,234,939	$8.93	1,928,931
Class C	$1,696,474	$6.63	255,934
Class K	$2,471,778	$8.38	294,907
Class Y	$3,562,084	$8.79	405,071
Total	$24,965,274		2,884,843

Victory RS International Fund (Pro Forma) (Acquiring Fund)
Class A	$17,234,939	$8.93	1,928,931
Class C	$1,696,474	$6.63	255,934
Class R	$2,471,778	$8.38	294,907
Class Y	$3,562,084	$8.79	405,071
Total	$24,965,274		2,884,843

RS China Fund (Current) (Acquired Fund)
Class A	$8,363,231	$8.69	962,456
Class C	$3,695,918	$8.66	426,839
Class K	$3,532,716	$8.67	407,421
Class Y	$4,648,419	$8.68	535,258
Total	$20,240,284		2,331,974

Victory RS China Fund (Pro Forma)** (Acquiring Fund)
Class A	$8,363,231	$8.69	962,456
Class C	$3,695,918	$8.66	426,839
Class R	$3,532,716	$8.67	407,421
Class Y	$4,648,419	$8.68	535,258
Total	$20,240,284		2,331,974

Fund	Net assets	Net asset value per share	Shares outstanding*
RS Emerging Markets Fund (Current) (Acquired Fund)
Class A	$65,727,404	$13.42	4,899,175
Class C	$13,526,252	$10.28	1,315,987
Class K	$16,893,392	$12.64	1,336,142
Class Y	$84,552,304	$13.43	6,293,751
Total	$180,699,352		13,845,055

Victory RS Emerging Markets Fund (Pro Forma) (Acquiring Fund)
Class A	$65,727,404	$13.42	4,899,175
Class C	$13,526,252	$10.28	1,315,987
Class R	$16,893,392	$12.64	1,336,142
Class Y	$84,552,304	$13.43	6,293,751
Total	$180,699,352		13,845,055

RS Emerging Markets Small Cap Fund (Current) (Acquired Fund)
Class A	$4,626,829	$8.82	524,401
Class C	$2,222,701	$8.69	255,687
Class Y	$15,858,632	$8.87	1,787,272
Total	$22,708,162		2,567,359

Victory RS Emerging Markets Small Cap Fund (Pro Forma) (Acquiring Fund)
Class A	$4,626,829	$8.82	524,401
Class C	$2,222,701	$8.69	255,687
Class Y	$15,858,632	$8.87	1,787,272
Total	$22,708,162		2,567,359

RS Global Natural Resources Fund (Pro Forma) (Acquired Fund)
Class A	$300,560,386	$14.74	20,394,364
Class C	$24,618,350	$13.63	1,805,584
Class K	$3,344,435	$14.10	237,254
Class Y	$1,132,549,931	$15.19	74,573,274
Total	$1,461,073,101		97,010,476

Fund	Net assets	Net asset value per share	Shares outstanding*
Victory Global Natural Resources Fund (Pro Forma) (Acquiring Fund)
Class A	$300,560,386	$14.74	20,394,364
Class C	$24,618,350	$13.63	1,805,584
Class R	$3,344,435	$14.10	237,254
Class Y	$1,132,549,931	$15.19	74,573,274
Total	$1,461,073,101		97,010,476

RS Investment Quality Bond Fund (Current) (Acquired Fund)
Class A	$49,566,519	$9.63	5,149,648
Class C	$10,395,138	$9.62	1,080,293
Class K	$5,417,979	$9.64	562,179
Class Y	$5,495,681	$9.62	571,560
Total	$70,875,317		7,363,680

Victory INCORE Investment Quality Bond Fund (Pro Forma) (Acquiring Fund)
Class A	$49,566,519	$9.63	5,149,648
Class C	$10,395,138	$9.62	1,080,293
Class R	$5,417,979	$9.64	562,179
Class Y	$5,495,681	$9.62	571,560
Total	$70,875,317		7,363,680

RS Low Duration Bond Fund (Current) (Acquired Fund)
Class A	$323,788,498	$9.96	32,511,507
Class C	$151,257,246	$9.95	15,194,285
Class K	$3,717,697	$9.96	373,343
Class Y	$391,727,719	$9.96	39,324,111
Total	$870,491,160		87,403,245

Victory INCORE Low Duration Bond Fund (Pro Forma) (Acquiring Fund)
Class A	$323,788,498	$9.96	32,511,507
Class C	$151,257,246	$9.95	15,194,285
Class R	$3,717,697	$9.96	373,343
Class Y	$391,727,719	$9.96	39,324,111
Total	$870,491,160		87,403,245

Fund	Net assets	Net asset value per share	Shares outstanding*
RS High Yield Fund (Current) (Acquired Fund)
Class A	$25,724,953	$5.66	4,542,305
Class C	$21,312,388	$5.67	3,756,806
Class K	$17,417,808	$5.68	3,065,855
Class Y	$5,951,401	$5.64	1,056,105
Total	$70,406,550		12,421,071

Victory High Yield Fund (Pro Forma) (Acquiring Fund)
Class A	$25,724,953	$5.66	4,542,305
Class C	$21,312,388	$5.67	3,756,806
Class R	$17,417,808	$5.68	3,065,855
Class Y	$5,951,401	$5.64	1,056,105
Total	$70,406,550		12,421,071

RS Tax-Exempt Fund (Current) (Acquired Fund)
Class A	$92,150,610	$10.60	8,695,948
Class C	$42,740,367	$10.59	4,034,438
Class Y	$51,379,775	$10.59	4,850,705
Total	$186,270,752		17,581,091

Victory Tax-Exempt Fund (Pro Forma) (Acquiring Fund)
Class A	$92,150,610	$10.60	8,695,948
Class C	$42,740,367	$10.59	4,034,438
Class Y	$51,379,775	$10.59	4,850,705
Total	$186,270,752		17,581,091

RS High Income Municipal Bond Fund (Current) (Acquired Fund)
Class A	$53,321,189	$10.92	4,883,696
Class C	$37,135,089	$10.92	3,401,380
Class Y	$46,790,833	$10.92	4,284,973
Total	$137,247,110		12,570,050

Fund	Net assets	Net asset value per share	Shares outstanding*
Victory High Income Municipal Bond Fund (Pro Forma) (Acquiring Fund)
Class A	$53,321,189	$10.92	4,883,696
Class C	$37,135,089	$10.92	3,401,380
Class Y	$46,790,833	$10.92	4,284,973
Total	$137,247,110		12,570,050

RS Floating Rate Fund (Current) (Acquired Fund)
Class A	$203,363,762	$8.87	22,921,474
Class C	$369,381,993	$8.88	41,603,603
Class K	$1,736,529	$8.87	195,680
Class Y	$392,016,624	$8.88	44,157,212
Total	$966,498,908		108,877,968

Victory Floating Rate Fund (Pro Forma) (Acquiring Fund)
Class A	$203,363,762	$8.87	22,921,474
Class C	$369,381,993	$8.88	41,603,603
Class R	$1,736,529	$8.87	195,680
Class Y	$392,016,624	$8.88	44,157,212
Total	$966,498,908		108,877,968

RS Strategic Income Fund (Current) (Acquired Fund)
Class A	$37,502,449	$9.63	3,893,909
Class C	$12,634,051	$9.67	1,305,927
Class K	$3,144,525	$9.68	324,810
Class Y	$12,586,776	$9.58	1,314,041
Total	$65,867,801		6,838,687

Victory Strategic Income Fund (Pro Forma) (Acquiring Fund)
Class A	$37,502,449	$9.63	3,893,909
Class C	$12,634,051	$9.67	1,305,927
Class R	$3,144,525	$9.68	324,810
Class Y	$12,586,776	$9.58	1,314,041
Total	$65,867,801		6,838,687

*  Assumes the Reorganizations were consummated on February 29, 2016 and is for informational purposes only.

**  The pro forma capitalization reflects a capital contribution to be made by RS Investments to Victory RS China Fund immediately before the closing of the Reorganization in an amount equal to the difference between the fair value of a portfolio security held by the Fund as determined based on the Acquiring Fund's and the Acquired Fund's different fair valuation procedures.

Interest of Certain Persons in the Reorganizations

Acquired Funds

Exhibit F sets forth certain additional information regarding the persons who owned of record or beneficially five percent or more of the outstanding shares of each Acquired Fund, as of March 1, 2016.

As of March 1, 2016, the officers and trustees of each Acquired Fund, as a group, owned less than 1% of the outstanding shares of such Fund.

Acquiring Funds

No shares of the Acquiring Funds were outstanding as of the date of this Prospectus/Proxy Statement. It is expected that the officers and trustees of each Acquiring Fund, as a group, will own less than 1% of the outstanding shares of such Fund immediately after the consummation of the Reorganizations.

Financial Highlights

Acquired Funds

The financial highlights that are included in the Acquired Funds' December 31, 2015 Annual Report to shareholders are attached hereto as Exhibit G.

Acquiring Funds

Audited financial information for the Acquiring Funds is not available because the Acquiring Funds have not commenced operations as of the date of the prospectus/proxy statement. For this reason, no financial highlights of the Acquiring Funds are included herein. Each Acquired Fund will be the accounting and performance survivor of its respective Reorganization.

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EXHIBIT A: FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of [_], 2016, by and among Victory Portfolios, a Delaware statutory trust (the "Acquiring Trust"), on behalf of each series portfolio set forth on Schedule A (each, an "Acquiring Fund"), and RS Investment Trust, a Massachusetts business trust (the "Acquired Trust"), on behalf of each series portfolio set forth on Schedule A (each, an "Acquired Fund"), and, for purposes of Section 9.2 only, Victory Capital Management Inc. ("Victory Capital") and RS Investment Management Co. LLC ("RSIM"). The capitalized terms used herein shall have the meaning ascribed to them in this Agreement.

This Agreement applies to each reorganization between an Acquired Fund and its corresponding Acquiring Fund as if each reorganization is the subject of a separate agreement. Each Acquired Fund and the Acquired Trust, acting for itself and on behalf of each Acquired Fund, and each Acquiring Fund and the Acquiring Trust, acting for itself and on behalf of each Acquiring Fund, is acting separately from all of the other parties and their series, and not jointly or jointly and severally with any other party.

This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of:

(i) the transfer of all of the assets of the Acquired Fund in exchange solely for Class A shares of the Acquiring Fund ("Class A Acquisition Shares"), Class C shares of the Acquiring Fund ("Class C Acquisition Shares"), Class R shares of the Acquiring Fund ("Class R Acquisition Shares") and Class Y shares of the Acquiring Fund ("Class Y Acquisition Shares, and, collectively with the Class A Acquisition Shares, the Class C Acquisition Shares, and the Class R Acquisition Shares, the "Acquiring Fund Shares") of beneficial interest, $0.001 par value per share, of Acquiring Fund;

(ii) the assumption by the Acquiring Fund of all of the liabilities (as hereinafter defined) of the Acquired Fund; and

(iii) the distribution, after the closing date provided in Section 3.1 (the "Closing Date"), of, as applicable, each of the Class A Acquisition Shares pro rata to each of the Class A shareholders of the Acquired Fund, each of the Class C Acquisition Shares pro rata to each of the Class C shareholders of the Acquired Fund, each of the Class R Acquisition Shares pro rata to each of the Class K shareholders of the Acquired Fund, and each of the Class Y Acquisition Shares pro rata to each of the Class Y shareholders of the Acquired Fund, and the termination, dissolution and complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, each of the Acquired Fund and the Acquiring Fund is a separate series of an open-end, registered investment company of the management type;

WHEREAS, the Board of Trustees of the Acquiring Trust has determined that the exchange of all of the assets of the Acquired Fund for the Acquiring Fund Shares and the assumption of all of the liabilities of the Acquired Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the transactions contemplated hereby; and

WHEREAS, the Board of Trustees of the Acquired Trust has determined that such exchange is in the best interests of the Acquired Fund and that the interests of the Acquired Fund's existing shareholders will not be diluted as a result of the transactions contemplated herein;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  Transfer of Assets of the Acquired Fund in Exchange for Assumption of Liabilities and the Acquiring Fund Shares and Liquidation of the Acquired Fund.

1.1.  Subject to the terms and conditions hereof and on the basis of the representations and warranties contained herein:

(a)  The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, on the Closing Date, all of the properties and assets of the Acquired Fund as set forth in Section 1.2.

(b)  In consideration therefor, the Acquiring Fund shall, on the Closing Date, (i) issue and deliver to the Acquired Fund, as applicable, shares of a corresponding class of the Acquiring Fund (including fractional shares of any), having a net asset value equal to the net asset value of, as applicable, the corresponding Acquiring Fund Class, computed in the manner and as of the time and date set forth in Section 2.2., as follows:

Acquired Fund Class	Acquiring Fund Class
A	A
C	C
K	R
Y	Y

  and (ii) assume all of the liabilities of the Acquired Fund as of the Closing Date (as defined in Section 3.1). Such transactions shall take place at the closing provided for in Section 3 (the "Closing").

(c)  Upon consummation of the transactions described in subsections (a) and (b) above, the Acquired Fund in complete liquidation shall distribute to its shareholders of record as of the Closing Date the

Acquiring Fund Shares received by it, each shareholder being entitled to receive that number of, as applicable, Class A Acquisition Shares, Class C Acquisition Shares, Class R Acquisition Shares or Class Y Acquisition Shares equal to the total of (i) the number of Class A, Class C, Class K or Class Y shares, as applicable, of the Acquired Fund (the "Acquired Fund Shares") held by such shareholder divided by the number of such Class A, Class C, Class K shares or Class Y shares, as applicable, of the Acquired Fund outstanding on such date multiplied by (ii) the total number of Class A Acquisition Shares, Class C Acquisition Shares, Class R Acquisition Shares, or Class Y Acquisition Shares, as applicable, as of the Closing Date.

1.2.  The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other properties and assets which are owned by the Acquired Fund on the Closing Date and any deferred expenses, other than any unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

1.3.  As provided in Section 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata, as applicable, to its Class A shareholders of record the Class A Acquisition Shares received by the Acquired Fund as contemplated by Section 1.1; to its Class C shareholders of record the Class C Acquisition Shares received by the Acquired Fund as contemplated by Section 1.1; to its Class K shareholders of record the Class R Acquisition Shares received by the Acquired Fund as contemplated by Section 1.1.; and to its Class Y shareholders of record the Class Y Acquisition Shares received by the Acquired Fund as contemplated by Section 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Acquired Fund shareholders and representing the respective pro rata number of the Acquiring Fund Shares due to such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.4.  With respect to the Acquiring Fund Shares distributable pursuant to Section 1.3 to an Acquired Fund shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Fund will not permit such shareholder to receive Acquiring Fund Share certificates therefor, exchange such Acquiring Fund Shares for shares of other series of the Acquiring Trust, effect an account transfer of such Acquiring Fund Shares, or pledge or redeem such Acquiring Fund Shares until the Acquiring Fund has been notified by the Acquired Fund or its agent that such Acquired Fund shareholder has surrendered all his or her outstanding certificates for Acquired Fund Shares or, in the event of lost certificates, posted adequate bond.

1.5.  As soon as practicable after the Closing Date, the Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete liquidation. As promptly as practicable after the liquidation of the Acquired Fund and the liquidation of all other outstanding series of shares of the Acquired Trust, the Acquired Trust shall be dissolved pursuant to the provisions of the Acquired Trust's Declaration of Trust and Bylaws, as amended, and applicable law, and its legal existence terminated. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and thereafter.

1.6.  Any and all obligations or liabilities arising under or in respect of this Agreement shall be those of the Acquired Fund or the Acquiring Fund, as the case may be, and shall not otherwise be obligations or liabilities of the Acquired Trust or the Acquiring Trust, and, for clarity, under no circumstances will any other series of the Acquired Trust or the Acquiring Trust have any obligation or liability under or in respect of this Agreement or the transactions contemplated hereby.

2.  Valuation.

2.1.  On the Closing Date, the Acquiring Fund will deliver to the Acquired Fund a number of, as applicable, Class A Acquisition Shares, Class C Acquisition Shares, Class R Acquisition Shares and Class Y Acquisition Shares (including fractional shares, if any) having a net asset value equal to the value of the assets acquired by the Acquiring Fund on the Closing Date attributable to, as applicable, the Class A, Class C, Class K and Class Y shares, respectively, of the Acquired Fund, less the value of the liabilities of the Acquired Fund attributable to, as applicable, the Class A, Class C, Class K shares and Class Y shares, respectively, of the Acquired Fund, determined as hereafter provided in this Section 2.

2.2.  The value of the Acquired Fund's net assets will be computed as of the Valuation Date using the valuation procedures for the Acquiring Fund set forth in the Acquiring Trust's currently-effective Agreement and Declaration of Trust (the "Acquiring Trust's Trust Instrument") and the Acquiring Fund's then current prospectus or prospectuses and statement of additional information (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus").

2.3.  The Valuation Date shall be 4:00 p.m. Eastern time on the business day immediately preceding the Closing Date, or such earlier date as may be mutually agreed upon in writing by the parties hereto (the "Valuation Date").

2.4.  The Acquiring Fund shall issue the Acquiring Fund Shares to the Acquired Fund on one share deposit receipt registered in the name of the Acquired Fund. The Acquired Fund shall distribute in liquidation, as applicable, the Class A Acquisition Shares, Class C Acquisition Shares, Class R Acquisition Shares and Class Y Acquisition Shares received by it hereunder pro rata to, as applicable, its Class A, Class C, Class K and Class Y shareholders, respectively, by redelivering such share deposit receipt to the Acquiring Trust's transfer agent which will as soon as practicable set up open accounts for Acquired Fund shareholders in accordance with written instructions furnished by the Acquired Fund.

2.5.  The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Closing Date with respect to the Investments and other properties and assets of the Acquired Fund, whether accrued or contingent, received by it on or after the Closing Date. Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone "ex-dividend" prior to the Valuation Date, in which case any such distribution which remains unpaid at the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

2.6.  All computations of value shall be made by the pricing agent for the Acquiring Fund, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund using the valuation procedures set forth in the Acquiring Trust's Trust Instrument and the Acquiring Fund Prospectus.

3.  Closing and Closing Date.

3.1.  The Closing Date shall be [_], or at such other date to which the parties may agree. The Closing shall be held at the offices of [_], at 9:00 a.m. Eastern time or at such other time and/or place as the parties may agree.

3.2.  The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to [_] as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by The Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the "1940 Act"), and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "[_] custodian for [_] Fund."

3.3.  In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days after the Valuation Date, this Agreement may be terminated by the Acquiring Fund or the Acquired Fund upon the giving of written notice to the other parties.

3.4.  At the Closing, the Acquired Fund, or its transfer agent, shall deliver to the Acquiring Fund, or its designated agent, a list of the names and addresses of the Acquired Fund shareholders and the number of outstanding shares of the Acquired Fund owned by each Acquired Fund shareholder, all as of the close of business on the Valuation Date, certified by any duly elected officer of the Acquired Trust on behalf of the Acquired Fund. The Acquiring Fund will provide to the Acquired Fund evidence reasonably satisfactory to the Acquired Fund that the Acquiring Fund Shares issuable pursuant to Section 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Fund will provide to the Acquired Fund evidence reasonably satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited pro rata to open accounts in the names of Acquired Fund shareholders as provided in Section 1.3.

3.5.  At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by Section 1.

4.  Representations and Warranties.

4.1.  Representations and Warranties of the Acquired Trust, on behalf of the Acquired Fund.

The Acquired Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)  The Acquired Trust is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Acquired Trust is not required to qualify as a foreign entity in any jurisdiction where it is not so qualified and the failure to so qualify would have a material adverse effect on the Acquired Fund. The Acquired Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted.

(b)  The Acquired Trust is duly registered under the 1940 Act, as a management company of the open-end type, and such registration has not been revoked or rescinded and is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquired Trust, as amended, and the 1940 Act.

(c)  The Acquired Fund is not in violation in any material respect of any provisions of the Acquired Trust's Declaration of Trust or Bylaws, each as amended, or any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund or its assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

(d)  The Acquired Fund's current prospectuses and statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus") conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder and do not include any untrue statement of a material fact or omit to state any material fact relating to either the Acquired Trust or the Acquired Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)  At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to Section 1.2.

(f)  No material litigation, administrative or other proceedings or investigation is presently pending or, to the knowledge of the Acquired Trust or the Acquired Fund, threatened as to the Acquired Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to directly or indirectly indemnify in connection with such litigation, proceedings or investigation. Neither the Acquired Trust nor the Acquired Fund knows of any facts which might form the basis for the institution of such proceedings and neither the Acquired Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

(g)  The statements of assets and liabilities, statements of operations, statements of changes in net assets and schedules of portfolio investments (indicating their market values) of the Acquired Fund at, as of and for the fiscal year ended December 31, 2015, audited by PricewaterhouseCoopers, independent registered public accounting firm to the Acquired Fund, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such date and for the period then ended in accordance with accounting principles generally accepted in the United States consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since December 31, 2015. Prior to the Closing Date, the Acquired Fund will endeavor to quantify and reflect on its statements of assets and liabilities all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to December 31, 2015, whether or not incurred in the ordinary course of business.

(h)  Since December 31, 2015, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business).

(i)  As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been timely filed and were true, correct and complete in all material respects as of the time of their filing, and all taxes of the Acquired Fund which are due and payable shall have been timely paid. The Acquired Fund is not liable for taxes of any person other than itself and is not a party to any tax sharing or allocation agreement. All of the Acquired Fund's tax liabilities will have been adequately provided for on its books. To the best of the Acquired Trust's or the Acquired Fund's knowledge, the Acquired Fund has not had any tax deficiency or liability asserted against it or question with respect thereto raised, and it is not under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(j)  The Acquired Fund has met the requirements of subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code in respect of each taxable year since the commencement of operations, and will continue to meet such requirements at all times through the Closing Date treating the Closing Date as the close of its tax year if the year does not otherwise close on such date. The Acquired Fund has not at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. There is no other tax liability (foreign, state, local) except as accrued on the Acquired Fund's books. The Acquired Fund has no earnings and profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. The Acquired Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder. All dividends paid by the Acquired Fund at any time prior to the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 562 of the Code. Except as otherwise disclosed in writing to the Acquiring Fund, the Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and has withheld in respect of dividends and other distributions and paid to the proper taxing authority all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.

(k)  The Acquired Fund has not received written notification from any tax authority that asserts a position contrary to any of the above representations.

(l)  The authorized capital of the Acquired Trust consists of an unlimited number of shares of beneficial interest, $0.001 par value, of such number of different series as the Board of Trustees of the

Acquired Trust may authorize from time to time. The outstanding shares of beneficial interest of the Acquired Fund are divided into, as applicable, Class A, Class C, Class K, and Class Y each having the characteristics described in the Acquired Fund Prospectus and will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in Section 3.4. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund (except as set forth in the Acquired Fund Prospectus), and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquired Fund are outstanding.

(m)  The execution, delivery and performance of this Agreement have been duly authorized by the Board of Trustees of the Acquired Trust and by all other necessary trust action on the part of the Acquired Trust and the Acquired Fund, other than shareholder approval as required by Section 8.1 hereof, and subject to such shareholder approval, this Agreement constitutes the valid and binding obligation of the Acquired Trust and the Acquired Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles.

(n)  The Acquiring Fund Shares to be issued to the Acquired Fund pursuant to the terms of this Agreement will not be acquired for the purpose of making any distribution thereof other than to Acquired Fund shareholders as provided in Section 1.1(c).

(o)  The information relating to the Acquired Trust and the Acquired Fund furnished in writing by the Acquired Trust and the Acquired Fund to the Acquiring Trust for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and complies in all material respects with federal securities laws and regulations thereunder applicable thereto.

(p)  As of the date of this Agreement, the Acquired Trust and the Acquired Fund have provided the Acquiring Fund with information relating to the Acquired Trust and the Acquired Fund reasonably necessary for the preparation of prospectuses, including the proxy statement of the Acquired Fund (the "Prospectus/Proxy Statement"), to be included in a Registration Statement on Form N-14 of the Acquiring Trust (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, (the "1934 Act") and the 1940 Act in connection with the meeting of shareholders of the Acquired Fund to approve this Agreement and the transactions contemplated hereby. As of the effective date of the Registration Statement, the date of the meeting of shareholders of the Acquired Fund and the Closing Date, the Prospectus/Proxy Statement, including the documents contained or incorporated therein by reference, insofar as it contains information relating to the Acquired Trust or the Acquired Fund furnished to the Acquiring Trust in writing for inclusion therein, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(q)  There are no material contracts outstanding to which the Acquired Fund is a party, other than as disclosed in the Acquired Fund Prospectus or in the Registration Statement.

(r)  No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

(s)  As of both the Valuation Date and the Closing Date, the Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and any such other assets subject to no encumbrances, liens or security interests in favor of any third party creditor of the Acquired Fund, and without any restrictions upon the transfer thereof. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the audited schedule of its portfolio investments as of December 31, 2015, referred to in Section 4.1(g) hereof, as supplemented with such changes as the Acquired Fund shall make after December 31, 2015, which changes shall be disclosed to the Acquiring Fund in an updated schedule of investments, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date.

(t)  To the best of the Acquired Trust's and the Acquired Fund's knowledge, all of the issued and outstanding shares of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

4.2.  Representations and Warranties of The Acquiring Trust and The Acquiring Fund.

The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)  The Acquiring Trust is a statutory trust duly organized and validly existing under the laws of the state of Delaware and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Acquiring Trust is not required to qualify as a foreign entity in any jurisdiction where it is not so qualified and the failure so to qualify would have a material adverse effect on the Acquiring Fund. The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted.

(b)  The Acquiring Trust is duly registered under the 1940 Act, as a management company of the open-end type, and such registration has not been revoked or rescinded and is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of Acquiring Trust's Trust Instrument and the 1940 Act.

(c)  The Acquiring Fund is not in violation in any material respect of any provisions of the Acquiring Trust's Trust Instrument or Bylaws, each as amended, or any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund or its assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

(d)  As of the Closing Date, the Acquiring Fund Prospectus will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the

Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact relating to the Acquiring Trust or the Acquiring Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)  No material litigation, administrative or other proceedings or investigation is presently pending or, to the knowledge of the Acquiring Trust or the Acquiring Fund, threatened as to the Acquiring Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to directly or indirectly indemnify in connection with such litigation, proceedings or investigation. Neither the Acquiring Trust nor the Acquiring Fund knows of any facts which might form the basis for the institution of such proceedings and neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

(f)  The Acquiring Fund has not yet commenced investment operations and has no known liabilities of a material nature, contingent or otherwise.

(g)  The Acquiring Fund was established in order to effect the transactions described in this Agreement, and, prior to the Closing Date, will not have carried on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of operations). It has not yet filed its first federal income tax return and, thus, has not yet elected to be treated as a "regulated investment company" for federal income tax purposes. However, upon filing its first federal income tax return following the completion of its first taxable year, the Acquiring Fund will elect to be a "regulated investment company" and until such time will take all steps necessary to ensure that it qualifies for treatment as a "regulated investment company" under Sections 851 and 852 of the Code.

(h)  The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees of the Acquiring Trust may authorize from time to time. As of the date of this Agreement, the Acquiring Fund has no outstanding shares of any class. As of the Closing Date, the outstanding shares of beneficial interest of the Acquiring Fund will be divided into, as applicable, Class A, Class C, Class R and Class Y shares, each having the characteristics described in the Acquiring Fund Prospectus. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquiring Fund are outstanding.

(i)  The execution, delivery and performance of this Agreement has been duly authorized by the Board of Trustees of the Acquiring Trust and by all other necessary trust action on the part of the Acquiring Trust and the Acquiring Fund, and constitute the valid and binding obligation of the Acquiring Trust and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles.

(j)  The Acquiring Fund Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued, as applicable, Class A, Class C, Class R and Class Y shares of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

(k)  The information furnished by the Acquiring Trust and the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and complies in all material respects with federal securities laws and regulations thereunder applicable thereto.

(l)  As of the effective date of the Registration Statement, the date of the meeting of shareholders of the Acquired Fund and the Closing Date, the Prospectus/Proxy Statement, including the documents contained or incorporated therein by reference, insofar as it relates to the Acquiring Trust and the Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(m)  There are no material contracts outstanding to which the Acquiring Fund is a party, other than as disclosed in the Acquiring Fund Prospectus and the Registration Statement.

(n)  The books and records of the Acquiring Fund made available to the Acquired Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

(o)  No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws.

5.  Covenants of the Parties.

5.1.  The Acquired Trust and the Acquiring Trust, and the Acquired Fund and the Acquiring Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that, with respect to the Acquired Fund, such ordinary course of business will include purchases and sales of portfolio securities, sales and redemptions of Acquired Fund Shares, and regular and customary periodic dividends and distributions, and with respect to the Acquiring Fund, it shall be limited to such actions as are customary to the organization of a new series prior to its commencement of investment operations.

5.2.  The Acquired Trust will call a meeting of the Acquired Fund shareholders as soon as practicable after the date of filing the Registration Statement to be held prior to the Closing Date for the purpose of considering the sale of all of its assets to and the assumption of all of its liabilities by the Acquiring Fund as herein provided, adopting this Agreement and authorizing the liquidation of the Acquired Fund, and taking all other action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

5.3.  In connection with the Acquired Fund shareholders' meeting referred to in Section 5.2, the Acquiring Trust will prepare the Registration Statement and Prospectus/Proxy Statement for such meeting, which the Acquiring Trust will file for the registration under the 1933 Act of the Acquiring Fund Shares to be distributed to Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act.

5.4.  Each of the Acquired Trust, the Acquired Fund, the Acquiring Trust and the Acquiring Fund will cooperate with the others, and each will furnish to the others the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement, including the Prospectus/Proxy Statement.

5.5.  The Acquiring Fund shall, on behalf of the Acquired Fund, cause to be timely filed tax returns (taking into account extensions) required to be filed with respect to the Acquired Fund for the taxable year ending on December 31, 2015 and shall cause to be paid any taxes shown as due thereon. The parties shall reasonably cooperate with each other in connection with the tax preparation and filing of tax returns with respect to the Acquired Fund that are due after the Closing Date.

5.6.  The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or blue sky laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.7.  The Acquired Trust and the Acquired Fund agree that the liquidation of the Acquired Fund will be effected in the manner provided in the Acquired Trust's Declaration of Trust and Bylaws, each as amended, in accordance with applicable law, and that on and after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

6.  Conditions Precedent to Obligations of the Acquiring Fund.

The obligations of the Acquiring Trust and the Acquiring Fund to complete the transactions provided for herein shall be subject, at their election, to the performance by the Acquired Trust and the Acquired Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1.  The Acquired Trust and the Acquired Fund shall have delivered to the Acquiring Fund a certificate executed on their behalf by the Acquired Trust's duly authorized officer, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust and the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2.  The Acquired Fund shall have furnished to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, with values determined as provided in Section 2 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Date, certified on the Acquired Fund's behalf by the Acquired Trust's duly authorized officer, and a certificate of both such officers, dated the Closing Date, to the effect that as of the Valuation Date and as of the Closing Date there has been no material adverse change in the financial position of the Acquired Fund since December 31, 2015.

6.3.  The assets of the Acquired Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund, by reason of limitations contained in the Acquiring Trust's Trust Instrument or of investment restrictions disclosed in the Acquiring Fund Prospectus in effect on the Closing Date, may not properly acquire.

6.4.  All proceedings taken by the Acquired Trust or the Acquired Fund in connection with the transactions contemplated by this Agreement and all material documents related thereto shall be reasonably satisfactory in form and substance to the Acquiring Fund.

6.5.  The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed on its behalf by a duly authorized officer of the Acquired Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such adjusted tax basis as the Acquiring Fund may reasonably request.

6.6.  The Acquired Fund's custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

6.7.  The Acquired Fund's transfer agent shall have provided to the Acquiring Fund's transfer agent (i) the originals or true copies of all of the records of the Acquired Fund in the possession of the Acquired Fund's transfer agent as of the Closing Date, (ii) a record specifying the number of Acquired Fund Shares outstanding as of the Valuation Date and (iii) a record specifying the name and address of each holder of record of any Acquired Fund Shares and the number of Acquired Fund Shares held of record by each such shareholder as of the Valuation Date. The Acquired Fund's transfer agent shall also have provided the Acquiring Fund with a certificate confirming that the acts specified in the preceding sentence have been taken and that the information so supplied is complete and accurate to the best knowledge of the transfer agent.

6.8.  The Acquiring Fund shall have received a favorable opinion of Ropes & Gray, LLP, counsel to the Acquired Fund, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of such firm appropriate to render the opinions expressed therein, and in a form satisfactory to the Acquiring Fund, to the following effect:

(a)  The Acquired Trust is an unincorporated voluntary association with transferable shares of beneficial interest (commonly referred to as a "Massachusetts business trust") validly existing under the laws of The Commonwealth of Massachusetts and has power as a business trust to own all of its properties and assets and to carry on its business, in each case as described in the Registration Statement, and the Acquired Fund is a separate series thereof duly established in accordance with the Declaration of Trust and Bylaws, each as amended, of the Acquired Trust and applicable law.

(b)  This Agreement has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, is a valid and binding obligation of the Acquired Trust and the Acquired Fund enforceable against the Acquired Trust and the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles.

(c)  The Acquired Fund has the power as a series of a business trust to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

(d)  The execution and delivery of this Agreement by the Acquired Trust on behalf of the Acquired Fund did not, and the performance by the Acquired Trust and the Acquired Fund of their obligations hereunder will not, violate the Acquired Trust's Declaration of Trust or Bylaws, each as amended, or any provision of any agreement specified in a Certificate of Officer of the Acquired Trust to which the Acquired Trust or the Acquired Fund is a party, or by which it is bound or, result in the acceleration of any obligation or the imposition of any penalty under any such agreement, or any judgment or decree to which the Acquired Trust or the Acquired Fund is a party or by which it is bound, specified in a Certificate of Officer of the Acquired Trust.

(e)  No consent, approval, authorization or order of any Commonwealth of Massachusetts or federal governmental authority is required for the consummation by the Acquired Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained.

(f)  Such counsel has not represented and is not representing the Acquired Fund or the Acquired Trust in any legal or governmental proceedings on or before the date of mailing of the Prospectus/Proxy Statement referred to in Section 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required.

(g)  The Acquired Trust is registered with the Commission as an investment company under the 1940 Act.

7.  Conditions Precedent to Obligations of the Acquired Fund.

The obligations of the Acquired Trust and the Acquired Fund to complete the transactions provided for herein shall be subject, at their election, to the performance by the Acquiring Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1.  The Acquiring Trust and the Acquiring Fund shall have delivered to the Acquired Fund a certificate executed on their behalf by the Acquiring Trust's duly authorized officer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust and the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Trust and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

7.2.  The Acquiring Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund existing at the Closing Date in connection with the transactions contemplated by this Agreement.

7.3.  All proceedings taken by the Acquiring Trust or the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to the Acquired Fund.

7.4.  The Acquired Fund shall have received a favorable opinion of Morrison & Foerster LLP, counsel to the Acquiring Trust, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of Morrison & Foerster LLP appropriate to render the opinions expressed therein, and in a form reasonably satisfactory to the Acquired Fund, to the following effect:

(a)  The Acquiring Trust is a "Delaware statutory trust" validly existing under the laws of the State of Delaware and the Acquiring Fund is a separate series thereof duly constituted in accordance with the Trust Instrument and the Bylaws of the Trust, each as amended, and applicable law.

(b)  This Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and assuming the due authorization, execution and delivery of this Agreement by the Acquired Trust, on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Trust and the Acquiring Fund enforceable against the Acquiring Trust and the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles.

(c)  The execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund did not, and the performance by the Acquiring Trust and the Acquiring Fund of their obligations hereunder will not, violate the Acquiring Trust's Trust Instrument or Bylaws, each as amended, or any provision of any agreement specified in a Certificate of Officer of the Acquiring Trust to which the Acquiring Trust or the Acquiring Fund is a party, or by which it is bound, or result in the acceleration of any obligation or the imposition of any penalty under any such agreement, or any judgment, or decree to which the Acquiring Trust or the Acquiring Fund is a party, or by which it is bound, specified in a Certificate of Officer of the Acquiring Trust.

(d)  No consent, approval, authorization or order of any New York State or federal governmental authority is required for the consummation by the Acquiring Trust or the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained.

(e)  Such counsel has not represented and is not representing the Acquiring Fund or the Acquiring Trust in any legal or governmental proceedings relating to the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in Section 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required.

(f)  The Acquiring Trust is registered with the Commission as an investment company under the 1940 Act.

(g)  Assuming that a consideration not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued for transfer to the Acquired Fund Shareholders as provided by the Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and, except as set forth in the Acquiring Fund Prospectus, non-assessable Class A,

Class C, Class R and Class Y shares, as applicable, of beneficial interest in the Acquiring Fund.

(h)  The Registration Statement has become effective and, to the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued.

8.  Further Conditions Precedent to Obligations of the Parties.

The respective obligations of the Acquiring Trust, the Acquiring Fund, the Acquired Trust and the Acquired Fund hereunder are subject to the further conditions that on or before the Closing Date:

8.1.  This Agreement shall have been approved by a majority of the outstanding shares of the Acquired Fund in the manner required by the Acquired Trust's Declaration of Trust, Bylaws, each as amended, and applicable law, and the parties shall have received reasonable evidence of each such approval.

8.2.  On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3.  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities) deemed necessary by the Acquired Trust, the Acquired Fund, the Acquiring Trust or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

8.4.  The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5.  The post-effective amendment to the registration statement of the Acquiring Trust on Form N-1A relating to shares of the Acquiring Fund shall have become effective and no stop order suspending the effectiveness thereof shall have been issued.

8.6.  The Acquired Fund and the Acquiring Fund shall have received a favorable opinion of Morrison & Foerster LLP dated on the Closing Date (which opinion will be subject to certain qualifications) satisfactory to both parties substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, generally for federal income tax purposes:

(a)  The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares, followed by the distribution by the Acquired Fund of such Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in Section 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

(b)  No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or (ii) upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in Section 1 hereof.

(c)  No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of the liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares as contemplated in Section 1 hereof.

(d)  The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer.

(e)  The holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund.

(f)  No gain or loss will be recognized by Acquired Fund shareholders upon the exchange of all of their Acquired Fund Shares for the Acquiring Fund Shares.

(g)  The aggregate tax basis of the Acquiring Fund Shares to be received by each shareholder of the Acquired Fund will be the same as the aggregate tax basis of Acquired Fund Shares exchanged therefor.

(h)  An Acquired Fund shareholder's holding period for the Acquiring Fund Shares to be received will include the period during which Acquired Fund Shares exchanged therefor were held, provided that the shareholder held Acquired Fund Shares as a capital asset on the date of the exchange.

(i)  The Acquiring Fund will succeed to and take into account the items of the corresponding Acquired Fund described in Section 381(c) of the Code (including capital loss carryovers), subject to the conditions and limitations specified in the Code, the regulations thereunder, and existing court decisions and published interpretations of the Code and Regulations.

The opinion will be based on certain factual certifications made by officers of the Acquired Trust and the Acquiring Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

8.7.  At any time prior to the Closing, any of the foregoing conditions of this Section 8 (except for Section 8.1) may be jointly waived by the Board of Trustees of the Acquired Trust and the Board of Trustees of the Acquiring Trust, if, in the judgment of the Board of Trustees of the Acquired Trust, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and, if, in the judgment of the Board of Trustees of the Acquiring Trust, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquiring Fund.

9.  Brokerage Fees; Expenses.

9.1.  Each of the Acquired Trust, the Acquired Fund, the Acquiring Trust and the Acquiring Fund represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

9.2.  As separately agreed between Victory Capital and RSIM, Victory Capital and RSIM agree to assume and to pay all expenses incurred by the Acquiring Trust, the Acquiring Fund, the Acquired Trust, and the Acquired Fund in connection with the transaction contemplated by this Agreement.

10.  Entire Agreement; Survival of Warranties.

10.1.  This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter and may not be changed except by a letter of agreement signed by each party hereto.

10.2.  The representations, warranties and covenants contained in this Agreement or in any other document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except Sections 1.1, 1.3, 1.5, 9, 14 and 15.

11.  Termination.

11.1.  This Agreement may be terminated by the mutual agreement of the Acquired Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, prior to the Closing Date.

11.2.  In addition, either of the Acquired Trust or the Acquiring Trust may at its option terminate this Agreement at or prior to the Closing Date because:

(a)  With respect to a termination by the Acquired Trust, of a material breach by the Acquiring Trust or the Acquiring Fund of any representation, warranty, covenant or agreement contained herein to be performed by the Acquiring Trust or the Acquiring Fund at or prior to the Closing Date; or with respect to a termination by the Acquiring Trust, of a material breach by the Acquired Trust or Acquired Fund of any representation, warranty, covenant or agreement herein to be performed by the Acquired Trust or the Acquired Fund at or prior to the Closing Date;

(b)  A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

(c)  Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.2(c) shall have used its reasonable efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

11.3.  If the transactions contemplated by this Agreement have not been substantially completed by [_], this Agreement shall automatically terminate on that date unless a later date is agreed to by all of the parties to this Agreement.

11.4.  In the event of the termination of this Agreement and abandonment of the transactions contemplated hereby pursuant to this Section 11, this Agreement shall become void and have no effect except that (a) Sections 9.1, 9.2, 11.4, 14 and 15 shall survive any termination of this Agreement, and (b) notwithstanding anything to the contrary contained in this Agreement, no party shall be relieved or released from any liability or damages arising out of any breach of any provision of this Agreement by any party prior to the date of termination, unless the termination is effected pursuant to Section 11.1.

12.  Transfer Taxes.

Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

13.  Amendments.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquiring Trust and the Acquired Trust; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to Section 5.2 no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

14.  Notices.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by, telecopy or certified mail addressed to the Acquired Trust or the Acquired Fund at One Bush Street, Suite 900, San Francisco, CA 94104, Attn: [_], with a copy to Elizabeth Reza, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199, or the Acquiring Trust or the Acquiring Fund at 4900 Tiedeman Road, Brooklyn, Ohio 44144, Attn: Christopher K. Dyer, with a copy to Jay G. Baris, Morrison & Foerster LLP, 250 West 55th Street, New York, New York 10019.

15.  Miscellaneous.

15.1.  The article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3.  This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

15.4.  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5.  All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

15.6.  A copy of the Acquired Trust's Amended and Restated Agreement and Declaration of Trust dated March 13, 1997, as amended, to which reference is hereby made is on file at the office of the Secretary of The Commonwealth of Massachusetts and elsewhere as required by law. This Agreement was executed or made by or on behalf of the Acquired Trust and the Acquired Fund by the Trustees or officers of the Acquired Trust as Trustees or officers and not individually and the obligations of this Agreement are not binding upon any of them or the shareholders of the Acquired Fund individually but are binding only upon the assets and property of the Acquired Trust or upon the assets belonging to the series or class for the benefit of which the Trustees have caused this Agreement to be made.

15.7.  A copy of the Acquiring Trust's Certificate of Trust, to which reference is hereby made is on file at the office of the Secretary of State of the State of Delaware and elsewhere as required by law. This Agreement was executed or made by or on behalf of the Acquiring Trust and the Acquiring Fund by the Trustees or officers of the Acquiring Trust as Trustees or officers and not individually and the obligations of this Agreement are not binding upon any of them or the shareholders of the Acquiring Fund individually but are binding only upon the assets and property of the Acquiring Trust or upon the assets belonging to the series or class for the benefit of which the Trustees have caused this Agreement to be made.

15.8  It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Acquiring Trust personally, but shall bind only the Acquiring Trust property of the

Acquiring Fund, as provided in the Acquiring Trust's Trust Instrument, as amended. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Acquiring Trust on behalf of the Acquiring Fund and signed by authorized officers of the Acquiring Trust, acting as such. Neither the authorization by the Board of Trustees of the Acquiring Trust nor the execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Acquiring Trust property of the Acquiring Fund as provided in the Acquiring Trust's Trust Instrument, as amended.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

RS INVESTMENT TRUST,
on behalf of each of its series portfolios listed on Schedule A, individually and not jointly

By:

Name: Matthew H. Scanlan

Title: President

VICTORY PORTFOLIOS,
on behalf of each of its series portfolios listed on Schedule A, individually and not jointly

By:

Name: Christopher K. Dyer

Title: President

For purposes of Section 9.2 only:
VICTORY CAPITAL MANAGEMENT INC.

By:

Name: Michael D. Policarpo II

Title: Chief Operating Officer

For purposes of Section 9.2 only:
RS INVESTMENT MANAGEMENT CO. LLC

By:

Name: Matthew H. Scanlan

Title: Chief Executive Officer

SCHEDULE A

RS Investment Trust Acquired Fund	Victory Portfolios Acquiring Fund
RS Focused Growth Opportunity Fund	Victory RS Focused Growth Opportunity Fund
RS Focused Opportunity Fund	Victory RS Focused Opportunity Fund
RS Growth Fund	Victory RS Growth Fund
RS Mid Cap Growth Fund	Victory RS Mid Cap Growth Fund
RS Select Growth Fund	Victory RS Select Growth Fund
RS Small Cap Equity Fund	Victory RS Small Cap Equity Fund
RS Small Cap Growth Fund	Victory RS Small Cap Growth Fund
RS Technology Fund	Victory RS Science and Technology Fund
RS Investors Fund	Victory RS Investors Fund
RS Large Cap Alpha Fund	Victory RS Large Cap Alpha Fund
RS Partners Fund	Victory RS Partners Fund
RS Value Fund	Victory RS Value Fund
RS Global Fund	Victory RS Global Fund
RS International Fund	Victory RS International Fund
RS China Fund	Victory RS China Fund
RS Emerging Markets Fund	Victory RS Emerging Markets Fund
RS Emerging Markets Small Cap Fund	Victory RS Emerging Markets Small Cap Fund
RS Global Natural Resources Fund	Victory Global Natural Resources Fund
RS Investment Quality Bond Fund	Victory INCORE Investment Quality Bond Fund
RS Low Duration Bond Fund	Victory INCORE Low Duration Bond Fund
RS High Yield Fund	Victory High Yield Fund
RS Tax-Exempt Fund	Victory Tax-Exempt Fund
RS High Income Municipal Bond Fund	Victory High Income Municipal Bond Fund
RS Floating Rate Fund	Victory Floating Rate Fund
RS Strategic Income Fund	Victory Strategic Income Fund

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Exhibit B

Comparison of Fundamental and Non-Fundamental Investment Policies and Limitations

Comparison of Fundamental Investment Policies and Limitations

Each Fund's fundamental investment policies and limitations are set forth below:

Policy	Acquired Funds	Acquiring Funds
Issuing Senior Securities	(All Funds except RS Global Natural Resources Fund, RS Select Growth Fund, RS Technology Fund, RS Focused Opportunity Fund, and RS Focused Growth Opportunity Fund)
The Fund may not issue any class of securities which is senior to the Fund's shares of beneficial interest, except to the extent a Fund is permitted to borrow money or otherwise to the extent consistent with applicable law.
(RS Global Natural Resources Fund, RS Select Growth Fund, and RS Technology Fund)
The Fund may not issue any class of securities which is senior to the Fund's shares of beneficial interest, except that the Fund may borrow money to the extent contemplated by the fundamental restriction on borrowing.
(RS Focused Opportunity Fund and RS Focused Growth Opportunity Fund)
The Fund may issue senior securities to the extent consistent with applicable law from time to time.	(All Funds)
Each Fund may not issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction.
Note: The SEC takes the position that transactions that have the effect of increasing the leverage of the capital structure of a fund are the economic equivalent of borrowing, and they can be viewed as a type of borrowing known as a "senior security" for purposes of the 1940 Act. Examples of such transactions and trading practices include reverse repurchase agreements; mortgage-dollar-roll transactions; selling securities short (other than selling short "against the box"); buying and selling certain derivatives contracts, such as futures contracts; writing or selling put and call options; engaging in sale-buybacks; firm commitment and standby commitment agreements; when-issued, delayed delivery and forward commitment transactions; and other similar transactions. A transaction will not be considered to constitute the issuance by a fund of a "senior security," as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% minimum asset coverage requirement otherwise applicable to borrowings by a fund, if the fund maintains an offsetting financial position by segregating liquid assets (as determined by the adviser under the general oversight of the fund board) at least equal to the value of the fund's potential economic exposure as measured daily on a mark-to-market basis; or otherwise "covers" the transaction in accordance with applicable SEC guidance (collectively defined as "covers" the transaction). In order to comply with the applicable regulatory requirements regarding cover, a fund may be required to buy or sell securities at a disadvantageous time or when the prices then available are deemed disadvantageous. In addition, segregated assets may not be readily available to satisfy redemption requests or for other purposes.

Policy	Acquired Funds	Acquiring Funds
Purchasing Securities on Margin	(RS Global Natural Resources Fund, RS Select Growth Fund, and RS Technology Fund)
	The Fund may not purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions) (Margin payments or other arrangements in connection with transactions in short sales, futures contracts, options, and other financial instruments are not considered to constitute the purchase of securities on margin for this purpose.).	(All Funds) No fundamental policy.
Borrowing	(RS Partners Fund, RS Value Fund, RS Investors Fund, RS Small Cap Equity Fund, RS Large Cap Alpha Fund, RS Mid Cap Growth Fund, RS Growth Fund, RS International Fund, RS Global Fund, RS Emerging Markets Fund, RS Emerging Markets Small Cap Fund, RS China Fund, RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Fund, RS Tax-Exempt Fund, RS High Income Municipal Bond Fund, RS Floating Rate Fund, and RS Strategic Income Fund)
The Fund may not borrow money, except to the extent permitted by applicable law from time to time.
(RS Small Cap Growth Fund)
The Fund may not borrow money, except to the extent permitted by applicable law.
(RS Global Natural Resources Fund, RS Select Growth Fund, and RS Technology Fund)
The Fund may not borrow more than one-third of the value of its total assets less all liabilities and indebtedness (other than such borrowings) not represented by senior securities;
Note: The 1940 Act permits an open-end investment company to borrow money from a bank so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%.	(All Funds)
Each Fund may not borrow money, except as permitted under the 1940 Act, or by order of the SEC and as interpreted or modified from time to time by regulatory authorities having jurisdiction.
Note: A Fund's ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no action letters, interpretations, and other pronouncements issued from time to time by regulatory authorities, including the SEC and its staff. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including the proceeds of borrowings, less liabilities excluding borrowings) of not less than 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund's total assets made for temporary purposes. Any borrowings for temporary purposes in excess of 5% are subject to the minimum 300% asset coverage requirement. If the value of the assets set aside to meet the 300%asset coverage were to decline below 300% due to market fluctuations or other causes, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and comply with the 300% minimum asset coverage requirement, even in circumstances where it is considered disadvantageous from an investment perspective to sell securities at that time or at the prices then available.

Policy	Acquired Funds	Acquiring Funds
Note: The 1940 Act permits an open-end investment company to borrow money from a bank or other person provided that such loan is for temporary purposes only and is in an amount not exceeding 5% of the value of the investment company's total assets at the time when the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.
(RS Focused Opportunity Fund and RS Focused Growth Opportunity Fund)
The Fund may borrow money to the extent consistent with applicable law from time to time.
Underwriting	(All Funds except RS Focused Opportunity Fund and RS Focused Growth Opportunity Fund)
The Fund may not act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.
(RS Focused Opportunity Fund and RS Focused Growth Opportunity Fund)
The Fund may underwrite securities to the extent consistent with applicable law from time to time.	(All Funds)
Each Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in the disposition of restricted securities.
Diversification

Each of the Funds is a diversified investment company under the 1940 Act. Diversified under the 1940 Act is defined to mean that the Fund may not (as to 75% of the Fund's total assets) purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities and securities of other investment companies) if as a result (i) more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or (ii) more than 10% of the outstanding voting securities of that issuer would be held by the Fund. Under the 1940 Act, a Fund's sub-categorization as a diversified investment company is required to be a fundamental policy. In addition, some of the Acquired Funds adopted specific fundamental policies in respect of diversification, as set forth below:

(All Funds except Victory RS Investors Fund and Victory Global Natural Resources Fund)
Each Fund, except the Victory RS Investors Fund, is a diversified investment company.
Note: Under the 1940 Act a Fund's sub-categorization as a diversified fund is fundamental policy. Diversified under the 1940 Act is defined to mean that the Fund may not (as to 75% of the Fund's total assets) purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities and securities of other investment companies) if as a result (i) more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or (ii) more than 10% of the outstanding voting securities of that issuer would be held by the Fund.

Policy	Acquired Funds	Acquiring Funds
(RS Global Natural Resources Fund, RS Select Growth Fund, RS Mid Cap Growth Fund, and RS Technology Fund)
The Fund may not (as to 75% of the Fund's total assets) purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer.
(RS Value Fund, RS Small Cap Growth Fund, and RS Growth Fund)
The Fund may not (as to 75% of the Fund's total assets) purchase any security (other than U.S. Government securities), if as a result more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer\.
(RS Small Cap Equity Fund, RS Large Cap Alpha Fund, RS International Fund, RS Global Fund, RS Emerging Markets Fund, RS Emerging Markets Small Cap Fund, RS China Fund, RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Fund, and RS Tax-Exempt Fund)
The Fund may not (as to 75% of the Fund's total assets) purchase any security (other than U.S. Government securities or securities of other investment companies), if as a result more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer.
(RS Partners Fund)
	The Fund may not (as to 50% of the Fund's total assets) purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer.	If approved by shareholders of RS Investors Fund and RS Global Natural Resources Fund) Each of Victory RS Investors Fund and Victory Global Natural Resources Fund is a non-diversified fund.

Policy	Acquired Funds	Acquiring Funds
Industry Concentration	(All Funds except RS Global Natural Resources Fund, RS Technology Fund, RS High Income Municipal Bond Fund, RS Floating Rate Fund, RS Strategic Income Fund, RS Tax-Exempt Fund, RS Focused Opportunity Fund, and RS Focused Growth Opportunity Fund)
The Fund may not purchase any security if as a result 25% or more of the Fund's total assets (taken at current value) would be invested in a single industry.
(RS Global Natural Resources Fund)
The Fund may not purchase any security if as a result 25% or more of the Fund's total assets (taken at current value) would be invested in a single industry except that the Fund will invest without limit in any one or more natural resources industries, as described in the Fund's prospectus at the time.
(RS Technology Fund)
The Fund may not purchase any security if as a result 25% or more of the Fund's total assets (taken at current value) would be invested in a single industry, except that the Fund will invest without limit in any one or more information technology industries.
(RS High Income Municipal Bond Fund)
The Fund may not purchase any security if as a result 25% or more of the Fund's total assets (taken at current value) would be invested in a single industry (for purposes of this restriction, loan participations will be considered investments in the industry of the underlying borrower, rather than that of the seller of the loan participation) except that the Fund shall not be limited in its purchase of municipal obligations, as described in the Fund's prospectus at the time.
(RS Floating Rate Fund and RS Strategic Income Fund)
The Fund may not purchase any security if as a result 25% or more of the Fund's total assets (taken at current value) would be invested in a single industry (for purposes of this restriction, loan participations will be considered investments in the industry of the underlying borrower, rather than that of the seller of the loan participation).	(All Funds except Victory Global Natural Resources Fund and Victory RS Science and Technology Fund)
Each Fund may not concentrate its investments in a particular industry, as the term "concentration" is used in the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction.
Note: For purposes of the 1940 Act, "concentration" means investing more than 25% of a Fund's net assets in a particular industry or a specified group of industries.
(Victory Global Natural Resources Fund)
The Fund will concentrate its investments in any one or more natural resources industries, as described in the Fund's prospectus at the time.
(Victory RS Science and Technology Fund)
The Fund will concentrate its investments in any one or more science and/or technology industries.
(All Funds)
Note: For purposes of the Funds' fundamental policy on concentration, (1) loan participations will be considered investments in the industry of the underlying borrower, rather than that of the seller of the loan participation, (2) municipal obligations are not considered a separate industry, and (3) for purposes of calculating concentration of investments in the utility and finance categories, each Fund will operate as follows: neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of the Fund's concentration policy (i.e., finance companies will be considered a part of the industry they finance and utilities will be divided according to the types of services they provide).

Policy	Acquired Funds	Acquiring Funds
(RS Tax-Exempt Fund)
The Fund may not purchase any security if as a result 25% or more of the Fund's total assets (taken at current value) would be invested in a single industry except that the Fund shall not be limited in its purchase of municipal obligations, as described in the Fund's prospectus at the time.
(RS Focused Opportunity Fund and RS Focused Growth Opportunity Fund)
The Fund may not purchase any security if, as a result, 25% or more of the Fund's total assets (taken at current value) would be invested in a particular industry (for purposes of this restriction, investment companies are not considered to constitute a particular industry or group of industries), except as is consistent with applicable law from time to time and as follows: the Fund is permitted to invest without limit in "government securities" (as defined in the 1940 Act) and tax-exempt securities issued by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing.
Note: The Fund reserves the flexibility to invest in issuers in any group of related sectors or industries.
Investing in Securities	(RS Global Natural Resources Fund, RS Select Growth Fund, and RS Technology Fund)
	The Fund may not invest in securities of any issuer if any officer or Trustee of the RS Investment Trust or any officer or director of RS Investments owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, Trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.	(All Funds) No fundamental policy.
Lending	(All Funds except RS Focused Opportunity Fund and RS Focused Growth Opportunity Fund)
The Fund may not make loans, except by purchase of debt obligations or other financial instruments in which a Fund may invest consistent with its investment policies, by entering into repurchase agreements, or through the lending of its portfolio securities.	(All Funds)
Each Fund may not make loans, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction.
Note: Generally, the 1940 Act prohibits loans if a fund's investment policies do not permit loans, and if the loans are made, directly or indirectly, to persons deemed to control or to be under common control with the registered investment company.

Policy	Acquired Funds	Acquiring Funds
(RS High Income Municipal Bond Fund, RS Floating Rate Fund, and RS Strategic Income Fund)
The Fund may purchase loan participations or otherwise invest in loans or similar obligations, and may make loans directly to issuers, itself or as part of a lending syndicate.
(RS Small Cap Equity Fund, RS Large Cap Alpha Fund, RS International Fund, RS Global Fund, RS Emerging Markets Fund, RS Emerging Markets Small Cap Fund, RS China Fund, RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Fund, RS Tax-Exempt Fund, RS High Income Municipal Bond Fund, RS Floating Rate Fund, and RS Strategic Income Fund)
The Fund may make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC.
(RS Focused Opportunity Fund and RS Focused Growth Opportunity Fund)
The Fund may make loans, including to affiliated investment companies, to the extent consistent with applicable law from time to time.
Commodities	(RS Partners Fund, RS Value Fund, RS Investors Fund, and RS Global Natural Resources Fund, RS Small Cap Growth Fund, RS Select Growth Fund, RS Mid Cap Growth Fund, RS Growth Fund, and RS Technology Fund)
The Fund may not purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions, and except as required in connection with otherwise permissible options, futures, and commodity activities as described elsewhere in the Fund's Prospectus or SAI at the time.	(All Funds)
Each Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

Policy	Acquired Funds	Acquiring Funds
(RS Small Cap Equity Fund, RS Large Cap Alpha Fund, RS International Fund, RS Global Fund, RS Emerging Markets Fund, RS China Fund, RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Fund, RS Tax-Exempt Fund, RS High Income Municipal Bond Fund, RS Floating Rate Fund, and RS Strategic Income Fund)
The Fund may not purchase commodities, except that a Fund may purchase and sell commodity contracts or any type of commodity-related derivative instrument (including, without limitation, all types of commodity-related swaps, futures contracts, forward contracts, and options contracts).
(RS Emerging Markets Small Cap Fund)
The Fund may not purchase physical commodities, except that the Fund may purchase and sell commodity contracts or any type of commodity-related derivative instrument (including, without limitation, all types of commodity-related swaps, futures contracts, forward contracts, and options contracts).
Note: The RS Emerging Markets Small Cap Fund may purchase, sell, or enter into derivatives and derivatives transactions of any kind consistent with its investment policies described in the Prospectus or elsewhere in the SAI from time to time, including, without limitation, swaps, options, futures contracts, options on futures contracts, and forward contracts.
Note: The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and regulations adopted pursuant to the Dodd-Frank Act may be read to include within the term "commodity" certain swap, forward, option, and other transactions that were not commonly understood to be "commodities" prior to the enactment of the Dodd-Frank Act. This fundamental investment restriction will not be read to limit the ability of the Fund to make any investment that it might have made consistent with that restriction prior to the enactment of the Dodd-Frank Act.
(RS Focused Opportunity Fund and RS Focused Growth Opportunity Fund)
The Fund may purchase or sell commodities to the extent consistent with applicable law from time to time.

Policy	Acquired Funds	Acquiring Funds
Real Estate	(All Funds except RS Global Natural Resources Fund, RS Focused Opportunity Fund and RS Focused Growth Opportunity Fund)
The Fund may not purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts. (For purposes of this restriction, investments by a Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans).
(RS Global Natural Resources Fund)
The Fund may not purchase or sell real estate or interests in real estate, including real estate mortgage loans, although (i) it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts, and (ii) the Fund may invest in any issuers in the natural resources industries, as described in the Prospectus at the time. (For purposes of this restriction, investments by a Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans).
(RS Focused Opportunity Fund and RS Focused Growth Opportunity Fund)
The Fund may purchase, sell or hold real estate to the extent consistent with applicable law from time to time.	(All Funds)
Each Fund may not purchase or sell real estate unless acquired as a result of direct ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in the following: (i) securities or other instruments backed by real estate; (ii) securities of real estate operating companies; or (iii) securities of companies engaged in the real estate business, including real estate investment trusts. This restriction does not preclude the Fund from buying securities backed by mortgages on real estate or securities of companies engaged in such activities.
Other Fundamental Policies	(RS Tax-Exempt Fund) As a matter of fundamental policy, under normal circumstances at least 80% of the value of the RS Tax-Exempt Fund's net assets will be invested in tax-exempt municipal obligations.	(Victory Tax-Exempt Fund)
As a matter of fundamental policy, under normal circumstances at least 80% of the value of the Victory Tax-Exempt Fund's net assets will be invested in tax-exempt municipal obligations.

Policy	Acquired Funds	Acquiring Funds
(RS High Income Municipal Bond Fund)
As a matter of fundamental policy, under normal circumstances at least 80% of the value of the RS High Income Municipal Bond Fund's net assets will be invested in tax-exempt municipal obligations (which may include obligations that pay interest subject to the AMT).	(Victory High Income Municipal Bond Fund)
As a matter of fundamental policy, under normal circumstances at least 80% of the value of the Victory High Income Municipal Bond Fund's net assets will be invested in tax-exempt municipal obligations (which may include obligations that pay interest subject to the AMT).

Comparison of Non-Fundamental Investment Policies and Limitations

Non-fundamental investment policies and limitations are investment policies and limitations that can be changed by a fund's board without a shareholder vote. The Acquired Funds do not specifically identify any of their investment policies and limitations as "non-fundamental" investment policies and limitations — however, only the Acquired Funds' "fundamental" policies identified above require a shareholder vote in order to change them. The Acquiring Funds identify two policies as "non-fundamental" investment policies: 1) the Acquiring Funds' policy on investments in illiquid securities and 2) the Acquiring Funds' policy on investments in other investment companies. In both cases, the Acquired Funds and Acquiring Funds are subject to substantially the same policies with respect to investments in illiquid securities and investments in other investment companies, except that each of the Acquiring Funds has adopted a policy that it will not purchase the securities of any registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(G) or Section 12(d)(1)(F) of the 1940 Act (statutory provisions which permit operation as a "fund of funds.") The Acquired Funds have not adopted a similar policy; however, none of the Acquired Funds has an investment strategy which requires the Acquired Fund to invest in underlying funds in reliance on Section 12(d)(1)(G) or Section 12(d)(1)(F). As such, RS Investments does not believe that the Acquiring Funds' non-fundamental policy on investments in other investment companies will necessitate any change in the manner in which the Acquired Funds are being managed following the Reorganizations.

The following are the Acquiring Funds' non-fundamental investment policies and limitations:

Policy	Acquiring Funds
Illiquid Securities	The Fund may not invest more than 15% of its net assets in illiquid securities.
Other Investment Companies	The Fund may not purchase the securities of any registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(G) or Section 12(d)(1)(F) of the 1940 Act, which permits operation as a "fund of funds."
Except as provided in the next paragraph, the Funds may not: (1) invest more than 5% of its total assets in the securities of any one investment company; (2) own more than 3% of the securities of any one investment company; or (3) invest more than 10% of its total assets in the securities of other investment companies.
The Funds may purchase and redeem shares issued by a money market fund without limit, provided that either: (1) the acquiring Fund pays no "sales charge" or "service fee" (as each of those terms is defined in the FINRA Conduct Rules); or (2) the Adviser waives its advisory fee in an amount necessary to offset any such sales charge or service fee.

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Exhibit C

Principal Risks

Except for certain differences between the investment strategies and risks of RS Investors Fund, RS Global Natural Resources Fund, RS Technology Fund, RS Investment Quality Bond Fund, and RS Low Duration Bond Fund and their corresponding Acquiring Funds discussed above, the principal risks of the Acquired Fund and the Acquiring Fund will be substantially identical. Set forth below is a glossary of risks, in alphabetical order, describing the principal risks indicated for each Acquiring Fund in "Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks" above.

An investment team's investment process may produce incorrect judgments about the value of a particular asset and may not produce the desired results. You may lose money by investing in any of these Funds. The likelihood of loss may be greater if you invest for a shorter period of time. By itself, an Acquiring Fund does not constitute a complete investment plan and should be considered a long-term investment by investors who can afford to weather changes in the value of their investment.

•  Cash Position Risk

To the extent the Fund holds assets in cash and cash equivalents, the ability of the Fund to meet its objective may be limited.

•  China Risk

Investments in the China region are subject to special risks, such as less developed or less efficient trading markets, currency fluctuations or blockage, nationalization of assets, limits on repatriation, and the effects of governmental control of markets. The Chinese economy and financial markets have experienced high levels of growth in recent years; any actual or perceived reduction or curtailment in those levels of growth in the future would likely have a substantial adverse impact on the values of Chinese companies. Investments in securities of Chinese companies are subject to China's heavy dependence on exports. A small number of companies and industries represent a relatively large portion of the Chinese market as a whole. Monsoons and other natural disasters may cause substantial adverse economic effects.

•  Credit Derivatives Risk

The Fund may enter into credit derivatives, including credit default swaps and credit default index investments. The Fund may use these investments (i) as alternatives to direct long or short investment in a particular security, (ii) to adjust the Fund's asset allocation or risk exposure, or (iii) for hedging purposes. The use by the Fund of credit default swaps may have the effect of creating a short position in a security. These investments can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities. :

•  Currency Risk

Investments in foreign securities are often denominated and traded in foreign currencies. The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. To attempt to protect against changes in currency exchange rates, the Fund may, but will not necessarily, engage in forward foreign-currency exchange transactions. The use of foreign exchange transactions to reduce foreign-currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar.

•  Debt Securities Risk

The value of a debt security or other income-producing security changes in response to various factors, including, by way of example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.

•  Derivatives Risk

Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations. The Securities and Exchange Commission ("SEC") has proposed new rules that may limit the ability of some mutual funds to use derivatives as part of their investment strategies and thus achieve their investment objective. It is not certain whether the SEC will adopt these rules as proposed.

•  Emerging Market Risk

Risks of investing in emerging markets include greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country's dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems.

•  Equity Securities Risk

The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

•  Focused Investment Risk

Focusing investments in a particular market or economic sector (which may include issuers in a number of different industries) increases the risk of loss because the stocks of many or all of the companies in the market or sector may decline in value due to developments adversely affecting the market or sector. In addition, investors may buy or sell substantial amounts of the Fund's shares in response to factors affecting or expected to affect the particular market or sector, resulting in extreme inflows and outflows of cash into and out of the Fund. Such inflows or outflows might affect management of the Fund adversely to the extent they were to cause the Fund's cash position or cash requirements to exceed normal levels.

•  Foreign Securities Risk

Foreign securities (including ADRs and other depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. In addition, when the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund.

•  Global Natural Resources Concentration Risk

Concentrating investments in the natural resources industries increases the risk concentration of loss because the stocks of many or all of the companies in the sector may decline in value due to developments adversely affecting the sector. In addition, investors may buy or sell substantial amounts of the Fund's shares in response to factors affecting or expected to affect the natural resources sector, resulting in extreme inflows and outflows of cash into and out of the Fund. Such inflows or outflows might affect management of the Fund adversely to the extent they were to cause the Fund's cash position or cash requirements to exceed normal levels.

•  High-Yield/Junk Bond Risk

Lower-quality debt securities can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.

•  Investment Style Risk

A mutual fund investing principally in growth and value style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

•  Leverage Risk

Use of leverage by the Fund may have the effect of increasing the volatility of the value of the Fund's portfolio, and may entail risk of loss in excess of the Fund's invested capital.

•  Limited Portfolio Risk

To the extent the Fund invests its assets in a more limited number of issuers than many other mutual funds, a decline in the market value of a particular security may affect the Fund's value more than if the Fund invested in a larger number of issuers.

•  Limited History of Operations Risk

New mutual funds have a limited history of operations for investors to evaluate.

•  Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. Adverse market or economic conditions may adversely affect the liquidity of the Fund's investments and may lead to increased redemptions. In addition, the Fund, by itself or together with other accounts managed by the investment adviser or sub-adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Illiquid securities and relatively less liquid securities may also be difficult to value. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.

•  Loan Risk

Investments in loans are generally subject to the same risks as investments in other types of debt securities, including, in many cases, investments in high-yield/junk bonds. They may be difficult to value and may be illiquid. If the Fund holds a loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that any collateral securing a loan may be insufficient or unavailable to the Fund, and that the Fund's rights to collateral may be limited by bankruptcy or insolvency laws. There may be limited public information available regarding the loan. Transactions in loans often settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale. In certain circumstances, bank loans may not be deemed to be securities. As a result, the Fund may not have the same protections as securities under the provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

•  Mid-Sized Companies Risk

Mid-sized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

•  Mortgage- and Asset-Backed Securities Risk

During periods of falling interest rates, mortgage- and asset backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-backed securities may extend, which may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults.

•  Municipal Obligations Risk

Issuers, including governmental issuers, may be unable to pay their obligations as they come due. The values of municipal obligations that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source. In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations. Loss of tax-exempt status may cause interest received and distributed to shareholders by the Fund to be taxable and may result in a significant decline in the values of such municipal obligations.

•  Natural Resources Investment Risk

Investment in companies in the natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, environmental incidents, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations. Investments in interests in oil, gas or mineral exploration or development programs, including pipelines, may be held through master limited partnerships ("MLPs"), which are generally subject to many of the risks that apply to partnerships and may also be subject to certain tax risks.

•  Non-Diversification Risk

A non-diversified Fund may invest a larger portion of its assets in a smaller number of issuers. This could make the Fund more susceptible to economic or credit risks than a diversified fund.

•  Overweighting Risk

Overweighting investments in companies relative to the Fund's primary benchmark increases the risk that the Fund will underperform its primary benchmark because a general decline in the prices of stocks in such companies will affect the Fund to a greater extent than its primary benchmark.

•  Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.

•  Prime Brokerage Risk

In the event of a default, insolvency, or failure of the prime broker used by a Fund in connection with its short investments, there is no guarantee that the Fund would be able to recover its assets from the prime broker. The Fund may be delayed or prevented from recovering its assets, resulting in losses to the Fund.

•  Science and Technology Concentration Risk

Concentrating investments in the science and technology related industries increases the risk of loss because the stocks of many or all of the companies in the sectors may decline in value due to developments adversely affecting the sectors. In addition, investors may buy or sell substantial amounts of the Fund's shares in response to factors affecting or expected to affect the sectors, resulting in extreme inflows and outflows of cash into and out of the Fund. Such inflows or outflows might affect management of the Fund adversely to the extent they were to cause the Fund's cash position or cash requirements to exceed normal levels.

•  Science and Technology Related Investment Risk

Investments in science and technology companies may be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many science and technology companies are small or mid-sized companies and may be newly organized.

•  Short Sale Risk

A Fund's use of short positions to eliminate or reduce risk exposure in the Fund's long positions may not be successful and the Fund may lose money on its long positions. An increase in the value of a security over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the investment adviser will be able to close out the position at any particular time or at an acceptable price. The loss from a short position is potentially unlimited. A Fund's use of short sales will likely result in the creation of leverage in the Fund.

•  Small and Mid-Sized Companies Risk

Small and mid-sized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

•  Small Companies Risk

Small companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

•  Technology Investment Risk

Investments in technology companies may be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many technology companies are small or mid-sized companies and may be newly organized.

•  Underlying Investment Vehicle Risk

An investment company or similar vehicle (including an ETF) in which the Fund invests does not achieve its investment objective. Underlying investment vehicles are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.

•  Underweighting Risk

When the Fund underweights its investment in companies relative to the Fund's primary benchmark, the Fund will participate in any general increase in the value of such companies to a lesser extent than the Fund's primary benchmark.

•  When-Issued, TBA and Delayed Delivery

The market value of the security issued on a when-issued, to-be-announced or delayed-delivery basis may change before the delivery date, which may adversely impact the Fund's NAV. There is also the risk that a party fails to deliver the security on time or at all.

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EXHIBIT D: ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUNDS

Below is additional information regarding the Acquiring Funds. The information presented below also is applicable to the Acquired Funds, except where noted otherwise, either below or in the body of the prospectus/proxy statement. All references to a Fund or the Funds in this Exhibit D refer to an Acquiring Fund or the Acquiring Funds, respectively, unless otherwise noted.

Additional information about strategies and techniques

In addition to the principal investment strategies described in the "Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks" sections, the Acquiring Funds may at times use additional strategies and techniques, which involve certain special risks. These strategies and techniques, set forth below, apply to all Funds unless otherwise stated. This Prospectus/Proxy Statement does not attempt to describe all of the various investment techniques and types of securities that the investment management team might use in managing the Funds. As with any mutual fund, investors must rely on the professional investment judgment and skill of the investment adviser.

All of the Funds may at times, but will not necessarily, hold a substantial portion of their assets in cash and cash equivalents.

Victory RS Partners Fund, Victory RS Value Fund, Victory RS Large Cap Alpha Fund, and Victory Global Natural Resources Fund

The Fund may at times invest a portion of its assets in debt securities and other income-producing securities of any quality.

Victory RS Investors Fund

The Fund may invest any portion of its assets in debt securities and other income-producing securities. The Fund will invest only in debt securities issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities or in other "investment-grade" debt securities. An investment grade security is one that is rated by Moody's Investors Service, Inc. or Standard & Poor's Rating Group, Baa or BBB, respectively, or higher or, if unrated, that has been determined by the investment team to be of comparable quality.

Victory RS International Fund

The Fund may hold cash in U.S. dollars or foreign currencies. To attempt to protect against adverse changes in currency exchange rates, the Fund may use forward foreign currency exchange contracts.

As a temporary defensive measure, if the Fund's investment team believes that investing in foreign equity securities is too risky, the Fund may significantly alter its portfolio by investing, without any percentage limit, in foreign or U.S. investment-grade, non-convertible preferred stocks, bonds, government securities, or money market instruments. To the extent that the Fund assumes a temporary defensive position, it may not achieve its investment objective during that time.

Victory RS Emerging Markets Fund and Victory RS Emerging Markets Small Cap Fund

The Fund may hold cash in U.S. dollars or foreign currencies. To attempt to protect against adverse changes in currency exchange rates, the Fund may use forward foreign currency exchange contracts.

As a temporary defensive strategy, the Fund may significantly change its portfolio if the Fund's investment team believes that political or economic conditions make investing in emerging market countries too risky. In this case, the Fund may acquire foreign or U.S. investment-grade, non-convertible preferred stocks, bonds, government securities, and money market instruments. To the extent that the Fund assumes a temporary defensive position, it may not achieve its investment objective during that time.

All Funds

American Depository Receipts (ADRs), European Depository Receipts (EDRs), and Global Depository Receipts (GDRs)

The Fund may invest in securities of U.S. or foreign companies that are issued or settled overseas, in the form of ADRs, EDRs, GDRs, or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities.

Depositary receipts may be sponsored or unsponsored. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs, or GDRs. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and financial information to the depositary receipt holders at the underlying issuer's request.

In unsponsored programs, the issuer may not be directly involved in the creation of the program. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Borrowing

The Funds may borrow money for temporary purposes or to facilitate redemptions, and some Funds may borrow as part of their investment strategies.

Convertible Securities

The Funds may invest in convertible securities, which are securities such as debt or preferred stock that can be exchanged for another security (usually common shares) at a predetermined price or rate. Convertible securities are subject to the general risks of investing in debt securities and also to the risks of investing in equity securities.

Defensive Strategies

At times, the investment management team may judge that market conditions make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the investment management team may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of the Fund's assets. In implementing these defensive strategies, the Fund may hold assets in cash and cash equivalents and in other investments that the investment management team believes to be consistent with the best interests of the Fund. If such a temporary defensive strategy is implemented, a Fund may not achieve its investment objective.

Dollar Roll and Reverse Repurchase Transactions

In a dollar roll transaction, the Fund sells mortgage-backed securities for delivery to the buyer in the current month and simultaneously contracts to purchase similar securities on a specified future date from the same party. In a reverse repurchase agreement transaction, the Fund sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price. Both types of transactions create leverage. It may be difficult or impossible for the Fund to exercise its rights under a dollar roll transaction or reverse repurchase agreement in the event of the insolvency or bankruptcy of the counterparty, and the Fund may not be able to purchase the securities or other assets subject to the transaction.

Exchange-traded Funds

The Fund may invest in exchange-traded funds ("ETFs"). ETFs generally trade on the NYSE Amex Equities or New York Stock Exchange ("NYSE") and are subject to the risk that the prices of the investments held by the ETF may decline, thereby adversely affecting the value of the investment. These funds generally bear operational expenses, and the Fund must bear those expenses in addition to its own Fund expenses. The Fund may invest in ETFs for cash management purposes and to gain or maintain exposure to various asset classes and markets or types of strategies and investments.

Financial Futures Contracts

The Fund may enter into financial futures contracts, in which the Fund agrees to buy or sell certain financial instruments, currencies, or index units on a specified future date at a specified price or level of interest rate. If the investment management team misjudges the direction of interest rates, markets, or foreign exchange rates, the overall performance of the Fund could suffer. The risk of loss could be far greater than the investment made because a futures contract requires only a small deposit to take a large position. When the Fund has entered into financial futures contracts, a relatively small movement in market prices could have a substantial impact on the Fund, favorable or unfavorable.

Forward Foreign-Currency Exchange Contracts

A forward foreign-currency exchange contract is an agreement to exchange a specified amount of U.S. dollars for a specified amount of a foreign currency on a specific date in the future. The outcome of this transaction depends on changes in the relative values of the currencies subject to the transaction, the ability of the adviser to predict how the U.S. dollar will fare against the foreign currency, and the ability of the Fund's counterparty to perform its obligation. The Fund may use these contracts to facilitate the settlement of portfolio transactions or to try to manage the risk of changes in currency exchange rates.

Illiquid Securities and Exempt Commercial Paper

Illiquid securities are subject to the risks described under Liquidity Risk. Some securities that are restricted as to resale under federal securities laws nonetheless are eligible for resale to institutional investors and may be treated by the Fund as liquid. If the investment management team determines that these securities are liquid under guidelines adopted by the Board of Trustees, they may be purchased without regard to the illiquidity limits otherwise set forth in the Fund's offering documents. Similarly, the Fund typically treats commercial paper issued in reliance on an exemption from registration under federal securities laws as liquid.

Loan Prepayment

During periods of declining interest rates or for other purposes, borrowers may exercise their option to prepay principal earlier than scheduled, which may require a Fund to reinvest in lower-yielding securities. This may adversely affect the Fund's net asset value.

Options

The Fund may purchase or sell options to buy or sell securities, indexes of securities, financial futures contracts, or foreign currencies and foreign-currency futures. The owner of an option has the right to buy or sell the underlying instrument at a set price by a specified date in the future. The Fund may, but is not required to, use options to attempt to minimize the risk of the underlying investment and to manage exposure to changes in foreign currencies or otherwise to increase its returns. However, if Victory misjudges the direction of the market for a security, the Fund could lose money by using options — more money than it would have lost by investing directly in the security.

REITs.

The Fund may invest in real estate investment trusts ("REITs"). In a REIT, investments in a variety of real estate assets are pooled together so that shareholders receive income from rents and capital gains upon the sale of the underlying assets. Investments may be made in income-producing property or real estate loans, such as mortgages. The risks associated with investments in REITs are similar to those associated with direct investments in real estate, including volatility in the housing or commercial real estate market or other adverse economic conditions that affect real estate investments. A REIT that invests in real estate loans may be affected by the quality of the credit extended, is dependent on specialized management skills, is subject to risks inherent in financing a limited number of properties, including interest rate risk, and may be subject to defaults by borrowers and to self-liquidations.

Repurchase Agreements

The Fund may enter into repurchase agreements. These transactions must be fully collateralized at all times but involve some risk to the Fund if the other party should default on its obligations and the Fund is delayed or prevented from recovering the collateral.

Risk of Substantial Redemptions

If substantial numbers of shares in the Fund were to be redeemed at the same time or at approximately the same time, the Fund might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. The Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Fund's net asset value per share; in addition, a substantial reduction in the size of the Fund may make it difficult for Victory to execute its investment program successfully for the Fund for a period following the redemptions. Similarly, the prices of the portfolio securities of the Fund might be adversely affected if one or more other investment accounts managed by Victory in an investment style similar to that of the Fund were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

Securities Lending

The Fund may lend its portfolio securities to securities dealers, banks, and other institutional investors to earn additional income. These transactions must be continuously secured by collateral, and the collateral must be marked-to-market daily. The Fund generally continues to receive all interest earned or dividends paid on the loaned securities. The aggregate market value of securities of the Fund loaned will not at any time exceed one-third (or such other lower limit as the Trustees may establish) of the total assets of the Fund. It is possible that the Fund will realize losses on the investment of any cash collateralizing a securities loan; any such losses would be for the account of the Fund, not the borrower.

U.S. Government Securities

U.S. government securities are securities issued or guaranteed as to the payment of interest or principal by the U.S. government, by an agency or instrumentality of the U.S. government, or by a U.S. government-sponsored entity. Certain U.S. government securities may not be supported as to the payment of principal and interest by the full faith and credit of the U.S. government or the ability to borrow from the U.S. Treasury. Some U.S. government securities may be supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security.

When-Issued or Delayed-Delivery Transactions

A Fund may commit to purchase or sell particular securities, with payment and delivery to take place at a future date. These are known as when-issued or delayed-delivery transactions. If the counterparty fails to deliver a security the Fund has purchased on a when-issued or delayed-delivery basis, there could be a loss as well as a missed opportunity to make an alternative investment. These transactions may create investment leverage.

Other

New financial products and risk management techniques continue to be developed. The Fund may use these instruments and techniques to the extent consistent with its investment objective.

Note Regarding Percentage Limitations

All percentage limitations on investments will apply at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up a Fund's portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Fund.) If at any time Victory Capital determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, Victory Capital will take such steps as it considers appropriate to reduce the percentage as soon as reasonably practicable; the Fund may, however, hold any such investments for a substantial period of time.

With respect to a Fund (except for Victory Tax-Exempt Fund and Victory High Income Municipal Bond Fund) whose name suggests that the Fund focuses its investments in a particular type of investment or investments, or in investments in a particular industry or group of industries, and that has adopted a policy under Rule 35d-1 under the 1940 Act, the Fund's policy to invest at least 80% of its net assets in certain investments may be changed by the Trustees upon at least 60 days' prior written notice to shareholders. Victory Tax-Exempt Fund's policy to invest at least 80% of its net assets in tax-exempt municipal obligations and Victory High Income

Municipal Bond Fund's policy to invest at least 80% of its net assets in tax-exempt municipal obligations (which may include obligations that pay interest subject to the AMT) cannot be changed without the approval of the applicable Fund's shareholders. References in the discussion of these Funds' investment policies to 80% of a Fund's net assets refer to that percentage of the aggregate of the Fund's net assets and the amount, if any, of borrowings by the Fund for investment purposes.

Portfolio Managers

Information about the portfolio managers who are primarily responsible for overseeing each Acquiring Fund's investments is shown below. The SAI provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and any ownership interest they may have in each Fund.

Michael Ade, CFA, is the portfolio manager of Victory RS Emerging Markets Fund, Victory RS Emerging Markets Small Cap Fund, and Victory RS China Fund. Michael joined Victory in 2016 in connection with Victory Capital's acquisition of RS Investments. Prior to joining Victory Capital, Michael was at RS Investment Management (Singapore) Pte. Ltd., a non-U.S. affiliate of RS Investments, since 2012, and served as a portfolio manager to RS Emerging Markets Fund, RS Emerging Markets Small Cap, and RS China Fund (in each case, since 2015), the predecessor funds to the Victory Funds listed above. Prior to joining RS Investments, he was a portfolio manager for Principal Global Investors, where he served as a co-portfolio manager for diversified emerging markets and Asian equity strategies. Previously, he spent six years as a research analyst on Principal's international small cap team focusing on the Asia region. Michael holds a B.A. in finance from the University of Wisconsin. Michael is a CFA Charterholder.

Stephen J. Bishop is a co-portfolio manager of Victory RS Science and Technology Fund, Victory RS Small Cap Growth Fund, Victory RS Select Growth Fund, Victory RS Mid Cap Growth Fund, Victory RS Small Cap Equity Fund, and Victory RS Growth Fund. Steve joined Victory Capital in 2016 in connection with Victory Capital's acquisition of RS Investments. Prior to joining Victory Capital, Steve was at RS Investments as a research analyst primarily covering the technology sector, since 1996, and served as a co-portfolio manager and analyst of RS Technology Fund (since 2001), RS Small Cap Growth Fund (since 2007), RS Select Growth Fund (since 2007), RS Mid Cap Growth Fund (since 2008), RS Small Cap Equity Fund (since 2009), and RS Growth Fund (since 2009), the predecessor funds to the Victory Funds listed above. Prior to joining RS Investments, he worked as an analyst in the corporate finance department of Dean Witter Reynolds, Inc., for two years. He has more than 14 years of investment experience. Steve holds a B.A. in economics from the University of Notre Dame and an M.B.A. from Harvard Business School.

John Blaney, CFA, is a co-portfolio manager of Victory Floating Rate Fund and Victory High Yield Fund. John is a managing director and co-head of the high yield and loan portfolio management group at Guardian Life, and has been with Guardian

Life since 2000. He served as a co-portfolio manager of RS Floating Rate Fund (since 2013) and RS High Yield Fund (since 2015), the predecessor funds to the Victory Funds listed above. John has focused on corporate credit and bank loan and high yield bond analysis since 2003. Prior to 2003, he was a structured products analyst and trader. He also helped manage the fixed-income assets of Guardian Life. Prior to joining Guardian Life, John spent three years as an investment analyst at MetLife. John holds a B.S. in finance from Trenton State College and an M.B.A. from Seton Hall University. He has a Chartered Financial Analyst (CFA) designation, and he is a member of the CFA Institute and the New York Society of Security Analysts.

Kevin Booth, CFA, is a co-portfolio manager of Victory High Yield Fund, Victory Floating Rate Fund, and Victory Strategic Income Fund. Kevin is a managing director and co-head of the high yield and loan portfolio management group at Guardian Life, and has been with Guardian Life since 2009. Kevin served as co-portfolio manager of RS High Yield Fund, RS Floating Rate Fund, and RS Strategic Income Fund (in each case, since 2009), the predecessor funds to the Victory Funds listed above. Within the high yield and corporate loan investment team for these predecessor funds he was responsible for issuer and security selection, as well as industry allocations. Prior to joining Guardian Life, Kevin was a managing director at BlackRock/Merrill Lynch Investment Managers, and was co-head of BlackRock's leveraged finance business through January 2009, specializing in portfolios consisting of leveraged bank loans, high yield bonds, and distressed obligations. He joined Merrill Lynch Investment Managers in 1991. Kevin holds a B.A. in Economics from Harpur College, SUNY Binghamton, and an M.B.A. in Finance, from New York University. Kevin is a CFA Charterholder.

Rick Brandt is a member of the investment team of Victory RS Focused Opportunity Fund and Victory RS Focused Growth Opportunity Fund. Rick joined Victory Capital in 2016 in connection with Victory Capital's acquisition of RS Investments. Prior to joining Victory Capital, Rick served as a member of the investment team of RS Focused Opportunity Fund and RS Focused Growth Opportunity Fund (in each case, since 2014), the predecessor funds to the Victory Funds listed above. Before joining RS Investments, he was a co-portfolio manager at Cerebellum Capital. Prior to that, he managed portfolios at Resultant Capital Partners and Symphony Asset Management. Rick received his M.S. in Electrical Engineering and an M.B.A. from Stanford University, as well as a B.S.E in Electrical Engineering from Princeton University.

Melissa Chadwick-Dunn is a co-portfolio manager and analyst of Victory RS Small Cap Growth Fund, Victory RS Select Growth Fund, Victory RS Mid Cap Growth Fund, Victory RS Small Cap Equity Fund, and Victory RS Growth Fund. Melissa joined Victory Capital in 2016 in connection with Victory Capital's acquisition of RS Investments. Prior to joining Victory Capital, Melissa was a member of the RS Growth Team, since 2001, and served as a co-portfolio manager and analyst of RS Small Cap Growth Fund (since 2007), RS Select Growth Fund (since 2007), RS Mid Cap Growth Fund (since 2008), RS Small Cap Equity Fund

(since 2009), and RS Growth Fund (since 2009), the predecessor funds to the Victory Funds listed above. Before joining RS Investments in 2001, she was an equity analyst at Putnam Investments for two years, covering international small-cap stocks. Prior to that, she spent four years in investment banking, working on corporate finance and mergers-and-acquisition transactions for Lehman Brothers and McDaniels S.A. Melissa holds a B.A. in economics and an M.A. in international relations from the University of Chicago and an M.B.A. from the Wharton School of Business.

Tony Chu, CFA, is a portfolio manager of Victory RS China Fund. He joined Victory in 2016 in connection with Victory's acquisition of RS Investments. Prior to joining Victory Capital, Tony was at RS Investments (Hong Kong) Limited, a non-U.S. affiliate of RS Investments, since 2012, and served as a portfolio manager of RS China Fund (since 2014), the predecessor fund to the Victory Fund listed above. Prior to joining RS Investments, he was a portfolio manager and analyst for Principal Global Investors where he specialized in the analysis of Hong Kong and Chinese companies. He also co-managed Hong Kong equity portfolios. Previously, Tony was an equities research analyst and associate portfolio manager with the Greater China team at INVESCO Hong Kong for five years. He also spent two years with AMP Ltd. in Sydney, Australia. Tony holds a B.A. in Commerce from the University of Queensland and an M.A. in Commerce from the University of New South Wales. Tony is a CFA Charterholder.

Christopher W. Clark, CFA, is a co-portfolio manager of Victory RS Small Cap Growth Fund, Victory RS Select Growth Fund, Victory RS Mid Cap Growth Fund, Victory RS Growth Fund, Victory RS Science and Technology Fund and Victory RS Small Cap Equity Fund. Chris joined Victory Capital in 2016 in connection with Victory Capital's acquisition of RS Investments. Prior to joining Victory Capital, Chris was a member of the RS Growth Team, as an analyst, since 2007, and served as co-portfolio manager of RS Small Cap Growth Fund, RS Select Growth Fund, RS Mid Cap Growth Fund, RS Growth Fund, and RS Small Cap Equity Fund (in each case, since 2014), the predecessor funds to the Victory Funds listed above. Before joining RS Investments, he was a research associate at TIAA-CREF for three years, where he focused on global portfolio management and the health care sector. Prior to that, he was a research assistant at Dresdner RCM Global Investors for three years. Chris holds a B.A. in economics from the University of Virginia. Chris is a CFA Charterholder.

Richard A. Consul, CFA, is a co-portfolio manager of Victory INCORE Investment Quality Bond Fund and Victory INCORE Low Duration Bond Fund. He is a senior portfolio manager at Victory Capital and has been with Victory Capital since 2014. Prior to joining Victory Capital, he was an investment professional with Munder Capital Management from 2010 to 2014. Prior to that, he was a foreign exchange currency trader and a futures/options trader specializing in crude oil for a commodities hedge fund portfolio. Richard is a CFA Charterholder.

Robert J. Crimmins is a member of the investment team of Victory Strategic Income Fund. Robert is a managing director and co-head of the investment grade portfolio management group at Guardian Life, and has been with Guardian Life since 2004. Robert served as a co-portfolio manager of RS Investment Quality Bond Fund (since 2004*) and RS Low Duration Bond Fund (since 2004*) and as a member of the investment team of RS Strategic Income Fund (since 2009), the predecessor fund to the Victory Fund listed above. From 2001 to 2004, Robert was a senior director at Guardian Life and prior to that, he was an assistant vice president of fixed-income investments of Guardian Life. Robert holds a B.A. in finance from St. John's University and an M.B.A. from Fordham University.

MacKenzie B. Davis, CFA, is responsible for the day-to-day management of Victory Global Natural Resources Fund. MacKenzie has been a principal of SailingStone since the commencement of its operations in 2014. MacKenzie was responsible for the day-to-day management of RS Global Natural Resources Fund (since 2005**), the predecessor fund to the Victory Fund listed above. Prior to forming SailingStone, MacKenzie was a member of the Hard Assets Team at RS Investments from 2004 to 2014. Prior to joining RS Investments in 2004, MacKenzie spent four years as a high-yield analyst at Fidelity Management & Research Company, covering technology, telecommunications, industrial, and energy issuers. Previously, he was a vice president at Fidelity Capital Markets, focusing on origination and financial engineering initiatives. He was also an analyst at Goldman Sachs & Company. MacKenzie holds an A.B. from Brown University in mathematical economics and modern American history. MacKenzie is a CFA Charterholder.

Maria Freund, CFA, is a portfolio manager of Victory RS Emerging Markets Small Cap Fund. Maria joined Victory Capital in 2016 in connection with Victory Capital's acquisition of RS Investments. Prior to joining Victory Capital, Maria was at RS Investments, since 2012, and was a portfolio manager of RS Emerging Markets Small Cap Fund (since 2015), the predecessor fund to the Victory Fund listed above. Prior to joining RS Investments, she was an analyst for Principal Global Investors for the emerging markets team. Previously, she was an analyst at Principal Global Investors for the international developed team, having joined the firm in 2003. Maria holds a B.A. in finance and international business from Loras College, and an M.B.A. from the Tippie College of Business at the University of Iowa. Maria is a CFA Charterholder.

S. Brad Fush, CFA, is a co-portfolio manager of Victory INCORE Investment Quality Bond Fund and Victory INCORE Low Duration Bond Fund. He is a director of fixed income credit research at INCORE and has been with Victory Capital since 2014. Prior to joining Victory Capital, he was an investment professional with Munder Capital Management from 2000 to 2014. Brad is a CFA Charterholder.

Douglas J. Gaylor is a co-portfolio manager of Victory Tax-Exempt Fund and Victory High Income Municipal Bond Fund. Douglas is a managing director and the head of tax-exempt securities at Guardian Life, and has been with Guardian Life since 2014. Douglas served as a co-portfolio manager of RS Tax-Exempt Fund and RS High Income Municipal Bond Fund (in each case, since 2014), the predecessor funds to the Victory Funds listed above. Prior to joining Guardian Life, Douglas spent five years at Principal Global Investors, where he was director of municipal asset management. He also spent 14 years at The Dreyfus Corporation, where he ultimately served as lead portfolio manager of municipals. Previously, he was a municipal bond analyst, trader, and portfolio manager at PNC Bank-BlackRock and Wilmington Trust. He has more than 30 years of investment experience. Douglas holds a B.S. in financial administration from State University of New York at Brockport and an M.B.A. in financial planning and control from the State University of New York at Buffalo.

Paul Gillin, CFA, is a co-portfolio manager of Victory High Yield Fund and Victory Floating Rate Fund. He is a senior director and co-head of the high yield and loan portfolio management group at Guardian Life, and has been with Guardian Life since 2012. He served as a co-portfolio manager of RS High Yield Fund and RS Floating Rate Fund (in each case, since 2014), the predecessor funds to the Victory Funds listed above. Prior to joining Guardian, Paul spent 13 years as a partner and high yield portfolio manager at Rogge Global Partners and its predecessor companies. Before that, he was vice president and portfolio manager with Saudi International Bank, where he participated in the initial development and management of collateralized bond obligation, collateralized loan obligation and leveraged high yield hedge fund products. Paul also spent seven years as a managing director and portfolio manager at AIG Investment Advisers. Prior to joining AIG, he helped launch and was the initial portfolio manager for the MainStay High Yield Fund, managed by MacKay Shields Financial. Paul holds a B.S. in business administration from Villanova University, an M.B.A. from New York University, and a Chartered Financial Analyst (CFA) designation.

Edward D. Goard, CFA, is a co-portfolio manager of Victory INCORE Investment Quality Bond Fund and Victory INCORE Low Duration Bond Fund. He is a chief investment officer at INCORE and has been with Victory Capital since 2014. Prior to joining Victory Capital, he was an investment professional with Munder Capital Management from 2007-2014. Edward is a CFA Charterholder.

Paul Hamilos, CFA, is responsible for the day-to-day management of Victory RS Partners Fund, Victory RS Value Fund, Victory RS Large Cap Alpha Fund, and Victory RS Investors Fund. Paul joined Victory Capital in 2016 in connection with Victory Capital's acquisition of RS Investments. Prior to joining Victory Capital, he was at RS Investments as a member of the RS Value Team, since 2011, and was responsible, along with the other members of the RS Value Team, for the day-to-day management of RS Partners Fund, RS Value Fund, RS Large Cap Alpha Fund, and RS Investors Fund (in each case, since 2014), the predecessor funds to the Victory Funds listed above. Prior to joining RS Investments, he was vice president of the Principal Transaction Group at Macquarie Group, focusing on the specialty finance industry. Previously, he was an associate at American Capital Strategies focusing on mezzanine debt financing within the financial sponsors group. Paul holds a B.S. in business administration, with a concentration in finance and banking, from the University of Missouri and an M.B.A. from the Chicago Booth School of Business. Paul is a CFA Charterholder.

Robert J. Harris is responsible for the day-to-day management of Victory RS Partners Fund, Victory RS Value Fund, Victory RS Large Cap Alpha Fund, and Victory RS Investors Fund. Robert joined Victory Capital in 2016 in connection with Victory Capital's acquisition of RS Investments. Prior to joining Victory Capital, Robert was a member of the RS Value Team, since 2005, and was responsible, along with the other members of the RS Value Team, for the day-to-day management of RS Partners Fund, RS Value Fund, RS Large Cap Alpha Fund, and RS Investors Fund (in each case, since 2014), the predecessor funds to the Victory Funds listed above. Prior to joining RS Investments in 2005, he was a financial services analyst at Dresdner RCM Global Investors, LLC. Previously, he was a marketing associate for Chevron Texaco Corporation. He also spent seven years as a flight engineer in the United States Air Force. Robert holds a B.A. in political science from Sonoma State University and an M.B.A. from Golden Gate University.

Paul Jablansky is a co-portfolio manager of Victory Strategic Income Fund. He is a managing director, head of structured products and co-head of the investment grade portfolio management group at Guardian Life, and has been with Guardian Life since 2014. Paul served as a co-portfolio manager of RS Strategic Income Fund, the predecessor fund to the Victory Fund listed above, RS Investment Quality Bond Fund, and RS Low Duration Bond Fund (in each case, since 2014). His previous investment management experience includes serving as the head of structured products at Western Asset Management from 2011 through 2013, where he was responsible for managing all aspects of structured products, including portfolio construction and management, trading, research, and surveillance. From 2010 through 2011, he was a managing director and head of non-agency mortgage-backed securities and asset-backed securities strategy at Royal Bank of Scotland. From 2008 through 2009, Paul was also co-managing partner and chief investment officer at 400 Capital Management, an investment management company he co-founded, where he focused on asset-backed, mortgage-backed, and commercial mortgage-backed strategies. Paul also served as a managing director at Banc of America Securities LLC from 2003 through 2008 and held previous positions focusing on asset-backed securities, including roles at Citigroup/Salomon Smith Barney from 1994 through 2003 and Goldman Sachs & Company from 1990 through 1994. Paul holds a B.A. in mathematics from Cornell University.

James R. Kelts, CFA, is a co-portfolio manager of Victory INCORE Investment Quality Bond Fund and Victory INCORE Low Duration Bond Fund. He is a senior portfolio manager at INCORE and has been with Victory Capital since 2014. Prior to joining Victory Capital, he was an investment professional with Munder Capital Management from 2003-2014. James is a CFA Charterholder.

U-Wen Kok, CFA, is the portfolio manager of Victory RS Global Fund and Victory RS International Fund. U-Wen joined Victory Capital in 2016 in connection with Victory Capital's acquisition of RS Investments. Prior to joining Victory, U-Wen was a member of the RS International Team, since 2013, and served as the portfolio manager of RS Global Fund and RS International Fund (in each case, since 2013), the predecessor funds to the Victory Funds listed above. Prior to joining RS Investments, U-Wen was a portfolio manager at RBC Global Asset Management for their North American and Global equity products from January 2012 to October 2012. From August 2009 through May 2010, she provided portfolio management consulting services to BMO Asset Management. From 2001 to 2008, she was lead portfolio manager for two domestic active growth and value equity funds at Barclays Global Investors. For six years prior to that, she was a manager of Canadian quantitative active equity portfolios at the Ontario Teachers Pension Plan Board. U-Wen holds a B.A. in economics and political science from the University of Toronto and is a CFA Charterholder.

Daniel Lang, M.D., is responsible for the day-to-day management of Victory RS Partners Fund, Victory RS Value Fund, Victory RS Large Cap Alpha Fund, and Victory RS Investors Fund. Daniel joined Victory Capital in 2016 in connection with Victory Capital's acquisition of RS Investments. Prior to joining Victory Capital, Daniel was a member of the RS Value Team, since 2009, and was responsible, along with the other members of the RS Value Team, for the day-to-day management of RS Partners Fund, RS Value Fund, RS Large Cap Alpha Fund, and RS Investors Fund (in each case, since 2014), the predecessor funds to the Victory Funds listed above. Prior to joining RS Investments, he was a portfolio manager at Farallon Capital Management covering biotech, medical device, pharmaceutical, and health care services globally. Previously, he was a senior associate at venture capital firm Brilleon Capital U.S. and the co-founder and CFO of Sapient Medical Group. Daniel's ten years of business and investment experience is preceded by a career practicing medicine. He was a fellow in cardiology and post-doctoral research at the University of California, San Francisco, and he was board certified in internal medicine as chief medical resident at Mount Sinai Hospital in New York. Daniel holds a B.A. in chemistry from Cornell University and an M.D. from Cornell University Medical College.

Paul Leung, CFA, is a co-portfolio manager of Victory RS Science and Technology Fund. Paul joined Victory Capital in 2016 in connection with Victory Capital's acquisition of RS Investments. Prior to joining Victory, Paul was a member of the RS Growth Team, as an analyst, since 2012. Prior to joining RS Investments in 2012, he worked as a senior investment analyst at Ashfield Capital Partners where he focused on the technology sector. Previously, he held research and financial analyst positions at Sterling Johnston Capital Management, from 2002 to 2010, and Citigroup, from 1999 to 2001. Paul holds a BS in applied economics and business management from Cornell University. Paul is a CFA Charterholder.

Joseph Mainelli is involved in the management of Victory RS Large Cap Alpha Fund, Victory RS Partners Fund, Victory RS Value Fund, and Victory RS Investors Fund. John joined Victory Capital in 2016 in connection with Victory Capital's acquisition of RS Investments. Prior to joining Victory Capital, John was a member of the RS Value Team, since 2007, and was involved, along with the other members of the

RS Value Team, in the management of RS Large Cap Alpha Fund (since 2012), RS Partners Fund (since 2013), RS Value Fund (since 2013), and RS Investors Fund (since 2013), the predecessor funds to the Victory Funds listed above. Prior to joining RS Investments in 2007 as an analyst on the RS Value Team, he was an equity research analyst focusing on small- and mid-cap value investments at David J. Greene & Company for three years. Previously, he was an equity research analyst at Sagamore Hill Capital and ING Furman Selz Asset Management. Joseph holds a B.A. in anthropology from Princeton University and an M.B.A. from Columbia University.

David J. Marmon is a co-portfolio manager of Victory Strategic Income Fund. David is a managing director and the head of public fixed income investment strategy at Guardian Life, and has been with Guardian Life since 2012. David served as a co-portfolio manager of RS Strategic Income Fund (since 2012), the predecessor fund to the Victory Fund listed above, RS Investment Quality Bond Fund (since 2013), and RS Low Duration Bond Fund (since 2014). He has over 20 years' experience in fixed income portfolio management with leadership positions in corporate credit, mortgage-backed securities as well as global developed and emerging markets. Prior to joining Guardian Life, David served as Head of Global Portfolios and US Core Portfolio Management at Fischer Francis Trees & Watts and held analyst and research positions at Chase, First Boston, and Yamaichi International in futures and options. David holds a B.A. in economics from Alma College, and an M.A. in economics from Duke University.

Gregory D. Oviatt, CFA, is a co-portfolio manager of Victory INCORE Investment Quality Bond Fund and Victory INCORE Low Duration Bond Fund. He is a senior portfolio manager at INCORE and has been with Victory Capital since 2014. Prior to joining Victory Capital, he was an investment professional with Munder Capital Management from 2000-2014. Gregory is a CFA Charterholder.

Michael Reynal is a portfolio manager of Victory RS Emerging Markets Fund, Victory RS China Fund, and Victory RS Emerging Markets Small Cap Fund. Michael joined Victory Capital in 2016 in connection with Victory Capital's acquisition of RS Investments. Prior to joining Victory Capital, Michael was at RS Investments, since 2012, and was a portfolio manager of RS Emerging Markets Fund (since 2013), RS China Fund (since 2013), and RS Emerging Markets Small Cap Fund (since 2014), the predecessor funds to the Victory Funds listed above. Prior to joining RS Investments, he was a portfolio manager for Principal Global Investors where he led the emerging markets team, encompassing markets in Asia, Latin America, Eastern Europe, the Middle East, and Africa. He also oversaw both diversified emerging markets portfolios and specialized regional Asian equity strategies. Previously, Michael was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group Inc. in New York. Michael also spent four years with Paribas Capital Markets in New York in international equities and three years with Barclays de Zoete Wedd in London focusing on Latin American equities. He holds a B.A. in history from Middlebury College, an M.A. in history from Christ's College at the University of Cambridge, and an M.B.A. from the Amos Tuck School at Dartmouth College.

Kenneth L. Settles, CFA, is responsible for the day-to-day management of Victory Global Natural Resources Fund. Ken has been a principal of SailingStone since the commencement of its operations in 2014. Ken was responsible for the day-to-day management of RS Global Natural Resources Fund (since 2007**), the predecessor fund to the Victory Fund listed above. Prior to forming SailingStone, Ken was a member of the Hard Assets Team at RS Investments from 2006 to 2014. Prior to joining RS Investments, he was a senior energy analyst at Neuberger Berman, LLC for seven years where he also co-managed the Neuberger Berman Premier Energy Portfolio. Previously, Ken spent three years at Salomon Smith Barney, Inc. where he was a financial analyst. Ken holds a B.A. in economics from Williams College. Ken is a CFA Charterholder.

D. Scott Tracy, CFA, is a co-portfolio manager and analyst of Victory RS Small Cap Growth Fund, Victory RS Select Growth Fund, Victory RS Mid Cap Growth Fund, Victory RS Small Cap Equity Fund, and Victory RS Growth Fund. Scott joined Victory Capital in 2016 in connection with Victory Capital's acquisition of RS Investments. Prior to joining Victory Capital, he was a member of the RS Growth Team, since 2001, and was a co-portfolio manager and analyst of RS Small Cap Growth Fund (since 2007), RS Select Growth Fund (since 2007), RS Mid Cap Growth Fund (since 2008), RS Small Cap Equity Fund (since 2009), and RS Growth Fund (since 2009), the predecessor funds to the Victory Funds listed above. Prior to joining RS Investments in 2001, he spent three years at Shoreline Investment Management, the in-house asset management arm of Hewlett-Packard, where his research focus included technology and industrial companies. He has also served as an equity analyst at Montgomery Securities. Scott holds a B.A. in history from Trinity College and an M.B.A. from the University of California at Berkeley. Scott is a CFA Charterholder.

Demetrios Tsaparas, CFA, is a co-portfolio manager of Victory Strategic Income Fund. Demetrios is a senior director and has been with Guardian Life since 2008. He was a co-portfolio manager of RS Strategic Income Fund and RS Investment Quality Bond Fund (in each case, since 2013), the predecessor funds to the Victory Funds listed above. He has worked on a broad range of domestic and global macro topics, including rates, currencies, inflation, and global central banks. He also helped manage the fixed-income assets of Guardian Life. Prior to joining Guardian Life, he spent three years at New York Life Investment Management where he was second vice president for portfolio management, analytics and consulting. Prior to that, he was a trader and analyst for Spartan Capital Management. Demetrios has a B.A. in mathematics from College of The Holy Cross and an M.B.A. in finance from the Anderson School of Management at UCLA. He has a Chartered Financial Analyst (CFA) designation, and he is a member of the CFA Institute and the New York Society of Security Analysts.

*  Includes service as a portfolio manager or co-portfolio manager, as applicable, of the Acquired Fund's predecessor fund.

**  Includes service as a member of the Acquired Fund's investment team at RS Investments.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Acquiring Funds through a broker-dealer or other financial intermediary (such as a bank), the Acquiring Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend an Acquiring Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Purchasing & Selling Shares

Victory Portfolios (the "Trust") is a registered investment company comprised of different funds, including the Acquiring Funds, each having distinct investment management objectives, strategies, risks, and policies. Together, the Acquiring Funds and other funds of the Trust are referred to in this section as the "Victory Funds."

Minimum Initial Investments

Class K shares of the Acquired Funds have a minimum initial investment of $1,000, while Class R shares of the Acquiring Funds do not have a minimum initial investment. Class Y shares of the Acquired Funds do not have a minimum initial investment, while Class Y shares of the Acquiring Funds have a $1,000,000 minimum initial investment. Shareholders of the Acquired Funds will not be subject to the minimum initial investment amounts as part of the Reorganizations. Shareholders of the Acquired Funds will be subject to the Acquiring Funds minimum subsequent investment amounts, to the extent the shareholders purchase additional shares of the Acquired Funds in the future. The Acquiring Funds' minimum subsequent investment amounts are lower than or the same as the minimum subsequent investment amounts applicable to the corresponding share class of the Acquired Funds.

The minimum initial and subsequent investments for the Acquired Funds and the Acquiring Funds are as follows:

Acquired Funds

Investment Minimums	Class A	Class C	Class K	Class Y
Minimum Initial Investment	$2,500	$2,500	$1,000	None
Minimum Subsequent Investments	$100	$100	None	$100

A $1,000 minimum purchase amount and a $100 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, automatic investment plans, and qualified retirement plans. A $25 minimum initial and subsequent purchase amount applies for payroll deduction accounts.

Acquiring Funds

Investment Minimums	Class A	Class C	Class R	Class Y
Minimum Initial Investment	$2,500	$2,500	None	$1,000,000
Minimum Subsequent Investments	$50	$50	None	None

For Class A and C shares a $1,000 minimum purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, and automatic investment plans.

How to Purchase Shares

The Funds are intended as long-term investment vehicles and are not intended for short-term trading.

To buy shares of a Fund, you will need:

•  payment for the purchase where applicable,

•  instructions for your investment, and

•  a properly completed Victory Portfolios application.

Your first purchase must be made through registered representatives of broker-dealer firms that are authorized to sell the Acquiring Funds or other institutions that are authorized to sell the Acquiring Funds.

A registered representative is an employee of a broker-dealer, who acts as an account executive for clients. Registered representatives provide advice on which securities to buy or sell and often receive a percentage of the commission income generated as a result.

Victory Capital may from time to time, at its own expense, compensate registered representatives, certain dealers whose registered representatives have sold or are expected to sell substantial amounts of the Acquiring Funds, and other financial institutions for administrative and/or marketing services. Broker-dealers may impose a transaction fee (also called a "processing" or "service" fee) for purchases or sales of Acquiring Fund shares. This fee is in addition to the sales load and other charges imposed by an Acquiring Fund, as described in this Prospectus.

You can make follow-up purchases through your broker or agent (who may charge for this) or in some cases directly through our transfer agent, Boston Financial Data Services ("BFDS") (800.766.3863).

You may make your follow-up investments through BFDS by mail, online, by wire transfer, or by telephone as described below and on the following page. All purchases must be made in U.S. dollars.

•  By Mail If you wish to make a purchase by mail, please send us your request in writing, along with a check from your bank account, made payable to Victory Funds. Checks should be drawn on banks located in the United States. (Starter or counter checks will not be accepted.) In general, third-party checks, money orders, credit card checks, and travelers' checks will not be accepted as payment for purchases. In addition, bank checks (e.g., cashier's checks, bank drafts, official checks, and teller checks) for amounts less than $10,000 will not be accepted. If your purchase of shares is canceled due to nonpayment or because a check does not clear, you will be held responsible for any loss incurred by the Acquiring Funds or BFDS. Each Acquiring Fund can redeem shares to reimburse itself or BFDS for any such loss. Victory Capital and each Acquiring Fund reserve the right to reject any purchase order and to suspend the offering of an Acquiring Fund's shares. A fee may be charged for bounced checks, stop payment orders, and similar items.

•  Online If you have an existing account, you can place an order over the Internet at www.rsinvestments.com. Internet purchases have the same minimum purchase amount requirements as other purchase options, but are subject to a maximum of $49,999. For you to use this service, your bank must be a member of the Automated Clearing House. Also, you must have completed the appropriate section of your Victory Funds application. The funds will automatically be deducted from the bank account you have specified to us. The share price for an Internet order will be the public offering price next determined after funds are received (normally within two business days of the order).

•  By Wire You can make a purchase by wire transfer through any bank that is a member of the Automated Clearing House. A fee may be charged for this service both by us and by the bank. The wire purchase must be sent to the following bank account:

Boston Financial Data Services State Street Bank and Trust Co.
ABA Routing Number: 0110-000-28
Boston, MA 02101
Attention: Victory RS Funds A/C# 9904-713-6
Name of your fund:
Account of: [your name]
Your shareholder account number:

The share price for a wire order will be the public offering price next determined after receipt of the funds. All purchases for SIMPLE IRAs administered by State Street Bank and Trust Company are made through payroll deduction or employer contribution.

•  By Telephone You or your registered representative can place an order with us by phone by calling 1-800-766-3863 between 9:00 a.m. and 6:00 p.m. eastern time on any business day. Requests received after 4:00 p.m. eastern time on any business day will be processed on the next business day. For you to use this service, your bank must be a member of the Automated Clearing House. Also, you must have completed the appropriate section of your Victory Funds application. The funds will automatically be deducted from the bank account you have specified to us. The share price for a telephone order will be the public offering price next determined after funds are received (normally within two business days of the call). Purchases by telephone are subject to a maximum purchase amount of up to 100% of your current account value.

We have authorized several broker-dealers and other institutions to receive purchase requests for Fund shares. In order for your purchase to be based on a Fund's next determined NAV, the authorized broker-dealer or other institution must receive your request before the close of regular trading on the NYSE (normally, 4:00 p.m. eastern time) and the broker-dealer or other institution must subsequently communicate the request properly to the Fund.

Other Information About Purchasing Shares

Victory RS Partners Fund and Victory RS Small Cap Growth Fund are currently offered (by purchase or exchange) only to existing shareholders and retirement plans, and investors purchasing shares through certain financial intermediaries. Victory RS Small Cap Equity Fund is currently offered (by purchase or exchange) only to existing shareholders. In addition, Victory RS Partners Fund, Victory RS Small Cap Growth Fund, and Victory RS Small Cap Equity Fund are offered to employees of RS Investments and its affiliates and their family members and to current and former Trustees of Victory Portfolios and their family members. Victory Portfolios or Victory may at their discretion impose additional limitations on the sale of shares of Victory RS Partners Fund, Victory RS Small Cap Growth Fund, Victory RS Small Cap Equity Fund or any other Acquiring Fund at any time and may waive or eliminate any limitation at any time without notice. Contact Victory for more information.

All purchases of an Acquiring Fund's shares are subject to acceptance by the Acquiring Fund and are not binding until accepted and shares are issued. Failure to specify an Acquiring Fund and account information may delay processing of purchases. Purchases of Acquiring Fund shares are made at a price based on the NAV next determined after we receive your completed request to purchase in good order. However, orders received by certain broker-dealers and other financial institutions (e.g., retirement plans) that are authorized to receive purchase requests for Fund shares on a business day prior to the close of regular trading on the NYSE and communicated to BFDS after that business day's close of regular trading may be effected nevertheless at a price based on the NAV determined for that business day. Please initiate any wire transfer early in the morning to ensure that the wire is received by an Acquiring Fund before the close of the NYSE, normally 4:00 p.m. eastern time. No share certificates will be issued in connection with the sale of Acquiring Fund shares.

The Victory Funds reserve the right, at its discretion for any reason or for no reason, to reject any investor or any purchase, in whole or in part (including, without limitation, purchases by persons whose trading activity in Fund shares, the Victory Funds, or Victory Capital believes in its sole judgment could be harmful to an Acquiring Fund or is excessively frequent), and to suspend the offering of its shares for any period of time. The Trust may decide to restrict purchase and sale activity in

Acquiring Fund shares based on various factors, including, without limitation, whether frequent purchase and sale activity may disrupt portfolio management strategies or adversely affect Acquiring Fund performance. There can be no assurance that Victory Portfolios or Victory will identify all frequent purchase and sale activity affecting a Fund.

The Acquiring Funds, Victory Capital, or Victory Capital Advisers, Inc. may at their discretion make payments for shareholder servicing, sub-accounting, and other services to any intermediary through whom investors buy or hold shares in the Funds.

An Acquiring Fund's shares will likely continue to be offered for sale even if the investment team for the Acquiring Fund holds a negative outlook at the time for the Acquiring Fund's investment style or asset class.

How to Sell Shares

You may redeem your shares on any business day when the New York Stock Exchange is open by mail (Boston Financial Data Services, P.O. Box 219717, Kansas City, MO 64121-9717), by telephone (800.766.3863), or online (www.rsinvestments.com).

Fund share prices fluctuate from day to day, so when you decide to sell your shares, their value may be higher or lower than when you bought them. The share price you receive will be the NAV next determined after we receive your completed request to sell in good order. If you are selling Class A or Class C shares, any contingent deferred sales load will be deducted from the proceeds of the sale or you are deemed to have authorized us to sell additional shares to cover the charge.

You can arrange to sell your shares in writing, over the telephone, over the Internet, or through a broker-dealer. You can also arrange to receive the proceeds of the sale by wire.

Normally, we will send payment within three business days from when we receive your request to sell; and in any event, we will make payment within seven days after we receive your request to sell.

An Acquiring Fund may refuse to redeem shares or may postpone payment of proceeds during any period when:

•  trading on the NYSE is restricted;

•  the NYSE is closed for other than weekends and holidays;

•  an emergency makes it not reasonably practicable for the Fund to dispose of assets or calculate its NAV, as permitted by the Securities and Exchange Commission or applicable law; or

•  permitted by the Securities and Exchange Commission.

In addition, we may delay sending sales proceeds until payment for recent purchases has cleared. This could take 2 to 15 days from the purchase date.

While redemptions will generally be made in cash, an Acquiring Fund may pay redemptions entirely or partly in readily marketable securities or other non-cash assets under certain circumstances. This could happen if, for example, market conditions make the orderly liquidation of an Acquiring Fund's securities impractical or cash payment would adversely affect the remaining shareholders.

During any 90-day period, the Acquiring Funds will pay in cash all requests to redeem shares by any one shareholder up to the lesser of $250,000 and 1.00% of the value of an Acquiring Fund's net assets at the beginning of the period. If redemptions by any shareholder of an Acquiring Fund exceed this limitation, the Victory Funds reserve the right to redeem the excess amount in whole or in part in securities or other assets. Securities received pursuant to an in-kind redemption are subject to market risk until sold and may be subject to brokerage and other fees. An investor may be subject to capital gains tax on the sale of securities received in kind.

You may redeem your shares, or sell your shares back to the appropriate Fund, on any business day when the NYSE is open, by any of the following procedures.

•  By Mail If you wish, you can send us a written request to sell your shares. If you are sending your request to sell shares by regular U.S. mail, use the following address:

Boston Financial Data Services
[name of your Victory RS Fund]
P.O. Box 219717
Kansas City, MO 64121-9717

If you are using registered, certified, or express mail, use the following address:

Boston Financial Data Services
[name of your Victory RS Fund]
330 West 9th Street, First Floor
Kansas City, MO 64105-1514

For SIMPLE IRAs of which State Street Bank and Trust Company is custodian:

Regular U.S. mail:

Guardian Investors Services LLC — Simple IRA
c/o Defined Contribution Services
P.O. Box 8397
Boston, MA 02266

Certified, registered, or overnight mail:

Guardian Investor Services LLC
c/o BFDS-Defined Contribution Services
30 Dan Road
Canton, MA 02021

Written orders will not be deemed received in good order until they have been delivered to the appropriate street address above, which may not be on the same business day that an order is delivered by regular mail to a P.O. Box. The specific requirements for good order depend on the type of account and transaction and the method of redemption; contact Victory if you have questions about your particular circumstances. If you want to ensure that your order is processed on a particular day, you should submit your order by registered, certified or express mail to the appropriate street address listed above or by telephone or online.

Under certain circumstances, your written request must be accompanied by a signature guarantee in the form approved by the Securities Transfer Association. A signature guarantee may be obtained from most banks, credit unions, or other financial institutions and from most broker-dealer firms. A signature guarantee cannot be obtained from a notary public. In addition, you may be required to furnish additional documents for sales of shares of a corporation, a partnership, an agent or fiduciary, or a surviving joint owner. Please contact BFDS for details. Generally, you will need a signature guarantee if the shareholder is not a natural person, the proceeds are to be made payable to someone other than the account holder, the proceeds are to be mailed to an address other than that specified on your account records, you recently changed your account records to show a different address, or your request is made in writing (for SIMPLE IRAs administered by State Street Bank and Trust Company).

•  By Telephone To redeem shares you may call 1-800-766-3863 between 9:00 a.m. and 6:00 p.m. eastern time on any business day. Participants in SIMPLE IRAs with State Street Bank and Trust Company as custodian may call 1-866-727-7675. Requests received after 4:00 p.m. eastern time on any business day will be processed on the next business day.

You will automatically be authorized to sell shares by telephone unless you indicate otherwise on your application. If you did not have this privilege previously and would like to add it later, you can do so by providing us with the appropriate authorization on your Shareholder Privilege form. If the sale proceeds will be sent to the name and address in our records, you may sell shares by phone simply by calling us unless the address of record was recently changed. Participants in SIMPLE IRAs with State Street Bank and Trust Company as custodian will automatically have this privilege unless their employer elects otherwise.

You may give up some security if you accept the telephone selling privilege. Over the phone, we require specific information about your account, as well as other identifying information. We will accept a sales request from any caller who can provide this information. You risk possible loss if someone gives us unauthorized or fraudulent instructions for your account. If we follow reasonable security procedures, we are not responsible if such a loss occurs.

We have the right to change or withdraw the telephone selling privilege at any time upon seven days' notice to shareholders.

•  Online To redeem shares for less than $50,000, you may use our website, www.rsinvestments.com. Participants in SIMPLE IRAs with State Street Bank and Trust Company as custodian may use www.guardianlife.com/ ManageYourAccount/index.htm. Requests received after 4:00 p.m. eastern time on any business day will be processed on the next business day. The price per share you receive will be the next price calculated after we receive your Internet sale order. You will automatically be authorized to sell shares via the Internet, unless you indicate otherwise on your application. If you did not have this privilege previously and would like to add it later, you can do so by providing us with the appropriate authorization on your Shareholder Privilege form. Participants in SIMPLE IRAs with State Street Bank and Trust Company as custodian will automatically have this privilege unless their employer elects otherwise.

•  By Wire We can wire proceeds to your bank account if you fill out the authorization on our application or a Shareholder Privilege form (with signature guarantees). Your bank must be a member of the Automated Clearing House. Any fees for this service will be deducted from the proceeds. Currently, there is a $9 wire service fee.

•  Autosell The Autosell option allows you to redeem shares from your Acquiring Fund accounts and to have the proceeds sent directly to your checking account. If you have established the Autosell option, you may redeem shares by calling BFDS at 1-800-766-3863 and instructing it as to the dollar amount or number of shares you wish to redeem. The proceeds will automatically be sent to your bank through the Automated Clearing House system. Victory does not charge a fee for this option. If you did not establish this option at the time you opened your account, you need to send a written request, signed by you and any other owners of the account exactly as your names appear in BFDS's records, along with a voided check to BFDS at P.O. Box 219717, Kansas City, MO 64121-9717.

We have authorized several broker-dealers and other institutions to receive requests to sell shares. In order for your request to sell shares to be processed at an Acquiring Fund's next determined NAV, the authorized broker-dealer or other institution must receive your request before the close of regular trading on the NYSE (normally, 4:00 p.m. eastern time) and the broker-dealer or other institution must subsequently communicate the request properly to the Acquiring Fund.

Exchanges

Shares of any class of an Acquiring Fund may be exchanged for shares of the same class of another Acquiring Fund provided that the Acquiring Fund is accepting additional investments and the shareholder is otherwise eligible to invest in such Acquiring Fund. Exchanges of shares will be made at their relative NAVs. You will not have to pay an initial sales load for such exchanges. Shares may be exchanged only if the amount being exchanged satisfies the minimum investment required and the shareholder is a resident of a state in which shares of the Acquiring Fund in question are qualified for sale and the shareholder qualifies to purchase shares of that Acquiring Fund. The exchange privilege may not be available for the Acquiring Funds to exchange with all Victory Funds, in particular those with a transfer agent that differs from the Acquiring Funds' transfer agent. See "Other Information About Purchasing Shares" above for information about exchanges into Victory RS Partners Fund, Victory RS Small Cap Growth Fund, and Victory RS Small Cap Equity Fund. In addition, this privilege is not available to anyone who owns Victory RS Large Cap Alpha Fund shares through a Value Guard variable annuity contract. Shareholders who received Class C shares of an Acquiring Fund in connection with the reorganization of a series of The Park Avenue Portfolio into a series of the RS Investment Trust may exchange such Class C shares for Class A shares of an Acquiring Fund that does not offer Class C shares, as applicable, until such time as the Acquiring Fund offers Class C shares. Shareholders will not be required to pay any initial or deferred sales loads in connection with exchanges made pursuant to the prior sentence or later sales of Class A shares received pursuant to such exchanges.

If you sell your shares at any point after an exchange, any contingent deferred sales load will be calculated from the date of the initial purchase, not the date of exchange. FOR FEDERAL INCOME TAX PURPOSES, AN EXCHANGE IS THE SAME AS A SALE, SO TAXABLE GAINS OR LOSSES MAY BE REALIZED.

You can request an exchange by mail, by telephone, via the Internet, or through your registered representative, as you would with any purchase or sale (brokers may charge for this). You will automatically have telephone and Internet sale privileges unless you decline the privilege in the appropriate section of our application. The minimum telephone or Internet exchange is $100, and Internet exchanges must be less than $1 million. Telephone and Internet exchanges have the same security rules as telephone and Internet withdrawals. Participants in SIMPLE IRAs with State Street Bank and Trust Company as custodian will automatically have these privileges unless their employer elects otherwise. The minimum telephone exchange is waived for SIMPLE IRA participants.

Exchanges are subject to the limitations on frequent and short-term trading described in "Frequent Purchases and Redemptions" below.

Exchange privileges may be terminated, modified, or suspended by a Fund upon 60 days' prior notice to shareholders.

Cost Basis Reporting

Upon the sale or exchange of your shares in an Acquiring Fund, such Acquiring Fund or, if you purchase your shares through a broker, dealer or other financial intermediary, your financial intermediary generally will be required to provide you and the IRS with cost basis and certain other related tax information about the Acquiring Fund shares you sold or exchanged. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please call the Acquiring Funds' transfer agent, BFDS, at 800.766.3863 or consult your financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select or change a particular method. Please consult your tax adviser to determine which available cost basis method is best for you.

Market Timing

The Trust discourages frequent purchases and redemptions of Fund shares (market timing). Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders by increasing portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

The Fund's Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Fund will:

•  Employ "fair value" pricing to minimize the discrepancies between a security's market quotation and its perceived market value, which often gives rise to market timing activity; and

•  Monitor for suspected market timing based on "short-term transaction" activity, that is, a purchase or redemption of the Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.

In monitoring for market timing activity, Victory Portfolios considers, among other things, the frequency of your trades and whether you acquired your Fund shares directly through the transfer agent or whether you combined your trades with a group of shareholders in an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary.

Frequent trading by a shareholder is generally a characteristic of market timing. Therefore, any account in which Fund shares are acquired directly through the transfer agent, or where the Fund can adequately identify the shareholder, with a history of three short-term transactions within 90 days or less is suspected of market timing and the shareholder's trading privileges (other than redemption of Fund shares) will be suspended.

We may make exceptions to the "short-term transaction" policy for certain types of transactions if, in the opinion of Victory Capital, under the oversight of the Fund's Board of Trustees, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the Fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the Fund or administrator and transactions by certain qualified funds-of-funds.

If you acquired shares through an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary (such as investment advisers, broker-dealers, third-party administrators or insurance companies), and market timing is suspected, different purchase and exchange limitations may apply. We may rely upon a financial intermediary's policy to deter short-term or excessive trading (i) if we believe that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the Fund, or (ii) if we receive an undertaking from the financial intermediary to enforce short-term or excessive trading policies on behalf of the Fund that provide a substantially similar level of protection for the Fund against such transactions. If you hold your Fund shares through a financial intermediary, you are advised to consult the intermediary to determine what purchase and exchange limitations apply to your account.

We reserve the right to reject or cancel a purchase or exchange order for any reason without prior notice. We will deny your request to purchase or exchange your shares if we believe that the transaction is part of a market timing strategy.

The Fund's market timing policies and procedures may be modified or terminated at any time under the oversight of the Fund's Board of Trustees.

Special Purchase and Sale Plans Special purchase and sale plans we offer for the Acquiring Funds are briefly described below. If you would like more information about them, please call us at 1-800-766-3863. These plans are not available to anyone who owns Victory RS Large Cap Alpha Fund shares through a Value Guard variable annuity contract. We reserve the right to modify, end, or charge for these plans at any time. These programs do not ensure a profit or prevent any loss in your Acquiring Fund investment.

•  Automatic Investment Plan If you participate in this plan, we will automatically withdraw a specified amount from your bank account for investment in one or more Acquiring Funds. To participate you must complete the appropriate section of your application or Shareholder Privilege form. Also, your bank must be a member of the Automated Clearing House. You can opt out of the plan at any time by notifying us, but it may take up to 15 days for us to stop withdrawals from your account. If at any time there are insufficient funds in your account to cover the withdrawal, we will terminate the plan.

•  Automatic Withdrawal Plan If you own at least $5,000 worth of shares in an Acquiring Fund, you can arrange to withdraw a specific amount monthly, quarterly, semiannually, or annually. The minimum withdrawal is $25. These minimums do not apply to SIMPLE IRAs administered by State Street Bank and Trust Company. You may establish the automatic withdrawal privilege over the telephone or the Internet only if the proceeds will be paid directly to the name and address in our records. For payment to a bank account, the bank account must have the same name and address as in our records. Simply submit your request for withdrawals to be deposited in your bank account in writing (no signature guarantee required), along with a voided check or bank deposit ticket. To pay another party or mail the proceeds to an address other than the address in our records, a signature-guaranteed written request or Shareholder Privilege form is required. You must apply at least 30 days before the first payment date. To end withdrawals, give us notice at any time. Please note that taxable gains or losses may be realized when shares are automatically withdrawn.

If you are making an automatic withdrawal of proceeds of shares, no contingent deferred sales load will be imposed, so long as you do not withdraw annually more than 12% of the account value as of the time when you set up the account plan.

It may not be advantageous to buy additional shares at the same time that you are making automatic withdrawals because of tax liabilities and sales loads. Any charges made by BFDS to operate an automatic withdrawal plan will be assessed against your accounts when each withdrawal is made.

Comparison of Acquired Funds' and Acquiring Funds' Class A Shares

All of the Acquired Funds and Acquiring Funds offer Class A shares. When you buy Class A shares, you pay an initial sales load at the time of your investment, which is included in the offering price. This fee is deducted from the amount you invest, and the remainder of your money is used to buy shares in the Fund. In addition, Class A shares are subject to a Rule 12b-1 fee. The Rule 12b-1 fee associated with Class A shares is lower than the Rule 12b-1 fees associated with Class C and Class K shares (for the Acquired Funds), and Class R shares (for the Acquiring Funds). You may qualify for a reduction of the initial sales load based on the amount you invest, or you may be eligible to have the initial sales load waived under certain circumstances.

No sales loads (including contingent deferred sales loads) will be imposed on Acquired Fund shareholders as a result of Reorganization.

However, additional purchases of Class A shares of the Equity Acquiring Funds (all Funds except Victory INCORE Investment Quality Bond Fund, Victory INCORE Low Duration Bond Fund, Victory Floating Rate Fund, Victory High Income Municipal Bond Fund, Victory High Yield Fund, Victory Strategic Income Fund and Victory Tax-Exempt Fund, referred to collectively as the "Fixed Income Acquiring Funds") may be subject to higher sales loads than they would have been under the sales load schedule applicable to Class A purchases of the corresponding Acquired Funds. The sales load applicable to purchase amounts of less than $50,000 of the Equity Acquiring Funds is 5.75% of the offering price, while the sales load applicable to the same purchase amounts of the corresponding Acquired Funds is 4.75% of the offering price. In addition, the sales load applicable to purchase amounts of $750,000 to $999,999 of the Equity Acquiring Funds is 2.00% of the offering price, while the sales load applicable to same purchase amounts of the corresponding Acquired Funds is 1.50% of the offering price.

Additional purchases of Class A shares of the Fixed Income Acquiring Funds may be subject to lower sales loads than they would have been under the sales load schedule applicable to Class A purchases of the corresponding Acquired Funds. The sales loads applicable to purchases of less than $1,000,000 of the Fixed Income Acquiring Funds are higher than the sales loads applicable to the same purchase amounts of the corresponding Acquired Funds.

Other differences between the Class A sales loads and dealer concessions of the Acquired Funds and the Acquiring Funds are reflected in the tables below and on the following pages.

Acquired Funds — Class A Sales Loads

For all Funds except RS Investment Quality Bond Fund, RS High Yield Fund, RS Tax-Exempt Fund, RS High Income Municipal Bond Fund, RS Low Duration, RS Floating Rate Fund, and RS Strategic Income Fund:

Amount of Purchase Payment	Sales Load as a % of Offering Price(1)	Sales Load as a % of Net Amount Invested	Commission as a % of Offering Price	Concession to Dealers as a % of Offering Price(2)
Less than $50,000	4.75%	4.99%	4.25%	4.25%
$50,000 to $99,999	4.50%	4.71%	4.00%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%	2.00%
$500,000 to $749,999	2.00%	2.04%	1.60%	1.60%
$750,000 to $999,999	1.50%	1.52%	1.20%	1.20%
$1,000,000 to $4,999,999	None	None	None	1.00%
$5,000,000 to $14,999,999	None	None	None	0.50%
$15,000,000 or more	None	None	None	0.25%

(1)  If you purchase $1 million worth of shares or more, you will pay no initial sales load. However, in this case, if you were to sell your shares within 18 months of purchase, you would pay a deferred sales load of 1.00% of the value of the Class A shares sold or the total cost of such shares, whichever is less, subject to waivers described in the Statement of Additional Information.

(2)  RS Funds Distributor LLC ("RSFD") or its affiliates may pay special compensation from time to time.

For RS Investment Quality Bond Fund, RS High Yield Fund, RS Tax-Exempt Fund, RS High Income Municipal Bond Fund and RS Strategic Income Fund:

Amount of Purchase Payment	Sales Load as a % of Offering Price(1)	Sales Load as a % of Net Amount Invested	Commission as a % of Offering Price	Concession to Dealers as a % of Offering Price(2)
Less than $100,000	3.75%	3.90%	3.25%	3.25%
$100,000 to $249,999	3.50%	3.63%	3.00%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%	2.00%
$500,000 to $749,999	2.00%	2.04%	1.60%	1.60%
$750,000 to $999,999	1.50%	1.52%	1.20%	1.20%
$1,000,000 to $4,999,999	None	None	None	1.00%
$5,000,000 to $14,999,999	None	None	None	0.50%
$15,000,000 or more	None	None	None	0.25%

(1)  If you purchase $1 million worth of shares or more, you will pay no initial sales load. However, in this case, if you were to sell your shares within 18 months of purchase, you would pay a deferred sales load of 1.00% of the value of the Class A shares sold or the total cost of such shares, whichever is less, subject to waivers described in the Statement of Additional Information.

(2)  RSFD or its affiliates may pay special compensation from time to time.

For RS Low Duration Bond Fund and RS Floating Rate Fund:

Amount of Purchase Payment	Sales Load as a % of Offering Price(1)	Sales Load as a % of Net Amount Invested	Commission as a % of Offering Price	Concession to Dealers as a % of Offering Price(2)
Less than $100,000	2.25%	2.30%	2.00%	2.00%
$100,000 to $249,999	1.75%	1.78%	1.50%	1.50%
$250,000 to $499,999	1.25%	1.27%	1.25%	1.00%
$500,000 to $4,999,999	None	None	None	1.00%
$5,000,000 to $14,999,999	None	None	None	0.50%
$15,000,000 or more	None	None	None	0.25%

(1)  If you purchase $500,000 worth of shares or more, you will pay no initial sales load. However, in this case, if you were to sell your shares within 12 months of purchase, you would pay a deferred sales load of 1.00% of the value of the Class A shares sold or the total cost of such shares, whichever is less, subject to waivers described in the Statement of Additional Information.

(2)  RSFD or its affiliates may pay special compensation from time to time.

Acquiring Funds — Class A Sales Loads

For all Funds except Victory INCORE Investment Quality Bond Fund, Victory INCORE Low Duration Bond Fund, Victory Floating Rate Fund, Victory High Income Municipal Bond Fund, Victory High Yield Fund, Victory Strategic Income Fund and Victory Tax-Exempt Fund:

Amount of Purchase Payment	Sales Load as a % of Offering Price(1)	Sales Load as a % of Net Amount Invested	Commission as a % of Offering Price	Concession to Dealers as a % of Offering Price(2)
Less than $50,000	5.75%	6.10%	5.00%	5.00%
$50,000 to $99,999	4.50%	4.71%	4.00%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%	1.75%
$1,000,000 to $2,999,999	None	None	None	1.00%
$3,000,000 to $4,999,999	None	None	None	0.75%
$5,000,000 or more	None	None	None	0.50%

(1)  If you purchase $1 million worth of shares or more, you will pay no initial sales load. However, in this case, if you were to sell your shares within 12 months of purchase, you would pay a deferred sales load of 0.75% of the value of the Class A shares sold or the total cost of such shares, whichever is less, subject to waivers described in the Statement of Additional Information.

(2)  Victory Capital or its affiliates may pay special compensation from time to time.

For Victory INCORE Investment Quality Bond Fund, Victory INCORE Low Duration Bond Fund, Victory Floating Rate Fund, Victory High Income Municipal Bond Fund, Victory High Yield Fund, Victory Strategic Income Fund and Victory Tax-Exempt Fund:

Amount of Purchase Payment	Sales Load as a % of Offering Price(1)	Sales Load as a % of Net Amount Invested	Commission as a % of Offering Price	Concession to Dealers as a % of Offering Price(2)
Less than $50,000	2.00%	2.04%	1.50%	1.50%
$50,000 to $99,999	1.75%	1.78%	1.25%	1.25%
$100,000 to $249,999	1.50%	1.52%	1.00%	1.00%
$250,000 to $499,999	1.25%	1.27%	0.75%	0.75%
$500,000 to $999,999	1.00%	1.01%	0.50%	0.50%
$1,000,000 to $2,999,999	None	None	None	1.00%
$3,000,000 to $4,999,999	None	None	None	0.75%
$5,000,000 or more	None	None	None	0.50%

(1)  If you purchase $1 million worth of shares or more, you will pay no initial sales load. However, in this case, if you were to sell your shares within 12 months of purchase, you would pay a deferred sales load of 0.75% of the value of the Class A shares sold or the total cost of such shares, whichever is less, subject to waivers described in the Statement of Additional Information.

(2)  Victory Capital or its affiliates may pay special compensation from time to time.

For the Acquired Funds, if you hold shares through a financial intermediary and you believe you qualify for a sales load waiver, please notify your financial intermediary prior to purchase. You will be required to show proof of your eligibility for a sales load waiver. It is possible that a financial intermediary may not be able to offer one or more of these categories of waivers. If this situation occurs, it is possible that you would need to invest directly through RS Investments in order to take advantage of the waiver. The Funds may terminate or amend the terms of these sales charge waivers at any time.

For the Acquiring Funds, in order to obtain a Class A sales charge reduction or waiver, you must provide your investment professional, financial intermediary or the Fund's transfer agent, at the time of purchase, current information regarding shares of any Victory Funds held in other accounts. Such information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales load was paid regarding shares of the Victory Funds held in: (i) all accounts (e.g., retirement accounts) with the Victory Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse or domestic partner and children under 21).

In certain situations, Class A shares are available without initial or contingent deferred sales loads. These situations differ for the Acquired Funds and the Acquiring Funds, as described below.

Class A share purchases of the Acquired Funds are available without initial or contingent deferred sales loads to:

•  RS Investments, Park Avenue, The Guardian Life Insurance Company of America ("Guardian"), their subsidiaries, or any of their separate accounts;

•  present and retired directors, managers, officers, employees, general agents, and field representatives of RS Investments, Park Avenue, Guardian, or their subsidiaries;

•  present and retired directors, trustees, or officers of any open-end investment management company within the RS fund complex;

•  trustees or custodians of any employee benefit plan, IRA, Keogh plan, or trust established for the benefit of RS Investments, Park Avenue, or Guardian employees and officers named previously;

•  present and retired directors, trustees, officers, partners, and employees of broker-dealer firms that have written sales agreements with RSFD;

•  members, officers, and employees of SailingStone;

•  spouses, parents, siblings, children, and grandchildren of the individuals named above;

•  qualified retirement platforms and/or IRA platforms that have an agreement with RSFD to offer shares at NAV;

•  direct rollovers into an RS Investment Trust IRA from a qualified retirement plan that is invested in RS Investment Trust;

•  any trust company or bank trust department, that has an agreement with RSFD to offer shares at NAV, exercising discretionary investment authority and holding unallocated accounts in a fiduciary, agency, custodial, or similar capacity;

•  certain financial intermediaries such as broker-dealers, financial institutions, and registered investment advisers whose clients are investing via fee-based "wrap account" programs;

•  accounts that held shares of any of RS Select Growth Fund, RS Small Cap Growth Fund, RS Growth Fund, RS Technology Fund, RS Mid Cap Growth Fund, RS Global Natural Resources Fund, RS Investors Fund, RS Partners Fund, or RS Value Fund as of October 6, 2006, and have continuously held shares of one or more of the RS Fund(s) since October 6, 2006; and

•  clients of certain financial intermediaries, such as broker-dealers, if such financial intermediaries have an agreement with RSFD to offer shares at NAV through self-directed brokerage service platforms (investors may be charged a fee by their financial intermediary when effecting transactions in Class A shares at NAV through a self-directed brokerage service platform).

Eligibility for the sales load waivers above is subject to the policies, procedures, and trading functionality of the relevant financial intermediary. Accounts held through certain financial intermediaries may not be eligible.

If you are responsible (as a trustee or otherwise) for the investment management of an institutional investor (e.g., a company, foundation, trust, endowment or other entity) or are employed in the division of a company that has that responsibility, and the institutional investor has in excess of $10 million managed by RS Investments or its affiliates on a private-advisory-account basis and/or invested in one or more pooled vehicles managed by RS Investments or its affiliates, you may be eligible to purchase Class A shares without any initial sales load. Please call 800-766-3863 for more information.

You may also qualify for a reduced initial sales load through the Rights of Accumulation program and through investment by letter of intent.

The Acquiring Funds will completely waive the sales charge for Class A shares in the following cases:

•  Purchases of $1,000,000 or more.

•  Purchases by:

•  current and retired Fund trustees or officers;

•  directors, trustees, employees, and family members of employees of the Adviser or "Affiliated Providers;"* and

•  registered broker-dealers, financial intermediaries or their agents or affiliates who have agreements with Victory Capital Advisers, Inc., (the "Distributor"), if the shares are purchased for their own account, purchased for retirement plans of their employees or sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts.

•  Purchases for trust or other advisory accounts established with a financial institution and fee-based investment products or accounts

•  Reinvestment of proceeds from a liquidation distribution of Class A shares of a Victory Fund held in a deferred compensation plan, agency, trust, or custody account.

•  Purchases by retirement plans, including Section 401 and 457 plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans. If the Distributor pays a concession to the dealer of record, a CDSC of up to 0.75% will be charged to the shareholder if any of those shares are redeemed in the first year after purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. See the SAI for details.

•  Purchases by participants in the Victory Investment Program.

•  Purchases by participants in no transaction fee programs offered by certain broker-dealers (sometimes referred to as "supermarkets").

•  Purchases by financial intermediaries who have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

•  Investors that have an investment account with the Adviser.

•  IRA platforms that have an agreement with the Distributor to offer shares at NAV.

You should inform the Fund or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies.

*  Affiliated Providers are affiliates and subsidiaries of the Adviser, and any organization that provides services to the Trust.

In addition, you may reduce or eliminate the Acquiring Funds' Class A sales charge with purchases sufficient to reach a breakpoint.

Rights of Accumulation

Both the Acquired Funds and the Acquiring Funds offer rights of accumulation in connection with purchases of Class A shares.

For the Acquired Funds, you may add the current value of all of your existing RS Funds' investments, including investments you hold through other accounts, to determine the front-end sales load to be applied to your current Class A purchase. You can also include shares held by your spouse and minor children. However, you may not include shares that are not subject to a sales load. Specifically, initial sales loads are paid on Class A shares of each Fund and Class C shares are subject to a contingent deferred sales load, so these shares may be included unless the sales loads have been waived. Shares purchased through the reinvestment of dividends or distributions may not be included. Simply notify us, Boston Financial Data Services, the Fund's transfer agent ("BFDS"), or the registered representative through whom you purchase your shares that your purchase will qualify for a reduction in the initial sales load and provide the names and account numbers of the family members whose holdings are to be included. In some cases, a financial intermediary may hold its clients' Fund shares in nominee or street name. If your shares are held through a financial intermediary and you wish to qualify for this sales load reduction, please contact your financial intermediary.

For the Acquiring Funds, rights of accumulation allow you to add the value of any Class A shares you already own (excluding shares sold without a sales charge) to the amount of your next Class A investment to determine if your additional investment will qualify for a reduced sales charge. The value of the Class A shares you already own will be calculated by using the greater of the current value or the original investment amount. The Combination Privilege allows you to combine the value of Class A shares you own in accounts of multiple Victory Funds (subject to limitations applicable to certain Victory Funds and excluding shares sold without a sales charge) and in accounts of household members of your immediate family (spouse or domestic partner and children under 21) to achieve a reduced sales charge on your added investment.

Investment by Letter of Intent

Both the Acquired Funds and the Acquiring Funds offer investments by letter of intent in connection with purchases of Class A shares.

For the Acquired Funds, an investor who intends to invest over a 13-month period the minimum amount required to reduce the initial sales load on each intended purchase of Class A shares of a Fund may do so by completing the letter of intent information on the application or the shareholder privilege form. The initial sales load for each purchase will be at the reduced rate that would apply if the full investment were made at one time. You can include purchases by your spouse and minor children. However, you cannot include shares that are not subject to a sales load, such as shares purchased through the reinvestment of dividends and distributions. A letter of intent is not available for SIMPLE IRAs administered by State Street Bank and Trust Company. Completion of a letter of intent does not bind a shareholder to buy the entire intended investment amount. However, BFDS will escrow shares valued at 5% of the intended investment amount to ensure payment of additional initial sales loads if the intended purchases are not made and the shareholder fails to pay the additional initial sales loads within 20 days after BFDS requests payment. In some cases, a financial intermediary may hold its clients' Fund shares in nominee or street name. If your shares are held through a financial intermediary and you wish to qualify for this sales load reduction, please contact your financial intermediary.

For the Acquiring Funds, a letter of intent allows you to buy Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of at least 5% of the total amount you intend to purchase. A portion of the shares purchased under the nonbinding Letter of Intent will be held in escrow until the total investment has been completed. In the event the Letter of Intent is not completed, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges.

The Acquiring Funds' Class A Shares' Reinstatement Privilege

The Reinstatement Privilege permits an investor, within 90 days of a redemption of Class A shares of the Fund, to reinvest all or part of the redemption proceeds in the Class A shares of any Victory Fund at the NAV next computed after receipt by the Transfer Agent of the reinvestment order. No service charge is currently imposed on reinvestment in shares of the Fund.

Comparison of Acquired Funds' and Acquiring Funds' Class C Shares

Acquired Funds. All of the Acquired Funds, except RS Partners Fund, offer Class C shares. The sales load on Class C shares is deferred and will be charged if you redeem shares within one year of purchase. The contingent deferred sales load is 1.00% of the purchase or sale price of the shares, whichever is less.

Class C shares are subject to a Rule 12b-1 fee (1.00%), which is greater than the Rule 12b-1 fee associated with Class A shares (0.25%). Class C shares do not convert to another class of shares after a period of time. This means that even if the contingent deferred sales load is not applicable, you could pay more in Rule 12b-1 fees over time than the initial or contingent deferred sales loads you would have paid if you had purchased Class A shares.

Acquiring Funds. All of the Acquiring Funds, except Victory RS Partners Fund, offer Class C shares. You will pay a 1.00% CDSC on any Class C shares you sell within 12 months of purchase. The CDSC is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. There is no CDSC imposed when you exchange your shares for Class C shares of another Victory Fund; however, your exchange is subject to the same CDSC schedule that applied to your original purchase.

An investor may, within 90 days of a redemption of Class C shares, reinvest all or part of the redemption proceeds in the Class C shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. Class C share proceeds reinstated do not result in a refund of any CDSC paid by the shareholder, but the reinstated shares will be treated as CDSC exempt upon reinstatement. The shareholder must ask the Distributor for such privilege at the time of reinvestment.

To keep your CDSC as low as possible, each time you sell shares we will first sell shares in your account that are not subject to CDSC. If there are not enough of these to meet your sale, we will sell the shares in the order they were purchased.

Purchases of $1,000,000 and above will automatically be made in Class A shares of the Funds.

Comparison of Acquired Funds' Class K Shares and Acquiring Funds' Class R Shares

Acquired Funds' Class K Shares. All of the Acquired Funds except RS Focused Opportunity Fund, RS Focused Growth Opportunity Fund, RS Emerging Markets Small Cap Fund, RS High Income Municipal Bond Fund, and RS Tax-Exempt Fund offer Class K shares. Class K shares are offered only through employee benefits plans (except a SIMPLE IRA, SEP, or SARSEP plan). An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Code, under which Class K shares of a Fund are purchased by a fiduciary or administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans, or similar plans. The Fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.

The procedures for buying, selling, exchanging, and transferring other classes of shares and the special account features available to purchasers of those other classes of shares described elsewhere in this prospectus/proxy statement do not apply to Class K shares.

Like Class C shares, Class K shares are subject to a Rule 12b-1 fee (0.65%), which is greater than the Rule 12b-1 fee associated with Class A shares (0.25%), and do not convert to another class of shares after a period of time. This means that you could pay more in Rule 12b-1 fees over time than the initial or contingent deferred sales loads you would have paid if you had purchased Class A shares.

Acquiring Funds' Class R Shares. All of the Funds except RS Focused Opportunity Fund, RS Focused Growth Opportunity Fund, RS Emerging Markets Small Cap Fund, RS High Income Municipal Bond Fund, and RS Tax-Exempt Fund offer Class R shares. Class R shares may only be purchased by:

•  Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans.

•  Fee-based investment products or accounts.

Class R shares are subject to a Rule 12b-1 fee (0.50%).

Comparison of Acquired Funds' and Acquiring Funds' Class Y Shares

Acquired Funds. Class Y shares of the Acquired Funds are available for purchase by: (1) institutional investors, such as retirement plans, companies, foundations, trusts, endowments, and other entities where the total amount of potential investable assets exceeds $25 million, that either were introduced to the Fund by a financial intermediary that is authorized to sell Class Y shares (including institutional investors purchasing shares through certain fee-based advisory wrap programs), or were not introduced to the Fund by a financial intermediary; (2) officers, directors, and employees of RS Investments and its affiliates and their family members, members, officers, and employees of SailingStone and their family members, and current and former Trustees of the Trust and their family members; or (3) investors purchasing shares in the Fund through a fee-based advisory wrap program that is authorized to sell Class Y shares.

RS Investments may waive the conditions for purchase of Class Y shares in its sole discretion. All determinations as to eligibility of an investor to purchase Class Y shares of a Fund will be made by RS Investments in its sole discretion. If you own Class A, Class C, or Class K shares of a Fund and satisfy one of the conditions for purchase of Class Y shares set forth above, you may be able to convert the Class A, Class C, or Class K shares held by you into Class Y shares of the Fund, although you may not convert shares that are currently subject to a contingent deferred sales load. Contact RS Investments' Institutional Services for information at 800-766-3863, option 3.

There is a $100 minimum subsequent purchase requirement. You do not pay a sales load of any kind on Class Y shares, and these shares are not subject to Rule 12b-1 fees. RS Investment Trust reserves the right to convert Class Y shares of a Fund held in an investor's account to Class A shares of a Fund to the extent the investor no longer satisfies the eligibility conditions for Class Y shares. An investor's Class Y shares will not be converted to Class A shares without prior notice by RS Investment Trust.

Acquiring Funds. Only Eligible Investors may purchase or exchange into Class Y shares of the Acquiring Funds. Eligible Investors include the following:

•  Institutional and individual retail investors with a minimum investment in Class Y shares of $1,000,000 who purchase through certain broker-dealers or directly from the transfer agent.

•  Clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds who invest at least $2,500.

•  Pension, profit sharing, employee benefit and other similar plans and trusts that invest in the Funds.

•  Investors who purchase through select fee-based advisory programs with an approved financial intermediary. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based upon the value of the account. Such transactions may be subject to additional rules or requirements of the applicable financial intermediary's program.

•  Purchases by:

•  current and retired Victory Fund trustees or officers.

•  directors, trustees, employees, and family members of employees of the Adviser or "Affiliated Providers".*

•  investment advisory clients of the Adviser.

•  investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members.

*  Affiliated Providers are affiliates and subsidiaries of the Adviser, and any organization that provides services to the Trust.

Information About Contingent Deferred Sales Loads

When you place an order to sell Class C shares (and, in some instances, Class A shares), any contingent deferred sales load will be deducted from the proceeds of the sale or you are deemed to have authorized us to redeem enough additional shares to cover the contingent deferred sales load. The contingent deferred sales load is imposed on the original purchase price of the shares or the current value of the shares you are selling, whichever is less. Reinvested dividends and capital gains and amounts attributable to capital appreciation of your shares are not subject to a sales load.

When you sell shares subject to a contingent deferred sales load, the contingent deferred sales load is calculated as if shares not subject to a sales load are sold first. This means that the sales load will be assessed at the lowest possible rate. You would first redeem the shares acquired through the reinvestment of dividends or capital gains distributions, which are not subject to a sales load. You would next sell the shares you have owned the longest because they are subject to the lowest sales load. For tax purposes, the amount of any contingent deferred sales load will reduce the capital gain you realize upon the sale of your shares, or increase your capital loss, as the case may be.

The contingent deferred sales load will not be assessed at the time of exchange if you are exchanging your shares for shares of the same class of another Fund within RS Investment Trust. The load is waived for a total or partial redemption within a year of the death or disability of the shareholder or to satisfy a mandatory minimum distribution from an IRA account upon turning 70 / years old. If you are making an automatic withdrawal of proceeds, no contingent deferred sales load will be imposed, so long as you do not withdraw annually more than 12% of the account value as of the time when you set up the automatic withdrawal.

How Shares Are Priced

Each Fund calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding. Shares are valued as of the close of regular trading on the NYSE (generally 4:00 p.m. eastern time) each day the NYSE is open. The Funds will not price their shares on days when the NYSE is closed. In the case of the Victory INCORE Investment Quality Bond Fund, Victory INCORE Low Duration Bond Fund, Victory Floating Rate Fund, Victory High Income Municipal Bond Fund, Victory High Yield Fund, Victory Strategic Income Fund and Victory Tax-Exempt Fund, the Funds will not price their shares on days when the NYSE is closed or the bond market is closed. If the Securities Industry and Financial Markets Association ("SIFMA") recommends that government securities dealers close before the close of regular trading on the NYSE (the Alternative Closing Time), the Funds reserve the right to refuse any purchase or redemption order received after the Alternative Closing Time. If the Funds close at the Alternative Closing Time, its NAV will be calculated as of the Alternative Closing Time. The Funds value their portfolio securities for which market quotations are readily available at market value. Such securities are valued at the last reported sale price on the principal exchange or market on which they are traded, or, if no sales are reported, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market LLC ("NASDAQ") are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security will generally be valued at the mean between the closing bid and asked prices. Debt securities for which quoted bid prices are readily available are valued by an independent pricing service at the bid price. If a Fund's assets are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Fund's NAV is calculated based upon the NAVs of the registered open-end management investment companies in which the Fund invests.

The Funds value securities and assets at their fair values when a market quotation is not readily available or may be unreliable, as determined in good faith in accordance with guidelines and procedures adopted by the Trust's Board of Trustees. Debt securities for which quoted bid prices are not readily available will be valued by an independent pricing service at an evaluated (or estimated) bid price, or, for debt securities not priced by an independent pricing service, at the bid price provided by an independent broker-dealer or at a calculated price based on the spread to an appropriate benchmark provided by such broker-dealer. The prospectuses for registered open-end investment companies in which a Fund invests explain the circumstances under which those companies will use fair value pricing.

Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of the exchange rates at the close of the NYSE. Fluctuations in the values of such currencies in relation to the U.S. dollar will affect the NAV of a Fund's shares even if there has not been any change in the values of such securities as quoted in such foreign currencies. Because certain of the securities in which a Fund may invest may trade on days when the Fund does not price its shares, the NAV of a Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the NAV of a Fund's shares are computed as of such times. Events materially affecting the values of those securities may occur between such times and the close of the NYSE and therefore may not be reflected in the computation of the NAV. A Fund may determine the fair values of those securities in accordance with the Trust's guidelines and procedures. For all Funds except Victory RS International Fund, Victory RS Emerging Markets Fund, Victory RS Global Fund, Victory RS China Fund, and Victory RS Emerging Markets Small Cap Fund, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of a Fund's investments in foreign equity securities generally will be determined by an independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and the close of the

NYSE; for Victory RS International Fund, Victory RS Emerging Markets Fund, Victory RS Global Fund, Victory RS China Fund, and Victory RS Emerging Markets Small Cap Fund, the value of the Funds' investments in foreign equity securities generally will be determined by an independent pricing service using such pricing models every day, regardless of movements in the U.S. markets. The fair value of one or more of the securities in the portfolio which is used to determine a Fund's NAV could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders' investments in a Fund.

Dividends and Distributions

The following Funds declare dividends from net investment income daily and distribute these dividends to shareholders once per month:

•  Victory INCORE Investment Quality Bond Fund

•  Victory INCORE Low Duration Bond Fund

•  Victory High Yield Fund

•  Victory Tax-Exempt Fund

•  Victory High Income Municipal Bond Fund

•  Victory Floating Rate Fund

•  Victory Strategic Income Fund

All of the Funds intend to distribute substantially all net investment income to shareholders at least once a year.

In addition, each Fund distributes net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) to shareholders at least annually (or more often, if necessary to avoid certain excise or income taxes on the Fund).

You may choose either of the following distribution options:

•  reinvest your distributions in additional shares of your fund; or

•  receive your distributions in cash.

All distributions will be automatically reinvested in Fund shares unless you request cash payment with at least 10 days' prior notice to the Funds.

Distributions from Victory Tax-Exempt Fund. Victory Tax-Exempt Fund expects to be eligible to distribute primarily exempt-interest dividends. These dividends will be exempt income for federal income tax purposes whether received in the form of cash or additional shares. However, dividends from the Fund may not be entirely tax-exempt. Distributions of market discount and short-term capital gains, as well as dividends from taxable interest, will be taxable to you as ordinary income, and any distributions by the Fund of net long-term capital gains will generally be taxable to you as long-term capital gains includible in net capital gain. Distributions from the Fund may be subject to state and local taxes.

Early in the year, the Fund will provide you with information about the exempt-interest dividends you received during the preceding year. You must disclose this information on your federal tax return. The report also will state the amount that relates to private activity bonds which could be subject to the alternative minimum tax ("AMT"). Note that all exempt-interest dividends paid to a corporate shareholder subject to the corporate AMT will be included in adjusted current earnings for purposes of the adjustment to the corporate AMT. If you are or will be subject to the AMT, please consult your tax adviser regarding the implications of holding shares in the Victory Tax-Exempt Fund. We also recommend that corporations consult their tax advisers about the implications of holding these shares.

If you receive Social Security or railroad retirement benefits, please consult your tax adviser and be aware that exempt-interest dividends will be considered for the purpose of determining to what extent your benefits will be taxed.

Interest on indebtedness you incurred to purchase or carry shares of Victory Tax-Exempt Fund generally will not be deductible for federal income tax purposes.

Distributions from Victory High Income Municipal Bond Fund. Victory High Income Municipal Bond Fund expects to be eligible to distribute primarily exempt-interest dividends. These dividends generally will be exempt income for federal income tax purposes whether received in the form of cash or additional shares, but may be subject to state and local taxes, as well as the federal alternative minimum tax ("AMT"). Certain debt instruments in which the Fund is permitted to invest pay interest income subject to federal income tax. Distributions of market discount, short-term capital gains, and other taxable investment income will be taxable to you as ordinary income, and any distributions by the Fund of net long-term capital gains will generally be taxable to you as long-term capital gains. Distributions from the Fund may be subject to state and local taxes.

Early in the year, the Fund will provide you with information about the exempt-interest dividends you received during the preceding year. You must disclose this information on your federal tax return. The report also will state the amount that relates to private activity bonds which could be subject to the AMT. If the Fund invests substantially in private activity bonds, a substantial portion of the fund's exempt-interest dividends will potentially be subject to the AMT and therefore not exempt from all federal income tax. Note that all exempt-interest dividends paid to a corporate shareholder will be included in adjusted current earnings for purposes of determining the corporation's adjusted minimum taxable income potentially subject to the AMT. If you are a corporate shareholder or an individual shareholder who is or will be subject to the AMT, please consult your tax adviser regarding the implications of holding shares in the Victory High Income Municipal Bond Fund.

If you receive Social Security or railroad retirement benefits, please consult your tax adviser and be aware that exempt-interest dividends will be considered for the purpose of determining to what extent your benefits will be taxed.

Interest on indebtedness you incurred to purchase or carry shares of Victory High Income Municipal Bond Fund generally will not be deductible for federal income tax purposes.

Taxes When You Sell or Exchange Your Shares

Any gains resulting from the sale or exchange of your shares in the Funds (including an exchange for shares of another Fund) will generally be subject to federal income tax as capital gains. Shares held by you for more than one year generally will be taxable as long-term capital gains. Shares held for less than one year will be taxable as short-term capital gains. For information about determining your tax basis for shares, including those acquired through the reinvestment of dividends, see "Cost Basis Reporting" above.

Exhibit E

Comparison of Organizational Documents

This chart highlights material differences between the terms of the Agreement and Declaration of Trust and By-Laws of the Acquired Funds and the Trust Instrument and By-Laws of the Acquiring Funds.

Policy	Acquired Funds	Acquiring Funds
Shareholder Liability

Shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Agreement and Declaration of Trust contains express disclaimers of shareholder liability for acts or obligations of the trust. The Agreement and Declaration of Trust also provides for indemnification out of the assets of a series for any shareholder held personally liable for obligations of such series. Therefore, the possibility that a shareholder could be held liable would be limited to a situation in which the assets of the applicable series had been exhausted.

Shareholders of the trust are protected from liability under Delaware statutory law, which provides that shareholders of a Delaware statutory trust have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the state of Delaware.
In addition, any shareholder or former shareholder exposed to liability by reason of a claim or demand relating solely to his or her being or having been a shareholder of the trust, and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his or her heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable series to be held harmless from and indemnified against all loss and expense arising from such claim or demand.
Shareholder Voting Rights	Each whole share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote.
The shareholders have the power to vote (i) for the election of trustees, (ii) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the trust or the shareholders, (iii) with respect to the termination of the trust or any series or class, (iv) with respect to any merger or consolidation of the trust or any series, or share exchange, and (v) with respect to such additional matters relating to the trust as may be required by any registration of the trust with the SEC (or any successor agency) or any state, or as the trustees may consider necessary or desirable.
There is no cumulative voting in the election of trustees.	As determined by the trustees without the vote or consent of shareholders (except as required by the 1940 Act), either (i) each whole share is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote or (ii) each dollar of net asset value shall be entitled to one vote on any matter on which such shares are entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote.
The shareholders have the power to vote (i) for the election or removal of trustees, (ii) with respect to any investment advisory contract as required under the 1940 Act, or other law, contract or order applicable to the trust, (iii) with respect to an amendment of the Trust Instrument as may be required by law or by the trust's registration statement filed with the SEC and on any amendment submitted to them, and (iv) with respect to such additional matters relating to the trust as may be required by law, by the Trust Instrument, or by any registration

Policy	Acquired Funds	Acquiring Funds

On any matter submitted to a vote of shareholders, all shares entitled to vote will be voted in the aggregate as a single class without regard to series or class, except (1) when required by the 1940 Act and (2) when the trustees have determined that the matter affects one or more series or classes materially differently, or (3) when the trustees have determined that the matter affects only the interests of one or more series or classes.

of the trust with the SEC or any state, or as the trustees may consider desirable. Notwithstanding the foregoing, the trustees may take action without a shareholder vote if (i) the trustees have obtained an opinion of counsel that a vote or approval of such action by shareholders is not required under the 1940 Act or any other applicable laws, or any registrations, undertakings, or agreements of the trust known to such counsel, and if the trustees determine that the taking of such action without a shareholder vote would be consistent with the best interests of the shareholders (considered as a group).
There is no cumulative voting in the election of trustees.
On any matter submitted to a vote of shareholders, all shares will be voted separately by individual series, and whenever the trustees determine that the matter affects only certain series, may be submitted for a vote by only such series, except (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual series and (ii) when the trustees have determined that the matter affects the interests of more than one series and that voting by shareholders of all series would be consistent with the 1940 Act, then the shareholders of all such series shall be entitled to vote thereon (either by individual series or by shares voted in the aggregate, as the trustees in their discretion may determine). The trustees may also determine that a matter affects only the interests of one or more classes of a series, in which case (or if required under the 1940 Act) such matter shall be voted on by such class or classes.
Shareholder Meetings	The Agreement and Declaration of Trust and By-Laws do not address annual shareholder meetings. Regular shareholder meetings are not required for business trusts under the General Laws of Massachusetts.
Shareholder meetings will be held when called by the trustees for the purpose of taking action on any matter requiring the vote or authority of the shareholders, or for any other matter the trustees deem necessary or desirable.	The Trust Instrument and By-Laws do not address annual shareholder meetings.
Shareholder meetings may be called by the trustees and shall be called by the trustees upon the written request of shareholders owning at least one tenth of the outstanding shares of the trust entitled to vote.

Policy	Acquired Funds	Acquiring Funds
Shareholder Quorum	Except when a larger quorum is required by applicable law, by the By-Laws, or the Agreement and Declaration of Trust, 40% of the shares entitled to vote shall be a quorum, except that where any provision of law or of the Agreement and Declaration of Trust permits or requires that holders of any series or class shall vote as a series or class, then 40% of the aggregate number of shares of that series or class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series or class. Any lesser number is sufficient for adjournments. Any adjourned session may be held within a reasonable time after the date for the original meeting without further notice.
Except when a larger vote is required by any provision of the Agreement and Declaration of Trust or the By-Laws or by applicable law, when a quorum is present, a majority of the Shares voted shall decide any questions and a plurality shall elect a trustee, provided that where any provision of law or of this Agreement and Declaration of Trust or of the By-Laws permits or requires that the holders of any series or class shall vote as a series or class, then a majority of the shares of that series or class voted on the matter (or a plurality with respect to the election of a trustee) shall decide that matter insofar as that series or class is concerned.	One-third of shares outstanding and entitled to vote in person or by proxy as of the record date for a shareholders' meeting shall be a quorum for the transaction of business at such shareholders' meeting, except that where any provision of law or of the Trust Instrument permits or requires that holders of any series of shares shall vote as a series (or that holders of a class shall vote as a class), then one-third of the aggregate number of shares of that series (or that class) entitled to vote shall be necessary to constitute a quorum.
Any meeting of shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time, whether or not a quorum is present. Any adjourned session may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice.
Except when a larger vote is required by law or by any provision of the Trust Instrument or the By-Laws, a majority of the shares voted in person or by proxy shall decide any questions and a plurality shall elect a trustee, provided that where any provision of law or of this Trust Instrument permits or requires that the holders of any series shall vote as a series (or that the holders of any class shall vote as a class), then a majority of the shares present in person or by proxy of that series (or class), voted on the matter in person or by proxy shall decide that matter insofar as that Series (or class) is concerned.
Shareholder Consent

Any action taken by shareholders may be taken without a meeting if a majority of the shares entitled to vote on the matter (or such larger vote as shall be required by the Agreement and Declaration of Trust or the By-Laws) consent to the action in writing and the consents are filed with the records of the meetings of shareholders. The consent will be treated for all purposes as a vote taken at a meeting of shareholders.

Any action taken by shareholders may be taken without a meeting if all shareholders entitled to vote on the matter consent to the action in writing and the written consents are filed with the records of meetings of shareholders of the trust. The consent will be treated for all purposes as a vote taken at a meeting of shareholders held at the principal place of business of the trust.

Policy	Acquired Funds	Acquiring Funds
Notice to Shareholders of Record Date	Written notice of any meeting of shareholders must be given by the trustees at least 7 days (and not more than 75 days) before the meeting.
The trustees may set a record date for the purpose of determining the shareholders entitled to notice of or to vote at a shareholder meeting. The record date cannot be more than 90 days nor less than 7 days before the date of the meeting.	Written notice shall be sent, by first class mail or such other means determined by the trustees, at least 10 days prior to the meeting.
The trustees may fix in advance a date, not exceeding 90 days preceding the date of any meeting of shareholders as a record date for the determination of the shareholders entitled to notice of, and to vote at, any such meeting.
Shareholder Proxies	Shares may be voted in person or by proxy.
A proxy with respect to shares held in the name of two or more persons will be valid if executed by any one of them unless at or prior to exercise of the proxy the trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a shareholder will be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity rests on the challenger.	Shares may be voted in person or by proxy.
A proxy with respect to shares held in the name of two or more persons will be valid if executed by any one of them unless at or prior to exercise of the proxy the trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be exercised by or on behalf of a shareholder will be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity rests on the challenger.
Trustee Power to Amend Organizational Document

The trustees may amend the Agreement and Declaration of Trust at any time by an instrument in writing signed by a majority of the then trustees. Prior to amending, without shareholder approval, any provisions of the Agreement and Declaration of Trust relating to shares, the trustees must determine that the amendment is consistent with the fair and equitable treatment of all shareholders and that shareholder approval is not otherwise required by the 1940 Act or other applicable law.

The trustees may, without shareholder vote, amend or otherwise supplement the Trust Instrument by making an amendment, a Trust Instrument supplement, or an amended and restated trust instrument; provided that shareholders shall have the right to vote (a) on any amendment as may be required by law or by the trust's registration statement filed with the SEC and (b) on any amendment submitted to them by the trustees.

Termination of Trust	The trust may be terminated at any time by the affirmative vote of shareholders holding at least a majority of the shares entitled to vote, or by the trustees by written notice to shareholders.
Any series of shares may be terminated at any time by a vote of shareholders holding at least a majority of the shares of such series entitled to vote, or by the trustees by written notice to the shareholders of such series.

The trustees may, subject to any necessary shareholder, trustee, and regulatory approvals, enter into a plan of liquidation in order to dissolve and liquidate any series (or class) of the trust, or the trust.

Policy	Acquired Funds	Acquiring Funds
Merger or Consolidation

The trustees may cause the trust or one or more of its series to be merged into or consolidated with another trust or company or the shares exchanged under or pursuant to any state or Federal statute, if any, or otherwise to the extent permitted by law. Such merger or consolidation of share exchange must be authorized by vote of a majority of the outstanding shares of the trust, as a whole, or any affected series, as may be applicable; provided that in all respects not governed by statute or applicable law, the trustees shall have power to prescribe the procedure necessary or appropriate to accomplish a sale of assets, merger, or consolidation.

The trustees may, subject to a vote of a majority of the trustees and any shareholder vote required under the 1940 Act, if any, cause the trust to merge or consolidate with or into one or more trusts, partnerships, associations, limited liability companies, or corporations formed, organized or existing under the laws of a state, commonwealth, possession, or colony of the United States.

Vote Required for Election of Trustees	Except when a larger vote is required by any provision of the Agreement and Declaration of Trust or the By-Laws or by applicable law, when a quorum is present, a plurality shall elect a trustee.	Except when a larger vote is required by law or by any provision of the Trust Instrument, a plurality shall elect a trustee.
Removal of Trustees	Trustees may be removed with or without cause by a majority vote of trustees.

Trustees may be removed at any meeting of shareholders by a vote of shareholders owning at least two-thirds of the outstanding shares of the trust. Any trustee may be removed at any time by written instrument, signed by at least two-thirds of the number of trustees prior to such removal.

Trustee Committees

Trustees may appoint from their own number, and establish and terminate one or more committees consisting of two or more trustees, which may exercise the powers and authority of the trustees to the extent that the trustees determine.

The trustees may establish one or more committees to delegate any of the powers of the trustees to said committees and to adopt a committee charter providing for such responsibilities, membership, and any other characteristics of said committees as the trustees may deem proper.

Trustee Liability	The trustees are not responsible or liable for any neglect or wrongdoing of any officer, agent, employee, manager, or principal underwriter, or for an act or omission of any other trustee. A trustee is not protected against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.
Every act or thing whatsoever executed or done by or on behalf of the trust or the trustees in connection with the trust is conclusively deemed to have been executed or done only with respect to their or his or her capacity as trustees or trustee, and such trustees or trustee shall not be personally liable thereon.

The trustees shall not, when acting in such capacity, be personally liable to any person other than the trust or the shareholders for any act, omission, or obligation of the trust, any trustee or any officer of the trust. The trustees shall not be liable for any act or omission or any conduct whatsoever in his capacity as trustee of the trust, provided that nothing contained herein or in the Delaware Statutory Trust Act ("Delaware Act") shall protect any trustee of the trust against any liability to the trust or to shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of trustee of the trust.

Policy	Acquired Funds	Acquiring Funds

Every act or thing whatsoever executed or done by or on behalf of the trust or the trustees in connection with the trust or a series shall include a recitation limiting the obligation represented thereby to the trust or to one or more series and its or their assets.

Trustee Indemnification	Every person who is, or has been, a trustee of the trust is indemnified by the trust against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a trustee and against amounts paid or incurred by him in settlement thereof.
However, no indemnification is provided to a trustee: (a) against any liability to the trust or its shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office; (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the trust; (c) in the event of a settlement involving a payment by a trustee or other disposition not involving a final adjudication (as provided in (a) or (b)) and resulting in a payment by a trustee, unless there has been either a determination that such trustee did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry) that he did not engage in such conduct: (i) by a vote of a majority of the disinterested trustees acting on the matter (provided that a majority of the disinterested trustees then in office act on the matter); or (ii) by written opinion of independent legal counsel.	Every person who is, or has been, a trustee of the trust shall be indemnified by the trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a trustee and against amounts paid or incurred by him in the settlement thereof.
However, no indemnification is provided to a trustee: (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the trust; or (ii) in the event of a settlement, unless there has been a determination that such trustee did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those trustees who are neither interested persons of the trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

Policy	Acquired Funds	Acquiring Funds
Dividends	No dividend or distribution with respect to the shares of any series shall be effected by the trust other than from assets of such series.

The trustees may from time to time declare and pay dividends or other distributions with respect to any series and/or class of a series. The amount of such dividends or distributions and the payment of them and whether they are in cash or any other trust property shall be wholly in the discretion of the trustees.

Capitalization	The beneficial interest in the trust shall at all times be divided into an unlimited number of shares without par value.	The beneficial interest in the trust shall be divided into an unlimited number of shares. Each share shall have a par value of $0.001.
Number of Trustees and Vacancies	The number of trustees shall be 5, unless such number shall be changed from time to time by written instrument signed by a majority of the trustees, provided, however, that the number of trustees shall in no event be less than 1 nor more than 15. The trustees, by action of a majority of the then trustees at a duly constituted meeting, may fill vacancies. Each trustee serves during the continued lifetime of the trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor.
The shareholders may fix the number of trustees and elect trustees at any meeting of shareholders called by the Trustees for that purpose.
In the event of the death, declination, resignation, retirement, removal, or incapacity of all the then trustees within a short period of time and without the opportunity for at least one trustee being able to appoint additional trustees to fill vacancies, the trust's investment adviser or investment advisers jointly, if there is more than one, are empowered to appoint new trustees subject to the provisions of Section 16(a) of the 1940 Act.	The number of trustees shall be at least 2, and thereafter shall be fixed from time to time by a majority of the trustees, provided, however, that the number of trustees shall in no event be more than 12.
In case of the declination, death, resignation, retirement, removal, physical or mental incapacity, or inability to serve, or if there is an increase in the number of trustees, a vacancy shall occur. Whenever a vacancy in the board of trustees shall occur, the remaining trustees shall fill such vacancy by appointing such other person as they in their discretion see fit, to the extent consistent with the limitations provided under the 1940 Act. In case of a vacancy, the remaining trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit, to the extent consistent with the limitations provided under the 1940 Act.
An appointment of a trustee may be made by the trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation, or increase in number of trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation, or increase in the number of trustees.
Independent Chair of the Board	The Agreement and Declaration of Trust and By-Laws do not require an independent chair of the board of trustees.	The Trust Instrument and By-Laws do not require an independent chair of the board of trustees.
Inspection of Books and Records	The original or a copy of the Agreement and Declaration of Trust and of each amendment thereto is kept at the office of the trust where it may be inspected by any shareholder.	The original or a copy of the Trust Instrument and of each amendment thereto is kept at the office of the trust where it may be inspected by any shareholder.

Policy	Acquired Funds	Acquiring Funds
Involuntary Redemption of Accounts

The trust has the right at its option and at any time to redeem shares of any shareholder at the net asset value thereof: (i) if at such time such shareholder owns shares of any series having an aggregate net asset value of less than an amount determined from time to time by the trustees (but not to exceed $40,000); or (ii) to the extent that such shareholder owns shares equal to or in excess of a percentage determined from to time by the trustees of the outstanding shares of the trust or of any series or class.

The trustees may require shareholders to redeem shares for any reason under terms set by the trustees, including, but not limited to, (i) the determination of the trustees that direct or indirect ownership of shares of any series has or may become concentrated in such shareholder to an extent that would disqualify any series as a regulated investment company under the Internal Revenue Code of 1986, as amended, (ii) the failure of a shareholder to supply a tax identification number if required to do so, or to have the minimum investment required, (iii) the failure of a shareholder to make payment when due for the purchase of shares issued to him, or (iv) the shares owned by such shareholder being below the minimum investment set by the trustees, from time to time, for investments in the trust or in such series or classes thereof, as applicable.

Derivative Actions	None	In addition to the requirements set forth in Section 3816 of the Delaware Act, a shareholder may bring a derivative action on behalf of the trust only if the shareholder makes a pre-suit demand upon the trustees to bring the subject action unless an effort to cause the trustees to bring such an action is not likely to succeed (as provided in the Trust Instrument).
Unless a demand is not required, shareholders eligible to bring such derivative action under the Delaware Act who hold at least 10% of the outstanding shares of the trust, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the trustees to commence such action; and the trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the trust for the expense of any such advisors in the event that the trustees determine not to bring such action.

Exhibit F

PRINCIPAL HOLDERS

To the knowledge of the Acquired Funds, the following are the only persons who owned of record or beneficially five percent or more of the outstanding shares of each Acquired Fund, as of March 1, 2016.

Acquired Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS SMALL CAP EQUITY FUND	C	AMERICAN ENTERPRISE INV SVCS 707 2ND AVENUE SOUTH MINNEAPOLIS MN 55402-2405	5.41%
RS FLOATING RATE FUND	K	ASCENSUS TRUST COMPANY FBO ENT ASSOCIATES OF WESTERLY, LTD PR P.O. BOX 10758 FARGO ND 58106-0758	5.13%
RS TECHNOLOGY FUND	K	ASCENSUS TRUST COMPANY FBO PERFORMANCE MANAGEMENT SERVICES, I PO BOX 10758 FARGO ND 58106-0758	5.59%
RS TECHNOLOGY FUND	K	ASCENSUS TRUST COMPANY FBO BERRY ASSOCIATES, INC. 401(K) PROF P.O. BOX 10758 FARGO ND 58106-0758	6.39%
RS INVESTORS FUND	K	ASCENSUS TRUST COMPANY FBO YOUNG MANUFACTURING INC 401K PS PL P.O. BOX 10758 FARGO ND 58106-0758	7.19%
RS INVESTMENT QUALITY BOND FUND	K	ASCENSUS TRUST COMPANY FBO JACK H. OLENDER & ASSOCIATES, P.C. PO BOX 10758 FARGO ND 58106-0758	21.9%
RS SELECT GROWTH FUND	C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5.14%

Acquired Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS HIGH INCOME MUNICIPAL BOND FUND	C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	5.26%
RS GROWTH FUND	C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	5.57%
RS SMALL CAP GROWTH FUND	C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	6.34%
RS GROWTH FUND	Y	CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	6.58%
RS PARTNERS FUND	A	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1905	9.00%
RS MID CAP GROWTH FUND	A	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1905	10.62%
RS INTERNATIONAL FUND	Y	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	12.74%
RS VALUE FUND	A	CHARLES SCHWAB & CO INC REINVEST ACCOUNT FBO CUSTOMERS ACCOUNT ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	14.05%

Acquired Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS GLOBAL NATURAL RESOURCES FUND	Y	CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	15.03%
RS GROWTH FUND	A	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	15.32%
RS GLOBAL NATURAL RESOURCES FUND	A	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1905	15.64%
RS SELECT GROWTH FUND	A	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1905	16.40%
RS TECHNOLOGY FUND	A	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1905	16.93%
RS INVESTMENT QUALITY BOND FUND	Y	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	21.20%
RS SMALL CAP GROWTH FUND	A	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1905	38.00%
RS EMERGING MARKETS FUND	A	CHARLES SCHWAB & CO., INC. ATTN: MUTUAL FUND OPS 211 MAIN ST SAN FRANCISCO CA 94105-1905	7.75%

Acquired Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS SMALL CAP GROWTH FUND	K	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	12.70%
RS GLOBAL NATURAL RESOURCES FUND	K	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	20.89%
RS SMALL CAP EQUITY FUND	Y	DENNIS M BUSHE TOD SUBJECT TO BFDS TOD RULES PO BOX 474 WEST TISBURY MA 02575-0474	7.22%
RS GLOBAL NATURAL RESOURCES FUND	K	FIFTH THIRD BANK TTEE FBO:MEMORIAL HOSPITAL INV MGMT 5001 KINGSLEY DR, DEPT 3385 CINCINNATI OH 45227-1114	15.14%
RS SMALL CAP GROWTH FUND	K	FIIOC FBO DVF STUDIO 401K PLAN 100 MAGELLAN WAY COVINGTON KY 41015-1987	7.19%
RS MID CAP GROWTH FUND	K	FIIOC FBO SMARTPAK 401K & PROFIT SHARING PLAN 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1987	10.82%
RS INVESTORS FUND	K	FIIOC FBO TENNESSEE OPPORTUNITY PROGRAMS INC 100 MAGELLAN WAY (KWIC) COVINGTON KY 41015-1987	11.66%
RS INVESTORS FUND	K	FIIOC FBO FULL THROTTLE FILMS INC DBA VIDEO EQUIPMENT RENTAL 100 MAGELLAN WAY (KWIC) COVINGTON KY 41015-1987	24.62%

Acquired Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS HIGH YIELD FUND	A	GUARDIAN INSURANCE & ANNUITY CO INC SEPARATE ACCOUNT L ATTN EQUITY ACCOUNTING 3S-18 1605 N CEDAR CREST BLVD ALLENTOWN PA 18104-2351	5.09%
RS EMERGING MARKETS FUND	A	GUARDIAN INSURANCE & ANNUITY CO INC SEPARATE ACCOUNT L ATTN EQUITY ACCOUNTING 3S-18 1605 N CEDAR CREST BLVD ALLENTOWN PA 18104-2351	8.65%
RS INTERNATIONAL FUND	A	GUARDIAN INSURANCE & ANNUITY CO INC SEPARATE ACCOUNT L ATTN EQUITY ACCOUNTING 3S-18 1605 N CEDAR CREST BLVD ALLENTOWN PA 18104-2351	14.69%
RS INVESTMENT QUALITY BOND FUND	A	GUARDIAN INSURANCE & ANNUITY CO INC SEPARATE ACCOUNT L ATTN EQUITY ACCOUNTING 3S-18 1605 N CEDAR CREST BLVD ALLENTOWN PA 18104-2351	14.95%
RS SMALL CAP EQUITY FUND	A	GUARDIAN INSURANCE & ANNUITY CO INC SEPARATE ACCOUNT L ATTN EQUITY ACCOUNTING 3S-18 1605 N CEDAR CREST BLVD ALLENTOWN PA 18104-2351	26.17%
RS EMERGING MARKETS FUND	Y	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQUARE H 17-B NEW YORK NY 10004-4025	7.66%
RS STRATEGIC INCOME FUND	C	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQUARE H 17-B NEW YORK NY 10004-4025	18.17%

Acquired Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS STRATEGIC INCOME FUND	Y	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQUARE H 17-B NEW YORK NY 10004-4025	18.78%
RS HIGH YIELD FUND	A	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQARE H 17-B NEW YORK NY 10004	23.02%
RS INVESTORS FUND	Y	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQUARE H 17-B NEW YORK NY 10004-4025	47.55%
RS HIGH YIELD FUND	C	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQUARE H 17-B NEW YORK NY 10004-4025	55.29%
RS GLOBAL FUND	A	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQUARE H 17-B NEW YORK NY 10004-4025	64.90%
RS STRATEGIC INCOME FUND	A	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQUARE H 17-B NEW YORK NY 10004-4025	71.35%
RS GLOBAL FUND	C	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQUARE H 17-B NEW YORK NY 10004-4025	72.44%
RS GLOBAL FUND	Y	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQUARE H 17-B NEW YORK NY 10004-4025	73.01%

Acquired Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS STRATEGIC INCOME FUND	K	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQUARE H 17-B NEW YORK NY 10004-4025	73.87%
RS HIGH YIELD FUND	K	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQUARE H 17-B NEW YORK NY 10004-4025	81.91%
RS CHINA FUND	Y	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQUARE H 17-B NEW YORK NY 10004-4025	83.41%
RS CHINA FUND	A	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQUARE H 17-B NEW YORK NY 10004-4025	90.96%
RS CHINA FUND	C	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQUARE H 17-B NEW YORK NY 10004-4025	94.63%
RS EMERGING MARKETS SMALL CAP FUND	A	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQUARE H 17-B NEW YORK NY 10004-4025	95.35%
RS FOCUSED GROWTH OPPORTUNITY FUND	Y	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQUARE H 17-B NEW YORK NY 10004-4025	95.73%
RS FOCUSED OPPORTUNITY FUND	Y	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQUARE H 17-B NEW YORK NY 10004-4025	97.26%

Acquired Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS EMERGING MARKETS SMALL CAP FUND	C	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQUARE H 17-B NEW YORK NY 10004-4025	97.78%
RS EMERGING MARKETS SMALL CAP FUND	Y	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQUARE H 17-B NEW YORK NY 10004-4025	97.91%
RS FOCUSED GROWTH OPPORTUNITY FUND	A	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQUARE H 17-B NEW YORK NY 10004-4025	98.79%
RS FOCUSED OPPORTUNITY FUND	A	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQUARE H 17-B NEW YORK NY 10004-4025	98.82%
RS GLOBAL FUND	K	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQUARE H 17-B NEW YORK NY 10004-4025	99.89%
RS CHINA FUND	K	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQUARE H 17-B NEW YORK NY 10004-4025	100.00%
RS FOCUSED GROWTH OPPORTUNITY FUND	C	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQUARE H 17-B NEW YORK NY 10004-4025	100.00%
RS GLOBAL NATURAL RESOURCES FUND	A	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	7.57%

Acquired Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS EMERGING MARKETS FUND	Y	LINCOLN RETIREMENT SERVICES CO FBO VIRTUA HEALTH INC 401K PO BOX 7876 FORT WAYNE IN 46801-7876	5.72%
RS TAX-EXEMPT FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	5.07%
RS LOW DURATION BOND FUND	Y	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	5.24%
RS HIGH INCOME MUNICIPAL BOND FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	5.25%
RS MID CAP GROWTH FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	5.88%
RS SELECT GROWTH FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	6.02%
RS SELECT GROWTH FUND	Y	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	6.48%
RS LARGE CAP ALPHA FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	6.59%

Acquired Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS LOW DURATION BOND FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	7.41%
RS GROWTH FUND	Y	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	7.55%
RS LOW DURATION BOND FUND	A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	7.58%
RS LARGE CAP ALPHA FUND	Y	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	7.62%
RS INVESTMENT QUALITY BOND FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	8.22%
RS GLOBAL FUND	Y	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	9.81%
RS HIGH YIELD FUND	Y	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	10.89%
RS STRATEGIC INCOME FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	11.07%

Acquired Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS STRATEGIC INCOME FUND	Y	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	12.36%
RS INVESTMENT QUALITY BOND FUND	Y	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	12.46%
RS FLOATING RATE FUND	K	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	14.27%
RS MID CAP GROWTH FUND	Y	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	16.45%
RS EMERGING MARKETS FUND	Y	MAC & CO MUTUAL FUND OPERATIONS PO BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH PA 15230-3198	34.76%
RS SELECT GROWTH FUND	K	MATRIX TRUST COMPANY CUST. FBO CLARKSON SHIPPING SERVICES USA, IN 717 17TH STREET, SUITE 1300 DENVER CO 80202-3304	5.06%
RS PARTNERS FUND	K	MATRIX TRUST COMPANY CUST. FBO ALL VALLEY SMILES, INC. 717 17TH STREET, SUITE 1300 DENVER CO 80202-3304	5.25%
RS SMALL CAP EQUITY FUND	K	MATRIX TRUST COMPANY CUST. FBO ERA, INC. 717 17TH STREET, SUITE 1300 DENVER CO 80202-3304	5.30%

Acquired Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS INTERNATIONAL FUND	K	MATRIX TRUST COMPANY CUST. FBO CLARKSON SHIPPING SERVICES USA, IN 717 17TH STREET, SUITE 1300 DENVER CO 80202-3304	5.47%
RS GLOBAL NATURAL RESOURCES FUND	K	MATRIX TRUST COMPANY CUST. FBO CLARKSON SHIPPING SERVICES USA, IN 717 17TH STREET, SUITE 1300 DENVER CO 80202-3304	5.59%
RS SMALL CAP EQUITY FUND	K	MATRIX TRUST COMPANY CUST. FBO CLEARCO PRODUCTS CO., INC. PS 401K 717 17TH STREET, SUITE 1300 DENVER CO 80202-3304	5.81%
RS INTERNATIONAL FUND	K	MATRIX TRUST COMPANY CUST. FBO SELECT HOME CARE, LLC 717 17TH STREET, SUITE 1300 DENVER CO 80202-3304	5.92%
RS TECHNOLOGY FUND	K	MATRIX TRUST COMPANY CUST. FBO THE BUSINESS RESOURCE INSTITUTE, I 717 17TH STREET, SUITE 1300 DENVER CO 80202-3304	6.04%
RS GROWTH FUND	K	MATRIX TRUST COMPANY CUST. FBO L & S PACKING, CO., INC. 717 17TH STREET, SUITE 1300 DENVER CO 80202-3304	6.05%
RS GLOBAL NATURAL RESOURCES FUND	K	MATRIX TRUST COMPANY CUST. FBO GEO-TECH CONSTRUCTION 717 17TH STREET, SUITE 1300 DENVER CO 80202-3304	6.06%
RS GROWTH FUND	K	MATRIX TRUST COMPANY CUST. FBO CLARKSON SHIPPING SERVICES USA, IN 717 17TH STREET, SUITE 1300 DENVER CO 80202-3304	6.53%

Acquired Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS GROWTH FUND	K	MATRIX TRUST COMPANY CUST. FBO HUNTERDON DERMATOLOGY, LLC 717 17TH STREET, SUITE 1300 DENVER CO 80202-3304	6.83%
RS MID CAP GROWTH FUND	K	MATRIX TRUST COMPANY CUST. FBO CLARKSON SHIPPING SERVICES USA, IN 717 17TH STREET, SUITE 1300 DENVER CO 80202-3304	7.07%
RS INTERNATIONAL FUND	K	MATRIX TRUST COMPANY CUST. FBO STOOSS USA, INC. 717 17TH STREET, SUITE 1300 DENVER CO 80202-3304	7.43%
RS SMALL CAP EQUITY FUND	K	MATRIX TRUST COMPANY CUST. FBO CLARKSON SHIPPING SERVICES USA, IN 717 17TH STREET, SUITE 1300 DENVER CO 80202-3304	7.68%
RS MID CAP GROWTH FUND	K	MATRIX TRUST COMPANY CUST. FBO PRINTABLE SERVICES, LLC 717 17TH STREET, SUITE 1300 DENVER CO 80202-3304	7.83%
RS MID CAP GROWTH FUND	K	MATRIX TRUST COMPANY CUST. FBO L & S PACKING, CO., INC. 717 17TH STREET, SUITE 1300 DENVER CO 80202-3304	8.08%
RS PARTNERS FUND	K	MATRIX TRUST COMPANY CUST. FBO L & S PACKING, CO., INC. 717 17TH STREET, SUITE 1300 DENVER CO 80202-3304	8.61%
RS INVESTMENT QUALITY BOND FUND	K	MATRIX TRUST COMPANY CUST. FBO WS ASSOCIATES, INC. 717 17TH STREET, SUITE 1300 DENVER CO 80202-3304	9.06%
RS GROWTH FUND	K	MATRIX TRUST COMPANY CUST. FBO CAPE ANESTHESIA & PAIN MANAGEMENT 717 17TH STREET, SUITE 1300 DENVER CO 80202-3304	10.14%

Acquired Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS INVESTORS FUND	K	MATRIX TRUST COMPANY CUST. FBO L & S PACKING, CO., INC. 717 17TH STREET, SUITE 1300 DENVER CO 80202-3304	13.90%
RS TECHNOLOGY FUND	K	MATRIX TRUST COMPANY CUST. FBO L & S PACKING, CO., INC. 717 17TH STREET, SUITE 1300 DENVER CO 80202-3304	16.82%
RS TECHNOLOGY FUND	K	MATRIX TRUST COMPANY CUST. FBO CLARKSON SHIPPING SERVICES USA, IN 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	19.70%
RS EMERGING MARKETS FUND	C	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	5.16%
RS TAX-EXEMPT FUND	A	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	5.31%
RS GLOBAL NATURAL RESOURCES FUND	Y	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	5.71%
RS HIGH YIELD FUND	C	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	6.29%
RS MID CAP GROWTH FUND	Y	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	6.66%

Acquired Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS INVESTORS FUND	Y	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	7.66%
RS INVESTORS FUND	A	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	7.69%
RS VALUE FUND	C	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	8.19%
RS HIGH INCOME MUNICIPAL BOND FUND	Y	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	8.55%
RS INTERNATIONAL FUND	C	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	8.79%
RS SELECT GROWTH FUND	Y	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	9.89%
RS SELECT GROWTH FUND	C	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	11.3%
RS INVESTMENT QUALITY BOND FUND	C	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	11.92%

Acquired Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS GLOBAL NATURAL RESOURCES FUND	C	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	12.98%
RS HIGH INCOME MUNICIPAL BOND FUND	C	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	13.56%
RS GROWTH FUND	Y	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	14.65%
RS SMALL CAP GROWTH FUND	C	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	15.01%
RS LARGE CAP ALPHA FUND	C	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	15.23%
RS FLOATING RATE FUND	A	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	15.97%
RS INVESTORS FUND	C	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	17.25%
RS TECHNOLOGY FUND	C	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	17.42%

Acquired Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS HIGH INCOME MUNICIPAL BOND FUND	A	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	17.43%
RS LOW DURATION BOND FUND	C	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	17.76%
RS FLOATING RATE FUND	K	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	17.93%
RS LARGE CAP ALPHA FUND	Y	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	18.92%
RS INVESTMENT QUALITY BOND FUND	Y	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	20.29%
RS FLOATING RATE FUND	Y	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	20.3%
RS MID CAP GROWTH FUND	C	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	20.39%
RS FLOATING RATE FUND	C	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	20.44%

Acquired Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS TAX-EXEMPT FUND	C	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	20.46%
RS LOW DURATION BOND FUND	Y	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	21.26%
RS TECHNOLOGY FUND	Y	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	21.74%
RS SMALL CAP EQUITY FUND	Y	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	25.52%
RS TAX EXEMPT FUND	Y	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	27.22%
RS HIGH YIELD FUND	Y	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	32.54%
RS GROWTH FUND	C	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	36.86%
RS SELECT GROWTH FUND	K	MERRILL LYNCH PIERCE FENNER & SMITH MERRILL LYNCH FINANCIAL DATA SERV4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	52.60%

Acquired Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS VALUE FUND	K	MILLER & LONG EMPLOYEES PROFIT SHARING PLAN MILLER & LONG CO INC 4824 RUGBY AVE BETHESDA MD 20814-3019	51.02%
RS SELECT GROWTH FUND	A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	7.48%
RS TECHNOLOGY FUND	Y	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	7.70%
RS EMERGING MARKETS FUND	A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	8.59%
RS SMALL CAP GROWTH FUND	Y	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	9.03%
RS LARGE CAP ALPHA FUND	Y	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	9.13%
RS HIGH YIELD FUND	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	9.94%
RS GROWTH FUND	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	10.57%
RS INTERNATIONAL FUND	Y	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	10.71%

Acquired Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS VALUE FUND	Y	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	11.57%
RS STRATEGIC INCOME FUND	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	11.83%
RS INTERNATIONAL FUND	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	12.09%
RS HIGH INCOME MUNICIPAL BOND FUND	A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	12.50%
RS HIGH YIELD FUND	A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	13.27%
RS GROWTH FUND	Y	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	14.28%
RS INVESTORS FUND	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	15.01%
RS MID CAP GROWTH FUND	Y	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	15.58%
RS HIGH INCOME MUNICIPAL BOND FUND	Y	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	15.92%
RS LARGE CAP ALPHA FUND	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	16.32%

Acquired Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS LOW DURATION BOND FUND	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	16.79%
RS MID CAP GROWTH FUND	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	17.24%
RS STRATEGIC INCOME FUND	Y	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	17.34%
RS SELECT GROWTH FUND	Y	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	17.50%
RS TAX-EXEMPT FUND	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	18.20%
RS GLOBAL NATURAL RESOURCES FUND	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	18.76%
RS TECHNOLOGY FUND	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	18.93%
RS SELECT GROWTH FUND	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	19.19%
RS FLOATING RATE FUND	Y	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	19.57%
RS INVESTMENT QUALITY BOND FUND	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	19.65%

Acquired Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS TAX-EXEMPT FUND	A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	20.3%
RS HIGH INCOME MUNICIPAL BOND FUND	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	23.06%
RS FLOATING RATE FUND	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	23.49%
RS FLOATING RATE FUND	A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	23.54%
RS VALUE FUND	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	25.38%
RS EMERGING MARKETS FUND	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	28.03%
RS PARTNERS FUND	Y	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	28.12%
RS SMALL CAP GROWTH FUND	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	31.01%
RS LOW DURATION BOND FUND	A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	39.06%
RS SMALL CAP EQUITY FUND	Y	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	43.71%

Acquired Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS SMALL CAP EQUITY FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	5.29%
RS LOW DURATION BOND FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	5.38%
RS VALUE FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	5.70%
RS GLOBAL NATURAL RESOURCES FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	5.81%
RS MID CAP GROWTH FUND	K	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	6.39%
RS TECHNOLOGY FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	6.48%
RS FLOATING RATE FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	6.69%

Acquired Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS LARGE CAP ALPHA FUND	Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	6.77%
RS INTERNATIONAL FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	7.66%
RS TAX-EXEMPT FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	7.88%
RS INVESTORS FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	8.79%
RS INVESTMENT QUALITY BOND FUND	Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	9.36%
RS HIGH INCOME MUNICIPAL BOND FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	9.72%
RS MID CAP GROWTH FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	10.34%

Acquired Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS LOW DURATION BOND FUND	K	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	10.63%
RS TECHNOLOGY FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	10.68%
RS GROWTH FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	11.07%
RS MID CAP GROWTH FUND	Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	11.42%
RS SELECT GROWTH FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	11.42%
RS INVESTORS FUND	C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	11.85%
RS TECHNOLOGY FUND	Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	13.26%

Acquired Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS LOW DURATION BOND FUND	Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	13.63%
RS FLOATING RATE FUND	K	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	13.83%
RS CHINA FUND	Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	14.52%
RS SELECT GROWTH FUND	Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	15.06%
RS SMALL CAP GROWTH FUND	Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	15.46%
RS SMALL CAP GROWTH FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	15.72%
RS EMERGING MARKETS FUND	Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	16.04%

Acquired Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS SELECT GROWTH FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	17.1%
RS VALUE FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	17.12%
RS GLOBAL NATURAL RESOURCES FUND	K	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	18.23%
RS PARTNERS FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	22.64%
RS EMERGING MARKETS FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	23.68%
RS GLOBAL NATURAL RESOURCES FUND	Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	32.15%
RS PARTNERS FUND	Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	33.68%

Acquired Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS GLOBAL NATURAL RESOURCES FUND	A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT - 4TH FL JERSEY CITY NJ 07310-2010	41.29%
RS GROWTH FUND	K	PERSHING 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	26.14%
RS PARTNERS FUND	K	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	5.05%
RS TAX-EXEMPT FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	5.21%
RS PARTNERS FUND	Y	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	5.60%
RS TECHNOLOGY FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	6.08%
RS SELECT GROWTH FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	6.17%
RS VALUE FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	6.21%
RS GLOBAL NATURAL RESOURCES FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	6.37%
RS EMERGING MARKETS FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	6.5%
RS GROWTH FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	7.44%

Acquired Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS INVESTORS FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	7.98%
RS LOW DURATION BOND FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	8.26%
RS SMALL CAP GROWTH FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	8.68%
RS SELECT GROWTH FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	8.75%
RS INTERNATIONAL FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	8.81%
RS HIGH INCOME MUNICIPAL BOND FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	9.25%
RS VALUE FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	9.33%
RS SELECT GROWTH FUND	K	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	10.26%
RS LARGE CAP ALPHA FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	10.35%
RS TECHNOLOGY FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	10.93%
RS HIGH YIELD FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	11.05%
RS EMERGING MARKETS FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	11.18%

Acquired Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS INVESTORS FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	11.28%
RS SMALL CAP EQUITY FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	12.13%
RS STRATEGIC INCOME FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	12.16%
RS FLOATING RATE FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	13.45%
RS LARGE CAP ALPHA FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	13.69%
RS INVESTMENT QUALITY BOND FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	14.26%
RS GLOBAL FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	14.82%
RS STRATEGIC INCOME FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	15.84%
RS GLOBAL FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	17.75%
RS INTERNATIONAL FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	18.03%
RS STRATEGIC INCOME FUND	K	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	18.08%
RS TAX-EXEMPT FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	18.99%

Acquired Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS LOW DURATION BOND FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	19.46%
RS INVESTMENT QUALITY BOND FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	21.16%
RS FLOATING RATE FUND	K	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	25.48%
RS SMALL CAP EQUITY FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	25.84%
RS LOW DURATION BOND FUND	K	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	34.85%
RS MID CAP GROWTH FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	43.63%
RS SMALL CAP GROWTH FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	5.28%
RS TAX-EXEMPT FUND	A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	5.58%
RS INTERNATIONAL FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	6.06%
RS INVESTMENT QUALITY BOND FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	6.09%

Acquired Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS INVESTORS FUND	Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	6.09%
RS LARGE CAP ALPHA FUND	Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	6.76%
RS FLOATING RATE FUND	Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	7.16%
RS MID CAP GROWTH FUND	Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	7.97%
RS FLOATING RATE FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	8.66%
RS TECHNOLOGY FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	8.72%
RS LOW DURATION BOND FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	8.90%
RS HIGH INCOME MUNICIPAL BOND FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	9.27%

Acquired Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS LOW DURATION BOND FUND	Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	9.52%
RS SELECT GROWTH FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	9.54%
RS TAX-EXEMPT FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	10.77%
RS MID CAP GROWTH FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	11.56%
RS SELECT GROWTH FUND	K	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	12.13%
RS INVESTORS FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	13.62%
RS VALUE FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	16.72%
RS LARGE CAP ALPHA FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	17.39%

Acquired Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS GLOBAL NATURAL RESOURCES FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	18.08%
RS EMERGING MARKETS FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	18.92%
RS TAX EXEMPT FUND	Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	21.13%
RS STRATEGIC INCOME FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	22.89%
RS INTERNATIONAL FUND	Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	26.24%
RS GROWTH FUND	Y	RENEE R HODGES 4010 DOVER RD DURHAM NC 27707-5401	6.26%
RS HIGH YIELD FUND	C	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.09%
RS TECHNOLOGY FUND	C	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.82%
RS LARGE CAP ALPHA FUND	C	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.26%

Acquired Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS STRATEGIC INCOME FUND	C	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.87%
RS INVESTORS FUND	A	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	7.30%
RS TAX-EXEMPT FUND	A	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	7.75%
RS FLOATING RATE FUND	A	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	8.71%
RS INVESTORS FUND	C	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	8.79%
RS MID CAP GROWTH FUND	Y	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	9.04%
RS SELECT GROWTH FUND	C	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	9.16%
RS GROWTH FUND	C	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	9.74%
RS SMALL CAP EQUITY FUND	Y	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	10.18%
RS TAX EXEMPT FUND	Y	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	10.38%

Acquired Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS SMALL CAP GROWTH FUND	C	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	10.47%
RS VALUE FUND	C	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	10.57%
RS MID CAP GROWTH FUND	C	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	10.73%
RS INVESTMENT QUALITY BOND FUND	C	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	10.84%
RS HIGH YIELD FUND	A	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	10.91%
RS TECHNOLOGY FUND	Y	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	11.43%
RS EMERGING MARKETS FUND	Y	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	12.11%
RS HIGH INCOME MUNICIPAL BOND FUND	A	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	13.66%
RS INVESTMENT QUALITY BOND FUND	Y	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	14.11%
RS HIGH INCOME MUNICIPAL BOND FUND	Y	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	14.15%

Acquired Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS SELECT GROWTH FUND	Y	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	14.25%
RS FLOATING RATE FUND	C	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	15.42%
RS GLOBAL NATURAL RESOURCES FUND	C	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	15.82%
RS FLOATING RATE FUND	Y	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	16.02%
RS LOW DURATION BOND FUND	C	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	16.15%
RS GROWTH FUND	Y	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	16.67%
RS INVESTORS FUND	Y	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	16.82%
RS TAX-EXEMPT FUND	C	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	17.05%
RS LARGE CAP ALPHA FUND	Y	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	17.23%
RS LOW DURATION BOND FUND	Y	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	17.36%

Acquired Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS EMERGING MARKETS FUND	C	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	17.67%
RS HIGH INCOME MUNICIPAL BOND FUND	C	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	19.47%
RS SMALL CAP GROWTH FUND	Y	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	50.16%
RS VALUE FUND	Y	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF 2801 MARKET ST SAINT LOUIS MO 63103-2523	66.69%
RS PARTNERS FUND	A	STATE STREET BANK & TRUST AS TTEE FOR ADVENTIST HEALTHCARE RETIREMEN PLAN 105 ROSEMONT RD WESTWOOD MA 02090	11.93%
RS EMERGING MARKETS FUND	A	STATE STREET BANK AND TRUST COMPANY TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	6.13%
RS VALUE FUND	A	STATE STREET BANK AND TRUST COMPANY TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	10.31%
RS SMALL CAP GROWTH FUND	K	STATE STREET BANK AND TRUST COMPANY TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	24.92%

Acquired Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS LARGE CAP ALPHA FUND	K	STATE STREET BANK AND TRUST COMPANY TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST. BOSTON MA 02111-2901	41.04%
RS EMERGING MARKETS FUND	K	STATE STREET BANK AND TRUST COMPANY TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	77.87%
RS MID CAP GROWTH FUND	K	STIFEL NICOLAUS & CO INC DENTON NAVARRO ROCHA & BERNAL HYDE & ZECH PROFIT SHARING 501 N BROADWAY FL 8 SAINT LOUIS MO 63102-2137	8.87%
RS LOW DURATION BOND FUND	A	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	5.32%
RS INVESTMENT QUALITY BOND FUND	C	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	5.32%
RS SMALL CAP GROWTH FUND	C	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	5.55%
RS GLOBAL NATURAL RESOURCES FUND	C	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	5.95%
RS EMERGING MARKETS FUND	C	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	6.00%

Acquired Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS HIGH YIELD FUND	A	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	6.92%
RS TAX-EXEMPT FUND	C	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	7.11%
RS INVESTORS FUND	C	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	7.19%
RS INVESTORS FUND	Y	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	7.64%
RS EMERGING MARKETS FUND	Y	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	8.56%
RS SMALL CAP EQUITY FUND	Y	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	8.69%
RS GROWTH FUND	C	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	9.04%
RS HIGH INCOME MUNICIPAL BOND FUND	C	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	9.28%
RS VALUE FUND	C	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	9.78%
RS FLOATING RATE FUND	C	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	9.80%

Acquired Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS SELECT GROWTH FUND	C	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	9.94%
RS LOW DURATION BOND FUND	C	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	10.01%
RS VALUE FUND	Y	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	10.13%
RS FLOATING RATE FUND	A	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	10.77%
RS MID CAP GROWTH FUND	C	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	11.23%
RS INVESTMENT QUALITY BOND FUND	Y	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	11.45%
RS SELECT GROWTH FUND	Y	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	12.05%
RS MID CAP GROWTH FUND	Y	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	12.17%
RS GROWTH FUND	Y	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	12.23%
RS HIGH INCOME MUNICIPAL BOND FUND	A	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	13.04%

Acquired Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS GLOBAL FUND	Y	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	13.17%
RS TAX-EXEMPT FUND	A	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	14.73%
RS TECHNOLOGY FUND	Y	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	15.71%
RS FLOATING RATE FUND	Y	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	20.23%
RS LOW DURATION BOND FUND	Y	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	21.31%
RS LARGE CAP ALPHA FUND	Y	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	21.65%
RS TECHNOLOGY FUND	C	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	21.95%
RS INTERNATIONAL FUND	C	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	24.01%
RS TAX EXEMPT FUND	Y	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	29.3%
RS HIGH YIELD FUND	Y	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	32.08%

Acquired Fund Name	Share Class	Name and Address of Beneficial Owner	Percentage of Share Class
RS INTERNATIONAL FUND	Y	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	34.05%
RS STRATEGIC INCOME FUND	Y	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	39.13%
RS HIGH INCOME MUNICIPAL BOND FUND	Y	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	41.11%
RS SMALL CAP EQUITY FUND	C	UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	41.79%
RS PARTNERS FUND	A	UMB BANK NA FBO FIDUCIARY FOR TAX DEFFERRED ACCOUNTS 1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	6.36%

*  Guardian Investor Services LLC ("GIS") owns a majority of the outstanding interests in RS Investments. GIS is a wholly-owned subsidiary of The Guardian Life Insurance Company of America, a New York mutual insurance company ("Guardian Life"). From time to time, RS Investments or its affiliates, including GIS and Guardian Life, may beneficially own more than 25% of the outstanding shares of certain Acquired Funds, and thus may be deemed to "control" such funds within the meaning of Section 2(a)(9) of the 1940 Act. To the best of its knowledge, RS Investments is not aware of any other shareholders who beneficially own more than 25% of the outstanding shares of any Acquired Fund as of March 1, 2016.

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Exhibit G

FINANCIAL HIGHLIGHTS OF THE ACQUIRED FUNDS

The "Financial Highlights" tables below are intended to help you understand each Acquired Fund's financial performance for the past five fiscal years or, if shorter, the period of an Acquired Fund's operations. Certain information reflects financial results for a single Acquired Fund share. "Total Return" in the table represents the rate at which an investor would have made or lost money in an investment in the Acquired Fund (assuming the reinvestment of all distributions). The financial highlights for each of the Acquired Funds have been audited by the Acquired Funds' independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with such Funds' financial statements, is included in the Acquired Funds' annual reports to shareholders, which are available on request, or online at rsinvestments.com.

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Loss(3)	Net Realized and Unrealized Loss	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period
RS Focused Opportunity Fund
Class A
Period From 2/27/15(1) to 12/31/15(2)	$10.00	$(0.13)	$(0.48)	$(0.61)	$—	$—	$—	$9.39
Class C
Period From 2/27/15(1) to 12/31/15(2)	10.00	(0.19)	(0.48)	(0.67)	—	—	—	9.33
Class Y
Period From 2/27/15(1) to 12/31/15(2)	10.00	(0.11)	(0.48)	(0.59)	—	—	—	9.41
RS Focused Growth Opportunity Fund
Class A
Period From 2/27/15(1) to 12/31/15(2)	$10.00	$(0.16)	$(0.04)	$(0.20)	$—	$—	$—	$9.80
Class C
Period From 2/27/15(1) to 12/31/15(2)	10.00	(0.22)	(0.04)	(0.26)	—	—	—	9.74
Class Y
Period From 2/27/15(1) to 12/31/15(2)	10.00	(0.14)	(0.04)	(0.18)	—	—	—	9.82

Distributions reflect actual per-share amounts distributed for the period.

(1)  Inception date.

(2)  Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. Offering costs, included in the expense ratios, are not annualized.

	Total Return(4)	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(5)	Net Ratio of Expenses Excluding Interest and Dividend Expenses on Securities Sold Short(5)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets(5)	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate
RS Focused Opportunity Fund
Class A
Period From 2/27/15(1) to 12/31/15(2)	(6.10)%	$2,851	2.77%	1.81%	3.99%	(1.61)%	(2.83)%	139%
Class C
Period From 2/27/15(1) to 12/31/15(2)	(6.70)	933	3.52	2.56	4.96	(2.36)	(3.80)	139
Class Y
Period From 2/27/15(1) to 12/31/15(2)	(5.90)	5,806	2.52	1.56	3.68	(1.36)	(2.52)	139
RS Focused Growth Opportunity Fund
Class A
Period From 2/27/15(1) to 12/31/15(2)	(2.00)%	$5,908	2.73%	1.86%	3.18%	(1.89)%	(2.34)%	152%
Class C
Period From 2/27/15(1) to 12/31/15(2)	(2.60)	1,947	3.48	2.61	4.04	(2.64)	(3.20)	152
Class Y
Period From 2/27/15(1) to 12/31/15(2)	(1.80)	12,075	2.48	1.61	2.9	(1.64)	(2.06)	152

(3)  Calculated based on the average shares outstanding during the period.

(4)  Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

(5)  Net Ratio of Expenses to Average Net Assets, Net Ratio of Expenses Excluding Interest and Dividend Expenses on Securities Sold Short and Net Ratio of Net Investment Loss to Average Net Assets include the effect of fee waivers and expense limitations.

	Net Asset Value, Beginning of Period	Net Investment Loss(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions	Increase from Regulatory Settlements
RS Small Cap Growth Fund
Class A
Year Ended 12/31/15	$65.53	$(0.74)	$0.80	$0.06	$—	$(0.86)	$(0.86)	$—
Year Ended 12/31/14	63.68	(0.71)	6.64	5.93	(0.57)	(3.51)	(4.08)	—
Year Ended 12/31/13	46.71	(0.64)	23.37	22.73	(0.86)	(4.90)	(5.76)	—
Year Ended 12/31/12	40.7	(0.43)	6.44	6.01	—	—	—	—
Year Ended 12/31/11	41.67	(0.48)	(0.53)	(1.01)	—	—	—	0.04
Class C
Year Ended 12/31/15	60.15	(1.15)	0.76	(0.39)	—	(0.86)	(0.86)	—
Year Ended 12/31/14	58.84	(1.09)	6.08	4.99	(0.17)	(3.51)	(3.68)	—
Year Ended 12/31/13	43.78	(1.09)	21.79	20.70	(0.74)	(4.90)	(5.64)	—
Year Ended 12/31/12	38.38	(0.66)	6.06	5.40	—	—	—	—
Year Ended 12/31/11	39.97	(1.12)	(0.51)	(1.63)	—	—	—	0.04
Class K
Year Ended 12/31/15	62.28	(0.93)	0.78	(0.15)	—	(0.86)	(0.86)	—
Year Ended 12/31/14	60.77	(0.94)	6.29	5.35	(0.33)	(3.51)	(3.84)	—
Year Ended 12/31/13	44.85	(0.90)	22.38	21.48	(0.66)	(4.90)	(5.56)	—
Year Ended 12/31/12	39.29	(0.64)	6.20	5.56	—	—	—	—
Year Ended 12/31/11	40.47	(0.71)	(0.51)	(1.22)	—	—	—	0.04
Class Y
Year Ended 12/31/15	67.04	(0.56)	0.81	0.25	(0.11)	(0.86)	(0.97)	—
Year Ended 12/31/14	65.06	(0.54)	6.79	6.25	(0.76)	(3.51)	(4.27)	—
Year Ended 12/31/13	47.65	(0.52)	23.90	23.38	(1.07)	(4.90)	(5.97)	—
Year Ended 12/31/12	41.38	(0.24)	6.51	6.27	—	—	—	—
Year Ended 12/31/11	42.24	(0.35)	(0.55)	(0.90)	—	—	—	0.04

See notes to Financial Highlights on page G-14.

	Net Asset Value, End of Period	Total Return(2)		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets(3)	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate
RS Small Cap Growth Fund
Class A
Year Ended 12/31/15	$64.73	0.08%		$767,304	1.40%	1.41%	(1.07)%	(1.08)%	94%
Year Ended 12/31/14	65.53	9.36		618,656	1.38	1.42	(1.12)	(1.16)	104
Year Ended 12/31/13	63.68	49.22		499,282	1.35	1.41	(1.12)	(1.18)	115	(5)
Year Ended 12/31/12	46.71	14.77		523,193	1.35	1.48	(0.94)	(1.07)	106
Year Ended 12/31/11	40.70	(2.33	)(4)	452,050	1.35	1.45	(1.11)	(1.21)	105
Class C
Year Ended 12/31/15	58.90	(0.67)		20,878	2.16	2.18	(1.81)	(1.83)	94
Year Ended 12/31/14	60.15	8.52		11,792	2.15	2.29	(1.88)	(2.02)	104
Year Ended 12/31/13	58.84	47.86		6,608	2.27	2.32	(1.98)	(2.03)	115	(5)
Year Ended 12/31/12	43.78	14.07		1,881	1.97	2.1	(1.56)	(1.69)	106
Year Ended 12/31/11	38.38	(3.98	)(4)	1,328	2.97	3.07	(2.73)	(2.83)	105
Class K
Year Ended 12/31/15	61.27	(0.26)		5,241	1.75	1.75	(1.41)	(1.41)%	94
Year Ended 12/31/14	62.28	8.86		2,621	1.84	1.88	(1.58)	(1.62)	104
Year Ended 12/31/13	60.77	48.45		1,782	1.87	1.92	(1.62)	(1.67)	115	(5)
Year Ended 12/31/12	44.85	14.15		1,056	1.88	2.01	(1.46)	(1.59)	106
Year Ended 12/31/11	39.29	(2.92	)(4)	969	1.94	2.04	(1.70)	(1.80)	105
Class Y
Year Ended 12/31/15	66.32	0.36		1,576,927	1.13	1.18	(0.79)	(0.84)	94
Year Ended 12/31/14	67.04	9.65		504,974	1.11	1.13	(0.84)	(0.86)	104
Year Ended 12/31/13	65.06	49.63		285,659	1.11	1.17	(0.85)	(0.91)	115	(5)
Year Ended 12/31/12	47.65	15.15		92,121	1.01	1.14	(0.52)	(0.65)	106
Year Ended 12/31/11	41.38	(2.04	)(4)	51,200	1.05	1.15	(0.81)	(0.91)	105

See notes to Financial Highlights on page G-14.

	Net Asset Value, Beginning of Period	Net Investment Loss(1)	Net Realized and Unrealized Gain	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions	Increase from Regulatory Settlements
RS Select Growth Fund
Class A
Year Ended 12/31/15	$47.80	$(0.41)	$0.24	$(0.17)	$—	$(4.09)	$(4.09)	$—
Year Ended 12/31/14	49.57	(0.52)	1.08	0.56	—	(2.33)	(2.33)	—
Year Ended 12/31/13	36.52	(0.50)	14.27	13.77	—	(0.72)	(0.72)	—
Year Ended 12/31/12	30.79	(0.25)	5.98	5.73	—	—	—	—
Year Ended 12/31/11	29.24	(0.33)	1.84	1.51	—	—	—	0.04
Class C
Year Ended 12/31/15	44.57	(0.74)	0.23	(0.51)	—	(4.09)	(4.09)	—
Year Ended 12/31/14	46.73	(0.83)	1.00	0.17	—	(2.33)	(2.33)	—
Year Ended 12/31/13	34.74	(0.82)	13.53	12.71	—	(0.72)	(0.72)	—
Year Ended 12/31/12	29.51	(0.47)	5.70	5.23	—	—	—	—
Year Ended 12/31/11	28.32	(0.58)	1.73	1.15	—	—	—	0.04
Class K
Year Ended 12/31/15	44.40	(0.59)	0.21	(0.38)	—	(4.09)	(4.09)	—
Year Ended 12/31/14	46.38	(0.71)	1.06	0.35	—	(2.33)	(2.33)	—
Year Ended 12/31/13	34.43	(0.71)	13.38	12.67	—	(0.72)	(0.72)	—
Year Ended 12/31/12	29.30	(0.57)	5.70	5.13	—	—	—	—
Year Ended 12/31/11	28.02	(0.51)	1.75	1.24	—	—	—	0.04
Class Y
Year Ended 12/31/15	48.61	(0.29)	0.24	(0.05)	—	(4.09)	(4.09)	—
Year Ended 12/31/14	50.24	(0.39)	1.09	0.70	—	(2.33)	(2.33)	—
Year Ended 12/31/13	36.90	(0.39)	14.45	14.06	—	(0.72)	(0.72)	—
Year Ended 12/31/12	31.02	(0.13)	6.01	5.88	—	—	—	—
Year Ended 12/31/11	29.37	(0.22)	1.83	1.61	—	—	—	0.04

See notes to Financial Highlights on page G-14.

	Net Asset Value, End of Period	Total Return(2)		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets(3)	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate
RS Select Growth Fund
Class A
Year Ended 12/31/15	$43.54	(0.38)%		$237,899	1.40%	1.44%	(0.84)%	(0.88)%	88%
Year Ended 12/31/14	47.80	1.16		284,499	1.38	1.43	(1.08)	(1.13)	96
Year Ended 12/31/13	49.57	37.79		438,084	1.35	1.45	(1.14)	(1.24)	105	(5)
Year Ended 12/31/12	36.52	18.61		192,954	1.35	1.55	(0.72)	(0.92)	112
Year Ended 12/31/11	30.79	5.30	(4)	90,223	1.35	1.61	(1.07)	(1.33)	104
Class C
Year Ended 12/31/15	39.97	(1.17)		82,838	2.18	2.20	(1.62)	(1.64)	88
Year Ended 12/31/14	44.57	0.39		86,025	2.16	2.25	(1.85)	(1.94)	96
Year Ended 12/31/13	46.73	36.67		88,208	2.16	2.26	(1.94)	(2.04)	105	(5)
Year Ended 12/31/12	34.74	17.72		21,322	2.15	2.35	(1.43)	(1.63)	112
Year Ended 12/31/11	29.51	4.20	(4)	2,253	2.26	2.52	(1.94)	(2.20)	104
Class K
Year Ended 12/31/15	39.93	(0.88)		1,843	1.90	1.90	(1.30)	(1.30)	88
Year Ended 12/31/14	44.40	0.78		1,239	1.89	1.97	(1.57)	(1.65)	96
Year Ended 12/31/13	46.38	36.89		1,052	1.92	2.02	(1.71)	(1.81)	105	(5)
Year Ended 12/31/12	34.43	17.51		302	2.31	2.51	(1.75)	(1.95)	112
Year Ended 12/31/11	29.30	4.57	(4)	170	1.99	2.25	(1.72)	(1.98)	104
Class Y
Year Ended 12/31/15	44.47	(0.12)		402,965	1.14	1.18	(0.58)	(0.62)	88
Year Ended 12/31/14	48.61	1.42		474,596	1.12	1.18	(0.81)	(0.87)	96
Year Ended 12/31/13	50.24	38.19		462,256	1.09	1.19	(0.87)	(0.97)	105	(5)
Year Ended 12/31/12	36.90	18.96		96,440	1.07	1.27	(0.37)	(0.57)	112
Year Ended 12/31/11	31.02	5.62	(4)	17,504	1.04	1.30	(0.72)	(0.98)	104%

See notes to Financial Highlights on page G-14.

	Net Asset Value, Beginning of Period	Net Investment Loss(1)	Net Realized and Unrealized Gain	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period
RS Mid Cap Growth Fund
Class A
Year Ended 12/31/15	$20.14	$(0.08)	$0.23	$0.15	$—	$—	$—	$20.29
Year Ended 12/31/14	18.83	(0.15)	1.46	1.31	—	—	—	20.14
Year Ended 12/31/13	13.07	(0.12)	5.88	5.76	—	—	—	18.83
Year Ended 12/31/12	11.38	(0.08)	1.77	1.69	—	—	—	13.07
Year Ended 12/31/11	11.26	(0.09)	0.21	0.12	—	—	—	11.38
Class C
Year Ended 12/31/15	18.64	(0.25)	0.22	(0.03)	—	—	—	18.61
Year Ended 12/31/14	17.56	(0.28)	1.36	1.08	—	—	—	18.64
Year Ended 12/31/13	12.30	(0.24)	5.50	5.26	—	—	—	17.56
Year Ended 12/31/12	10.81	(0.18)	1.67	1.49	—	—	—	12.30
Year Ended 12/31/11	10.79	(0.19)	0.21	0.02	—	—	—	10.81
Class K
Year Ended 12/31/15	19.18	(0.18)	0.22	0.04	—	—	—	19.22
Year Ended 12/31/14	18.01	(0.24)	1.41	1.17	—	—	—	19.18
Year Ended 12/31/13	12.56	(0.19)	5.64	5.45	—	—	—	18.01
Year Ended 12/31/12	11.00	(0.15)	1.71	1.56	—	—	—	12.56
Year Ended 12/31/11	10.94	(0.15)	0.21	0.06	—	—	—	11.00
Class Y
Year Ended 12/31/15	20.58	(0.03)	0.24	0.21	—	—	—	20.79
Year Ended 12/31/14	19.19	(0.10)	1.49	1.39	—	—	—	20.58
Year Ended 12/31/13	13.29	(0.09)	5.99	5.90	—	—	—	19.19
Year Ended 12/31/12	11.54	(0.02)	1.77	1.75	—	—	—	13.29
Year Ended 12/31/11	11.39	(0.07)	0.22	0.15	—	—	—	11.54

See notes to Financial Highlights on page G-14.

	Total Return(2)	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets(3)	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate
RS Mid Cap Growth Fund
Class A
Year Ended 12/31/15	0.74%	$196,437	1.23%	1.31%	(0.39)%	(0.47)%	120%
Year Ended 12/31/14	6.96	104,407	1.29	1.38	(0.81)	(0.90)	154
Year Ended 12/31/13	44.07	78,612	1.28	1.45	(0.78)	(0.95)	119
Year Ended 12/31/12	14.85	55,023	1.34	1.51	(0.60)	(0.77)	110
Year Ended 12/31/11	1.07	50,540	1.48	1.48	(0.81)	(0.81)	85
Class C
Year Ended 12/31/15	(0.16)	26,793	2.11	2.11	(1.30)	(1.30)	120
Year Ended 12/31/14	6.15	13,040	2.10	2.22	(1.61)	(1.73)	154
Year Ended 12/31/13	42.76	4,851	2.14	2.31	(1.63)	(1.80)	119
Year Ended 12/31/12	13.78	2,071	2.30	2.47	(1.52)	(1.69)	110
Year Ended 12/31/11	0.19	1,178	2.41	2.41	(1.73)	(1.73)	85
Class K
Year Ended 12/31/15	0.21	1,740	1.74	1.74	(0.93)	(0.93)	120
Year Ended 12/31/14	6.50	1,681	1.79	1.85	(1.31)	(1.37)	154
Year Ended 12/31/13	43.39	1,451	1.77	1.94	(1.27)	(1.44)	119
Year Ended 12/31/12	14.18	797	1.92	2.09	(1.18)	(1.35)	110
Year Ended 12/31/11	0.55	804	2.00	2.00	(1.31)	(1.31)	85
Class Y
Year Ended 12/31/15	1.02	173,629	0.97	1.08	(0.15)	(0.26)	120
Year Ended 12/31/14	7.24	73,672	1.04	1.11	(0.53)	(0.60)	154
Year Ended 12/31/13	44.39	18,814	1.05	1.23	(0.55)	(0.73)	119
Year Ended 12/31/12	15.16	8,241	1.07	1.24	(0.13)	(0.30)	110
Year Ended 12/31/11	1.32	2,685	1.24	1.24	(0.55)	(0.55)	85

See notes to Financial Highlights on page G-14.

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)		Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions	Increase from Regulatory Settlements
RS Growth Fund
Class A
Year Ended 12/31/15	$18.01	$(0.03	)(1)	$0.74	$0.71	$—	$(1.23)	$(1.23)	$—
Year Ended 12/31/14	19.33	(0.07)		2.02	1.95	—	(3.27)	(3.27)	—
Year Ended 12/31/13	13.46	(0.07)		5.94	5.87	—	—	—	—
Year Ended 12/31/12	11.77	—	(6)	1.69	1.69	—	—	—	—
Year Ended 12/31/11	11.85	(0.05)		(0.04)	(0.09)	—	—	—	0.01
Class C
Year Ended 12/31/15	16.45	(0.17	)(1)	0.68	0.51	—	(1.23)	(1.23)	—
Year Ended 12/31/14	18.06	(0.15)		1.81	1.66	—	(3.27)	(3.27)	—
Year Ended 12/31/13	12.70	0.20		5.16	5.36	—	—	—	—
Year Ended 12/31/12	11.20	(0.02)		1.52	1.50	—	—	—	—
Year Ended 12/31/11	11.44	(0.15)		(0.10)	(0.25)	—	—	—	0.01
Class K
Year Ended 12/31/15	17.31	(0.14	)(1)	0.71	0.57	—	(1.23)	(1.23)	—
Year Ended 12/31/14	18.80	(0.17)		1.95	1.78	—	(3.27)	(3.27)	—
Year Ended 12/31/13	13.18	(0.10)		5.72	5.62	—	—	—	—
Year Ended 12/31/12	11.59	(0.16)		1.75	1.59	—	—	—	—
Year Ended 12/31/11	11.73	(0.21)		0.06	(0.15)	—	—	—	0.01
Class Y
Year Ended 12/31/15	18.33	0.02	(1)	0.75	0.77	—	(1.23)	(1.23)	—
Year Ended 12/31/14	19.56	(0.04)		2.08	2.04	—	(3.27)	(3.27)	—
Year Ended 12/31/13	13.60	(0.09)		6.05	5.96	—	—	—	—
Year Ended 12/31/12	11.85	(0.05)		1.80	1.75	—	—	—	—
Year Ended 12/31/11	11.91	(0.02)		(0.05)	(0.07)	—	—	—	0.01

See notes to Financial Highlights on page G-14.

	Net Asset Value, End of Period	Total Return(2)		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets(3)	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
RS Growth Fund
Class A
Year Ended 12/31/15	$17.49	3.94%		$204,027	1.10%	1.19%	(0.18)%	(0.27)%	105%
Year Ended 12/31/14	18.01	9.98		210,508	1.14	1.21	(0.39)	(0.46)	136
Year Ended 12/31/13	19.33	43.61		208,309	1.26	1.26	(0.49)	(0.49)	101
Year Ended 12/31/12	13.46	14.36		95,563	1.37	1.37	(0.01)	(0.01)	93
Year Ended 12/31/11	11.77	(0.68	)(4)	92,825	1.34	1.34	(0.38)	(0.38)	86
Class C
Year Ended 12/31/15	15.73	3.09		11,553	1.93	2.02	(1.02)	(1.11)	105
Year Ended 12/31/14	16.45	9.07		13,300	1.97	2.06	(1.21)	(1.30)	136
Year Ended 12/31/13	18.06	42.20		10,415	2.15	2.16	(1.39)	(1.40)	101
Year Ended 12/31/12	12.70	13.39		756	2.32	2.32	(0.92)	(0.92)	93
Year Ended 12/31/11	11.20	(2.10	)(4)	529	2.81	2.81	(1.81)	(1.81)	86
Class K
Year Ended 12/31/15	16.65	3.28		979	1.71	1.79	(0.80)	(0.88)	105
Year Ended 12/31/14	17.31	9.36		1,249	1.71	1.81	(0.97)	(1.07)	136
Year Ended 12/31/13	18.80	42.64		1,340	1.74	1.84	(1.11)	(1.21)	101
Year Ended 12/31/12	13.18	13.72		674	1.94	1.94	(0.63)	(0.63)	93
Year Ended 12/31/11	11.59	(1.19	)(4)	741	1.86	1.86	(0.91)	(0.91)	86
Class Y
Year Ended 12/31/15	17.87	4.20		38,301	0.83	0.95	0.10	(0.02)	105
Year Ended 12/31/14	18.33	10.33		37,757	0.86	0.91	(0.10)	(0.15)	136
Year Ended 12/31/13	19.56	43.82		25,968	0.98	0.98	(0.24)	(0.24)	101
Year Ended 12/31/12	13.60	14.77		4,800	1.13	1.13	0.49	0.49	93
Year Ended 12/31/11	11.85	(0.50	)(4)	1,508	1.11	1.11	(0.13)	(0.13)	86

See notes to Financial Highlights on page G-14.

	Net Asset Value, Beginning of Period	Net Investment Loss(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period
RS Technology Fund
Class A
Year Ended 12/31/15	$18.13	$(0.19)	$1.26	$1.07	$—	$(1.85)	$(1.85)	$17.35
Year Ended 12/31/14	20.38	(0.24)	1.30	1.06	—	(3.31)	(3.31)	18.13
Year Ended 12/31/13	16.95	(0.23)	7.76	7.53	(0.04)	(4.06)	(4.10)	20.38
Year Ended 12/31/12	16.54	(0.20)	1.56	1.36	—	(0.95)	(0.95)	16.95
Year Ended 12/31/11	19.60	(0.24)	(2.10)	(2.34)	—	(0.72)	(0.72)	16.54
Class C
Year Ended 12/31/15	16.27	(0.29)	1.12	0.83	—	(1.85)	(1.85)	15.25
Year Ended 12/31/14	18.77	(0.37)	1.18	0.81	—	(3.31)	(3.31)	16.27
Year Ended 12/31/13	15.96	(0.37)	7.24	6.87	—	(4.06)	(4.06)	18.77
Year Ended 12/31/12	15.74	(0.33)	1.50	1.17	—	(0.95)	(0.95)	15.96
Year Ended 12/31/11	18.83	(0.36)	(2.01)	(2.37)	—	(0.72)	(0.72)	15.74
Class K
Year Ended 12/31/15	16.85	(0.25)	1.16	0.91	—	(1.85)	(1.85)	15.91
Year Ended 12/31/14	19.26	(0.32)	1.22	0.90	—	(3.31)	(3.31)	16.85
Year Ended 12/31/13	16.24	(0.32)	7.40	7.08	—	(4.06)	(4.06)	19.26
Year Ended 12/31/12	15.96	(0.28)	1.51	1.23	—	(0.95)	(0.95)	16.24
Year Ended 12/31/11	19.06	(0.35)	(2.03)	(2.38)	—	(0.72)	(0.72)	15.96
Class Y
Year Ended 12/31/15	18.78	(0.14)	1.29	1.15	—	(1.85)	(1.85)	18.08
Year Ended 12/31/14	20.93	(0.19)	1.35	1.16	—	(3.31)	(3.31)	18.78
Year Ended 12/31/13	17.32	(0.18)	7.94	7.76	(0.09)	(4.06)	(4.15)	20.93
Year Ended 12/31/12	16.82	(0.15)	1.60	1.45	—	(0.95)	(0.95)	17.32
Year Ended 12/31/11	19.86	(0.18)	(2.14)	(2.32)	—	(0.72)	(0.72)	16.82
See notes to Financial Highlights on page G-14.

	Total Return(2)	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets(3)	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate
RS Technology Fund
Class A
Year Ended 12/31/15	5.89%	$109,201	1.49%	1.49%	(1.01)%	(1.01)%	119%
Year Ended 12/31/14	5.26	134,534	1.51	1.51	(1.21)	(1.21)	146
Year Ended 12/31/13	45.59	156,011	1.49	1.49	(1.15)	(1.15)	141
Year Ended 12/31/12	8.30	123,343	1.59	1.59	(1.11)	(1.11)	84
Year Ended 12/31/11	(11.91)	156,795	1.53	1.53	(1.21)	(1.21)	121
Class C
Year Ended 12/31/15	5.08	11,160	2.28	2.28	(1.79)	(1.79)	119
Year Ended 12/31/14	4.38	12,745	2.36	2.36	(2.06)	(2.06)	146
Year Ended 12/31/13	44.30	16,402	2.34	2.34	(2.00)	(2.00)	141
Year Ended 12/31/12	7.51	15,660	2.36	2.36	(1.88)	(1.88)	84
Year Ended 12/31/11	(12.56)	15,977	2.32	2.32	(1.99)	(1.99)	121
Class K
Year Ended 12/31/15	5.38	1,281	1.93	1.93	(1.45)	(1.45)	119
Year Ended 12/31/14	4.74	1,367	2.03	2.03	(1.73)	(1.73)	146
Year Ended 12/31/13	44.82	1,438	2.02	2.02	(1.68)	(1.68)	141
Year Ended 12/31/12	7.79	1,077	2.08	2.08	(1.60)	(1.60)	84
Year Ended 12/31/11	(12.46)	998	2.16	2.16	(1.84)	(1.84)	121
Class Y
Year Ended 12/31/15	6.11	27,416	1.24	1.24	(0.74)	(0.74)	119
Year Ended 12/31/14	5.61	48,368	1.22	1.22	(0.91)	(0.91)	146
Year Ended 12/31/13	46.00	40,337	1.22	1.22	(0.88)	(0.88)	141
Year Ended 12/31/12	8.70	28,154	1.27	1.27	(0.79)	(0.79)	84
Year Ended 12/31/11	(11.66)	29,709	1.24	1.24	(0.91)	(0.91)	121

See notes to Financial Highlights on page G-14.

	Net Asset Value, Beginning of Period	Net Investment Loss(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions	Increase from Regulatory Settlements
RS Small Cap Equity Fund
Class A
Year Ended 12/31/15	$19.81	$(0.20)	$0.38	$0.18	$—	$(5.75)	$(5.75)	$—
Year Ended 12/31/14	21.46	(0.21)	2.32	2.11	—	(3.76)	(3.76)	—
Year Ended 12/31/13	17.12	(0.22)	8.51	8.29	—	(3.95)	(3.95)	—
Year Ended 12/31/12	15.54	(0.16)	2.44	2.28	—	(0.70)	(0.70)	—
Year Ended 12/31/11	15.92	(0.17)	(0.23)	(0.40)	—	—	—	0.02
Class C
Year Ended 12/31/15	13.42	(0.25)	0.29	0.04	—	(5.75)	(5.75)	—
Year Ended 12/31/14	15.79	(0.29)	1.68	1.39	—	(3.76)	(3.76)	—
Year Ended 12/31/13	13.43	(0.30)	6.61	6.31	—	(3.95)	(3.95)	—
Year Ended 12/31/12	12.43	(0.25)	1.95	1.70	—	(0.70)	(0.70)	—
Year Ended 12/31/11	12.86	(0.26)	(0.19)	(0.45)	—	—	—	0.02
Class K
Year Ended 12/31/15	17.99	(0.26)	0.35	0.09	—	(5.75)	(5.75)	—
Year Ended 12/31/14	19.88	(0.27)	2.14	1.87	—	(3.76)	(3.76)	—
Year Ended 12/31/13	16.12	(0.27)	7.98	7.71	—	(3.95)	(3.95)	—
Year Ended 12/31/12	14.70	(0.20)	2.32	2.12	—	(0.70)	(0.70)	—
Year Ended 12/31/11	15.12	(0.21)	(0.23)	(0.44)	—	—	—	0.02
Class Y
Year Ended 12/31/15	20.04	(0.16)	0.26	0.10	—	(5.75)	(5.75)	—
Year Ended 12/31/14	21.60	(0.16)	2.36	2.20	—	(3.76)	(3.76)	—
Year Ended 12/31/13	17.17	(0.16)	8.54	8.38	—	(3.95)	(3.95)	—
Year Ended 12/31/12	15.54	(0.12)	2.45	2.33	—	(0.70)	(0.70)	—
Year Ended 12/31/11	15.88	(0.11)	(0.25)	(0.36)	—	—	—	0.02

Distributions reflect actual per-share amounts distributed for the period.

(1)  Calculated based on the average shares outstanding during the period.

(2)  Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

(3)  Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

	Net Asset Value, End of Period	Total Return(2)		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets(3)	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate
RS Small Cap Equity Fund
Class A
Year Ended 12/31/15	$14.24	0.61%		$64,707	1.30%	1.30%	(0.97)%	(0.97)%	98%
Year Ended 12/31/14	19.81	10.00		68,785	1.27	1.27	(0.99)	(0.99)	93
Year Ended 12/31/13	21.46	49.48		72,843	1.29	1.29	(1.03)	(1.03)	107
Year Ended 12/31/12	17.12	14.78		54,669	1.35	1.35	(0.93)	(0.93)	98
Year Ended 12/31/11	15.54	(2.39	)(4)	55,180	1.26	1.26	(1.05)	(1.05)	100
Class C
Year Ended 12/31/15	7.71	(0.17)		622	2.10	2.39	(1.77)	(2.06)	98
Year Ended 12/31/14	13.42	9.02		593	2.15	2.37	(1.90)	(2.12)	93
Year Ended 12/31/13	15.79	48.32		1,091	2.08	2.08	(1.85)	(1.85)	107
Year Ended 12/31/12	13.43	13.81		1,904	2.22	2.24	(1.78)	(1.80)	98
Year Ended 12/31/11	12.43	(3.34	)(4)	1,523	2.19	2.19	(1.97)	(1.97)	100
Class K
Year Ended 12/31/15	12.33	0.16		3,662	1.71	1.71	(1.39)	(1.39)	98
Year Ended 12/31/14	17.99	9.58		4,455	1.67	1.71	(1.39)	(1.43)	93
Year Ended 12/31/13	19.88	48.95		4,898	1.60	1.69	(1.35)	(1.44)	107
Year Ended 12/31/12	16.12	14.53		4,714	1.60	1.77	(1.23)	(1.40)	98
Year Ended 12/31/11	14.70	(2.78	)(4)	9,717	1.60	1.78	(1.38)	(1.56)	100
Class Y
Year Ended 12/31/15	14.39	0.18		3,804	1.07	1.07	(0.76)	(0.76)	98
Year Ended 12/31/14	20.04	10.35		48,597	1.01	1.01	(0.74)	(0.74)	93
Year Ended 12/31/13	21.60	49.84		51,794	1.00	1.00	(0.74)	(0.74)	107
Year Ended 12/31/12	17.17	15.10		33,591	1.08	1.08	(0.67)	(0.67)	98
Year Ended 12/31/11	15.54	(2.14	)(4)	32,690	0.96	0.96	(0.68)	(0.68)	100

(4)  Without the effect of the income from the regulatory settlements, the total returns would have been for RS Small Cap Growth Fund (2.44)%, (4.07)%, (3.02)%, and (2.18)% for Class A, Class C, Class K and Class Y, respectively; for RS Select Growth Fund 5.21%, 4.14%, 4.49% and 5.55% for Class A, Class C, Class K and Class Y, respectively; for RS Growth Fund (0.78)%, (2.18)%, (1.27)% and (0.57)% for Class A, Class C, Class K and Class Y, respectively; for RS Small Cap Equity Fund (2.51)%, (3.46)%, (2.87)% and (2.26)% for Class A, Class C, Class K and Class Y, respectively.

(5)  Excludes portfolio securities delivered as a result of processing in-kind redemptions.

(6)  Rounds to $0.00 per share.

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)		Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period
RS Partners Fund
Class A
Year Ended 12/31/15	$31.08	$(0.11	)(1)	$(3.22)	$(3.33)	$—	$(0.86)	$(0.86)	$26.89
Year Ended 12/31/14	40.09	(0.14	)(1)	(1.52)	(1.66)	—	(7.35)	(7.35)	31.08
Year Ended 12/31/13	31.93	(0.15)		13.48	13.33	—	(5.17)	(5.17)	40.09
Year Ended 12/31/12	29.28	(0.09)		5.74	5.65	—	(3.00)	(3.00)	31.93
Year Ended 12/31/11	33.09	(0.27)		(2.28)	(2.55)	—	(1.26)	(1.26)	29.28
Class K
Year Ended 12/31/15	29.72	(0.21	)(1)	(3.08)	(3.29)	—	(0.86)	(0.86)	25.57
Year Ended 12/31/14	38.82	(0.25	)(1)	(1.50)	(1.75)	—	(7.35)	(7.35)	29.72
Year Ended 12/31/13	31.14	(0.18)		13.03	12.85	—	(5.17)	(5.17)	38.82
Year Ended 12/31/12	28.75	(0.39)		5.78	5.39	—	(3.00)	(3.00)	31.14
Year Ended 12/31/11	32.67	(0.51)		(2.15)	(2.66)	—	(1.26)	(1.26)	28.75
Class Y
Year Ended 12/31/15	31.95	(0.02	)(1)	(3.32)	(3.34)	—	(0.86)	(0.86)	27.75
Year Ended 12/31/14	40.86	0.01	(1)	(1.57)	(1.56)	—	(7.35)	(7.35)	31.95
Year Ended 12/31/13	32.38	(0.06)		13.75	13.69	(0.04)	(5.17)	(5.21)	40.86
Year Ended 12/31/12	29.58	0.02		5.78	5.80	—	(3.00)	(3.00)	32.38
Year Ended 12/31/11	33.31	(0.16)		(2.31)	(2.47)	—	(1.26)	(1.26)	29.58

See notes to Financial Highlights on page G-24.

	Total Return(2)	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets(3)	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
RS Partners Fund
Class A
Year Ended 12/31/15	(10.74)%	$475,722	1.42%	1.42%	(0.35)%	(0.35)%	42%
Year Ended 12/31/14	(3.85)	827,108	1.45	1.55	(0.35)	(0.45)	47
Year Ended 12/31/13	42.15	1,335,819	1.45	1.51	(0.39)	(0.45)	49
Year Ended 12/31/12	19.39	1,137,349	1.45	1.48	(0.21)	(0.24)	39
Year Ended 12/31/11	(7.59)	1,290,313	1.47	1.47	(0.77)	(0.77)	40
Class K
Year Ended 12/31/15	(11.09)	2,365	1.81	1.81	(0.74)	(0.74)	42
Year Ended 12/31/14	(4.21)	4,321	1.80	1.88	(0.66)	(0.74)	47
Year Ended 12/31/13	41.68	4,920	1.79	1.85	(0.73)	(0.79)	49
Year Ended 12/31/12	18.84	3,770	1.90	1.93	(0.65)	(0.68)	39
Year Ended 12/31/11	(8.03)	3,976	1.96	1.96	(1.25)	(1.25)	40
Class Y
Year Ended 12/31/15	(10.47)	542,595	1.12	1.18	(0.05)	(0.11)	42
Year Ended 12/31/14	(3.53)	903,833	1.11	1.18	0.04	(0.03)	47
Year Ended 12/31/13	42.68	969,934	1.11	1.17	(0.04)	(0.10)	49
Year Ended 12/31/12	19.70	619,450	1.16	1.19	0.13	0.10	39
Year Ended 12/31/11	(7.30)	507,063	1.18	1.18	(0.47)	(0.47)	40

See notes to Financial Highlights on page G-24.

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)		Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period
RS Value Fund
Class A
Year Ended 12/31/15	$33.04	$(0.08	)(1)	$(1.98)	$(2.06)	$—	$(2.65)	$(2.65)	$28.33
Year Ended 12/31/14	34.76	0.25	(1)	3.71	3.96	(0.36)	(5.32)	(5.68)	33.04
Year Ended 12/31/13	25.93	(0.07)		9.82	9.75	(0.06)	(0.86)	(0.92)	34.76
Year Ended 12/31/12	23.04	0.26		2.92	3.18	(0.29)	—	(0.29)	25.93
Year Ended 12/31/11	25.91	(0.14)		(2.73)	(2.87)	—	—	—	23.04
Class C
Year Ended 12/31/15	31.54	(0.32	)(1)	(1.88)	(2.20)	—	(2.65)	(2.65)	26.69
Year Ended 12/31/14	33.47	—	(1),(4)	3.52	3.52	(0.13)	(5.32)	(5.45)	31.54
Year Ended 12/31/13	25.13	(0.35)		9.55	9.20	—	(0.86)	(0.86)	33.47
Year Ended 12/31/12	22.35	(0.04)		2.94	2.90	(0.12)	—	(0.12)	25.13
Year Ended 12/31/11	25.33	(0.27)		(2.71)	(2.98)	—	—	—	22.35
Class K
Year Ended 12/31/15	32.29	(0.21	)(1)	(1.92)	(2.13)	—	(2.65)	(2.65)	27.51
Year Ended 12/31/14	34.15	0.13	(1)	3.60	3.73	(0.27)	(5.32)	(5.59)	32.29
Year Ended 12/31/13	25.54	(0.31)		9.78	9.47	—	(0.86)	(0.86)	34.15
Year Ended 12/31/12	22.73	0.21		2.83	3.04	(0.23)	—	(0.23)	25.54
Year Ended 12/31/11	25.66	(0.16)		(2.77)	(2.93)	—	—	—	22.73
Class Y
Year Ended 12/31/15	33.23	(0.02	)(1)	(1.99)	(2.01)	—	(2.65)	(2.65)	28.57
Year Ended 12/31/14	34.99	0.38	(1)	3.69	4.07	(0.51)	(5.32)	(5.83)	33.23
Year Ended 12/31/13	26.09	0.02		9.88	9.90	(0.14)	(0.86)	(1.00)	34.99
Year Ended 12/31/12	23.19	0.43		2.84	3.27	(0.37)	—	(0.37)	26.09
Year Ended 12/31/11	26.01	(0.02)		(2.80)	(2.82)	—	—	—	23.19

See notes to Financial Highlights on page G-24.

	Total Return(2)	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets(3)	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
RS Value Fund
Class A
Year Ended 12/31/15	(6.18)%	$352,205	1.26%	1.26%	(0.24)%	(0.24)%	55%
Year Ended 12/31/14	11.60	432,082	1.29	1.35	0.71	0.65	56
Year Ended 12/31/13	37.68	642,364	1.28	1.35	(0.17)	(0.24)	48
Year Ended 12/31/12	13.83	584,056	1.28	1.37	0.94	0.85	58
Year Ended 12/31/11	(11.08)	805,042	1.28	1.31	(0.35)	(0.38)	40
Class C
Year Ended 12/31/15	(6.92)	24,714	2.04	2.04	(1.03)	(1.03)	55
Year Ended 12/31/14	10.75	30,568	2.06	2.11	0.00 (5)	(0.05)	56
Year Ended 12/31/13	36.69	30,534	2.03	2.11	(0.92)	(1.00)	48
Year Ended 12/31/12	12.98	25,402	2.03	2.11	0.28	0.20	58
Year Ended 12/31/11	(11.76)	27,851	2.03	2.10	(1.07)	(1.14)	40
Class K
Year Ended 12/31/15	(6.54)	3,456	1.65	1.65	(0.64)	(0.64)	55
Year Ended 12/31/14	11.15	4,412	1.69	1.73	0.37	0.33	56
Year Ended 12/31/13	37.16	3,948	1.68	1.70	(0.55)	(0.57)	48
Year Ended 12/31/12	13.38	4,116	1.68	1.74	0.71	0.65	58
Year Ended 12/31/11	(11.42)	3,184	1.68	1.81	(0.71)	(0.84)	40
Class Y
Year Ended 12/31/15	(5.99)	724,715	1.06	1.11	(0.05)	(0.10)	55
Year Ended 12/31/14	11.85	821,479	1.05	1.11	1.05	0.99	56
Year Ended 12/31/13	38.05	643,582	1.03	1.14	0.08	(0.03)	48
Year Ended 12/31/12	14.12	469,314	1.03	1.12	1.23	1.14	58
Year Ended 12/31/11	(10.84)	613,636	1.03	1.14	(0.06)	(0.17)	40

See notes to Financial Highlights on page G-24.

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)		Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions	Increase from Regulatory Settlements
RS Large Cap Alpha Fund
Class A
Year Ended 12/31/15	$59.25	$0.50	(1)	$(1.74)	$(1.24)	$(0.57)	$(6.46)	$(7.03)	$—
Year Ended 12/31/14	59.06	0.55	(1)	7.13	7.68	(0.55)	(6.94)	(7.49)	—
Year Ended 12/31/13	43.95	0.45	(1)	16.28	16.73	(0.47)	(1.15)	(1.62)	—
Year Ended 12/31/12	38.48	0.67	(1)	5.58	6.25	(0.78)	—	(0.78)	—
Year Ended 12/31/11	42.51	0.24	(1)	(4.09)	(3.85)	(0.23)	—	(0.23)	0.05
Class C
Year Ended 12/31/15	53.96	0.03	(1)	(1.58)	(1.55)	(0.15)	(6.46)	(6.61)	—
Year Ended 12/31/14	54.43	0.04	(1)	6.53	6.57	(0.10)	(6.94)	(7.04)	—
Year Ended 12/31/13	40.66	0.02	(1)	15.01	15.03	(0.11)	(1.15)	(1.26)	—
Year Ended 12/31/12	35.63	0.30	(1)	5.17	5.47	(0.44)	—	(0.44)	—
Year Ended 12/31/11	39.44	(0.08	)(1)	(3.78)	(3.86)	—	—	—	0.05
Class K
Year Ended 12/31/15	59.15	0.29	(1)	(1.74)	(1.45)	(0.31)	(6.46)	(6.77)	—
Year Ended 12/31/14	58.97	0.31	(1)	7.09	7.40	(0.28)	(6.94)	(7.22)	—
Year Ended 12/31/13	43.88	0.25	(1)	16.23	16.48	(0.24)	(1.15)	(1.39)	—
Year Ended 12/31/12	38.42	0.53	(1)	5.55	6.08	(0.62)	—	(0.62)	—
Year Ended 12/31/11	42.35	0.06	(1)	(4.04)	(3.98)	—	—	—	0.05
Class Y
Year Ended 12/31/15	59.08	0.62	(1)	(1.74)	(1.12)	(0.68)	(6.46)	(7.14)	—
Year Ended 12/31/14	58.92	0.71	(1)	7.10	7.81	(0.71)	(6.94)	(7.65)	—
Year Ended 12/31/13	43.83	0.59	(1)	16.27	16.86	(0.62)	(1.15)	(1.77)	—
Year Ended 12/31/12	38.38	0.77	(1)	5.59	6.36	(0.91)	—	(0.91)	—
Year Ended 12/31/11	42.46	0.38	(1)	(4.12)	(3.74)	(0.39)	—	(0.39)	0.05

See notes to Financial Highlights on page G-24.

	Net Asset Value, End of Period	Total Return(2)		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets(3)	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
RS Large Cap Alpha Fund
Class A
Year Ended 12/31/15	$50.98	(2.03)%		$556,204	0.89%	0.89%	0.86%	0.86%	39%
Year Ended 12/31/14	59.25	13.08		630,654	0.92	0.92	0.89	0.89	60
Year Ended 12/31/13	59.06	38.17		618,893	0.92	0.92	0.86	0.86	48
Year Ended 12/31/12	43.95	16.26		491,082	0.98	0.98	1.59	1.59	51
Year Ended 12/31/11	38.48	(8.92	)(6)	485,820	0.92	0.92	0.58	0.58	41
Class C
Year Ended 12/31/15	45.80	(2.80)		33,608	1.69	1.69	0.06	0.06	39
Year Ended 12/31/14	53.96	12.15		36,868	1.73	1.73	0.08	0.08	60
Year Ended 12/31/13	54.43	37.06		34,506	1.74	1.74	0.04	0.04	48
Year Ended 12/31/12	40.66	15.37		23,824	1.75	1.75	0.78	0.78	51
Year Ended 12/31/11	35.63	(9.66	)(6)	27,323	1.69	1.69	(0.22)	(0.22)	41
Class K
Year Ended 12/31/15	50.93	(2.38)		12,402	1.26	1.26	0.49	0.49	39
Year Ended 12/31/14	59.15	12.62		16,458	1.31	1.31	0.50	0.50	60
Year Ended 12/31/13	58.97	37.66		16,785	1.31	1.31	0.48	0.48	48
Year Ended 12/31/12	43.88	15.84		13,911	1.33	1.33	1.26	1.26	51
Year Ended 12/31/11	38.42	(9.28	)(6)	13,667	1.33	1.33	0.13	0.13	41
Class Y
Year Ended 12/31/15	50.82	(1.82)		31,662	0.68	0.68	1.05	1.05	39
Year Ended 12/31/14	59.08	13.34		189,850	0.66	0.66	1.16	1.16	60
Year Ended 12/31/13	58.92	38.58		175,475	0.65	0.65	1.13	1.13	48
Year Ended 12/31/12	43.83	16.58		134,114	0.69	0.69	1.84	1.84	51
Year Ended 12/31/11	38.38	(8.65	)(6)	144,642	0.63	0.63	0.98	0.98	41

See notes to Financial Highlights on page G-24.

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)		Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period
RS Investors Fund
Class A
Year Ended 12/31/15	$12.95	$(0.04	)(1)	$(0.49)	$(0.53)	$—	$—	$—	$12.42
Year Ended 12/31/14	13.02	0.14	(1)	0.42	0.56	(0.12)	(0.51)	(0.63)	12.95
Year Ended 12/31/13	8.96	(0.02	)(1)	4.14	4.12	— (4)	(0.06)	(0.06)	13.02
Year Ended 12/31/12	7.48	0.12	(1)	1.48	1.60	(0.12)	—	(0.12)	8.96
Year Ended 12/31/11	7.88	(0.01	)(1)	(0.39)	(0.40)	—	—	—	7.48
Class C
Year Ended 12/31/15	12.26	(0.12	)(1)	(0.47)	(0.59)	—	—	—	11.67
Year Ended 12/31/14	12.40	0.02	(1)	0.42	0.44	(0.07)	(0.51)	(0.58)	12.26
Year Ended 12/31/13	8.60	(0.11	)(1)	3.97	3.86	— (4)	(0.06)	(0.06)	12.40
Year Ended 12/31/12	7.16	0.05	(1)	1.42	1.47	(0.03)	—	(0.03)	8.60
Year Ended 12/31/11	7.60	(0.06	)(1)	(0.38)	(0.44)	—	—	—	7.16
Class K
Year Ended 12/31/15	12.30	(0.09	)(1)	(0.48)	(0.57)	—	—	—	11.73
Year Ended 12/31/14	12.43	0.06	(1)	0.42	0.48	(0.10)	(0.51)	(0.61)	12.30
Year Ended 12/31/13	8.59	(0.07	)(1)	3.97	3.90	— (4)	(0.06)	(0.06)	12.43
Year Ended 12/31/12	7.16	0.09	(1)	1.42	1.51	(0.08)	—	(0.08)	8.59
Year Ended 12/31/11	7.57	(0.03	)(1)	(0.38)	(0.41)	—	—	—	7.16
Class Y
Year Ended 12/31/15	13.05	—	(1),(4)	(0.50)	(0.50)	—	—	—	12.55
Year Ended 12/31/14	13.12	0.20	(1)	0.41	0.61	(0.17)	(0.51)	(0.68)	13.05
Year Ended 12/31/13	9.01	0.01	(1)	4.17	4.18	(0.01)	(0.06)	(0.07)	13.12
Year Ended 12/31/12	7.52	0.11	(1)	1.53	1.64	(0.15)	—	(0.15)	9.01
Year Ended 12/31/11	7.92	—	(1),(4)	(0.40)	(0.40)	—	—	—	7.52

See notes to Financial Highlights on page G-24.

	Total Return(2)	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets(3)	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
RS Investors Fund
Class A
Year Ended 12/31/15	(4.09)%	$41,556	1.33%	1.51%	(0.28)%	(0.46)%	50%
Year Ended 12/31/14	4.39	67,364	1.32	1.52	1.04	0.84	83
Year Ended 12/31/13	46.04	35,159	1.30	1.89	(0.23)	(0.82)	128
Year Ended 12/31/12	21.46	12,183	1.30	2.28	1.42	0.44	97
Year Ended 12/31/11	(5.08)	11,715	1.22	2.07	(0.11)	(0.96)	55
Class C
Year Ended 12/31/15	(4.81)	21,654	2.07	2.29	(1.01)	(1.23)	50
Year Ended 12/31/14	3.63	31,819	2.07	2.29	0.18	(0.04)	83
Year Ended 12/31/13	44.94	6,473	2.05	2.66	(0.99)	(1.59)	128
Year Ended 12/31/12	20.59	588	2.05	3.31	0.62	(0.64)	97
Year Ended 12/31/11	(5.79)	642	1.87	2.99	(0.75)	(1.87)	55
Class K
Year Ended 12/31/15	(4.63)	1,771	1.84	1.90	(0.78)	(0.84)	50
Year Ended 12/31/14	3.90	2,077	1.91	1.97	0.47	0.41	83
Year Ended 12/31/13	45.46	628	1.70	2.56	(0.66)	(1.51)	128
Year Ended 12/31/12	21.04	211	1.70	3.22	1.17	(0.35)	97
Year Ended 12/31/11	(5.42)	151	1.52	2.65	(0.40)	(1.53)	55
Class Y
Year Ended 12/31/15	(3.83)	80,290	1.05	1.21	(0.01)	(0.17)	50
Year Ended 12/31/14	4.72	142,623	1.05	1.17	1.49	1.37	83
Year Ended 12/31/13	46.45	71,743	1.05	1.44	0.04	(0.34)	128
Year Ended 12/31/12	21.86	2,382	1.05	1.91	1.38	0.52	97
Year Ended 12/31/11	(5.05)	2,954	1.05	1.72	0.05	(0.62)	55

See notes to Financial Highlights on page G-24.

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)		Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period
RS Global Natural Resources Fund
Class A
Year Ended 12/31/15	$24.81	$(0.11	)(1)	$(9.36)	$(9.47)	$—	$—	$—	$15.34
Year Ended 12/31/14	35.02	(0.04	)(1)	(7.97)	(8.01)	(0.01)	(2.19)	(2.20)	24.81
Year Ended 12/31/13	36.60	(0.07	)(1)	(0.20)	(0.27)	—	(1.31)	(1.31)	35.02
Year Ended 12/31/12	34.60	(0.10	)(1)	2.21	2.11	—	(0.11)	(0.11)	36.60
Year Ended 12/31/11	37.58	(0.15	)(1)	(2.60)	(2.75)	—	(0.23)	(0.23)	34.60
Class C
Year Ended 12/31/15	23.17	(0.27	)(1)	(8.69)	(8.96)	—	—	—	14.21
Year Ended 12/31/14	33.14	(0.29	)(1)	(7.48)	(7.77)	(0.01)	(2.19)	(2.20)	23.17
Year Ended 12/31/13	34.98	(0.34	)(1)	(0.19)	(0.53)	—	(1.31)	(1.31)	33.14
Year Ended 12/31/12	33.30	(0.33	)(1)	2.12	1.79	—	(0.11)	(0.11)	34.98
Year Ended 12/31/11	36.45	(0.40	)(1)	(2.52)	(2.92)	—	(0.23)	(0.23)	33.30
Class K
Year Ended 12/31/15	23.82	(0.18	)(1)	(8.96)	(9.14)	—	—	—	14.68
Year Ended 12/31/14	33.86	(0.16	)(1)	(7.68)	(7.84)	(0.01)	(2.19)	(2.20)	23.82
Year Ended 12/31/13	35.57	(0.18	)(1)	(0.22)	(0.40)	—	(1.31)	(1.31)	33.86
Year Ended 12/31/12	33.74	(0.22	)(1)	2.16	1.94	—	(0.11)	(0.11)	35.57
Year Ended 12/31/11	36.81	(0.30	)(1)	(2.54)	(2.84)	—	(0.23)	(0.23)	33.74
Class Y
Year Ended 12/31/15	25.48	(0.05	)(1)	(9.63)	(9.68)	—	—	—	15.80
Year Ended 12/31/14	35.76	0.09	(1)	(8.17)	(8.08)	(0.01)	(2.19)	(2.20)	25.48
Year Ended 12/31/13	37.23	0.06	(1)	(0.22)	(0.16)	—	(1.31)	(1.31)	35.76
Year Ended 12/31/12	35.10	0.04	(1)	2.25	2.29	(0.05)	(0.11)	(0.16)	37.23
Year Ended 12/31/11	38.00	(0.01	)(1)	(2.66)	(2.67)	—	(0.23)	(0.23)	35.10

Distributions reflect actual per-share amounts distributed for the period.

(1)  Calculated based on the average shares outstanding during the period.

(2)  Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

(3)  Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

	Total Return(2)	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets(3)	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
RS Global Natural Resources Fund
Class A
Year Ended 12/31/15	(38.17)%	$332,598	1.45%	1.45%	(0.52)%	(0.52)%	33%
Year Ended 12/31/14	(22.84)	620,030	1.47	1.48	(0.10)	(0.11)	34
Year Ended 12/31/13	(0.60)	1,254,213	1.43	1.46	(0.18)	(0.21)	39
Year Ended 12/31/12	6.10	1,561,862	1.45	1.52	(0.27)	(0.34)	36
Year Ended 12/31/11	(7.31)	1,397,688	1.45	1.48	(0.41)	(0.44)	25
Class C
Year Ended 12/31/15	(38.67)	26,501	2.25	2.25	(1.33)	(1.33)	33
Year Ended 12/31/14	(23.41)	63,193	2.23	2.24	(0.86)	(0.87)	34
Year Ended 12/31/13	(1.37)	128,948	2.21	2.24	(0.95)	(0.98)	39
Year Ended 12/31/12	5.38	147,154	2.14	2.21	(0.96)	(1.03)	36
Year Ended 12/31/11	(8.01)	105,206	2.18	2.21	(1.11)	(1.14)	25
Class K
Year Ended 12/31/15	(38.37)	3,427	1.78	1.78	(0.85)	(0.85)	33
Year Ended 12/31/14	(23.12)	4,929	1.84	1.85	(0.47)	(0.48)	34
Year Ended 12/31/13	(0.98)	7,596	1.79	1.82	(0.51)	(0.54)	39
Year Ended 12/31/12	5.75	8,892	1.80	1.87	(0.64)	(0.71)	36
Year Ended 12/31/11	(7.71)	5,439	1.87	1.90	(0.83)	(0.86)	25
Class Y
Year Ended 12/31/15	(37.99)	1,174,590	1.14	1.14	(0.21)	(0.21)	33
Year Ended 12/31/14	(22.56)	2,230,527	1.13	1.14	0.24	0.23	34
Year Ended 12/31/13	(0.29)	3,396,743	1.12	1.15	0.14	0.11	39
Year Ended 12/31/12	6.52	2,422,758	1.06	1.13	0.12	0.05	36
Year Ended 12/31/11	(7.02)	1,581,690	1.12	1.15	(0.03)	(0.06)	25

(4)  Rounds to $0.00 per share.

(5)  Rounds to 0.00%.

(6)  Without the effect of the increase from the regulatory settlements, the total returns would have been (9.05)%, (9.78)%, (9.42)% and (8.79)% for Class A, Class C, Class K and Class Y, respectively.

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions	Increase From Regulatory Settlements
RS International Fund
Class A
Year Ended 12/31/15	$9.87	$0.15	$(0.09)	$0.06	$(0.15)	$— (4)	$(0.15)	$—
Year Ended 12/31/14	13.24	0.23	(0.98)	(0.75)	(0.21)	(2.41)	(2.62)	—
Year Ended 12/31/13	18.08	0.23	1.91	2.14	(0.87)	(6.11)	(6.98)	—
Year Ended 12/31/12	15.44	0.12	2.60	2.72	(0.08)	—	(0.08)	—
Year Ended 12/31/11	17.79	0.14	(2.61)	(2.47)	— (4)	—	— (4)	0.12
Class C
Year Ended 12/31/15	7.36	0.05	(0.07)	(0.02)	(0.08)	— (4)	(0.08)	—
Year Ended 12/31/14	10.62	0.06	(0.78)	(0.72)	(0.13)	(2.41)	(2.54)	—
Year Ended 12/31/13	15.85	0.04	1.59	1.63	(0.75)	(6.11)	(6.86)	—
Year Ended 12/31/12	13.61	(0.02)	2.29	2.27	(0.03)	—	(0.03)	—
Year Ended 12/31/11	15.79	0.04	(2.34)	(2.30)	— (4)	—	— (4)	0.12
Class K
Year Ended 12/31/15	9.27	0.11	(0.09)	0.02	(0.11)	— (4)	(0.11)	—
Year Ended 12/31/14	12.63	0.15	(0.94)	(0.79)	(0.16)	(2.41)	(2.57)	—
Year Ended 12/31/13	17.58	0.14	1.83	1.97	(0.81)	(6.11)	(6.92)	—
Year Ended 12/31/12	15.03	0.06	2.52	2.58	(0.03)	—	(0.03)	—
Year Ended 12/31/11	17.39	0.10	(2.58)	(2.48)	— (4)	—	— (4)	0.12
Class Y
Year Ended 12/31/15	9.70	0.18	(0.09)	0.09	(0.17)	— (4)	(0.17)	—
Year Ended 12/31/14	13.08	0.25	(0.96)	(0.71)	(0.26)	(2.41)	(2.67)	—
Year Ended 12/31/13	18.04	0.37	1.86	2.23	(1.08)	(6.11)	(7.19)	—
Year Ended 12/31/12	15.42	0.16	2.61	2.77	(0.15)	—	(0.15)	—
Year Ended 12/31/11	17.76	0.06	(2.47)	(2.41)	(0.05)	—	(0.05)	0.12

See notes to Financial Highlights on page G-36.

	Net Asset Value, End of Period	Total Return(2)		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets(3)	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
RS International Fund
Class A
Year Ended 12/31/15	$9.78	0.64%		$19,416	1.40%	1.89%	1.49%	1.00%	117%
Year Ended 12/31/14	9.87	(5.80)		22,388	1.40	1.81	1.74	1.33	186
Year Ended 12/31/13	13.24	15.55		31,483	1.40	1.61	1.46	1.25	41	(6)
Year Ended 12/31/12	18.08	17.65		34,005	1.34	1.34	0.73	0.73	21
Year Ended 12/31/11	15.44	(13.19	)(5)	29,807	1.40	1.42	0.82	0.80	15
Class C
Year Ended 12/31/15	7.26	(0.27)		1,969	2.27	2.82	0.65	0.10	117
Year Ended 12/31/14	7.36	(6.90)		2,418	2.55	2.75	0.54	0.34	186
Year Ended 12/31/13	10.62	14.24		2,390	2.55	2.55	0.29	0.29	41	(6)
Year Ended 12/31/12	15.85	16.69		2,370	2.20	2.20	(0.12)	(0.12)	21
Year Ended 12/31/11	13.61	(13.78	)(5)	1,600	2.14	2.14	0.26	0.26	15
Class K
Year Ended 12/31/15	9.18	0.22		2,707	1.86	2.28	1.11	0.69	117
Year Ended 12/31/14	9.27	(6.37)		3,403	1.96	2.19	1.20	0.97	186
Year Ended 12/31/13	12.63	14.93		4,479	1.96	1.99	0.91	0.88	41	(6)
Year Ended 12/31/12	17.58	17.18		4,247	1.74	1.74	0.38	0.38	21
Year Ended 12/31/11	15.03	(13.55	)(5)	4,132	1.78	1.78	0.59	0.59	15
Class Y
Year Ended 12/31/15	9.62	0.92		3,904	1.15	1.75	1.76	1.16	117
Year Ended 12/31/14	9.70	(5.60)		4,221	1.15	1.51	1.95	1.59	186
Year Ended 12/31/13	13.08	16.29		7,232	1.01	1.01	1.96	1.96	41	(6)
Year Ended 12/31/12	18.04	18.00		867,731	1.02	1.02	0.94	0.94	21
Year Ended 12/31/11	15.42	(12.90	)(5)	454,722	1.04	1.04	0.38	0.38	15

See notes to Financial Highlights on page G-36.

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period
RS Global Fund
Class A
Year Ended 12/31/15	$11.56	$0.11	$0.32	$0.43	$(0.11)	$(0.32)	$(0.43)	$11.56
Year Ended 12/31/14	11.65	0.10	0.45	0.55	(0.08)	(0.56)	(0.64)	11.56
Year Ended 12/31/13	10.26	0.06	2.87	2.93	(0.13)	(1.41)	(1.54)	11.65
Year Ended 12/31/12	8.79	0.12	1.44	1.56	(0.09)	—	(0.09)	10.26
Period From 5/16/11(7) to 12/31/11(8)	10.00	0.02	(1.23)	(1.21)	—	—	—	8.79
Class C
Year Ended 12/31/15	11.43	0.01	0.32	0.33	(0.02)	(0.32)	(0.34)	11.42
Year Ended 12/31/14	11.54	0.01	0.44	0.45	—	(0.56)	(0.56)	11.43
Year Ended 12/31/13	10.19	(0.03)	2.84	2.81	(0.05)	(1.41)	(1.46)	11.54
Year Ended 12/31/12	8.74	0.06	1.44	1.50	(0.05)	—	(0.05)	10.19
Period From 5/16/11(7) to 12/31/11(8)	10.00	(0.03)	(1.23)	(1.26)	—	—	—	8.74
Class K
Year Ended 12/31/15	11.50	0.06	0.32	0.38	(0.06)	(0.32)	(0.38)	11.50
Year Ended 12/31/14	11.59	0.06	0.44	0.50	(0.03)	(0.56)	(0.59)	11.50
Year Ended 12/31/13	10.22	0.01	2.86	2.87	(0.09)	(1.41)	(1.50)	11.59
Year Ended 12/31/12	8.76	0.10	1.45	1.55	(0.09)	—	(0.09)	10.22
Period From 5/16/11(7) to 12/31/11(8)	10.00	(0.01)	(1.23)	(1.24)	—	—	—	8.76
Class Y
Year Ended 12/31/15	11.59	0.15	0.31	0.46	(0.13)	(0.32)	(0.45)	11.60
Year Ended 12/31/14	11.67	0.14	0.45	0.59	(0.11)	(0.56)	(0.67)	11.59
Year Ended 12/31/13	10.27	0.10	2.88	2.98	(0.17)	(1.41)	(1.58)	11.67
Year Ended 12/31/12	8.81	0.15	1.46	1.61	(0.15)	—	(0.15)	10.27
Period From 5/16/11(7) to 12/31/11(8)	10.00	0.03	(1.22)	(1.19)	—	—	—	8.81

See notes to Financial Highlights on page G-36.

	Total Return(2)	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets(3)	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
RS Global Fund
Class A
Year Ended 12/31/15	3.68%	$13,857	1.36%	1.57%	0.90%	0.69%	90%
Year Ended 12/31/14	4.70	13,015	1.40	1.63	0.85	0.62	130
Year Ended 12/31/13	29.02	12,539	1.40	1.67	0.50	0.23	137	(6)
Year Ended 12/31/12	17.81	9,557	1.40	1.95	1.22	0.67	28
Period From 5/16/11(7) to 12/31/11(8)	(12.10)	11,211	1.40	1.78	0.27	(0.11)	9
Class C
Year Ended 12/31/15	2.85	7,367	2.17	2.38	0.11	(0.10)	90
Year Ended 12/31/14	3.87	6,538	2.17	2.43	0.10	(0.16)	130
Year Ended 12/31/13	28.04	5,997	2.15	2.42	(0.26)	(0.53)	137	(6)
Year Ended 12/31/12	17.18	4,171	1.94	2.49	0.60	0.05	28
Period From 5/16/11(7) to 12/31/11(8)	(12.60)	3,508	2.31	2.69	(0.60)	(0.98)	9
Class K
Year Ended 12/31/15	3.23	5,265	1.78	2.00	0.50	0.28	90
Year Ended 12/31/14	4.25	5,272	1.80	2.04	0.47	0.23	130
Year Ended 12/31/13	28.47	5,311	1.79	2.06	0.10	(0.17)	137	(6)
Year Ended 12/31/12	17.70	4,126	1.52	2.07	1.02	0.47	28
Period From 5/16/11(7) to 12/31/11(8)	(12.40)	3,505	1.90	2.28	(0.19)	(0.57)	9
Class Y
Year Ended 12/31/15	3.96	15,871	1.09	1.36	1.21	0.94	90
Year Ended 12/31/14	5.04	15,334	1.09	1.33	1.17	0.93	130
Year Ended 12/31/13	29.50	13,364	1.05	1.32	0.85	0.58	137	(6)
Year Ended 12/31/12	18.30	11,711	0.89	1.44	1.59	1.04	28
Period From 5/16/11(7) to 12/31/11(8)	(11.90)	7,514	1.10	1.48	0.61	0.23	9

See notes to Financial Highlights on page G-36.

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions	Increase From Contribution by Adviser
RS Emerging Markets Fund
Class A
Year Ended 12/31/15	$17.22	$0.10	$(2.33)	$(2.23)	$—	$(0.39)	$(0.39)	$—
Year Ended 12/31/14	19.34	0.12	(0.82)	(0.70)	(0.17)	(1.25)	(1.42)	—
Year Ended 12/31/13	23.88	0.09	(1.37)	(1.28)	(0.01)	(3.39)	(3.40)	0.14
Year Ended 12/31/12	21.13	0.07	2.73	2.80	(0.05)	—	(0.05)	—
Year Ended 12/31/11	26.74	0.07	(5.68)	(5.61)	—	—	—	—
Class C
Year Ended 12/31/15	13.43	(0.02)	(1.82)	(1.84)	—	(0.39)	(0.39)	—
Year Ended 12/31/14	15.43	(0.03)	(0.64)	(0.67)	(0.08)	(1.25)	(1.33)	—
Year Ended 12/31/13	19.90	(0.03)	(1.16)	(1.19)	—	(3.39)	(3.39)	0.11
Year Ended 12/31/12	17.72	(0.08)	2.26	2.18	—	—	—	—
Year Ended 12/31/11	22.59	(0.10)	(4.77)	(4.87)	—	—	—	—
Class K
Year Ended 12/31/15	16.31	0.05	(2.21)	(2.16)	—	(0.39)	(0.39)	—
Year Ended 12/31/14	18.44	0.07	(0.79)	(0.72)	(0.16)	(1.25)	(1.41)	—
Year Ended 12/31/13	22.97	0.07	(1.34)	(1.27)	—	(3.39)	(3.39)	0.13
Year Ended 12/31/12	20.36	0.01	2.60	2.61	—	—	—	—
Year Ended 12/31/11	25.86	(0.02)	(5.48)	(5.50)	—	—	—	—
Class Y
Year Ended 12/31/15	17.22	0.15	(2.34)	(2.19)	(0.03)	(0.39)	(0.42)	—
Year Ended 12/31/14	19.38	0.20	(0.83)	(0.63)	(0.28)	(1.25)	(1.53)	—
Year Ended 12/31/13	23.92	0.10	(1.30)	(1.20)	(0.09)	(3.39)	(3.48)	0.14
Year Ended 12/31/12	21.18	0.15	2.70	2.85	(0.11)	—	(0.11)	—
Year Ended 12/31/11	26.75	0.12	(5.69)	(5.57)	—	—	—	—

See notes to Financial Highlights on page G-36.

	Net Asset Value, End of Period	Total Return(2)		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets(3)	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
RS Emerging Markets Fund
Class A
Year Ended 12/31/15	$14.60	(12.94)%		$74,837	1.57%	1.57%	0.60%	0.60%	111%
Year Ended 12/31/14	17.22	(3.54)		123,778	1.65	1.69	0.62	0.58	138
Year Ended 12/31/13	19.34	(4.74	)(9)	225,463	1.65	1.65	0.42	0.42	224	(10)
Year Ended 12/31/12	23.88	13.26		533,677	1.53	1.53	0.30	0.30	49
Year Ended 12/31/11	21.13	(20.98)		919,103	1.49	1.49	0.27	0.27	44
Class C
Year Ended 12/31/15	11.20	(13.68)		15,096	2.38	2.38	(0.19)	(0.19)	111
Year Ended 12/31/14	13.43	(4.25)		21,416	2.45	2.45	(0.18)	(0.18)	138
Year Ended 12/31/13	15.43	(5.46	)(9)	31,349	2.43	2.43	(0.21)	(0.21)	224	(10)
Year Ended 12/31/12	19.90	12.30		52,280	2.32	2.32	(0.42)	(0.42)	49
Year Ended 12/31/11	17.72	(21.56)		62,237	2.26	2.26	(0.50)	(0.50)	44
Class K
Year Ended 12/31/15	13.76	(13.23)		18,648	1.87	1.87	0.33	0.33	111
Year Ended 12/31/14	16.31	(3.81)		24,143	1.94	1.94	0.36	0.36	138
Year Ended 12/31/13	18.44	(4.95	)(9)	28,038	1.90	1.90	0.37	0.37	224	(10)
Year Ended 12/31/12	22.97	12.82		36,130	1.88	1.88	0.03	0.03	49
Year Ended 12/31/11	20.36	(21.27)		36,423	1.87	1.87	(0.09)	(0.09)	44
Class Y
Year Ended 12/31/15	14.61	(12.73)		98,634	1.30	1.30	0.89	0.89	111
Year Ended 12/31/14	17.22	(3.18)		124,357	1.31	1.31	1.03	1.03	138
Year Ended 12/31/13	19.38	(4.32	)(9)	192,620	1.31	1.31	0.46	0.46	224	(10)
Year Ended 12/31/12	23.92	13.47		776,722	1.31	1.31	0.64	0.64	49
Year Ended 12/31/11	21.18	(20.82)		554,099	1.32	1.32	0.49	0.49	44

See notes to Financial Highlights on page G-36.

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income		Distributions From Net Realized Capital Gains	Return of Capital		Total Distributions
RS Emerging Markets Small Cap Fund
Class A
Year Ended 12/31/15	$10.31	$0.01	$(0.63)	$(0.62)	$—		$—	$—		$—
Period From 1/31/14(7) to 12/31/14(8)	10.00	0.03	0.28	0.31	—	(4)	—	—	(4)	—	(4)
Class C
Year Ended 12/31/15	10.23	(0.05)	(0.62)	(0.67)	—		—	—		—
Period From 1/31/14(7) to 12/31/14(8)	10.00	(0.04)	0.27	0.23	—		—	—		—
Class Y
Year Ended 12/31/15	10.32	0.06	(0.64)	(0.58)	—		—	—		—
Period From 1/31/14(7) to 12/31/14(8)	10.00	0.08	0.26	0.34	(0.02)		—	—	(4)	(0.02)

See notes to Financial Highlights on page G-36.

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets(3)	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
RS Emerging Markets Small Cap Fund
Class A
Year Ended 12/31/15	$9.69	(6.01)%	$5,083	1.92%	2.44%	0.08%	(0.44)%	107%
Period From 1/31/14(7) to 12/31/14(8)	10.31	3.10	6,808	1.88	2.29	0.30	(0.11)	110
Class C
Year Ended 12/31/15	9.56	(6.55)	2,617	2.54	3.05	(0.50)	(1.01)	107
Period From 1/31/14(7) to 12/31/14(8)	10.23	2.30	2,586	2.69	3.10	(0.43)	(0.84)	110
Class Y
Year Ended 12/31/15	9.74	(5.62)	17,581	1.50	2.01	0.53	0.02	107
Period From 1/31/14(7) to 12/31/14(8)	10.32	3.45	18,440	1.50	1.91	0.76	0.35	110

See notes to Financial Highlights on page G-36.

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)(1)		Net Realized and Unrealized Gain/ (Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Return of Capital	Total Distributions	Increase From Regulatory Settlements
RS China Fund
Class A
Year Ended 12/31/15	$10.90	$0.07		$(0.53)	$(0.46)	$(0.15)	$—	$—	$(0.15)	$—
Year Ended 12/31/14	10.31	0.12		0.59	0.71	(0.12)	—	—	(0.12)	—
Year Ended 12/31/13	9.06	0.11		1.28	1.39	(0.14)	—	—	(0.14)	—
Year Ended 12/31/12	7.51	0.07		1.55	1.62	(0.07)	—	—	(0.07)	—
Period From 5/16/11(7) to 12/31/11(8)	10.00	0.06		(2.49)	(2.43)	(0.06)	—	—	(0.06)	—
Class C
Year Ended 12/31/15	10.86	(0.01)		(0.53)	(0.54)	(0.06)	—	—	(0.06)	—
Year Ended 12/31/14	10.30	0.05		0.57	0.62	(0.06)	—	—	(0.06)	—
Year Ended 12/31/13	9.05	0.04		1.27	1.31	(0.06)	—	—	(0.06)	—
Year Ended 12/31/12	7.50	0.02		1.56	1.58	(0.03)	—	—	(0.03)	—
Period From 5/16/11(7) to 12/31/11(8)	10.00	—	(4)	(2.50)	(2.50)	—	—	—	—	—
Class K
Year Ended 12/31/15	10.88	0.02		(0.53)	(0.51)	(0.10)	—	—	(0.10)	—
Year Ended 12/31/14	10.32	0.09		0.56	0.65	(0.09)	—	—	(0.09)	—
Year Ended 12/31/13	9.06	0.07		1.29	1.36	(0.10)	—	—	(0.10)	—
Year Ended 12/31/12	7.51	0.04		1.56	1.60	(0.05)	—	—	(0.05)	—
Period From 5/16/11(7) to 12/31/11(8)	10.00	0.03		(2.50)	(2.47)	(0.02)	—	—	(0.02)	—
Class Y
Year Ended 12/31/15	10.89	0.13		(0.56)	(0.43)	(0.18)	—	—	(0.18)	—
Year Ended 12/31/14	10.32	0.16		0.58	0.74	(0.17)	—	—	(0.17)	—
Year Ended 12/31/13	9.06	0.15		1.28	1.43	(0.17)	—	—	(0.17)	—
Year Ended 12/31/12	7.51	0.09		1.56	1.65	(0.10)	—	—	(0.10)	—
Period From 5/16/11(7) to 12/31/11(8)	10.00	0.08		(2.50)	(2.42)	(0.07)	—	—	(0.07)	—
See notes to Financial Highlights on page G-36.

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets(3)	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
RS China Fund
Class A
Year Ended 12/31/15	$10.29	(4.26)%	$9,985	1.75%	2.02%	0.59%	0.32%	125%
Year Ended 12/31/14	10.90	6.88	11,373	1.75	2.26	1.18	0.67	133
Year Ended 12/31/13	10.31	15.33	10,919	1.75	2.05	1.12	0.82	200	(10)
Year Ended 12/31/12	9.06	21.65	8,500	1.75	2.06	0.81	0.50	23
Period From 5/16/11(7) to 12/31/11(8)	7.51	(24.32)	6,784	1.75	2.27	1.20	0.68	9
Class C
Year Ended 12/31/15	10.26	(4.96)	4,381	2.50	2.75	(0.10)	(0.35)	125
Year Ended 12/31/14	10.86	5.99	4,434	2.50	2.87	0.50	0.13	133
Year Ended 12/31/13	10.30	14.51	4,192	2.52	2.82	0.41	0.11	200	(10)
Year Ended 12/31/12	9.05	21.12	3,661	2.26	2.57	0.29	(0.02)	23
Period From 5/16/11(7) to 12/31/11(8)	7.50	(25.00)	3,017	2.98	3.50	(0.01)	(0.53)	9
Class K
Year Ended 12/31/15	10.27	(4.64)	4,185	2.14	2.39	0.20	(0.05)	125
Year Ended 12/31/14	10.88	6.36	4,433	2.14	2.49	0.86	0.51	133
Year Ended 12/31/13	10.32	14.98	4,204	2.16	2.46	0.78	0.48	200	(10)
Year Ended 12/31/12	9.06	21.33	3,657	2.04	2.35	0.51	0.20	23
Period From 5/16/11(7) to 12/31/11(8)	7.51	(24.66)	3,014	2.35	2.87	0.63	0.11	9
Class Y
Year Ended 12/31/15	10.28	(3.96)	7,191	1.42	1.73	1.11	0.80	125
Year Ended 12/31/14	10.89	7.19	9,958	1.42	1.77	1.58	1.23	133
Year Ended 12/31/13	10.32	15.77	9,386	1.43	1.73	1.54	1.24	200	(10)
Year Ended 12/31/12	9.06	22.03	7,947	1.43	1.74	1.12	0.81	23
Period From 5/16/11(7) to 12/31/11(8)	7.51	(24.13)	6,485	1.41	1.93	1.56	1.04	9

See notes to Financial Highlights on page G-36.

Distributions reflect actual per-share amounts distributed for the period.

(1)  Calculated based on the average shares outstanding during the period.

(2)  Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

(3)  Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

(4)  Rounds to $0.00 per share.

(5)  Without the effect of the income from regulatory settlements, the total returns would have been (13.49)%, (14.07)%, (13.86)%, and (13.16)% for Class A, Class C, Class K and Class Y, respectively. The total return impact from regulatory settlements is calculated based on average shares outstanding for the period.

(6)  The portfolio turnover rate was significantly higher than in prior periods due to trading in the Fund by the Fund's new portfolio management team, effective as of July 1, 2013.

(7)  Inception date.

(8)  Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

(9)  Without the effect of the contribution by the adviser, the total returns would have been (5.50)%, (6.22)%, (5.64)%, and (5.05)% for Class A, Class C, Class K and Class Y, respectively. The total return impact from contribution by adviser is calculated based on average shares outstanding for the period.

(10)  The portfolio turnover rate was significantly higher than in prior periods due to trading in the Fund by the Fund's new portfolio management team, effective as of March 1, 2013.

[This page is intentionally left blank]

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period
RS Investment Quality Bond Fund
Class A
Year Ended 12/31/15	$10.16	$0.31	(1)	$(0.38)	$(0.07)	$(0.30)	$(0.22)	$(0.52)	$9.57
Year Ended 12/31/14	10.01	0.30		0.26	0.56	(0.30)	(0.11)	(0.41)	10.16
Year Ended 12/31/13	10.50	0.28		(0.45)	(0.17)	(0.28)	(0.04)	(0.32)	10.01
Year Ended 12/31/12	10.34	0.28		0.32	0.60	(0.28)	(0.16)	(0.44)	10.50
Year Ended 12/31/11	10.12	0.35		0.33	0.68	(0.35)	(0.11)	(0.46)	10.34
Class C
Year Ended 12/31/15	10.16	0.22	(1)	(0.38)	(0.16)	(0.22)	(0.22)	(0.44)	9.56
Year Ended 12/31/14	10.01	0.22		0.26	0.48	(0.22)	(0.11)	(0.33)	10.16
Year Ended 12/31/13	10.50	0.20		(0.45)	(0.25)	(0.20)	(0.04)	(0.24)	10.01
Year Ended 12/31/12	10.34	0.20		0.32	0.52	(0.20)	(0.16)	(0.36)	10.50
Year Ended 12/31/11	10.11	0.28		0.34	0.62	(0.28)	(0.11)	(0.39)	10.34
Class K
Year Ended 12/31/15	10.18	0.27	(1)	(0.39)	(0.12)	(0.26)	(0.22)	(0.48)	9.58
Year Ended 12/31/14	10.02	0.26		0.27	0.53	(0.26)	(0.11)	(0.37)	10.18
Year Ended 12/31/13	10.51	0.24		(0.45)	(0.21)	(0.24)	(0.04)	(0.28)	10.02
Year Ended 12/31/12	10.36	0.23		0.31	0.54	(0.23)	(0.16)	(0.39)	10.51
Year Ended 12/31/11	10.13	0.31		0.34	0.65	(0.31)	(0.11)	(0.42)	10.36
Class Y
Year Ended 12/31/15	10.17	0.32	(1)	(0.39)	(0.07)	(0.32)	(0.22)	(0.54)	9.56
Year Ended 12/31/14	10.02	0.33		0.26	0.59	(0.33)	(0.11)	(0.44)	10.17
Year Ended 12/31/13	10.50	0.30		(0.44)	(0.14)	(0.30)	(0.04)	(0.34)	10.02
Year Ended 12/31/12	10.35	0.30		0.31	0.61	(0.30)	(0.16)	(0.46)	10.50
Year Ended 12/31/11	10.12	0.37		0.34	0.71	(0.37)	(0.11)	(0.48)	10.35

See notes to Financial Highlights on pages G-50 and G-51.

	Total Return(2)	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets(3)	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
RS Investment Quality Bond Fund
Class A
Year Ended 12/31/15	(0.74)%	$51,747	0.90%	1.07%	3.06%	2.89%	73%
Year Ended 12/31/14	5.67	73,618	0.88	1.05	2.98	2.81	51
Year Ended 12/31/13	(1.64)	80,139	0.85	1.01	2.70	2.54	201
Year Ended 12/31/12	5.85	129,706	0.85	0.99	2.62	2.48	154
Year Ended 12/31/11	6.87	115,632	0.85	0.98	3.46	3.33	113
Class C
Year Ended 12/31/15	(1.70)	10,510	1.77	1.85	2.19	2.11	73
Year Ended 12/31/14	4.81	15,377	1.71	1.88	2.16	1.99	51
Year Ended 12/31/13	(2.37)	12,057	1.60	1.81	1.92	1.71	201
Year Ended 12/31/12	5.06	27,040	1.60	1.79	1.83	1.64	154
Year Ended 12/31/11	6.17	15,482	1.60	1.84	2.60	2.36	113
Class K
Year Ended 12/31/15	(1.24)	5,568	1.30	1.45	2.65	2.50	73
Year Ended 12/31/14	5.36	7,821	1.28	1.46	2.57	2.39	51
Year Ended 12/31/13	(2.02)	7,287	1.25	1.41	2.32	2.16	201
Year Ended 12/31/12	5.33	9,291	1.25	1.44	2.23	2.04	154
Year Ended 12/31/11	6.55	10,471	1.25	1.50	3.04	2.79	113
Class Y
Year Ended 12/31/15	(0.73)	5,557	0.66	0.86	3.19	2.99	73
Year Ended 12/31/14	5.91	33,519	0.66	0.78	3.20	3.08	51
Year Ended 12/31/13	(1.35)	34,568	0.66	0.72	2.89	2.83	201
Year Ended 12/31/12	5.95	58,511	0.66	0.74	2.80	2.72	154
Year Ended 12/31/11	7.18	51,026	0.66	0.68	3.39	3.37	113

See notes to Financial Highlights on pages G-50 and G-51.

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains		Total Distributions	Net Asset Value, End of Period
RS Low Duration Bond Fund
Class A
Year Ended 12/31/15	$10.03	$0.14	(1)	$(0.09)	$0.05	$(0.13)	$—		$(0.13)	$9.95
Year Ended 12/31/14	10.13	0.18		(0.10)	0.08	(0.18)	—		(0.18)	10.03
Year Ended 12/31/13	10.32	0.18		(0.19)	(0.01)	(0.18)	—	(4)	(0.18)	10.13
Year Ended 12/31/12	10.21	0.20		0.11	0.31	(0.20)	—	(4)	(0.20)	10.32
Year Ended 12/31/11	10.28	0.24		(0.06)	0.18	(0.24)	(0.01)		(0.25)	10.21
Class C
Year Ended 12/31/15	10.03	0.06	(1)	(0.08)	(0.02)	(0.06)	—		(0.06)	9.95
Year Ended 12/31/14	10.13	0.10		(0.10)	0.00	(0.10)	—		(0.10)	10.03
Year Ended 12/31/13	10.32	0.10		(0.19)	(0.09)	(0.10)	—	(4)	(0.10)	10.13
Year Ended 12/31/12	10.21	0.12		0.11	0.23	(0.12)	—	(4)	(0.12)	10.32
Year Ended 12/31/11	10.28	0.16		(0.06)	0.10	(0.16)	(0.01)		(0.17)	10.21
Class K
Year Ended 12/31/15	10.03	0.10	(1)	(0.09)	0.01	(0.09)	—		(0.09)	9.95
Year Ended 12/31/14	10.13	0.13		(0.10)	0.03	(0.13)	—		(0.13)	10.03
Year Ended 12/31/13	10.32	0.14		(0.19)	(0.05)	(0.14)	—	(4)	(0.14)	10.13
Year Ended 12/31/12	10.21	0.15		0.11	0.26	(0.15)	—	(4)	(0.15)	10.32
Year Ended 12/31/11	10.28	0.20		(0.06)	0.14	(0.20)	(0.01)		(0.21)	10.21
Class Y
Year Ended 12/31/15	10.03	0.16	(1)	(0.08)	0.08	(0.16)	—		(0.16)	9.95
Year Ended 12/31/14	10.13	0.20		(0.10)	0.10	(0.20)	—		(0.20)	10.03
Year Ended 12/31/13	10.32	0.20		(0.19)	0.01	(0.20)	—	(4)	(0.20)	10.13
Year Ended 12/31/12	10.21	0.22		0.11	0.33	(0.22)	—	(4)	(0.22)	10.32
Year Ended 12/31/11	10.28	0.26		(0.06)	0.20	(0.26)	(0.01)		(0.27)	10.21

See notes to Financial Highlights on pages G-50 and G-51.

	Total Return(2)	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets(3)	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
RS Low Duration Bond Fund
Class A
Year Ended 12/31/15	0.52%	$314,347	0.84%	0.85%	1.38%	1.37%	36%
Year Ended 12/31/14	0.74	373,706	0.90	0.90	1.75	1.75	38
Year Ended 12/31/13	(0.07)	580,942	0.83	0.84	1.76	1.75	74
Year Ended 12/31/12	3.06	818,462	0.80	0.84	1.88	1.84	64
Year Ended 12/31/11	1.68	665,196	0.80	0.86	2.26	2.20	76
Class C
Year Ended 12/31/15	(0.20)	154,056	1.61	1.62	0.62	0.61	36
Year Ended 12/31/14	0.00 (5)	191,970	1.64	1.64	1.00	1.00	38
Year Ended 12/31/13	(0.85)	268,237	1.61	1.63	0.98	0.96	74
Year Ended 12/31/12	2.29	334,753	1.55	1.62	1.12	1.05	64
Year Ended 12/31/11	0.93	236,987	1.55	1.61	1.52	1.46	76
Class K
Year Ended 12/31/15	0.12	3,925	1.26	1.27	0.96	0.95	36
Year Ended 12/31/14	0.31	5,001	1.33	1.33	1.31	1.31	38
Year Ended 12/31/13	(0.50)	5,894	1.26	1.30	1.34	1.30	74
Year Ended 12/31/12	2.65	7,238	1.20	1.33	1.46	1.33	64
Year Ended 12/31/11	1.28	5,551	1.20	1.36	1.88	1.72	76
Class Y
Year Ended 12/31/15	0.74	367,112	0.61	0.62	1.60	1.59	36
Year Ended 12/31/14	1.04	407,382	0.61	0.61	2.02	2.02	38
Year Ended 12/31/13	0.15	471,093	0.61	0.61	1.98	1.98	74
Year Ended 12/31/12	3.27	633,868	0.61	0.61	2.03	2.03	64
Year Ended 12/31/11	1.89	312,680	0.60	0.60	2.43	2.43	76

See notes to Financial Highlights on pages G-50 and G-51.

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period
RS High Yield Fund
Class A
Year Ended 12/31/15	$6.52	$0.40	(1)	$(0.67)	$(0.27)	$(0.40)	$—	$(0.40)	$5.85
Year Ended 12/31/14	7.31	0.41		(0.47)	(0.06)	(0.41)	(0.32)	(0.73)	6.52
Year Ended 12/31/13	7.25	0.43		0.07	0.50	(0.44)	—	(0.44)	7.31
Year Ended 12/31/12	6.75	0.45		0.50	0.95	(0.45)	—	(0.45)	7.25
Year Ended 12/31/11	6.93	0.49		(0.18)	0.31	(0.49)	—	(0.49)	6.75
Class C
Year Ended 12/31/15	6.53	0.35	(1)	(0.67)	(0.32)	(0.35)	—	(0.35)	5.86
Year Ended 12/31/14	7.32	0.36		(0.47)	(0.11)	(0.36)	(0.32)	(0.68)	6.53
Year Ended 12/31/13	7.25	0.36		0.07	0.43	(0.36)	—	(0.36)	7.32
Year Ended 12/31/12	6.74	0.39		0.51	0.90	(0.39)	—	(0.39)	7.25
Year Ended 12/31/11	6.93	0.44		(0.19)	0.25	(0.44)	—	(0.44)	6.74
Class K
Year Ended 12/31/15	6.54	0.37	(1)	(0.66)	(0.29)	(0.38)	—	(0.38)	5.87
Year Ended 12/31/14	7.33	0.38		(0.47)	(0.09)	(0.38)	(0.32)	(0.70)	6.54
Year Ended 12/31/13	7.25	0.39		0.08	0.47	(0.39)	—	(0.39)	7.33
Year Ended 12/31/12	6.75	0.42		0.50	0.92	(0.42)	—	(0.42)	7.25
Year Ended 12/31/11	6.93	0.46		(0.18)	0.28	(0.46)	—	(0.46)	6.75
Class Y
Year Ended 12/31/15	6.49	0.41	(1)	(0.67)	(0.26)	(0.41)	—	(0.41)	5.82
Year Ended 12/31/14	7.27	0.44		(0.48)	(0.04)	(0.42)	(0.32)	(0.74)	6.49
Year Ended 12/31/13	7.24	0.43		0.07	0.50	(0.47)	—	(0.47)	7.27
Year Ended 12/31/12	6.74	0.46		0.50	0.96	(0.46)	—	(0.46)	7.24
Year Ended 12/31/11	6.92	0.50		(0.18)	0.32	(0.50)	—	(0.50)	6.74

See notes to Financial Highlights on pages G-50 and G-51.

	Total Return(2)	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets(3)	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
RS High Yield Fund
Class A
Year Ended 12/31/15	(4.51)%	$26,608	1.00%	1.16%	6.16%	6.00%	151%
Year Ended 12/31/14	(1.01)	34,339	0.98	1.16	5.52	5.34	221
Year Ended 12/31/13	7.05	42,329	0.95	1.11	5.72	5.56	96
Year Ended 12/31/12	14.43	64,916	0.92	1.12	6.36	6.16	103
Year Ended 12/31/11	4.56	68,517	0.85	1.11	7.10	6.84	101
Class C
Year Ended 12/31/15	(5.16)	22,138	1.70	1.90	5.47	5.27	151
Year Ended 12/31/14	(1.70)	27,780	1.70	1.90	4.85	4.65	221
Year Ended 12/31/13	6.10	37,733	1.70	1.87	4.97	4.80	96
Year Ended 12/31/12	13.75	34,998	1.67	1.88	5.60	5.39	103
Year Ended 12/31/11	3.62	27,882	1.60	1.88	6.34	6.06	101
Class K
Year Ended 12/31/15	(4.82)	18,042	1.35	1.51	5.82	5.66	151
Year Ended 12/31/14	(1.35)	21,109	1.35	1.52	5.20	5.03	221
Year Ended 12/31/13	6.62	23,036	1.35	1.49	5.32	5.18	96
Year Ended 12/31/12	13.98	22,003	1.32	1.52	5.96	5.76	103
Year Ended 12/31/11	4.15	18,961	1.25	1.54	6.71	6.42	101
Class Y
Year Ended 12/31/15	(4.34)	6,047	0.76	0.95	6.36	6.17	151
Year Ended 12/31/14	(0.63)	13,830	0.76	0.90	5.90	5.76	221
Year Ended 12/31/13	7.14	9,464	0.76	0.85	5.88	5.79	96
Year Ended 12/31/12	14.66	11,271	0.73	0.91	6.52	6.34	103
Year Ended 12/31/11	4.75	7,418	0.66	0.88	7.30	7.08	101

See notes to Financial Highlights on pages G-50 and G-51.

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains		Total Distributions	Net Asset Value, End of Period
RS Tax-Exempt Fund
Class A
Year Ended 12/31/15	$10.83	$0.35	(1)	$(0.05)	$0.30	$(0.35)	$(0.25)		$(0.60)	$10.53
Year Ended 12/31/14	10.30	0.33		0.53	0.86	(0.33)	—		(0.33)	10.83
Year Ended 12/31/13	11.13	0.31		(0.83)	(0.52)	(0.31)	—	(4)	(0.31)	10.30
Year Ended 12/31/12	10.69	0.32		0.44	0.76	(0.32)	—		(0.32)	11.13
Year Ended 12/31/11	9.95	0.34		0.74	1.08	(0.34)	—		(0.34)	10.69
Class C
Year Ended 12/31/15	10.82	0.26	(1)	(0.04)	0.22	(0.26)	(0.25)		(0.51)	10.53
Year Ended 12/31/14	10.30	0.24		0.52	0.76	(0.24)	—		(0.24)	10.82
Year Ended 12/31/13	11.12	0.23		(0.82)	(0.59)	(0.23)	—	(4)	(0.23)	10.30
Year Ended 12/31/12	10.69	0.23		0.43	0.66	(0.23)	—		(0.23)	11.12
Year Ended 12/31/11	9.95	0.26		0.74	1.00	(0.26)	—		(0.26)	10.69
Class Y
Year Ended 12/31/15	10.82	0.36	(1)	(0.05)	0.31	(0.36)	(0.25)		(0.61)	10.52
Year Ended 12/31/14	10.29	0.34		0.53	0.87	(0.34)	—		(0.34)	10.82
Year Ended 12/31/13	11.12	0.33		(0.83)	(0.50)	(0.33)	—	(4)	(0.33)	10.29
Year Ended 12/31/12	10.68	0.34		0.44	0.78	(0.34)	—		(0.34)	11.12
Year Ended 12/31/11	9.95	0.36		0.73	1.09	(0.36)	—		(0.36)	10.68

See notes to Financial Highlights on pages G-50 and G-51.

	Total Return(2)	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets(3)	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
RS Tax-Exempt Fund
Class A
Year Ended 12/31/15	2.76%	$90,301	0.80%	0.93%	3.22%	3.09%	39%
Year Ended 12/31/14	8.39	102,716	0.80	0.96	3.05	2.89	14
Year Ended 12/31/13	(4.67)	152,992	0.80	0.93	2.92	2.79	26
Year Ended 12/31/12	7.19	275,881	0.80	0.91	2.91	2.80	15
Year Ended 12/31/11	11.11	258,848	0.80	0.90	3.33	3.23	17
Class C
Year Ended 12/31/15	2.04	43,404	1.60	1.70	2.43	2.33	39
Year Ended 12/31/14	7.44	53,042	1.60	1.72	2.26	2.14	14
Year Ended 12/31/13	(5.35)	64,061	1.60	1.69	2.12	2.03	26
Year Ended 12/31/12	6.24	107,073	1.60	1.69	2.10	2.01	15
Year Ended 12/31/11	10.22	79,106	1.60	1.67	2.55	2.48	17
Class Y
Year Ended 12/31/15	2.87	52,012	0.69	0.71	3.33	3.31	39
Year Ended 12/31/14	8.53	75,047	0.69	0.69	3.18	3.18	14
Year Ended 12/31/13	(4.57)	62,916	0.69	0.69	3.03	3.03	26
Year Ended 12/31/12	7.34	110,209	0.67	0.67	3.03	3.03	15
Year Ended 12/31/11	11.14	75,837	0.68	0.68	3.42	3.42	17

See notes to Financial Highlights on pages G-50 and G-51.

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period
RS High Income Municipal Bond Fund
Class A
Year Ended 12/31/15	$10.84	$0.43	(1)	$0.05	$0.48	$(0.43)	$—	$(0.43)	$10.89
Year Ended 12/31/14	10.00	0.45		0.84	1.29	(0.45)	—	(0.45)	10.84
Year Ended 12/31/13	11.19	0.45		(1.19)	(0.74)	(0.45)	—	(0.45)	10.00
Year Ended 12/31/12	10.55	0.44		0.64	1.08	(0.44)	—	(0.44)	11.19
Year Ended 12/31/11	9.95	0.52		0.60	1.12	(0.52)	—	(0.52)	10.55
Class C
Year Ended 12/31/15	10.84	0.35	(1)	0.05	0.40	(0.35)	—	(0.35)	10.89
Year Ended 12/31/14	10.00	0.37		0.84	1.21	(0.37)	—	(0.37)	10.84
Year Ended 12/31/13	11.19	0.37		(1.19)	(0.82)	(0.37)	—	(0.37)	10.00
Year Ended 12/31/12	10.55	0.35		0.64	0.99	(0.35)	—	(0.35)	11.19
Year Ended 12/31/11	9.95	0.46		0.60	1.06	(0.46)	—	(0.46)	10.55
Class Y
Year Ended 12/31/15	10.84	0.45	(1)	0.05	0.50	(0.45)	—	(0.45)	10.89
Year Ended 12/31/14	10.00	0.47		0.84	1.31	(0.47)	—	(0.47)	10.84
Year Ended 12/31/13	11.19	0.47		(1.19)	(0.72)	(0.47)	—	(0.47)	10.00
Year Ended 12/31/12	10.55	0.46		0.64	1.10	(0.46)	—	(0.46)	11.19
Year Ended 12/31/11	9.95	0.54		0.60	1.14	(0.54)	—	(0.54)	10.55

See notes to Financial Highlights on pages G-50 and G-51.

	Total Return(2)	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets(3)	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
RS High Income Municipal Bond Fund
Class A
Year Ended 12/31/15	4.51%	$48,485	0.80%	0.95%	3.96%	3.81%	53%
Year Ended 12/31/14	13.09	50,341	0.78	1.02	4.26	4.02	25
Year Ended 12/31/13	(6.74)	54,603	0.73	0.95	4.17	3.95	19
Year Ended 12/31/12	10.32	137,734	0.68	0.92	3.89	3.65	17
Year Ended 12/31/11	11.68	99,686	0.51	0.96	5.11	4.66	20
Class C
Year Ended 12/31/15	3.71	36,190	1.57	1.73	3.19	3.03	53
Year Ended 12/31/14	12.22	35,996	1.55	1.77	3.50	3.28	25
Year Ended 12/31/13	(7.47)	36,049	1.52	1.73	3.40	3.19	19
Year Ended 12/31/12	9.46	68,925	1.48	1.72	3.08	2.84	17
Year Ended 12/31/11	10.94	34,428	1.21	1.74	4.41	3.88	20
Class Y
Year Ended 12/31/15	4.75	43,024	0.57	0.73	4.18	4.02	53
Year Ended 12/31/14	13.37	34,630	0.54	0.73	4.49	4.30	25
Year Ended 12/31/13	(6.54)	27,286	0.50	0.71	4.39	4.18	19
Year Ended 12/31/12	10.59	73,511	0.44	0.68	4.11	3.88	17
Year Ended 12/31/11	11.89	36,526	0.30	0.67	5.25	4.88	20

See notes to Financial Highlights on pages G-50 and G-51.

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period
RS Floating Rate Fund
Class A
Year Ended 12/31/15	$9.82	$0.46	(1)	$(0.74)	$(0.28)	$(0.46)	$—	$(0.46)	$9.08
Year Ended 12/31/14	10.34	0.42		(0.52)	(0.10)	(0.42)	—	(0.42)	9.82
Year Ended 12/31/13	10.27	0.44		0.07	0.51	(0.44)	—	(0.44)	10.34
Year Ended 12/31/12	9.85	0.54		0.42	0.96	(0.54)	—	(0.54)	10.27
Year Ended 12/31/11	10.30	0.54		(0.44)	0.10	(0.54)	(0.01)	(0.55)	9.85
Class C
Year Ended 12/31/15	9.83	0.38	(1)	(0.75)	(0.37)	(0.38)	—	(0.38)	9.08
Year Ended 12/31/14	10.34	0.34		(0.51)	(0.17)	(0.34)	—	(0.34)	9.83
Year Ended 12/31/13	10.27	0.36		0.07	0.43	(0.36)	—	(0.36)	10.34
Year Ended 12/31/12	9.86	0.46		0.41	0.87	(0.46)	—	(0.46)	10.27
Year Ended 12/31/11	10.31	0.48		(0.44)	0.04	(0.48)	(0.01)	(0.49)	9.86
Class K
Year Ended 12/31/15	9.83	0.41	(1)	(0.75)	(0.34)	(0.41)	—	(0.41)	9.08
Year Ended 12/31/14	10.34	0.36		(0.51)	(0.15)	(0.36)	—	(0.36)	9.83
Year Ended 12/31/13	10.26	0.40		0.08	0.48	(0.40)	—	(0.40)	10.34
Year Ended 12/31/12	9.85	0.49		0.41	0.90	(0.49)	—	(0.49)	10.26
Year Ended 12/31/11	10.31	0.50		(0.45)	0.05	(0.50)	(0.01)	(0.51)	9.85
Class Y
Year Ended 12/31/15	9.83	0.48	(1)	(0.75)	(0.27)	(0.48)	—	(0.48)	9.08
Year Ended 12/31/14	10.34	0.44		(0.51)	(0.07)	(0.44)	—	(0.44)	9.83
Year Ended 12/31/13	10.27	0.47		0.07	0.54	(0.47)	—	(0.47)	10.34
Year Ended 12/31/12	9.86	0.56		0.41	0.97	(0.56)	—	(0.56)	10.27
Year Ended 12/31/11	10.30	0.56		(0.43)	0.13	(0.56)	(0.01)	(0.57)	9.86

See notes to Financial Highlights on pages G-50 and G-51.

	Total Return(2)	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets(3)	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
RS Floating Rate Fund
Class A
Year Ended 12/31/15	(3.03)%	$227,240	1.00%	1.06%	4.71%	4.65%	29%
Year Ended 12/31/14	(1.09)	335,081	0.99	1.08	4.02	3.93	39
Year Ended 12/31/13	5.10	854,291	0.94	1.06	4.29	4.17	30
Year Ended 12/31/12	9.96	771,638	0.79	1.05	5.27	5.01	52
Year Ended 12/31/11	1.02	458,208	0.50	1.07	5.33	4.76	87
Class C
Year Ended 12/31/15	(3.91)	399,361	1.80	1.85	3.92	3.87	29
Year Ended 12/31/14	(1.76)	585,818	1.79	1.85	3.28	3.22	39
Year Ended 12/31/13	4.27	800,072	1.73	1.85	3.48	3.36	30
Year Ended 12/31/12	8.98	599,026	1.58	1.84	4.50	4.24	52
Year Ended 12/31/11	0.38	407,389	1.20	1.82	4.72	4.10	87
Class K
Year Ended 12/31/15	(3.62)	1,920	1.52	1.52	4.22	4.22	29
Year Ended 12/31/14	(1.50)	2,340	1.55	1.58	3.52	3.49	39
Year Ended 12/31/13	4.72	2,773	1.38	1.50	3.85	3.73	30
Year Ended 12/31/12	9.31	4,285	1.26	1.52	4.82	4.56	52
Year Ended 12/31/11	0.52	3,627	0.90	1.57	4.96	4.29	87
Class Y
Year Ended 12/31/15	(2.91)	471,827	0.78	0.84	4.91	4.85	29
Year Ended 12/31/14	(0.75)	927,644	0.77	0.82	4.31	4.26	39
Year Ended 12/31/13	5.34	1,186,456	0.72	0.83	4.47	4.36	30
Year Ended 12/31/12	10.08	568,316	0.60	0.86	5.46	5.20	52
Year Ended 12/31/11	1.30	283,393	0.31	0.82	5.54	5.03	87

See notes to Financial Highlights on pages G-50 and G-51.

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period
RS Strategic Income Fund
Class A
Year Ended 12/31/15	$10.10	$0.31	(1)	$(0.40)	$(0.09)	$(0.32)	$(0.01)	$(0.33)	$9.68
Year Ended 12/31/14	10.33	0.31		(0.10)	0.21	(0.33)	(0.11)	(0.44)	10.10
Year Ended 12/31/13	10.64	0.35		(0.28)	0.07	(0.38)	— (4)	(0.38)	10.33
Year Ended 12/31/12	10.29	0.40		0.48	0.88	(0.40)	(0.13)	(0.53)	10.64
Year Ended 12/31/11	10.30	0.49		0.08	0.57	(0.52)	(0.06)	(0.58)	10.29
Class C
Year Ended 12/31/15	10.15	0.23	(1)	(0.40)	(0.17)	(0.25)	(0.01)	(0.26)	9.72
Year Ended 12/31/14	10.38	0.24		(0.11)	0.13	(0.25)	(0.11)	(0.36)	10.15
Year Ended 12/31/13	10.66	0.27		(0.28)	(0.01)	(0.27)	— (4)	(0.27)	10.38
Year Ended 12/31/12	10.31	0.30		0.49	0.79	(0.31)	(0.13)	(0.44)	10.66
Year Ended 12/31/11	10.30	0.41		0.09	0.50	(0.43)	(0.06)	(0.49)	10.31
Class K
Year Ended 12/31/15	10.16	0.27	(1)	(0.40)	(0.13)	(0.29)	(0.01)	(0.30)	9.73
Year Ended 12/31/14	10.38	0.28		(0.10)	0.18	(0.29)	(0.11)	(0.40)	10.16
Year Ended 12/31/13	10.67	0.30		(0.28)	0.02	(0.31)	— (4)	(0.31)	10.38
Year Ended 12/31/12	10.32	0.34		0.49	0.83	(0.35)	(0.13)	(0.48)	10.67
Year Ended 12/31/11	10.30	0.45		0.08	0.53	(0.45)	(0.06)	(0.51)	10.32
Class Y
Year Ended 12/31/15	10.05	0.32	(1)	(0.39)	(0.07)	(0.34)	(0.01)	(0.35)	9.63
Year Ended 12/31/14	10.27	0.36		(0.12)	0.24	(0.35)	(0.11)	(0.46)	10.05
Year Ended 12/31/13	10.62	0.38		(0.29)	0.09	(0.44)	— (4)	(0.44)	10.27
Year Ended 12/31/12	10.27	0.42		0.48	0.90	(0.42)	(0.13)	(0.55)	10.62
Year Ended 12/31/11	10.30	0.51		0.07	0.58	(0.55)	(0.06)	(0.61)	10.27

Distributions reflect actual per-share amounts distributed for the period.

(1)  Calculated based on the average shares outstanding during the period.

(2)  Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

	Total Return(2)	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets(3)	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
RS Strategic Income Fund
Class A
Year Ended 12/31/15	(0.93)%	$37,845	0.95%	1.16%	3.05%	2.84%	41%
Year Ended 12/31/14	2.03	48,790	0.92	1.14	3.08	2.86	87
Year Ended 12/31/13	0.71	53,615	0.81	1.18	3.40	3.03	133
Year Ended 12/31/12	8.67	84,372	0.72	1.16	3.74	3.30	157
Year Ended 12/31/11	5.66	66,131	0.50	1.18	4.73	4.05	79
Class C
Year Ended 12/31/15	(1.79)	12,940	1.74	1.97	2.25	2.02	41
Year Ended 12/31/14	1.23	12,974	1.70	1.96	2.29	2.03	87
Year Ended 12/31/13	(0.03)	12,691	1.64	1.99	2.58	2.23	133
Year Ended 12/31/12	7.78	13,106	1.54	1.97	2.91	2.48	157
Year Ended 12/31/11	4.94	9,193	1.20	2.01	4.02	3.21	79
Class K
Year Ended 12/31/15	(1.39)	3,338	1.34	1.58	2.64	2.40	41
Year Ended 12/31/14	1.72	3,661	1.31	1.57	2.69	2.43	87
Year Ended 12/31/13	0.27	3,806	1.25	1.59	2.97	2.63	133
Year Ended 12/31/12	8.17	3,085	1.16	1.60	3.32	2.88	157
Year Ended 12/31/11	5.31	2,595	0.83	1.65	4.41	3.59	79
Class Y
Year Ended 12/31/15	(0.74)	13,217	0.74	0.98	3.24	3.00	41
Year Ended 12/31/14	2.34	18,035	0.71	0.87	3.28	3.12	87
Year Ended 12/31/13	0.88	8,411	0.57	0.91	3.62	3.28	133
Year Ended 12/31/12	8.93	9,143	0.50	0.90	3.91	3.51	157
Year Ended 12/31/11	5.82	4,776	0.29	0.93	4.99	4.35	79

(3)  Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations, and exclude the effect of custody credits, if applicable.

(4)  Rounds to $0.00 per share.

(5)  Rounds to 0.00%.

STATEMENT OF ADDITIONAL INFORMATION

March 23, 2016

Acquisition of the assets of

RS Focused Growth Opportunity Fund	RS International Fund
RS Focused Opportunity Fund	RS China Fund
RS Growth Fund	RS Emerging Markets Fund
RS Mid Cap Growth Fund	RS Emerging Markets Small Cap Fund
RS Select Growth Fund	RS Global Natural Resources Fund
RS Small Cap Equity Fund	RS Investment Quality Bond Fund
RS Small Cap Growth Fund	RS Low Duration Bond Fund
RS Technology Fund	RS High Yield Fund
RS Investors Fund	RS Tax-Exempt Fund
RS Large Cap Alpha Fund	RS High Income Municipal Bond Fund
RS Partners Fund	RS Floating Rate Fund
RS Value Fund	RS Strategic Income Fund
RS Global Fund

each a series portfolio of RS INVESTMENT TRUST

One Bush Street, Suite 900

San Francisco, California 94104

Telephone No: 1-800-766-3863

In exchange for shares of the corresponding shares of

Victory RS Focused Growth Opportunity Fund	Victory RS International Fund
Victory RS Focused Opportunity Fund	Victory RS China Fund
Victory RS Growth Fund	Victory RS Emerging Markets Fund
Victory RS Mid Cap Growth Fund	Victory RS Emerging Markets Small Cap Fund
Victory RS Select Growth Fund	Victory Global Natural Resources Fund
Victory RS Small Cap Equity Fund	Victory INCORE Investment Quality Bond Fund
Victory RS Small Cap Growth Fund	Victory INCORE Low Duration Bond Fund
Victory RS Science and Technology Fund	Victory High Yield Fund
Victory RS Investors Fund	Victory Tax-Exempt Fund
Victory RS Large Cap Alpha Fund	Victory High Income Municipal Bond Fund
Victory RS Partners Fund	Victory Floating Rate Fund
Victory RS Value Fund	Victory Strategic Income Fund
Victory RS Global Fund

Each a series portfolio of VICTORY PORTFOLIOS

4900 Tiedeman Road

Brooklyn, Ohio 44144

1-800-539-3863

This Statement of Additional Information (“SAI”), dated March 23, 2016 is not a prospectus. A prospectus/proxy statement dated March 23, 2016 related to the above-referenced matter (a “Prospectus /Proxy Statement”) may be obtained from Victory Portfolios on behalf of each of the funds of Victory Portfolios listed above (each a “Fund” and collectively, the “Funds”), by writing or calling Victory Portfolios at the address and telephone number shown above.

GENERAL INFORMATION

Victory Portfolios (the “Trust”) was organized as a Delaware statutory trust (formerly referred to as a “business trust”) on December 6, 1995 as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is an open-end management investment company. The Trust currently consists of 51 series. This SAI relates to the shares of 25 Funds and their respective classes. These Funds have been newly formed for the purposes of completing the reorganizations (“Reorganizations”) with the 25 corresponding series of RS Investment Trust, a registered investment company (each such series, an “RS Fund” or a “Predecessor Fund”).

SAI-1

The Funds, which have no assets or liabilities, will commence operations upon the completion of the Reorganization. Upon completion of the reorganizations, the Class A, Class C, Class R, Class Y shares of the Funds, as applicable, will assume the performance, financial and other historical information of the Class A, Class C, Class R, and Class Y shares of the Predecessor Funds, respectively. Information presented for periods prior to the date of this SAI reflects, where applicable, the historical information of the Predecessor Funds.

Much of the information contained in this SAI expands on subjects discussed in the Prospectus/Proxy Statement.

Capitalized terms not defined herein are used as defined in the Prospectus/ Proxy Statement. No investment in shares of a Fund should be made without first reading the Prospectus/ Proxy Statement.

INFORMATION INCORPORATED BY REFERENCE

The following documents are incorporated by referenced into this SAI:

The SAI of the RS Funds, dated May 1, 2015 (File No. 033-16439), filed with the Securities and Exchange Commission on April 30, 2015, as supplemented through the date of the Prospectus/ Proxy Statement. Additional copies of the foregoing Statement of Additional Information of the RS Funds may be obtained by writing the RS Funds, One Bush Street, Suite 900, San Francisco, California, 94104, or by calling 1-800-766-3863.

The Annual Report of the RS Funds, dated December 31, 2015 (File No. 033-16439), filed with the Securities and Exchange Commission on March 9, 2016.

The Semi-Annual Report of the RS Funds, dated June 30, 2015 (File No. 033-16439), filed with the Securities and Exchange Commission on September 4, 2015.

FINANCIAL INFORMATION

This Statement of Additional Information does not contain financial statements or pro forma financial statements for the Acquiring Funds because the Acquiring Funds will not commence operations until the consummation of the Reorganizations, at which time each Acquiring Fund will assume the performance, financial and other historical information of its corresponding Acquired Fund.  In each Reorganization, the Acquired Funds will be the accounting survivor.

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TABLE OF CONTENTS

PAGE
GENERAL INFORMATION	SAI-3
INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS	SAI-3
INVESTMENT PRACTICES, INSTRUMENTS AND RISKS	SAI-8
ADDITIONAL RISK FACTORS AND SPECIAL CONSIDERATIONS	SAI-34
SPECIAL RISK RELATED TO CYBER SECURITY	SAI-34
DETERMINING NET ASSET VALUE (“NAV”) AND VALUING PORTFOLIO SECURITIES	SAI-34
PERFORMANCE	SAI-36
ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION	SAI-39
DIVIDENDS AND DISTRIBUTIONS	SAI-44
TAXES	SAI-45
MANAGEMENT OF THE TRUST	SAI-56
ADVISORY AND OTHER CONTRACTS	SAI-62
ADDITIONAL INFORMATION	SAI-96
DESCRIPTION OF SECURITIES RATINGS	SAI-A-1
SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES	SAI-B-1

GENERAL INFORMATION

Victory Portfolios (the “Trust”) was organized as a Delaware statutory trust (formerly referred to as a “business trust”) on December 6, 1995 as a successor to a company named “The Victory Portfolios,” which was organized as a Massachusetts business trust on February 5, 1986. The Trust is an open-end management investment company. The Trust currently consists of 51 series of beneficial interest (“shares”).

This SAI relates to the shares of 25 series of the Trust (each a “Fund,” and collectively, the “Funds”) and their respective classes.  Each Fund is an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds were formed for the purposes of completing the reorganizations (“Reorganizations”) with 25 corresponding Predecessor Funds, each a series of RS Investment Trust, a registered investment company. The Reorganizations are proposed in connection with the acquisition of RS Investment Management Co. LLC (“RS Investments”), the investment adviser to the Predecessor Funds by the parent company of Victory Capital Management Inc. (“Victory Capital” or the “Adviser”). The Adviser is the investment adviser to each Fund. The Funds, which have no assets or liabilities, will commence operations upon the completion of the Reorganizations.  Upon the completion of the Reorganizations, the Class A, Class C, Class R and Class Y shares of the Funds, as applicable, are expected to assume the performance, financial and other historical information of, respectively, the Class A, Class C, Class K and Class Y shares of the Predecessor Funds, as applicable. Information presented for periods prior to the date of this SAI reflects, where applicable, the historical information of the Predecessor Funds as if the Reorganizations had occurred as of the date of this SAI.

Much of the information contained in this SAI expands on subjects discussed in the Proxy Statement/Prospectus (referred to in this SAI as the “Prospectus”). Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of a Fund should be made without first reading the Prospectus.

INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS

Investment Objectives.

Each Fund’s investment objective is non-fundamental. There can be no assurance that a Fund will achieve its investment objective.

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Investment Policies and Limitations of the Funds.

The investment policies of a Fund may be changed without an affirmative vote of the holders of a majority of that Fund’s outstanding voting securities unless a policy is expressly deemed to be a fundamental policy of the Fund, changeable only by a shareholder vote. A Fund may, with notice to its shareholders, employ other investment practices that presently are not contemplated for use by the Fund or that currently are not available but that may be developed to the extent such investment practices are both consistent with the Fund’s investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in the Prospectus.

A Fund’s classification and sub-classification is a matter of fundamental policy. Each Fund is classified as an open-end investment company. Each of the Funds are sub-classified as diversified investment companies except the Victory RS Investors Fund and Victory Global Natural Resources Fund, which are each sub-classified as a non-diversified fund. A non-diversified fund can invest a greater portion of its assets in securities of a single issuer or a limited number of issuers than a diversified fund.

Each of the Funds, except the Victory RS Investors Fund and Victory Global Natural Resources Fund, is a “diversified” investment company under the 1940 Act. This means that, with respect to 75% of a Fund’s total assets, the Fund may not invest in securities of any issuer if, immediately after such investment, (i) more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer or (ii) more than 10% of the outstanding voting securities of the issuer would be held by the Fund (this limitation does not apply to obligations of the U.S. Government, its agencies or instrumentalities and securities of other investment companies). A Fund is not subject to this limitation with respect to the remaining 25% of its total assets. The Victory RS Investors Fund and Victory Global Natural Resources Fund are “non-diversified” funds, which means they may invest a greater portion of their assets in securities of a single issuer or a limited number of issuers than a diversified fund.

Under the United States Internal Revenue Code of 1986, as amended (the “Code”), to qualify as a regulated investment company, a Fund must meet certain diversification requirements as determined at the close of each quarter of each taxable year. For instance, no more than 25% of a Fund’s assets can be invested in the securities of any one issuer other than U.S. Government securities and securities of other regulated investment companies, or of two or more issuers which the regulated investment company controls and which are engaged in the same, similar, or related trades or businesses. In addition, at least 50% of the market value of the Fund’s assets must be represented by cash or cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer.

The policies and limitations stated in this SAI supplement the Funds’ investment policies set forth in the Prospectus. Unless otherwise noted, all percentage limitations on investments in this SAI apply at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up a Fund’s portfolio at a particular time may not comport with any such limitation due to increases or decreases in the values of securities held by the Fund.) If at any time the investment adviser determines that the value of illiquid securities held by a Fund exceeds 15% of its net asset value (“NAV”), the investment adviser will take such steps as it considers appropriate to reduce the percentage as soon as reasonably practicable; the Funds may, however, hold any such investments for a substantial period of time.

Note Regarding Percentage Limitations

With respect to a Fund (except for the Victory RS Tax-Exempt Fund and Victory RS High Income Municipal Bond Fund) whose name suggests that the Fund focuses its investments in a particular type of investment or investments, or in investments in a particular industry or group of industries, and that has adopted a policy under Rule 35d-1 under the 1940 Act, the Fund’s policy to invest at least 80% of its net assets in certain investments may be changed by the Trustees upon at least 60 days’ prior written notice to shareholders. The Victory RS Tax-Exempt Fund’s policy to invest at least 80% of its net assets in tax-exempt municipal obligations and the Victory RS High Income Municipal Bond Fund’s policy to invest at least 80% of its net assets in tax-exempt municipal obligations (which may include obligations that pay interest subject to the federal alternative minimum tax (“AMT”)) cannot be changed without the approval of the applicable Fund’s shareholders. References in the discussion of these Funds’

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investment policies to 80% of a Fund’s net assets refer to that percentage of the aggregate of the Fund’s net assets and the amount, if any, of borrowings by the Fund for investment purposes.

Subject to the limitations set forth herein and in the Prospectus, each Fund’s portfolio manager may, in its discretion, at any time, employ any of the following practices, techniques or instruments for the Funds. The Funds may, following notice to their shareholders, take advantage of other investment practices that presently are not contemplated for use by the Funds or that currently are not available but that may be developed, to the extent such investment practices are both consistent with a Fund’s investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in the Prospectus and this SAI. For purposes of this SAI, the Victory RS Focused Opportunity Fund, Victory RS Focused Growth Opportunity Fund, Victory RS Partners Fund, Victory RS Value Fund, Victory RS Large Cap Alpha Fund, Victory RS Investors Fund, Victory Global Natural Resources Fund, Victory RS Small Cap Growth Fund, Victory RS Select Growth Fund, Victory RS Mid Cap Growth Fund, Victory RS Growth Fund, Victory RS Science and Technology Fund, Victory RS Small Cap Equity Fund, Victory RS International Fund, Victory RS Global Fund, Victory RS Emerging Markets Fund, Victory RS Emerging Markets Small Cap Fund and Victory RS China Fund and are referred to as the “Equity Funds,” while the Victory INCORE Investment Quality Bond Fund, Victory INCORE Low Duration Bond Fund, Victory High Yield Fund, Victory Tax-Exempt Fund, Victory High Income Municipal Bond Fund, Victory Floating Rate Fund and Victory Strategic Income Fund are referred to as the “Bond Funds.”

Fundamental Investment Policies and Limitations of the Funds.

The following investment limitations are fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding shares, as defined under the 1940 Act.

1. Senior Securities.

Each Fund may not issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

The Securities and Exchange Commission (the “SEC”) takes the position that transactions that have the effect of increasing the leverage of the capital structure of a fund are the economic equivalent of borrowing, and they can be viewed as a type of borrowing known as a “senior security” for purposes of the 1940 Act. Examples of such transactions and trading practices include reverse repurchase agreements; mortgage-dollar-roll transactions; selling securities short (other than selling short “against the box”); buying and selling certain derivatives contracts, such as futures contracts; writing or selling put and call options; engaging in sale-buybacks; firm commitment and standby commitment agreements; when-issued, delayed delivery and forward commitment transactions; and other similar transactions. A transaction will not be considered to constitute the issuance by a fund of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% minimum asset coverage requirement otherwise applicable to borrowings by a fund, if the fund maintains an offsetting financial position by segregating liquid assets (as determined by the adviser under the general oversight of the fund board) at least equal to the value of the fund’s potential economic exposure as measured daily on a mark-to-market basis; or otherwise “covers” the transaction in accordance with applicable SEC guidance (collectively defined as “covers” the transaction). In order to comply with the applicable regulatory requirements regarding cover, a fund may be required to buy or sell securities at a disadvantageous time or when the prices then available are deemed disadvantageous. In addition, segregated assets may not be readily available to satisfy redemption requests or for other purposes.

2. Underwriting.

Each Fund may not underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities.

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3. Borrowing.

Each Fund may not borrow money, except as permitted under the 1940 Act, or by order of the SEC and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

A Fund’s ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no action letters, interpretations, and other pronouncements issued from time to time by regulatory authorities, including the SEC and its staff. Under the 1940 Act, a Fund is required to maintain continuous asset coverage (that is, total assets including the proceeds of borrowings, less liabilities excluding borrowings) of not less than 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary purposes. Any borrowings for temporary purposes in excess of 5% are subject to the minimum 300% asset coverage requirement. If the value of the assets set aside to meet the 300% asset coverage were to decline below 300% due to market fluctuations or other causes, a Fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and comply with the 300% minimum asset coverage requirement, even in circumstances where it is considered disadvantageous from an investment perspective to sell securities at that time or at the prices then available.

4. Real Estate.

Each Fund may not purchase or sell real estate unless acquired as a result of direct ownership of securities or other instruments. This restriction shall not prevent the Funds from investing in the following: (i) securities or other instruments backed by real estate; (ii) securities of real estate operating companies; or (iii) securities of companies engaged in the real estate business, including real estate investment trusts. This restriction does not preclude the Fund from buying securities backed by mortgages on real estate or securities of companies engaged in such activities.

5. Lending.

Each Fund may not make loans, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

Generally, the 1940 Act prohibits loans if a fund’s investment policies do not permit loans, and if the loans are made, directly or indirectly, to persons deemed to control or to be under common control with the registered investment company.

6. Commodities.

Each Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options, futures contracts or other derivatives instruments, or from investing in securities or other instruments backed by physical commodities).

7. Diversification.

Each Fund, except the Victory RS Investors Fund and Victory Global Natural Resources Fund, is a diversified investment company. The Victory RS Investors Fund Victory Global Natural Resources Fund are each a non-diversified fund.

Under the 1940 Act a Fund’s sub-categorization as a diversified fund is fundamental policy. Diversified under the 1940 Act is defined to mean that the Fund may not (as to 75% of the Fund’s total assets) purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities and securities of other investment companies) if as a result (i) more than 5% of the Fund’s total assets (taken at current value) would then be invested in securities of a single issuer or (ii) more than 10% of the outstanding voting securities of that issuer would be held by the Fund.

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8.  Concentration.

Each Fund, except the Victory Global Natural Resources Fund and the Victory RS Science and Technology Fund, may not concentrate its investments in a particular industry, as the term “concentration” is used in the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

The Victory Global Natural Resources Fund will concentrate its investments in any one or more natural resources industries, as described in the Fund’s Prospectus at the time.

The Victory RS Science and Technology Fund will concentrate its investments in any one or more science and/or technology industries.

For purposes of the 1940 Act, “concentration” means investing more than 25% of a Fund’s net assets in a particular industry or a specified group of industries.  For purposes of the Funds’ fundamental policy on concentration, (1) loan participations will be considered investments in the industry of the underlying borrower, rather than that of the seller of the loan participation, (2) municipal obligations are not considered a separate industry, and (3) for purposes of calculating concentration of investments in the utility and finance categories, each Fund will operate as follows: neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of the Fund’s concentration policy (i.e., finance companies will be considered a part of the industry they finance and utilities will be divided according to the types of services they provide).

Additional Fundamental Policies for the Victory Tax-Exempt Fund and the Victory High Income Municipal Bond Fund

As a matter of fundamental policy, under normal circumstances at least 80% of the value of (1) the Victory Tax-Exempt Fund’s net assets will be invested in tax-exempt municipal obligations, and (2) the Victory High Income Municipal Bond Fund’s net assets will be invested in tax-exempt municipal obligations (which may include obligations that pay interest subject to the AMT).

Non-Fundamental Investment Policies and Limitations of the Funds.

The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Trustees.

1.  Illiquid Securities.

No Fund may invest more than 15% of its net assets in illiquid securities.

Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and, in the usual course of business, at approximately the price at which a Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions or limitations on resale under the Securities Act shall not be deemed illiquid solely by reason of being unregistered. Victory Capital Management Inc., the Fund’s investment adviser, under oversight of the Board, determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

2. Other Investment Companies.

No Fund may purchase the securities of any registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(G) or Section 12(d)(1)(F) of the 1940 Act, which permits operation as a “fund of funds.”

Except as provided in the next paragraph, each Fund may not: (1) invest more than 5% of its total assets in the securities of any one investment company; (2) own more than 3% of the securities of any one investment company; or (3) invest more than 10% of its total assets in the securities of other investment companies.

SAI-7

Each Fund may purchase and redeem shares issued by a money market fund without limit, provided that either: (1) the acquiring Fund pays no “sales charge” or “service fee” (as each of those terms is defined in the FINRA Conduct Rules); or (2) the Adviser waives its advisory fee in an amount necessary to offset any such sales charge or service fee.

INVESTMENT PRACTICES, INSTRUMENTS AND RISKS

In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectus, each Fund may, but will not necessarily, employ other investment practices and may be subject to additional risks which are described further below. Because the following is a combined description of investment strategies and risks for all of the Funds, certain strategies and/or risks described below may not apply to your Fund. Unless a strategy or policy described below is specifically prohibited with respect to a particular Fund by the investment restrictions listed in the Prospectus, under “Investment Policies and Limitations of the Funds” in this SAI, or by applicable law, a Fund may, but will not necessarily, engage in each of the practices described below.

The Funds may, following notice to their shareholders, take advantage of other investment practices that presently are not contemplated for use by the Funds or that currently are not available but that may be developed, to the extent such investment practices are both consistent with a Fund’s investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in the Prospectus and this SAI.

Victory Capital serves as investment adviser to the Funds.  Victory Capital and a Fund’s sub-adviser, if applicable, are each referred to in this section as an “Adviser.”

Lower-Rated Debt Securities

A Fund may purchase lower-rated debt securities, sometimes referred to as “junk bonds.” For all of the Funds, a security will be considered to be below investment grade if it is rated Ba1 by Moody’s Investors Service, Inc. (“Moody’s”) and BB+ by Standard & Poor’s Ratings Group (“S&P”), or lower, or if unrated, has been determined by the Adviser to be of comparable quality. See Appendix A for a description of these ratings.

The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values a Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund may be unable at times to establish the fair market value of such securities. The rating assigned to a security by Moody’s or S&P does not reflect an assessment of the volatility of the security’s market value or of the liquidity of an investment in the security.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of a Fund’s fixed-income securities. Conversely, during periods of rising interest rates, the value of a Fund’s fixed-income securities generally will decline. Securities with floating interest rates (which are typically lower-rated securities) generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. However, extreme increases in prevailing interest rates may cause an increase in floating rate security issuer defaults, which may cause a further decline in a Fund’s value. A decrease in interest rates could adversely affect the income earned by a Fund from its floating rate securities. In addition, the values of lower-rated securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the values of portfolio securities generally will not affect cash income derived from such securities, but will affect the Fund’s NAV.

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Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Certain of the lower-rated securities in which a Fund may invest are issued to raise funds in connection with the acquisition of a company, in so-called “leveraged buy-out” transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.

Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell lower-rated securities or may be able to sell such securities only at prices lower than might otherwise be available. In many cases, lower-rated securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s NAV. In order to enforce its rights in the event of a default under lower-rated securities, a Fund may be required to take possession of and manage assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses and adversely affect the Fund’s NAV. A Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings. In addition, the Funds’ intention to qualify as “regulated investment companies” under the Code may limit the extent to which a Fund may exercise its rights by taking possession of such assets.

Certain securities held by a Fund may permit the issuer at its option to “call,” or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Lower rated securities may be subject to certain risks not typically associated with “investment grade” securities, such as the following: (1) reliable and objective information about the value of lower rated obligations may be difficult to obtain because the market for such securities may be thinner and less active than that for investment grade obligations; (2) adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower than investment grade obligations, and, in turn, adversely affect their market; (3) companies that issue lower rated obligations may be in the growth stage of their development, or may be financially troubled or highly leveraged, so they may not have more traditional methods of financing available to them; (4) when other institutional investors dispose of their holdings of lower rated debt securities, the general market and the prices for such securities could be adversely affected; and (5) the market for lower rated securities could be impaired if legislative proposals to limit their use in connection with corporate reorganizations or to limit their tax and other advantages are enacted.

Contingent Capital Notes

Contingent capital notes are typically issued by banks or other financial institutions. They may be subordinated to claims of depositors and general creditors of the issuing bank or financial institution, and their principal amounts may be temporarily or permanently reduced (written down) in whole or in part if the issuer experiences financial difficulty or otherwise fails or ceases to meet specified financial standards. Because of this write-down feature and other aspects of their structure, contingent capital notes are subject to the risk of loss of principal, and investors may lose some or all of the value of their investments based on changes in the financial condition of the notes’ issuers.

Options

A Fund may purchase and sell put and call options on its portfolio securities to enhance investment performance and to protect against changes in market prices. There is no assurance that a Fund’s use of put and call options will achieve its desired objective, and a Fund’s use of options may result in losses to the Fund.

Covered call options. A Fund may write covered call options (as defined below) on its securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

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A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is “covered” if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

A Fund will receive a premium from writing a call option, which increases the Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security.

In return for the premium received when it writes a covered call option, a Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund’s cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

A Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. A Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Covered put options. A Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option may be “covered” if the writer earmarks or otherwise segregates liquid assets equal to the price to be paid if the option is exercised minus margin on deposit.

In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, a Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

Purchasing put and call options. A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must

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rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

A Fund may also purchase put and call options to attempt to enhance its current return.

Options on foreign securities. It is expected that risks related to options on foreign securities will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the United States. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the United States.

Options on securities indices. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount.” This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.”

Price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of a securities index and, therefore, a Fund bears the risk of a loss on a securities index option which is not completely offset by movements in the price of such securities. Because securities index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on a specific security, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding underlying securities. A Fund may, however, cover call options written on a securities index by holding a mix of securities which substantially replicate the movement of the index or by holding a call option on the securities index with an exercise price no higher than the call option sold.

A Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. A Fund may also allow such options to expire unexercised.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

Risks involved in the sale of options. The successful use of a Fund’s options strategies depends on the ability of an Adviser to forecast correctly interest rate and market movements. For example, if a Fund were to write a call option based on an Adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on an Adviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change.

The effective use of options also depends on a Fund’s ability to terminate option positions. There is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become

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temporarily unavailable if unusual events — such as volume in excess of trading or clearing capability — were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. A Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option’s expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter (“OTC”) options purchased by a Fund and assets held to cover OTC options written by a Fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the Fund’s ability to invest in illiquid securities.

Special Expiration Price Options. Certain of the Funds may purchase OTC puts and calls with respect to specified securities (“special expiration price options”) pursuant to which the Funds in effect may create a custom index relating to a particular industry or sector that an Adviser believes will increase or decrease in value generally as a group. In exchange for a premium, the counterparty, whose performance is guaranteed by a broker-dealer, agrees to purchase (or sell) a specified number of shares of a particular stock at a specified price and further agrees to cancel the option at a specified price that decreases straight line over the term of the option. Thus, the value of the special expiration price option is comprised of the market value of the applicable underlying security relative to the option exercise price and the value of the remaining premium. If the value of the underlying security increases (or decreases) by a prenegotiated amount, however, the special expiration price option is canceled and becomes worthless. A portion of the dividends during the term of the option are applied to reduce the exercise price if the options are exercised. Brokerage commissions and other transaction costs will reduce these Funds’ profits if the special expiration price options are exercised. A Fund will not purchase special expiration price options with respect to more than 25% of the value of its net assets, and will limit premiums paid for such options in accordance with state securities laws.

Swap Contracts

Certain of the Funds may invest in credit default swaps and credit default index investments. Credit derivatives allow a Fund to manage credit risk through buying and selling credit protection on specific issuers or a basket of issuers. In a credit default swap, one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by one or more third parties, such as a U.S. or foreign issuer or basket of such issuers, on their obligations. For example, as a purchaser of protection in a credit default swap, a Fund may pay a premium in return for the right to put specified bonds or loans to the counterparty upon issuer default (or similar events) at their par (or other agreed-upon) value.

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As a purchaser in a credit default swap, a Fund would have the risk that the investment might expire worthless. It also would involve counterparty risk — the risk that the counterparty may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event). In addition, as a purchaser in a credit default swap, the Fund’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying obligation. As a seller of protection in a credit default swap, a Fund would in effect take a long position in the underlying security, since it would be obligated to purchase the security from its counterparty upon issuer default or similar events.

In addition, certain of the Funds may enter into interest rate swaps. Interest rate swaps involve the exchange between two parties of their respective commitments to pay or receive interest. For example, the Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty pay a floating rate multiplied by the same notional amount. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different interest indexes or rates, even if the parties do not own the underlying instruments. The function of interest rate swaps is generally to increase or decrease a Fund’s exposure to long or short-term interest rates. For example, a Fund may enter into an interest rate swap transaction to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.

Fixed Income Total Return Swaps. Generally, a total return swap is an agreement between two parties, pursuant to which one pays (and the other receives) an amount equal to the total return of an underlying reference asset in exchange for a regular payment, at a fixed or floating rate or the total rate of return of another financial instrument.  The payment amount typically includes, among other things, income and capital gains distributions, principal repayment or credit losses.  Underlying reference assets typically include, among other things, a note, bond or a securities index. The Fund may take either side in a total return swap.  That is, the Fund may receive or pay the total return on the underlying reference asset. A fixed income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (for example, U.S. investment grade bonds, high yield bonds or emerging market bonds). A fixed income total return swap is similar to other kinds of swaps, such as interest rate swaps involving payment streams that are exchanged between a fund and the counterparty.

Financial Futures Contracts

A Fund may enter into interest rate futures contracts and securities index futures contracts (collectively referred to as “financial futures contracts”) for hedging or other purposes. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument during a specified future period at a specified price. Securities index futures contracts, which are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made, are similar in economic effect, but they are based on a specific index of securities (rather than on specified securities) and are settled in cash.

The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor’s 100 Stock Index (the “S&P 100 Index”) is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (the “NYSE”). The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. There are special risks associated with entering into financial futures contracts. The skills needed to use financial futures contracts effectively are different from those needed to select a Fund’s investments.

There may be an imperfect correlation between the price movements of financial futures contracts and the price movements of the securities in which a Fund invests. There is also a risk that a Fund will be unable to close a futures position when desired because there is no liquid secondary market for it.

The risk of loss in trading financial futures can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movements in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a Fund. It is possible for a price-related loss to exceed the amount of a Fund’s margin deposit.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities at expiration, in most cases the contractual commitment is closed out before expiration. The offsetting of a contractual

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obligation is accomplished by purchasing (or selling as the case may be) on a commodities or futures exchange an identical financial futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. A Fund will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. If a liquid secondary market does not exist when a Fund wishes to close out a financial futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements.

Margin Payments. When a Fund purchases or sells a futures contract, it is required to deposit with its futures commission merchant or other clearing broker an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

Subsequent payments are received or made by a Fund, depending on the daily fluctuations in the values of the contract, in a process known as “marking to market.” These payments are called “variation margin.” For example, when a Fund sells a futures contract and the price of the underlying index rises above the delivery price, the Fund’s position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract.

When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Options on Financial Futures Contracts. A Fund may purchase and write call and put options on financial futures contracts. An option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Special Risks of Transactions in Futures Contracts and Related Options. Financial futures contracts entail risks. If an Adviser’s judgment about the general direction of interest rates or markets is wrong, the Fund’s overall performance may be poorer than if no financial futures contracts had been entered into. For example, in some cases, securities called for by a financial futures contract may not have been issued at the time the contract was written. In addition, the market prices of financial futures contracts may be affected by certain factors.

Liquidity Risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

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The ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that a Fund would have to exercise the options in order to realize any profit.

Hedging Risks. There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or movements in the prices of a Fund’s securities which are the subject of a hedge. This risk may be reduced by purchasing and selling, to the extent possible, futures contracts and related options on securities and indexes the movements of which will generally correlate closely with movements in the prices of the underlying securities or index and the Fund’s portfolio securities sought to be hedged.

Successful use of futures contracts and options by a Fund for hedging purposes is also subject to an Adviser’s ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in the value of its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by an Adviser still may not result in a successful hedging transaction over a very short time period.

Other Risks. A Fund will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

The risks associated with purchasing and writing put and call options on financial futures contracts can be influenced by the market for financial futures contracts. An increase in the market value of a financial futures contract on which the Fund has written an option may cause the option to be exercised. In this situation, the benefit to a Fund would be limited to the value of the exercise price of the option and, if a Fund closes out the option, the cost of entering into the offsetting transaction could exceed the premium the Fund initially received for writing the option. In addition, a Fund’s ability to enter into an offsetting transaction depends upon the market’s demand for such financial futures contracts. If a purchased option expires unexercised, a Fund would realize a loss in the amount of the premium paid for the option.

Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the U.S. Commodity Futures Trading Commission (the “CFTC”). Accordingly, neither the Funds nor the Adviser (with respect to the Funds) is subject to registration or regulation as a “commodity pool operator” under the CEA. Each Fund’s ability to invest in certain financial instruments regulated under the CEA (“commodity interests”) (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Adviser’s intention to operate the Fund in a manner that would permit the Fund to continue to claim the exclusion under Rule 4.5, which may adversely affect the Fund’s total return. In the event a Fund becomes unable to rely on the exclusion

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in Rule 4.5 and the Adviser is required to register with the CFTC as a commodity pool operator with respect to a Fund, the Fund’s expenses may increase, adversely affecting that Fund’s total return.

Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, particularly in the energy markets, new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. Additional measures are under active consideration and as a result there may be further actions that adversely affect the regulation of the instruments in which the Funds invest.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks, and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted, or exchanged.

The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security.

A Fund’s investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, a Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

A Fund’s investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. A Fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Fund.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed or mortgage-backed securities depends on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on

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the underlying assets. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans and is likely to experience substantial prepayments.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event, a Fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage, and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.

Adjustable rate mortgage securities (“ARMs”), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods.

The Fund may also invest in hybrid ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of locking in attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock in attractive rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Funds.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for mortgage-backed securities. In addition, because certain asset-backed securities do not have the benefit of a security interest in the underlying assets, these asset-backed securities present certain additional risks that are not present with asset-backed securities that do have the

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benefit of a security interest, such as mortgage-backed securities. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a Fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor.

Asset-backed securities may be collateralized by the fees earned by service providers. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for certain investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only (“IO”) class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on a Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only (“PO”) securities tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.

Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults or the increased risk of default.

Federal, state, and local government officials and representatives as well as certain private parties have proposed actions to assist homeowners who own or occupy property subject to mortgages. Certain of those proposals involve actions that would likely affect the mortgages that underlie or relate to certain mortgage-backed securities, including securities or other instruments which a Fund may hold or in which it may invest. Some of those proposals include, among other things, lowering or forgiving principal balances; forbearing, lowering or eliminating interest payments; or utilizing eminent domain powers to seize mortgages, potentially for below market compensation. The prospective or actual implementation of one or more of these proposals may significantly and adversely affect the value and liquidity of securities held by a Fund and could cause a Fund’s NAV to decline, potentially significantly. Significant uncertainty remains in the market concerning the resolution of these issues; the range of proposals and the potential implications of any implemented solution are impossible to predict.

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Collateralized Mortgage Obligations (CMOs) and Multiclass Pass-Through Securities

CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs may be collateralized by Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”), or Federal Home Loan Mortgage Corporation (“Freddie Mac”) certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively hereinafter referred to as “Mortgage Assets”). Mortgage Assets may be collateralized by commercial or residential uses. Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, may require a Fund to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by federal agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of mortgage pass-through securities may elect to be treated as a Real Estate Mortgage Investment Conduit (“REMIC”). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. Although CMOs and REMICs differ in certain respects, the characteristics of CMOs described below apply in most cases to REMICs, as well.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a tranche, is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly, or semiannual basis. Certain CMOs may have variable or floating interest rates and others may be stripped mortgage securities.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on other mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

Government Mortgage Pass-Through Securities

A Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans purchased from individual lenders by an agency, instrumentality, or sponsored corporation of the U.S. Government (“Federal Agency”) or originated by private lenders and guaranteed, to the extent provided in such securities, by a Federal Agency. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at payments (not necessarily in fixed amounts) that are a pass-through of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The government mortgage pass-through securities in which a Fund may invest include those issued or guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac. Ginnie Mae certificates are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. Fannie Mae is a federally chartered, privately owned corporation and Freddie Mac is a corporate instrumentality of the United States. Fannie Mae and Freddie Mac certificates are not backed by the full faith and credit of the United States but the issuing agency or

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instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.

Certificates for these types of mortgage-backed securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, modified pass-through instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

The Housing and Economic Recovery Act of 2008 (“HERA”) authorized the Secretary of the Treasury to support Fannie Mae, Freddie Mac, and the Federal Home Loan Banks (“FHLBs”) (collectively, the “GSEs”) by purchasing obligations and other securities from those government-sponsored enterprises. HERA gave the Secretary of the Treasury broad authority to determine the conditions and amounts of such purchases.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers, and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for Fannie Mae and Freddie Mac. There may be proposals from the U.S. Congress or other branches of the U.S. Government regarding the conservatorship, including regarding reforming Fannie Mae and Freddie Mac or other GSEs or winding down their operations, which may or may not come to fruition. There can be no assurance that such proposals, even those that are not adopted, will not adversely affect the values of a Fund’s assets.

In connection with the conservatorship, the U.S. Treasury, exercising powers granted to it under HERA, entered into senior preferred stock purchase agreements (“SPSPA”) with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of Fannie Mae and Freddie Mac to maintain a positive net worth in each enterprise. Each agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. On December 24, 2009, the U.S. Treasury announced further amendments to the SPSPAs which included additional financial support for each GSE through the end of 2012 and changes to the limits on their retained mortgage portfolios. Although legislation has been enacted to support certain GSEs, including the FHLBs, Freddie Mac, and Fannie Mae, there is no assurance that GSE obligations will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory, or economic changes that could impact the GSEs and the values of their related securities or obligations.

Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The SPSPAs are intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of HERA, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of Fannie Mae or Freddie Mac because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for Fannie Mae or Freddie Mac, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such

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liability could be satisfied only to the extent of Fannie Mae’s or Freddie Mac’s available assets. The future financial performance of Fannie Mae and Freddie Mac is heavily dependent on the performance of the U.S. housing market.

In the event of repudiation, the payments of interest to holders of Fannie Mae or Freddie Mac mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by Fannie Mae and Freddie Mac under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for Fannie Mae and Freddie Mac mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of Fannie Mae or Freddie Mac, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace Fannie Mae or Freddie Mac as trustee if the requisite percentage of mortgage-backed security holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which Fannie Mae or Freddie Mac is a party, or obtain possession of or exercise control over any property of Fannie Mae or Freddie Mac, or affect any contractual rights of Fannie Mae or Freddie Mac, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

Trust-Preferred Securities

Trust-preferred (or “capital”) securities, which are issued by entities such as special purpose bank subsidiaries, currently are permitted to treat the interest payments as a tax-deductible cost. Capital securities, which have no voting rights, have a final stated maturity date and a fixed schedule for periodic payments. In addition, capital securities have provisions which afford preference over common and preferred stock upon liquidation, although the securities are subordinated to other, more senior debt securities of the same issuer. The issuers of these securities retain the right to defer interest payments for a period of up to five years, although interest continues to accrue cumulatively. The deferral of payments may not exceed the stated maturity date of the securities themselves. The non-payment of deferred interest at the end of the permissible period will be treated as an incidence of default. At the present time, the Internal Revenue Service (the “IRS”) treats capital securities as debt. In the event that the tax treatment of interest payments of these types of securities is modified, a Fund will reconsider the appropriateness of continued investment in these securities.

Some of a Fund’s investments may have variable interest rates. When an instrument provides for periodic adjustments to its interest rate, fluctuations in principal value may be minimized. However, changes in the coupon rate can lag behind changes in market rates, which may adversely affect a Fund’s performance.

Income Deposit Securities

Each income deposit security (“IDS”) represents two separate securities, shares of common stock and subordinated notes issued by the same company, that are combined into one unit that trades like a stock on an exchange. Holders of IDSs receive dividends on the common shares and interest at a fixed rate on the subordinated notes to produce a blended yield. An IDS is typically listed on a stock exchange, but the underlying securities typically are not listed on the exchange until a period of time after the listing of the IDS or upon the occurrence of certain events (e.g., a

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change of control of the issuer of the IDS). When the underlying securities are listed, the holders of IDSs generally have the right to separate the components of the IDSs and trade them separately.

There may be a thinner and less active market for IDSs than that available for other securities. The value of an IDS will be affected by factors generally affecting common stock and subordinated debt securities, including the issuer’s actual or perceived ability to pay interest and principal on the notes and pay dividends on the stock.

The U.S. federal income tax treatment of IDSs is not entirely clear and there is no authority that directly addresses the tax treatment of securities with terms substantially similar to IDSs. Among other things, although it is expected that the subordinated notes portion of an IDS will be treated as debt, if it is characterized as equity rather than debt, then interest paid on the notes could be treated as dividends (to the extent paid out of the issuer’s earnings and profits). Such dividends would not likely qualify for favorable long-term capital gains rates currently available to dividends on other types of equity.

Indexed Securities

Certain of the Funds may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security whose price characteristics are similar to a put option on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity or other instrument to which they are indexed, and also may be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Dollar Roll and Reverse Repurchase Transactions

In a dollar roll transaction, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. In a dollar roll, the securities that are to be purchased will be of the same type and have the same interest rate as the sold securities, but will be supported by different pools of mortgages. A Fund that engages in a dollar roll forgoes principal and interest paid on the sold securities during the roll period, but is compensated by the difference between the current sales price and the lower forward price for the future purchase. In addition, a Fund earns interest by investing the transaction proceeds during the roll period.

Certain of the Funds may enter into mortgage-dollar-roll transactions in which a Fund buys mortgage-backed securities from a dealer pursuant to a to be announced (“TBA”) transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. A Fund that engages in such a transaction continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. A Fund may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed-delivery arrangements.

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In a reverse repurchase agreement transaction, a Fund sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price. During the period between the sale and the forward purchase, the Fund will continue to receive principal and interest payments on the securities sold. A Fund may also receive interest income similar to that received in the case of dollar rolls.

A Fund will normally use the proceeds of dollar roll and reverse repurchase agreement transactions to maintain offsetting positions in securities or repurchase agreements that mature on or before the settlement date for the related dollar roll or reverse repurchase agreement. The market value of securities sold under a reverse repurchase agreement or dollar roll is typically greater than the amount to be paid for the related forward commitment. Reverse repurchase agreements and dollar rolls involve the risk that the buyer of the sold securities might be unable to deliver them when a Fund seeks to repurchase the securities. If the buyer files for bankruptcy or becomes insolvent, such buyer or its representative may ask for and receive an extension of time to decide whether to enforce the Fund’s repurchase obligation. A Fund’s use of the transaction proceeds may be restricted pending such decision.

Whenever a Fund enters into a dollar roll or reverse repurchase agreement transaction, it will earmark or otherwise segregate liquid assets equal to the forward commitment or repurchase obligation (principal plus accrued interest), as applicable. Earmarking or otherwise segregating assets may limit a Fund’s ability to pursue other investment opportunities. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, dollar rolls and reverse repurchase agreements will involve leverage.

When-Issued or Delayed-Delivery Transactions

In when-issued or delayed-delivery transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued or delayed-delivery basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because the Fund is not required to pay for when-issued or delayed-delivery securities until the delivery date, they may result in a form of leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract.

Loans

Certain of the Funds may invest in loans including, for example, corporate loans, loan participations, direct debt, bank debt and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. Alternatively, a Fund may invest in loans through novations, assignments and participating interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan or acquires a participation interest in a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor or participating institution to demand payment and enforce rights under the loan. (There may be one or more assignors or participating institutions prior in time to the Fund.)

Loans in which a Fund may invest are subject generally to the same risks as debt securities in which the Fund may invest. In addition, loans in which a Fund may invest, including bridge loans, are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities, including bridge loans. A significant portion of the loans purchased by a Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. Further, loans and other forms of direct indebtedness may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud and misrepresentation protections of the federal securities laws.

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Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loans in secondary markets. As a result, a Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

If a Fund only acquires a participation in the loan made by a third party, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan. In addition, a Fund may have to rely on the lender that sold the participation to demand and receive payments in respect of the loans, and to pay those amounts on to the Fund; the Fund will be subject to the risk that the lender that sold the participation may be unwilling or unable to do so. In such a case, the Fund would not likely have any rights over against the borrower directly.

Certain of the loans acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. A Fund may be required to fund such advances at times and in circumstances where the Fund might not otherwise choose to make a loan to the borrower.

The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, a Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. If a secured loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, under legal theories of lender liability, a Fund potentially might be held liable as a co-lender.

Repurchase Agreements

A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. The value of the underlying securities in such transactions will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate.

To the extent that a Fund has invested a substantial portion of its assets in repurchase agreements, the Fund’s investment return on such assets, and potentially the Fund’s ability to achieve its investment objectives, will depend on the counterparties’ willingness and ability to perform their obligations under the repurchase agreements.

U.S. Government Agency and Instrumentality Securities

U.S. government agency securities are debt obligations issued by agencies or authorities controlled by and acting as instrumentalities of the U.S. government established under authority granted by Congress. U.S. government agency obligations include, but are not limited to, those issued by the Bank for Co-operatives, FHLBs, Federal Intermediate Credit Banks, and Fannie Mae. U.S. government instrumentality obligations include, but are not limited to, those issued by the Export-Import Bank and Farmers Home Administration. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others, by the right of the issuer to borrow from the Treasury; others, by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality. No assurance can be given that the U.S. government will provide financial support to such U.S. government sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. To the extent a Fund invests in U.S. government securities that are not backed by the full faith and credit of the U.S. Treasury, such investments may involve a greater risk of loss of principal and interest since the Fund must look principally or solely to the issuing or guaranteeing agency or instrumentality for repayment.

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U.S. Treasury Bills. U.S. Treasury Bills are issued with maturities of up to one year. Three month bills are currently offered by the Treasury on a 13-week cycle and are auctioned each week by the Treasury. Bills are issued in bearer form only and are sold only on a discount basis, and the difference between the purchase price and the maturity value (or the resale price if they are sold before maturity) constitutes the interest income for the investor.

Certificates of Deposit. Certificates of deposit are negotiable receipts issued by a bank or savings and loan association in exchange for the deposit of funds. A certificate of deposit earns a specified rate of return over a definite period of time. Normally a certificate can be traded in a secondary market prior to maturity. Eurodollar certificates of deposit (“Euro CDs”) are U.S. dollar-denominated deposits in banks outside the U.S. Eurodollar deposits in foreign branches of U.S. banks are the legal equivalent of domestic deposits, but are not covered by FDIC insurance. Yankee certificates of deposit (“Yankee CDs”) are U.S. dollar-denominated deposits issued and payable by U.S. branches of foreign banks. Foreign securities (i.e., Euro CDs and Yankee CDs) may be affected by political, social and economic developments abroad. Foreign companies and foreign financial institutions may not be subject to accounting standards or governmental supervision comparable to their U.S. counterparts, and there may be less public information about their operations. Foreign markets may be less liquid or more volatile than U.S. markets and may offer less protection to investors. Foreign countries may impose withholding or other taxes on interest income from investments in securities issued there, or may enact confiscatory taxation provisions targeted to certain investors. The time period for settling transactions in foreign securities may be longer than the time period permitted for the settlement of domestic securities transactions. In addition, the market prices for foreign securities are not determined at the same time of day as the NAV for the Fund’s shares. It may be difficult to obtain and enforce judgments against foreign entities, and the expenses of litigation are likely to exceed those which would be incurred in the United States.

Commercial Paper. Commercial paper is generally defined as unsecured short-term notes issued in bearer form by large, well-known corporations and finance companies. Maturities on commercial paper range from a few days to nine months. Commercial paper is also sold on a discount basis.

Bankers Acceptances. Bankers acceptances generally arise from short-term credit arrangements designed to enable businesses to obtain funds in order to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.

Securities Lending

A Fund may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities of any Fund loaned will not at any time exceed one-third (or such other lower limit as established from time to time) of the total assets of the Fund. In addition, it is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by a Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund will not lend portfolio securities to borrowers affiliated with the Fund.

Short Sales

Short sales are transactions in which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is

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required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will typically be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales, including the cost of making the lender whole for any dividends or interest paid on the securities during the period of the loan.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will generally realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by a Fund over the price at which it was sold short will result in a loss to the Fund. There can be no assurance that a Fund will be able to close out the position at any particular time or at an acceptable price. There is no limit on the amount of money a Fund may lose on a short sale.

A Fund’s ability to engage in short sales may from time to time be limited or prohibited because of the inability to borrow certain securities in the market, legal restrictions on short sales, or other reasons.

Foreign Investments

Investments in foreign securities may involve considerations different from investments in domestic securities due to limited publicly available information, non-uniform accounting standards, lower trading volume and possible consequent illiquidity, greater volatility in price, the possible imposition of withholding or confiscatory taxes, the possible adoption of foreign governmental restrictions affecting the payment of principal and interest, expropriation of assets, nationalization, or other adverse political or economic developments. Foreign companies may not be subject to auditing and financial reporting standards and requirements comparable to those which apply to U.S. companies. Foreign brokerage commissions and other fees are generally higher than in the United States. It may be more difficult to obtain and enforce a judgment against a foreign issuer. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund’s assets held abroad) and expenses not present in the settlement of domestic investments. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those foreign countries.

In addition, to the extent that a Fund’s foreign investments are not U.S. dollar-denominated, the Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations and may incur costs in connection with conversion between currencies.

Several foreign governments permit investments by non-residents only through participation in certain specifically organized investment companies. Subject to the provisions of the 1940 Act, a Fund may invest in the shares of such other investment companies.

In addition, certain of the Funds may also invest a portion of their assets in unit trusts organized in the United Kingdom (which are analogous to United States mutual funds) and which invest in smaller foreign markets than those in which a Fund would ordinarily invest directly.

Developing Countries. The considerations noted above for foreign investments generally are intensified for investments in developing countries. These risks include (i) volatile social, political, and economic conditions; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) the existence of national policies which may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain developing countries, of a capital market structure or market-oriented economy; (vii) economies based on only a few industries; (viii) the possibility that recent favorable economic developments in certain developing

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countries may be slowed or reversed by unanticipated political or social events in such countries; and (ix) in certain emerging markets, systems of share registration and custody that create certain risks of loss (including the risk of total loss) that are not normally associated with investments in other securities markets.

Investing through Stock Connect. Certain of the Funds may invest in developing markets through trading structures or protocols that subject them to the risks described above (such as risks associated with illiquidity, custody of assets, different settlement and clearance procedures, asserting legal title under developing legal and regulatory regimes and other risks) to a greater degree than in developed markets or even other developing markets. For example, a Fund may invest in certain eligible Chinese securities (“China A-Shares”) listed and traded on Chinese stock exchanges such as the Shanghai Stock Exchange (“SSE”) through the Hong Kong — Shanghai Stock Connect (“Stock Connect”) program. Stock Connect is a securities trading and clearing program developed by the Hong Kong Stock Exchange (“SEHK”), SSE, Hong Kong Securities Clearing Company Limited and China Securities Depository and Clearing Corporation Limited for the establishment of mutual market access between SEHK and SSE. Stock Connect is subject to regulations promulgated by regulatory authorities for both SSE and SEHK. Further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely affect Stock Connect and the value of the China A-Shares held by a Fund. There is no guarantee that the systems required to operate Stock Connect will function properly or that both exchanges will continue to support Stock Connect in the future. Because Stock Connect is a new program that commenced operations in November 2014, the actual effect on the market for trading China A-Shares with the introduction of large numbers of foreign investors through Stock Connect is unknown.

Although trading through Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to the aggregate volume of trading on Stock Connect, which may restrict or preclude a Fund’s ability to invest in Stock Connect securities. In addition, Stock Connect securities generally may not be sold, purchased or otherwise transferred other than through Stock Connect pursuant to the program’s rules, which may further subject a Fund to liquidity risk in respect of China A-Shares. Stock Connect can only operate when both Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As a result, if either or both of these markets are closed on a U.S. trading day, a Fund may not be able to dispose of its China A-Shares in a timely manner, which could adversely affect the Fund’s performance. Because of the way in which China A-Shares are held through Stock Connect, a Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the SSE becomes insolvent.

Foreign Currency Transactions

A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return.

There can be no assurance that appropriate foreign currency transactions will be available for a Fund at any time or that a Fund will enter into such transactions at any time or under any circumstances even if appropriate transactions are available to it.

When a Fund engages in foreign currency transactions for hedging purposes, it may engage in both “transaction hedging” and “position hedging.” When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. A Fund may engage in transaction hedging when it desires to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund may attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

A Fund may purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate in connection with transaction hedging. A Fund may also enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts.

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For transaction hedging purposes, a Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Fund the right to sell a currency at a specified exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option.

When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Fund are denominated or are quoted in their principle trading markets or an increase in the value of currency for securities which the Fund expects to purchase. In connection with position hedging, a Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. A Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of a Fund’s portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of a Fund if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver. To offset some of the costs of hedging against fluctuations in currency exchange rates, a Fund may write covered call options on those currencies.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

A Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts, and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts, and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any

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stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although a Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

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Asset Segregation and Coverage

A Fund may be required to earmark or otherwise segregate liquid assets in respect of its obligations under derivatives transactions that involve contractual obligations to pay in the future, or a Fund may engage in other measures to “cover” its obligations with respect to such transactions. The amounts that are earmarked or otherwise segregated may be based on the notional value of the derivative or on the daily mark-to-market obligation under the derivatives contract and may be reduced by amounts on deposit with the applicable broker or counterparty to the derivatives transaction. In certain circumstances, a Fund may enter into an offsetting position rather than earmarking or segregating liquid assets. A Fund may modify its asset segregation and coverage policies from time to time. Although earmarking or segregating may in certain cases have the effect of limiting a Fund’s ability to engage in derivatives transactions, the extent of any such limitation will depend on a variety of factors, including the method by which the Fund determines the nature and amount of assets to be earmarked or segregated.

Other Pooled Investment Vehicles

A Fund may invest in securities of other pooled investment vehicles, including shares of open- or closed-end investment companies and exchange-traded funds (“ETFs”). Provisions of the 1940 Act may limit the ability of a Fund to invest in certain investment companies or may limit the amount of its assets that a Fund may invest in any investment company or investment companies in general.

As an investor in a pooled investment vehicle, a Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent a Fund invests in other pooled investment vehicles.

ETFs are pooled investment vehicles whose shares trade like a stock throughout the day. Certain ETFs use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. Other ETFs are actively managed (i.e., they do not seek to replicate the performance of a particular index). The value of an ETF’s shares will change based on changes in the values of the investments it holds. ETFs incur administrative expenses and transaction costs in trading shares. The value of an ETF’s shares will also likely be affected by factors affecting trading in the market for those shares, such as illiquidity, exchange or market rules, and overall market volatility. The market price for ETF shares may be higher or lower than the ETF’s NAV. The timing and magnitude of cash flows in and out of an ETF could create cash balances that act as a drag on the ETF’s performance. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions, or other reasons. Substantial market or other disruptions affecting ETFs could adversely affect the liquidity and value of the shares of a Fund. There can be no assurance an ETF’s shares will continue to be listed on an active exchange.

Precious Metals

The value of the investments of certain Funds may be affected by changes in the prices of gold and other precious metals. Gold and similar assets have been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and other governmental policies, such as currency devaluations or revaluations; economic and social conditions within a country; trade imbalances; or trade or currency restrictions between countries. Because much of the world’s known gold reserves are located in South Africa, political and social conditions there may pose special risks to investments in gold. For instance, social upheaval and related economic difficulties in South Africa could cause a decrease in the share values of South African issuers. The manner and extent of a Fund’s investments in precious metals may be limited by provisions of the 1940 Act and the Fund’s intention to qualify as a regulated investment company under Subchapter M of the Code, and any such investments by the Fund may adversely affect the ability of the Fund to qualify as a regulated investment company.

Master Limited Partnerships

Master limited partnerships (“MLPs”) are limited partnerships in which ownership units are publicly traded. MLPs often own or own interests in properties or businesses that are related to oil and gas industries, including pipelines, although MLPs may invest in other types of investments, including credit-related investments. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund when it

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invests in an MLP) are not involved in the day-to-day management of the partnership. Certain of the Funds also may invest in companies who serve (or whose affiliates serve) as the general partner of an MLP.

Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. Fewer corporate protections may be afforded to investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

Certain of the Funds may also hold investments in limited liability companies that have many of the same characteristics and are subject to many of the same risks as master limited partnerships.

The manner and extent of a Fund’s investments in MLPs and limited liability companies may be limited by its intention to qualify as a regulated investment company under the Code, and any such investments by the Fund may adversely affect the ability of the Fund to so qualify.

Real Estate Investment Trusts

Real estate investment trusts (“REITs”) are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests (such as mortgages). The real estate properties in which REITs invest typically include properties such as office buildings, retail and industrial facilities, hotels, apartment buildings and healthcare facilities. The yields available from equity investments in REITs depend on the amount of income and capital appreciation generated by the related properties. Investments in REITs are subject to the risks associated with real estate investments generally, including economic downturns that have an adverse effect on real estate markets, general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Like regulated investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The affairs of REITs are managed by the REIT’s sponsor and, as such, the performance of the REIT is dependent on the management skills of the REIT’s sponsor. REITs are not diversified (except to the extent the Code requires). REITs are also subject to interest rate risks. If a Fund makes an equity investment in a REIT, the Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund. REITs are subject to the risk of default by borrowers, self-liquidation, and the possibility that the REIT may fail to qualify for the exemption from tax for distributed income under the Code.

Zero-coupon Debt Securities and Payment-in-Kind Securities

Certain of the Funds may purchase zero-coupon debt securities and payment-in-kind securities (“PIKs”). The value of both zero-coupon bonds and PIK bonds may be more sensitive to fluctuations in interest rates than other bonds.

Zero-coupon securities are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest. As a result, the NAV of shares of a Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities. When interest rates rise, the values of zero-coupon securities fall more rapidly than securities paying interest on a current basis, because the zero-coupon securities are locked into rates of reinvestment that become less attractive the farther rates rise. The converse is true when interest rates fall.

When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to

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receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

Zero-coupon securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though zero-coupon securities do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on them and to distribute the amount of that interest at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirement.

Certain of the Funds also may purchase PIKs. PIKs pay all or a portion of their interest or dividends in the form of additional securities. Federal tax law requires that the interest on zero-coupon bonds and PIK bonds be accrued as income to the Fund regardless of the fact that the Fund will not receive cash until such securities mature. Since the income must be distributed to shareholders, the Fund may be forced to liquidate other securities in order to make the required distribution.

Municipal Obligations

Certain of the Funds may invest without limit in municipal obligations which pay interest from similar revenue sources or securities which are offered within a single state. When municipal obligations are related in these ways, an economic, business or political development which affects one security could also affect the other related securities. This investment practice may subject a Fund to greater risks than a fund which does not concentrate its assets in this manner.

Subsequent to its purchase by a Fund, an issue of rated municipal obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such municipal obligations by the Fund. To the extent that the ratings given by Moody’s or S&P for municipal obligations may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Prospectus and this SAI. See Appendix A to this SAI for a more detailed discussion of securities ratings.

Municipal Lease/Purchase Agreements

Certain of the Funds may invest in Municipal Lease/Purchase Agreements which are similar to installment purchase contracts for property or equipment. These obligations typically are not fully backed by the issuing municipality’s credit and their interest may become taxable if the lease is assigned. If the governmental issuer does not appropriate sufficient funds for the following year’s lease payments, the lease will terminate, with the possibility of default on the lease obligation, which may result in loss to the Fund.

Variable Rate Demand Notes

Certain of the Funds may purchase tax-exempt floating and variable rate demand notes and bonds. Variable rate demand notes include master demand notes. Master demand notes are frequently secured by letters of credit or other credit supports, which are not expected to adversely affect the tax-exempt status of these obligations. Master demand notes are redeemable at face value, but there is no established secondary market for them. Accordingly, when these obligations are not secured, a Fund’s ability to redeem (through exercise of its demand right) depends on the borrower’s ability to pay principal and interest on demand. Master demand notes with a demand feature extending for more than seven days are treated as illiquid securities.

Stand-by Commitments

Certain of the Funds may acquire stand-by commitments from brokers, dealers or banks to facilitate its portfolio liquidity. Under a stand-by commitment, the obligor must repurchase, at the Fund’s option, specified securities held in the Fund’s portfolio at a specified price. Thus, stand-by commitments are comparable to put options. The exercise of a stand-by commitment is subject to the ability of the seller to make payment on demand. If it is necessary or

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appropriate to cause the Fund to pay for stand-by commitments, the cost of entering into the stand-by commitment will have the effect of increasing the cost of the underlying municipal obligation and similarly decreasing such security’s yield. Gains realized in connection with stand-by commitments will be taxable.

Tobacco Settlement Revenue Bonds

Tobacco settlement revenue bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement entered into between 48 states and certain U.S. tobacco manufacturers, which together represent approximately 99% of the current combined market share of tobacco manufacturers (the “MSA”). The MSA provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA.

A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus risk to the Fund, are highly dependent on the receipt of future settlement payments to the state or its governmental entity, as well as several other factors. The actual amount of future settlement payments, therefore, is dependent on many factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Ongoing legal challenges to the MSA, a decrease in tobacco consumption, market share loss by participating tobacco companies and bankruptcy could negatively impact the ability of the tobacco companies to make payments.

Yankee Securities

Yankee securities are debt securities issued by non-U.S. corporate or government entities, but are denominated in U.S. dollars. Yankee securities trade and may be settled in U.S. markets.

Portfolio Turnover

Many of the Predecessor Funds have experienced high rates of portfolio turnover in recent years and the Funds may experience high rates of portfolio turnover in the future. Portfolio turnover generally involves a number of direct and indirect costs and expenses to a Fund, including, for example, dealer mark-ups and bid/asked spreads and transaction costs on the sale of securities and reinvestment in other securities. Such costs have the effect of reducing a Fund’s investment return. A higher portfolio turnover rate can cause a Fund to realize increased capital gains including short-term capital gains, taxable to shareholders as ordinary income when distributed to them. The portfolio turnover rate for the RS High Yield Fund was significantly higher in the fiscal year ended December 31, 2015 as compared to previous years, which was generally due to market conditions and was not reflective of a material change in investment strategy. The portfolio turnover rate for the RS International Fund was significantly higher in the fiscal year ended December 31, 2015 as compared to previous years, which was generally due to market conditions and the implementation of a change to the Fund’s investment strategy. The portfolio turnover rate for the RS Investment Quality Bond Fund was significantly lower in the fiscal year ended December 31, 2015 as compared to previous years, which was generally due to market conditions.

Temporary Defensive Strategies

At times, an Adviser may judge that market conditions make pursuing a Fund’s basic investment strategy inconsistent with the best interests of its shareholders. At such times, an Adviser may (but will not necessarily), without notice, temporarily use alternative strategies, primarily designed to reduce fluctuations in the values of the Fund’s assets.

In implementing these “defensive strategies,” a Fund may hold assets in cash and cash equivalents and in other investments an Adviser believes to be consistent with the Fund’s best interests.

If any such a temporary defensive strategy is implemented, a Fund may not achieve its investment objective.

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ADDITIONAL RISK FACTORS AND SPECIAL CONSIDERATIONS

New or Smaller Funds. Funds with limited operating history and smaller Funds may involve additional risk. For example, there can be no assurance that a new or smaller Fund will grow to or maintain an economically viable size.

Should a Fund not grow to or maintain an economically viable size, the Board of Trustees may determine to liquidate the Fund. Although the interests of shareholders in each Fund are the principal concern of the Board, in the event the Board determines to liquidate a Fund, the timing of any possible liquidation might not be favorable to certain individual shareholders.

SPECIAL RISK RELATED TO CYBER SECURITY

The Funds and their service providers have administrative and technical safeguards in place with respect to information security. Nevertheless, the Funds and their service providers are potentially susceptible to operational and information security risks resulting from a cyber-attack as the Funds are highly dependent upon the effective operation of their computer systems and those of their business partners. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting the Adviser, Victory Capital Adviser, Inc. (the “Distributor”), the Funds, the custodian, the transfer agent, financial intermediaries and other affiliated or third-party service providers may adversely affect the Funds and their shareholders owners. For instance, cyber-attacks may interfere with the processing of Fund transactions, including the processing of orders, impact a Fund’s ability to calculate net asset values, cause the release and possible destruction of confidential customer or business information, impede trading, subject a Fund and/or its service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which a Fund invests, which may cause a Fund’s investments to lose value. A Fund may also incur additional costs for cyber security risk management in the future. Although the Funds and their service providers have adopted security procedures to minimize the risk of a cyber-attack, there can be no assurance that the Funds or their service providers will avoid losses affecting the Funds due to cyber-attacks or information security breaches in the future.

DETERMINING NET ASSET VALUE (“NAV”) AND VALUING PORTFOLIO SECURITIES

Each Fund’s NAV is determined and the shares of each Fund are priced as of the valuation time(s) indicated in the Prospectus on each Business Day. A “Business Day” is a day on which the New York Stock Exchange, Inc. (the “NYSE”) is open. The Bond Funds are authorized to close earlier than is customary for a Business Day upon the recommendation of both the Securities Industry and Financial Markets Association and the Adviser. In the event that a Bond Fund closes earlier than is customary for a Business Day, the Fund’s NAV calculation for that day will occur as of the time of the earlier close. The NYSE will not open in observance of the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Federal Reserve Bank of Cleveland is closed on Columbus Day and Veterans Day.

Investment Company Securities.

Shares of another open-end investment company (mutual fund) held by a Fund are valued at the latest closing NAV of such mutual fund.  Shares of exchange-traded funds (ETFs) are valued in the manner described below under “Equity Securities.”

Fixed-Income Securities.

Fixed-income securities held by a Fund are valued on the basis of security valuations provided by an independent pricing service, approved by the Board, that determines value by using information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities and various relationships between securities. Specific investment securities that are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than

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60 days to maturity when purchased are valued at amortized cost that approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Board.

Equity Securities.

Each equity security (including ETFs) held by a Fund is valued at the closing price on the exchange where the security is principally traded. Each security traded in the over-the-counter market (but not including securities the trading activity of which is reported on NASDAQ’s Automated Confirmation Transaction (“ACT”) System) is valued at the bid based upon quotes furnished by market makers for such securities. Each security the trading activity of which is reported on NASDAQ’s ACT System is valued at the NASDAQ Official Closing Price. Convertible debt securities are valued in the same manner as any debt security. Non-convertible debt securities are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-sized trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics, and other market data. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in a manner specially authorized by the Board. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost, except for convertible debt securities. For purposes of determining NAV, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.

Other Valuation Information.

Generally, trading in foreign securities, corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the NAV of each Fund’s shares generally are determined at such times. Foreign currency exchange rates are also generally determined prior the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE. If events affecting the value of securities occur during such a period, and a Fund’s NAV is materially affected by such changes in the value of the securities, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board.

International Funds.

Time zone arbitrage. To the extent a Fund invests a significant amount of its assets in foreign securities it may be exposed to attempts by investors to engage in “time-zone arbitrage.”  Using this technique, investors seek to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the close of the NYSE that day, when the Fund calculates its NAV.  If successful, time zone arbitrage might dilute the interests of other shareholders.

The Victory RS International Fund, Victory RS Global Fund, Victory RS Emerging Markets Fund, Victory RS Emerging Markets Small Cap Fund and Victory RS China Fund (together the “International Funds”) generally invest a significant amount of their assets in foreign securities.  The International Funds use “fair value pricing” under certain circumstances, to adjust the closing market prices of foreign securities to reflect what the Adviser and the Board consider to be their fair value. Fair value pricing may also help to deter time zone arbitrage.

Fair value pricing for the International Funds. If market quotations are not readily available, or (in the Adviser’s judgment) do not accurately reflect the fair value of a security, or if after the close of the principal market on which a security held by an International Fund is traded and before the time as of which the International Funds’ net asset value is calculated that day, an event occurs that the Adviser learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that security may be valued by another method that the Board believes would more accurately reflect the security’s fair value.

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The Board has adopted valuation procedures for the Funds and has delegated the day-to-day responsibility for fair valuation determinations to the Adviser and its Pricing Committee. Those determinations may include consideration of recent transactions in comparable securities, information relating to a specific security, developments in and performance of foreign securities markets, current valuations of foreign or U.S. indices, and adjustment co-efficients based on fair value models developed by independent service providers. The Adviser may, for example, adjust the value of portfolio securities based on fair value models supplied by the service provider when the Adviser believes that the adjustments better reflect actual prices as of the close of the NYSE.

The International Funds’ use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that an International Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the International Fund determines its NAV per share.

PERFORMANCE

From time to time, the “standardized yield,” “distribution return,” “dividend yield,” “average annual total return,” “total return,” and “total return at NAV” of an investment in each class of the Fund shares may be advertised. An explanation of how yields and total returns are calculated for each class and the components of those calculations are set forth below.

Yield and total return information may be useful to investors in reviewing a Fund’s performance. A Fund’s advertisement of its performance must, under applicable SEC rules, include the average annual total returns for each class of shares of a Fund for the 1, 5 and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Fund’s performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. Investments in a Fund are not insured; their yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor’s shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Trust of future yields or rates of return on its shares. The yield and total returns of the Funds are affected by portfolio quality, portfolio maturity, the types of investments held and operating expenses.

Standardized Yield. The “yield” (referred to as “standardized yield”) of the Funds for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the SEC that apply to all funds that quote yields:

Standardized Yield =	2[(a-b + 1)6 - 1] cd

The symbols above represent the following factors:

a = dividends and interest earned during the 30-day period.

b = expenses accrued for the period (net of any expense reimbursements).

c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.

d = the maximum offering price per share of the class on the last day of the period, adjusted for undistributed net investment income.

The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by a Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from a Fund’s portfolio investments calculated for that period. The standardized yield may differ from the “dividend

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yield” of that class, described below. Additionally, because each class of shares of a Fund is subject to different expenses, it is likely that the standardized yields of the share classes of the Funds will differ.

Dividend Yield and Distribution Returns. From time to time a Fund may quote a “dividend yield” or a “distribution return” for each class. Dividend yield is based on the dividends of a class of shares derived from net investment income during a one-year period. Distribution return includes dividends derived from net investment income and from net realized capital gains declared during a one-year period. The distribution return for a period is not necessarily indicative of the return of an investment since it may include capital gain distributions representing gains not earned during the period. Distributions, since they result in the reduction in the price of Fund shares, do not, by themselves, result in gain to shareholders. The “dividend yield” is calculated as follows:

Dividend Yield of the Class	=	Dividends of the Class for a Period of One-Year
Max. Offering Price of the Class (last day of period)

For Class A shares, the maximum offering price includes the maximum front-end sales charge.

From time to time similar yield or distribution return calculations may also be made using the Class A NAV (instead of its respective maximum offering price) at the end of the period.

Total Returns — General. Total returns assume that all dividends and net capital gains distributions during the period are reinvested to buy additional shares at NAV and that the investment is redeemed at the end of the period. After-tax returns reflect the reinvestment of dividends and capital gains distributions less the taxes due on those distributions. After-tax returns are calculated using the highest individual federal marginal income tax rates in effect on the reinvestment date and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown in the prospectuses.

Total Returns Before Taxes. The “average annual total return before taxes” of a Fund, or of each class of a Fund, is an average annual compounded rate of return before taxes for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n”) to achieve an Ending Redeemable Value (“ERV”), according to the following formula:

(ERV/P)1/n-1 = Average Annual Total Return Before Taxes

The cumulative “total return before taxes” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:

ERV - P = Total Return Before Taxes P

Total Returns After Taxes on Distributions. The “average annual total return after taxes on distributions” of a Fund, or of each class of a Fund, is an average annual compounded rate of return after taxes on distributions for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n”) to achieve an ending value at the end of the periods shown (“ATVD”), according to the following formula:

(ATVD/P)1/n-1 = Average Annual Total Return After Taxes on Distributions

Total Returns After Taxes on Distributions and Redemptions. The “average annual total return after taxes on distributions and redemptions” of a Fund, or of each class of a Fund, is an average annual compounded rate of return after taxes on distributions and redemption for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of

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years (“n”) to achieve an ending value at the end of the periods shown (“ATVDR”), according to the following formula:

(ATVDR/P)1/n-1 = Average Annual Total Return After Taxes on Distributions and Redemptions

The cumulative “total return after taxes on distributions and redemptions” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return after taxes on distributions and redemptions, but it does not average the rate of return on an annual basis. Total return after taxes on distributions is determined as follows:

ATVDR - P = Total Return After Taxes on Distributions and Redemptions P

From time to time the Funds also may quote an “average annual total return at NAV” or a cumulative “total return at NAV.” It is based on the difference in NAV at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end sales charges or contingent deferred sales charges (“CDSC”) and takes into consideration the reinvestment of dividends and capital gains distributions.

Other Performance Comparisons.

From time to time a Fund may publish the ranking of its performance or the performance of a particular class of Fund shares by Lipper, Inc. (“Lipper”), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies and ranks the performance of the Funds and their classes against all other funds in similar categories, for both equity and fixed income funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

From time to time a Fund may publish its rating or that of a particular class of Fund shares by Morningstar, Inc., an independent mutual fund monitoring service that rates mutual funds, in broad investment categories (domestic equity, international equity, taxable bond, or municipal bond) monthly, based upon each Fund’s three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five rating categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1).

The total return on an investment made in a Fund or in a particular class of Fund shares may be compared with the performance for the same period of one or more broad-based securities market indices, as described in the prospectuses. These indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices. The Funds’ total returns also may be compared with the Consumer Price Index, a measure of change in consumer prices, as determined by the U.S. Bureau of Labor Statistics.

From time to time, the yields and the total returns of the Funds or of a particular class of Fund shares may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. A Fund also may include calculations in such communications that describe hypothetical investment results. (Such performance examples are based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. “Compounding” refers to the fact that, if dividends or other distributions on a Fund’s investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of a Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

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A Fund also may include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of a Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills.

From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund, as well as the views of the Adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund). A Fund also may include in advertisements, charts, graphs or drawings that illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds and Treasury bills, as compared to an investment in shares of a Fund, as well as charts or graphs that illustrate strategies such as dollar cost averaging and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or communications may include symbols, headlines or other material that highlight or summarize the information discussed in more detail therein. With proper authorization, a Fund may reprint articles (or excerpts) written regarding a Fund and provide them to prospective shareholders. The Funds’ performance information is generally available by calling toll free 800-766-3863.

Investors also may judge, and a Fund may at times advertise, the performance of a Fund or of a particular class of Fund shares by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings. In addition to yield information, general information about a Fund that appears in a publication may also be quoted or reproduced in advertisements or in reports to shareholders.

Advertisements and sales literature may include discussions of specifics of a portfolio manager’s investment strategy and process, including, but not limited to, descriptions of security selection and analysis. Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management and its investment philosophy.

When comparing yield, total return and investment risk of an investment in shares of a Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of a Fund. For example, CDs may have fixed rates of return and may be insured as to principal and interest by the FDIC, while a Fund’s returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government.

ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

The NYSE holiday closing schedule indicated in this SAI under “Determining Net Asset Value (“NAV”) and Valuing Portfolio Securities” is subject to change. When the NYSE is closed or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to warrant such action, the Funds may not be able to accept purchase or redemption requests. A Fund’s NAV may be affected to the extent that its securities are traded on days that are not Business Days. Each Fund reserves the right to reject any purchase order in whole or in part.

The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund during any 90-day period for any one shareholder. The remaining portion of the redemption may be made in securities or other property, valued for this purpose as they are valued in computing the NAV of each class of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and may incur additional costs as well as the associated inconveniences of holding and/or disposing of such securities or other property.

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Pursuant to Rule 11a-3 under the 1940 Act, the Funds are required to give shareholders at least 60 days’ notice prior to terminating or modifying a Fund’s exchange privilege. The 60-day notification requirement may, however, be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or CDSC ordinarily payable at the time of exchange or (2) a Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

The Funds reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in the Adviser’s judgment, a Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be adversely affected.

Each Fund has authorized one or more brokers or other financial services institutions to accept on its behalf purchase and redemption orders. Such brokers or other financial services institutions are authorized to designate plan administrators and other intermediaries to accept purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or other financial services institutions, or, if applicable, a broker’s or other financial services institutions authorized designee, accepts the order. Customer orders will be priced at each Fund’s NAV next computed after they are accepted by an authorized broker or other financial services institutions or the broker’s or other financial services institution’s authorized designee.

If you hold your Fund shares in an account established with a financial intermediary, contact your financial intermediary in advance of placing a request for an exchange to confirm your ability to exchange with a particular Fund.

Purchasing Shares.

Alternative Sales Arrangements — Class A, C, R, and Y Shares. Alternative sales arrangements permit an investor to choose the method of purchasing shares that is more beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. When comparing the classes of shares, when more than one is offered in the same Fund, investors should understand that the purpose and function of the Class C and Class R asset-based sales charge are the same as those of the Class A initial sales charge. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares in comparison to another class of shares. Generally, Class A shares have lower ongoing expenses than Class C or Class R shares, but are subject to an initial sales charge. Which class would be advantageous to an investor depends on the number of years the shares will be held. Over very long periods of time, the lower expenses of Class A shares may offset the cost of the Class A initial sales charge. Not all Investment Professionals will offer all classes of shares.

Each class of shares represents interests in the same portfolio investments of a Fund. However, each class has different shareholder privileges and features. The net income attributable to a particular class and the dividends payable on these shares will be reduced by incremental expenses borne solely by that class, including any asset-based sales charge to which these shares may be subject.

No initial sales charge is imposed on Class C shares. Victory Capital Advisers, Inc., the Funds’ distributor (the “Distributor”), may pay sales commissions to dealers and institutions who sell Class C shares of the Trust at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution. The Distributor will retain all payments received by it relating to Class C shares for the first year after they are purchased. After the first full year, the Distributor will make monthly payments in the amount of 0.75% for distribution services and 0.25% for personal shareholder services to dealers and institutions based on the average NAV of Class C shares, which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. Some of the compensation paid to dealers and institutions is recouped through the CDSC imposed on shares redeemed within 12 months of their purchase. Class C shares are subject to the Rule 12b-1 fees described in the SAI under “Advisory and Other Contracts — Rule 12b-1 Distribution and Service Plans.” There is no automatic conversion feature applicable to Class C shares, although financial institutions may be permitted to exchange class C shares for a share class with lower expenses under circumstances

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described in a Fund’s prospectus. Any options with respect to the reinvestment of distributions made by the Funds to Class C shareholders are offered only by the broker through whom the shares were acquired.

No initial sales charges or CDSCs are imposed on Class R shares. Class R shares are subject to the Rule 12b-1 fees described in this SAI under “Advisory and Other Contracts — Class C and Class R Share Rule 12b-1 Plan.” There is no automatic conversion feature applicable to Class R shares. Distributions paid to holders of a Fund’s Class R shares may be reinvested in additional Class R shares of that Fund or Class R shares of a different Fund. Class R shares are available for purchase by retirement plans, including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans.

No initial sales charges or CDSCs are imposed on Class Y shares. Class Y shares are not subject to the Rule 12b-1 fees described in this SAI under “Advisory and Other Contracts — Rule 12b-1 Distribution and Service Plans.”

There is no automatic conversion feature applicable to Class Y shares. Distributions paid to holders of a Fund’s Class Y shares may be reinvested in additional Class Y shares of that Fund or Class Y shares of a different Fund.

The minimum investment required to open an account for Class Y shares is $1,000,000. Class Y shares are available for purchase through selected fee-based advisory programs with an approved financial intermediary. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based upon the value of the account, and the financial intermediary generally directs all purchase and sale transactions. Such transactions may be subject to additional rules or requirements of the applicable financial intermediary’s program.

Each Fund reserves the right to change the criteria for eligible investors and the investment minimums. Each Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and shareholders.

The methodology for calculating the NAV, dividends and distributions of the share classes of each Fund recognizes two types of expenses. General expenses that do not pertain specifically to a class are allocated to the shares of each class, based upon the percentage that the net assets of such class bears to a Fund’s total net assets and then pro rata to each outstanding share within a given class. Such general expenses include (1) management fees, (2) legal, bookkeeping and audit fees, (3) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (4) fees to the Trustees who are not affiliated with the Adviser, (5) custodian expenses, (6) share issuance costs, (7) organization and start-up costs, (8) interest, taxes and brokerage commissions, and (9) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (1) Rule 12b-1 distribution fees and shareholder servicing fees, (2) incremental transfer and shareholder servicing agent fees and expenses, (3) registration fees, and (4) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to a Fund as a whole.

Dealer Reallowances. The following table shows the amount of the front-end sales load that is reallowed to dealers as a percentage of the offering price of Class A shares of the Funds.

For all Funds except Victory INCORE Investment Quality Bond Fund, Victory INCORE Low Duration Bond Fund, Victory Floating Rate Fund, Victory High Income Municipal Bond Fund, Victory High Yield Fund, Victory Strategic Income Fund and Victory Tax-Exempt Fund:

Amount of Purchase Payment	Initial Sales Charge as a % of Offering Price(1)	Concession to Dealers as a % of Offering Price(2)
Less than $50,000	5.75%	5.00%
$50,000 to $99,999	4.50%	4.00%
$100,000 to $249,999	3.50%	3.00%
$250,000 to $499,999	2.50%	2.00%
$500,000 to $999,999	2.00%	1.75%
$1,000,000 to $2,999,999	None	1.00%
$3,000,000 to $4,999,999	None	0.75%
$5,000,000 or more	None	0.50%

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(1)

If you purchase $1 million worth of shares or more, you will pay no initial sales load. However, in this case, if you were to sell your shares within 12 months of purchase, you would pay a deferred sales load of 0.75% of the value of the Class A shares sold or the total cost of such shares, whichever is less, subject to waivers described in the Statement of Additional Information.

(2)	Victory Capital or its affiliates may pay special compensation from time to time.

For Victory INCORE Investment Quality Bond Fund, Victory INCORE Low Duration Bond Fund, Victory Floating Rate Fund, Victory High Income Municipal Bond Fund, Victory High Yield Fund, Victory Strategic Income Fund and Victory Tax-Exempt Fund:

Amount of Purchase Payment	Initial Sales Charge as a % of Offering Price(1)	Concession to Dealers as a % of Offering Price(2)
Less than $50,000	2.00%	1.50%
$50,000 to $99,999	1.75%	1.25%
$100,000 to $249,999	1.50%	1.00%
$250,000 to $499,999	1.25%	0.75%
$500,000 to $999,999	1.00%	0.50%
$1,000,000 to $2,999,999	None	1.00%
$3,000,000 to $4,999,999	None	0.75%
$5,000,000 or more	None	0.50%

(1)

If you purchase $1 million worth of shares or more, you will pay no initial sales load. However, in this case, if you were to sell your shares within 12 months of purchase, you would pay a deferred sales load of 0.75% of the value of the Class A shares sold or the total cost of such shares, whichever is less, subject to waivers described in the Statement of Additional Information.

(2)	Victory Capital or its affiliates may pay special compensation from time to time.

The Distributor reserves the right to pay the entire commission to dealers. If that occurs, the dealer may be considered an “underwriter” under federal securities laws.

The Class R shares of the Funds do not impose initial or deferred sales charges on their shares. Class C shares impose a 1.00% deferred sales charge on shares redeemed within 12 months of being purchased.

Reduced Sales Charge. Reduced sales charges are available for purchases of $50,000 or more of Class A shares of a Fund alone or in combination with purchases of Class A shares of other Victory Funds that are series of the Trust (except those Class A share purchases that were not subject to a sales charge). To obtain the reduction of the sales charge, you or your Investment Professional must notify the Fund’s transfer agent at the time of purchase that a quantity discount is applicable to your purchase. An “Investment Professional” is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides investment information.

In addition to investing at one time in any combination of Class A shares of the Funds in an amount entitling you to a reduced sales charge, you may qualify for a reduction in, or the elimination of, the sales charge under various programs described in the prospectuses. The following points provide additional information about these programs.

•                  Retirement Plans. Retirement plans (including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans) and IRA Rollovers from retirement plans with assets invested in Class A shares of the Victory Funds are eligible to buy Class A shares without an initial sales charge. (Retirement plans with assets invested in one or more Victory Funds prior to December 31, 2002 that were eligible to buy Class A shares without an initial sales charge based on the eligibility requirements then in effect may continue to buy Class A shares without an initial sales charge.).

•                  Service Providers. Members of certain specialized groups that receive support services from service providers who enter into written agreements with the Trust are eligible, under the terms of the agreement, to purchase Class A shares at NAV without paying a sales load.

•                  Rights of Accumulation. You may be eligible for reduced sales charges on future purchases of Class A shares of the same Fund after you have reached a new breakpoint. To determine your reduced sales charge, you can add the value of your Class A shares (or those held by your spouse (including life partner) and

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your children under age 21), determined at the previous day’s NAV, to the amount of your new purchase, valued at the current offering price. To ensure that the reduced price will be received pursuant to the Fund’s Rights of Accumulation, you or your Investment Professional must inform the Fund’s transfer agent that the Rights apply each time shares are purchased and provide the transfer agent with sufficient information to permit confirmation of qualification.

•                  Letter of Intent/Combination Privilege. If you anticipate purchasing $50,000 or more of shares of one Fund, or in combination with Class A shares of certain other Funds (excluding Funds that do not impose a sales charge), within a 13-month period, you may obtain shares of the portfolios at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a non-binding Letter of Intent (the “Letter”) within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase toward a $60,000 Letter would receive the same reduced sales charge as if the $60,000 had been invested at one time. To ensure that the reduced price will be received on future purchases, you or your Investment Professional must inform the transfer agent that the Letter is in effect each time shares are purchased. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.

You are not obligated to complete the additional purchases contemplated by a Letter. If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward, corresponding to the amount actually purchased and, if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.

If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.

•                  General. For purposes of determining the availability of reduced initial sales charges through letters of intent, rights of accumulation and concurrent purchases, the Distributor, in its discretion, may aggregate certain related accounts.

•                  Limitations Across Certain Funds. The ability to apply a Letter of Intent or Right of Accumulation to the Funds covered by this SAI in combination with other Victory Funds that are series of the Trust may be limited to the extent these Funds employ different transfer agents. Similar limitations may exist on exchanges between these groups of Funds. Your Investment Professional can provide information on your ability to combine purchases across these groups of Funds under one of these programs to reduce the sales charge applicable to your investments or to exchange between them.

CMS Energy Sales Charge Waiver for Class A Shares. The Funds may waive the initial sales charge on purchases of Class A shares for employees of CMS Energy. The sales charge will only be waived if the CMS employee is participating in a Victory prototype Roth IRA plan by way of payroll deduction from CMS.

Sample Calculation of Maximum Offering Price.

Each Class A shares of the Equity Funds are sold with a maximum initial sales charge of 5.75%.* Class C shares of each relevant Fund are sold at NAV without any initial sales charges and with a 1.00% CDSC on shares redeemed within 12 months of purchase. Class R and Class I shares of each relevant Fund are sold at NAV without any initial sales charges or CDSCs.

* A CDSC of 0.75% is imposed on certain redemptions of Class A shares, as described above.

Redeeming Shares.

Contingent Deferred Sales Charge — Class A and C Shares. No CDSC is imposed on:

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•                  the redemption of shares of any class subject to a CDSC to the extent that the shares redeemed (1) are no longer subject to the holding period for such shares, (2) resulted from reinvestment of distributions, or (3) were exchanged for shares of another Victory fund as allowed by the prospectus, provided that the shares acquired in such exchange or subsequent exchanges will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first;

•                  redemptions following the death or post-purchase disability of (1) a registered shareholder on an account; or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

•                  certain distributions from individual retirement accounts, Section 403(b), Section 457 and Section 401 qualified plans, where redemptions result from (1) required minimum distributions with respect to that portion of such contributions that does not exceed 12% annually; (2) tax free returns of excess contributions or returns of excess deferral amounts; (3) distributions on the death or disability of the account holder; (4) distributions for the purpose of a loan or hardship withdrawal from a participant plan balance; or (5) distributions as a result of separation of service;

•                  distributions resulting as a result of a Qualified Domestic Relations Order or Domestic Relations Order required by a court settlement;

•                  redemptions of shares by the investor where the investor’s dealer or institution waived its commission in connection with the purchase and notifies the Distributor prior to the time of investment;

•                  amounts from a Systematic Withdrawal Plan (including Dividends), of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established; or

•                  participant-initiated distributions from employee benefit plans or participant-initiated exchanges among investment choices in employee benefit plans.

Reinstatement Privilege. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of Class A or Class C shares in the same class of shares of a Fund or any of the other Funds into which shares of the Fund are exchangeable, as described above, at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently made for reinvestment in shares of the Funds. Class C share proceeds reinstated do not result in a refund of any CDSC paid by the shareholder, but the reinstated shares will be treated as CDSC exempt upon reinstatement. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, even if the proceeds are reinvested. Depending on the timing and amount of a potential reinvestment, some or all of a capital loss from redemption may not be taxable. If the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the same Fund or another Fund offered by the Trust within 90 days of payment of the sales charge, the shareholder’s basis in the redeemed shares may not include the amount of the sales charge paid. Without the additional basis, the shareholder will have more gain or less loss upon redemption. The Funds may amend, suspend, or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension, or cessation. The reinstatement must be into an account bearing the same registration.

DIVIDENDS AND DISTRIBUTIONS

The Funds distribute substantially all of their net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Funds to qualify for favorable federal tax treatment. The Funds ordinarily declare and pay dividends separately for each class of shares, from their net investment income. Each Fund declares and pays capital gains dividends annually. The Bond Funds declare and pay dividends monthly.

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The amount of a class’s distributions may vary from time to time depending on market conditions, the composition of a Fund’s portfolio and expenses borne by a Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends attributable to a particular class will differ due to differences in distribution expenses and other class-specific expenses.

For this purpose, the net income of a Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any and realized capital gains and losses on the Fund’s assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to the Adviser, are accrued each day. The expenses and liabilities of a Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Trust in proportion to the Fund’s share of the total net assets of the Trust.

TAXES

Information set forth in the prospectuses that relates to federal income taxation is only a summary of certain key federal income tax considerations generally affecting purchasers of shares of the Funds. The following is only a summary of certain additional income and excise tax considerations generally affecting each Fund and its shareholders that are not described in the prospectuses. No attempt has been made to present a complete explanation of the federal tax treatment of the Funds or the implications to shareholders and the discussions here and in each Fund’s prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of the Funds are urged to consult their tax advisers with specific reference to their own tax circumstances. Special tax considerations may apply to certain types of investors subject to special treatment under the Code (including, for example, insurance companies, banks and tax-exempt organizations). In addition, the tax discussion in the prospectuses and this SAI is based on tax law in effect on the date of the prospectuses and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

Qualification as a Regulated Investment Company.

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and net capital gain (i.e., the excess of long-term capital gains over short-term capital losses) that it distributes to shareholders, provided that it distributes at least the sum of 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

If a Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any year beginning on or before December 22, 2010, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss that can be used to offset capital gains in such future years. There is no limitation on the number of years to which net capital losses arising in years beginning after December 22, 2010, may be carried. Any such net capital losses are utilized before net capital losses arising in years beginning on or before December 22, 2010. As explained below, however, such carryforwards may be subject to limitations on availability. Under Code Sections 382 and 383, if a Fund has an “ownership change,” then the Fund’s use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the NAV of the Fund immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the IRS) in effect for the month in which the ownership change occurs. The Funds will use their best efforts to avoid having an ownership change with respect to any Fund that has capital loss carryforwards. However, because of circumstances that may be beyond the control or knowledge of a Fund, there can be no assurance that such a Fund will not have, or has not already had, an ownership change. If a Fund has or has had an ownership change, then the Fund will be subject to federal income taxes on any capital gain net income for any year following the ownership change in excess of the

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annual limitation on the capital loss carryforwards unless distributed by the Fund. Any distributions of such capital gain net income will be taxable to shareholders as described under “Fund Distributions” below.

The following table summarizes the approximate capital loss carryforwards for the applicable Funds, as of December 31, 2015. The capital loss carryover amounts for each Predecessor Fund shown include amounts that may expire in the year 2016 or later.

Fund	Approximate Capital Loss Carryforward
RS Focused Opportunity Fund	$543,423
RS Focused Growth Opportunity Fund	$981,542
RS Partners Fund	$30,211,905
RS Value Fund	$—
RS Large Cap Alpha Fund	$2,187,926
RS Investors Fund	$20,263,394
RS Global Natural Resources Fund	$251,765,330
RS Small Cap Growth Fund	$—
RS Select Growth Fund	$—
RS Mid Cap Growth Fund	$32,889,056
RS Growth Fund	$—
RS Technology Fund	$—
RS Small Cap Equity Fund	$—
RS International Fund	$1,165,314
RS Global Fund	$—
RS Emerging Markets Fund	$8,250,344
RS Emerging Markets Small Cap Fund	$614,719
RS China Fund	$485,513
RS Investment Quality Bond Fund	$—
RS Low Duration Bond Fund	$19,454,558
RS High Yield Fund	$6,545,048
RS Tax-Exempt Fund	$—
RS High Income Municipal Bond Fund	$5,951,150
RS Floating Rate Fund	$75,960,360
RS Strategic Income Fund	$1,049,111

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company’s principal business of investing in stock or securities), other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income from interests in qualified publicly traded partnerships (the “Income Requirement”).

In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales “against the box.” However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued while the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for

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regulated futures contracts or non-equity options subject to Code Section 1256 (unless a Fund elects otherwise), generally will be treated as ordinary income or loss to the extent attributable to changes in foreign currency exchange rates.

Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the expected return is attributable to the time value of a Fund’s net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of Section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of such gain that is treated as ordinary income generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the applicable federal rate, reduced by the sum of: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capitalized interest on acquisition indebtedness under Code Section 263(g), among other amounts. However, if a Fund has a built-in loss with respect to a position that becomes a part of a conversion transaction, the character of such loss will be preserved upon a subsequent disposition or termination of the position. No authority exists that indicates that the character of the income treated as ordinary under this rule will not pass through to the Funds’ shareholders.

In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected (as applicable, depending on the type of the Fund involved) if (1) the asset is used to close a “short sale” (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a “straddle” (which term generally excludes a situation where the asset is stock and Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Income from options on individual securities written by the Fund will not be recognized by the Fund for tax purposes until an option is exercised or lapses. Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss. If the Fund enters into a closing transaction, the difference between the premiums received and the amount paid by the Fund to close out its position will generally be treated as short-term capital gain or loss. If an option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security, and the character of any gain on such sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Fund in the underlying security. Because the Fund will not have control over the exercise of the options it writes, such exercises or other required sales of the underlying securities may cause the Fund to realize gains or losses at inopportune times.

For taxable years beginning after December 22, 2010, a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, may elect (unless it has made a taxable year election for excise tax purposes as discussed below, in which case different rules apply) to treat all or any part of certain net capital losses incurred after October 31 of a taxable year, and certain net ordinary losses incurred after October 31 or December 31 of a taxable year, as if they had been incurred in the succeeding taxable year.

In addition to satisfying the Income and Distribution Requirements described above, a Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (provided that, with respect to each issuer, the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), two or more issuers

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that the Fund controls and that are engaged in the same or similar trades or businesses (other than securities of other regulated investment companies), or the securities of one or more qualified publicly traded partnerships. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option. For purposes of asset diversification testing, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government, such as the Federal Agricultural Mortgage Corporation, the Federal Farm Credit System Financial Assistance Corporation, FHLB, FHLMC, FNMA, GNMA and SLMA, are treated as U.S. government securities.

Certain Funds may invest in futures contracts, options on futures contracts, ETFs and other similar investment vehicles that provide exposure to commodities such as gold or other precious metals, energy or other commodities. Income or gain, if any, from such investments may not be qualifying income for purposes of the Income Requirements and a Fund’s investments in such instruments may not be treated as an investment in a “security” for purposes of the asset diversification test.

If for any taxable year a Fund does not qualify as a regulated investment company after taking into account cure provisions available for certain failures to so qualify (certain of which would result in the imposition of a tax on the Fund), all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders and such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits. Such distributions may be eligible for: (i) the dividends-received deduction, in the case of corporate shareholders; or (ii) treatment as “qualified dividend income,” in the case of non-corporate shareholders. In addition, to qualify again to be taxed as a regulated investment company in a subsequent year, the Fund would be required to distribute to shareholders its earnings and profits attributable to non-qualifying years. Further, if the Fund failed to qualify for a period greater than two taxable years, then, in order to qualify as a regulated investment company in a subsequent year, the Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years.

Excise Tax on Regulated Investment Companies.

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98.2% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, with respect to capital gain net income, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a “taxable year election”)). (Tax-exempt interest on municipal obligations is not subject to the excise tax.) The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year and, if it so elects, the amount on which qualified estimated tax payments are made by it during such calendar year (in which case the amount it is treated as having distributed in the following calendar year will be reduced).

For purposes of calculating the excise tax, a regulated investment company: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year, (2) excludes specified gains and losses, including foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC (as defined below) mark-to-market election (or upon the actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, includes such specified gains and losses in determining the company’s ordinary taxable income for the succeeding calendar year); and (3) applies mark to market provisions which treat property as disposed of on the last day of a taxable year as if the taxable year ended on October 31 (or on the last day of its taxable year if it has made a taxable year election). In addition, a regulated investment company may elect to determine its ordinary income for the calendar year without regard to any net ordinary loss (determined without respect to specified gains and losses taken into account in clause (2) of the preceding sentence) attributable to the portion of such calendar year which is after the beginning of the taxable year which begins in such calendar year. Any amount of net ordinary loss not taken into

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account for a calendar year by reason of the preceding sentence will be treated as arising on the first day of the following calendar year.

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Investments.

Certain transactions that may be engaged in by a Fund (such as regulated futures contracts, certain foreign currency contracts and options on stock indexes and futures contracts) will be subject to special tax treatment as “Section 1256 Contracts.” Section 1256 Contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer’s obligations (or rights) under such Section 1256 Contracts have not terminated (by delivery, exercise, entering into a closing transaction, or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 Contracts is taken into account for the taxable year together with any other gain or loss that was recognized previously upon the termination of Section 1256 Contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 Contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such Section 1256 Contracts) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to Section 1256 Contracts that are part of a “mixed straddle” with other investments of the Fund that are not Section 1256 Contracts.

A Fund may enter into notional principal contracts, including interest rate swaps, caps, floors and collars. Treasury Regulations provide, in general, that the net income or net deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year. The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year, all of the non-periodic payments (including premiums for caps, floors and collars) that are recognized from that contract for the taxable year and any termination payments that are recognized from that contract for the taxable year. No portion of a payment by a party to a notional principal contract is recognized prior to the first year to which any portion of a payment by the counterparty relates. A periodic payment is recognized ratably over the period to which it relates. In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract. A non-periodic payment that relates to an interest rate swap, cap, floor, or collar is recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based (or under an alternative method provided in Treasury Regulations). A termination payment is recognized in the year the notional principal contract is extinguished, assigned, or terminated (i.e., in the year the termination payment is made).

A Fund may purchase securities of certain foreign investment funds or trusts that constitute passive foreign investment companies (“PFICs”) for federal income tax purposes. If a Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualified electing fund (a “QEF”), in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC’s ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC’s net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. In order to make this election with respect to a PFIC in which it invests, a Fund must obtain certain information from the PFIC on an annual basis, which the PFIC may be unwilling or unable to provide. Second, a Fund that invests in marketable stock of a PFIC may make a mark-to-market election with respect to such stock. Pursuant to such election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Fund’s adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. Solely for purposes of Code Sections 1291 through 1298, the Fund’s holding period with respect to its PFIC stock subject to the election will commence on the first day of the first taxable year beginning after the last taxable

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year for which the mark-to-market election applied. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

Finally, if a Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon the sale or other disposition of its interest in the PFIC or any excess distribution received by the Fund from the PFIC will be allocated ratably over the Fund’s holding period of its interest in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund’s gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as a dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest corporate tax rate in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will be taxable to the shareholders as a dividend.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount, which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Gain or loss on the sale of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

The Fund may invest in preferred securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, potentially requiring the Fund to purchase or sell securities, or

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otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

The Fund may invest a portion of its net assets in below investment grade securities. Investments in these types of securities may present special tax issues for the Fund. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether modifications or exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues could affect the Fund’s ability to distribute sufficient income to preserve its status as a regulated investment company or to avoid the imposition of U.S. federal income or excise tax.

Fund Distributions.

Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be treated as dividends for federal income tax purposes and may be taxable to non-corporate shareholders as long-term capital gains (a “qualified dividend”), provided that certain requirements, as discussed below, are met. Dividends received by corporate shareholders and dividends that do not constitute qualified dividends are taxable as ordinary income. The portion of dividends received from a Fund that are qualified dividends generally will be determined on a look-through basis. If the aggregate qualified dividends received by the Fund are less than 95% of the Fund’s gross income (as specially computed), the portion of dividends received from the Fund that constitute qualified dividends will be reported by the Fund and cannot exceed the ratio that the qualified dividends received by the Fund bears to its gross income. If the aggregate qualified dividends received by the Fund equal at least 95% of its gross income, then all of the dividends received from the Fund will constitute qualified dividends.

No dividend will constitute a qualified dividend (1) if it has been paid with respect to any share of stock that the Fund has held for less than 61 days (91 days in the case of certain preferred stock) during the 121-day period (181-day period in the case of certain preferred stock) beginning on the date that is 60 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code Section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the noncorporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund (or shareholder, as applicable) is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.

Dividends received by a Fund from a foreign corporation may be qualified dividends if (1) the stock with respect to which the dividend is paid is readily tradable on an established securities market in the U.S., (2) the foreign corporation is incorporated in a possession of the U.S. or (3) the foreign corporation is eligible for the benefits of a comprehensive income tax treaty with the U.S. that includes an exchange of information program (and that the Treasury Department determines to be satisfactory for these purposes). The Treasury Department has issued guidance identifying which treaties are satisfactory for these purposes. Notwithstanding the above, dividends received from a foreign corporation that for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a PFIC will not constitute qualified dividends.

Distributions attributable to dividends received by a Fund from domestic corporations will qualify for the 70% dividends-received deduction (“DRD”) for corporate shareholders only to the extent discussed below. Distributions attributable to interest received by a Fund will not, and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the DRD.

Ordinary income dividends paid by a Fund with respect to a taxable year may qualify for the 70% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings

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tax and the personal holding company tax) to the extent of the amount of dividends received by the Fund from domestic corporations for the taxable year. No DRD will be allowed with respect to any dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period (181-day period in the case of certain preferred stock) beginning on the date that is 45 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option (or an in-the-money qualified call option) to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the DRD for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b), which in general limits the DRD to 70% of the shareholder’s taxable income (determined without regard to the DRD and certain other items).

A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and reported as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% (or, for stock acquired after September 27, 2010, and before January 1, 2012, none) of the capital gain recognized upon a Fund’s disposition of domestic qualified “small business” stock will be subject to tax.

Conversely, if a Fund elects to retain its net capital gain, the Fund will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the corporate tax rates. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Distributions by a Fund that do not constitute ordinary income dividends, qualified dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the NAV at the time a shareholder purchases shares of a Fund reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. In addition, certain other distributions made after the close of the Fund’s taxable year may be “spilled back” and treated as paid by the Fund (except for the purposes of the 4% nondeductible excise tax) during such taxable year. In such case, a shareholder will be treated as having received such dividends in the taxable year in which the distributions were actually made. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

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Certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from a Fund and net gains from the disposition of shares of a Fund. U.S. shareholders are urged to consult their own tax advisers regarding the implications of the additional Medicare tax resulting from an investment in a Fund.

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes at the applicable rate on ordinary income dividends, qualified dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or is an “exempt recipient” (such as a corporation). Amounts withheld under the backup withholding rules will be allowed as a refund or a credit against a shareholder’s U.S. federal income tax liability provided the required information is furnished to the IRS.

Sale or Redemption of Shares.

For all the Funds, a shareholder will recognize gain or loss on the sale or redemption of shares of a Fund (including an exchange of shares of a Fund for shares of another Fund) in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the same Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares (unless the loss is with respect to shares of a Fund for which the holding period began after December 22, 2010, and the Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends at least monthly) and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

If a shareholder (1) incurs a sales load in acquiring shares of a Fund, (2) disposes of such shares less than 91 days after they are acquired and (3) subsequently acquires, during the period beginning on the date of the disposition referred to in clause (2) and ending on January 31 of the calendar year following the calendar year that includes the date of such disposition, shares of the Fund or another Fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on such shares but shall be treated as incurred on the acquisition of the subsequently acquired shares.

Tax Shelter and Other Reporting Requirements

If a shareholder realizes a loss on the disposition of shares of a Fund of at least $2 million in any single taxable year, or at least $4 million in any combination of taxable years (for an individual shareholder) or at least $10 million in any single taxable year, or at least $20 million in any combination of taxable years (for a corporate shareholder), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Shareholders should consult their tax advisers to determine the applicability of this requirement in light of their individual circumstances.

Foreign Taxation.

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder

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generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Fund. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund.

Foreign Shareholders.

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, subject to the discussion below with respect to “interest-related dividends” and “short-term capital gain dividends,” ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to such foreign shareholder will be subject to a 30% U.S. withholding tax (or lower applicable treaty rate) upon the gross amount of the dividend. Such foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of a Fund, capital gain dividends and capital gains retained by a Fund.

For taxable years beginning before January 1, 2015, U.S. withholding tax generally would not apply to amounts designated by a Fund as an “interest-related dividend” or a “short-term capital gain dividend.” The aggregate amount treated as an interest-related dividend for a year is limited to the Fund’s qualified net interest income for the year, which is the excess of the sum of the Fund’s qualified interest income (generally, its U.S.-source interest income) over the deductions properly allocable to such income. The aggregate amount treated as a “short-term capital gain dividend” is limited to the excess of the Fund’s net short-term capital gain over its net long-term capital loss. There can be no assurance as to whether the provision providing these exemptions will be extended. In order to qualify for this exemption from withholding, a foreign investor needs to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reported the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Fund’s distributions would qualify for favorable treatment as qualified net interest income or qualified short-term capital gains if the provision is extended.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then any dividends, and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of foreign noncorporate shareholders, a Fund may be required to withhold backup withholding taxes at the applicable rate on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

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Both dividends in respect of stock of a Fund, and, after December 31, 2018, gross proceeds from the sale of stock of a Fund, held by or through certain foreign financial institutions (including investment funds), require U.S. withholding tax at a rate of 30% unless various certification, information reporting, due diligence and other applicable requirements (different from, and in addition to, those described above) are satisfied. Payments to a foreign financial institution generally will be subject to withholding unless, among other things, it enters into an agreement with the U.S. Treasury to obtain information with respect to and report on accounts held by certain U.S. persons or U.S. owned foreign entities, and to withhold on payments made to certain account holders. Payments to a foreign entity that is not a foreign financial institution generally will be subject to withholding if such entity or another non-financial foreign entity is the beneficial owner of the payment unless, among things, the beneficial owner or payee either certifies that the beneficial owner of the payment does not have any “substantial United States owners” or provides certain identifying information with respect to each of its substantial United States owners. Alternatively, such payments may be exempt from U.S. withholding pursuant to an intergovernmental approach whereby the government of a foreign country enters into an agreement with the U.S. Treasury providing for the collection and reporting of specified financial information. Payments that are taken into account as effectively connected income are not subject to these withholding rules. Foreign shareholders should consult their own tax advisers as to the applicability and consequences of this new legislation to them.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

Cost Basis Reporting.

A Fund is generally required by law to report to shareholders and the IRS on Form 1099-B “cost basis” information for shares of the Fund acquired on or after January 1, 2012, and sold or redeemed after that date. Upon a disposition of such shares, a Fund will be required to report the adjusted cost basis, the gross proceeds from the disposition, and the character of realized gains or losses attributable to such shares. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The “cost basis” of a share is generally its purchase price adjusted for dividend reinvestments, returns of capital, and other corporate actions. “Cost basis” is used to determine whether a sale or other disposition of the shares results in a gain or loss. The Fund will permit shareholders to elect among several IRS-accepted cost basis methods to determine the cost basis in their shares. If a shareholder does not affirmatively elect a cost basis method, then the Fund’s default cost basis calculation method, which is currently the average cost method, will be applied to their account. Non-Covered shares (those shares purchased before January 1, 2012 and those shares that do not have complete cost basis information, regardless of purchase date) will be used first for any redemptions made after January 1, 2012, regardless of your cost basis method of election unless you have chosen the specific identification method and have designated covered shares (those purchased after January 1, 2012) at the time of your redemption. The cost basis method elected or applied may not be changed after the settlement date of a sale of shares.

If a shareholder holds shares through a broker, the shareholder should contact that broker with respect to the reporting of cost basis information.

Shareholders are urged to consult their tax advisers regarding specific questions with respect to the application of the new cost basis reporting rules and, in particular, which cost basis calculation method to elect.

Effect of Future Legislation, Foreign, State and Local Tax Considerations.

The foregoing general discussion of U.S. federal income and excise tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein and any such changes or decisions may have a retroactive effect.

Rules of foreign, state and local taxation of ordinary income dividends, qualified dividends, exempt-interest dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other foreign, state and local tax rules affecting an investment in a Fund.

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MANAGEMENT OF THE TRUST

Leadership Structure and Board of Trustees.

The Trust is governed by a Board of Trustees consisting of eight Trustees, seven of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (the “Independent Trustees”). The Chair of the Board is an Independent Trustee, who functions as the lead Trustee. The Chair serves as liaison between the Board and its Committees, and the Funds’ investment adviser and other service providers. The Chair is actively involved in setting the Board meeting agenda, and participates on certain of the Board’s Committees.

The following tables list the Trustees, their ages, position with the Trust, length of time served, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or who file reports under the Exchange Act. Each Trustee currently oversees 50 portfolios in the Trust, 26 portfolios in Victory Portfolios II, 9 portfolios in Victory Variable Insurance Funds and one portfolio in Victory Institutional Funds, each a registered investment company that, together, comprise the Victory Fund Complex. There is no defined term of office and each Trustee serves until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor. Each Trustee’s address is c/o Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219.

Independent Trustees.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During the Past 5 Years
David Brooks Adcock, 64	Trustee	May 2005	Consultant (since 2006).	FBR Funds (2011-2012).

Nigel D. T. Andrews, 68	Vice Chair and Trustee	August 2002	Retired.	Carlyle GMS Finance, Inc. (since 2012); Old Mutual plc. (2002-2011); Old Mutual US Asset Management (2002-2014).

E. Lee Beard, 64	Trustee	May 2005	Retired (since 2015); Consultant, The Henlee Group, LLC. (consulting) (2005-2015).	Penn Millers Holding Corporation (January 2011 to November 2011).

Sally M. Dungan, 62	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	ProCredit Holding Supervisory Board (2006-2011).

John L. Kelly 62	Trustee	February 2015

Adviser, Endgate Commodities LLC (since January 2016); Managing Partner, Endgate Commodities LLC (August 2014 to January 2016); Chief Operating Officer, Liquidnet Holdings, Inc. (2011-2014); Managing Director,

Director, Caledonia Mining Corporation (since May 2012).

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Crossroad LLC (Consultants) (April 2009 to December 2011).

David L. Meyer, 58	Trustee	December 2008	Retired.	None.

Leigh A. Wilson, 71	Chair and Trustee	November 1994	Private Investor.	Chair (since 2013) and Director (since 2012 and March-October 2008), Caledonia Mining Corporation; Director, The Mutual Fund Directors Forum (2004-2013).

Interested Trustee.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During the Past 5 Years

David C. Brown, † 43	Trustee	May 2008

Chief Executive Officer (since August 2013), Co-Chief Executive Officer, (2011-2013), President — Investments and Operations (2010-2011) and Chief Operating Officer (2004-2011), the Adviser; Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.

None.

†Mr. Brown is an “Interested Person” by reason of his relationship with the Adviser.

Experience and qualifications of the Trustees.

The following summarizes the experience and qualifications of the Trustees.

•                  David Brooks Adcock. Mr. Adcock served for many years as general counsel to Duke University and Duke University Health System, where he provided oversight to complex business transactions such as mergers and acquisitions and dispositions. He has served for more than 20 years as a public interest arbitrator for, among others, the New York Stock Exchange, the American Stock Exchange, the National Futures Association, FINRA and the American Arbitration Association. The Board believes that Mr. Adcock’s knowledge of complex business transactions and the securities industry qualifies him to serve on the Board.

•                  Nigel D.T. Andrews. Mr. Andrews served for many years as a management consultant for a nationally recognized consulting company and as a senior executive at GE, including Vice President of Corporate Business Development, reporting to the Chairman, and as Executive Vice President of GE Capital. He also served as a Director and member of the Audit and Risk Committee of Old Mutual plc, a large publicly traded company whose shares are traded on the London Stock Exchange. Mr. Andrews was also the non-executive chairman of Old Mutual’s U.S asset management business, where he also sat on the audit and risk committee. Mr. Andrews also serves as a Governor of the London Business School. The Board believes that his experience in these positions, particularly with respect to oversight of risk and the audit function of public companies, qualifies him to serve as a Trustee.

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•                  David C. Brown. Mr. Brown serves as the Chairman and Chief Executive Officer (since 2013) of Victory Capital Holdings, Inc. and Victory Capital Management Inc., (the “Adviser”), the Funds’ investment adviser, and as such is an “interested person” of the Trust. Previously, he served as Co-Chief Executive Officer (2011-2013), and President — Investments and Operations (2010-2011) and Chief Operating Officer (2004-2011) of the Adviser. The Board believes that his position and experience with the Adviser and his previous experience in the investment management business qualifies him to serve as a Trustee.

•                  E. Lee Beard. Ms. Beard, a certified public accountant, has served as the president, chief executive officer and director, and as a chief financial officer, of public, federally insured, depository institutions. As such, Ms. Beard is familiar with issues relating to audits of financial institutions. The Board believes that Ms. Beard’s experience as the chief executive officer of a depository institution and her knowledge of audit and accounting matters qualifies her to serve as a Trustee.

•            Sally M. Dungan. Ms. Dungan, a Chartered Financial Analyst, has been in the investment and financial management business for many years. She currently serves as Chief Investment Officer for Tufts University, a position she has held since 2002, and previously served as Director of Pension Fund Management for Siemens Corporation (2000-2002), Deputy Chief Investment Officer and Senior Investment Officer of Public Markets of the Pension Reserves Investment Management Board of the Commonwealth of Massachusetts (1995-2000) and Administrative Manager for Lehman Brothers (1990-1995). Ms. Dungan has served on the boards, including their audit and investment committees, of private institutions. The Board believes Ms. Dungan’s extensive knowledge of the investment process and financial markets qualifies her to serve as a Trustee.

•            John L. Kelly. Mr. Kelly has more than 35 years of experience and leadership roles in the financial services industry including institutional electronic trading, capital markets, corporate and investment banking, retail brokerage, private equity, asset/wealth management, institutional services, mutual funds and related technology enabled services.  He previously served as a Trustee of Victory Portfolios, Victory Institutional Funds, and Victory Variable Insurance Funds from 2008 to 2011. The Board believes that this experience qualifies him to serve as a Trustee.

•            David L. Meyer. For six years, Mr. Meyer served as chief operating officer, Investment Wealth Management Division of Mercantile Bankshares Corp (now PNC Financial Services Corp.) and has served as an officer or on the boards of other mutual funds for many years. The Board believes that his experience, particularly as it related to the operation of registered investment companies, qualifies him to serve as a Trustee.

•            Leigh A. Wilson. Mr. Wilson served for many years as Chief Executive Officer of Paribas North America and as such has extensive experience in the financial world. As a director of the Mutual Fund Directors Forum (“MFDF”), he is familiar with the operation and regulation of registered investment companies, and served on a MFDF steering committee created at the request of then-SEC Chairman William Donaldson to recommend best practices to independent mutual fund directors. He received the Small Fund Trustee of the Year award from Institutional Investor Magazine in 2006. The Board believes that this experience qualifies him to serve as a Trustee.

Committees of the Board.

The following standing Committees of the Board are currently in operation: Audit and Risk Oversight, Continuing Education, Investment, Service Provider, Board Governance and Nominating, and Agenda. In addition to these standing Committees, the Board may form temporary Special Committees to address particular areas of concern. In addition, a Committee may form a Sub-Committee to address particular areas of concern to that Committee.

The members of the Audit and Risk Oversight Committee, all of whom are Independent Trustees, are Mr. Meyer (Chair), Mr. Adcock, Ms. Beard, and Mr. Wilson. The primary purpose of this Committee is to oversee the Trust’s accounting and financial reporting policies, practices and internal controls, as required by the statutes and regulations administered by the SEC, including the 1940 Act. The Committee also has overall responsibility for

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reviewing periodic reports with respect to compliance and enterprise risk, including operational risk and personnel. The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

The members of the Continuing Education Committee are Mr. Meyer (Chair), Ms. Beard, and Ms. Dungan. The function of this Committee is to develop programs to educate the Trustees to enhance their effectiveness as a Board and individually.

The members of the Investment Committee are Ms. Dungan (Chair), Mr. Andrews, Mr. Kelly and Mr. Wilson. The function of this Committee is to oversee the Fund’s compliance with investment objectives, policies and restrictions, including those imposed by law or regulation, and assists the Board in its annual review of the Funds’ investment advisory agreements.

The members of the Service Provider Committee are Ms. Beard (Chair), Mr. Adcock and Mr. Meyer. This Committee negotiates the terms of the written agreements with the Funds’ service providers, evaluates the quality of periodic reports from the service providers (including reports submitted by sub-service providers) and assists the Board in its review of each Fund’s service providers, other than the investment adviser and independent auditors.

The Board Governance and Nominating Committee consists of all of the Independent Trustees. Mr. Andrews currently serves as the Chair of this Committee. The functions of this Committee are: to oversee Fund governance, including the nomination and selection of Trustees; to evaluate and recommend to the Board the compensation and expense reimbursement policies applicable to Trustees; and periodically, to coordinate and facilitate an evaluation of the performance of the Board.

The Board Governance and Nominating Committee will consider nominee recommendations from Fund shareholders, in accordance with procedures established by the Committee. A Fund shareholder should submit a nominee recommendation in writing to the attention of the Chair of Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. The Committee (or a designated sub-committee) will screen shareholder recommendations in the same manner as it screens nominations received from other sources, such as current Trustees, management of the Fund or other individuals, including professional recruiters. The Committee need not consider any recommendations when no vacancy on the Board exists, but the Committee will consider any such recommendation if a vacancy occurs within six months after receipt of the recommendation. In administering the shareholder recommendation process, the Chair, in the Chair’s sole discretion, may retain the services of counsel to the Trust or to the Independent Trustees, management of the Fund or any third party. The Committee will communicate the results of the evaluation of any shareholder recommendation to the shareholder who made the recommendation.

The Agenda Committee consists of the Chair of the Board and the Chair of each other Committee.

During the fiscal year ended December 31, 2015 the Board held seven meetings; the Audit and Risk Oversight Committee held four meetings; the Investment Committee held four meetings; the Service Provider Committee held five meetings; and the Board Governance and Nominating Committee held four meetings. The Continuing Education Committee met informally during the fiscal year.

Board role in the oversight of risk.

In considering risks related to the Funds, the Board consults and receives reports from officers of the Funds and personnel of the Adviser, who are charged with the day-to-day risk oversight function. Matters regularly reported to the Board, or a designated committee, include certain risks involving the Funds’ investment portfolios, trading practices, operational matters, financial and accounting controls, and legal and regulatory compliance. The Board has delegated to the Audit and Risk Oversight Committee overall responsibility for reviewing reports relating to compliance and enterprise risk, including operational risk and personnel. The Board relies on the Investment Committee to review reports relating to investment risks, that is, risks to the Funds resulting from pursuing the Funds’ investment strategies (e.g., credit risk, liquidity risk and market risk).

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Fund ownership.

The following tables show the dollar ranges of shares of all other series of the Victory Fund Complex beneficially owned by the Trustees as of December 31, 2015.  Since the Funds had not yet commenced operations as of December 31, 2015, no Trustee owned shares of any of the Funds as of that date.  No Independent Trustee (or any immediate family member) owns beneficially or of record an interest in the Adviser or the Distributor or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor (other than Funds in the Victory Funds Complex). As of December 31, 2015, the Trustees and officers as a group owned beneficially less than 1% of each class of outstanding shares of the series of the Victory Fund Complex.

Independent Trustees.

Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex
Mr. Adcock	N/A	Over $100,000
Mr. Andrews	N/A	Over $100,000
Ms. Beard	N/A	Over $100,000
Ms. Dungan	N/A	Over $100,000
Mr. Kelly	N/A	Over $100,000
Mr. Meyer	N/A	Over $100,000
Mr. Wilson	N/A	Over $100,000

Interested Trustee.

Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex
Mr. Brown†	N/A	Over $100,000

†Mr. Brown is an “Interested Person” by reason of his relationship with the Adviser.

Remuneration of Trustees and the Chief Compliance Officer.

The Victory Fund Complex will pay each Independent Trustee $219,000 per year for his or her services to the Complex. The Board Chair will be paid an additional retainer of 50 percent of the base retainer per year. The Board reserves the right to award reasonable compensation to any Interested Trustee.

The following tables indicate the compensation received by each Trustee and the Chief Compliance Officer from the Trust and from the Victory Fund Complex for the year ended December 31, 2015. As of that date, there were 57 funds in the Victory Fund Complex for which the Trustees listed below were compensated. Since the Funds had not yet commenced operations as of December 31, 2015, no compensation was paid by the Funds. The Trust does not maintain a retirement plan for its Trustees.

Independent Trustees.

Trustee	Aggregate Compensation from the Trust	Total Compensation from the Victory Fund Complex
Mr. Adcock	$189,794	$202,667
Mr. Andrews	189,794	202,667
Ms. Beard	189,794	202,667
Ms. Dungan	189,794	202,667
Mr. Kelly	169,389	180,472
Mr. Meyer	189,794	202,667
Mr. Wilson	284,687	304,000

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Interested Trustee.

Trustee	Aggregate Compensation from the Trust	Total Compensation from the Victory Fund Complex
Mr. Brown†	None	None

†Mr. Brown is an “Interested Person” by reason of his relationship with the Adviser.

Chief Compliance Officer.

Chief Compliance Officer	Aggregate Compensation from the Trust	Total Compensation from the Victory Fund Complex
Edward J. Veilleux	$190,863	$197,414

Deferred Compensation.

The Trust did not offer deferred compensation for the year ended December 31, 2015.

Officers.

The officers of the Trust are elected by the Board of Trustees to supervise actively the Trust’s day-to-day operations. The officers of the Trust, their ages, the length of time served, and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn OH 44144. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. The Trust’s Treasurer is employed by Citi Fund Services Ohio, Inc. (“Citi”), which entity receives fees from the Trust for serving as the sub-administrator, dividend disbursing agent and servicing agent for series of the Trust other than the Funds.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 54	President*	February 2006	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 46	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015). Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 42	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013); Associate, Dechert LLP (2001-2010).
Christopher E. Sabato, 47	Treasurer	May 2006	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc.
Edward J. Veilleux, 72	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting).
Chuck Booth, 55	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 62	Assistant Secretary	December 1997	Partner, Morrison & Foerster LLP (since 2011).

SAI-61

* On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President of the Trust.

ADVISORY AND OTHER CONTRACTS

Investment Adviser.

One of the Trust’s most important contracts is with the Adviser, a New York corporation registered as an investment adviser with the SEC. The Adviser is a wholly-owned subsidiary of Victory Capital Holdings, Inc. (“VCH”). A majority interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds (together, “Crestview”) with the remaining portion owned by Victory employees in the aggregate and a limited number of outside investors. As of December 31, 2015, the Adviser and its affiliates managed assets totaling in excess of $33.1 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

The Adviser operates as a multi-boutique asset manager comprised of multiple investment teams, referred to as “investment franchises,” each of which utilizes an independent approach to investing. The following schedule list the advisory fee each Fund, as an annual percentage of its average daily net assets.

Equity Funds.

Fund	Advisory Fee
Victory RS Focused Growth Opportunity Fund	1.25%
Victory RS Focused Opportunity Fund	1.25%
Victory RS Growth Fund	0.75%
Victory RS Mid Cap Growth Fund	0.85%
Victory RS Select Growth Fund	1.00%
Victory RS Small Cap Equity Fund	0.75%
Victory RS Small Cap Growth Fund	0.95%
Victory RS Science and Technology Fund	1.00%
Victory RS Investors Fund	1.00%
Victory RS Large Cap Alpha Fund	0.50%
Victory RS Partners Fund	1.00%
Victory RS Value Fund	0.85%
Victory RS Global Fund	0.80%
Victory RS International Fund	0.80%
Victory RS China Fund	1.10%
Victory RS Emerging Markets Fund	1.00%
Victory RS Emerging Markets Small Cap Fund	1.25%
Victory Global Natural Resources Fund	1.00%

Fixed-Income Funds.

Fund	Advisory Fee
Victory INCORE Investment Quality Bond Fund	0.50%
Victory INCORE Low Duration Bond Fund	0.45%
Victory High Yield Fund	0.60%
Victory Tax-Exempt Fund	0.50%
Victory High Income Municipal Bond Fund	0.50%
Victory Floating Rate Fund	0.65%
Victory Strategic Income Fund	0.60%

SAI-62

The Advisory and Sub-Advisory Agreements.

An advisory agreement dated as of on or about the closing of the Reorganizations (the “Advisory Agreement”) applies to the Funds of the Trust, which was approved by the Board with respect to the Funds at a Board meeting held on February 17, 2016. Unless sooner terminated, the Advisory Agreement between the Adviser and the Trust, on behalf of the Funds, provides that it will continue in effect as to the Funds for two years and for consecutive one-year terms thereafter, provided that such renewal is approved at least annually by the Trustees or by vote of the majority of the outstanding shares of each such Fund (as defined under “Miscellaneous” below) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement, by votes cast in person at a meeting called for such purpose. The Advisory Agreement is terminable as to any particular Fund at any time on 60 days’ written notice without penalty by a vote of the majority of the outstanding shares of a Fund, by vote of the Trustees, or as to all applicable Funds by the Adviser. The Advisory Agreement also terminates automatically in the event of any assignment, as defined by the 1940 Act.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the services pursuant thereto, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

Under the Advisory Agreement, the Adviser may delegate a portion of its responsibilities to a sub-adviser. In addition, the agreements provide that the Adviser may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund provided all such persons are functioning as part of an organized group of persons, managed by authorized officers of the Adviser.

Park Avenue Institutional Advisers LLC

Park Avenue Institutional Advisers LLC (“Park Avenue”) serves as the sub-adviser for the Victory High Yield Fund, Victory Tax-Exempt Fund, Victory High Income Municipal Bond Fund, Victory Floating Rate Fund, and Victory Strategic Income Fund (the “Park Avenue Sub-Advised Funds”). Park Avenue is a wholly-owned subsidiary of Guardian Investor Services LLC (“GIS”), which served as sub-adviser for the Predecessor Funds to the Park Avenue Sub-Advised Funds prior to May 1, 2015. Park Avenue and Victory Capital have entered into a written Sub-Advisory Agreement pursuant to which Park Avenue provides sub-advisory services with respect to the Park Avenue Sub-Advised Funds, subject to the general oversight of Victory Capital and the Board of Trustees of the Trust.

GIS, a Delaware limited liability company, and its predecessor, Guardian Investor Services Corporation, a New York corporation, served as investment sub-adviser for certain Funds from 1968 through April 30, 2015. GIS is a subsidiary of The Guardian Life Insurance Company of America, a New York mutual insurance company (“Guardian Life”). Any employee of Guardian Life who participates in the management of a Fund is also a “supervised person” of Park Avenue and is subject to Park Avenue’s oversight. Park Avenue is located at 7 Hanover Square, New York, New York 10004. Park Avenue Securities LLC is the underwriter and the distributor of variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc., a Delaware corporation (“GIAC”).

The Sub-Advisory Agreement will remain in effect with respect to each Park Avenue Sub-Advised Fund for an initial period of two years for each such Fund, unless sooner terminated, and thereafter will continue in effect from year to year so long as continuance is specifically approved at least annually by (a) either (i) a majority of the outstanding securities of the respective Park Avenue Sub-Advised Funds or (ii) the Board of Trustees of the Trust, and (b) a vote of the majority of the Trustees who are not parties to the Agreement or “interested persons” of Victory Capital or Park Avenue, cast in person at a meeting called for the purpose of voting on such continuance.

With respect to its provision of sub-advisory services, Park Avenue shall not, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties or obligations, be liable to a Park Avenue Sub-Advised Fund, the Trust, or to any shareholder of a Park Avenue Sub-Advised Fund for any act or omission in the course of, or connected with, rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security by the Park Avenue Sub-Advised Fund.

SAI-63

For its services under the Sub-Advisory Agreement, the Adviser will pay Park Avenue monthly fees for each Park Avenue Sub-Advised Fund in an amount equal to 28% of all fees due from such Fund to the Adviser for such month prior to any reductions as a result of any voluntary or contractual fee waiver observed or expense reimbursement borne by the Adviser with respect to that Fund for such period; provided that the monthly fee due hereunder to Park Avenue in respect of a Fund shall be reduced in the same proportion as the fee due to the Adviser from the Fund for such period as a result of any voluntary or contractual fee waiver observed or expense reimbursement borne by the Adviser in respect of the Fund to which Park Avenue has agreed.

SailingStone Capital Partners LLC

SailingStone Capital Partners LLC (“Sailing Stone”) serves as the sub-adviser for the Victory Global Natural Resources Fund. SailingStone and Victory Capital have entered into a written Sub-Advisory Agreement (the “SailingStone Sub-Advisory Agreement”), pursuant to which SailingStone provides sub-advisory services with respect to the Victory Global Natural Resources Fund, subject to the general oversight of Victory Capital and the Board of Trustees of the Trust. SailingStone has provided investment advisory services since 2014. SailingStone is a Delaware limited liability company that commenced operations on January 2, 2014. The principal business address of SailingStone, SailingStone GP, and SailingStone Holdings is One California Street, Suite 3050, San Francisco, CA 94111. The managing member of SailingStone is SailingStone GP LP (“SailingStone GP”), a Delaware limited partnership, of which SailingStone Holdings LLC (“SailingStone Holdings”), a Delaware limited liability company, is the general partner.

The SailingStone Sub-Advisory Agreement will continue in effect for an initial period of two years, unless sooner terminated, and thereafter will continue in effect from year to year so long as continuance is specifically approved at least annually by (a) either (i) a majority of the outstanding securities of Victory Global Natural Resources Fund or (ii) the Board of Trustees of the Trust, and (b) a vote of the majority of the Trustees who are not parties to the Agreement or “interested persons” of Victory Capital or SailingStone, cast in person at a meeting called for the purpose of voting on such continuance.

With respect to its provision of sub-advisory services, SailingStone shall not, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties or obligations, be liable to the Victory Global Natural Resources Fund, the Trust, or to any shareholder of the Victory Global Natural Resources Fund for any act or omission in the course of, or connected with, rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security by the Victory Global Natural Resources Fund.

For its services under the SailingStone Sub-Advisory Agreement, the Adviser will pay SailingStone a monthly fee, based on the Victory Global Natural Resources Fund’s assets, as specified from time to time by the Adviser (the “Managed Assets”), at the following annual rates: 0.50% of Managed Assets up to $1 billion; 0.32% of Managed Assets above $1 billion and up to $2 billion; and 0.22% of Managed Assets above $2 billion. The SailingStone Sub-Advisory Agreement also provides that, in the event that Victory Capital implements any advisory fee waiver, advisory fee reduction, or expense limitation in respect of the Victory Global Natural Resources Fund (a “Fee Modification”) for any period, the sub-advisory fee, as set forth above, shall be reduced for any such period by (i) the dollar value of such Fee Modification multiplied by (ii) the proportion that (A) the sub-advisory fee bears to (B) the advisory fee (absent such Fee Modification).

Management, Administrative, and Accounting Fees.

Management Fees.  The Funds pay the Adviser fees as compensation for the services provided by it under the Advisory Agreement. The amount of these management fees is accrued daily and payable monthly (or more frequently) at fixed annual rates based on the average daily net assets of each.  Because the Funds are new and have not yet commenced operations, no management fees have been paid as of the date of this SAI. Management fees paid to RS Investments by the Predecessor Funds for the last three years (or shorter period as applicable) is shown in the table below.

SAI-64

Predecessor Fund	Management Fees(1),(2)	Fee Waivers/Reimbursement Of Expenses(3)
RS Focused Opportunity Fund
Period from 3/2/15 to 12/31/15	$3,764	$(100,129)

RS Focused Growth Opportunity Fund
Period from 3/2/15 to 12/31/15	$134,430	$(75,537)

RS Partners Fund
Year ended 12/31/15	$13,450,452	$(454,664)
Year ended 12/31/14	$19,091,975	$(1,705,731)
Year ended 12/31/13	$18,701,595	$(1,290,297)

RS Value Fund
Year ended 12/31/15	$10,361,606	$(412,465)
Year ended 12/31/14	$10,330,479	$(730,505)
Year ended 12/31/13	$9,200,453	$(1,052,007)

RS Large Cap Alpha Fund
Year ended 12/31/15	$3,432,610	$—
Year ended 12/31/14	$4,253,704	$—
Year ended 12/31/13	$3,855,822	$—

RS Investors Fund
Year ended 12/31/15	$1,563,550	$(321,683)
Year ended 12/31/14	$1,832,679	$(334,111)
Year ended 12/31/13	$139,909	$(159,234)

RS Global Natural Resources Fund
Year ended 12/31/15	$26,652,414	$—
Year ended 12/31/14	$46,151,725	$(375,596)
Year ended 12/31/13	$45,718,812	$(1,549,268)

RS Small Cap Growth Fund
Year ended 12/31/15	$18,843,454	$(625,720)
Year ended 12/31/14	$9,189,704	$(281,111)
Year ended 12/31/13	$6,156,357	$(391,865)

RS Select Growth Fund
Year ended 12/31/15	$7,899,137	$(308,247)
Year ended 12/31/14	$8,783,210	$(544,473)
Year ended 12/31/13	$5,931,943	$(663,622)

RS Mid Cap Growth Fund
Year ended 12/31/15	$2,026,791	$(229,995)
Year ended 12/31/14	$1,259,729	$(138,103)
Year ended 12/31/13	$529,970	$(133,593)

RS Growth Fund
Year ended 12/31/15	$1,695,981	$(247,150)
Year ended 12/31/14	$1,778,841	$(176,950)
Year ended 12/31/13	$1,499,869	$(2,305)

SAI-65

RS Technology Fund
Year ended 12/31/15	$1,678,161	$—
Year ended 12/31/14	$2,048,086	$—
Year ended 12/31/13	$1,802,118	$—

RS Small Cap Equity Fund
Year ended 12/31/15	$620,354	$(2,280)
Year ended 12/31/14	$903,315	$(3,611)
Year ended 12/31/13	$837,671	$(4,581)

RS International Fund
Year ended 12/31/15	$92,529	$(155,965)
Year ended 12/31/14	$172,577	$(149,089)
Year ended 12/31/13	$2,897,338	$(71,256)

RS Global Fund
Year ended 12/31/15	$239,460	$(98,606)
Year ended 12/31/14	$220,041	$(93,528)
Year ended 12/31/13	$172,497	$(86,083)

RS Emerging Markets Fund
Year ended 12/31/15	$2,584,277	$—
Year ended 12/31/14	$3,928,518	$(73,617)
Year ended 12/31/13	$6,687,869	$—

RS Emerging Markets Small Cap Fund
Year ended 12/31/15	$196,486	$(138,358)
Period from 2/1/14 to 12/31/14(4)	$217,790	$(107,929)

RS China Fund
Year ended 12/31/15	$238,156	$(78,260)
Year ended 12/31/14	$198,942	$(120,007)
Year ended 12/31/13	$201,419	$(76,506)

RS Investment Quality Bond Fund
Year ended 12/31/15	$304,848	$(139,931)
Year ended 12/31/14	$424,171	$(193,308)
Year ended 12/31/13	$637,124	$(249,099)

RS Low Duration Bond Fund
Year ended 12/31/15(5)	$3,888,054	$(86,586)
Year ended 12/31/14	$5,193,048	$—
Year ended 12/31/13	$7,157,090	$(121,036)

RS High Yield Fund
Year ended 12/31/15	$371,641	$(153,288)
Year ended 12/31/14	$463,755	$(194,078)
Year ended 12/31/13	$558,739	$(194,717)

SAI-66

RS Tax-Exempt Fund
Year ended 12/31/15	$807,299	$(172,990)
Year ended 12/31/14	$1,000,293	$(283,227)
Year ended 12/31/13	$1,656,200	$(386,530)

RS High Income Municipal Bond Fund
Year ended 12/31/15	$420,449	$(194,839)
Year ended 12/31/14	$317,443	$(243,538)
Year ended 12/31/13	$566,222	$(434,656)

RS Floating Rate Fund
Year ended 12/31/15	$9,306,096	$(863,005)
Year ended 12/31/14	$15,054,622	$(1,560,826)
Year ended 12/31/13	$13,598,235	$(2,960,864)

RS Strategic Income Fund
Year ended 12/31/15	$279,876	$(160,771)
Year ended 12/31/14	$313,861	$(185,793)
Year ended 12/31/13	$231,873	$(348,252)

(1)	After giving effect to any reimbursement or waiver by RS Investments.

(2)	RS Focused Opportunity Fund and RS Focused Growth Opportunity Fund commenced operations on March 2, 2015.

(3)

Includes amount of management fees waived or reimbursed by RS Investments pursuant to expense limitations in effect during the period, plus the amount of any other expenses for which RS Investments reimbursed the Predecessor Fund or which RS Investments bore on behalf of the Predecessor Fund. For certain Predecessor Funds, RS Investments was reimbursed by GIS for a portion of the management fees it waived.

(4)	RS Emerging Markets Small Cap Fund commenced operations on February 1, 2014.

(5)	A voluntary investment advisory fee percentage rate of 0.42% was in effect from September 1, 2015 through December 31, 2015.

Administrative Services. State Street Bank and Trust Company (“State Street”) is expected to provide certain administrative services, including treasury, fund accounting, Blue Sky, and tax related services, to each of the Funds pursuant to an administration agreement.  State Street has provided such services to the Predecessor Funds pursuant to an administration agreement dated May 1, 2007, between State Street and each of the Predecessor Funds, as amended from time to time. For its services under the agreement, State Street will receive fees from the Funds based on a written fee schedule as may be agreed to from time to time between State Street and the Funds.

State Street will also receive fees from each Fund for Blue Sky services and reimbursement for certain out-of-pocket expenses. The administration agreement is expected to remain in effect with respect to a Fund unless terminated by either State Street or the Fund on sixty (60) days’ prior written notice to the other party.

The table below states the total dollar amount in fees paid by the Predecessor Funds to State Street under the administration agreement for the last three fiscal years.

Predecessor Fund	Fees Paid Fiscal Year Ended 12/31/15	Fees Paid Fiscal Year Ended 12/31/14	Fees Paid Fiscal Year Ended 12/31/13
RS Focused Opportunity Fund(1)	$4,969	N/A	N/A
RS Focused Growth Opportunity Fund(1)	$5,636	N/A	N/A
RS Partners Fund	$106,611	$199,270	$238,024
RS Value Fund	$99,107	$123,075	$142,367
RS Large Cap Alpha Fund	$54,595	$80,442	$91,748
RS Investors Fund	$16,433	$21,166	$2,971
RS Global Natural Resources Fund	$201,940	$435,755	$573,970
RS Small Cap Growth Fund	$162,834	$92,214	$82,000
RS Select Growth Fund	$65,694	$89,647	$78,973
RS Mid Cap Growth Fund	$22,864	$16,269	$9,327

SAI-67

RS Growth Fund	$22,130	$24,448	$22,252
RS Technology Fund	$15,093	$20,320	$21,066
RS Small Cap Equity Fund	$8,599	$12,662	$13,339
RS International Fund	$4,613	$5,054	$48,465
RS Global Fund	$5,545	$4,898	$3,955
RS Emerging Markets Fund	$21,860	$38,910	$78,634
RS Emerging Markets Small Cap Fund(2)	$3,544	$3,656	N/A
RS China Fund	$4,448	$3,994	$3,087
RS Investment Quality Bond Fund	$13,017	$14,386	$21,605
RS Low Duration Bond Fund	$74,169	$110,331	$197,679
RS High Yield Fund	$12,918	$13,235	$15,071
RS Tax-Exempt Fund	$20,468	$26,309	$49,988
RS High Income Municipal Bond Fund	$14,967	$12,697	$24,708
RS Floating Rate Fund	$124,972	$245,427	$310,018
RS Strategic Income Fund	$11,897	$10,654	$11,816

(1)	RS Focused Opportunity Fund and RS Focused Growth Opportunity Fund commenced operations on March 2, 2015.

(2)	RS Emerging Markets Small Cap Fund commenced operations on February 1, 2014.

Portfolio Managers.

This section includes information about the Funds’ portfolio managers, including information concerning other accounts they manage, the dollar range of Fund shares they own and how they are compensated. The following table lists the number and types of accounts managed by each individual and assets under management in those accounts as of December 31, 2015.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts(1)	Total Assets (in Thousands)	Number of Accounts	Total Assets (in Thousands)	Number of Accounts		Total Assets (in Thousands)
Michael Ade	4	$307,512	0	$0	4		$288,063
Stephen J. Bishop	12	$5,536,305	0	$0	8	(2)	$447,094
John Blaney	3	$1,213,621	0	$0	1		$525,882
Kevin Booth	4	$1,281,123	0	$0	1		$1,130,589
Rick Brandt	2	$29,521	0	$0	0		$0
Melissa Chadwick-Dunn	11	$5,387,261	0	$0	8	(2)	$447,094

SAI-68

Tony Chu	1	$25,742	0	$0	0		$0
Christopher W. Clark	11	$5,387,261	0	$0	8	(2)	$447,094
Richard A. Consul	1	$108,360	0	$0	132		$2,634,560
Robert J. Crimmins Jr.	5	$2,013,873	0	$0	2		$18,344,580
MacKenzie B. Davis	1	$1,674,088	1	$288,211	63	(3)	$2,707,269
Maria Freund	1	$25,269	0	$0	0		$0
S. Brad Fush	1	$108,360	0	$0	132		$2,634,560
John Gargana	2	$1,116,747	0	$0	0		$0
Edward D. Goard	1	$108,360	0	$0	132		$2,634,560
Douglas J. Gaylor	2	$312,986	0	$0	1		$1,735,511
Paul Gillin	3	$1,213,621	0	$0	1		$525,882
Paul Hamilos	5	$3,932,763	0	$0	27	(4)	$1,739,214
Robert J. Harris	5	$3,932,763	0	$0	27	(4)	$1,739,214
Paul Jablansky	5	$2,013,873	0	$0	1		$2,433,980
James R. Kelts	1	$108,360	0	$0	132		$2,634,560

SAI-69

U-Wen Kok	3	$297,422	0	$0	0		$0
Daniel Lang	5	$3,932,763	0	$0	27	(4)	$1,739,214
Joseph M. Mainelli	5	$3,932,763	0	$0	27	(4)	$1,739,214
David J. Marmon	5	$2,013,873	0	$0	1		$0
Gregory D. Oviatt	1	$108,360	0	$0	132		$2,634,560
Michael Reynal	4	$307,512	0	$0	4		$288,063
Kenneth L. Settles Jr.	2	$1,674,088	1	$288,211	63	(3)	$2,707,269
D. Scott Tracy	11	$5,387,261	0	$0	9	(2)	$447,857
Demetrios Tsaparas	3	$897,126	0	$0	0		$0

(1)	Includes all Predecessor Funds of the Trust managed as of December 31, 2015 and any Victory Funds managed by the portfolio manager.

(2)	The investment adviser to the account receives an advisory fee based on account performance for two of these other accounts, in which the assets total approximately $94,761,274.

(3)	The investment adviser to the account receives an advisory fee based on account performance for 10 of these other accounts, in which the assets total approximately $477,673,617.

(4)	The investment adviser to the account receives an advisory fee based on account performance for one of these other accounts, in which the assets total approximately $98,804,989.

SAI-70

Conflicts of Interest.

Victory Capital

The Adviser’s portfolio managers are often responsible for managing one or more Funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds.  A portfolio manager may manage other accounts which have materially higher fee arrangements than a Fund and may, in the future, manage other accounts which have a performance-based fee.  A portfolio manager also may make personal investments in accounts they manage or support. The side-by-side management of the Funds along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less liquid securities or initial public offering; and/or (3) desirable trade allocations, to such other accounts. In addition, certain trading practices, such as cross-trading between Funds or between a Fund and another account, raise conflict of interest issues.  The Funds and the Adviser have policies and procedures in place, including the Adviser’s internal review process and oversight by the Board of Trustees, that are intended to mitigate those conflicts.

Park Avenue

Portfolio managers for the Park Avenue Sub-Advised Funds typically manage other portfolios with investment objectives and strategies that are similar to those of the Park Avenue Sub-Advised Funds; however, specific security selection typically differs among portfolios based on investment objectives and duration requirements. In general, the other portfolios are managed using the same investment tools and resources that are used in connection with the management of the Park Avenue Sub-Advised Funds. Accordingly, portfolio managers often make investment decisions and place trades for other accounts, such as the Guardian Assets, that are similar to those made for the Funds due to the similarities in their investment objectives and strategies. On the other hand, portfolio managers may purchase or sell securities for one portfolio and not another, as appropriate, or may place transactions on behalf of the Guardian Assets that are directly or indirectly contrary to investment decisions made on behalf of a Fund. These decisions can be driven by differences in investment objectives or in the duration of benchmarks used for the Guardian Assets and the Funds. Depending on market conditions, any of these actions could have a positive or adverse impact on a Park Avenue Sub-Advised Fund.

Because the Park Avenue Sub-Advised Funds’ portfolio managers manage assets for other accounts, the potential exists that a portfolio manager could have an incentive to devote an unequal amount of time and attention to the management of a Park Avenue Sub-Advised Fund as compared to the time and attention the manager spends on other accounts. Park Avenue could also be perceived as having a conflict of interest if Park Avenue or any of its affiliates has an investment in an account that is materially larger than its investment in a Park Avenue Sub-Advised Fund. To address these and other potential conflicts of interest, Park Avenue has adopted trade allocation policies and procedures, which provide for fair treatment including procedures for allocation of initial public offerings, and has monitoring procedures for compliance with each Park Avenue Sub-Advised Fund’s investment policies and with the Code of Ethics of the Funds and Park Avenue. In addition, Park Avenue periodically reviews each portfolio manager’s overall responsibilities to evaluate whether the manager has adequate resources to effectively manage multiple portfolios in a manner that treats all clients fairly.

SailingStone

Portfolio managers for the Victory Global Natural Resources Fund may manage multiple portfolios for multiple clients. These accounts may include other mutual funds and accounts managed for other institutions and individuals. Whenever a portfolio manager manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Victory Global Natural Resources Fund and the investment strategies of the other accounts and potential conflicts in the allocation of time spent managing any one account and of investment opportunities between the Victory Global Natural Resources Fund and such other accounts. SailingStone, for their clients, may take a conflicting position in a security in which SailingStone has invested client assets. For example, SailingStone, on behalf of its clients, may sell a security that a client of SailingStone continues to hold, or may buy a security that SailingStone has sold for a client.

SailingStone is not obligated to acquire for any account any security that SailingStone and its related persons may acquire for their own accounts or for the account of any other client. In addition, SailingStone may give advice and take action with respect to any of its clients that differs from or conflicts with advice given, or the timing or nature

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of action taken, with respect to any other client. For example, SailingStone may take actions for one client that differ from the actions it takes for another client because of differences in the clients’ objectives, interests, and timeframe for investment. As a result, SailingStone may, in its discretion, cause one account that it manages to hold a security after SailingStone has caused another similarly managed account to sell the same security; or SailingStone may, in its discretion, cause one account that it manages to buy a security before SailingStone causes another similarly managed account to buy the same security. In either case, the difference in the time of sale or purchase may result in less favorable investment performance for one of the accounts. Actions taken by SailingStone for one client may disadvantage another client.

SailingStone seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Victory Global Natural Resources Fund and other accounts, and has adopted policies and procedures, including a Code of Ethics, designed to address such conflicts. SailingStone and each of the portfolio managers attempt to resolve any conflicts in a manner that is generally fair in the specific case or over time to all of their clients. SailingStone may give advice and take action with respect to any of its clients that may differ from advice given or the timing or nature of action taken with respect to any particular account so long as it is SailingStone’s policy, to the extent practicable, to allocate investment opportunities over time on a fair and equitable basis relative to other accounts.

It is SailingStone’s policy that, when the amount of securities of a particular issuer available to SailingStone’s client accounts in an initial public offering is insufficient to meet the requirements of each account that will purchase securities in the initial public offering, SailingStone generally will allocate those securities among those accounts based on the size of each account as of the close of business on the preceding day. It is also SailingStone’s policy that it may aggregate sale and purchase orders of securities for accounts with similar orders being made simultaneously for other clients if, in SailingStone’s reasonable judgment, such aggregation is reasonably likely to result generally in reduced market impact and/or lower per-share brokerage commission costs. In many instances, the purchase or sale of securities for accounts will be affected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. In such event, each client may be charged or credited, as the case may be, with the average transaction price of all securities purchased or sold in such transaction. As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts or if the client paid the actual (as opposed to average) transaction price for its purchase/sale. RS Global Natural Resources Fund may have lower investment returns than other accounts managed by SailingStone with substantially similar investment objectives and strategies.

If an order is only partially filled, it is allocated among the participating accounts pro rata based upon each SailingStone client account’s portion of the original order amount. Orders that result in small allocations can under certain circumstances cause a SailingStone client’s account to incur additional trade ticket charges from its custodian bank if it receives multiple partial allocations. In seeking best execution, SailingStone does not consider fees that may be assessed by a SailingStone client’s custodian.

SailingStone has adopted policies and procedures for allocating transactions and opportunities pursuant to which SailingStone generally allocates investments pro rata based on net assets of each account. However, there may be variances in the allocation to a particular account in order to achieve the desired target weight in that account, consistent with the account’s investment objectives and guidelines, or in cases where a full pro rata allocation would result in certain clients receiving a de minimis amount. In addition, given that the allocation of securities among accounts involves some element of judgment, at times it may be appropriate or necessary to deviate from the pro rata allocation procedures. An investment team member may generate orders that will cause SailingStone’s order management system to allocate on a basis that is not fully pro rata based on the following factors:

•                  Client’s liquidity requirements and reserves;

•                  Client’s diversification requirements;

•                  Amount of capital available for investment by client as well as client’s projected future capacity for investment;

•                  Composition of client’s portfolio;

•                  Client’s risk considerations;

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•                  Client’s cash flow considerations;

•                  Asset class restrictions imposed by client;

•                  Client-specific industry and other allocation targets;

•                  Client’s minimum and maximum investment size requirements;

•                  Client’s tax considerations;

•                  Legal, contractual, or regulatory constraints specific to a client; and

•                  Any other relevant limitations imposed by or conditions set forth in the applicable offering and organizational documents of a client.

SailingStone allocates limited opportunity investments pro rata based on net assets of each eligible SailingStone client account (determined based on the client’s investment guidelines.) SailingStone’s Portfolio Implementation Specialist reviews limited opportunity allocations for consistency with SailingStone’s limited opportunity allocation procedures. In addition, SailingStone’s Risk Committee periodically reviews the performance of accounts within a strategy for dispersion of performance between accounts with and without performance fees.

Fund Ownership.

As of December 31, 2015, the portfolio managers of the Funds owned equity securities of the Predecessor Funds in the amount indicated in the table below.

Name of Portfolio Manager	Dollar Range of Equity Securities in Predecessor Fund		Aggregate Dollar Range of Equity Securities in All Predecessor Funds in the RS Funds Complex*
Michael Ade	RS Emerging Markets Fund RS Emerging Markets Small Cap Fund RS China Fund	None None None	None
Stephen J. Bishop	RS Small Cap Growth Fund RS Growth Fund RS Technology Fund RS Mid Cap Growth Fund RS Select Growth Fund RS Small Cap Equity Fund	$100,001-500,000 Over $1,000,000 $100,001-500,000 $500,001-1,000,000 $500,001-1,000,000 None	Over $1,000,000
John Blaney	RS Floating Rate Fund	None
Kevin Booth	RS Floating Rate Fund RS Strategic Income Fund RS High Yield Fund	$100,001-500,000 None None
Rick Brandt	RS Focused Opportunity Fund RS Focused Growth Opportunity Fund	$100,001-500,000 $100,001-500,000	$100,001-$500,000
Melissa Chadwick-Dunn	RS Small Cap Growth Fund RS Growth Fund RS Mid Cap Growth Fund RS Select Growth Fund RS Small Cap Equity Fund	Over $1,000,000 $100,001-500,000 $100,001-500,000 None None	Over $1,000,000
Tony Chu	RS China Fund	None	None
Christopher W. Clark	RS Small Cap Growth Fund RS Growth Fund RS Technology Fund RS Mid Cap Growth Fund RS Select Growth Fund RS Small Cap Equity Fund	None $10,001 - $50,000 None $10,001 - $50,000 None None	$50,001-100,000
Richard A. Consul	None
Robert J. Crimmins Jr.	RS Low Duration Bond Fund RS Investment Quality Bond Fund RS Strategic Income Fund	$10,001-50,000 None None
MacKenzie B. Davis	RS Global Natural Resources Fund	None	None

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Name of Portfolio Manager	Dollar Range of Equity Securities in Predecessor Fund		Aggregate Dollar Range of Equity Securities in All Predecessor Funds in the RS Funds Complex*
S. Brad Fush	None
Maria Freund	RS Emerging Markets Small Cap Fund	None	$50,001-$100,000
John Gargana	RS Low Duration Bond Fund	$10,001-50,000
Douglas J. Gaylor	RS Tax-Exempt Fund	None
Paul Gillin	RS High Income Municipal Bond Fund RS High Yield Fund RS Floating Rate Fund	None None None
Edward D. Goard	None
Paul Hamilos	RS Partners Fund RS Value Fund RS Large Cap Alpha Fund RS Investors Fund	$10,001-50,000 $10,001-50,000 $10,001-50,000 None	$10,001-50,000
Robert J. Harris	RS Partners Fund RS Value Fund RS Large Cap Alpha Fund RS Investors Fund	$10,001-50,000 $100,001-500,000 $50,001-100,000 $10,001-50,000	$100,001-$500,000
Paul Jablansky	RS Investment Quality Bond Fund RS Low Duration Bond Fund RS Strategic Income Fund	None None None
U-Wen Kok	RS International Fund RS Global Fund	$1-$10,000 None	$1-$10,000
James R. Kelts	None
Daniel Lang	RS Partners Fund RS Value Fund RS Large Cap Alpha Fund RS Investors Fund	$50,001-100,000 $50,001-100,000 $10,001-50,000 $50,001-100,000	$100,001-$500,000
Joseph M. Mainelli	RS Partners Fund RS Value Fund RS Large Cap Alpha Fund RS Investors Fund	$50,001-100,000 $50,001-100,000 $50,001-100,000 $100,001-500,000	$500,001-1,000,000
David J. Marmon	RS Investment Quality Bond Fund RS Low Duration Bond Fund RS Strategic Income Fund	None None None
Gregory D. Oviatt	None
Michael Reynal	RS Emerging Markets Fund RS China Fund RS Emerging Markets Small Cap Fund	$50,001-100,000 None None	$100,001-$500,000
Kenneth L. Settles Jr.	RS Global Natural Resources Fund	$1-$10,000	$1-$10,000
D. Scott Tracy	RS Small Cap Growth Fund RS Growth Fund RS Mid Cap Growth Fund RS Select Growth Fund RS Small Cap Equity Fund	$100,001-500,000 $100,001-500,000 $100,001-500,000 $100,001-500,000 None	Over $1,000,000
Demetrios Tsaparas	RS Investment Quality Bond Fund RS Strategic Income Fund	None None

*The RS Funds Complex consists of the funds of the RS Investment Trust and RS Variable Products Trust.

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Portfolio Manager Compensation

Victory Capital

Victory Capital has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of Victory Capital’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help Victory Capital attract and retain high-quality investment professionals, and (3) contribute to Victory Capital’s overall financial success. Each of the portfolio managers receives a base salary plus an annual incentive bonus for managing a Fund, separate accounts, other investment companies, other pooled investment vehicles and other accounts (including any accounts for which Victory Capital receives a performance fee) (together, “Accounts”).  A portfolio manager’s base salary is dependent on the manager’s level of experience and expertise. Victory Capital monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various consultants that specialize in competitive salary information.

Each of the Victory Capital investment franchises may earn incentive compensation based on a percentage of Victory Capital’s revenue attributable to fees paid by Accounts managed by the team.  The chief investment officer of each team, in coordination with Victory Capital, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style.  Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to Victory Capital’s philosophy and values, such as leadership, risk management and teamwork.  The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or Fund relative to a selected peer group(s).  The overall performance results for a manager are based on the composite performance of all Accounts managed by that manager on a combination of one, three and five year rolling performance periods as compared to the performance information of a peer group of similarly-managed competitors.

Victory Capital’s portfolio managers may participate in the equity ownership plan of Victory Capital’s parent company.  There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm.  Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.

Park Avenue

The compensation paid to portfolio managers is comprised of both base salary and incentive compensation. The base salary is generally a fixed amount based on the individual’s experience and expertise and is reviewed annually. The purpose of the incentive compensation plan is to provide portfolio managers with incentive awards that are tied directly to the performance of the mutual funds and portfolios for which they are responsible. The incentive component can be a significant portion of their total compensation. For the mutual funds, the incentive compensation rewards favorable performance of the mutual funds relative to peers and positive excess return versus appropriate benchmark indices. For the other portfolios, the incentive compensation rewards favorable performance relative to customized benchmark indices.

The mutual fund performance criteria are generally tied to both a peer component and index component. The peer component is based on a Park Avenue Sub-Advised Fund’s performance relative to the appropriate peer group in the universe of mutual funds as determined by Lipper, Inc., an independent mutual fund rating and ranking organization. Incentive compensation takes into account performance measured over rolling one- and three-year periods, with a phase-in period. The index component is based on whether the Fund’s performance exceeds the performance of its benchmark index (for example, the Victory High Yield Fund’s performance is measured against the performance of the Barclays U.S. Corporate High Yield Index). The incentive compensation calculation for a given portfolio manager is based on appropriate weightings that reflect that manager’s roles and responsibilities with respect to management of the mutual funds and other portfolios. Although under normal circumstances the Guardian Assets substantially exceed those of the Park Avenue Sub-Advised Funds, for purposes of the calculation, management of the Funds accounts for approximately 50% of a manager’s incentive compensation. In determining the actual incentive award to an individual portfolio manager, senior management may increase or decrease the award in its discretion based on the manager’s contribution to performance and other factors.

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SailingStone

The total compensation package paid by SailingStone to portfolio managers encourages all professionals to contribute toward the long-term success of SailingStone. All members of the investment team at SailingStone are partners, and all partners will have the same base salary.

In addition to base salary, portfolio managers will have the opportunity to earn into a bonus pool, can earn further equity, and are provided with a competitive benefits package. The annual bonus pool will be determined by the overall success of the business and will be calculated as a percentage of revenues. Individual awards will be determined based on accuracy of forecasts of company specific NAV, breadth of coverage across respective commodity segments, relative returns of individual positions versus industry peers in periods of negative performance, absolute returns of the portfolio, and total profits and losses for the business. Equity grants are earned over a long, multi-year time frame and reflect long-term value creation for the overall franchise.

Code of Ethics

Each of the Trust, the Adviser, Park Avenue, SailingStone and the Distributor has adopted a Code of Ethics. The Adviser’s Code of Ethics applies to all of the Adviser’s directors and officers and employees with investment advisory duties (“Access Personnel”) and all of the Adviser’s directors, officers and employees (“Supervised Personnel”). Each Code of Ethics provides that Access Personnel must refrain from certain trading practices. Each Code also requires all Access Personnel (and, in the Adviser Code, all Supervised Personnel) to report certain personal investment activities, including, but not limited to, purchases or sales of securities that may be purchased or held by a Fund. Violations of any Code of Ethics can result in penalties, suspension, or termination of employment.

Proxy Voting Policies and Procedures

In accordance with the 1940 Act, the Trust has adopted policies and procedures for voting proxies related to equity securities that the Funds hold (the “Proxy Voting Policy”). The Trust’s Proxy Voting Policy is designed to: (i) ensure that proxies are voted in the best interests of shareholders of the Funds with a view toward maximizing the value of their investments; (ii) address conflicts of interests between these shareholders, on the one hand, and affiliates of the Fund, the Adviser or the Distributor, on the other, that may arise regarding the voting of proxies; and (iii) provide for the disclosure of the Funds’ proxy voting records and the Proxy Voting Policy. The Proxy Voting Policy delegates to the Adviser the obligation to vote the Funds’ proxies in the best interests of the Funds and their shareholders, subject to oversight by the Board.

The Board of Trustees has authorized Victory Capital to delegate proxy voting authority with respect to a Fund to that Fund’s sub-adviser. Pursuant to such delegations, each of Park Avenue and Sailing Stone is authorized to vote proxies on behalf of the applicable Fund or Funds for which it serves as investment adviser or sub-adviser, in accordance with the proxy voting policies and procedures of each such adviser.

Victory Capital

To assist the Adviser in making proxy-voting decisions, the Adviser has adopted a Proxy Voting Policy (“Policy”) that establishes voting guidelines (“Proxy Voting Guidelines”) with respect to certain recurring issues. The Policy is reviewed on an annual basis by the Adviser’s Proxy Committee (“Proxy Committee”) and revised when the Committee determines that a change is appropriate. The Board annually reviews the Trust’s Proxy Voting Policy and the Adviser’s Policy and determines whether amendments are necessary or advisable.

Voting under the Adviser’s Policy may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee. The Adviser delegates to Institutional Shareholder Services (“ISS”), an independent service provider, the non-discretionary administration of proxy voting for the Trust, subject to oversight by the Adviser’s Proxy Committee. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by the Adviser.

The Adviser votes proxies in the best interests of the Funds and their shareholders. This entails voting client proxies with the objective of increasing the long-term economic value of Fund assets. The Adviser’s Proxy Committee determines how proxies are voted by following established guidelines, which are intended to assist in voting proxies

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and are not considered rigid rules. The Proxy Committee is directed to apply the guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the Funds or if required by the Board or the Funds’ Proxy Voting Policy. In such cases, the Adviser may consider, among other things:

•                  the effect of the proposal on the underlying value of the securities

•                  the effect on marketability of the securities

•                  the effect of the proposal on future prospects of the issuer

•                  the composition and effectiveness of the issuer’s board of directors

•                  the issuer’s corporate governance practices

•                  the quality of communications from the issuer to its shareholders

The Adviser may also take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in a Fund’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

Occasionally, conflicts of interest arise between the Adviser’s interests and those of a Fund or another client. When this occurs, the Proxy Committee must document the nature of the conflict and vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue. In the event that the Proxy Voting Guidelines are inapplicable or do not mitigate the conflict, the Adviser will seek the opinion of the Adviser’s Chief Compliance Officer or consult with an external independent adviser. In the case of a Proxy Committee member having a personal conflict of interest (e.g. a family member is on the board of the issuer), such member will abstain from voting. Finally, the Adviser reports to the Board annually any proxy votes that took place involving a conflict, including the nature of the conflict and the basis or rationale for the voting decision made.

The Funds’ Proxy Voting Policy provides that the Funds, in accordance with SEC rules, annually will disclose on Form N-PX the Funds’ proxy voting record. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is updated each year by August 31st and is available without charge, upon request, by calling toll free 1-800-766-3863 or by accessing the SEC’s website at www.sec.gov.

Park Avenue and SailingStone

Summaries of the proxy voting policies and procedures for each of Park Avenue and SailingStone are included in Appendix B.

Portfolio Transactions

Fixed Income Trading. Fixed income and convertible securities are bought and sold through broker-dealers acting on a principal basis. These trades are not charged a commission, but rather are marked up or marked down by the executing broker-dealer. The Adviser does not know the actual value of the markup/markdown. However, the Adviser attempts to ascertain whether the overall price of a security is reasonable through the use of competitive bids.

Orders to buy or sell convertible securities and fixed income securities are placed on a competitive basis with a reasonable attempt made to obtain three competitive bids or offers. Exceptions are: (1) where the bid/ask spread is 5 basis points or less, provided the order is actually filled at the bid or better for sales and at the ask or better for purchases; (2) securities for which there are only one or two market makers; (3) block purchases considered relatively large; (4) swaps, a simultaneous sale of one security and purchase of another in substantially equal amounts for the same account, intended to take advantage of an aberration in a spread relationship, realize losses, etc.; and (5) purchases and/or sales of fixed income securities for which, typically, more than one offering of the same issue is unobtainable; subject to a judgment by the trader that the bid is competitive.

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All Other Markets. Subject to the consideration of obtaining best execution, the Adviser may use brokerage commissions generated from client transactions may be used to obtain services and/or research from broker-dealers to assist in the Adviser’s investment management decision-making process. These services and research are in addition to and do not replace the services and research that the Adviser is required to perform and do not reduce the investment advisory fees payable to the Adviser by the Funds. Such information may be useful to the Adviser in serving both the Funds and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Funds.

Brokerage commissions may never be used to compensate a third party for client referrals unless the client has directed such an arrangement. In addition, brokerage commissions may never be used to obtain research and/or services for the benefit of any employee or non-client entity.

It is the policy of the Adviser to obtain the “best execution” of its clients’ securities transactions. The Adviser strives to execute each client’s securities transactions in such a manner that the client’s total costs or proceeds in each transaction are the most favorable under the circumstances. Commission rates paid on securities transactions for client accounts must reflect comparative market rates.

In addition, the Adviser will consider the full range and quality of a broker’s services in placing brokerage including, but not limited to, the value of research provided, execution capability, commission rate, willingness and ability to commit capital and responsiveness. The lowest possible commission cost alone does not determine broker selection. The transaction that represents the best quality execution for a client account will be executed. Commission ranges and the actual commission paid for trades of listed stocks and over-the-counter stocks may vary depending on, but not limited to, the liquidity and volatility of the stock and services provided to the Adviser by the broker.

The Adviser will make a good faith determination that the commissions paid are reasonable in relationship to the value of the services received. The continuous review of commissions is the responsibility of the head of equity trading. Quarterly, the Adviser’s research analysts and portfolio managers will participate in a broker vote. The Adviser’s Equity Trading Desk will utilize the vote results during the broker selection process. Some brokers executing trades for the Adviser’s clients may, from time to time, receive liquidity rebates in connection with the routing of trades to Electronic Communications Networks. Since the Adviser is not a broker, however, it is ineligible to receive such rebates and does not obtain direct benefits for its clients from this broker practice.

Investment decisions for each Fund are made independently from those made for the other Funds or any other investment company or account managed by the Adviser. Such other investment companies or accounts may also invest in the same securities and may follow similar investment strategies as the Funds. The Adviser may combine transaction orders (“bunching” or “blocking” trades) for more than one client account where such action appears to be equitable and potentially advantageous for each account (e.g., for the purpose of reducing brokerage commissions or obtaining a more favorable transaction price.) The Adviser will aggregate transaction orders only if it believes that the aggregation is consistent with its duty to seek best execution for its clients and is consistent with the terms of investment advisory agreements with each client for whom trades are being aggregated. Both equity and fixed-income securities may be aggregated. When making such a combination of transaction orders for a new issue or secondary market trade in an equity security, the Adviser adheres to the following objectives:

•                      Fairness to clients both in the participation of execution of orders for their account, and in the allocation of orders for the accounts of more than one client.

•                      Allocation of all orders in a timely and efficient manner.

In some cases, “bunching” or “blocking” trades may affect the price paid or received by a Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only that particular Fund had participated in or been allocated such trades.

The aggregation of transactions for advisory accounts and proprietary accounts (including partnerships and other accounts in which the Adviser or its associated persons are partners or participants, and managed employee

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accounts) is permissible. No proprietary account may be favored over any other participating account and such practice must be consistent with the Adviser’s Code of Ethics.

Equity trade orders are executed based only on trade instructions received from portfolio managers by the trading desk. Portfolio managers may enter trades to meet the full target allocation immediately or may meet the allocation through moves in incremental blocks. Orders are processed on a “first-come, first-served” basis. At times, a rotation system may determine “first-come, first-served” treatment when the equity trading desk receives the same order for multiple accounts simultaneously. The Adviser will utilize a rotation whereby the Funds, even if aggregated with other orders, are in the first block(s) to trade within the rotation. To aggregate orders, the equity trading desk must determine that all accounts in the order will benefit. Any new trade that can be blocked with an existing open order may be added to the open order to form a larger block. The Adviser receives no additional compensation or remuneration of any kind as a result of the aggregation of trades. All accounts participating in a block execution receive the same execution price, an average share price, for securities purchased or sold on a trading day. Execution prices may not be carried overnight. Any portion of an order that remains unfilled at the end of a given day shall be rewritten (absent contrary instructions) on the following day as a new order. Accounts with trades executed the next day will receive a new daily average price to be determined at the end of the following day.

If the order is filled in its entirety, securities purchased in the aggregate transaction will be allocated among accounts participating in the trade in accordance with an Allocation Statement prepared at the time of order entry. If the order is partially filled, the securities will be allocated pro rata based on the Allocation Statement. Portfolio managers may allocate executed trades in a different manner than indicated on the Allocation Statement (e.g., non-pro rata) only if all client accounts receive fair and equitable treatment.

In some instances, it may not be practical to complete the Allocation Statement prior to the placement of the order. In that case, the trading desk will complete the Allocation Statement as soon as practicable, but no later than the end of the same business day on which the securities have been allocated to the trading desk by the broker.

Where the full amount of a block execution is not executed, the partial amount actually executed will be allocated on a pro rata basis whenever possible. The following execution methods maybe used in place of a pro rata procedure: relative size allocations, security position weighting, priority for specialized accounts, or a special allocation based on compliance approval.

After the proper allocation has been completed, excess shares must be sold in the secondary market, and may not be reallocated to another managed account.

In making investment decisions for the Funds, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of the Adviser, its parents, subsidiaries or affiliates, and, in dealing with their commercial customers, the Adviser, its parents, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds.

For the three fiscal years ended December 31, the following table shows the information on brokerage commissions paid by the Predecessor Funds:

Predecessor Fund	Fiscal Year Ended 12/31/15	Fiscal Year Ended 12/31/14	Fiscal Year Ended 12/31/13
RS Focused Opportunity Fund(1)	$10,148	$—	$—
RS Focused Growth Opportunity Fund(1)	$18,227	$—	$—
RS Partners Fund	$2,176,545	$2,782,756	$2,875,217
RS Value Fund	$1,475,648	$1,274,056	$1,238,628
RS Large Cap Alpha Fund(2)	$562,182	$910,857	$839,215
RS Investors Fund(3)	$308,976	$410,611	$130,122

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RS Global Natural Resources Fund(4)	$2,823,607	$4,715,288	$6,222,176
RS Small Cap Growth Fund(5)	$3,641,510	$2,222,011	$1,485,787
RS Select Growth Fund	$1,141,119	$1,658,560	$1,427,801
RS Mid Cap Growth Fund(6)	$428,240	$288,446	$132,337
RS Growth Fund	$191,481	$254,462	$202,662
RS Technology Fund(7)	$490,391	$719,433	$871,869
RS Small Cap Equity Fund(8)	$150,474	$253,628	$234,654
RS International Fund(9)	$68,185	$175,060	$483,686
RS Global Fund	$40,995	$74,744	$68,907
RS Emerging Markets Fund(10)	$1,192,017	$2,497,185	$4,055,677
RS Emerging Markets Small Cap Fund(11)	$68,856	$113,165	$—
RS China Fund	$36,294	$72,684	$66,512
RS Investment Quality Bond Fund	$10,903	$—	$—
RS Low Duration Bond Fund	$43,738	$—	$—
RS High Yield Fund	$1,701	$—	$—
RS Tax-Exempt Fund	$—	$—	$—
RS High Income Municipal Bond Fund	$—	$—	$—
RS Floating Rate Fund	$—	$—	$—
RS Strategic Income Fund	$11,923	$—	$—

(1)	RS Focused Opportunity Fund and RS Growth Opportunity Fund commenced operations on March 2, 2015.

(2)

The decrease in commissions for RS Large Cap Alpha Fund for the fiscal year ended December 31, 2015 as compared to previous years was generally due to a decrease in trading caused by a decrease in assets during the year.

(3)

The increases in commissions for RS Investors Fund for the fiscal years ended December 31, 2015 and December 31, 2014 as compared to the previous years was generally due to an increase in trading due to asset growth during the years.

(4)

The decreases in commissions for RS Global Natural Resources Fund for the fiscal years ended December 31, 2015 and December 31, 2014 as compared to the previous years was generally due to a decrease in trading caused by a decrease in assets during the years.

(5)

The increases in commissions for RS Small Cap Growth Fund for the fiscal years ended December 31, 2015 and December 31, 2014 as compared to the previous years was generally due to an increase in trading due to asset growth during the years.

(6)

The increases in commissions for RS Mid Cap Growth Fund for the fiscal years ended December 31, 2015 and December 31, 2014 as compared to the previous years was generally due to an increase in trading due to market conditions and asset growth during the years.

(7)

The decrease in commissions for RS Technology Fund for the fiscal year ended December 31, 2015 as compared to previous years was generally due to a decrease in trading caused by a decrease in assets during the year.

(8)

The decrease in commissions for RS Small Cap Equity Fund for the fiscal year ended December 31, 2015 as compared to previous years was generally due to a decrease in trading caused by a decrease in assets during the year.

(9)

The decreases in commissions for RS International Fund for the fiscal years ended December 31, 2015 and December 31, 2014 as compared to previous years was generally due to a decrease in trading caused by a decrease in assets during the years.

(10)

The increase in commissions for RS Emerging Markets Fund for the fiscal years ended December 31, 2013 as compared to the fiscal years ended December 31, 2014 and December 31, 2015 was generally due to a change in the portfolio management team during the year and a decrease in trading caused by a decrease in assets during the fiscal years ended December 31, 2014 and December 31, 2015.

Affiliated Brokerage. The Board has authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. The Board has adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which require that the commission paid to affiliated broker-dealers must be “reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other broker-dealers in connection with comparable transactions involving similar securities during a comparable period of time.”

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No payments were made to any affiliated brokers during the fiscal year ended December 30, 2015.

Allocation of Brokerage in Connection with Research Services. Of the amounts shown in the preceding table for the fiscal year ended December 31, 2015, the following table provides the amounts of such brokerage commissions paid by the Predecessor Funds to brokers who provided research services or other services to RS Investments or the Predecessor Funds’ distributor and the total dollar amounts of the transactions pursuant to which such brokerage commissions were paid.

Predecessor Fund(1)	Brokerage Commissions Paid	Total Dollar Amount of Such Transactions
RS Focused Opportunity Fund	$9,342	$5,598
RS Focused Growth Opportunity Fund	$16,902	$10,080
RS Partners Fund	$1,428,070	$795,809
RS Value Fund	$826,414	$454,549
RS Large Cap Alpha Fund	$289,122	$162,446
RS Investors Fund	$176,106	$95,051
RS Global Natural Resources Fund	$974,747	$881,982
RS Small Cap Growth Fund	$2,704,200	$1,488,608
RS Select Growth Fund	$811,262	$457,466
RS Mid Cap Growth Fund	$281,172	$152,804
RS Growth Fund	$136,990	$73,399
RS Technology Fund	$250,927	$136,394
RS Small Cap Equity Fund	$112,859	$61,721
RS International Fund	$44,433	$21,219
RS Global Fund	$27,541	$12,987
RS Emerging Markets Fund	$607,992	$294,649
RS Emerging Markets Small Cap Fund	$15,793	$5,959
RS China Fund	$23,976	$11,650
RS Investment Quality Bond Fund	$—	$—
RS Low Duration Bond Fund	$—	$—
RS High Yield Fund	$—	$—
RS Tax-Exempt Fund	$—	$—
RS High Income Municipal Bond Fund	$—	$—
RS Floating Rate Fund	$—	$—
RS Strategic Income Fund	$—	$—

(1)	RS Focused Opportunity Fund and RS Focused Growth Opportunity Fund did not commence operations until March 2, 2015.

Securities of Regular Brokers or Dealers. The following table lists each Predecessor Fund that acquired securities of its regular brokers or dealers (as defined in the 1940 Act) or of their parents during the fiscal year ended December 31, 2015, the name of each such broker or dealer, and the value of each Fund’s aggregate holdings of the securities of each issuer as of December 31, 2015:

Predecessor Fund	Broker or Dealer	Value as of December 31, 2015
RS Investment Quality Bond Fund	Bank of America Corp.	$494,917
RS Investment Quality Bond Fund	Citigroup, Inc.	$428,426
RS Investment Quality Bond Fund	Credit Suisse	$386,498
RS Investment Quality Bond Fund	JP Morgan Chase & Co.	$294,845
RS Investment Quality Bond Fund	Morgan Stanley	$307,280
RS Investment Quality Bond Fund	The Goldman Sachs Group, Inc.	$706,299

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RS Low Duration Bond Fund	Barclays Bank PLC	$4,799,997
RS Low Duration Bond Fund	Deutsche Bank AG	$6,444,730
RS Low Duration Bond Fund	Bank of America Corp.	$6,481,416
RS Low Duration Bond Fund	UBS Group AG	$3,494,141
RS Low Duration Bond Fund	Morgan Stanley	$4,705,429
RS Low Duration Bond Fund	Wells Fargo Bank N.A.	$813,440
RS Strategic Income Fund	Citigroup, Inc.	$803,299
RS Strategic Income Fund	Bank of America Corp.	$1,244,741
RS Strategic Income Fund	Morgan Stanley	$1,064,353
RS Strategic Income Fund	The Goldman Sachs Group, Inc.	$1,107,099
RS Large Cap Alpha Fund	JP Morgan Chase & Co.	$25,853,386
RS Large Cap Alpha Fund	Wells Fargo & Co.	$15,674,706
RS Focused Growth Opportunity Fund	The Bank of New York Mellon Corp	$-160,758	(1)
RS Value Fund	Raymond James Financial	$15,105,475
RS Investors Fund	JP Morgan Chase & Co.	$4,970,738
RS Global Fund	JP Morgan Chase & Co.	$605,957
RS Global Fund	The Goldman Sachs Group, Inc.	$286,746
RS Global Fund	Wells Fargo & Co.	$628,293
RS International Fund	UBS Group AG	$258,149

(1)   Position held short.

Portfolio Turnover.

The portfolio turnover rates stated in each Prospectus are calculated by dividing the lesser of the Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. For the two fiscal years ended December 31, 2015 and 2014, the Predecessor Funds’ portfolio turnover rates were as shown in the following table.

Predecessor Fund	2015	2014
RS Focused Opportunity Fund	139%	N/A
RS Focused Growth Opportunity Fund	152%	N/A
RS Partners Fund	42%	47%
RS Value Fund	55%	56%
RS Large Cap Alpha Fund	39%	60%
RS Investors Fund	50%	83%
RS Global Natural Resources Fund	33%	34%
RS Small Cap Growth Fund	94%	104%
RS Select Growth Fund	88%	96%
RS Mid Cap Growth Fund	120%	154%
RS Growth Fund	105%	136%
RS Technology Fund	119%	146%
RS Small Cap Equity Fund	98%	93%
RS International Fund	117%	186%
RS Global Fund	90%	130%
RS Emerging Markets Fund	111%	138%
RS Emerging Markets Small Cap Fund	107%	110%
RS China Fund	125%	133%
RS Investment Quality Bond Fund	73%	51%
RS Low Duration Bond Fund	36%	38%
RS High Yield Fund	151%	221%
RS Tax-Exempt Fund	39%	14%
RS High Income Municipal Bond Fund	53%	25%
RS Floating Rate Fund	29%	39%
RS Strategic Income Fund	41%	87%

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RS Low Duration Bond Fund	36%	38%
RS High Yield Fund	151%	221%

Disclosure of Portfolio Holdings.

The Board has adopted policies with respect to the disclosure of each Fund’s portfolio holdings by the Fund, the Adviser, or their affiliates. These policies provide that each Fund’s portfolio holdings information generally may not be disclosed to any party prior to the information becoming public.

Certain limited exceptions are described below. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of a Fund, third parties providing services to the Funds (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Funds.

The Trust’s Chief Compliance Officer is responsible for monitoring each Fund’s compliance with these policies and for providing regular reports (at least annually) to the Board regarding the adequacy and effectiveness of the policy and recommend changes, if necessary.

Public Disclosure.

The Funds disclose their complete portfolio holdings in its annual and semiannual reports to shareholders, which are sent to shareholders no later than 60 days after the relevant fiscal period (June 30th and December 31st, respectively) and are available on the Fund’s website, www.rsinvestments.com. The Funds also file their complete portfolio holdings as of the end of their first and third fiscal quarters (March 30th and June 30th, respectively) with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC’s website, www.sec.gov.

In addition, the Funds may disclose their complete portfolio holdings and other information relating to its portfolio holdings (e.g., top ten holdings) on the Funds’ website as disclosed in the Prospectus.

Non-Public Disclosures.

The Adviser may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds’ policies provide that non-public disclosures of a Fund’s portfolio holdings may only be made if: (i) the Fund has a “legitimate business purpose” (as determined by the President of the Trust) for making such disclosure; and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information and describes any compensation to be paid to the Fund or any “affiliated person” of the Adviser or Distributor, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

The Adviser will consider any actual or potential conflicts of interest between the Adviser and a Fund’s shareholders and will act in the best interest of the Fund’s shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser will not authorize such release.

Ongoing Arrangements to Disclose Portfolio Holdings

As previously authorized by the Board and/or the Trust’s executive officers, a Fund periodically discloses non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Fund in its day-to-day operations, as well as public information to certain ratings organizations. These entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from a Fund. In none of these arrangements does a Fund or any

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“affiliated person” of the Adviser or Distributor receive any compensation, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Adviser	Victory Capital Management Inc.	Daily.

Distributor	Victory Capital Advisers, Inc.	Daily.

Custodian	State Street Bank and Trust Company	Daily.

Fund Accountant	State Street Bank and Trust Company	Daily.

Financial Data Service	FactSet Research Systems, Inc.

Independent Registered Public Accounting Firm		Annual Reporting Period: within 15 business days of end of reporting period. Semiannual Reporting Period: within 31 business days of end of reporting period.

Printer for Financial Reports	Merrill Corporation	Up to 30 days before distribution to shareholders.

Legal Counsel, for EDGAR filings on Forms N-CSR and Form N-Q	Morrison & Foerster LLP	Up to 30 days before filing with the SEC.

Ratings Agency	Thompson Financial/Vestek	Monthly, within 5 days after the end of the previous month.

Ratings Agency	Lipper/Merrill Lynch	Monthly, within 6 days after the end of the previous month.

Ratings Agency	Lipper/general subscribers	Monthly, 30 days after the end of the previous month.

Ratings Agency	Morningstar	Quarterly, 5 business days after the end of the previous quarter.

Financial Data Service	Bloomberg L.P.	Quarterly, 5 business days after the end of the previous quarter.

These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information, except as necessary in providing services to a Fund.

There is no guarantee that a Fund’s policies on use and dissemination of holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of such information.

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Distributor.

Victory Capital Advisers, Inc. (the “Distributor”), located at 4900 Tiedeman Road, 4th Floor, Brooklyn OH 44144, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust dated August 1, 2013, as amended (the “Distribution Agreement”), approved with respect to the Funds at a Board meeting held on February 17, 2016. The Distributor is an affiliate of the Adviser. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to each Fund for two years and will continue thereafter for consecutive one-year terms, provided that the renewal is approved at least annually (1) by the Board or by the vote of a majority of the outstanding shares of each Fund, and (2) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act.

Because the Funds had not commenced operations prior to the date of this SAI, no fees have been paid with respect to the Funds pursuant to the Distribution Agreement.

Rule 12b-1 Distribution and Service Plans.

Class A Rule 12b-1 Plan. The Trust has adopted a Rule 12b-1 Plan, pursuant to which Class A shares of (1) each of the Funds pay the Distributor a distribution and service fee of up to 0.25%. Under this Rule 12b-1 Plan, the Distributor may use Rule 12b-1 fees for: (a) costs of printing and distributing each such Fund’s prospectus, SAI and reports to prospective investors in these Funds; (b) costs involved in preparing, printing and distributing sales literature pertaining to these Funds; (c) an allocation of overhead and other branch office distribution-related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of each such Fund’s Class A shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Funds, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Funds’ transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee and the contingent deferred sales charges (“CDSCs”) received by the Distributor; and (f) any other expense primarily intended to result in the sale of the Funds’ Class A shares, including, without limitation, payments to salesmen and selling dealers at the time of the sale of such shares, if applicable, and continuing fees to each such salesmen and selling dealers, which fee shall begin to accrue immediately after the sale of such shares.

The Class A Rule 12b-1 Plan specifically recognizes that either the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of Class A shares of these Funds. In addition, this Rule 12b-1 Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling these Funds’ Class A shares, or to third parties, including banks, that render shareholder support services.

Class C Rule 12b-1 Plan. The Trust has adopted a Rule 12b-1 Plan, pursuant to which Class C shares of each of the Funds, with the exception of the Victory RS Partners Fund, pay the Distributor a distribution and service fee of 1.00%. The Distributor may use Rule 12b-1 fees to pay for activities primarily intended to result in the sale of Class C shares, including but not limited to: (i) costs of printing and distributing a Fund’s prospectus, SAI and reports to prospective investors in the Fund; (ii) costs involved in preparing, printing and distributing sales literature pertaining to a Fund; and (iii) payments to salesmen and selling dealers at the time of the sale of shares, if applicable, and continuing fees to each such salesman and selling dealers, which fee shall begin to accrue immediately after the sale of such shares. Fees may also be used to pay persons, including but not limited to the Funds’ transfer agent, any sub-transfer agents, or any administrators, for providing services to the Funds and their Class C shareholders, including but not limited to: (i) maintaining shareholder accounts; (ii) answering routine inquiries regarding a Fund; (iii) processing shareholder transactions; and (iv) providing any other shareholder services not otherwise provided by a Fund’s transfer agent. In addition, the Distributor may use the Rule 12b-1 fees paid under this Plan for an allocation of overhead and other branch office distribution-related expenses of the Distributor such as office space and equipment and telephone facilities, and for accruals for interest on the amount of the foregoing expenses that exceed the Distribution Fee and the CDSC received by the Distributor. Of the 1.00% permitted under the Plan, no more than the maximum amount permitted by the NASD Conduct Rules will be used to finance activities primarily intended to result in the sale of Class C shares.

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Class R Rule 12b-1 Plan. The Trust also has adopted a Rule 12b-1 Plan, pursuant to which Class R shares of the applicable Funds pay the Distributor a distribution and service fee of up to 0.50%. Under this Rule 12b-1 Plan, the Distributor may use Rule 12b-1 fees for: (a) costs of printing and distributing each such Fund’s prospectus, SAI and reports to prospective investors in these Funds; (b) costs involved in preparing, printing and distributing sales literature pertaining to these Funds; (c) an allocation of overhead and other branch office distribution-related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of each such Fund’s Class R shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Funds, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Funds’ transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee and the CDSCs received by the Distributor; and (f) any other expense primarily intended to result in the sale of the Funds’ Class R shares, including, without limitation, payments to salesmen and selling dealers at the time of the sale of such shares, if applicable, and continuing fees to each such salesmen and selling dealers, which fee shall begin to accrue immediately after the sale of such shares.

The Class R Rule 12b-1 Plan specifically recognizes that either the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of Class R shares of these Funds. In addition, this Rule 12b-1 Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling these Funds’ Class R shares, or to third parties, including banks, that render shareholder support services. To the extent that a Plan gives the Adviser or the Distributor greater flexibility in connection with the distribution of Class R shares of the Funds, additional sales of these shares may result.

Rule 12b-1 Plans. The amount of the Rule 12b-1 fees payable by any share class of a Fund under these Rule 12b-1 Plans is considered compensation and is not related directly to expenses incurred by the Distributor and no Plan obligates a Fund to reimburse the Distributor for such expenses. The fees set forth under any Rule 12b-1 Plan will be paid by each such share class of a Fund to the Distributor unless and until the Plan is terminated or not renewed with respect to such Fund’s share class; any distribution or service expenses incurred by the Distributor on behalf of the Funds in excess of payments of the distribution fees specified above that the Distributor has accrued through the termination date are the sole responsibility and liability of the Distributor and not an obligation of any such Fund.

The following tables reflect the payment of Rule 12b-1 fees and/or contingent deferred sales charges to the Predecessor Funds’ distributor, pursuant to Rule 12b-1 distribution plans similar to the Plans adopted by the Predecessor Funds for each respective class of shares and in effect during the periods shown.  The information reflects a Rule 12b-1 fee of 0.65% applicable to the Predecessor Funds’ Class K shares, which was reorganized into Class R shares upon the closing of the Reorganizations.  Class R shares of the Funds are subject to a Rule 12b-1 fee of 0.50%.  All such payments consisted of compensation to broker-dealers.

The following table shows amounts paid or payable by the Trust to RS Funds Distributor LLC (“RSFD”) in its capacity as principal underwriter and distributor of the Predecessor Funds’ shares under the Predecessor Funds’ 12b-1 Plan and RSFD Services Reimbursements during the periods indicated.

Predecessor Fund(1)	Payments Under the Predecessor Fund’s 12b-1 Plans(2)	RSFD Services Reimbursement
RS Focused Opportunity Fund
Period from 3/2/15 to 12/31/15	$14,339	$—

RS Focused Growth Opportunity Fund
Period from 3/2/15 to 12/31/15	$29,113	$(16)

RS Partners Fund
Year ended 12/31/15	$1,655,044	$(1,368,255)
Period from 6/1/14 to 12/31/14	$1,539,962	$(1,964,903)

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RS Value Fund
Year ended 12/31/15	$1,345,527	$(1,729,678)
Period from 6/1/14 to 12/31/14	$954,604	$(1,220,336)

RS Large Cap Alpha Fund
Year ended 12/31/15	$1,940,835	$(218,654)
Period from 6/1/14 to 12/31/14	$1,188,671	$(231,232)

RS Investors Fund
Year ended 12/31/15	$431,966	$(158,353)
Period from 6/1/14 to 12/31/14	$284,038	$(123,194)

RS Global Natural Resources Fund
Year ended 12/31/15	$1,873,513	$(2,162,862)
Period from 6/1/14 to 12/31/14	$2,123,192	$(2,454,992)

RS Small Cap Growth Fund
Year ended 12/31/15	$2,105,700	$(2,588,746)
Period from 6/1/14 to 12/31/14	$921,902	$(691,817)

RS Select Growth Fund
Year ended 12/31/15	$1,554,778	$(769,262)
Period from 6/1/14 to 12/31/14	$988,254	$(524,245)

RS Mid Cap Growth Fund
Year ended 12/31/15	$520,712	$(213,749)
Period from 6/1/14 to 12/31/14	$209,476	$(119,525)

RS Growth Fund
Year ended 12/31/15	$655,949	$(135,811)
Period from 6/1/14 to 12/31/14	$389,724	$(71,195)

RS Technology Fund
Year ended 12/31/15	$421,785	$(127,648)
Period from 6/1/14 to 12/31/14	$280,685	$(96,274)

RS Small Cap Equity Fund
Year ended 12/31/15	$215,206	$(11,779)
Period from 6/1/14 to 12/31/14	$115,631	$(37,507)

RS International Fund
Year ended 12/31/15	$98,082	$(13,278)
Period from 6/1/14 to 12/31/14	$68,255	$(8,634)

RS Global Fund
Year ended 12/31/15	$139,739	$—
Period from 6/1/14 to 12/31/14	$80,843	$(1,741)

RS Emerging Markets Fund
Year ended 12/31/15	$601,220	$(259,546)
Period from 6/1/14 to 12/31/14	$497,214	$(286,379)

RS Emerging Markets Small Cap Fund
Year ended 12/31/15	$40,288	$(6,721)
Period from 6/1/14 to 12/31/14	$26,517	$(2,572)

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RS China Fund
Year ended 12/31/15	$108,930	$(5,727)
Period from 6/1/14 to 12/31/14	$58,168	$(17,417)

RS Investment Quality Bond Fund
Year ended 12/31/15	$335,858	$(34,615)
Period from 6/1/14 to 12/31/14	$193,113	$(36,216)

RS Low Duration Bond Fund
Year ended 12/31/15	$2,549,063	$(624,394)
Period from 6/1/14 to 12/31/14	$1,893,893	$(488,278)

RS High Yield Fund
Year ended 12/31/15	$466,074	$(31,868)
Period from 6/1/14 to 12/31/14	$340,093	$(23,165)

RS Tax-Exempt Fund
Year ended 12/31/15	$701,639	$(113,380)
Period from 6/1/14 to 12/31/14	$500,288	$(100,891)

RS High Income Municipal Bond Fund
Year ended 12/31/15	$473,504	$(58,369)
Period from 6/1/14 to 12/31/14	$270,991	$(44,089)

RS Floating Rate Fund
Year ended 12/31/15	$5,906,064	$(1,157,634)
Period from 6/1/14 to 12/31/14	$4,798,986	$(1,146,282)

RS Strategic Income Fund
Year ended 12/31/15	$262,306	$(25,353)
Period from 6/1/14 to 12/31/14	$170,103	$(14,077)

(1)	RS Focused Opportunity Fund and RS Focused Growth Opportunity Fund did not commence operations until March 2, 2015.
(2)	After giving effect to any reimbursement or waiver to the Predecessor Funds by RSFD.

The following table shows amounts paid or payable by the Trust to GIS in its capacity as principal underwriter and distributor of the Predecessor Funds’ shares under the Predecessor Funds’ 12b-1 Plan and GIS Services Reimbursements during the periods indicated.(1)

Predecessor Fund(2)	Payments Under the Predecessor Fund’s 12b-1 Plans(3)	GIS Services Reimbursement
RS Partners Fund
Period from 1/1/14 to 5/31/14	$1,333,588	$(1,563,632)
Year ended 12/31/13	$3,066,466	$(3,242,011)

RS Value Fund
Period from 1/1/14 to 5/31/14	$774,054	$(908,952)
Year ended 12/31/13	$1,888,538	$(2,165,339)

RS Large Cap Alpha Fund
Period from 1/1/14 to 5/31/14	$820,268	$(167,350)
Year ended 12/31/13	$1,808,166	$(347,905)

RS Investors Fund
Period from 1/1/14 to 5/31/14	$113,370	$(22,069)

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Year ended 12/31/13	$66,653	$(16,711)

RS Global Natural Resources Fund
Period from 1/1/14 to 5/31/14	$1,799,028	$(1,801,746)
Year ended 12/31/13	$5,284,846	$(4,701,973)

RS Small Cap Growth Fund
Period from 1/1/14 to 5/31/14	$608,832	$(321,914)
Year ended 12/31/13	$1,313,361	$(694,609)

RS Select Growth Fund
Period from 1/1/14 to 5/31/14	$833,458	$(361,973)
Year ended 12/31/13	$1,296,099	$(628,397)

RS Mid Cap Growth Fund
Period from 1/1/14 to 5/31/14	$127,392	$(39,341)
Year ended 12/31/13	$196,726	$(63,581)

RS Growth Fund
Period from 1/1/14 to 5/31/14	$267,059	$(48,712)
Year ended 12/31/13	$477,050	$(90,711)

RS Technology Fund
Period from 1/1/14 to 5/31/14	$226,853	$(70,080)
Year ended 12/31/13	$478,019	$(149,246)

RS Small Cap Equity Fund
Period from 1/1/14 to 5/31/14	$89,514	$(27,008)
Year ended 12/31/13	$212,890	$(47,666)

RS International Fund
Period from 1/1/14 to 5/31/14	$53,381	$(10,685)
Year ended 12/31/13	$132,886	$(204,010)

RS Global Fund
Period from 1/1/14 to 5/31/14	$52,817	$(8,679)
Year ended 12/31/13	$106,683	$(733)

RS Emerging Markets Fund
Period from 1/1/14 to 5/31/14	$398,345	$(292,790)
Year ended 12/31/13	$1,364,252	$(1,033,853)

RS Emerging Markets Small Cap Fund
Period from 2/1/14 to 5/31/14(4)	$12,972	$(767)

RS China Fund
Period from 1/1/14 to 5/31/14	$37,959	$(3,993)
Year ended 12/31/13	$85,946	$(2,128)

RS Investment Quality Bond Fund
Period from 1/1/14 to 5/31/14	$140,208	$(33,067)
Year ended 12/31/13	$519,057	$(91,871)

RS Low Duration Bond Fund
Period from 1/1/14 to 5/31/14	$1,598,399	$(427,365)

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Year ended 12/31/13	$5,013,007	$(1,200,898)

RS High Yield Fund
Period from 1/1/14 to 5/31/14	$247,604	$(16,448)
Year ended 12/31/13	$664,348	$(43,358)

RS Tax-Exempt Fund
Period from 1/1/14 to 5/31/14	$410,435	$(92,364)
Year ended 12/31/13	$1,471,535	$(290,825)

RS High Income Municipal Bond Fund
Period from 1/1/14 to 5/31/14	$193,266	$(34,141)
Year ended 12/31/13	$748,677	$(126,830)

RS Floating Rate Fund
Period from 1/1/14 to 5/31/14	$4,145,916	$(938,198)
Year ended 12/31/13	$9,382,601	$(2,038,945)

RS Strategic Income Fund
Period from 1/1/14 to 5/31/14	$131,760	$(12,420)
Year ended 12/31/13	$321,523	$(42,235)

(1)	Prior to June 1, 2014, GIS served as the principal underwriter and distributor of the Predecessor Funds’ shares.
(2)	RS Focused Opportunity Fund and RS Focused Growth Opportunity Fund did not commence operations until March 2, 2015.
(3)	After giving effect to any reimbursement or waiver to the Predecessor Funds by GIS.
(4)	RS Emerging Markets Small Cap Fund commenced operations on February 1, 2014.

The following table shows sales loads paid to RSFD during the periods shown.

Predecessor Fund(1)	Sales Load on Purchases(2)	Contingent Deferred Sales Loads
RS Focused Opportunity Fund
Period from 3/2/15 to 12/31/15	$164	$—

RS Focused Growth Opportunity Fund
Period from 3/2/15 to 12/31/15	$54	$—

RS Partners Fund
Year ended 12/31/15	$2,499	$285
Period from 6/1/14 to 12/31/14	$3,348	$—

RS Value Fund
Year ended 12/31/15	$12,221	$1,139
Period from 6/1/14 to 12/31/14	$7,929	$1,696

RS Large Cap Alpha Fund
Year ended 12/31/15	$29,833	$15,685
Period from 6/1/14 to 12/31/14	$15,219	$2,153

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RS Investors Fund
Year ended 12/31/15	$6,485	$26,867
Period from 6/1/14 to 12/31/14	$26,022	$16,689

RS Global Natural Resources Fund
Year ended 12/31/15	$11,710	$52,735
Period from 6/1/14 to 12/31/14	$7,042	$11,692

RS Small Cap Growth Fund
Year ended 12/31/15	$35,560	$786
Period from 6/1/14 to 12/31/14	$7,675	$20,420

RS Select Growth Fund
Year ended 12/31/15	$27,188	$13,598
Period from 6/1/14 to 12/31/14	$14,647	$29,601

RS Mid Cap Growth Fund
Year ended 12/31/15	$21,267	$6,464
Period from 6/1/14 to 12/31/14	$8,061	$3,821

RS Growth Fund
Year ended 12/31/15	$7,095	$4,287
Period from 6/1/14 to 12/31/14	$6,686	$1,091

RS Technology Fund
Year ended 12/31/15	$2,856	$1,970
Period from 6/1/14 to 12/31/14	$4,804	$2,814

RS Small Cap Equity Fund
Year ended 12/31/15	$1,443	$140
Period from 6/1/14 to 12/31/14	$1,334	$—

RS International Fund
Year ended 12/31/15	$2,951	$115
Period from 6/1/14 to 12/31/14	$1,589	$—

RS Global Fund
Year ended 12/31/15	$1,600	$571
Period from 6/1/14 to 12/31/14	$508	$594

RS Emerging Markets Fund
Year ended 12/31/15	$5,223	$1,223
Period from 6/1/14 to 12/31/14	$4,370	$820

RS Emerging Markets Small Cap Fund
Year ended 12/31/15	$263	$—
Period from 6/1/14 to 12/31/14	$51	$—

RS China Fund
Year ended 12/31/15	$1,665	$4,694
Period from 6/1/14 to 12/31/14	$133	$—

RS Investment Quality Bond Fund
Year ended 12/31/15	$7,426	$3,304
Period from 6/1/14 to 12/31/14	$2,539	$481

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RS Low Duration Bond Fund
Year ended 12/31/15	$7,404	$174,105
Period from 6/1/14 to 12/31/14	$7,070	$42,839

RS High Yield Fund
Year ended 12/31/15	$1,329	$1,349
Period from 6/1/14 to 12/31/14	$2,670	$734

RS Tax-Exempt Fund
Year ended 12/31/15	$3,956	$8,354
Period from 6/1/14 to 12/31/14	$3,287	$444

RS High Income Municipal Bond Fund
Year ended 12/31/15	$4,953	$19,905
Period from 6/1/14 to 12/31/14	$8,279	$3,175

RS Floating Rate Fund
Year ended 12/31/15	$20,972	$87,748
Period from 6/1/14 to 12/31/14	$13,977	$93,888

RS Strategic Income Fund
Year ended 12/31/15	$2,031	$1,277
Period from 6/1/14 to 12/31/14	$2,158	$473

(1)	RS Focused Opportunity Fund and RS Focused Growth Opportunity Fund commenced operations on March 2, 2015.
(2)	A portion of the sales loads paid to RSFD upon purchases of Class A shares was reallowed by RSFD to dealers.

The following table shows sales loads paid to GIS during the periods indicated.(1)

Predecessor Fund(2)	Sales Load on Purchases(3)	Contingent Deferred Sales Loads
RS Partners Fund
Period from 1/1/14 to 5/31/14	$3,793	$1
Year ended 12/31/13	$7,837	$15

RS Value Fund
Period from 1/1/14 to 5/31/14	$8,030	$1,307
Year ended 12/31/13	$18,227	$1,790

RS Large Cap Alpha Fund
Period from 1/1/14 to 5/31/14	$12,621	$1,896
Year ended 12/31/13	$31,726	$1,562

RS Investors Fund
Period from 1/1/14 to 5/31/14	$26,670	$31,574
Year ended 12/31/13	$13,984	$1,119

RS Global Natural Resources Fund
Period from 1/1/14 to 5/31/14	$6,370	$18,174
Year ended 12/31/13	$55,185	$54,748

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RS Small Cap Growth Fund
Period from 1/1/14 to 5/31/14	$9,567	$3,080
Year ended 12/31/13	$19,075	$1,927

RS Select Growth Fund
Period from 1/1/14 to 5/31/14	$24,478	$14,124
Year ended 12/31/13	$137,259	$66,743

RS Mid Cap Growth Fund
Period from 1/1/14 to 5/31/14	$5,752	$917
Year ended 12/31/13	$7,906	$1,094

RS Growth Fund
Period from 1/1/14 to 5/31/14	$6,535	$1,606
Year ended 12/31/13	$13,299	$291

RS Technology Fund
Period from 1/1/14 to 5/31/14	$8,025	$622
Year ended 12/31/13	$13,467	$21,522

RS Small Cap Equity Fund
Period from 1/1/14 to 5/31/14	$718	$—
Year ended 12/31/13	$2,232	$118

RS International Fund
Period from 1/1/14 to 5/31/14	$2,054	$2
Year ended 12/31/13	$5,023	$3,196

RS Global Fund
Period from 1/1/14 to 5/31/14	$261	$248
Year ended 12/31/13	$914	$2,698

RS Emerging Markets Fund
Period from 1/1/14 to 5/31/14	$7,674	$1,815
Year ended 12/31/13	$11,872	$1,226

RS Emerging Markets Small Cap Fund
Period from 2/1/14 to 5/31/14(4)	$—	$—

RS China Fund
Period from 1/1/14 to 5/31/14	$129	$—
Year ended 12/31/13	$582	$—

RS Investment Quality Bond Fund
Period from 1/1/14 to 5/31/14	$1,895	$7,768
Year ended 12/31/13	$13,432	$17,024

RS Low Duration Bond Fund
Period from 1/1/14 to 5/31/14	$8,028	$89,016
Year ended 12/31/13	$35,938	$284,733

RS High Yield Fund
Period from 1/1/14 to 5/31/14	$3,582	$1,664
Year ended 12/31/13	$7,520	$8,121

RS Tax-Exempt Fund
Period from 1/1/14 to 5/31/14	$1,297	$2,425

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Year ended 12/31/13	$17,935	$62,993

RS High Income Municipal Bond Fund
Period from 1/1/14 to 5/31/14	$3,021	$1,673
Year ended 12/31/13	$13,578	$66,589

RS Floating Rate Fund
Period from 1/1/14 to 5/31/14	$22,212	$142,905
Year ended 12/31/13	$153,449	$272,154

RS Strategic Income Fund
Period from 1/1/14 to 5/31/14	$2,388	$3,367
Year ended 12/31/13	$8,716	$9,445

(1)	Prior to June 1, 2014, GIS served as the principal underwriter and distributor of the Predecessor Funds’ shares.
(2)	RS Focused Opportunity Fund and RS Focused Growth Opportunity Fund did not commence operations until March 2, 2015.
(3)	A portion of the sales loads paid to GIS upon purchases of Predecessor Funds’ Class A shares was reallowed by GIS to dealers.
(4)	RS Emerging Markets Small Cap Fund commenced operations on February 1, 2014.

No other commissions and compensation were paid by any of the Predecessor Funds to the Predecessor Funds’ distributor during the fiscal year ended December 31, 2015.

The Funds have been informed by RSFD, the Predecessor Funds’ distributor, that for the year ended December 31, 2015, the following expenditures were made using the 12b-1 Plan fees received by the Predecessor Funds’ distributor with respect to the Predecessor Funds:

Predecessor Fund(1)	Advertising	Prospectus and marketing materials printing & mailing(2)	Compensation to underwriters	Compensation paid to firms	Compensation to sales personnel	Other expenses (facilities, professional expenses, and other)	Excess expenses incurred by RSFD and RS Investments(3)
RS Focused Opportunity Fund	$1,053	$62	$—	$13,521	$3,974	$825	$(695)
RS Focused Growth Opportunity Fund	$1,618	$376	$—	$13,258	$6,306	$1,444	$1,710
RS Partners Fund	$96,034	$11,558	$—	$1,745,203	$575,936	$88,930	$(862,902)
RS Value Fund	$84,474	$8,450	$—	$1,196,831	$364,061	$37,214	$(344,705)
RS Large Cap Alpha Fund	$55,518	$10,864	$—	$1,786,745	$477,600	$88,755	$(469,677)
RS Investors Fund	$14,166	$1,955	$—	$328,627	$86,990	$9,079	$15,197
RS Global Natural Resources Fund	$169,545	$12,958	$—	$1,892,479	$811,276	$116,855	$(1,083,252)
RS Small Cap Growth Fund	$139,253	$15,421	$—	$1,881,814	$845,359	$206,289	$(982,823)
RS Select Growth Fund	$56,504	$7,036	$—	$1,550,021	$389,956	$40,052	$(484,282)

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RS Mid Cap Growth Fund	$19,216	$3,299	$—	$570,657	$324,894	$23,698	$(421,665)
RS Growth Fund	$20,722	$3,728	$—	$375,354	$127,565	$23,059	$109,524
RS Technology Fund	$13,193	$2,342	$—	$327,918	$104,680	$15,405	$(39,766)
RS Small Cap Equity Fund	$7,082	$1,754	$—	$208,068	$47,680	$19,409	$(68,926)
RS International Fund	$2,936	$570	$—	$91,657	$21,988	$3,718	$(22,680)
RS Global Fund	$3,555	$570	$—	$27,395	$24,515	$12,231	$71,983
RS Emerging Markets Fund	$20,268	$3,065	$—	$609,791	$140,610	$13,896	$(185,756)
RS Emerging Markets Small Cap Fund	$3,349	$303	$—	$24,781	$8,190	$2,004	$1,661
RS China Fund	$2,636	$475	$—	$32,123	$11,459	$3,065	$61,507
RS Investment Quality Bond Fund	$7,538	$1,492	$—	$360,480	$64,776	$727	$(96,228)
RS Low Duration Bond Fund	$63,345	$9,809	$—	$2,805,104	$628,760	$32,580	$(980,548)
RS High Yield Fund	$7,415	$1,768	$—	$238,901	$64,111	$7,959	$146,899
RS Tax-Exempt Fund	$14,903	$2,540	$—	$727,663	$101,391	$9,018	$(145,880)
RS High Income Municipal Bond Fund	$9,473	$1,694	$—	$530,362	$71,909	$16,950	$(174,754)
RS Floating Rate Fund	$110,816	$16,107	$—	$5,855,174	$651,608	$4,029	$(720,531)
RS Strategic Income Fund	$6,152	$1,336	$—	$159,895	$33,486	$5,235	$57,025

(1)	RS Focused Opportunity Fund and RS Focused Growth Opportunity Fund did not commence operations until March 2, 2015.
(2)	Printing and mailing of prospectuses to other than current Predecessor Fund shareholders.
(3)	Amount by which expenses incurred by Predecessor Funds’ distributor and the Predecessor Funds’ adviser relating to distribution exceeded Rule 12b-1 fees and contingent deferred sales charges paid.

Custodian, Fund Accountant and Administrator.

The Adviser expects to retain State Street Bank and Trust Company, 200 Newport Avenue, Quincy, Massachusetts 02171, serves as the Funds’ custodian, fund accountant and administrator (the “Custodian”).  State Street Bank and Trust Company served as the Custodian of the Predecessor Funds.

The Custodian and subcustodians hold the securities in the Funds’ portfolios and other assets for safekeeping. The Transfer Agent and the Custodian do not participate in making investment decisions for the Funds.

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Transfer Agent.

The Adviser expects to retain Boston Financial Data Services, at P.O. Box 219717, Kansas City, MO 64121, serves as the Funds’ transfer agent and dividend-paying agent (“Transfer Agent”).  Boston Financial Data Services served as the Transfer Agent of the Predecessor Funds.

Legal Counsel.

Morrison & Foerster LLP, 250 W. 55th Street, New York, New York 10019, is the counsel to the Trust.

Expenses.

Each Fund bears the following expenses relating to its operations, including: taxes, interest, brokerage fees and commissions, fees of the Trustees, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of each Fund’s existence, costs of shareholders’ reports and meetings, and any extraordinary expenses incurred in the Fund’s operation.

ADDITIONAL INFORMATION

Description of Shares.

The Trust is a Delaware statutory trust. The Trust’s Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, with a par value of $.001 per share. The Trust currently offers Class A, C, R and Y shares of the Funds.  A Fund may not offer all such share classes.

The Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the prospectus and this SAI, the Trust’s shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, shares of each Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective series, of any general assets not belonging to any particular series that are available for distribution.

Shareholders of each Fund are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote (“share-based voting”). Alternatively (except where the 1940 Act requires share-based voting), the Trustees in their discretion may determine that shareholders are entitled to one vote per dollar of NAV (with proportional voting for fractional dollar amounts). Shareholders of all series and classes will vote together as a single class on all matters except (1) when required by the 1940 Act, shares shall be voted by individual series or class; and (2) when the Trustees have determined that the matter affects only the interests of one or more series or class, then only shareholders of such series or class shall be entitled to vote thereon. The shareholders of the Trust are the insurance company separate accounts using the Funds to fund contracts. The insurance company separate accounts pass voting rights attributable to shares held for the contracts to the contract owners, as described in the separate account prospectus.

There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders for at least six months, and who hold shares having an NAV of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the

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purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

The Trust Instrument permits the Trustees to take certain actions without obtaining shareholder approval, if the Trustees determine that doing so would be in the best interests of shareholders. These actions include: (a) reorganizing a Fund with another investment company or another series of the Trust; (b) liquidating a Fund; (c) restructuring a Fund into a “master/feeder” structure, in which a Fund (the “feeder”) would invest all of its assets in a separate “master” fund; and (d) amending the Trust Instrument, unless shareholder consent is required by law.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares, as defined under the 1940 Act, of the series affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of the Fund and any other series in the matter are identical, or that the matter does not affect any interest of other series of the Trust. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of the Fund. However, Rule 18f-2 also provides that the ratification of independent accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.

Shareholder and Trustee Liability.

The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Trust Instrument provides that shareholders of the Trust shall not be liable for the obligations of the Trust. The Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Trust Instrument also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Trust Instrument states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Trust’s business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Trust Instrument also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

Principal Holders of Securities.

There are no beneficial owners of any Fund who own more than 5% of such Fund since there were no shares of any Funds outstanding as of the date of this SAI.

Financial Statements.

The audited financial statements of the Trust, with respect to the Funds, for the fiscal year ended December 31, 2015 are incorporated by reference herein.

Miscellaneous.

As used in the prospectus and in this SAI, “assets belonging to a fund” (or “assets belonging to the Funds”) means the consideration received by the Trust upon the issuance or sale of shares of a Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and

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any general assets of the Trust, which general liabilities and expenses are not readily identified as belonging to a particular series that are allocated to that series by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular series will be the relative NAV of each respective series at the time of allocation. Assets belonging to a particular series are charged with the direct liabilities and expenses in respect of that series, and with a share of the general liabilities and expenses of each of the series not readily identified as belonging to a particular series, which are allocated to each series in accordance with its proportionate share of the NAVs of the Trust at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to a particular series will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular series are conclusive.

As used in the prospectus and in this SAI, a “vote of a majority of the outstanding shares” of a Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Trust is registered with the SEC as an open-end management investment company. Such registration does not involve supervision by the SEC of the management or policies of the Trust.

The prospectus and this SAI omit certain of the information contained in the registration statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

Fund Benchmarks.

The following section provides additional information about the Funds’ benchmark indexes listed under the “Average Annual Total Returns” table in the Funds’ Prospectus. Index results listed in the “Average Annual Total Returns” table assume the reinvestment of dividends paid on the securities constituting the index, except as otherwise noted. You may not invest in the indexes.

Benchmark Index	Description
Barclays High Yield Municipal Bond Index	An unmanaged index that is generally considered to be representative of the high yield municipal bond market and is composed of non-rated bonds and bonds rated below investment grade.
Barclays Municipal Bond Index	An unmanaged index that is generally considered to be representative of investment-grade municipal issues having remaining maturities greater than one year and a national scope.
Barclays U.S. Aggregate Bond Index	An unmanaged index that is generally considered to be representative of U.S. bond market activity.
Barclays U.S. Corporate High-Yield Index	An unmanaged index that is generally considered to be representative of the investable universe of the U.S. dollar-denominated high-yield debt market.
Barclays U.S. Government 1-3 Year Bond Index	An unmanaged index that is generally considered to be representative of U.S. Government bonds with maturities between one and three years.
MSCI All Country World Index (Gross)	A free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets.
MSCI China Index (Gross)

A free float-adjusted market capitalization-weighted index of Chinese equities that includes China-affiliated corporations and H shares listed on the Hong Kong Exchange, and B shares listed on the Shanghai and Shenzhen exchanges.

MSCI EAFE Index (Gross)	A free float-adjusted market capitalization index that is designed to

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measure the equity market performance of developed markets, excluding the U.S. & Canada.
MSCI Emerging Markets Index (Gross)	A free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets.
MSCI Emerging Markets Small Cap Index (Gross)	A free float-adjusted market capitalization index that is designed to measure equity performance of small-capitalization companies in emerging markets.
MSCI World Commodity Producers Index (Gross)

An equity-based index designed to reflect the performance related to commodity producers stocks. The MSCI World Commodity Producers Index is a free float-adjusted market capitalization-weighted index comprised of commodity producer companies based on the Global Industry Classification Standard (GICS®).

Russell Midcap® Growth Index

An unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.)

Russell Midcap® Value Index

An unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.)

Russell 1000® Growth Index

An unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index

An unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index

An unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.)

Russell 2000® Value Index

An unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.)

Russell 2500® Growth Index

An unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2500® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2500® Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.)

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Benchmark Index	Description
Russell 3000® Value Index	An unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 3000® Index with lower price-to-book ratios and lower forecasted growth values.
S&P 500® Index

An unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy.

S&P/LSTA U.S. Leveraged Loan Index	A market-weighted index that tracks the performance of institutional leveraged loans.
S&P North American Natural Resources Sector Index™

A modified market-capitalization weighted index designed as a benchmark for U.S.-traded securities in the natural resources sector. The index includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

S&P North American Technology Sector Index™	A modified market-capitalization weighted index based on a universe of technology-related stocks.

Each Prospectus and this SAI are not an offering of the securities described in these documents in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in a Prospectus and this SAI.

While this SAI and each Prospectus describe pertinent information about the Trust and the Funds, neither this SAI nor any Prospectus can represent a contract between the Trust or the Fund and any shareholder.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Description of Security Ratings

Set forth below are descriptions of the relevant ratings of each of the NRSROs. These NRSROs and the descriptions of the ratings are as of the date of this SAI and may subsequently change.

Moody’s

Global Long-Term Ratings. Ratings assigned on Moody’s global long-term rating scales are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. The following describes the global long-term ratings by Moody’s.

Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Medium-Term Note Program Ratings. Moody’s assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes). MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

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Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Global Short-Term Ratings. Ratings assigned on Moody’s global short-term rating scales are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. The following describes Moody’s global short-term ratings.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1. — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2. — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3. — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP. — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Speculative Grade Liquidity Ratings. Moody’s Speculative Grade Liquidity Ratings are opinions of an issuer’s relative ability to generate cash from internal resources and the availability of external sources of committed financing, in relation to its cash obligations over the coming 12 months. Speculative Grade Liquidity Ratings will consider the likelihood that committed sources of financing will remain available. Other forms of liquidity support will be evaluated and consideration will be given to the likelihood that these sources will be available during the coming 12 months. Speculative Grade Liquidity Ratings are assigned to speculative grade issuers that are by definition Not Prime issuers.

SGL-1 — Issuers rated SGL-1 possess very good liquidity. They are most likely to have the capacity to meet their obligations over the coming 12 months through internal resources without relying on external sources of committed financing.

SGL-2 — Issuers rated SGL-2 possess good liquidity. They are likely to meet their obligations over the coming 12 months through internal resources but may rely on external sources of committed financing. The issuer’s ability to access committed sources of financing is highly likely based on Moody’s evaluation of near-term covenant compliance.

SGL-3 — Issuers rated SGL-3 possess adequate liquidity. They are expected to rely on external sources of committed financing. Based on its evaluation of near-term covenant compliance, Moody’s believes there is only a modest cushion, and the issuer may require covenant relief in order to maintain orderly access to funding lines.

SGL-4 — Issuers rated SGL-4 possess weak liquidity. They rely on external sources of financing and the availability of that financing is, in Moody’s opinion, highly uncertain.

Short-Term Obligation Ratings. While the global short-term ‘prime’ rating scale is applied to U.S. municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or

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proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG-1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG-3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale. The rating transitions on the VMIG scale, as shown in the diagram below, differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG-1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG-2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG-3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

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Long-Term Issue Credit Ratings. Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

• Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

• Nature of and provisions of the obligation, and the promise imputed by Standard & Poor’s;

• Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA — An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C — An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

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D — An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR — This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-) — The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings. The following describes Standard & Poor’s short-term issue credit ratings.

A-1 — A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 — A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C — A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D — A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Municipal Short-Term Note Ratings. The following describes Standard & Poor’s Municipal Short-Term Note Ratings.

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

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• Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

• Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2. Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3. Speculative capacity to pay principal and interest.

Active Qualifiers

L — Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p — This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

pi — Ratings with a ‘pi’ suffix are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ suffix. Ratings with a ‘pi’ suffix are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

prelim — Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

• Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

• Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies.

• Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

• Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

• Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the

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transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

• A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t — This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Fitch

International Long-Term Ratings

Investment Grade

AAA — Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB — Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB — Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B — Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC, CC, C — High levels of credit risk. “CCC” ratings indicates that default is a real possibility. ‘CC’ ratings indicates that default of some kind appears probable. ‘C’ ratings indicate that default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD — Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

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a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a distressed debt exchange on one or more material financial obligations.

D — Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

International Short-Term Ratings. The following describes Fitch’s two highest short-term ratings:

F1. Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2. Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

Notes to Long- and Short-term ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Issuer Default Ratings category, or to Long-Term Issuer Default Ratings categories below ‘B’.

NR — A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Withdrawn — The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’.

Rating Watch — Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating

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implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (‘CCC’, ‘CC’ and ‘C’) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook — trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as “Evolving”.

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions and covered bonds. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the ‘CCC’, ‘CC’ and ‘C’ categories. Defaulted ratings typically do not carry an Outlook.

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APPENDIX B

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

Park Avenue Institutional Advisers LLC

Introduction

In its capacity as investment sub-adviser to certain Funds which may from time to time hold equity securities, Park Avenue has a fiduciary duty to the shareholders of the Funds to evaluate each company in which the Funds invest, in order to satisfy itself that the company meets certain management, financial and corporate governance standards. Park Avenue believes that each investment should reflect a sound economic decision that benefits the shareholders of the Funds; thus, as a guiding principle, in voting proxies Park Avenue seeks to maximize the shareholders’ economic interests. Accordingly, these policies and procedures are designed to ensure that Park Avenue votes proxies in the best interests of shareholders of the Funds, regardless of any relationship between Park Avenue, or any affiliate of Park Avenue, with the company soliciting the proxy. With limited exceptions, Park Avenue intends to vote all proxies solicited by issuers.

Proxy Voting Service

Park Avenue has retained the services of a proxy voting service provider (the “Proxy Voting Service Provider”), an independent proxy voting service, to act as its agent in voting proxies. The Proxy Voting Service Provider performs independent research on the management, financial condition and corporate governance policies of numerous companies, and makes voting recommendations. The Proxy Voting Service Provider votes proxies on Park Avenue’s behalf at shareholder meetings and is responsible for retaining copies of each proxy statement and maintaining records of how each proposal was voted.

In making its voting determinations, the Proxy Voting Service Provider has developed policies that involve an analysis of various factors relevant to the issuer and/or the proxy matter presented. After conducting its own evaluation of the Proxy Voting Service Provider’s factors and policies, Park Avenue has instructed the Proxy Voting Service Provider to make a voting determination based upon the Proxy Voting Service Provider’s factors and policies. The policies and the factors the Proxy Voting Service Provider considers in its voting determinations are further detailed in the guidelines. Park Avenue has instructed the Proxy Voting Service Provider to vote “for,” “against,” or on a “case-by-case” basis, along with the Proxy Voting Service Provider’s recommendations. In cases where the Proxy Voting Service Provider may not vote a proxy, a proposal may be referred to Park Avenue for consideration.

Conflicts of Interest

Sometimes a conflict of interest may arise in connection with the proxy voting process. For example, Park Avenue may have a material conflict of interest due to a significant business relationship with the company or a business relationship with a third party that has a material interest in the outcome of the vote, or a Park Avenue employee may have a personal conflict of interest due to a personal or familial relationship with someone at the company soliciting the proxy. Central to these proxy voting policies is Park Avenue’s philosophy that proxies should be voted only in the best interests of the shareholders of the Funds. Accordingly, these proxy voting policies are applied uniformly to avoid material conflicts of interest.

Guardian has taken certain measures to prevent economic or political incentives on the part of fund management or other Guardian business units to influence the outcome of a vote. Park Avenue has created an information barrier between fund management and those other business units that may have inside or other information about a company, to prevent fund management from obtaining information that could have the potential to influence proxy voting decisions.

If an occasion arises in which the Proxy Voting Service Provider is unable to vote a proxy due to its own conflict of interest, the Proxy Voting Service Provider will ask Park Avenue to provide specific voting instructions. In such situations, Park Avenue shall vote the proxy in accordance with these policies and procedures. In all other cases, the Proxy Voting Service Provider votes proxies on behalf of Park Avenue and the Funds applying uniform policies.

If the Proxy Voting Service Provider is unable to vote a proxy due to a conflict and has referred it to Park Avenue for voting instructions, and there is a potential material conflict of interest between the issuer and Guardian or a Guardian affiliate or employee, the proxy proposal will be referred to Park Avenue’s Oversight Committee. The Oversight Committee will provide voting instructions on the proposal after consulting with the fund manager and taking into account all factors it deems relevant. If the Oversight Committee believes a material conflict exists that cannot be resolved by the committee, it will refer the proposal to the Board of Trustees for guidance.

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SailingStone Capital Partners LLC

Proxy Voting

Proxies are assets of SailingStone’s Clients that must be voted with diligence, care, and loyalty. SailingStone will vote each proxy in accordance with its fiduciary duty to its Clients. SailingStone will generally seek to vote proxies in a way that maximizes the value of Clients’ assets. However, SailingStone will document and abide by any specific proxy voting instructions conveyed by a Client with respect to that Client’s securities.

These policies and procedures do not apply to any Client that has explicitly retained authority and discretion to vote its own proxies or delegated such authority and discretion to a third party; SailingStone takes no responsibility for the voting of any proxies on behalf of any such Client. For those Clients that have delegated such authority and discretion to SailingStone, these policies and procedures apply equally to registered investment companies and other institutional accounts.

Paragraph (c)(ii) of Rule 204-2 under the Advisers Act requires SailingStone to maintain certain books and records associated with its proxy voting policies and procedures. The CCO will ensure that SailingStone complies with all applicable recordkeeping requirements associated with proxy voting.

SailingStone has retained ISS Governance Services (“ISS”) to assist in the proxy voting process. The CCO manages SailingStone’s relationship with ISS. ISS prepares analyses of most matters submitted to a shareholder vote. ISS receives a daily electronic feed of all holdings in SailingStone’s voting accounts, and trustees and/or custodians for those accounts have been instructed to deliver all proxy materials that they receive directly to ISS. ISS monitors the accounts and their holdings to be sure that all proxies are received and voted. As a result of the firm’s decision to use ISS, there is generally no physical handling of proxies by SailingStone personnel. The CCO ensures that ISS votes all proxies and retains all required documentation associated with proxy voting.

SailingStone has adopted proxy voting guidelines (the “Guidelines”) that set forth how SailingStone plans to vote on specific matters presented for shareholder vote. The Guidelines are generally based on ISS ESG principles.

SailingStone reserves the right to override the Guidelines when it considers that such an override would be in the best interest of its Clients, taking into consideration all relevant facts and circumstances at the time of the vote.

In advance of the deadline for any particular vote, ISS posts information regarding that vote on its secure website. This information includes the upcoming voting deadline, the vote indicated by the Guidelines, if any, and any analysis or other information that ISS has prepared with respect to the vote. The CCO accesses the website on a regular basis to monitor the matters presented for shareholder votes and to track the voting of the proxies.

SailingStone will not neglect its proxy voting responsibilities, but the Firm may abstain from voting if it deems that abstaining is in its Clients’ best interests. For example, SailingStone may be unable to vote securities that have been lent by the custodian. Also, proxy voting in certain countries involves “share blocking,” which limits SailingStone’s ability to sell the affected security during a blocking period that can last for several weeks. SailingStone believes that the potential consequences of being unable to sell a security usually outweigh the benefits of participating in a proxy vote, so SailingStone generally abstains from voting when share blocking is required.

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